UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number      811-10385

Pacific Funds Series Trust

(Exact name of registrant as specified in charter)

700 Newport Center Drive, P.O. Box 7500

Newport Beach, CA 92660

(Address of principal executive offices) (Zip code)

Mark Karpe, Esq.

Pacific Life Insurance Company

700 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Anthony H. Zacharski, Esq.

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Registrant’s telephone number, including area code: 949-219-3224

Date of fiscal year end: March 31

Date of reporting period: April 1, 2022 - March 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

March 31, 2023

ANNUAL REPORT

PACIFIC FUNDS

ANNUAL REPORT

AS OF MARCH 31, 2023

Pacific Funds Series Trust, which is a Delaware statutory trust, may be referred to as “Pacific Funds” or the “Trust”.

PACIFIC FUNDS

Dear Shareholders:

We are pleased to share with you the Pacific Funds Series Trust (“Pacific Funds” or the “Trust”) Annual Report for the fiscal year ended March 31, 2023, including performance data, management’s discussion of fund performance, and a complete list of investments as of the close of this reporting period. Pacific Funds is comprised of twenty-nine funds (each individually, a “Fund” and collectively, the “Funds”), fifteen of which are available for direct investment. Pacific Life Fund Advisors LLC (PLFA) is the Adviser to the Trust and supervises the management of all of the Trust’s Funds. PLFA directly manages Pacific FundsSM Portfolio Optimization Conservative, Pacific FundsSM Portfolio Optimization Moderate-Conservative, Pacific FundsSM Portfolio Optimization Moderate, Pacific FundsSM Portfolio Optimization Growth and Pacific FundsSM Portfolio Optimization Aggressive-Growth (together, the “Portfolio Optimization Funds”) as well as the PF Multi-Asset Fund.

Each of the Portfolio Optimization Funds is an asset allocation “Fund of Funds” that invests in Class P shares of certain other Funds of the Trust (the “PF Underlying Funds”). PLFA supervises the management of those PF Underlying Funds which are only available for investment by the Portfolio Optimization Funds. The Portfolio Optimization Funds also invest in Class P shares of Pacific FundsSM Core Income, Pacific FundsSM High Income and Pacific FundsSM Floating Rate Income.

The Adviser has retained other firms to serve as sub-advisers under its supervision. The sub-advisers, the Adviser and the Funds of the Trust that they manage as of March 31, 2023 are listed below:

Sub-Adviser or Adviser	PF Underlying Funds	Page Number

Pacific Investment Management Company LLC (PIMCO)	PF Inflation Managed Fund	A-21

J.P. Morgan Investment Management Inc. (JPMorgan) / Pacific Investment Management Company LLC (PIMCO) / Western Asset Management Company, LLC (Western Asset)	PF Managed Bond Fund	A-22

T. Rowe Price Associates, Inc. (T. Rowe Price)	PF Short Duration Bond Fund	A-24

Principal Global Investors, LLC (PGI)	PF Emerging Markets Debt Fund	A-25

MFS Investment Management (MFS)	PF Growth Fund	A-26

ClearBridge Investments, LLC (ClearBridge)	PF Large-Cap Value Fund	A-27

MFS Investment Management (MFS)	PF Small-Cap Growth Fund	A-28

Alliance Bernstein L.P. (AB)	PF Small-Cap Value Fund	A-29

Invesco Advisers, Inc. (Invesco)	PF Emerging Markets Fund	A-30

ClearBridge Investments, LLC (ClearBridge)	PF International Growth Fund	A-32

FIAM LLC (FIAM)	PF International Small-Cap Fund	A-33

Wellington Management Company LLP (Wellington)	PF International Value Fund	A-34

Pacific Life Fund Advisors LLC (PLFA) / portion sub-advised by Pacific Asset Management LLC	PF Multi-Asset Fund	A-35

Principal Real Estate Investors, LLC (Principal REI)	PF Real Estate Fund	A-36

PACIFIC FUNDS

Each of the sub-advisers and the Adviser has prepared a discussion regarding the performance of the Funds of the Trust that they manage, including commentary discussing positive and negative factors affecting performance for the past twelve months.

This will be our last shareholder report to you. Pursuant to proxy materials you previously received, as a result of a proxy vote that was held on April 10, 2023, the funds of Pacific Funds that are available for direct investment were each reorganized into the corresponding fund of the Aristotle Funds Series Trust (“Aristotle Funds”) effective April 17, 2023. As a result, Aristotle Funds will service your funds going forward. Thank you for your prior confidence in Pacific Funds and the opportunity to service your investment needs, and we wish you all the best in the future.

Sincerely,

Adrian S. Griggs President and Chief Executive Officer

Pacific Funds Series Trust

PACIFIC FUNDS PERFORMANCE DISCUSSION

This Annual Report is provided for the general information of investors with beneficial interests in the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus, as supplemented, which contains information about the Trust and each of its Funds, including their investment objectives, risks, charges and expenses. You should read the prospectus carefully before investing. There is no assurance that a Fund will achieve its investment objective. Each Fund is subject to market risk. The value of a Fund changes as its asset values go up or down. The value of a Fund’s shares will fluctuate, and when redeemed, may be worth more or less than their original cost. The total return for each share class of each Fund is net of fees and includes reinvestment of all dividends and capital gain distributions, if any, and does not include deductions of any applicable share class sales charges. Past performance is not predictive of future performance. This report shows you the performance of each Fund compared to its benchmark index. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the Funds. Indices are unmanaged, do not incur transaction costs, do not include fees and expenses, and cannot be purchased directly by investors. Index returns include reinvested dividends.

The composite benchmarks for the Portfolio Optimization Funds are composed of up to four broad-based indices. The percentage amounts of each broad-based index within each composite benchmark are based on each Fund’s target asset class allocations in effect during the reporting period. The percentages attributed to a broad-based index within a composite benchmark will change if a Fund’s target asset class allocations change.

PLFA supervises the management of the Funds contained in this report, subject to the oversight of the Trust’s Board of Trustees (Board). PLFA directly manages the Portfolio Optimization Funds as well as the PF Multi-Asset Fund. PLFA has written the general market conditions commentary which expresses PLFA’s opinions and views on how the market generally performed for the fiscal year ended March 31, 2023 (the reporting period) as well as separate commentary specific to those Funds that it directly manages that is based on its opinion of how these Funds performed during this reporting period.

For the other Funds, PLFA has retained other firms to serve as sub-advisers under its supervision. Each of these sub-advisers has written a separate commentary specific to the Fund(s) that they manage that is based on their opinions of how their Fund(s) performed during the reporting period. The views expressed in those commentaries reflect those of the respective sub-advisers for the fiscal year ended March 31, 2023.

All views and opinions expressed in the management discussion of fund performance are subject to change at any time based upon market, economic or other conditions, and the Trust, its Adviser and the sub-advisers disclaim any responsibility to update such views. These views and options may not be relied upon as investment advice or recommendations, or as an offer for any particular security. Any references to “we”, “I”, or “ours” are references to the sub-adviser or Adviser, as applicable. Any sectors referenced are provided by the applicable sub-adviser and could be different from the sectors listed in the Schedules of Investments if obtained from another source. The Adviser and sub-advisers may include statements that constitute “forward-looking statements” under the United States (U.S.) securities laws. Forward-looking statements include information concerning possible or assumed future results of the Trust’s investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Trust’s operations or general economic conditions. In addition, when used in this report, words such as “believes”, “expects”, “anticipates”, “intends”, “plans”, “estimates”, “projects” and future or conditional verbs such as “will”, “may”, “could”, “should”, and “would”, or any other statement that necessarily depends on future events, are intended to identify forward- looking statements. Forward-looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that the Adviser or a sub-adviser believes to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward-looking statements. Statements of facts and performance data are from sources considered reliable, but no representation or warranty is made as to their completeness or accuracy.

In connection with any forward-looking statements and any investment in the Trust, investors should carefully consider the investment objectives, policies and risks described in the Trust’s current prospectuses, as supplemented, and Statement of Additional Information, as supplemented, as filed with the United States (U.S.) Securities and Exchange Commission (SEC), which may be obtained from the SEC or by contacting the Trust as noted in the Where to Go for More Information section of this Annual Report.

Market Conditions (for the fiscal year ended March 31, 2023)

Executive Summary

While equity markets managed to recover over the latter half of the reporting period, they faced losses over the reporting period as the S&P 500 Index fell 7.73%. Value stocks fared better than growth stocks, while large-capitalization stocks outperformed small-capitalization stocks over the reporting period. International equities outperformed domestic stocks as European stocks recovered and European economies turned out to be less fragile than feared. Luxury brand names performed well as China’s economy emerged from strict Covid-related lockdowns. Furthermore, global equity investors turned to international stocks over U.S. equities due to attractive valuations abroad.

Within fixed income, longer-duration bonds suffered as interest rates spiked over the reporting period. On the other hand, shorter-duration bonds held up as investors sought safer and more liquid assets. While high yield bonds faced losses over the reporting period, they managed to outperform the Bloomberg U.S. Aggregate Bond Index.

Outlook

While domestic inflation may have peaked, the United States Federal Reserve’s (Fed’s) fighting endeavors against it is yet to be completed. We’ve seen headline inflation ease as supply-chain congestions have cleared up and crude prices have fallen from its peak levels seen during 2022. However, services inflation has yet to show any meaningful signs of slowing down. In particular, wage growth continues to remain elevated due to labor shortages caused by Baby Boomer retirement and stricter immigration policies. Nonetheless, higher interest rates have more recently eased the strong job growth experienced over the past couple of years.

See benchmark definitions on A-37 – A-38

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

The slowdown in employment growth should eventually ease services inflation, although it’s expected to remain sticky due to the relatively healthy labor market. The negative impact from higher interest rates extends beyond just employment growth. Amid this environment, Silicon Valley Bank became the second largest bank to fail in U.S. history. With the failure of a few banks, we are beginning to see some of the collateral damage caused by the Fed’s aggressive rate hikes. As the era of easy money comes to an end, companies with weak fundamentals are beginning to be revealed.

This economic deterioration has convinced the market that the Fed will cut rates later this year. However, this conflicts with the Fed’s projections as it is not expected to start cutting until 2024. As long as inflation remains sticky and the labor market remains healthy, we believe the Fed is unlikely to budge from maintaining interest rates at a high level. Nevertheless, the aggressive rate hikes will likely dampen economic growth as gross domestic product (GDP) forecasts remain relatively dismal for 2023.

In the meantime, the overall equity market appears to be settling down after a turbulent year in 2022. Coincidently, price-to-earnings multiples for the S&P 500 have come down to fair levels as we may be approaching the end of the recent bear market. However, we do not expect all equities will perform in sync with each other. In fact, investors are likely to gravitate toward safer and more defensive areas like large capitalization stocks and avoid vulnerable ones like small capitalization value stocks that have a high concentration in the financial sector.

Growth stocks started to look interesting in 2023 as their multiples went from overly expensive to very attractive over 2022. Investors have turned to growth stocks once again in 2023, as they may be experiencing a bull market in 2023. Furthermore, while sales growth projections have turned negative for value indices, those of larger growth indices remain positive and healthy.

While the picture may look mixed in the U.S., conditions abroad appear to be improving. In particular, economic activity in several emerging market countries has been recovering. India shows much promise with its strong fundamentals and China’s GDP growth is expected to be solid this year as many pro-growth policies were implemented recently. Although Taiwan and South Korea have struggled recently with the downturn in semiconductor demand, the semiconductor industry is expected to recover in the second half of 2023.

Within the fixed income market, much focus has been placed on the shape of the yield curve. The negative spread between the 10- and 2-year Treasuries may have peaked, as the inverted yield curve is signaling a recession ahead. Core bonds should generally outperform equities if we face a recession. On the other hand, credit sectors like high yield bonds and bank loans would struggle if default rates spike. However, we do not anticipate significant credit events to occur in the near-term. Meanwhile, high yields currently offer attractive yield and default rates remain below historical averages.

Although the overall economy remains relatively healthy, the effects from the Fed’s aggressive rate hikes are beginning to take hold. Nonetheless, services inflation remains stubbornly high, which means the Fed will maintain its diligent efforts to quell inflation. While we anticipate the economy to slow down, we do not foresee a major crisis to unfold. In the meantime, markets will likely remain modestly volatile until the Fed has a firm grip on inflation. Given the tradeoff between avoiding a severe recession and maintaining inflation with interest rates, the Fed must carefully walk a fine line to bring the economy back into balance. In this environment, it remains prudent to maintain a relatively defensive allocation, particularly as the equity market may be disappointed if the Fed foregoes rates cuts later in 2023.

Portfolio Optimization Funds

Performance

Since the performance of each Portfolio Optimization Fund is a composite of the performance of each of the PF Underlying Funds in which it invests (which may include bonds and domestic and/or international equities), there is no one broad-based industry index to use as a meaningful comparison to a Portfolio Optimization Fund’s performance. Therefore, we at PLFA have provided information for four broad-based indices to use as a comparison to each Portfolio Optimization Fund’s performance. In addition, to assist in performance comparisons, composite benchmarks were constructed for each Portfolio Optimization Fund each of which is comprised of up to four broad-based indices shown below.

The composition of the composite benchmark reflects the Portfolio Optimization Funds’ broad debt and equity asset class allocations for domestic equity, international equity and fixed income. However, the actual allocation of a Portfolio Optimization Fund could vary because of factors such as market performance and adjustments to allocations within each Funds’ allocation ranges. The one-year performance for these broad-based indices for the year ended March 31, 2023 is shown in the following table:

Broad-Based Indices
S&P 500 Index (representing U.S. Stocks)	-7.73%
MSCI EAFE Index (International Stocks)	-1.38%
Bloomberg US Aggregate Bond Index (Fixed Income)	-4.78%
ICE BofA U.S. 3-Month Treasury Bill (T-Bill) Index (Cash)	2.50%

The benchmark indices for the PF Underlying Funds may differ from the Portfolio Optimization Funds’ broad-based indices. Each Portfolio Optimization Fund may not be invested in all eligible PF Underlying Funds.

See benchmark definitions on A-37 – A-38

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Portfolio Optimization Conservative (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended March 31, 2023?

A. For the year ended March 31, 2023, Pacific Funds Portfolio Optimization Conservative’s Class A (without sales charge) returned -6.71%, compared to a return of -4.78% for the Bloomberg US Aggregate Bond Index, a return of -7.73% for the S&P 500 Index, and a return of -4.37% for the Pacific Funds Portfolio Optimization Conservative Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the Fund to its benchmarks for the ten-year period ended March 31, 2023. For comparison purposes, the performance of all classes for the periods ended March 31, 2023 are also shown in the table below. Performance data for Class C and Class I-2 shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2023

	1 Year		5 Years	10 Years
Fund’s Class A without sales charge	(6.71%	)	1.81%	2.38%
Fund’s Class A with maximum sales charge	(11.87%	)	0.68%	1.81%
Fund’s Class C without sales charge	(7.34%	)	1.05%	1.63%
Fund’s Class C with maximum sales charge	(8.20%	)	1.05%	1.63%
Fund’s Class I-2	(6.50%	)	2.09%	2.62%
Bloomberg US Aggregate Bond Index	(4.78%	)	0.91%	1.36%
S&P 500 Index	(7.73%	)	11.19%	12.24%
Pacific Funds Portfolio Optimization Conservative Composite Benchmark	(4.37%	)	3.03%	3.48%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class A underperformed the Pacific Funds Portfolio Optimization Conservative Composite Benchmark. To seek current income and preservation of capital, under normal market conditions, the Fund is expected to be within the following ranges of the two broad asset classes of debt (fixed income) and equity, respectively: 70% - 85% and 15% - 30%.

The Fund was primarily invested in various fixed income strategies, with a smaller allocation to equity, during the reporting period. Fixed income investments included allocations to intermediate-term bond, short duration bond, inflation-indexed bond, emerging markets bond and floating rate strategies. The equity segment consisted mainly of allocations to domestic and foreign large-capitalization strategies.

Among the fixed income lineup, emerging market bonds and Treasury-inflation protected securities detracted from performance over the reporting period, while short-term bonds contributed positively. Additionally, the PF Managed Bond Fund, which represented the largest weight in the Fund, underperformed the Bloomberg US Aggregate Bond Index and detracted from performance over the reporting period. On the other hand, the exposure to bank loans contributed to performance. Additionally, Pacific Funds Floating Rate Income outperformed its benchmark, contributing to performance.

See benchmark definitions on A-37 – A-38

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Among domestic equities, exposure to large-capitalization value stocks contributed to performance over the reporting period. On the other hand, the exposure to real estate detracted from performance as work-from-home arrangements amid the pandemic lowered demand for office space. Additionally, the PF Multi-Asset Fund underperformed its benchmark, which detracted from performance. International equities as a group outperformed the MSCI EAFE Index over the reporting period. While the exposure to emerging markets and international small-capitalization stocks dragged on performance, the PF Emerging Markets and PF International Small-Cap Funds outperformed their respective benchmarks and contributed to performance.

Pacific Funds Portfolio Optimization Moderate-Conservative (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended March 31, 2023?

A. For the year ended March 31, 2023, Pacific Funds Portfolio Optimization Moderate-Conservative’s Class A (without sales charge) returned -7.59%, compared to a return of -4.78% for the Bloomberg US Aggregate Bond Index, a return of -7.73% for the S&P 500 Index, and a return of -4.64% for the Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the Fund to its benchmarks for the ten-year period ended March 31, 2023. For comparison purposes, the performance of all classes for the periods ended March 31, 2023 are also shown in the table below. Performance data for Class C and Class I-2 shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2023

	1 Year		5 Years	10 Years
Fund’s Class A without sales charge	(7.59%	)	2.76%	3.62%
Fund’s Class A with maximum sales charge	(12.70%	)	1.61%	3.04%
Fund’s Class C without sales charge	(8.37%	)	1.97%	2.86%
Fund’s Class C with maximum sales charge	(9.18%	)	1.97%	2.86%
Fund’s Class I-2	(7.36%	)	3.01%	3.87%
Bloomberg US Aggregate Bond Index	(4.78%	)	0.91%	1.36%
S&P 500 Index	(7.73%	)	11.19%	12.24%
Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark	(4.64%	)	4.56%	5.13%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class A underperformed the Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark. To seek current income and moderate growth of capital, under normal market conditions, the Fund is expected to be within the following ranges of the two broad asset classes of debt (fixed income) and equity, respectively: 50% - 70% and 30% - 50%.

The Fund had a diversified allocation mix that was modestly tilted to fixed income during the reporting period. Fixed income investments included intermediate-term bond strategies as well as short duration bond, inflation-indexed bond, high yield bond, emerging markets bond and

See benchmark definitions on A-37 – A-38

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

floating rate strategies. The Fund’s equity exposure was diversified across style (growth and value), market capitalization and region (including an allocation to foreign small-capitalization and emerging markets strategies).

Among the fixed income lineup, Treasury-inflation protected securities detracted from performance over the reporting period, while short-term bonds and bank loans contributed positively. Additionally, the PF Managed Bond Fund, which represented the largest weight in the Fund, underperformed the Bloomberg US Aggregate Bond Index and detracted from performance over the reporting period. On the other hand, Pacific Funds Floating Rate Income outperformed its benchmark, contributing to performance.

Among domestic equities, exposure to large-capitalization value stocks contributed to performance over the reporting period, while the exposure to small-capitalization stocks detracted from performance. Furthermore, the exposure to real estate detracted from performance as work-from-home arrangements amid the pandemic lowered demand for office space. Additionally, the PF Multi-Asset Fund underperformed its benchmark, which detracted from performance. International equities as a group outperformed the MSCI EAFE Index over the reporting period. While the exposure to emerging markets and international small-capitalization stocks dragged on performance, the PF Emerging Markets and PF International Small-Cap Funds outperformed their respective benchmarks and contributed to performance.

Pacific Funds Portfolio Optimization Moderate (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended March 31, 2023?

A. For the year ended March 31, 2023, Pacific Funds Portfolio Optimization Moderate’s Class A (without sales charge) returned -8.67%, compared to a return of -7.73% for the S&P 500 Index, a return of -4.78% for the Bloomberg US Aggregate Bond Index, and a return of -5.14% for the Pacific Funds Portfolio Optimization Moderate Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the Fund to its benchmarks for the ten-year period ended March 31, 2023. For comparison purposes, the performance of all classes for the periods ended March 31, 2023 are also shown in the table below. Performance data for Class C and Class I-2 shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2023

	1 Year		5 Years	10 Years
Fund’s Class A without sales charge	(8.67%	)	4.11%	5.06%
Fund’s Class A with maximum sales charge	(13.72%	)	2.94%	4.47%
Fund’s Class C without sales charge	(9.24%	)	3.36%	4.31%
Fund’s Class C with maximum sales charge	(9.97%	)	3.36%	4.31%
Fund’s Class I-2	(8.39%	)	4.38%	5.32%
S&P 500 Index	(7.73%	)	11.19%	12.24%
Bloomberg US Aggregate Bond Index	(4.78%	)	0.91%	1.36%
Pacific Funds Portfolio Optimization Moderate Composite Benchmark	(5.14%	)	6.23%	6.96%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

See benchmark definitions on A-37 – A-38

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class A underperformed the Pacific Funds Portfolio Optimization Moderate Composite Benchmark. To seek long-term growth of capital and low to moderate income, under normal market conditions, the Fund is expected to be within the following ranges of the two broad asset classes of debt (fixed income) and equity, respectively: 30% - 50% and 50% - 70%.

The Fund allocated to a mix of equity and fixed income strategies during the reporting period, with a larger allocation toward equity investments. The equity exposure was diversified across style (growth and value), market capitalization and region (including allocations to foreign small-capitalization and emerging markets stocks). The Fund also maintained exposure to select market sectors such as publicly-traded real estate investment trusts (REITs). Fixed income investments included intermediate-term bond, short duration bond, inflation-indexed bond, emerging markets bond and floating rate loan strategies.

Among domestic equities, exposure to large-capitalization value stocks contributed to performance over the reporting period. On the other hand, the exposure to real estate detracted from performance as work-from-home arrangements amid the pandemic lowered demand for office space. The exposure to growth stocks also detracted from performance as the technology sector struggled over the reporting period. Additionally, the PF Multi-Asset Fund underperformed its benchmark, which detracted from performance.

International equities as a group outperformed the MSCI EAFE Index over the reporting period. While the exposure to emerging markets and international small-capitalization stocks dragged on performance, the PF Emerging Markets and PF International Small-Cap Funds outperformed their respective benchmarks and contributed to performance.

Among the fixed income lineup, Treasury-inflation protected securities detracted from performance over the reporting period, while short-term bonds and bank loans contributed positively. Additionally, the PF Managed Bond Fund underperformed the Bloomberg US Aggregate Bond Index and detracted from performance over the reporting period. On the other hand, Pacific Funds Floating Rate Income outperformed its benchmark, contributing to performance.

See benchmark definitions on A-37 – A-38

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Portfolio Optimization Growth (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended March 31, 2023?

A. For the year ended March 31, 2023, Pacific Funds Portfolio Optimization Growth’s Class A (without sales charge) returned -8.93%, compared to a return of -7.73% for the S&P 500 Index, a return of -4.78% for the Bloomberg US Aggregate Bond Index, and a return of -5.61% for the Pacific Funds Portfolio Optimization Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the Fund to its benchmarks for the ten-year period ended March 31, 2023. For comparison purposes, the performance of all classes for the periods ended March 31, 2023 are also shown in the table below. Performance data for Class C and Class I-2 shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2023

	1 Year		5 Years	10 Years
Fund’s Class A without sales charge	(8.93%	)	5.03%	6.24%
Fund’s Class A with maximum sales charge	(13.92%	)	3.84%	5.64%
Fund’s Class C without sales charge	(9.63%	)	4.24%	5.47%
Fund’s Class C with maximum sales charge	(10.34%	)	4.24%	5.47%
Fund’s Class I-2	(8.72%	)	5.28%	6.49%
S&P 500 Index	(7.73%	)	11.19%	12.24%
Bloomberg US Aggregate Bond Index	(4.78%	)	0.91%	1.36%
Pacific Funds Portfolio Optimization Growth Composite Benchmark	(5.61%	)	7.59%	8.50%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class A underperformed the Pacific Funds Portfolio Optimization Growth Composite Benchmark. To seek moderately high, long-term capital appreciation with low, current income, under normal market conditions, the Fund is expected to be within the following ranges of the two broad asset classes of debt (fixed income) and equity, respectively: 15% - 30% and 70% - 85%.

The Fund had a diversified allocation mix during the reporting period with the majority allocated to equity. The equity exposure was diversified across style (growth and value), market capitalization and region (including allocations to foreign small capitalization and emerging markets stocks). The Fund also maintained exposure to select market sectors such as publicly-traded REITs. Fixed income investments included intermediate-term bond strategies as well as specific strategies such as short duration bond, inflation-indexed bond and emerging markets bond strategies.

See benchmark definitions on A-37 – A-38

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Among domestic equities, exposure to large-capitalization value stocks contributed to performance over the reporting period. On the other hand, the exposure to real estate detracted from performance as work-from-home arrangements amid the pandemic lowered demand for office space. The exposure to growth stocks also detracted from performance as the technology sector struggled over the reporting period. Additionally, the PF Multi-Asset Fund underperformed its benchmark, which detracted from performance.

International equities as a group outperformed the MSCI EAFE Index over the reporting period. While the exposure to emerging markets and international small-capitalization stocks dragged on performance, the PF Emerging Markets and PF International Small-Cap Funds outperformed their respective benchmarks and contributed to performance.

Among the fixed income lineup, Treasury-inflation protected securities detracted from performance over the reporting period, while short-term bonds and bank loans contributed positively. Additionally, the PF Managed Bond Fund underperformed the Bloomberg US Aggregate Bond Index and detracted from performance over the reporting period. On the other hand, Pacific Funds Floating Rate Income outperformed its benchmark, contributing to performance.

Pacific Funds Portfolio Optimization Aggressive-Growth (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended March 31, 2023?

A. For the year ended March 31, 2023, Pacific Funds Portfolio Optimization Aggressive-Growth’s Class A (without sales charge) returned -9.53%, compared to a return of -7.73% for the S&P 500 Index, a return of -4.78% for the Bloomberg US Aggregate Bond Index, and a return of -5.83% for the Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the Fund to its benchmarks for the ten-year period ended March 31, 2023. For comparison purposes, the performance of all classes for the periods ended March 31, 2023 are also shown in the table below. Performance data for Class C and Class I-2 shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2023

	1 Year		5 Years	10 Years
Fund’s Class A without sales charge	(9.53%	)	5.85%	7.07%
Fund’s Class A with maximum sales charge	(14.49%	)	4.66%	6.46%
Fund’s Class C without sales charge	(10.16%	)	5.07%	6.31%
Fund’s Class C with maximum sales charge	(10.81%	)	5.07%	6.31%
Fund’s Class I-2	(9.25%	)	6.12%	7.33%
S&P 500 Index	(7.73%	)	11.19%	12.24%
Bloomberg US Aggregate Bond Index	(4.78%	)	0.91%	1.36%
Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark	(5.83%	)	8.76%	9.87%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

See benchmark definitions on A-37 – A-38

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class A underperformed the Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark. To seek high, long-term capital appreciation, under normal market conditions, the Fund is expected to be within the following ranges of the two broad asset classes of debt (fixed income) and equity, respectively: 0%—15% and 85%—100%.

The Fund primarily allocated to domestic and international equity funds that are diversified across style (growth and value), market capitalization and region (which included allocations to foreign small-capitalization and emerging markets stocks) during the reporting period. The Fund also maintained exposure to select sectors, such as publicly-traded REITs, as well as a small allocation to intermediate-term fixed income securities.

Among domestic equities, exposure to large-capitalization value stocks contributed to performance over the reporting period, while the exposure to small-capitalization stocks detracted from performance. Nonetheless, the PF Large-Cap Value and PF Small-Cap Value Funds outperformed their respective benchmarks and contributed to performance. On the other hand, the exposure to small-capitalization stocks and real estate detracted from performance. The exposure to growth stocks also detracted from performance as the technology sector struggled over the reporting period. Additionally, the PF Multi-Asset Fund underperformed its benchmark, which detracted from performance.

International equities as a group outperformed the MSCI EAFE Index over the reporting period. While the exposure to emerging markets and international small-capitalization stocks dragged on performance, the PF Emerging Markets and PF International Small-Cap Funds outperformed their respective benchmarks and contributed to performance.

Among the fixed income lineup, emerging markets debt detracted from performance over the reporting period, while short-term bonds and bank loans contributed positively. Additionally, the PF Managed Bond Fund underperformed the Bloomberg US Aggregate Bond Index and detracted from performance over the reporting period. On the other hand, Pacific Funds Floating Rate Income outperformed its benchmark, contributing to performance.

Pacific Funds Ultra Short Income (managed by Pacific Asset Management LLC)

Q. How did the Fund perform for the year ended March 31, 2023?

A. For the year ended March 31, 2023, Pacific Funds Ultra-Short Income’s Class I returned 2.30%, compared to a return of 2.27% for its benchmark, the Bloomberg Short Treasury Total Return Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception through March 31, 2023. For comparison purposes, the performance of all classes for the period ended March 31, 2023 are also shown in the table below. Performance data for Class I-2 shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2023(1)

	1 Year	Since Inception (6/28/19)
Fund’s Class I	2.30%	1.52%
Fund’s Class I-2	2.30%	1.52%
Bloomberg Short Treasury Total Return Index	2.27%	1.12%

(1)

Pacific Asset Management LLC began managing the Fund effective December 31, 2019. Prior to that date, Pacific Life Fund Advisors LLC doing business under the name Pacific Asset Management managed the Fund.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

See benchmark definitions on A-37 – A-38

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period the Fund’s Class I outperformed the benchmark. The Fund seeks current income consistent with capital preservation. The Fund primarily invests in investment grade short-term fixed and floating rate debt securities. Using a fundamental approach with a top-down overlay, we, the Pacific Asset Management’s team of portfolio managers and research analysts, look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts in the process of individual investment selection.

Our focus on corporate debt versus government securities was the primary contributor to performance. The Fund’s overweight relative to the benchmark to corporate bonds, notably BBB-rated corporate bonds, benefited performance. The Fund’s exposure to the non-investment grade bank loans and collateralized loan obligations benefited performance. The Fund’s exposure to securities that have longer maturities than the benchmark detracted from performance. At the sector level, exposures to consumer cyclical, energy, electric utilities, and communications benefited performance while exposures to asset backed securities, insurance, and transportation detracted.

Pacific Funds Short Duration Income (managed by Pacific Asset Management LLC)

Q. How did the Fund perform for the year ended March 31, 2023?

A. For the year ended March 31, 2023, Pacific Funds Short Duration Income’s Class I returned 1.06%, compared to a return of 0.26% for its benchmark, the Bloomberg US 1-3 Year Government/Credit Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended March 31, 2023. For comparison purposes, the performance of all classes for the periods ended March 31, 2023 are also shown in the table below. Performance data for Class A, Class C and Class I-2 shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2023(1)

	1 Year		5 Years	10 Years
Fund’s Class I	1.06%		1.96%	1.82%
Fund’s Class A without sales charge	0.75%		1.69%	1.56%
Fund’s Class A with maximum sales charge	(2.23%	)	1.07%	1.26%
Fund’s Class C without sales charge	0.00%		0.93%	0.81%
Fund’s Class C with maximum sales charge	(0.99%	)	0.93%	0.81%
Fund’s Class I-2	1.01%		1.94%	1.82%
Bloomberg 1-3 Year US Government/Credit Bond Index	0.26%		1.26%	1.01%

(1)

Pacific Asset Management LLC began managing the Fund effective December 31, 2019. Prior to that date, Pacific Life Fund Advisors LLC doing business under the name Pacific Asset Management managed the Fund.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. The Fund seeks current income. We at Pacific Asset Management use a short maturity corporate debt focused strategy for the Fund. Using a fundamental approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts in the process of individual investment selection.

The Fund’s asset allocation and focus on corporate debt were the primary contributors to relative performance. The Fund’s overweight relative to the benchmark to corporate bonds, notably BBB-rated corporate bonds, contributed to performance. The Fund’s overweight to the non-investment grade bank loan sector and the high yield bond sector also contributed to performance. While the Fund’s overall duration was below benchmark, which contributed to performance, the overweight to the intermediate portion of the yield curve was a detractor. The Fund’s overweight to insurance, technology, and electric utilities benefited performance while the Fund’s overweight to REITs and asset backed securities detracted. At the issuer level, Banco Santander (banking), Assured Partners (insurance) and Hub International (insurance) were the top contributors while Thrive Pet Healthcare (healthcare), CoreLogic (technology) and Spin (capital goods) were the top detractors.

See benchmark definitions on A-37 – A-38

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Core Income (managed by Pacific Asset Management LLC)

Q. How did the Fund perform for the year ended March 31, 2023?

A. For the year ended March 31, 2023, Pacific Funds Core Income’s Class I returned -3.60%, compared to a return of -4.78% for its benchmark, the Bloomberg US Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended March 31, 2023. For comparison purposes, the performance of all classes for the periods ended March 31, 2023 are also shown in the table below. Performance data for Class A, Class C, Class P and Class I-2 shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2023(1)

	1 Year		5 Years	10 Years
Fund’s Class I	(3.60%	)	1.96%	2.26%
Fund’s Class A without sales charge	(3.90%	)	1.65%	1.96%
Fund’s Class A with maximum sales charge	(7.96%	)	0.78%	1.53%
Fund’s Class C without sales charge	(4.63%	)	0.87%	1.19%
Fund’s Class C with maximum sales charge	(5.56%	)	0.87%	1.19%
Fund’s Class I-2	(3.60%	)	1.94%	2.25%
Bloomberg US Aggregate Bond Index	(4.78%	)	0.91%	1.36%

	1 Year		5 Years	Since Inception (4/27/15)
Fund’s Class P	(3.59%	)	1.95%	1.86%
Bloomberg US Aggregate Bond Index	(4.78%	)	0.91%	1.00%

(1)

Pacific Asset Management LLC began managing the Fund effective December 31, 2019. Prior to that date, Pacific Life Fund Advisors LLC doing business under the name Pacific Asset Management managed the Fund.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. The Fund uses an intermediate term corporate debt focused strategy. Using a fundamental approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts in the process of individual investment selection.

The Fund benefited from asset allocation and the focus on corporate debt versus government securities as the primary contributors to relative performance. The Fund’s exposure to the non-investment grade bank loan sector and the high yield bond sector benefited performance. The Fund’s overweight to BBB-rated corporate bonds (relative to the benchmark) detracted from performance. While the Fund’s overall duration was below benchmark, which contributed to performance, the Fund’s overweight to the long-end of the yield curve was a detractor. The Fund’s sector overweight to consumer cyclicals, electric utilities, transportation, capital goods, and collateralized loan obligations benefited performance while the Fund’s sector overweight to banking, REITs and consumer non-cyclicals detracted. At the Issuer level, Hub International (insurance), Nevada Power (Electric Utility), and Filtration Group (Capital Goods) were the top contributors, while Universal Health Services (healthcare), Charter Communications (communications), and AT&T (communications) were the top detractors.

See benchmark definitions on A-37 – A-38

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds ESG Core Bond (managed by Pacific Asset Management LLC)

Q. How did the Fund perform for the year ended March 31, 2023?

A. For the year ended March 31, 2023, Pacific Funds ESG Core Bond’s Class I returned -4.12% compared to a return of -4.78% for its benchmark, the Bloomberg US Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception through March 31, 2023. For comparison purposes, the performance of all classes for the period ended March 31, 2023 are also shown in the table below. Performance data for Class I-2 shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2023

	1 Year		Since Inception (12/14/20)
Fund’s Class I	(4.12%	)	(4.87%	)
Fund’s Class I-2	(4.12%	)	(4.87%	)
Bloomberg US Aggregate Bond Index	(4.78%	)	(5.24%	)

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. The Fund uses an intermediate term corporate debt focused strategy. Using a fundamental approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts in the process of individual investment selection. The Fund also incorporates sustainable investment goals into the investment process by use of ESG Exclusions and ESG metrics. The sub-adviser created the following ESG Exclusions to seek to screen out investment in issuers with direct involvement in: (i) the production, distribution, sale or use of thermal coal exceeding the sub-adviser’s revenue threshold; (ii) the production of tobacco; (iii) the production or sale of controversial military weapons; and (iv) serious human rights violations, severe environmental damage or gross corruption. Individual investment selection was also based on the sub-adviser’s analysis of ESG metrics provided by independent third-party ESG service providers. That is, the sub-adviser relies on ESG ratings and other information provided by various independent third-party ESG service providers to help construct a portfolio that rates highly on ESG factors.

The Fund benefited from asset allocation, security selection, and the underweight to duration during the reporting period. While the Fund’s overall duration was below benchmark, which contributed to performance, the overweight to the long-end of the yield curve was a detractor. The Fund’s overweight to, and selection within electrical utilities, natural gas, technology, and collateralized loan obligations benefited performance, while the Fund’s selection within banking, consumer cyclicals, and energy detracted. At the issuer level, Comcast Corporation (communication), Alcon Finance (consumer non-cyclical), and Intel Corporation (technology) contributed to performance, while Jab Holdings (insurance) Bank of America (banking) and Lowe’s Companies (retail) detracted.

See benchmark definitions on A-37 – A-38

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Strategic Income (managed by Pacific Asset Management LLC)

Q. How did the Fund perform for the year ended March 31, 2023?

A. For the year ended March 31, 2023, Pacific Funds Strategic Income’s Class I returned -2.03%, compared to a return of -4.78% for its benchmark, the Bloomberg US Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended March 31, 2023. For comparison purposes, the performance of all classes for the periods ended March 31, 2023 are also shown in the table below. Performance data for Class A, Class C and Class I-2 shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2023(1)

	1 Year		5 Years	10 Years
Fund’s Class I	(2.03%	)	3.48%	3.81%
Fund’s Class A without sales charge	(2.41%	)	3.15%	3.50%
Fund’s Class A with maximum sales charge	(6.59%	)	2.25%	3.05%
Fund’s Class C without sales charge	(3.04%	)	2.43%	2.76%
Fund’s Class C with maximum sales charge	(3.97%	)	2.43%	2.76%
Fund’s Class I-2	(2.16%	)	3.42%	3.76%
Bloomberg US Aggregate Bond Index	(4.78%	)	0.91%	1.36%

(1)

Pacific Asset Management LLC began managing the Fund effective December 31, 2019. Prior to that date, Pacific Life Fund Advisors LLC doing business under the name Pacific Asset Management managed the Fund.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. The Fund seeks a high level of current income, and may also seek capital appreciation. We, the Pacific Asset Management portfolio management team, focus the Fund on U.S. dollar credit focused fixed income asset classes, notably non-investment grade securities. Based on our view of the market conditions during the reporting period, we positioned the Fund towards non-investment grade securities. Using a fundamental approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts in the process of individual investment selection.

The Fund outperformed its benchmark for the reporting period due to asset allocation and an underweight to duration relative to the benchmark. The Fund’s reporting period saw both interest rates and corporate credit spreads increase, leading investment grade credit to moderately underperform Treasuries and Agency Mortgage Back Securities. The Fund’s exposure to the non-investment grade bank loans, high yield securities, and collateralized loan obligations contributed to performance. The Fund’s overall duration was below that of the benchmark, which contributed to performance. At the sector level, overweights to, and selection within, energy, capital goods, and finance companies benefited performance. Positioning in REITS and banking detracted. At the issuer level, Ahern Rentals (capital goods), Applied Systems (technology) and Bway (capital goods) were the top contributors while Athene (insurance), CSC Holding (communications) and Community Health Systems (healthcare) were the top detractors.

See benchmark definitions on A-37 – A-38

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Floating Rate Income (managed by Pacific Asset Management LLC)

Q. How did the Fund perform for the year ended March 31, 2023?

A. For the year ended March 31, 2023, Pacific Funds Floating Rate Income’s Class I returned 2.69%, compared to a return of 2.12% for its benchmark, the Credit Suisse Leveraged Loan Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended March 31, 2023. For comparison purposes, the performance of all classes for the periods ended March 31, 2023 are also shown in the table below. Performance data for Class A, Class C , Class I-2 and Class P shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2023(1)

	1 Year		5 Years	10 Years
Fund’s Class I	2.69%		3.23%	3.50%
Fund’s Class A without sales charge	2.50%		2.94%	3.20%
Fund’s Class A with maximum sales charge	(0.59%	)	2.32%	2.89%
Fund’s Class C without sales charge	1.75%		2.22%	2.46%
Fund’s Class C with maximum sales charge	0.79%		2.22%	2.46%
Fund’s Class I-2	2.66%		3.18%	3.46%
Fund’s Class P	2.71%		3.23%	3.48%
Credit Suisse Leveraged Loan Index	2.12%		3.55%	3.86%

(1)

Pacific Asset Management LLC began managing the Fund effective December 31, 2019. Prior to that date, Pacific Life Fund Advisors LLC doing business under the name Pacific Asset Management managed the Fund.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. The Fund seeks a high level of current income. Using a fundamental approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look for investment opportunities in floating rate loans and floating rate debt securities.

For the reporting period, the Fund outperformed the benchmark primarily due to its focus on the performing segment of the loan market and selection within second-lien loans. During the reporting period, the Fund’s underweight (relative to its benchmark) to higher quality loans rated BB and above detracted from performance as these loans outperformed lower quality loans. The Fund’s underweight to distressed loans contributed to performance. The Fund’s overweights to issuers in the financials, healthcare and information technology sectors benefited performance while underweights to energy, services and utility sectors detracted from performance. The Fund’s security selection within performing second lien CCC-rated loans contributed to performance during the reporting period. The Fund’s focus on larger and more liquid issuers (which we generally defined as those issuers with facility sizes greater than $1 billion) contributed to performance as larger issuers outperformed.

See benchmark definitions on A-37 – A-38

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds High Income (managed by Pacific Asset Management LLC)

Q. How did the Fund perform for the year ended March 31, 2023?

A. For the year ended March 31, 2023, Pacific Funds High Income’s Class I returned -2.91%, compared to a return of -3.35% for its benchmark, the Bloomberg US High-Yield 2% Issuer Capped Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended March 31, 2023. For comparison purposes, the performance of all classes for the periods ended March 31, 2023 are also shown in the table below. Performance data for Class A, Class C , Class I-2 and Class P shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2023(1)

	1 Year		5 Years	10 Years
Fund’s Class I	(2.91%	)	2.93%	3.57%
Fund’s Class A without sales charge	(3.09%	)	2.69%	3.33%
Fund’s Class A with maximum sales charge	(7.23%	)	1.81%	2.87%
Fund’s Class C without sales charge	(3.81%	)	1.96%	2.57%
Fund’s Class C with maximum sales charge	(4.73%	)	1.96%	2.57%
Fund’s Class I-2	(2.84%	)	2.96%	3.58%
Bloomberg US High-Yield 2% Issuer Capped Bond Index	(3.35%	)	3.19%	4.09%

	1 Year		5 Years	Since Inception (1/14/15)
Fund’s Class P	(2.83%	)	2.94%	3.83%
Bloomberg US High-Yield 2% Issuer Capped Bond Index	(3.35%	)	3.19%	4.16%

(1)

Pacific Asset Management LLC began managing the Fund effective December 31, 2019. Prior to that date, Pacific Life Fund Advisors LLC doing business under the name Pacific Asset Management managed the Fund.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. The Fund seeks a high level of current income by investing in non-investment grade debt instruments or in instruments with characteristics of non-investment grade instruments. Using a fundamental approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts.

For the reporting period, the Fund outperformed the benchmark primarily due to security selection within corporate credit and an underweight (relative to the benchmark) to duration. The Fund’s underweight to BB-rated securities and overweight to B-rated securities benefited performance. The Fund’s exposure to bank loans contributed to performance given the rise in interest rates during the reporting period. At the sector level, underweights to communications and banking, as well as an overweight to capital goods benefited performance. The Fund’s security selection within energy, technology, and consumer non-cyclical detracted from performance. At the issuer level, BCPE Ulysses (capital goods), Ford Motor (consumer cyclical), and Allied Universal (consumer cyclical) were the top contributors while Level 3 Financing (communications), Lumen Technologies (communications), and CSC Holdings (communications) were the top detractors.

See benchmark definitions on A-37 – A-38

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Small/Mid-Cap (managed by Rothschild & Co Asset Management US Inc.)

Q. How did the Fund perform for the year ended March 31, 2023?

A. For the year ended March 31, 2023, Pacific Funds Small/Mid-Cap’s Class I-2 returned -11.15%, compared to a return of -10.39% for its benchmark, the Russell 2500 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I-2 shares of the Fund to its benchmark for the period from inception through March 31, 2023. For comparison purposes, the performance of all classes for the periods ended March 31, 2023 are also shown in the table below. Performance data for Class A, Class C, and Class R6 shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2023

	1 Year		5 Years	Since Inception (1/11/16)
Fund’s Class I-2	(11.15%	)	3.49%	7.59%
Fund’s Class A without sales charge	(11.41%	)	3.22%	7.33%
Fund’s Class A with maximum sales charge	(15.17%	)	2.32%	6.69%
Fund’s Class C without sales charge	(12.01%	)	2.47%	6.54%
Fund’s Class C with maximum sales charge	(12.57%	)	2.47%	6.54%
Russell 2500 Index	(10.39%	)	6.65%	10.33%

	1 Year		5 Years	Since Inception (12/31/14)
Fund’s Class R6	(11.11%	)	3.57%	5.90%
Russell 2500 Index	(10.39%	)	6.65%	7.64%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I-2 underperformed the benchmark. We at Rothschild & Co Asset Management US implement the Fund’s strategy by investing in common stocks and other equity securities of small and medium capitalization U.S. companies. We analyze a variety of quantitative and fundamental inputs in making stock decisions and seek to build a portfolio that is well diversified at the issuer level and by economic sector. Our focus remains on identifying stocks with attractive relative valuations and the ability to exceed investors’ expectations.

Leading sectors contributing to the Fund’s underperformance included healthcare, consumer discretionary, and industrials. Conversely, the energy, real estate, and technology sectors provided the largest contributors to the Fund’s performance. Sector allocation was negative, with the main detractors coming from industrials, health care, and real estate partially offset by positive attribution from financial services, technology and communication services. Stock selection was a positive contributor to the Fund’s performance with the effects of contributors in the real estate, energy, and materials falling short of those of the detractors in the financials, consumer discretionary, and communications sectors.

Turning to individual stocks, a top detractor from the Fund’s performance during the reporting period included Kohl’s Corporation (KSS), a department store retailer, which was under pressure following weaker-than-expected results and annual guidance lowering prior reported acquisition interest from private equity and other parties. Results were impacted by overall industry weakness and a more abrupt change in demand trend toward experiences and away from goods. This occurred as consumers attended events and returned to work, along with pressure to consumer wallets from gas prices and a weak April 2022, given significant unseasonal weather patterns. We sold the position following such deterioration in trends. Another detractor from the Fund’s performance was Generac Holdings Inc. (GNRC), a backup power company, which announced weaker-than-expected sales and earnings and lower annual guidance as home stand-by installation capacity growth lagged production output, creating an excess inventory position within the channel. In addition, the company had lower-than-expected clean energy shipments due to a large customer bankruptcy within the solar industry. With deteriorating near-term fundamentals coupled with increasing competitive risks, we exited the position. Lastly, ZoomInfo Technologies Inc. (ZI), a business-to-business data, marketing, and sales intelligence software platform vendor, whose shares underperformed after it issued weaker-than-expected guidance for 2023 sales growth. The company was negatively impacted by the macro environment, which drove greater budget scrutiny, longer sales cycles, and lower customer net expansion trends.

Top individual stock contributors to the Fund’s performance during the reporting period included Quanta Services, Inc. (PWR), an electric power infrastructure company, whose shares outperformed following a better-than-expected earnings results and guidance that was ahead of consensus estimates. We continue to like the company’s exposure to the strong secular growth trends in renewables and electric transmission. Another contributor to the Fund’s performance, Deckers Outdoor Corporation (DECK), a footwear company, reported better-than-expected fiscal

See benchmark definitions on A-37 – A-38

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

results and raised earnings guidance driven by strong demand for its Hoka and Ugg brands. In addition, the company announced a significant share repurchase authorization. Lastly, Atkore Inc. (ATKR), an electrical components and equipment company, which outperformed following better-than-expected results during the third quarter of the reporting period and new long-term guidance for 2025 that surpassed expectations. Investor fears of significant price reversals have not materialized in recent results.

Pacific Funds Small-Cap (managed by Rothschild & Co Asset Management US Inc.)

Q. How did the Fund perform for the year ended March 31, 2023?

A. For the year ended March 31, 2023, Pacific Funds Small-Cap’s Class I-2 returned -11.96%, compared to a return of -11.61% for its benchmark, the Russell 2000 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I-2 shares of the Fund to its benchmark for the period from inception through March 31, 2023. For comparison purposes, the performance of all classes for the periods ended March 31, 2023 are also shown in the table below. Performance data for Class A, Class C, and Class R6 shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2023

	1 Year		5 Years	Since Inception (1/11/16)
Fund’s Class I-2	(11.96%	)	2.50%	7.18%
Fund’s Class A without sales charge	(12.15%	)	2.25%	6.92%
Fund’s Class A with maximum sales charge	(15.90%	)	1.37%	6.28%
Fund’s Class C without sales charge	(12.83%	)	1.49%	6.11%
Fund’s Class C with maximum sales charge	(13.71%	)	1.49%	6.11%
Russell 2000 Index	(11.61%	)	4.71%	9.29%

	1 Year		5 Years	Since Inception (12/31/14)
Fund’s Class R6	(11.85%	)	2.58%	5.17%
Russell 2000 Index	(11.61%	)	4.71%	6.43%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I-2 underperformed the benchmark. We at Rothschild & Co Asset Management US implement the Fund’s strategy by investing in common stocks and other equity securities of small capitalization U.S. companies. We analyze a variety of quantitative and fundamental inputs in making stock decisions and seek to build a portfolio that is well diversified at the issuer level and by economic sector. Our focus remains on identifying stocks with attractive relative valuations and the ability to exceed investors’ expectations.

Top sectors detracting from the Fund’s performance included consumer discretionary, materials, and technology. Conversely, the consumer staples, health care, and communications sectors contributed the most to the Fund’s absolute performance. Sector allocation was flat for the period, with the main detractors coming from energy, health care, and industrials, offset by positive relative performance from communications, financials, consumer discretionary, and our cash position. Stock selection was positive for the reporting period, with the effects of contributors in the health care, consumer staples, and industrials outshining detractors in the consumer discretionary, materials, and technology sectors.

Turning to individual stocks, a top detractor from the Fund’s performance was NexPoint Residential Trust, Inc. (NXRT), a real estate investment trust that owns and operates middle-income multi-family residential real estate in sunbelt markets. The company has continued to deliver strong rent growth and continues to offer a compelling internal growth story via apartment renovations. Leverage is higher than peers but largely swapped into fixed rates. Nonetheless, the stock has declined due to a decrease of the stock’s price-to-earning’s ratio, as it has reversed most of 2021’s gains. While its implied value has declined due to higher market financing costs, the stock has underperformed on broader concerns about sustainability of rent and occupancy trends. Another detractor from the Fund’s performance was Avaya Holdings Corp. (AVYAQ), a communication technology provider that reported weaker than expected revenue and earnings driven by delayed revenue recognition as its transition to a subscription business was moving faster than expected. The company continued to increase its key performance metrics with raising its cloud annualized recurring revenue estimate. However, worse than expected cash flow from the accelerated subscription transition drove increased liquidity concerns over debt due in mid-2023. We exited the position as the company announced much weaker than expected results driving further liquidity concerns along with a leadership change. Lastly, Kohl’s Corporation (KSS), a department store retailer, was under pressure following weaker-than-expected results and annual guidance lowering prior reported acquisition interest from private equity and other parties. Results were impacted by overall industry weakness and a more abrupt change in demand trend toward

See benchmark definitions on A-37 – A-38

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

experiences and away from goods. This occurred as consumers attended events and returned to work, along with pressure to consumer wallets from gas prices and a weak April 2022, given significant unseasonal weather patterns. We sold the position following such deterioration in trends.

Top contributors to the Fund’s performance included e.l.f. Beauty, Inc. (ELF), a cosmetic and beauty company, which reported significantly better sales and earnings results, and raised guidance several times throughout the reporting period. Such results were driven by better overall demand on strong cosmetic and skincare spending, along with expanded shelf space in key retail partners, market share gains as consumers trade down toward value, and international and digital demand. Another contributor was Atkore Inc. (ATKR), an electrical components and equipment company, which outperformed following better-than-expected results during the third quarter of the reporting period and new long-term guidance for 2025 that surpassed expectations. Investor fears of significant price reversals have not materialized in recent results. Lastly, Brigham Minerals, Inc. (MNRL), a mineral royalty company, performed well on increased full-year production guidance as producers appeared to accelerate drilling activity on the company’s land. News speculation towards the end of the month of August 2022 suggested that Brigham’s management was investigating strategic alternatives, including a sale of the company; this speculation was subsequently confirmed with an announced all-stock merger in early September 2022.

Pacific Funds Small-Cap Value (managed by Rothschild & Co Asset Management US Inc.)

Q. How did the Fund perform for the year ended March 31, 2023?

A. For the year ended March 31, 2023, Pacific Funds Small-Cap Value’s Class I-2 returned -10.18%, compared to a return of -12.96% for its benchmark, the Russell 2000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I-2 shares of the Fund to its benchmark for the period from inception through March 31, 2023. For comparison purposes, the performance of all classes for the periods ended March 31, 2023 are also shown in the table below. Performance data for Class A, Class C, and Class R6 shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2023

	1 Year		5 Years	Since Inception (1/11/16)
Fund’s Class I-2	(10.18%	)	3.74%	7.48%
Fund’s Class A without sales charge	(10.48%	)	3.45%	7.18%
Fund’s Class A with maximum sales charge	(14.27%	)	2.55%	6.54%
Fund’s Class C without sales charge	(11.11%	)	2.69%	6.40%
Fund’s Class C with maximum sales charge	(11.97%	)	2.69%	6.40%
Russell 2000 Value Index	(12.96%	)	4.55%	8.95%

	1 Year		5 Years	Since Inception (12/31/14)
Fund’s Class R6	(10.18%	)	3.76%	5.19%
Russell 2000 Value Index	(12.96%	)	4.55%	5.85%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I-2 outperformed the benchmark. We at Rothschild & Co Asset Management US implement the Fund’s strategy by investing in common stocks and other equity securities of small capitalization U.S. companies. We analyze a variety of quantitative and fundamental inputs in making stock decisions and seek to build a portfolio that is well diversified at the issuer level and by economic sector. Our focus remains on identifying stocks with attractive relative valuations and the ability to exceed investors’ expectations.

Leading sectors contributing to the Fund’s performance included healthcare, industrials, and communications. Conversely, the technology, materials, and consumer discretionary sectors were the main detractors to the Fund’s return. Sector allocation was positive, with the main contributions coming from communications, financials, industrials, and our cash position, partially offset by weak performance in the energy, materials, and consumer discretionary sectors. Stock selection was the primary driver of the Fund’s relative outperformance, with the effects of contributors in the healthcare, industrials, and energy sectors outshining detractors in the technology, materials, and financials sectors.

Turning to individual stocks, top individual stock contributors to the Fund’s performance included UFP Technologies, Inc. (UFPT), a packaging company focused on the medical end market, which dramatically beat consensus as the combination of organic growth and a recent acquisition drove outperformance. Market analysts raised consensus expectations for the company for 2022 and 2023, which led to an increase of the company’s price-to-earnings ratio, and in our view reduced the value proposition for the stock. Therefore, in November 2022, we trimmed

See benchmark definitions on A-37 – A-38

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

our position in the stock to lock in gains. Another contributor to the Fund’s performance was Avantax, Inc. (AVTA), a tax focused wealth management company, announced the sale of its TaxAct business and accretive capital structure management plans including a significant share repurchase plan consisting of a $250m modified Dutch Auction tender and another $200m of shares in the open market over time. In addition, the company plans for debt paydown and refinancing. Lastly, Atkore Inc. (ATKR), an electrical components and equipment company, which outperformed following better-than-expected quarterly results and new long-term guidance for 2025 that surpassed expectations. Investor fears of significant price reversals have not materialized in recent results.

A top detractor from the Fund’s performance was NexPoint Residential Trust, Inc. (NXRT), a real estate investment trust that owns and operates middle-income multi-family residential real estate in sunbelt markets. The company has continued to deliver strong rent growth and continues to offer a compelling internal growth story via apartment renovations. Leverage is higher than peers but largely swapped into fixed rates. Nonetheless, the stock has declined on valuation multiple compression as it has reversed most of 2021’s gains. While its implied value has declined due to higher market financing costs, the stock has underperformed on broader concerns about sustainability of rent and occupancy trends. Another detractor from the Fund’s performance was Argo Group International Holdings, Ltd. (ARGO), a specialty insurance company, which declined after a series of updates that reduced its profitability outlook. The company took a charge for a reinsurance agreement to cover prior year liabilities, but some overhang from reserve risk remains. With limited visibility in the future and poor execution we exited the position.

Lastly, Avaya Holdings Corp. (AVYAQ), a communication technology provider, reported weaker than expected revenue and earnings driven by delayed revenue recognition as its transition to a subscription business was moving faster than expected. The company continued to increase its key performance metrics with raising its cloud annualized recurring revenue estimate. However, worse than expected cash flow from the accelerated subscription transition drove increased liquidity concerns over debt due in mid-2023. We exited the position as the company announced much weaker than expected results driving further liquidity concerns along with a leadership change.

PF Inflation Managed Fund (sub-advised by Pacific Investment Management Company LLC)

Q. How did the Fund perform for the year ended March 31, 2023?

A. For the year ended March 31, 2023, the PF Inflation Managed Fund returned -6.21%, compared to a return of -6.06% for its benchmark, the Bloomberg US TIPS Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2023. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2023(1)

	1 Year		5 Years	10 Years
Fund’s Class P	(6.21%	)	2.94%	1.14%
Bloomberg US TIPS Index	(6.06%	)	2.94%	1.49%

(1)

Effective October 31, 2016, Pacific Investment Management Company LLC (“PIMCO”) became the sole sub-adviser to the Fund. Between January 15, 2015 and October 31, 2016, Western Asset Management Company, LLC served as co-sub-adviser of the Fund with PIMCO. Prior to January 15, 2015, PIMCO served as the sole sub-adviser.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund underperformed the benchmark. We at PIMCO implement the Fund’s investment strategies by investing in bonds and derivative instruments, focusing on inflation-indexed debt securities.

The Fund’s exposure to U.S. and U.K. breakeven inflation, the difference between nominal and real interest rates, contributed to performance as real yields on global inflation-linked bonds fell across the curve. U.S. duration positioning also contributed, although short duration positioning in Japan detracted from performance. Exposure to both U.S. Agency and Non-Agency mortgage backed securities (MBS) also detracted from performance.

See benchmark definitions on A-37 – A-38

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

The Fund’s use of derivatives during the reporting period included the following: the Fund entered into interest rate swaps to manage nominal or real interest rate exposure in various global markets and as a substitute for cash bond exposure. The Fund entered into futures contracts to manage interest rate exposure, as a substitute for cash bond exposure, and for purposes of liquidity. Interest rate swaps and futures allow the portfolio manager to effectively manage risk and gain or reduce exposure by targeting specific markets and areas of the yield curve that may not otherwise be accessible through the use of cash bonds. The Fund entered into total return swaps to obtain exposure in markets where no physical securities are available. The Fund sold/wrote and purchased options and swaptions on futures, bond indices, and swaps as a means of capitalizing on anticipated changes in market volatility and to generate income. The Fund purchased and sold foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some of the Fund’s securities, or as a part of a tactical investment strategy. The Fund also held inflation caps to hedge duration.

PF Managed Bond Fund (co-sub-advised by J.P. Morgan Investment Management Inc., Pacific Investment Management Company LLC and Western Asset Management Company, LLC)

Q. How did the Fund perform for the year ended March 31, 2023?

A. For the year ended March 31, 2023, the PF Managed Bond Fund returned -7.38%, compared to a return of -4.78% for its benchmark, the Bloomberg US Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2023. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2023(1)

	1 Year		5 Years	10 Years
Fund’s Class P	(7.38%	)	0.36%	1.47%
Bloomberg US Aggregate Bond Index	(4.78%	)	0.91%	1.36%

(1)

J.P. Morgan Investment Management Inc. became co-sub-advisor to the Fund on October 23, 2020 and some investment policies changed at that time. Western Asset Management Company, LLC became co-sub-adviser to the Fund on August 1, 2014, and some investment policies changed at that time. Pacific Investment Management Company LLC was the sole sub-adviser to the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund underperformed the benchmark. The Fund is co-sub-advised by JPMorgan, PIMCO and Western Asset. The following are separate discussions from each co-sub-adviser.

JPMorgan

For the reporting period, the portion of the Fund managed by JPMorgan outperformed the benchmark. In seeking the Fund’s goal of maximizing total return, the JPMorgan team invests our portion of the Fund assets in debt securities that focused on investment grade intermediate-term debt securities (five to ten years to maturity) in order for the Fund to maintain a dollar-weighted average maturity between three and ten years. Taking a long-term approach, we look for individual fixed income investments that we believe will perform well over a market cycle. We are value oriented and make decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity, legal provisions in offering documents (like term to maturity) of the debt security or instrument and the legal structure (such as priority of payments in a multi-class structure) of the debt security.

For our portion of the Fund, duration positioning was a positive contributor to the performance; yield curve posture was also positive for performance. When interest rates rise across the maturity spectrum, those issues with a longer time to maturity tend to decline in price more than those with shorter maturities, all else being equal. For the portion of the Fund we managed, the Fund duration, which is an effective measure of how long it will take to have the investments returned either through principal paydowns, interest coupon payments or maturities was lower than that of the benchmark. In a rising rate period, which was the case during the reporting period, this contributed to the Fund’s outperformance relative to the Index.

See benchmark definitions on A-37 – A-38

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

For our portion of the Fund, security selection in agency mortgage-backed securities (MBS) was a detractor, as the Fund’s mortgages trailed benchmark mortgage pass-throughs. From a sector allocation perspective, the Fund’s underweight to the MBS sector contributed to performance.

An underweight to corporate bonds for our portion of the Fund was a detractor over the reporting period.

Lastly, for our portion of the Fund, the Fund’s sector allocation in securitized credit (non-agency MBS, commercial MBS, and asset-backed securities) was positive for performance relative to the benchmark.

PIMCO

For the reporting period, the portion of the Fund managed by PIMCO underperformed the benchmark. We at PIMCO implement the Fund’s investment strategies by investing in bonds and derivative instruments with the characteristics of debt instruments.

For our portion of the Fund, tactical U.S. duration strategies, including curve positioning, and short exposure to U.K. interest rates contributed to performance. Spread strategies broadly were negative for performance, particularly exposure to non-Agency mortgage backed securities (MBS). Out of benchmark exposure to high yield corporate credit and underweight exposure to investment grade corporate credit also detracted from performance. Within currencies, developed markets currency exposure detracted from performance.

The Fund’s use of derivatives during the reporting period included the following for the portion of the Fund we manage: the Fund bought and sold credit protection through credit default swaps to increase and decrease exposure to the credit risk of individual securities and to the broader investment grade, high yield, mortgage, and emerging market sectors, and to take advantage of the basis between the credit default swap and cash bond market. Our portion of the Fund entered into interest rate swaps to manage nominal or real interest rate exposure in various global markets and as a substitute for cash bond exposure. Our portion of the Fund entered into futures contracts to manage interest rate exposure, as a substitute for cash bond exposure, and for purposes of liquidity. Our portion of the Fund sold/wrote options and swaptions on futures, bond indices, and also purchased options on futures, bond indices, and to-be-announced (TBAs) as a means of capitalizing on anticipated changes in market volatility and to generate income. Our portion of the Fund purchased and sold foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some of the Fund’s securities, and to express certain views on currency markets.

Western Asset

For the reporting period, the portion of the Fund managed by Western Asset underperformed the benchmark. For our portion of the Fund, we at Western Asset seek to maximize total return consistent with prudent investment management. We utilize a long-term, fundamental value philosophy in conjunction with a global investment platform to build a diversified portfolio of investment grade bonds with opportunistic allocations to high yield, emerging markets and non-U.S. dollar securities to enhance returns. Value is added through sector rotation, yield curve positioning, issue selection and duration management.

The reporting period was marked by a rise in U.S. Treasury yields, a flatter Treasury curve and spread-widening across spread sectors as the market digested higher-than-expected inflation, growing recession fears and a Fed that appeared to be more vigilant with respect to containing inflation. U.S. inflation accelerated sharply during the first half of 2022, partly due to supply chain inefficiencies, peaking in mid-2022 before decelerating during the second half of the reporting period. Rising inflation ultimately spurred the Fed to begin an expedited tightening cycle during the first half of 2022, including hiking in 0.75% increments beginning in June 2022 and subsequently downshifting to 0.50% and then 0.25%, to ultimately end the first quarter of 2023 with the fed funds rate at 4.75%—5.00%. U.S. employment data remained strong as nonfarm payrolls generally exceeded expectations. In March 2023, the shutdown of Silicon Valley Bank and related banking sector concerns led to a significant repricing of the Fed’s interest rate trajectory.

During the reporting period, the Fund’s largest detractor from performance was its interest rate positioning, in particular its long duration stance relative to the benchmark. Throughout the reporting period, the Fund’s overweight duration position was concentrated at the back-end of the yield curve and was intended to serve as a hedge helping to mute downside volatility during periods of time when the market is under stress. Ultimately, the Fund’s long duration stance significantly detracted as yields rose. Second, the Fund’s exposures to non-U.S. developed markets detracted as most currencies weakened versus the U.S. dollar during the reporting period. Finally, the Fund’s exposures to structured products, in aggregate, detracted from performance, mostly due to commercial mortgage-backed securities (MBS) exposure, as structured product spreads widened. The Fund held an overweight stance relative to the benchmark as we believed that fundamentals in the structured product market were sound as the economy reopened, and that valuations were attractive relative to historical levels. The Fund’s overweight exposure to corporate credit, including both investment-grade and non-investment grade/high-yield, also detracted from performance as credit spreads widened during the course of the reporting period. We generally believed that corporate bonds remained attractive relative to sovereign bonds and that certain subsectors and issuers still had further upside, with a preference for higher-quality, shorter-duration issues within high-yield. The Fund’s underweight exposure to agency MBS, which was gradually trimmed to neutral versus the benchmark during the reporting period to take advantage of improved valuations, detracted as spreads widened during the second half of the reporting period.

During the reporting period, the Fund’s overweight position to emerging markets (EM) was the main contributor, mainly due to EM local bond exposure as well as favorable selection within USD-denominated EM bonds as USD EM bond spreads widened.

The Fund’s use of derivatives, during the reporting period included a combination of U.S. Treasury, Eurodollar, Secured Overnight Financing Rate (SOFR) and non-U.S. interest rate futures, options, swaps and swaptions to manage its overall duration and yield curve exposure as well as exposures to certain international bond markets. Credit default swaps on both investment-grade and high-yield issuers and indices were used as an efficient, low cost way of adjusting exposures to these sectors. The Fund also used Mortgage TBAs (To Be Announced) to gain exposure to the Agency MBS market and other stripped MBS derivatives to gain exposure to specific characteristics of agency MBS. Finally, the Fund used foreign exchange futures, forwards, and options to hedge as well as to take long positions on certain developed and emerging market currencies.

See benchmark definitions on A-37 – A-38

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Short Duration Bond Fund (sub-advised by T. Rowe Price Associates, Inc.)

Q. How did the Fund perform for the year ended March 31, 2023?

A. For the year ended March 31, 2023, the PF Short Duration Bond Fund returned -0.70%, compared to a return of 0.26% for its benchmark, the Bloomberg US 1-3 Year Government/Credit Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2023. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2023

	1 Year		5 Years	10 Years
Fund’s Class P	(0.70%	)	1.33%	1.05%
Bloomberg 1-3 Year US Government/Credit Bond Index	0.26%		1.26%	1.01%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund underperformed the benchmark. We at T. Rowe Price manage the Fund’s investment strategy by investing in debt securities (including derivatives on such securities). In our attempt to seek current income, the strategy focuses on high-quality, investment-grade securities. Furthermore, the Fund attempts to invest in out-of-benchmark securitized sectors to pick up incremental yield in the strategy. In addition to making active sector allocation and security selection decisions, we also monitor the Fund’s duration, which is generally expected to track the duration of the benchmark (plus or minus a half year), as part of our management of the Fund. Duration is used as a measure of a bond’s sensitivity to interest rates.

Sector allocation detracted from relative performance. An out-of-benchmark allocation to residential mortgage-backed securities (MBS) hindered relative performance. While the sector had strong performance toward the end of the reporting period, over the entire period the interest rate-sensitive sector was ultimately dragged lower by concerns about the ramifications of tighter Fed policy, rising rates, and declining housing affordability. Out-of-benchmark holdings of commercial MBS, which were weighed down by concerns about the health of the commercial real estate market, also detracted from Fund performance. In addition, the Fund’s allocation to cash for liquidity purposes detracted from relative performance.

Yield curve positioning, which describes the Fund’s performance attributable to changing interest rates, detracted from relative performance. While duration trended lower and ended the period longer relative to the benchmark, the Fund’s average duration profile was longer relative to the benchmark over the period, which detracted from relative performance alongside a broad-based rise in U.S. Treasury yields over the reporting period. Conversely, underweights in the front end of the yield curve and overweights further out on the yield curve contributed to relative performance as the yields on shorter-maturity Treasury bills and notes rose by a greater magnitude than yields on intermediate- and longer-maturity Treasuries.

Security selection within investment-grade corporate bonds contributed to relative performance. Holdings of bonds issued by air lessors, which lease aircraft to air lines, posted gains as China’s economic reopening later in the period fueled hopes of a continued rebound in air travel demand.

As of the end of the reporting period, the Fund held interest rate futures generating gross exposure of approximately 13.53%. The estimated return impact from employing Futures was -0.13% for the reporting period.

See benchmark definitions on A-37 – A-38

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Emerging Markets Debt Fund (sub-advised by Principal Global Investors, LLC)

Q. How did the Fund perform for the year ended March 31, 2023?

A. For the year ended March 31, 2023, the PF Emerging Markets Debt Fund returned -4.40%, compared to a return of -3.06% for its benchmark, the J.P Morgan Emerging Markets Blended (JEMB) - Equal Weighted Index .

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2023. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2023(1)

	1 Year		5 Years		10 Years
Fund’s Class P	(4.40%	)	(1.38%	)	0.94%
J.P.Morgan JEMB Equal Weighted Index	(3.06%	)	(0.36%	)	1.19%

(1)	Principal Global Investors LLC began managing the Fund on November 1, 2021 and some investment policies changed at that time. Another firm managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund underperformed the benchmark. We at Principal Global Investors follow an unconstrained total return strategy of considering investments in all emerging market debt asset classes. The strategy is designed to be an “all-weather” solution across the emerging market debt market cycle with an emphasis on potentially limiting volatility and liquidity risk by using a dynamic allocation to emerging market bonds and derivatives. The Fund is continuously monitored for rebalancing in an attempt to keep risk exposures consistent.

Two main factors, higher yielding credit and currency positioning, explain the bulk of the underperformance relative to the index benchmark during the reporting period. The invasion in Ukraine from Russia in February of 2022 unsurprisingly put Ukrainian bonds under distress. Although we reduced the Fund’s positions in Ukraine before the reporting period began, the remaining positions in sovereign and state guaranteed paper underperformed. In June of the reporting period, after the surprise 8.6% year-on-year CPI and the subsequent 0.75% Fed hike, renewed outflows from Emerging Market Debt funds materialized again. As a result, our external debt positions in high yielding Nigeria resulted in some losses.

Our rates and local currency positions were the main contributors. The Fund also saw gains coming from its China Real Estate positions. Positions in China tech, China property, and Macau gaming were among the top performers in November, both from the top-down policy shifts and sector specific developments (the property sector support and gaming concession renewals in Macau). Rates paying or interest rates curve positions, using interest rate swaps, in Chile, Thailand and India contributed to performance. Finally, local currency bond positions in countries such as Peru and Czech Republic contributed to performance.

The Fund’s use of derivatives during the reporting period included using interest rate futures contracts to manage duration and interest rate risk and U.S. Treasury futures to hedge duration; forward contracts and interest rate swaps to gain or manage market exposure, for hedging purposes, to manage duration, and as a part of the Fund’s investment strategy; and entering into credit default swaps to obtain exposure on sovereign credit spreads and for hedging purposes.

See benchmark definitions on A-37 – A-38

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Growth Fund (sub-advised by MFS Investment Management)

Q. How did the Fund perform for the year ended March 31, 2023?

A. For the year ended March 31, 2023, the PF Growth Fund returned -13.10%, compared to a return of -10.90% for its benchmark, the Russell 1000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2023. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2023(1)

	1 Year		5 Years	10 Years
Fund’s Class P	(13.10%	)	10.80%	13.25%
Russell 1000 Growth Index	(10.90%	)	13.66%	14.59%

(1)	MFS Investment Management began managing the Fund on May 1, 2013, and some investment policies changed at that time. Another firm managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund underperformed the benchmark. The strategy is an actively managed, research-driven growth fund. We, the MFS investment management team, build the Fund from the bottom up, selecting companies with the best opportunities for growth two to three years into the future. When applying the Fund’s valuation analysis, we consider the magnitude and potential growth rate of a company against what the market has discounted. At the sector level, we typically limit significant over- and under-weights relative to the benchmark, allowing bottom-up stock selection to drive performance results over time.

Stock selection within the technology sector weighed on performance relative to the benchmark, led by overweight positions in dating products provider Match Group, technology company Alphabet and software company Adobe Systems. The timing of the Fund’s ownership in shares of both customer information software manager Salesforce and movie subscription services provider Netflix further detracted from relative performance. The stock price of Salesforce declined as the company’s stronger-than-expected quarterly financial results were overshadowed by the announcement of the departure of the company’s Co-CEO, a move which appeared to have weighed on the stock price.

Security selection and the Fund’s underweight position in both the communications and industrial sectors held back relative returns. Within the communications sector, an underweight position in computer and personal electronics maker Apple and an overweight in credit reporting company Transunion detracted from relative results. Despite challenging macroeconomic environment and significant supply chain constraints, the stock price of Apple benefited from record level revenue growth across the board, with significant upside within the services business segment, as well as management’s announcement that it had reached an important milestone of two billion active devices. Within the industrial sector, there were no individual stocks, either in the Fund or in the benchmark, that were among the Fund’s largest relative detractors for the reporting period.

An overweight position in internet retailer Amazon.com further reduced relative performance. The stock price of Amazon.com declined during the period as the company reported softer-than-expected revenue and operating profits, driven by weaker-than-expected performance in Amazon Web Services (AWS) and a softening in consumer demand.

An underweight allocation to the consumer, cyclical sector contributed to relative performance. Within this sector, not owning electric vehicle manufacturer Tesla and the Fund’s off-benchmark holding of luxury goods company LVMH Moet Hennessy Louis Vuitton (France) benefited relative returns. The stock price of Tesla declined due to uncertainty surrounding production shutdowns at the company’s Shanghai manufacturing plant, reduced vehicle deliveries, increased competitive concerns and questions regarding Tesla CEO Elon Musk’s acquisition of social media platform Twitter. The share price of LVMH Moet Hennessy Louis Vuitton rose as the company reported strong top-line growth despite softer-than-anticipated margins. Most of the upside came from the company’s Selective Retailing and Fashion & Leather divisions. Additionally, the re-opening of China and lifting of COVID-related restrictions further benefited the stock.

See benchmark definitions on A-37 – A-38

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Other top relative contributors included overweight positions in index data provider MSCI, biotechnology company Vertex Pharmaceuticals, debit and credit transaction processing company Mastercard, integrated circuits and electronic devices developer Cadence Design Systems and digital payments services provider Visa. The stock price of MSCI rose as the company reported better-than-expected earnings results driven by solid revenue growth and margin expansion. The Fund’s off-benchmark holdings of medical devices maker Boston Scientific and electronic instruments manufacturer AMETEK also aided relative performance.

The Fund’s cash and/or cash equivalents position during the reporting period was also a contributor to relative performance. Under normal market conditions, the Fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets fell, as measured by the Fund’s benchmark, holding cash boosted performance versus the benchmark, which has no cash position.

PF Large-Cap Value Fund (sub-advised by ClearBridge Investments, LLC)

Q. How did the Fund perform for the year ended March 31, 2023?

A. For the year ended March 31, 2023, the PF Large-Cap Value Fund returned -4.74%, compared to a return of -5.91% for its benchmark, the Russell 1000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2023. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2023

	1 Year		5 Years	10 Years
Fund’s Class P	(4.74%	)	8.52%	9.26%
Russell 1000 Value Index	(5.91%	)	7.50%	9.13%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund outperformed the benchmark. We, the ClearBridge large-capitalization value team, use an interactive, research-driven approach to identify large-capitalization companies with strong business franchises and attractive valuations. We look for companies with proven business models and sustainable competitive advantages capable of generating superior returns over time across a range of potential scenarios. We place an emphasis on near- and medium-term cash flows over those with a longer projected time frames when discounting earnings from emerging business models or products. We consider valuations relative to normalized earnings power. There is no change to our disciplined investment approach that focuses on competitively well-positioned companies with strong business franchises capable of generating superior returns across cycles.

Relative to the benchmark, overall stock selection and sector allocation contributed positively to the Fund’s performance during the reporting period. The Fund’s stock selection in the financials, information technology (IT), materials, industrials, consumer staples and health care sectors contributed the most to relative performance for the reporting period. In terms of allocation, underweights to the real estate and communication services sectors and overweights to the industrials and energy sectors contributed the most to relative performance. On an individual stock basis, the leading contributors to relative performance included positions in Meta Platforms, operator of the Facebook and Instagram social media platforms and a leading digital advertising provider whose increasing financial discipline is helping sustain its high underlying profitability and gain back investor confidence; Motorola Solutions, which provides mission critical telecommunications networks and enjoys strong customer loyalty; and insurer Progressive, which continues to demonstrate superior underwriting practices with consistent share gains in the personal auto insurance market while maintaining strong profitability.

See benchmark definitions on A-37 – A-38

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Relative to the benchmark, stock selection in the communication services and energy sectors detracted from the Fund’s performance, as did underweights to the consumer staples, health care and consumer discretionary sectors. On an individual stock basis, the leading detractors to relative performance included positions in leading provider of pay-TV services Dish Network: capital needs combined with higher interest rates, an uncertain macroeconomic environment and low near-term visibility for its wireless initiatives have been punishing for the stock recently. Bank of America was also a relative detractor, as after generating strong performance in 2021 as investors focused on the benefits of higher interest rates, sentiment turned cautious amid fears that an economic downturn would outweigh those benefits and shares declined sharply. As the banking crisis unfolded in March 2023, heightened interest rate risk at Bank of America weighed on shares; of the largest banks, it has the biggest proportion of long-duration bonds in its securities portfolio. Despite its weakness, we expect Bank of America to be among the beneficiaries from a flight to safety in terms of deposits. Pay-TV, broadband and telephone services provider Charter Communications was also a relative detractor, as COVID-related pull forward in demand for broadband waned and Charter’s capex plan to accelerate network upgrades was poorly received. While such plans reduce free cash flow available for buybacks in the medium term, the upgrades sustain the company’s competitive advantage and should accelerate long-term growth.

PF Small-Cap Growth Fund (sub-advised by MFS Investment Management)

Q. How did the Fund perform for the year ended March 31, 2023?

A. For the year ended March 31, 2023, the PF Small-Cap Growth Fund returned -9.48%, compared to a return of -10.60% for its benchmark, the Russell 2000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2023. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2023(1)

	1 Year		5 Years	10 Years
Fund’s Class P	(9.48%	)	9.04%	8.77%
Russell 2000 Growth Index	(10.60%	)	4.26%	8.49%

(1)

The Fund changed its name from PF Developing Growth Fund and MFS began managing the Fund on May 1, 2020, and some investment policies changed at that time. Other firms managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund outperformed the benchmark. We at MFS focus on investing the Fund’s assets in the stocks of small-capitalization companies we believe to have above average earnings growth potential compared to other companies (growth companies). We use an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential considering their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability.

Stock selection in both the communication services and materials sectors contributed to performance relative to the benchmark. Within the communication services sector, the Fund’s off-benchmark holding of professional football club Manchester United (United Kingdom) supported relative returns. The stock price of Manchester United advanced sharply toward the end of the calendar year as the company delivered exceptional financial results that beat market expectations, driven by strong revenue performance in its commercial segment. Within the materials sector, off-benchmark holdings of coating systems manufacturer Axalta Coating Systems boosted relative results as the share price benefited from improving profitability trends, better operational efficiency, market share gains and further debt reduction.

An underweight position and security selection in the health care sector also aided relative performance led by the Fund’s off-benchmark holdings of purpose-made drug and medication packaging manufacturer Gerresheimer (Germany) and an overweight position in pharmaceutical company that discovers and develops precision medicines for cancer and other diseases Turning Point Therapeutics. In June 2022, shares of Turning Point surged on news that pharma giant Bristol Myers Squibb planned to purchase the company at a significant premium to its prior day stock price (security was sold shortly after acquisition announcement).

See benchmark definitions on A-37 – A-38

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Stocks in other sectors that contributed to relative returns included overweight positions in payment technology and services providers EVO Payments, which received a takeover bid from payment technology and services provider Global Payments at a 24% premium to its previous share price. We subsequently closed out the position in September 2022. Remitly Global shares rallied after the fintech company that’s focused on cross-border remittances posted strong results in its fourth-quarter 2022 earnings report, beating estimates on the top and bottom lines. Holdings in non-benchmark positions of specialty value retailer Five Below, footwear retailer Skechers and industrial equipment distributor Ritchie Bros. Auctioneers also added value.

The Fund’s cash and/or cash equivalents position during the reporting period was also a contributor to relative performance. Under normal market conditions, the Fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets fell, as measured by the Fund’s benchmark, holding cash boosted performance versus the benchmark, which has no cash position.

The combination of an underweight position and stock selection in the consumer staples sector and an underweight position in the energy sector detracted from relative performance. However, there were no individual stocks within these sectors, either in the Fund or in the benchmark, that were among the Fund’s top relative detractors over the reporting period.

Security selection in the consumer discretionary sector also detracted from relative returns led by the Fund’s off-benchmark position in pet health and wellness services provider Petco Health & Wellness. Petco shares were held back by lower-than-expected profits and weak guidance from management for the full year.

Stocks in other sectors that weighed on relative results included non-benchmark positions of global technology consultancy firm Thoughtworks and clinical development company Syneos Health. The share price of Thoughtworks fell in the first quarter of 2023 after management reported a decline in revenue in its retail and consumer segments and depressed margins due to higher employee costs. Syneos Health weakened relative performance after the company reported lower-than-expected revenue and depressed margins in the fourth quarter of 2022. The company also lowered expectations due to weakness among some of its smaller cap biopharma customers. The position was sold from the portfolio in February 2023. Other detractors included digital outsourcing services provider TaskUs, airline service JetBlue Airways (sold in January 2023) and life sciences company Maravai LifeSciences. Additionally, overweight positions in digital banking services provider Q2 Software Inc, security risk intelligence solutions provider Rapid7, technology solutions provider to the travel and tourism industry Sabre and automated lending services provider Open Lending (position closed in February 2023) further detracted from relative returns. The share price of Q2 Software was affected by industry-wide sell-off following the collapse of Silicon Valley Bank (SVB) as investors questioned confidence in the global banking system. This, together with a weakness in Europe and depressed transaction revenues globally weighed on the share price performance.

PF Small-Cap Value Fund (sub-advised by AllianceBernstein L.P.)

Q. How did the Fund perform for the year ended March 31, 2023?

A. For the year ended March 31, 2023, the PF Small-Cap Value Fund returned -11.66%, compared to a return of -12.96% for its benchmark, the Russell 2000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2023. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2023(1)

	1 Year		5 Years	10 Years
Fund’s Class P	(11.66%	)	4.46%	7.78%
Russell 2000 Value Index	(12.96%	)	4.55%	7.22%

(1)	AllianceBernstein L.P. began managing the Fund on May 1, 2014 and some investment policies changed at that time. Another firm managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See benchmark definitions on A-37 – A-38

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund outperformed the benchmark. We at AllianceBernstein maintain the Fund’s investment goal by seeking long-term growth of capital. The Fund seeks undervalued small-capitalization stocks with attractive long-term earnings prospects. We believe that small-capitalization stocks offer greater opportunity for fundamental stock selection since they are covered by fewer industry analysts. The Fund invests primarily in the equity securities of small-capitalization US companies.

Relative to the benchmark, overall sector allocation contributed to the Fund’s performance during the reporting period. An underweight to the healthcare sector and an overweight to the industrials sector contributed, while underweights to the energy and utilities sectors detracted.

Overall security selection detracted from the Fund’s performance. Security selection within the consumer staples and energy sectors detracted, while selection in the communication services and materials sectors contributed.

HF Sinclair, an oil refiner and manufacturer of lubricants, contributed to the Fund’s performance during the reporting period. The company benefited from a sharp increase in refining margins driven by turmoil in the energy markets after the Russian invasion of Ukraine. Shares were additionally rewarded for the successful closing of the acquisition of The Sinclair Companies by HollyFrontier. Manufacturing company Allegheny Technologies also contributed to the Fund’s performance, driven by solid market share gains despite a moderation of the rate of improvement in aerospace deliveries.

Global information technology company Unisys detracted from the Fund’s performance after management guided that 2023 revenue will face headwinds due to macro-driven delays. Additionally, despite significant progress made by the company to manage down its pension obligations in previous years, management noted a potential for a ramp in pension obligations in future years due to declines in pension asset values. Food company Hain Celestial also detracted from the Fund’s performance after it reported disappointing fiscal third quarter of 2022 and fiscal fourth quarter of 2022 results driven by cost inflation, supply-chain headwinds and weakness in European consumer spending.

PF Emerging Markets Fund (sub-advised by Invesco Advisers, Inc.)

Q. How did the Fund perform for the year ended March 31, 2023?

A. For the year ended March 31, 2023, the PF Emerging Markets Fund returned 1.56%, compared to a return of -10.70% for its benchmark, the MSCI Emerging Markets Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2023. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2023

	1 Year		5 Years		10 Years
Fund’s Class P	1.56%		0.06%		2.89%
MSCI Emerging Markets Index	(10.70%	)	(0.91%	)	2.00%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund outperformed the benchmark. We, the Invesco Emerging Markets Equity team, believe investment success requires both imagination and rigor. Differentiated research — focused on businesses, not stocks — allows us to unearth real options embedded in portfolio companies. Our long-term investment horizon allows us to capture opportunities often unappreciated by conventional wisdom. We are long-term investors in Emerging Markets with a high conviction portfolio focused on exceptional companies with durable long-term growth, sustainable advantages as well as global and local disruptors. The Fund primarily invests in companies that are domiciled in emerging markets and to a very limited extent in frontier markets, as defined by the MSCI Emerging Market and Frontier Market indices. Further, the Fund may also invest in companies that are domiciled or listed in developed markets and derive a notable share of revenues or have assets in emerging

See benchmark definitions on A-37 – A-38

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

markets. The investment process is bottom-up and benchmark agnostic. We remain steadfastly committed to truly active and idiosyncratic investing in Emerging Markets, which has underwritten the portfolio’s strong long-term performance and growth of capital.

From a sector perspective, the largest contributors to relative performance were stock selection in the consumer discretionary, energy and financials sectors. The largest detractor from relative performance was stock selection and an underweight allocation (relative to the benchmark) to the information technology sector. Geographically, Russia was the largest contributor to relative performance. Stock selection in China contributed to relative performance, as did an overweight allocation to Switzerland. The largest detractor from relative performance was stock selection and an overweight allocation to Brazil. The fund has no allocation to Thailand or Turkey which detracted from relative performance.

The largest individual stock contributors for the reporting period were Novatek, Yum China, and H World Group (formerly Huazhu).

Novatek is one of the largest independent global gas producers, and we believe it has considerable growth options in its portfolio of low cost, competitively advantaged liquefied natural gas (LNG) projects on the Yamal Peninsula. Demand for Novatek’s LNG projects is fundamentally supported by the global push to develop sources of cleaner energy. As per industry practice, following Russia’s invasion of Ukraine, all Russian equity holdings were priced to zero as of March 2nd, 2022. Market conditions have evolved and allowed the Fund, following strict guidelines and regulations, to sell shares in the over-the-counter (OTC) market.

Yum China operates a portfolio of quick serve restaurants in the underpenetrated Chinese market with notable brands such as KFC and Pizza Hut. Despite the challenges of operating under China’s zero Covid policy, Yum China was able to deliver strong results driven by managements’ effective cost cutting measures, strong operating leverage and margin improvement, and continued expansion into lower tier cities. Growth should further improve with the lifting of mobility restrictions in China.

H World Group (formerly Huazhu) is a pioneer in the Chinese hotel industry, primarily using a franchise model. It has solidified and maintained its leadership position through investments in infrastructure technology, which have supported operational efficiency and boosted brand loyalty. Managements’ expectations for 2023 continue to be positive overall, with a focus on continued portfolio optimization with the phase out of underperforming brands, continued expansion initiatives, which should drive strong revenue growth.

The largest individual stock detractors for the reporting period were Taiwan Semiconductor Co. (TSMC), Tata Consultancy Services (TCS), and Naver.

Taiwan Semiconductor Co. (TSMC) is one of the world’s leading semiconductor foundries and the key enabler of the new computing revolution, with multiple architectures, chip platforms and design teams competing to push computing and AI innovation. TSMC is expanding global production capabilities with construction underway on a chipmaking plant in Arizona that is slated to open in 2024, intentions to build a second plant in the state, and potential expansion plans in Japan. Despite weak smartphone and PC demand we believe TSMC should be well positioned, as they continue migrating to next generation processing nodes.

Tata Consultancy Services (TCS) is an Indian based global IT consulting firm. The company has strong shares in traditional services and has been focused on areas of new growth by expanding their geographic footprint, focusing on SME (small and medium enterprise) clients, and pushing digital initiatives. Near-term macro headwinds stemming from inflationary and recessionary fears, have put pressure on the consulting industry. TCS announced the unplanned departure of its CEO during the reporting period, which created volatility in the share price.

Naver operates a search portal business in South Korea and derives a significant source of revenue from internet advertisers. Naver provides additional digital services/experiences such as news, maps, and e-mail. We decided to exit this position during the reporting period due to concerns over future growth in the mature South Korean market, increased competition, and frenetic pricing amongst medium sized players in the market.

See benchmark definitions on A-37 – A-38

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF International Growth Fund (sub-advised by ClearBridge Investments, LLC)

Q. How did the Fund perform for the year ended March 31, 2023?

A. For the year ended March 31, 2023, the PF International Growth Fund returned 0.24%, compared to a return of -1.38% for its benchmark, the MSCI EAFE Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2023. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2023(1)

	1 Year		5 Years	10 Years
Fund’s Class P	0.24%		4.33%	5.33%
MSCI EAFE Index	(1.38%	)	3.52%	5.00%

(1)	ClearBridge Investments, LLC began managing the Fund on November 1, 2021 and some investment policies changed at that time. Another firm managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund outperformed the benchmark. We, the ClearBridge international growth team, seek out attractively valued stocks across all market capitalizations to construct a diversified portfolio of growth companies in developed and emerging markets outside the United States. We target growth companies across three categories – secular, structural and emerging – that give us the most opportunities to participate in the returns available through all market conditions while paying close attention to risk. Secular growth companies are issuers that have established businesses and leading market share in their respective industry with the balance sheets and pricing power to deliver consistent growth. Our structural growth segment allows us to own undervalued cyclicals and companies that have earnings that are temporarily depressed but that we believe should see a step change in forward earnings. Emerging growth companies are what many investors think of as growth companies with above average revenue growth and innovative business models that may be earlier in their growth lifecycle and investing heavily to fund future growth.

Relative to the benchmark, overall security selection and sector allocation contributed to the Fund’s performance during the reporting period. Specifically, stock selection within the consumer discretionary, health care, materials, financials and utilities sectors contributed the most to the Fund’s relative performance. Lack of exposure to the real estate sector as well as underweights to the energy and communication services sectors were also beneficial to relative results. On an individual holding basis, the leading contributors to relative Fund performance for the reporting period included positions in pharmaceutical maker Novo Nordisk (Denmark) in the health care sector as the company generated strong free cash flow from its diabetes products. The stock moved higher as Ozempic and Wegovy GLP-1 drugs to treat type 2 diabetes were approved for further indications to reduce weight in obese patients. Initial prescription data (both diabetics and non-diabetics) were extraordinary and beat all expectations. Deutsche Telekom (Germany), in the telecommunication services sector, is a telecom and wireless services provider whose share price increased during the reporting period as earnings and cash flows forecasts were upgraded due to an improved German profitability outlook and raised free cash flow forecasts from T-Mobile in the U.S. LVMH Moet Hennessy Louis Vuitton (France) in the consumer discretionary sector was another strong contributor. The luxury goods and spirits maker has a diverse business mix that can work at different points in the cycle. The shares were boosted in the reporting period by strong operating results, positive reception to its latest Dior line as well as optimism around the reopening of the Chinese luxury market. Other leading contributors included fast fashion retailer Industria De Desino Textil (Spain) in the consumer discretionary sector, and oilfield services and equipment provider Schlumberger (United States) in the energy sector.

Relative to the benchmark, the Fund’s security selection in the industrials, consumer staples and information technology (IT) sectors detracted from the Fund’s performance during the reporting period. Overweight allocations to the IT and utilities sectors also hurt relative results. In terms of individual holdings, the leading detractors from relative Fund performance included positions in workflow software development company Atlassian (Australia) in the IT sector. Share price weakness in the reporting period was driven by a reduction to Atlassian’s fiscal year revenue growth outlook.

See benchmark definitions on A-37 – A-38

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

As many of its customers reduce headcount in the current macro environment, the company has seen a slowing of the portion of revenue growth tied to seat expansion. Call center and outsourcing provider Teleperformance (France) in the industrials sector, saw its shares sell off on ESG concerns related to its operations in Colombia, where the company has been accused of union-busting, traumatic working conditions and low pay for workers in content moderation roles for TikTok. We held four engagements with the company following these revelations and believe it has acted proactively in addressing such allegations. Rather than sell the stock after the allegations came out, we have used the conversations with the company to better understand how moderating highly egregious content fits into its overall business and were satisfied in its decision to exit that part of its operations. Job search and placement services provider Recruit Holdings (Japan) in the industrials sector, saw its shares pressured by concerns about a rise in U.S. unemployment that hurt its Indeed online job search business. The company’s key business in Japan providing restaurant reservations, wedding planning and related services was also a headwind as it has yet to recover from earlier COVID lockdowns. However, we continue to like Indeed as a unique property and that should be a key beneficiary of the economic recovery that follows a likely U.S. recession. Other detractors during the period included athletic footwear and apparel maker Adidas (Germany) in the consumer discretionary sector and data search and analysis software maker Elastic (United States) in the IT sector.

PF International Small-Cap Fund (sub-advised by FIAM LLC)

Q. How did the Fund perform for the year ended March 31, 2023?

A. For the year ended March 31, 2023, the PF International Small-Cap Fund returned -3.27%, compared to a return of -10.37% for its benchmark, the MSCI ACWI ex USA Small Cap Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception through March 31, 2023. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2023(1)

	1 Year		5 Years	Since Inception (1/14/15)
Fund’s Class P	(3.27%	)	1.80%	5.81%
MSCI ACWI ex US Small Cap Index	(10.37%	)	1.67%	5.45%

(1)	FIAM began managing the Fund on November 1, 2021 and some investment policies changed at that time. Other firms managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund outperformed the benchmark. In buying and selling securities for the Fund, we at FIAM utilize fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions. The Fund seeks out issuers in non-U.S. countries with smaller market capitalizations that generate sustainable free cash flows, have sound balance sheets, and are led by capable management teams. We try to purchase such companies for the Fund when they are trading at a discount to intrinsic value.

On both a geographic and sector basis, combined stock and market selection contributed to performance during the reporting period. Stock selection in the industrials sector was the biggest contributor, in particular a sizeable overweighting in Greece-based industrial conglomerate Mytilineos. As one of the lowest cost aluminum producers in Europe, the company did better than their less economical regional competitors. The company’s favorable geography meant it was able to source natural gas feedstock at competitive prices. Management also made reasonable investments in solar and wind energy projects that have the potential to improve company’s appeal amongst Europe’s many ESG-focused investors.

Also, within the industrials sector an overweighting in Spain-based logistics provider CIA de Distribucion Integral Logista Holdings contributed to performance. The company’s steady, if unexciting, monopoly on tobacco distribution in Southern Europe continued to generate large amounts of cash, much of which was retained on its balance sheet. These high cash balances benefited from rising interest rates during the reporting period, which appealed to investors seeking defensive safe havens in global equity markets.

See benchmark definitions on A-37 – A-38

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Another notable contributor within the industrials sector was an overweighting in German-based defense company Rheinmetall, a primary beneficiary of European countries’ commitments to higher defense budgets. Defense sales are generally higher margin than Rheinmetall’s other main business of automotive components. During the reporting period we trimmed the position on strength.

Stock selection in the communication services sector was also a major contributor. An overweighting in Taiwan-based International Games System, an online game developer and operator, was the second largest individual contributor to the Fund’s performance. The company announced a new game launch in the U.S. as well as a new app platform early in the reporting period, which kicked off a sustained rally in the stock. While earnings were mostly in-line with consensus, investors looking for safer havens in the technology-related companies seemed drawn to the company’s steady earnings profile and high dividend, which may have helped drive expansion in the valuation multiple.

Stock selection in the information technology sector was another major contributor and included strong results from an out-of-benchmark position in Japan-based semiconductor manufacturer Renesas Electronics. The company beat sales and margin estimates, provided better-than-expected sales guidance, and announce a ¥50B share buyback in the latter half of the reporting period. It remained well positioned for long-term growth in analog, mixed signal, and vehicle electrification markets.

Combined market and stock selection was negative in only two sectors: the utilities sector, where the Fund did not have any holdings; and the energy sector, where a modest overweighting almost offset negative returns from stock selection. A modest overweighting in U.K.-based Harbour Energy detracted from performance. The company was hit with a larger-than-expected Energy Profit Levy, courtesy of the U.K. chancellor. The tax was also extended to March 2028 and would remain in place even if oil prices dropped. The tax was expected to significantly reduce investment in the North Sea, an area to which the company is heavily exposed.

Negative impacts from stock selection in the real estate and consumer discretionary sectors were more than offset by the Fund’s underweighting and overweighting in each, respectively. The largest individual detractor came from the consumer discretionary sector, an overweighting in Brazil-based post-secondary education services provider Yduqs Participacoes. COVID hit its in-person education business hard with negative impacts further compounded by political and economic turmoil in Brazil and the rolling off of government tuition support.

The Fund’s second biggest individual detractor was an overweighting in Germany-based commercial (mainly office) real estate investment and management company DIC Asset. The company downgraded its fiscal year guidance citing slowness in the transaction market, which adversely affected fee revenue. This weakness extended into what was normally the busiest season of the year (November/December of 2022). Questions also lingered about their ability to dispose of several hundred million dollars’ worth of properties that could help deliver their balance sheet.

On a geographic basis, stock and market selection both contributed to returns. Positions in emerging markets and Asia ex-Japan fared best, while small out-of-benchmark exposure in the U.S. (<5%) detracted marginally.

PF International Value Fund (sub-advised by Wellington Management Company LLP)

Q. How did the Fund perform for the year ended March 31, 2023?

A. For the year ended March 31, 2023, the PF International Value Fund returned 5.24%, compared to a return of -1.38% for its benchmark, the MSCI EAFE Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2023. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2023(1)

	1 Year		5 Years	10 Years
Fund’s Class P	5.24%		3.35%	4.39%
MSCI EAFE Index	(1.38%	)	3.52%	5.00%

(1)	Wellington Management Company LLP began managing the Fund on May 1, 2017 and some investment policies changed at that time. Other firms managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See benchmark definitions on A-37 – A-38

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund outperformed the benchmark. The Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of large non-U.S. companies that we at Wellington believe to be undervalued. We, the Wellington portfolio Management team, use a “contrarian value” approach to selecting securities, applying fundamental analysis to identify securities that we believe are undervalued by the market.

Security selection within the financials, industrials, and utilities sectors were top contributors to returns relative to the benchmark. This was partially offset by selections within the consumer discretionary and health care sectors which detracted from performance. Sector allocation, a residual of our fundamental stock selection process, also contributed to relative performance. The Fund’s overweight positions relative to the benchmark in the energy and financials sectors and an underweight position in the information technology sector contributed to relative performance, but was partially offset by an underweight allocation to the consumer staples sector and an overweight allocation to the communication services sector which detracted from performance.

On a country-by-country basis, strong security selection in issuers based in Japan, Switzerland, and Italy contributed most to relative performance.

Top contributors to benchmark relative returns included overweight positions in UniCredit (financials) and BP (energy). Shares of UniCredit rose during the reporting period as the company reported underlying net income for the fourth quarter of 2022 that beat expectations. Shares of BP ended the reporting period higher after the multinational oil and gas company announced a further $2.75 billion share buyback and 10% increase in dividends. We continue to hold positions in both companies as of the end of the reporting period.

Among the top detractors from relative performance were not owning benchmark constituents Novo Nordisk (health care) and LVMH Moet Hennessy (consumer discretionary). Novo Nordisk shares rose during the reporting period as it shared positive results from a Phase 3b trial of a drug developed for the treatment of type 2 diabetes. The company also delivered strong 2022 sales growth driven by the diabetes and obesity segments. Shares of LVMH rose over the reporting period. The company reported fourth quarter of 2022 results that saw growth in every business segment, and an increase in full year revenue and profits.

PF Multi-Asset Fund (managed by Pacific Life Fund Advisors LLC (portion sub-advised by Pacific Asset Management LLC))

Q. How did the Fund perform for the year ended March 31, 2023?

A. For the year ended March 31, 2023, the PF Multi-Asset Fund returned -9.62%, compared to a return of -7.02% for its benchmark, the MSCI World Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmarks for the period from inception through March 31, 2023. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2023(1)

	1 Year		5 Years	Since Inception (1/31/18)
Fund’s Class P	(9.62%	)	7.69%	6.21%
MSCI World Index	(7.02%	)	8.01%	6.42%

(1)

Pacific Asset Management LLC began sub-advising a portion of the Fund with Pacific Life Fund Advisors LLC effective December 31, 2019. Prior to that date, Pacific Life Fund Advisors LLC doing business under the name Pacific Asset Management sub-advised a portion of the Fund with Pacific Life Fund Advisors LLC.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund underperformed the benchmark. The Fund buys and sells total return swap agreements to gain exposure to the large-capitalization and mid-capitalization asset classes of the U.S. and developed non-U.S. equity markets, including growth and value styles, that may be denominated in foreign currencies. We at PLFA actively manage the Fund’s exposures in these asset classes in seeking to contribute to overall returns for the Fund.

See benchmark definitions on A-37 – A-38

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

A primary driver of the Fund’s underperformance versus the benchmark during the reporting period was the Fund’s fixed income holdings (which are available as collateral for the derivatives holdings) as they returned less than the Fund’s derivatives financing expenses over the reporting period. In addition, the Fund’s overweight (relative to its benchmark) exposure to the US mid-capitalization equities asset class detracted from performance, as they experienced a weaker recovery than their larger counterparts over the reporting period. While the exposure to large-capitalization value equities contributed to performance, the exposure to large-capitalization growth stocks detracted from performance. Holdings in investment grade corporate bonds detracted from performance. On the other hand, the underweight (relative to its benchmark) exposure to international equities contributed to performance. In addition to total return swap agreements, the Fund used futures contracts to gain and reduce exposures to certain asset classes during the reporting period. In turn, financing costs related to gaining and reducing exposures detracted from performance.

PF Real Estate Fund (sub-advised by Principal Real Estate Investors, LLC)

Q. How did the Fund perform for the year ended March 31, 2023?

A. For the year ended March 31, 2023, the PF Real Estate Fund returned -18.94%, compared to a return of -7.73% for the broad-based S&P 500 Index, and -20.17% return for the sector-specific benchmark the MSCI U.S. REIT Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmarks for the ten-year period ended March 31, 2023. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2023(1)

	1 Year		5 Years	10 Years
Fund’s Class P	(18.94%	)	6.68%	6.00%
S&P 500 Index	(7.73%	)	11.19%	12.24%
MSCI US REIT Index	(20.17%	)	4.79%	4.66%

(1)	Principal Real Estate Investors LLC began managing the Fund on May 1, 2018, and some investment policies changed at that time. Another firm managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund underperformed the broad-based S&P 500 Index and outperformed the sector-specific MSCI U.S. Real Estate Investment Trust (REIT) Index. We, the real estate securities team at Principal Real Estate Investors, utilize a fundamental style of investing. We rely on skilled portfolio managers and analysts to provide deep forward-looking perspectives and carry out rigorous, fundamental research on all investment opportunities. Security selection focuses on identifying relative stock mispricing amongst groups of comparable stocks. Excess return generation is bottom-up as we believe security selection is the most reliable and repeatable source of consistent outperformance. We construct portfolios to diversify risk and sources of excess returns, so excess return generation is consistent over the long term. Top-down elements are incorporated but represent a minor role in our investment process.

In general, the real estate sector underperformed the domestic equity market (as measured by the broad-based benchmark) during the reporting period. In response to rising inflation in 2022, the Federal Reserve (Fed) quickly pivoted, surprising the market with higher than expected rate hikes mid-year. Attention abruptly shifted from inflation to banking stress in March of 2023 following the collapse of two regional banks in the U.S. This development changed the perceived path of future monetary policy actions, with the Fed acknowledging that tighter credit conditions may substitute for future hikes. Consequently, during the reporting period, rate-sensitive and capital-intensive real estate securities faced performance pressures given greater valuation headwinds from the dramatic rise in rates developing concerns over tighter credit conditions.

Relative to the sector-specific benchmark, an underweight to traditional office stocks contributed to the Fund’s performance. In addition to pressures from sluggish return to office momentum, poor leasing activity and negative earnings revisions, the office stocks sold off on concerns over tighter lending conditions. Stock selection within net lease and industrial sectors was beneficial to the Fund’s performance, as we were overweight to two companies that outperformed due to mergers & acquisition announcement activity: net lease company STORE Capital was acquired by peers, and industrial company PS Business Park was bought by Blackstone Real Estate. In addition, our overweight to a gaming net lease stock, VICI Properties, contributed as investors sought their proven record of recession resiliency during a time of growing recession concerns.

See benchmark definitions on A-37 – A-38

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

An underweight to mall stocks was a top detractor to the Fund’s performance, particularly as share prices rallied late in 2022 on improving consumer sentiment and solid leasing activity. Not holding document storage business Iron Mountain detracted, as the company held up better than expected with its data center business putting up impressive leasing numbers and traditional paper storage/service business successfully implementing higher pricing.

Benchmark Definitions

Bloomberg US 1-3 Year Government/Credit Bond Index measures the performance of a subset of the Bloomberg US Aggregate Bond Index and includes investment grade U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities with maturities of one to three years. Results include the reinvestment of all distributions.

Bloomberg Short Treasury Total Return Index measures the performance of the US Treasury bills, notes, and bonds under 1 year to maturity. STRIPS are excluded from the index because their inclusion would result in double-counting. Results include the reinvestment of all distributions.

Bloomberg US Aggregate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, which includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. Results include the reinvestment of all distributions.

Bloomberg US High-Yield 2% Issuer Capped Bond Index is an issuer-constrained version of the Bloomberg US Corporate High-Yield Bond Index that covers the U.S. dollar-denominated, high yield, fixed-rate corporate bond market and limits issuer exposures to a maximum of 2% and redistributes the excess market value index-wide on a pro-rata basis. Results include the reinvestment of all distributions.

Bloomberg US Treasury Inflation-Protected Securities (TIPS) Index (also known as Bloomberg US Treasury Inflation-Linked Bond Index) is an index of all outstanding treasury inflation protected securities issued by the U.S. government. Results include the reinvestment of all distributions.

Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar-denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenure of at least one year and are made by issuers domiciled in developed countries. Results include the reinvestment of all distributions.

ICE BofA U.S. 3-Month Treasury Bill (T-Bill) Index is an index comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. Results include the reinvestment of all distributions.

J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified Index tracks liquid, U.S. dollar-denominated emerging market fixed and floating-rate debt instruments issued by corporates. Results include the reinvestment of all distributions.

J.P. Morgan Emerging Markets Blended — Equal Weighted Index is a blended index comprised of 1/3 each of the following indices: J.P. Morgan Government Bond Index — Emerging Markets Global Diversified Index, J.P. Morgan Emerging Markets Bond Index Global Diversified, and J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified Index. The J.P. Morgan Emerging Markets Blended — Equal Weighted Index is designed to blend U.S. dollar and local currency denominated sovereign, quasi-sovereign and corporate bonds in equal proportion. Results include the reinvestment of all distributions.

J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified tracks total returns of U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. This diversified index limits the exposure of some of the larger countries. Results include the reinvestment of all distributions.

J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified tracks total returns of emerging markets local currency denominated fixed income instruments. The instruments of the index are regularly traded, fixed-rate local sovereign bonds to which international investors can gain exposure. Country weights are based on a trade-weighted allocation, with a maximum weight of 10% per country. Results include the reinvestment of all distributions.

MSCI All Country World Index (ACWI) ex USA Small Cap Index is a market capitalization-weighted index designed to measure the investable equity market performance for global investors of small cap stocks in developed and emerging markets, excluding the United States. Results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of large- and mid-capitalization securities in emerging markets. As of March 31, 2023, the MSCI Emerging Markets Index consisted of securities from the following emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. Results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI Europe, Australasia and Far East (EAFE) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of March 31, 2023, the MSCI EAFE Index consisted of securities from the following developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK. Results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI U.S. Real Estate Investment Trust (“REIT”) Index is a free float-adjusted market capitalization index that is comprised of equity REITs and represents approximately 99% of the U.S. REIT universe and securities that are classified in the Equity REITs Industry (under the Real Estate sector) according to the Global Industry Classification Standard (GICS). Results include the reinvestment of all distributions.

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of large and mid-capitalization securities in developed markets. Results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

Pacific Funds Portfolio Optimization Composite Benchmarks: The composite benchmarks for the Portfolio Optimization Funds show the performance of a combination of three or more broad-based market indices that represent fixed income, domestic equity, international equity and cash asset class categories in weights that are fixed and specific to each Fund. The composition of each Fund’s composite benchmark is shown below. Results include the reinvestment of all distributions. Prior to July 1, 2012, the weighting to each asset category was adjusted annually to reflect the Fund’s target allocations for the year.

Pacific Funds Portfolio Optimization Conservative Composite Benchmark is 71% Bloomberg US Aggregate Bond; 17% S&P 500; 7% ICE BofA U.S. 3-Month Treasury Bill; and 5% MSCI EAFE Indices. Results include the reinvestment of all distributions.

Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark is 55% Bloomberg US Aggregate Bond; 30% S&P 500; 10% MSCI EAFE; and 5% ICE BofA U.S. 3-Month Treasury Bill Indices. Results include the reinvestment of all distributions.

Pacific Funds Portfolio Optimization Moderate Composite Benchmark is 45% S&P 500; 38% Bloomberg US Aggregate Bond; 15% MSCI EAFE; and 2% ICE BofA U.S. 3-Month Treasury Bill Indices. Results include the reinvestment of all distributions.

Pacific Funds Portfolio Optimization Growth Composite Benchmark is 58% S&P 500; 23% Bloomberg US Aggregate Bond; and 19% MSCI EAFE Indices. Results include the reinvestment of all distributions. Results include the reinvestment of all distributions.

Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark is 69% S&P 500; 26% MSCI EAFE; and 5% Bloomberg US Aggregate Bond Indices. Results include the reinvestment of all distributions.

Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher growth earning potential as defined by the index provider. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment and is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 1000 Index measures the performance of the large-capitalization segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The Russell 1000 Index represents approximately 92% of the investable U.S. equity market. It is constructed to provide a comprehensive and unbiased barometer for the large-capitalization segment and is completely reconstituted annually to ensure new and growing equities are reflected. Results include the reinvestment of all distributions.

Russell 1000 Value Index measures the performance of the large-capitalization segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The Russell 1000 Index represents approximately 92% of the investable U.S. equity market. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Results include the reinvestment of all distributions.

Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher growth earning potential as defined by the index provider. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Results include the reinvestment of all distributions.

Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies that are considered more value oriented relative to the overall market as defined by the index provider. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500 Index is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set. Results include the reinvestment of all distributions.

Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. Results include the reinvestment of all distributions.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Results include the reinvestment of all distributions.

PACIFIC FUNDSSM

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION CONSERVATIVE

Schedule of Investments

March 31, 2023

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.1%

Pacific Funds Core Income ‘P’	1,332,788	$12,954,697
Pacific Funds Floating Rate Income ‘P’	466,122	4,330,270
Pacific Funds High Income ‘P’	865,701	7,722,052
PF Inflation Managed Fund ‘P’	879,855	7,619,544
PF Managed Bond Fund ‘P’	7,328,828	66,252,605
PF Short Duration Bond Fund ‘P’	3,016,596	28,627,493
PF Emerging Markets Debt Fund ‘P’	650,774	4,262,568
PF Growth Fund ‘P’	387,501	4,789,510
PF Large-Cap Value Fund ‘P’	733,225	8,065,481
PF Small-Cap Value Fund ‘P’	145,399	870,939
PF Emerging Markets Fund ‘P’	189,837	1,738,909
PF International Growth Fund ‘P’	67,801	437,993
PF International Value Fund ‘P’	237,840	2,031,157
PF Multi-Asset Fund ‘P’	2,275,140	18,929,165
PF Real Estate Fund ‘P’	135,716	1,784,671

Total Affiliated Mutual Funds (Cost $177,233,982)		170,417,054

TOTAL INVESTMENTS - 100.1% (Cost $177,233,982)		170,417,054

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(131,229)

NET ASSETS - 100.0%		$170,285,825

Notes to Schedule of Investments

(a)	As of March 31, 2023, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Fixed Income Funds	77.4%
Affiliated Equity Funds	22.7%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2023:

		Total Value at March 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$170,417,054	$170,417,054	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE

Schedule of Investments

March 31, 2023

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.1%

Pacific Funds Core Income ‘P’	1,491,727	$14,499,588
Pacific Funds Floating Rate Income ‘P’	626,089	5,816,367
Pacific Funds High Income ‘P’	1,167,283	10,412,163
PF Inflation Managed Fund ‘P’	922,744	7,990,966
PF Managed Bond Fund ‘P’	8,199,591	74,124,307
PF Short Duration Bond Fund ‘P’	2,751,594	26,112,623
PF Emerging Markets Debt Fund ‘P’	877,490	5,747,558
PF Growth Fund ‘P’	626,980	7,749,474
PF Large-Cap Value Fund ‘P’	1,010,119	11,111,311
PF Small-Cap Growth Fund ‘P’ *	82,900	1,187,130
PF Small-Cap Value Fund ‘P’	196,046	1,174,317
PF Emerging Markets Fund ‘P’	511,936	4,689,335
PF International Growth Fund ‘P’	292,540	1,889,805
PF International Value Fund ‘P’	501,943	4,286,594
PF Multi-Asset Fund ‘P’	6,106,831	50,808,832
PF Real Estate Fund ‘P’	274,481	3,609,425

Total Affiliated Mutual Funds (Cost $241,759,243)		231,209,795

TOTAL INVESTMENTS - 100.1% (Cost $241,759,243)		231,209,795

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(169,690)

NET ASSETS - 100.0%		$231,040,105

Notes to Schedule of Investments

(a)	As of March 31, 2023, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Fixed Income Funds	62.7%
Affiliated Equity Funds	37.4%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2023:

		Total Value at March 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$231,209,795	$231,209,795	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION MODERATE

Schedule of Investments

March 31, 2023

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.1%

Pacific Funds Core Income ‘P’	2,954,440	$28,717,154
Pacific Funds Floating Rate Income ‘P’	1,248,056	11,594,443
Pacific Funds High Income ‘P’	3,004,705	26,801,969
PF Inflation Managed Fund ‘P’	1,308,821	11,334,388
PF Managed Bond Fund ‘P’	16,373,932	148,020,343
PF Short Duration Bond Fund ‘P’	10,690,426	101,452,141
PF Emerging Markets Debt Fund ‘P’	1,742,455	11,413,082
PF Growth Fund ‘P’	5,784,920	71,501,607
PF Large-Cap Value Fund ‘P’	5,583,506	61,418,565
PF Small-Cap Growth Fund ‘P’ *	548,723	7,857,717
PF Small-Cap Value Fund ‘P’	1,297,650	7,772,921
PF Emerging Markets Fund ‘P’	1,694,249	15,519,324
PF International Growth Fund ‘P’	847,136	5,472,496
PF International Value Fund ‘P’	2,030,292	17,338,697
PF Multi-Asset Fund ‘P’	27,883,020	231,986,731
PF Real Estate Fund ‘P’	908,397	11,945,415

Total Affiliated Mutual Funds (Cost $788,154,593)		770,146,993

TOTAL INVESTMENTS - 100.1% (Cost $788,154,593)		770,146,993

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(570,038)

NET ASSETS - 100.0%		$769,576,955

Notes to Schedule of Investments

(a)	As of March 31, 2023, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	56.0%
Affiliated Fixed Income Funds	44.1%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2023:

		Total Value at March 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$770,146,993	$770,146,993	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION GROWTH

Schedule of Investments

March 31, 2023

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.1%

Pacific Funds Core Income ‘P’	1,369,958	$13,315,995
Pacific Funds Floating Rate Income ‘P’	717,452	6,665,130
Pacific Funds High Income ‘P’	1,475,816	13,164,279
PF Inflation Managed Fund ‘P’	749,985	6,494,874
PF Managed Bond Fund ‘P’	7,465,558	67,488,648
PF Short Duration Bond Fund ‘P’	6,466,210	61,364,329
PF Emerging Markets Debt Fund ‘P’	998,487	6,540,091
PF Growth Fund ‘P’	2,675,339	33,067,190
PF Large-Cap Value Fund ‘P’	2,690,095	29,591,040
PF Small-Cap Growth Fund ‘P’ *	943,310	13,508,206
PF Small-Cap Value Fund ‘P’	3,346,228	20,043,904
PF Emerging Markets Fund ‘P’	2,548,539	23,344,619
PF International Growth Fund ‘P’	624,141	4,031,950
PF International Small-Cap Fund ‘P’	885,124	6,682,683
PF International Value Fund ‘P’	1,665,868	14,226,516
PF Multi-Asset Fund ‘P’	40,596,350	337,761,631
PF Real Estate Fund ‘P’	780,810	10,267,646

Total Affiliated Mutual Funds (Cost $696,165,874)		667,558,731

TOTAL INVESTMENTS - 100.1% (Cost $696,165,874)		667,558,731

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(623,334)

NET ASSETS - 100.0%		$666,935,397

Notes to Schedule of Investments

(a)	As of March 31, 2023, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	73.8%
Affiliated Fixed Income Funds	26.3%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2023:

		Total Value at March 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$667,558,731	$667,558,731	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION AGGRESSIVE-GROWTH

Schedule of Investments

March 31, 2023

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.1%

Pacific Funds Core Income ‘P’	199,326	$1,937,451
Pacific Funds Floating Rate Income ‘P’	143,071	1,329,126
Pacific Funds High Income ‘P’	293,456	2,617,630
PF Managed Bond Fund ‘P’	1,065,445	9,631,621
PF Short Duration Bond Fund ‘P’	1,218,116	11,559,924
PF Emerging Markets Debt Fund ‘P’	397,086	2,600,912
PF Growth Fund ‘P’	2,353,570	29,090,122
PF Large-Cap Value Fund ‘P’	1,811,337	19,924,701
PF Small-Cap Growth Fund ‘P’ *	656,480	9,400,788
PF Small-Cap Value Fund ‘P’	1,996,065	11,956,432
PF Emerging Markets Fund ‘P’	1,158,291	10,609,946
PF International Growth Fund ‘P’	1,075,561	6,948,122
PF International Small-Cap Fund ‘P’	527,994	3,986,358
PF International Value Fund ‘P’	504,736	4,310,449
PF Multi-Asset Fund ‘P’	16,095,218	133,912,215
PF Real Estate Fund ‘P’	517,513	6,805,298

Total Affiliated Mutual Funds (Cost $282,357,936)		266,621,095

TOTAL INVESTMENTS - 100.1% (Cost $282,357,936)		266,621,095

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(206,907)

NET ASSETS - 100.0%		$266,414,188

Notes to Schedule of Investments

(a)	As of March 31, 2023, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	89.0%
Affiliated Fixed Income Funds	11.1%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2023:

		Total Value at March 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$266,621,095	$266,621,095	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PACIFIC FUNDSSM ULTRA SHORT INCOME

Schedule of Investments

March 31, 2023

	Principal Amount	Value
CORPORATE BONDS & NOTES - 48.1%

Basic Materials - 2.4%

Anglo American Capital PLC (South Africa) 3.625% due 09/11/24 ~	$400,000	$390,592
Celanese US Holdings LLC 5.900% due 07/05/24	500,000	500,415
Glencore Funding LLC (Australia) 4.125% due 05/30/23 ~	247,000	246,122
4.125% due 03/12/24 ~	400,000	395,830

		1,532,959

Communications - 2.8%

Charter Communications Operating LLC 6.464% (USD LIBOR + 1.650%) due 02/01/24 §	500,000	501,986
Comcast Corp 5.422% (USD LIBOR + 0.630%) due 04/15/24 §	200,000	199,718
Cox Communications Inc 2.950% due 06/30/23 ~	200,000	198,836
Sprint Spectrum Co LLC 4.738% due 09/20/29 ~	453,500	450,228
Verizon Communications Inc 5.964% (USD LIBOR + 1.100%) due 05/15/25 §	400,000	400,938

		1,751,706

Consumer, Cyclical - 1.5%

British Airways Pass-Through Trust ‘A’ (United Kingdom) 3.350% due 12/15/30 ~	69,972	60,442
4.625% due 12/20/25 ~	42,261	41,782
Daimler Truck Finance North America LLC (Germany) 5.838% (SOFR + 1.000%) due 04/05/24 ~ §	500,000	498,070
Delta Air Lines Pass-Through Trust ‘AA’ 3.204% due 10/25/25	100,000	97,961
Warnermedia Holdings Inc 3.428% due 03/15/24 ~	250,000	244,327

		942,582

Consumer, Non-Cyclical - 4.7%

Amgen Inc 5.250% due 03/02/25	250,000	252,876
Bayer US Finance II LLC (Germany) 5.876% (USD LIBOR + 1.010%) due 12/15/23 ~ §	450,000	449,534
Cargill Inc 1.375% due 07/23/23 ~	335,000	330,981
Coca-Cola Europacific Partners PLC (United Kingdom) 0.500% due 05/05/23 ~	500,000	497,583
Element Fleet Management Corp (Canada) 1.600% due 04/06/24 ~	200,000	191,695
GE HealthCare Technologies Inc 5.550% due 11/15/24 ~	150,000	150,963
General Mills Inc 3.650% due 02/15/24	300,000	296,272
Haleon US Capital LLC 3.024% due 03/24/24	250,000	243,104
Shire Acquisitions Investments Ireland DAC 2.875% due 09/23/23	300,000	296,380
The Cigna Group 3.750% due 07/15/23	300,000	298,571

		3,007,959

	Principal Amount	Value
Energy - 3.1%

Enbridge Inc (Canada) 5.359% (SOFR + 0.630%) due 02/16/24 §	$250,000	$248,186
Energy Transfer LP 4.500% due 11/01/23	500,000	495,759
4.500% due 04/15/24	300,000	296,499
Enterprise Products Operating LLC 3.900% due 02/15/24	200,000	197,649
The Williams Cos Inc 4.500% due 11/15/23	200,000	199,224
TransCanada PipeLines Ltd (Canada) 6.203% due 03/09/26	500,000	503,623

		1,940,940

Financial - 22.2%

AerCap Ireland Capital DAC (Ireland) 1.150% due 10/29/23	350,000	339,433
3.150% due 02/15/24	200,000	193,996
Air Lease Corp 3.000% due 09/15/23	300,000	296,122
American Express Co 3.950% due 08/01/25	450,000	441,546
Bank of America Corp 1.486% due 05/19/24	500,000	497,255
3.864% due 07/23/24	500,000	497,234
5.334% (SOFR + 0.690%)
due 04/22/25 §	500,000	494,923
Bank of Montreal (Canada) 5.200% due 12/12/24	500,000	500,865
Citigroup Inc 5.610% due 09/29/26	50,000	50,407
5.977% (USD LIBOR + 1.100%)
due 05/17/24 §	400,000	400,015
5.985% (USD LIBOR + 1.023%)
due 06/01/24 §	200,000	199,942
6.354% (SOFR + 1.528%)
due 03/17/26 §	250,000	251,211
Host Hotels & Resorts LP REIT 3.875% due 04/01/24	200,000	195,395
JPMorgan Chase & Co 3.797% due 07/23/24	500,000	497,473
5.676% (SOFR + 0.920%)
due 02/24/26 §	850,000	844,980
5.705% (USD LIBOR + 0.890%)
due 07/23/24 §	150,000	149,934
Mid-America Apartments LP REIT 4.300% due 10/15/23	472,000	470,719
Mitsubishi UFJ Financial Group Inc (Japan) 3.407% due 03/07/24	500,000	490,318
5.682% (USD LIBOR + 0.860%)
due 07/26/23 §	365,000	364,884
6.178% (SOFR + 1.385%)
due 09/12/25 §	500,000	500,020
Morgan Stanley 5.050% due 01/28/27	300,000	299,399
5.186% (SOFR + 0.466%)
due 11/10/23 §	250,000	249,457
6.063% (USD LIBOR + 1.220%)
due 05/08/24 §	500,000	500,032
Reliance Standard Life Global Funding II 3.850% due 09/19/23 ~	100,000	99,203
Royal Bank of Canada (Canada) 3.970% due 07/26/24	300,000	296,055
Skandinaviska Enskilda Banken AB (Sweden) 5.282% (USD LIBOR + 0.320%) due 09/01/23 ~ §	500,000	498,270

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PACIFIC FUNDS ULTRA SHORT INCOME

Schedule of Investments (Continued)

March 31, 2023

	Principal Amount	Value
Sumitomo Mitsui Financial Group Inc (Japan) 0.508% due 01/12/24	$400,000	$384,836
2.696% due 07/16/24	300,000	289,650
3.936% due 10/16/23	200,000	198,290
5.592% (USD LIBOR + 0.800%)
due 10/16/23 §	300,000	300,133
5.658% (USD LIBOR + 0.860%)
due 07/19/23 §	132,000	131,897
Svenska Handelsbanken AB (Sweden) 5.709% (SOFR + 0.910%) due 06/10/25 ~ §	250,000	248,610
The Goldman Sachs Group Inc 3.625% due 02/20/24	400,000	394,191
5.325% (SOFR + 0.700%)
due 01/24/25 §	500,000	494,617
6.553% (USD LIBOR + 1.600%)
due 11/29/23 §	500,000	501,827
The Toronto-Dominion Bank (Canada) 3.766% due 06/06/25	300,000	292,213
4.285% due 09/13/24	250,000	247,209
UBS AG (Switzerland) 5.068% (SOFR + 0.360%) due 02/09/24 ~ §	500,000	497,517
VICI Properties LP REIT 5.625% due 05/01/24 ~	300,000	297,750
Welltower OP LLC REIT 3.625% due 03/15/24	200,000	195,813

		14,093,641

Industrial - 3.4%

Amphenol Corp 4.750% due 03/30/26	250,000	251,154
Arrow Electronics Inc 6.125% due 03/01/26	200,000	200,523
Carlisle Cos Inc 0.550% due 09/01/23	300,000	293,493
DAE Funding LLC (United Arab Emirates) 1.550% due 08/01/24 ~	200,000	188,207
Graphic Packaging International LLC 0.821% due 04/15/24 ~	400,000	381,267
Parker-Hannifin Corp 3.650% due 06/15/24	200,000	197,057
Penske Truck Leasing Co LP 4.125% due 08/01/23 ~	250,000	248,622
Regal Rexnord Corp 6.050% due 02/15/26 ~	200,000	201,084
Ryder System Inc 3.650% due 03/18/24	200,000	196,569

		2,157,976

Technology - 2.8%

Broadcom Corp 3.625% due 01/15/24	200,000	197,121
Hewlett Packard Enterprise Co 5.900% due 10/01/24	500,000	506,457
Infor Inc 1.450% due 07/15/23 ~	325,000	320,540
Microchip Technology Inc 2.670% due 09/01/23	93,000	91,708
4.333% due 06/01/23	200,000	199,279
NXP BV (China) 4.875% due 03/01/24	200,000	198,565
Oracle Corp 2.400% due 09/15/23	300,000	295,994

		1,809,664

Utilities - 5.2%

Alliant Energy Finance LLC 3.750% due 06/15/23 ~	300,000	299,012
American Electric Power Co Inc 5.294% (USD LIBOR + 0.480%) due 11/01/23 §	250,000	248,904

	Principal Amount	Value
DTE Energy Co 4.220% due 11/01/24	$150,000	$148,406
Duke Energy Progress LLC 3.375% due 09/01/23	135,000	133,927
Emera US Finance LP (Canada) 0.833% due 06/15/24	150,000	141,376
Eversource Energy 4.200% due 06/27/24	150,000	148,621
Jersey Central Power & Light Co 4.700% due 04/01/24 ~	410,000	407,443
NextEra Energy Capital Holdings Inc 6.051% due 03/01/25	450,000	458,019
OGE Energy Corp 0.703% due 05/26/23	200,000	198,609
Southern California Edison Co 0.700% due 08/01/23	350,000	344,747
5.671% (SOFR + 0.830%)
due 04/01/24 §	200,000	198,759
Tampa Electric Co 3.875% due 07/12/24	150,000	147,742
Vistra Operations Co LLC 4.875% due 05/13/24 ~	300,000	295,968
WEC Energy Group Inc 5.000% due 09/27/25	100,000	100,104

		3,271,637

Total Corporate Bonds & Notes (Cost $30,655,512)		30,509,064

SENIOR LOAN NOTES - 4.3%

Basic Materials - 0.4%

Asplundh Tree Expert LLC Term B 6.590% (USD LIBOR + 1.750%) due 09/04/27 §	243,750	242,798

Communications - 1.2%

Charter Communications Operating LLC Term B-2 6.557% (SOFR + 1.750%) due 02/01/27 §	486,146	482,348
SBA Senior Finance II LLC Term B due 04/11/25 ∞	299,215	299,869

		782,217

Consumer, Cyclical - 1.5%

Hilton Worldwide Finance LLC Term B-2 6.642% (SOFR + 1.750%) due 06/21/26 §	250,000	250,035
Mileage Plus Holdings LLC Term B 10.213% (USD LIBOR + 5.250%) due 06/20/27 §	472,222	491,079
SeaWorld Parks & Entertainment Inc Term B 7.875% (USD LIBOR + 3.000%) due 08/25/28 §	246,250	245,634

		986,748

Consumer, Non-Cyclical - 0.8%

United Rentals North America Inc Term B 6.590% (USD LIBOR + 1.750%) due 10/31/25 §	486,005	486,795

Financial - 0.2%

Avolon (US) LLC Term B-3 (Ireland) 6.511% (USD LIBOR + 1.750%) due 01/15/25 §	138,642	138,847

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PACIFIC FUNDS ULTRA SHORT INCOME

Schedule of Investments (Continued)

March 31, 2023

	Principal Amount	Value

Industrial - 0.2%

GFL Environmental Inc Term B (Canada) 7.907% (SOFR + 3.100%) due 05/31/27 §	$123,416	$123,570

Total Senior Loan Notes (Cost $2,758,390)		2,760,975

ASSET-BACKED SECURITIES - 24.6%

Ally Auto Receivables Trust 5.290% due 06/16/25	550,000	549,951
AmeriCredit Automobile Receivables Trust 0.760% due 12/18/25	300,000	289,056
1.480% due 01/21/25	66,417	66,184
2.050% due 01/20/26	79,148	78,285
4.200% due 12/18/25	118,463	117,563
5.840% due 10/19/26	150,000	150,698
CIFC Funding Ltd (Cayman) 5.608% (USD LIBOR + 0.800%) due 01/20/28 ~ §	190,739	189,858
5.668% (USD LIBOR + 0.870%)
due 04/19/29 ~ §	305,398	300,945
5.795% (USD LIBOR + 1.000%)
due 04/18/31 ~ §	355,000	349,538
5.895% (USD LIBOR + 1.100%)
due 07/18/31 ~ §	250,000	246,875
Citibank Credit Card Issuance Trust 3.720% due 09/08/25	175,000	173,811
Ford Credit Auto Owner Trust 0.410% due 07/15/25	194,676	189,687
4.520% due 04/15/25	297,633	296,598
5.370% due 08/15/25	150,000	149,974
GM Financial Consumer Automobile Receivables Trust 5.190% due 03/16/26	400,000	399,865
Greenwood Park CLO Ltd (Cayman) 5.802% (USD LIBOR + 1.010%) due 04/15/31 ~ §	250,000	246,736
5.822% (USD LIBOR + 1.030%)
due 04/15/31 ~ §	250,000	246,868
Hilton Grand Vacations Trust 2.740% due 02/25/39 ~	40,658	38,366
Magnetite Ltd (Cayman) 5.592% (USD LIBOR + 0.800%) due 01/15/28 ~ §	191,550	189,975
5.744% (USD LIBOR + 0.880%)
due 11/15/28 ~ §	1,140,599	1,129,763
5.772% (USD LIBOR + 0.980%)
due 04/15/31 ~ §	1,380,936	1,365,194
5.782% (USD LIBOR + 0.990%)
due 01/15/34 ~ §	500,000	491,892
5.892% (USD LIBOR + 1.100%)
due 10/15/31 ~ §	1,050,000	1,038,003
6.018% (USD LIBOR + 1.200%)
due 01/25/32 ~ §	250,000	246,886
Mercedes-Benz Auto Receivables Trust 5.090% due 01/15/26	350,000	349,571
Navient Private Education Refi Loan Trust 0.840% due 05/15/69 ~	87,812	76,855
1.060% due 10/15/69 ~	154,713	135,193
1.220% due 07/15/69 ~	143,793	128,614
1.310% due 01/15/69 ~	87,420	80,261
1.690% due 05/15/69 ~	93,460	84,197
3.190% due 02/18/42 ~	28,492	28,312
Navient Student Loan Trust 1.320% due 08/26/69 ~	100,231	85,363
5.445% (USD LIBOR + 0.600%)
due 12/26/69 ~ §	107,561	103,439

	Principal Amount	Value
Neuberger Berman Loan Advisers CLO 26 Ltd 5.715% (USD LIBOR + 0.920%) due 10/18/30 ~ §	$450,000	$444,723
Neuberger Berman Loan Advisers CLO 37 Ltd (Cayman) 5.778% (USD LIBOR + 0.970%) due 07/20/31 ~ §	300,000	295,087
OCP CLO Ltd (Cayman) 5.752% (USD LIBOR + 0.960%) due 07/15/30 ~ §	250,000	246,617
Palmer Square CLO Ltd (Cayman) 5.892% (USD LIBOR + 1.100%) due 07/16/31 ~ §	250,000	247,620
Palmer Square Loan Funding Ltd (Cayman) 5.475% (USD LIBOR + 0.800%) due 02/20/28 ~ §	407,295	404,281
5.592% (USD LIBOR + 0.800%)
due 10/15/29 ~ §	201,906	199,395
5.608% (USD LIBOR + 0.800%)
due 07/20/29 ~ §	178,818	176,627
5.682% (SOFR + 1.050%)
due 04/15/30 ~ §	447,990	443,499
5.708% (USD LIBOR + 0.900%)
due 04/20/29 ~ §	682,277	678,879
5.715% (USD LIBOR + 0.800%)
due 05/20/29 ~ §	190,494	188,920
Santander Drive Auto Receivables Trust 2.760% due 03/17/25	88,348	88,160
3.980% due 01/15/25	252,622	251,959
4.370% due 05/15/25	263,858	263,171
5.360% due 05/15/26	450,000	449,122
5.810% due 01/15/26	250,000	250,125
SMB Private Education Loan Trust 2.340% due 09/15/34 ~	115,112	110,797
2.430% due 02/17/32 ~	36,452	35,139
2.700% due 05/15/31 ~	74,632	72,601
Stratus CLO Ltd (Cayman) 5.608% (USD LIBOR + 0.800%) due 12/29/29 ~ §	214,026	211,951
Toyota Auto Receivables Owner Trust 3.830% due 08/15/25	394,801	391,309
5.270% due 01/15/26	150,000	150,016
Voya CLO Ltd (Cayman) 5.695% (USD LIBOR + 0.900%) due 01/18/29 ~ §	134,790	133,787
5.922% (USD LIBOR + 1.130%)
due 10/15/30 ~ §	238,199	236,699

Total Asset-Backed Securities (Cost $15,731,615)		15,584,860

U.S. TREASURY OBLIGATIONS - 13.6%

U.S. Treasury Notes - 13.6%

0.125% due 06/30/23	1,000,000	989,107
0.125% due 07/15/23	1,000,000	986,850
0.125% due 08/15/23	1,500,000	1,474,363
0.125% due 09/15/23	750,000	734,782
0.250% due 04/15/23	1,500,000	1,497,839
0.250% due 06/15/23	1,000,000	991,191
0.375% due 08/15/24	500,000	473,691
0.750% due 12/31/23	1,500,000	1,456,166

Total U.S. Treasury Obligations (Cost $8,606,631)		8,603,989

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PACIFIC FUNDS ULTRA SHORT INCOME

Schedule of Investments (Continued)

March 31, 2023

	Shares	Value
SHORT-TERM INVESTMENTS - 9.7%

Money Market Fund - 5.8%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 4.700%	3,696,497	$3,696,497

	Principal Amount
U.S. Treasury Bills - 3.9%

4.752% due 07/25/23	$2,500,000	2,463,383

Total Short-Term Investments (Cost $6,158,602)		6,159,880

TOTAL INVESTMENTS - 100.3% (Cost $63,910,750)		63,618,768

OTHER ASSETS & LIABILITIES, NET - (0.3%)		(218,763)

NET ASSETS - 100.0%		$63,400,005

Notes to Schedule of Investments

(a)	As of March 31, 2023, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	48.1%
Asset-Backed Securities	24.6%
U.S. Treasury Obligations	13.6%
Short-Term Investments	9.7%
Senior Loan Notes	4.3%

	100.3%
Other Assets & Liabilities, Net	(0.3%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2023:

		Total Value at March 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$30,509,064	$—	$30,509,064	$—
	Senior Loan Notes	2,760,975	—	2,760,975	—
	Asset-Backed Securities	15,584,860	—	15,584,860	—
	U.S. Treasury Obligations	8,603,989	—	8,603,989	—
	Short-Term Investments	6,159,880	3,696,497	2,463,383	—

	Total	$63,618,768	$3,696,497	$59,922,271	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PACIFIC FUNDSSM SHORT DURATION INCOME

Schedule of Investments

March 31, 2023

	Principal Amount	Value
CORPORATE BONDS & NOTES - 56.1%

Basic Materials - 0.2%

Anglo American Capital PLC (South Africa) 3.625% due 09/11/24 ~	$2,000,000	$1,952,961

Communications - 2.1%

Charter Communications Operating LLC 3.750% due 02/15/28	4,500,000	4,182,251
4.500% due 02/01/24	5,000,000	4,951,417
Sprint Spectrum Co LLC 4.738% due 09/20/29 ~	6,246,000	6,200,937
T-Mobile USA Inc 2.250% due 02/15/26	1,675,000	1,559,359
2.625% due 04/15/26	100,000	93,430
4.950% due 03/15/28	1,600,000	1,616,127
Verizon Communications Inc 2.100% due 03/22/28	3,000,000	2,673,587

		21,277,108

Consumer, Cyclical - 5.5%

American Airlines Pass-Through Trust ‘A’ 4.000% due 01/15/27	661,123	599,261
British Airways Pass-Through Trust ‘A’ (United Kingdom) 3.350% due 12/15/30 ~	2,379,063	2,055,033
4.625% due 12/20/25 ~	1,157,940	1,144,831
Brunswick Corp 0.850% due 08/18/24	1,950,000	1,822,191
Delta Air Lines Inc 4.500% due 10/20/25 ~	5,500,000	5,411,111
Delta Air Lines Pass-Through Trust ‘AA’ 3.204% due 10/25/25	4,500,000	4,408,254
Ford Motor Credit Co LLC 2.300% due 02/10/25	2,500,000	2,320,550
2.700% due 08/10/26	1,775,000	1,581,969
3.375% due 11/13/25	4,200,000	3,942,183
General Motors Financial Co Inc 6.000% due 01/09/28	3,000,000	3,072,299
Genting New York LLC 3.300% due 02/15/26 ~	1,800,000	1,620,342
Hyundai Capital Services Inc (South Korea) 2.125% due 04/24/25 ~	3,000,000	2,814,914
Kia Corp (South Korea) 2.375% due 02/14/25 ~	2,000,000	1,900,146
Las Vegas Sands Corp 3.200% due 08/08/24	3,000,000	2,904,172
Lennar Corp 4.500% due 04/30/24	5,000,000	4,941,616
Marriott International Inc 4.900% due 04/15/29	2,400,000	2,380,154
Nordstrom Inc 2.300% due 04/08/24	2,300,000	2,199,536
United Airlines Pass-Through Trust ‘B’ 3.650% due 07/07/27	428,819	400,351
US Airways Pass-Through Trust ‘A’ 3.950% due 05/15/27	443,831	415,396
Warnermedia Holdings Inc 3.638% due 03/15/25 ~	3,550,000	3,431,471
3.755% due 03/15/27 ~	3,000,000	2,827,724
6.412% due 03/15/26	2,600,000	2,613,915

		54,807,419

Consumer, Non-Cyclical - 4.9%

Amgen Inc 5.150% due 03/02/28	3,000,000	3,064,663
5.250% due 03/02/25	5,500,000	5,563,267
Anheuser-Busch InBev Worldwide Inc (Belgium) 4.000% due 04/13/28	3,000,000	2,967,897
Block Inc 2.750% due 06/01/26	750,000	684,742

	Principal Amount	Value
Element Fleet Management Corp (Canada) 1.600% due 04/06/24 ~	$5,300,000	$5,079,905
Elevance Health Inc 5.350% due 10/15/25	1,600,000	1,615,005
Global Payments Inc 1.500% due 11/15/24	4,500,000	4,241,085
Haleon UK Capital PLC 3.125% due 03/24/25	4,750,000	4,593,580
JDE Peet’s NV (Netherlands) 0.800% due 09/24/24 ~	3,000,000	2,797,185
Mondelez International Holdings Netherlands BV 4.250% due 09/15/25 ~	2,450,000	2,426,432
Suntory Holdings Ltd (Japan) 2.250% due 10/16/24 ~	5,600,000	5,333,759
UnitedHealth Group Inc 4.250% due 01/15/29	10,000,000	9,931,846

		48,299,366

Energy - 1.9%

Energy Transfer LP 5.550% due 02/15/28	3,500,000	3,557,505
Enterprise Products Operating LLC 3.950% due 02/15/27	1,000,000	977,191
MPLX LP 4.875% due 12/01/24	8,020,000	7,973,520
Pioneer Natural Resources Co 5.100% due 03/29/26	1,500,000	1,507,019
TransCanada PipeLines Ltd (Canada) 6.203% due 03/09/26	5,300,000	5,338,408

		19,353,643

Financial - 27.4%

AerCap Ireland Capital DAC (Ireland) 1.650% due 10/29/24	4,900,000	4,586,919
1.750% due 01/30/26	1,250,000	1,120,421
4.500% due 09/15/23	5,000,000	4,953,357
Air Lease Corp 3.375% due 07/01/25	1,200,000	1,144,223
5.300% due 02/01/28	2,000,000	1,975,484
5.850% due 12/15/27	3,350,000	3,370,622
American Express Co 2.250% due 03/04/25	1,000,000	953,165
Avolon Holdings Funding Ltd (Ireland) 2.125% due 02/21/26 ~	4,550,000	4,048,582
4.250% due 04/15/26 ~	2,650,000	2,494,524
Banco Santander SA (Spain) 2.746% due 05/28/25	3,000,000	2,831,703
Bank of America Corp 0.976% due 04/22/25	7,500,000	7,148,918
1.843% due 02/04/25	13,950,000	13,539,714
3.384% due 04/02/26	8,000,000	7,675,813
3.841% due 04/25/25	3,500,000	3,437,491
Capital One Financial Corp 5.468% due 02/01/29	2,100,000	2,048,546
Citigroup Inc 0.776% due 10/30/24	1,400,000	1,361,276
2.014% due 01/25/26	5,650,000	5,324,030
4.140% due 05/24/25	3,750,000	3,685,148
5.610% due 09/29/26	1,000,000	1,008,134
5.985% (USD LIBOR + 1.023%) due 06/01/24 §	3,000,000	2,999,135
Corebridge Financial Inc 3.500% due 04/04/25 ~	1,700,000	1,634,361
Extra Space Storage LP REIT 5.700% due 04/01/28	2,200,000	2,216,455
GLP Capital LP REIT 3.350% due 09/01/24	4,425,000	4,215,875
HSBC Holdings PLC (United Kingdom) 0.732% due 08/17/24	4,050,000	3,966,808
0.976% due 05/24/25	2,500,000	2,353,969
1.162% due 11/22/24	4,000,000	3,882,747
4.180% due 12/09/25	3,000,000	2,915,924

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PACIFIC FUNDS SHORT DURATION INCOME

Schedule of Investments (Continued)

March 31, 2023

	Principal Amount	Value
JPMorgan Chase & Co 0.824% due 06/01/25	$1,500,000	$1,422,215
0.969% due 06/23/25	3,200,000	3,033,183
2.301% due 10/15/25	4,250,000	4,066,267
2.595% due 02/24/26	1,500,000	1,422,492
3.300% due 04/01/26	1,500,000	1,447,615
4.080% due 04/26/26	4,000,000	3,929,476
5.545% (USD LIBOR + 0.730%) due 04/23/24 §	300,000	298,735
Life Storage LP REIT 3.500% due 07/01/26	1,035,000	982,873
3.875% due 12/15/27	5,820,000	5,511,713
MassMutual Global Funding II 4.150% due 08/26/25 ~	3,350,000	3,311,413
5.050% due 12/07/27 ~	1,800,000	1,823,602
Metropolitan Life Global Funding I 2.800% due 03/21/25 ~	3,000,000	2,899,064
4.050% due 08/25/25 ~	4,000,000	3,934,843
Mitsubishi UFJ Financial Group Inc (Japan) 0.953% due 07/19/25	6,000,000	5,652,715
3.837% due 04/17/26	1,000,000	969,535
4.788% due 07/18/25	5,000,000	4,953,540
5.063% due 09/12/25	3,000,000	2,981,151
Mizuho Financial Group Inc (Japan) 1.241% due 07/10/24	3,000,000	2,963,122
Morgan Stanley 0.731% due 04/05/24	2,000,000	1,999,423
0.790% due 05/30/25	8,400,000	7,955,140
4.679% due 07/17/26	1,200,000	1,185,275
5.050% due 01/28/27	3,050,000	3,043,889
5.773% (SOFR + 1.165%) due 04/17/25 §	2,000,000	1,995,438
6.138% due 10/16/26	1,500,000	1,529,649
New York Life Global Funding due 04/02/26 # ~	3,000,000	3,004,388
4.850% due 01/09/28 ~	2,000,000	2,031,391
Nomura Holdings Inc (Japan) 5.099% due 07/03/25	3,500,000	3,446,278
5.709% due 01/09/26	7,000,000	7,025,434
Office Properties Income Trust REIT 2.650% due 06/15/26	4,000,000	2,704,009
OneMain Finance Corp 6.125% due 03/15/24	5,200,000	5,070,468
Pricoa Global Funding I 4.200% due 08/28/25 ~	2,000,000	1,964,406
Protective Life Global Funding 3.218% due 03/28/25 ~	2,500,000	2,407,678
Reliance Standard Life Global Funding II 2.500% due 10/30/24 ~	2,000,000	1,913,597
Santander Holdings USA Inc 4.260% due 06/09/25	500,000	483,149
Standard Chartered PLC (United Kingdom) 0.991% due 01/12/25 ~	3,000,000	2,885,918
State Street Corp 5.751% due 11/04/26	2,350,000	2,396,784
Sumitomo Mitsui Financial Group Inc (Japan) 1.402% due 09/17/26	3,000,000	2,630,974
1.474% due 07/08/25	4,000,000	3,665,355
2.348% due 01/15/25	2,500,000	2,371,714
2.448% due 09/27/24	600,000	575,335
5.464% due 01/13/26	3,000,000	3,030,627
Sumitomo Mitsui Trust Bank Ltd (Japan) 0.800% due 09/16/24 ~	3,850,000	3,622,874
The Goldman Sachs Group Inc 0.657% due 09/10/24	7,250,000	7,087,507
1.757% due 01/24/25	12,050,000	11,666,839
3.272% due 09/29/25	3,000,000	2,912,251
3.500% due 04/01/25	3,246,000	3,153,678
3.625% due 02/20/24	500,000	492,739
5.325% (SOFR + 0.700%) due 01/24/25 §	3,000,000	2,967,704

	Principal Amount	Value
The PNC Financial Services Group Inc 4.758% due 01/26/27	$2,000,000	$1,976,746
The Toronto-Dominion Bank (Canada) 3.766% due 06/06/25	850,000	827,938
Truist Financial Corp 4.260% due 07/28/26	7,000,000	6,754,257
4.873% due 01/26/29	2,850,000	2,781,508
UBS AG (Switzerland) 0.700% due 08/09/24 ~	3,000,000	2,804,961
UBS Group AG (Switzerland) 4.488% due 05/12/26 ~	3,750,000	3,619,686
VICI Properties LP REIT 3.500% due 02/15/25 ~	6,050,000	5,741,230
4.375% due 05/15/25	1,350,000	1,308,225
4.750% due 02/15/28	1,350,000	1,281,035

		272,812,395

Industrial - 4.9%

Amcor Flexibles North America Inc 4.000% due 05/17/25	4,800,000	4,703,415
Amphenol Corp 4.750% due 03/30/26	2,350,000	2,360,846
Arrow Electronics Inc 6.125% due 03/01/26	2,200,000	2,205,759
Ball Corp 6.875% due 03/15/28	5,000,000	5,180,100
DAE Funding LLC (United Arab Emirates) 1.550% due 08/01/24 ~	2,300,000	2,164,379
Flex Ltd 6.000% due 01/15/28	2,000,000	2,050,378
Graphic Packaging International LLC 0.821% due 04/15/24 ~	5,457,000	5,201,437
Penske Truck Leasing Co LP 2.700% due 11/01/24 ~	4,750,000	4,547,481
3.450% due 07/01/24 ~	2,300,000	2,240,009
4.400% due 07/01/27 ~	2,300,000	2,208,410
Regal Rexnord Corp 6.050% due 02/15/26 ~	5,500,000	5,529,813
Republic Services Inc 4.875% due 04/01/29	2,300,000	2,326,419
Silgan Holdings Inc 1.400% due 04/01/26 ~	1,850,000	1,660,225
TD SYNNEX Corp 1.250% due 08/09/24	4,800,000	4,493,625
TK Elevator US Newco Inc (Germany) 5.250% due 07/15/27 ~	1,500,000	1,418,108

		48,290,404

Technology - 3.2%

DXC Technology Co 1.800% due 09/15/26	1,800,000	1,580,115
Fiserv Inc 5.450% due 03/02/28	5,250,000	5,364,677
Infor Inc 1.450% due 07/15/23 ~	3,000,000	2,958,833
Intel Corp 4.875% due 02/10/26	4,500,000	4,559,282
Microchip Technology Inc 0.972% due 02/15/24	8,250,000	7,922,220
0.983% due 09/01/24	1,750,000	1,652,528
NXP BV (China) 2.700% due 05/01/25	3,300,000	3,133,659
Oracle Corp 4.500% due 05/06/28	3,250,000	3,212,515
5.800% due 11/10/25	1,400,000	1,435,598

		31,819,427

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PACIFIC FUNDS SHORT DURATION INCOME

Schedule of Investments (Continued)

March 31, 2023

	Principal Amount	Value
Utilities - 6.0%

Dominion Energy Inc 3.071% due 08/15/24	$2,000,000	$1,941,116
DPL Inc 4.125% due 07/01/25	600,000	573,825
Duke Energy Corp 2.650% due 09/01/26	1,000,000	936,089
5.000% due 12/08/25	600,000	604,499
Eversource Energy 5.450% due 03/01/28	3,000,000	3,111,018
NextEra Energy Capital Holdings Inc 4.900% due 02/28/28	3,200,000	3,223,690
6.051% due 03/01/25	3,100,000	3,155,243
NextEra Energy Operating Partners LP 4.250% due 07/15/24 ~	7,875,000	7,783,414
NiSource Inc 5.250% due 03/30/28	2,950,000	3,003,191
Pennsylvania Electric Co 5.150% due 03/30/26 ~	750,000	753,858
Sempra Energy 3.300% due 04/01/25	3,600,000	3,486,462
Southern California Edison Co 0.975% due 08/01/24	4,650,000	4,401,763
1.100% due 04/01/24	2,100,000	2,019,668
4.200% due 06/01/25	2,100,000	2,076,153
5.850% due 11/01/27	2,800,000	2,952,383
The AES Corp 3.300% due 07/15/25 ~	3,650,000	3,465,344
Virginia Electric and Power Co 3.750% due 05/15/27	2,000,000	1,942,028
Vistra Operations Co LLC 3.550% due 07/15/24 ~	4,250,000	4,105,523
4.875% due 05/13/24 ~	6,000,000	5,919,350
WEC Energy Group Inc 4.750% due 01/09/26	3,750,000	3,753,877

		59,208,494

Total Corporate Bonds & Notes (Cost $575,023,684)		557,821,217

SENIOR LOAN NOTES - 11.2%

Communications - 0.7%

SBA Senior Finance II LLC Term B due 04/11/25 ∞	6,981,675	6,996,951

Consumer, Cyclical - 2.8%

Carnival Corp Term B 8.090% (USD LIBOR + 3.250%) due 10/18/28 §	617,188	604,458
ClubCorp Holdings Inc Term B 7.590% (USD LIBOR + 2.750%) due 09/18/24 §	3,779,578	3,622,491
Hilton Grand Vacations Borrower LLC Term B 7.840% (USD LIBOR + 3.000%) due 08/02/28 §	1,967,038	1,967,038
Marriott Ownership Resorts Inc Term B 6.590% (USD LIBOR + 1.750%) due 08/31/25 §	8,819,096	8,769,488
Mileage Plus Holdings LLC Term B 10.213% (USD LIBOR + 5.250%) due 06/20/27 §	1,700,000	1,767,883
SeaWorld Parks & Entertainment Inc Term B 7.875% (USD LIBOR + 3.000%) due 08/25/28 §	4,432,500	4,421,419
Stars Group Holdings BV Term B (Canada) 7.409% (USD LIBOR + 2.250%) due 07/21/26 §	3,220,879	3,222,892

	Principal Amount	Value
United Airlines Inc Term B 8.568% (USD LIBOR + 3.750%) due 04/21/28 §	$3,018,288	$3,006,342

		27,382,011

Consumer, Non-Cyclical - 2.6%

Allied Universal Holdco LLC Term B 8.657% (SOFR + 3.850%) due 05/14/28 §	4,457,437	4,237,351
CoreLogic Inc Term B 8.375% (USD LIBOR + 3.500%) due 06/02/28 §	3,447,500	2,949,767
Heartland Dental LLC Term B 8.840% (USD LIBOR + 4.000%) due 04/30/25 §	3,438,750	3,252,483
Mavis Tire Express Services Topco Corp 8.922% (SOFR + 4.000%) due 05/04/28 §	2,076,876	2,041,505
Pathway Vet Alliance LLC Term B 8.590% (USD LIBOR + 3.750%) due 03/31/27 §	2,916,004	2,568,688
PetVet Care Centers LLC Term B-3 8.340% (USD LIBOR + 3.500%) due 02/15/25 §	5,544,941	5,388,990
Spin Holdco Inc Term B 8.986% (USD LIBOR + 4.000%) due 03/04/28 §	2,450,000	2,068,719
Sunshine Luxembourg VII SARL Term B (Luxembourg) 8.909% (USD LIBOR + 3.750%) due 10/02/26 §	3,645,563	3,615,290

		26,122,793

Financial - 1.9%

AssuredPartners Inc Term B 8.340% (USD LIBOR + 3.500%) due 02/13/27 §	7,019,225	6,961,463
Avolon (US) LLC Term B-3 (Ireland) 6.511% (USD LIBOR + 1.750%) due 01/15/25 §	6,029,412	6,038,317
HUB International Ltd Term B 7.818% (USD LIBOR + 3.000%) due 04/25/25 §	5,851,570	5,841,927

		18,841,707

Industrial - 1.8%

Brown Group Holding LLC Term B 7.407% (SOFR + 2.600%) due 06/07/28 §	229,845	228,064
Filtration Group Corp Term B 7.840% (USD LIBOR + 3.000%) due 03/29/25 §	5,121,239	5,114,838
Proampac PG Borrower LLC Term B 7.959% (USD LIBOR + 3.750%) due 11/03/25 §	2,695,206	2,648,040
Roper Industrial Products Investment Co due 11/22/29 ∞	4,000,000	3,976,000
SPX FLOW Inc Term B due 04/05/29 ∞	1,000,000	958,750
TransDigm Inc Term I due 08/24/28 ∞	5,000,000	4,993,405

		17,919,097

Technology - 1.4%

Applied Systems Inc Term B 9.398% (SOFR + 4.500%) due 09/19/26 §	1,940,082	1,939,678
Sophia LP Term B 8.659% (USD LIBOR + 3.500%) due 10/07/27 §	1,197,341	1,182,674
Tempo Acquisition LLC Term B 7.807% (SOFR + 3.000%) due 08/31/28 §	2,710,834	2,711,173

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PACIFIC FUNDS SHORT DURATION INCOME

Schedule of Investments (Continued)

March 31, 2023

	Principal Amount	Value
UKG Inc due 05/03/26 ∞	$1,994,832	$1,963,485
8.032% (USD LIBOR + 3.250%) due 05/03/26 §	6,608,895	6,448,391

		14,245,401

Total Senior Loan Notes (Cost $113,676,051)		111,507,960

ASSET-BACKED SECURITIES - 22.6%

AIMCO CLO 10 Ltd (Cayman) 5.875% (USD LIBOR + 1.060%) due 07/22/32 ~ §	2,700,000	2,652,076
Ally Auto Receivables Trust 5.290% due 06/16/25	1,500,000	1,499,866
AmeriCredit Automobile Receivables Trust 0.680% due 10/19/26	10,100,000	9,704,104
0.690% due 01/19/27	2,400,000	2,263,671
0.760% due 12/18/25	2,400,000	2,312,448
1.170% due 08/18/27	4,700,000	4,351,057
1.480% due 01/21/25	730,586	728,021
4.200% due 12/18/25	1,810,788	1,797,031
5.840% due 10/19/26	5,300,000	5,324,654
Atrium XIII (Cayman) 5.995% (USD LIBOR + 1.180%) due 11/21/30 ~ §	467,717	464,775
Buttermilk Park CLO Ltd (Cayman) 5.892% (USD LIBOR + 1.100%) due 10/15/31 ~ §	1,850,000	1,822,904
Carlyle Global Market Strategies CLO Ltd (Cayman) 5.865% (USD LIBOR + 1.050%) due 07/27/31 ~ §	495,916	489,744
CIFC Funding Ltd (Cayman) 5.668% (USD LIBOR + 0.870%) due 04/19/29 ~ §	1,308,847	1,289,763
5.795% (USD LIBOR + 1.000%) due 04/18/31 ~ §	500,000	492,307
Dryden 55 CLO Ltd (Cayman) 5.812% (USD LIBOR + 1.020%) due 04/15/31 ~ §	2,500,000	2,476,253
Dryden 58 CLO Ltd (Cayman) 5.792% (USD LIBOR + 1.000%) due 07/17/31 ~ §	3,148,000	3,094,360
Dryden 61 CLO Ltd (Cayman) 5.782% (USD LIBOR + 0.990%) due 01/17/32 ~ §	7,000,000	6,881,907
Dryden 64 CLO Ltd (Cayman) 5.765% (USD LIBOR + 0.970%) due 04/18/31 ~ §	2,000,000	1,974,547
Ford Credit Auto Owner Trust 0.700% due 10/15/26	10,550,000	9,738,171
0.790% due 08/15/26	2,650,000	2,464,380
1.190% due 01/15/26	2,050,000	1,964,592
2.040% due 08/15/31 ~	2,000,000	1,899,346
2.130% due 05/15/25	5,000,000	4,918,336
4.520% due 04/15/25	3,968,446	3,954,645
5.370% due 08/15/25	750,000	749,868
GM Financial Consumer Automobile Receivables Trust 0.750% due 05/17/27	800,000	743,276
4.660% due 02/16/28	1,000,000	1,003,953
Hilton Grand Vacations Trust 2.740% due 02/25/39 ~	162,632	153,463
3.610% due 06/20/34 ~	525,547	502,387
4.300% due 01/25/37 ~	1,343,086	1,304,109
Hyundai Auto Receivables Trust 2.400% due 06/15/26	2,000,000	1,956,681
Magnetite Ltd (Cayman) 5.772% (USD LIBOR + 0.980%) due 04/15/31 ~ §	2,140,451	2,116,050

	Principal Amount	Value
Magnetite XIV-R Ltd (Cayman) 5.915% (USD LIBOR + 1.120%) due 10/18/31 ~ §	$3,000,000	$2,961,557
Magnetite XV Ltd (Cayman) 5.931% (SOFR + 1.272%) due 07/25/31 ~ §	1,500,000	1,485,021
Magnetite XVIII Ltd (Cayman) 5.744% (USD LIBOR + 0.880%) due 11/15/28 ~ §	2,737,438	2,711,432
Magnetite XXIX Ltd (Cayman) 5.782% (USD LIBOR + 0.990%) due 01/15/34 ~ §	3,300,000	3,246,485
MVW LLC 1.140% due 01/22/41 ~	1,012,230	922,496
1.740% due 10/20/37 ~	282,217	259,128
4.150% due 11/21/39 ~	789,498	759,114
Navient Private Education Loan Trust 2.460% due 11/15/68 ~	718,911	671,566
3.610% due 12/15/59 ~	519,029	501,593
Navient Private Education Refi Loan Trust 0.840% due 05/15/69 ~	746,400	653,264
1.060% due 10/15/69 ~	3,558,400	3,109,434
1.110% due 02/18/70 ~	1,903,483	1,607,541
1.170% due 09/16/69 ~	680,606	609,057
1.220% due 07/15/69 ~	718,963	643,070
1.310% due 01/15/69 ~	1,608,523	1,476,795
1.690% due 05/15/69 ~	3,467,646	3,130,743
2.120% due 01/15/69 ~	1,690,223	1,545,960
2.230% due 07/15/70 ~	5,326,807	4,790,183
2.640% due 05/15/68 ~	823,577	777,215
4.000% due 12/15/59 ~	460,558	444,227
4.160% due 10/15/70 ~	5,848,658	5,620,953
Navient Student Loan Trust 1.320% due 08/26/69 ~	2,973,513	2,532,446
3.390% due 12/15/59 ~	1,146,236	1,093,487
5.395% (USD LIBOR + 0.550%) due 02/25/70 ~ §	2,664,227	2,583,422
5.445% (USD LIBOR + 0.600%) due 12/26/69 ~ §	1,326,585	1,275,752
5.895% (USD LIBOR + 1.050%) due 06/25/69 ~ §	1,759,188	1,739,125
Nelnet Student Loan Trust 1.360% due 04/20/62 ~	2,457,254	2,225,686
Neuberger Berman Loan Advisers CLO 25 Ltd (Cayman) 5.725% (USD LIBOR + 0.930%) due 10/18/29 ~ §	2,650,000	2,621,176
Neuberger Berman Loan Advisers CLO 26 Ltd 5.715% (USD LIBOR + 0.920%) due 10/18/30 ~ §	5,550,000	5,484,912
Neuberger Berman Loan Advisers CLO 37 Ltd (Cayman) 5.778% (USD LIBOR + 0.970%) due 07/20/31 ~ §	4,700,000	4,623,025
OCP CLO Ltd (Cayman) 5.752% (USD LIBOR + 0.960%) due 07/15/30 ~ §	2,500,000	2,466,171
Palmer Square CLO Ltd (Cayman) 5.892% (USD LIBOR + 1.100%) due 07/16/31 ~ §	2,250,000	2,228,580
Palmer Square Loan Funding Ltd (Cayman) 5.592% (USD LIBOR + 0.800%) due 10/15/29 ~ §	5,653,383	5,583,065
5.708% (USD LIBOR + 0.900%) due 04/20/29 ~ §	2,408,037	2,396,042
5.715% (USD LIBOR + 0.800%) due 05/20/29 ~ §	6,476,796	6,423,297
6.025% (USD LIBOR + 1.350%) due 02/20/28 ~ §	2,950,000	2,917,260

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PACIFIC FUNDS SHORT DURATION INCOME

Schedule of Investments (Continued)

March 31, 2023

	Principal Amount	Value
6.192% (USD LIBOR + 1.400%) due 10/15/29 ~ §	$1,250,000	$1,225,627
6.208% (USD LIBOR + 1.400%) due 07/20/29 ~ §	1,000,000	981,290
6.575% (USD LIBOR + 1.900%) due 02/20/28 ~ §	1,200,000	1,164,345
Regatta XIV Funding Ltd (Cayman) 6.008% (USD LIBOR + 1.190%) due 10/25/31 ~ §	1,100,000	1,088,013
Santander Drive Auto Receivables Trust 0.750% due 02/17/26	2,037,879	2,010,025
0.880% due 06/15/26	1,850,000	1,820,754
0.900% due 06/15/26	3,596,238	3,531,417
0.950% due 09/15/27	2,100,000	2,038,779
1.260% due 02/16/27	5,000,000	4,759,106
3.400% due 12/15/26	3,000,000	2,958,140
4.050% due 07/15/25	2,267,277	2,261,650
4.110% due 08/17/26	1,050,000	1,038,992
4.130% due 08/16/27	1,800,000	1,765,101
4.430% due 03/15/27	2,900,000	2,857,191
4.490% due 11/16/26	2,100,000	2,080,673
4.720% due 06/15/27	3,100,000	3,051,306
5.810% due 01/15/26	3,000,000	3,001,499
SMB Private Education Loan Trust 1.070% due 01/15/53 ~	2,337,613	2,014,617
1.290% due 07/15/53 ~	1,816,065	1,628,063
2.340% due 09/15/34 ~	2,092,136	2,013,725
2.430% due 02/17/32 ~	1,767,537	1,703,903
2.700% due 05/15/31 ~	1,307,651	1,272,075
2.880% due 09/15/34 ~	1,325,949	1,268,827
3.440% due 07/15/36 ~	934,214	893,237
3.500% due 02/15/36 ~	467,515	444,875
3.600% due 01/15/37 ~	1,300,678	1,255,164
3.630% due 11/15/35 ~	1,357,684	1,300,362
Stratus CLO Ltd (Cayman) 5.608% (USD LIBOR + 0.800%) due 12/29/29 ~ §	642,078	635,852
6.208% (USD LIBOR + 1.400%) due 12/29/29 ~ §	6,000,000	5,848,524

Total Asset-Backed Securities (Cost $233,622,635)		225,122,157

U.S. TREASURY OBLIGATIONS - 8.8%

U.S. Treasury Notes - 8.8%

0.500% due 02/28/26	7,500,000	6,818,701
0.750% due 08/31/26	10,000,000	9,040,625

	Principal Amount	Value
0.875% due 09/30/26	$7,500,000	$6,794,531
1.250% due 03/31/28	8,000,000	7,137,969
1.500% due 08/15/26	10,000,000	9,284,961
2.625% due 05/31/27	12,300,000	11,796,709
2.750% due 05/15/25	8,000,000	7,792,344
2.875% due 06/15/25	5,000,000	4,883,203
3.125% due 08/15/25	4,000,000	3,926,015
3.500% due 09/15/25	5,000,000	4,953,223
4.000% due 12/15/25	4,000,000	4,016,172
4.000% due 02/29/28	7,000,000	7,127,148
4.125% due 10/31/27	4,000,000	4,077,500

Total U.S. Treasury Obligations (Cost $87,627,031)		87,649,101

	Shares
SHORT-TERM INVESTMENT - 2.4%

Money Market Fund - 2.4%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 4.700%	23,592,358	23,592,358

Total Short-Term Investment (Cost $23,592,358)		23,592,358

TOTAL INVESTMENTS - 101.1% (Cost $1,033,541,759)		1,005,692,793

OTHER ASSETS & LIABILITIES, NET - (1.1%)		(11,008,326)

NET ASSETS - 100.0%		$994,684,467

Notes to Schedule of Investments

(a)	As of March 31, 2023, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	56.1%
Asset-Backed Securities	22.6%
Senior Loan Notes	11.2%
U.S. Treasury Obligations	8.8%
Others (each less than 3.0%)	2.4%

	101.1%
Other Assets & Liabilities, Net	(1.1%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2023:

		Total Value at March 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$557,821,217	$—	$557,821,217	$—
	Senior Loan Notes	111,507,960	—	111,507,960	—
	Asset-Backed Securities	225,122,157	—	225,122,157	—
	U.S. Treasury Obligations	87,649,101	—	87,649,101	—
	Short-Term Investment	23,592,358	23,592,358	—	—

	Total	$1,005,692,793	$23,592,358	$982,100,435	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PACIFIC FUNDSSM CORE INCOME

Schedule of Investments

March 31, 2023

	Principal Amount	Value
CORPORATE BONDS & NOTES - 49.2%

Basic Materials - 1.5%

Anglo American Capital PLC (South Africa) 2.625% due 09/10/30 ~	$7,550,000	$6,286,152
Braskem Netherlands Finance BV (Brazil) 7.250% due 02/13/33 ~	1,300,000	1,250,275
Glencore Funding LLC (Australia) 2.500% due 09/01/30 ~	1,000,000	838,250
2.625% due 09/23/31 ~	1,200,000	985,740
South32 Treasury Ltd (Australia) 4.350% due 04/14/32 ~	5,150,000	4,596,782

		13,957,199

Communications - 2.1%

AT&T Inc 3.500% due 09/15/53	4,865,000	3,538,307
3.850% due 06/01/60	2,800,000	2,102,066
Charter Communications Operating LLC 3.500% due 06/01/41	3,300,000	2,267,452
3.850% due 04/01/61	5,200,000	3,248,742
Rogers Communications Inc (Canada) 4.550% due 03/15/52 ~	2,500,000	2,058,537
T-Mobile USA Inc 3.375% due 04/15/29	1,600,000	1,460,140
5.050% due 07/15/33	2,200,000	2,211,961
Verizon Communications Inc 3.400% due 03/22/41	2,550,000	2,029,869

		18,917,074

Consumer, Cyclical - 5.9%

American Airlines Inc 5.750% due 04/20/29 ~	4,000,000	3,841,204
American Airlines Pass-Through Trust ‘A’ 2.875% due 01/11/36	2,141,014	1,767,885
American Airlines Pass-Through Trust ‘AA’ 3.600% due 03/22/29	2,072,043	1,901,949
American Airlines Pass-Through Trust ‘B’ 3.950% due 01/11/32	1,241,500	1,092,553
British Airways Pass-Through Trust ‘A’ (United Kingdom) 3.350% due 12/15/30 ~	2,014,507	1,740,129
4.625% due 12/20/25 ~	983,826	972,689
British Airways Pass-Through Trust ‘AA’ (United Kingdom) 3.300% due 06/15/34 ~	3,816,805	3,305,147
Continental Airlines Pass-Through Trust ‘A’ 4.000% due 04/29/26	1,932,060	1,868,514
Delta Air Lines Inc 4.500% due 10/20/25 ~	3,666,000	3,606,751
Delta Air Lines Pass-Through Trust ‘AA’ 3.625% due 01/30/29	1,162,246	1,073,569
Ferguson Finance PLC 4.250% due 04/20/27 ~	1,650,000	1,588,505
Ford Motor Credit Co LLC 2.700% due 08/10/26	2,225,000	1,983,031
3.375% due 11/13/25	2,475,000	2,323,072
4.542% due 08/01/26	1,725,000	1,637,836
Genting New York LLC 3.300% due 02/15/26 ~	2,000,000	1,800,381
Hilton Grand Vacations Borrower Escrow LLC 4.875% due 07/01/31 ~	2,850,000	2,436,493
Kohl’s Corp 3.625% due 05/01/31	3,000,000	2,027,580
Lowe’s Cos Inc 4.800% due 04/01/26	5,000,000	5,030,913
Marriott International Inc 2.750% due 10/15/33	3,150,000	2,552,491

	Principal Amount	Value
New Red Finance Inc (Canada) 3.875% due 01/15/28 ~	$4,000,000	$3,723,880
Six Flags Entertainment Corp 4.875% due 07/31/24 ~	1,000,000	985,942
Spirit Airlines Pass-Through Trust ‘A’ 4.100% due 10/01/29	428,063	399,146
United Airlines Pass-Through Trust ‘A’ 2.900% due 11/01/29	1,230,437	1,051,473
United Airlines Pass-Through Trust ‘AA’ 4.150% due 02/25/33	937,603	844,349
US Airways Pass-Through Trust ‘A’ 4.625% due 12/03/26	1,610,109	1,523,037
Warnermedia Holdings Inc 5.050% due 03/15/42 ~	2,500,000	2,093,346

		53,171,865

Consumer, Non-Cyclical - 6.7%

Amgen Inc 5.250% due 03/02/30	7,000,000	7,161,918
5.650% due 03/02/53	1,350,000	1,406,317
Anheuser-Busch InBev Finance Inc (Belgium) 4.000% due 01/17/43	2,000,000	1,759,258
Anheuser-Busch InBev Worldwide Inc (Belgium) 5.450% due 01/23/39	5,000,000	5,255,836
BAT Capital Corp (United Kingdom) 5.650% due 03/16/52	1,650,000	1,451,209
Block Inc 2.750% due 06/01/26	4,000,000	3,651,960
3.500% due 06/01/31	500,000	411,107
Centene Corp 2.450% due 07/15/28	1,750,000	1,524,075
General Mills Inc 4.950% due 03/29/33	1,550,000	1,574,859
Global Payments Inc 5.300% due 08/15/29	1,850,000	1,828,791
Humana Inc 5.500% due 03/15/53	1,300,000	1,324,941
Imperial Brands Finance PLC (United Kingdom) 6.125% due 07/27/27 ~	1,100,000	1,129,717
JBS USA LUX SA 3.000% due 05/15/32 ~	1,500,000	1,176,510
5.750% due 04/01/33 ~	1,000,000	957,500
Kenvue Inc 5.050% due 03/22/53 ~	1,200,000	1,237,747
Keurig Dr Pepper Inc 4.500% due 04/15/52	2,250,000	2,005,424
Kraft Heinz Foods Co 4.375% due 06/01/46	4,500,000	3,924,384
The Cigna Group 5.400% due 03/15/33	7,000,000	7,272,824
UnitedHealth Group Inc 4.750% due 05/15/52	2,750,000	2,680,556
5.050% due 04/15/53	6,000,000	6,072,817
Universal Health Services Inc 2.650% due 10/15/30	4,450,000	3,571,345
2.650% due 01/15/32	1,950,000	1,523,026
Viatris Inc 3.850% due 06/22/40	3,350,000	2,354,230

		61,256,351

Energy - 3.3%

Cheniere Energy Partners LP 4.500% due 10/01/29	3,500,000	3,254,810
Enbridge Inc (Canada) 7.375% due 01/15/83	4,200,000	4,025,826
Energy Transfer LP 5.000% due 05/15/44	4,000,000	3,420,595
5.750% due 02/15/33	1,800,000	1,845,450
6.500% due 11/15/26	1,650,000	1,456,125

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PACIFIC FUNDS CORE INCOME

Schedule of Investments (Continued)

March 31, 2023

	Principal Amount	Value
Enterprise Products Operating LLC 3.300% due 02/15/53	$1,850,000	$1,341,713
3.700% due 01/31/51	2,000,000	1,550,836
MPLX LP 4.950% due 03/14/52	1,750,000	1,524,243
5.200% due 12/01/47	1,200,000	1,068,285
5.650% due 03/01/53	1,850,000	1,783,026
Petroleos Mexicanos (Mexico) 6.350% due 02/12/48	2,100,000	1,293,075
Pioneer Natural Resources Co 5.100% due 03/29/26	450,000	452,106
Sabine Pass Liquefaction LLC 5.900% due 09/15/37 ~	1,800,000	1,842,757
Targa Resources Partners LP 4.000% due 01/15/32	5,750,000	5,017,766

		29,876,613

Financial - 15.2%

ABN AMRO Bank NV (Netherlands) 3.324% due 03/13/37 ~	1,700,000	1,306,022
AerCap Ireland Capital DAC (Ireland) 3.300% due 01/30/32	3,100,000	2,570,495
Air Lease Corp 3.000% due 02/01/30	4,000,000	3,426,025
4.650% due 06/15/26	4,300,000	3,581,743
Ally Financial Inc 6.700% due 02/14/33	1,900,000	1,690,365
Aon Corp 5.350% due 02/28/33	3,500,000	3,629,154
Assured Guaranty US Holdings Inc 3.600% due 09/15/51	2,150,000	1,495,384
Avolon Holdings Funding Ltd (Ireland) 2.750% due 02/21/28 ~	2,450,000	2,046,985
4.250% due 04/15/26 ~	1,350,000	1,270,795
Bank of America Corp 2.482% due 09/21/36	4,700,000	3,572,650
2.687% due 04/22/32	3,700,000	3,090,037
3.846% due 03/08/37	1,000,000	853,497
4.375% due 01/27/27	3,000,000	2,557,913
6.125% due 04/27/27	2,150,000	2,120,438
BNP Paribas SA (France) 4.625% due 02/25/31 ~	3,000,000	2,249,580
Broadstone Net Lease LLC REIT 2.600% due 09/15/31	2,750,000	1,996,148
Citigroup Inc 2.520% due 11/03/32	4,500,000	3,666,590
4.150% due 11/15/26	3,000,000	2,460,000
6.270% due 11/17/33	1,000,000	1,082,359
GLP Capital LP REIT 3.250% due 01/15/32	1,200,000	974,712
Hill City Funding Trust 4.046% due 08/15/41 ~	2,400,000	1,686,175
Host Hotels & Resorts LP REIT 2.900% due 12/15/31	4,400,000	3,438,962
3.500% due 09/15/30	1,500,000	1,268,653
HSBC Holdings PLC (United Kingdom) 4.700% due 03/09/31	3,150,000	2,350,022
JPMorgan Chase & Co 2.963% due 01/25/33	9,950,000	8,515,955
4.912% due 07/25/33	1,850,000	1,840,437
5.717% due 09/14/33	4,750,000	4,869,645
Liberty Mutual Group Inc 4.300% due 02/01/61 ~	5,325,000	3,172,034
LSEGA Financing PLC (United Kingdom) 3.200% due 04/06/41 ~	2,200,000	1,682,087
Massachusetts Mutual Life Insurance Co 5.672% due 12/01/52 ~	2,700,000	2,760,917
Metropolitan Life Global Funding I 5.150% due 03/28/33 ~	900,000	908,151

	Principal Amount	Value
Morgan Stanley 2.484% due 09/16/36	$5,700,000	$4,333,986
2.943% due 01/21/33	4,700,000	3,985,374
6.342% due 10/18/33	1,000,000	1,093,067
New York Life Global Funding due 04/02/26 # ~	3,000,000	3,004,388
OneMain Finance Corp 5.375% due 11/15/29	1,575,000	1,326,623
6.125% due 03/15/24	5,200,000	5,070,468
Principal Financial Group Inc 5.375% due 03/15/33	3,400,000	3,405,530
Prudential Financial Inc 6.750% due 03/01/53	4,900,000	4,775,148
Sun Communities Operating LP REIT 5.700% due 01/15/33	2,750,000	2,755,278
Teachers Insurance & Annuity Association of America 4.270% due 05/15/47 ~	3,000,000	2,535,114
The Goldman Sachs Group Inc 2.615% due 04/22/32	7,950,000	6,627,236
3.102% due 02/24/33	3,600,000	3,094,325
The Northwestern Mutual Life Insurance Co 3.625% due 09/30/59 ~	3,000,000	2,212,665
The PNC Financial Services Group Inc 6.250% due 03/15/30	1,050,000	979,125
US Bancorp 4.839% due 02/01/34	3,000,000	2,912,714
VICI Properties LP REIT 3.500% due 02/15/25 ~	2,300,000	2,182,616
3.750% due 02/15/27 ~	2,250,000	2,079,147
4.625% due 12/01/29 ~	5,500,000	5,011,790
Wells Fargo & Co 4.400% due 06/14/46	3,750,000	3,100,773

		138,619,297

Industrial - 3.5%

Allegion US Holding Co Inc 3.550% due 10/01/27	3,336,000	3,118,629
Amphenol Corp 4.750% due 03/30/26	1,850,000	1,858,538
Berry Global Inc 4.875% due 07/15/26 ~	5,000,000	4,878,550
Flowserve Corp 2.800% due 01/15/32	7,000,000	5,559,526
Masco Corp 7.750% due 08/01/29	2,000,000	2,241,991
nVent Finance Sarl (United Kingdom) 2.750% due 11/15/31	2,300,000	1,868,146
Raytheon Technologies Corp 5.375% due 02/27/53	2,650,000	2,793,055
Regal Rexnord Corp 6.400% due 04/15/33 ~	3,000,000	3,005,427
Republic Services Inc 5.000% due 04/01/34	1,500,000	1,529,210
The Weir Group PLC (United Kingdom) 2.200% due 05/13/26 ~	5,950,000	5,364,226

		32,217,298

Technology - 2.8%

Broadcom Inc 3.137% due 11/15/35 ~	5,000,000	3,849,188
3.187% due 11/15/36 ~	1,474,000	1,118,273
Fiserv Inc 5.600% due 03/02/33	5,200,000	5,395,927
Intel Corp 5.700% due 02/10/53	2,800,000	2,860,861
Kyndryl Holdings Inc 3.150% due 10/15/31	6,500,000	4,975,394
Oracle Corp 2.875% due 03/25/31	2,650,000	2,268,961
3.950% due 03/25/51	5,000,000	3,769,811

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PACIFIC FUNDS CORE INCOME

Schedule of Investments (Continued)

March 31, 2023

	Principal Amount	Value
Skyworks Solutions Inc 3.000% due 06/01/31	$1,300,000	$1,082,522

		25,320,937

Utilities - 8.2%

American Electric Power Co Inc 5.625% due 03/01/33	1,700,000	1,759,925
Appalachian Power Co 4.500% due 08/01/32	1,050,000	1,008,744
Arizona Public Service Co 6.350% due 12/15/32	3,100,000	3,370,905
CenterPoint Energy Resources Corp 5.250% due 03/01/28	7,000,000	7,182,992
Dominion Energy Inc 4.350% due 01/15/27	3,150,000	2,621,593
DPL Inc 4.125% due 07/01/25	600,000	573,825
4.350% due 04/15/29	1,350,000	1,199,934
Duke Energy Ohio Inc 5.650% due 04/01/53	1,000,000	1,049,984
Duke Energy Progress LLC 5.250% due 03/15/33	2,100,000	2,184,134
Duke Energy Progress NC Storm Funding LLC 2.387% due 07/01/39	5,350,000	4,432,945
Edison International 8.125% due 06/15/53	7,000,000	7,105,000
FirstEnergy Corp 4.150% due 07/15/27	2,500,000	2,384,212
IPALCO Enterprises Inc 4.250% due 05/01/30	2,400,000	2,211,236
Kentucky Utilities Co 5.450% due 04/15/33	550,000	572,346
KeySpan Gas East Corp 3.586% due 01/18/52 ~	2,850,000	2,067,531
Louisville Gas and Electric Co 5.450% due 04/15/33	800,000	831,914
Nevada Power Co 5.900% due 05/01/53	2,950,000	3,279,729
NextEra Energy Capital Holdings Inc 6.051% due 03/01/25	1,700,000	1,730,295
NextEra Energy Operating Partners LP 4.250% due 07/15/24 ~	3,425,000	3,385,167
NSTAR Electric Co 4.550% due 06/01/52	1,800,000	1,680,468
4.950% due 09/15/52	2,300,000	2,271,978
PG&E Energy Recovery Funding LLC 2.280% due 01/15/38	2,400,000	1,915,349
Piedmont Natural Gas Co Inc 5.050% due 05/15/52	1,750,000	1,628,341
Public Service Co of Colorado due 04/01/53 #	3,000,000	3,060,446
Sempra Energy 4.125% due 04/01/52	5,000,000	4,042,601
Southwestern Electric Power Co 3.250% due 11/01/51	1,600,000	1,116,440
5.300% due 04/01/33	2,000,000	2,016,729
Texas Electric Market Stabilization Funding N LLC 4.265% due 08/01/36 ~	1,901,877	1,843,965
The Brooklyn Union Gas Co 4.632% due 08/05/27 ~	3,725,000	3,619,333
Virginia Electric and Power Co 5.000% due 04/01/33	650,000	655,331
Wisconsin Power and Light Co 4.950% due 04/01/33	2,000,000	2,013,677

		74,817,069

Total Corporate Bonds & Notes (Cost $500,817,599)		448,153,703

	Principal Amount	Value

SENIOR LOAN NOTES - 11.1%

Consumer, Cyclical - 2.9%

Carnival Corp Term B due 06/30/25 ∞	$997,436	$986,464
8.090% (USD LIBOR + 3.250%)
due 10/18/28 §	731,941	716,845
ClubCorp Holdings Inc Term B 7.590% (USD LIBOR + 2.750%) due 09/18/24 §	4,744,584	4,547,390
Hilton Grand Vacations Borrower LLC Term B 7.840% (USD LIBOR + 3.000%) due 08/02/28 § ∞	2,219,367	2,219,367
Marriott Ownership Resorts Inc Term B 6.590% (USD LIBOR + 1.750%) due 08/31/25 §	3,849,779	3,828,124
Mileage Plus Holdings LLC Term B 10.213% (USD LIBOR + 5.250%) due 06/20/27 §	1,700,000	1,767,883
SeaWorld Parks & Entertainment Inc Term B 7.875% (USD LIBOR + 3.000%) due 08/25/28 §	3,940,000	3,930,150
Stars Group Holdings BV Term B (Canada) 7.409% (USD LIBOR + 2.250%) due 07/21/26 §	4,433,322	4,436,093
United Airlines Inc Term B 8.568% (USD LIBOR + 3.750%) due 04/21/28 § ∞	4,247,920	4,231,106

		26,663,422

Consumer, Non-Cyclical - 2.8%

Allied Universal Holdco LLC Term B 8.657% (SOFR + 3.850%) due 05/14/28 §	2,462,500	2,340,914
CoreLogic Inc Term B 8.375% (USD LIBOR + 3.500%) due 06/02/28 §	4,186,250	3,581,860
Heartland Dental LLC Term B 8.840% (USD LIBOR + 4.000%) due 04/30/25 §	3,438,750	3,252,483
Mavis Tire Express Services Topco Corp 8.922% (SOFR + 4.000%) due 05/04/28 §	1,403,728	1,379,821
Medline Borrower LP Term B 8.090% (USD LIBOR + 3.250%) due 10/21/28 §	247,500	241,605
Pathway Vet Alliance LLC Term B 8.590% (USD LIBOR + 3.750%) due 03/31/27 §	4,373,895	3,852,933
PetVet Care Centers LLC Term B-3 8.340% (USD LIBOR + 3.500%) due 02/15/25 §	4,572,687	4,444,080
Spin Holdco Inc Term B 8.986% (USD LIBOR + 4.000%) due 03/04/28 §	2,450,000	2,068,719
Sunshine Luxembourg VII SARL Term B (Luxembourg) 8.909% (USD LIBOR + 3.750%) due 10/02/26 § ∞	4,643,019	4,604,463

		25,766,878

Financial - 2.2%

AssuredPartners Inc Term B 8.340% (USD LIBOR + 3.500%) due 02/13/27 §	4,111,875	4,078,038
HUB International Ltd Term B 7.818% (USD LIBOR + 3.000%) due 04/25/25 §	7,255,589	7,243,631

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PACIFIC FUNDS CORE INCOME

Schedule of Investments (Continued)

March 31, 2023

	Principal Amount	Value
NFP Corp Term B 8.090% (USD LIBOR + 3.250%) due 02/13/27 §	$3,570,672	$3,491,075
USI Inc Term B 8.648% (SOFR + 3.750%) due 11/22/29 § ∞	4,771,187	4,765,223

		19,577,967

Industrial - 1.9%

Brown Group Holding LLC Term B 7.407% (SOFR + 2.600%) due 06/07/28 §	229,845	228,064
Filtration Group Corp Term B 7.840% (USD LIBOR + 3.000%) due 03/29/25 §	7,055,120	7,046,302
Proampac PG Borrower LLC Term B 7.959% - 8.651% (USD LIBOR + 3.750%) due 11/03/25 § ∞	3,692,675	3,628,053
TransDigm Inc Term I 8.148% (SOFR + 3.250%) due 08/24/28 §	6,408,863	6,400,410

		17,302,829

Technology - 1.3%

Applied Systems Inc Term B 9.398% (SOFR + 4.500%) due 09/19/26 § ∞	2,940,082	2,939,470
Epicor Software Corp Term C 8.090% (USD LIBOR + 3.250%) due 07/31/27 §	2,215,347	2,181,656
Sophia LP Term B 8.659% (USD LIBOR + 3.500%) due 10/07/27 §	207,391	204,851
UKG Inc 8.032% (USD LIBOR + 3.250%) due 05/03/26 §	6,608,895	6,448,391

		11,774,368

Total Senior Loan Notes (Cost $103,461,565)		101,085,464

MORTGAGE-BACKED SECURITIES - 1.8%

Fannie Mae - 1.8%

due 04/01/38 #	9,000,000	9,145,693
due 04/15/53 #	7,000,000	7,218,203

		16,363,896

Total Mortgage-Backed Securities (Cost $16,236,172)		16,363,896

ASSET-BACKED SECURITIES - 16.4%

Aimco CLO 11 Ltd (Cayman) 5.922% (USD LIBOR + 1.130%) due 10/17/34 ~ §	4,000,000	3,894,672
Ally Auto Receivables Trust 3.310% due 11/15/26	1,367,000	1,337,016
AmeriCredit Automobile Receivables Trust 0.760% due 12/18/25	2,450,000	2,360,624
0.890% due 10/19/26	2,450,000	2,284,956
1.410% due 08/18/27	3,500,000	3,181,298
1.480% due 02/18/26	1,000,000	959,603
Buttermilk Park CLO Ltd (Cayman) 5.892% (USD LIBOR + 1.100%) due 10/15/31 ~ §	1,600,000	1,576,565
Carlyle Global Market Strategies CLO Ltd (Cayman) 6.365% (USD LIBOR + 1.550%) due 07/27/31 ~ §	2,000,000	1,935,236

	Principal Amount	Value
Dryden 49 Senior Loan Fund (Cayman) 5.745% (USD LIBOR + 0.950%) due 07/18/30 ~ §	$1,458,232	$1,438,967
Dryden 53 CLO Ltd (Cayman) 6.192% (USD LIBOR + 1.400%) due 01/15/31 ~ §	1,500,000	1,445,805
Dryden 55 CLO Ltd (Cayman) 6.692% (USD LIBOR + 1.900%) due 04/15/31 ~ §	1,000,000	943,108
Dryden 58 CLO Ltd (Cayman) 6.292% (USD LIBOR + 1.500%) due 07/17/31 ~ §	2,000,000	1,927,899
6.592% (USD LIBOR + 1.800%)
due 07/17/31 ~ §	2,000,000	1,886,038
Dryden 64 CLO Ltd (Cayman) 6.195% (USD LIBOR + 1.400%) due 04/18/31 ~ §	1,600,000	1,541,836
Flatiron CLO 19 Ltd (Cayman) 6.422% (USD LIBOR + 1.550%) due 11/16/34 ~ §	1,000,000	958,092
Ford Credit Auto Owner Trust 1.190% due 01/15/26	1,350,000	1,293,755
1.290% due 06/15/26	502,000	480,911
1.530% due 05/15/34 ~	1,050,000	937,713
2.040% due 12/15/26	1,000,000	964,704
2.040% due 08/15/31 ~	2,000,000	1,899,346
3.190% due 07/15/31 ~	4,000,000	3,882,687
3.880% due 11/15/34 ~	3,250,000	3,151,097
5.140% due 03/15/26	2,500,000	2,503,812
5.270% due 05/17/27	2,000,000	2,023,738
GM Financial Consumer Automobile Receivables Trust 4.600% due 11/17/25	258,000	257,000
Hilton Grand Vacations Trust 3.610% due 06/20/34 ~	537,913	514,208
Madison Park Funding Ltd (Cayman) 6.392% (USD LIBOR + 1.600%) due 07/15/30 ~ §	2,600,000	2,526,095
Magnetite XIV-R Ltd (Cayman) 5.915% (USD LIBOR + 1.120%) due 10/18/31 ~ §	2,500,000	2,467,965
Magnetite XXIX Ltd (Cayman) 5.782% (USD LIBOR + 0.990%) due 01/15/34 ~ §	3,250,000	3,197,296
Magnetite XXV Ltd (Cayman) 6.018% (USD LIBOR + 1.200%) due 01/25/32 ~ §	615,000	607,340
Mercedes-Benz Auto Receivables Trust 4.510% due 11/15/27	5,000,000	4,996,832
MVW LLC 1.740% due 10/20/37 ~	282,217	259,128
Navient Private Education Loan Trust 2.460% due 11/15/68 ~	718,911	671,566
Navient Private Education Refi Loan Trust 0.840% due 05/15/69 ~	658,588	576,409
1.170% due 09/16/69 ~	464,049	415,266
1.220% due 07/15/69 ~	718,963	643,070
1.310% due 01/15/69 ~	1,101,489	1,011,283
1.690% due 05/15/69 ~	3,738,408	3,367,877
2.640% due 05/15/68 ~	823,577	777,215
Navient Student Loan Trust 1.310% due 12/26/69 ~	1,577,561	1,344,901
1.320% due 08/26/69 ~	2,973,513	2,532,446
Neuberger Berman CLO XVIII Ltd (Cayman) 6.515% (USD LIBOR + 1.700%) due 10/21/30 ~ §	1,000,000	971,497
Neuberger Berman Loan Advisers CLO 25 Ltd (Cayman) 6.145% (USD LIBOR + 1.350%) due 10/18/29 ~ §	1,500,000	1,449,885

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PACIFIC FUNDS CORE INCOME

Schedule of Investments (Continued)

March 31, 2023

	Principal Amount	Value
OneMain Financial Issuance Trust 4.130% due 05/14/35 ~	$2,700,000	$2,611,623
Palmer Square CLO Ltd (Cayman) 5.892% (USD LIBOR + 1.100%) due 07/16/31 ~ §	2,500,000	2,476,200
5.908% (USD LIBOR + 1.100%)
due 07/20/30 ~ §	237,311	235,368
5.944% (USD LIBOR + 1.080%)
due 11/15/31 ~ §	3,500,000	3,457,337
Palmer Square Loan Funding Ltd (Cayman) 6.165% (USD LIBOR + 1.250%) due 05/20/29 ~ §	6,000,000	5,873,245
6.192% (USD LIBOR + 1.400%)
due 10/15/29 ~ §	9,700,000	9,510,866
6.208% (USD LIBOR + 1.400%)
due 07/20/29 ~ §	4,500,000	4,415,803
6.575% (USD LIBOR + 1.900%)
due 02/20/28 ~ §	1,200,000	1,164,345
6.608% (USD LIBOR + 1.800%)
due 04/20/29 ~ §	750,000	720,317
Santander Drive Auto Receivables Trust 0.750% due 02/17/26	2,010,707	1,983,224
4.420% due 11/15/27	2,800,000	2,758,684
SLM Student Loan Trust 5.368% (USD LIBOR + 0.550%) due 10/25/64 ~ §	1,341,154	1,310,602
SMB Private Education Loan Trust 1.070% due 01/15/53 ~	3,339,447	2,878,025
1.290% due 07/15/53 ~	1,816,065	1,628,063
1.680% due 02/15/51 ~	2,358,470	2,145,434
2.230% due 09/15/37 ~	4,210,133	3,890,955
2.340% due 09/15/34 ~	845,226	813,548
2.430% due 02/17/32 ~	1,093,548	1,054,178
2.700% due 05/15/31 ~	558,144	542,959
2.820% due 10/15/35 ~	1,748,847	1,672,884
2.880% due 09/15/34 ~	2,725,091	2,607,693
3.440% due 07/15/36 ~	1,294,265	1,237,496
3.500% due 02/15/36 ~	2,445,102	2,326,694
3.600% due 01/15/37 ~	672,017	648,501
3.630% due 11/15/35 ~	919,218	880,408
4.480% due 05/16/50 ~	2,745,935	2,662,380
5.414% (USD LIBOR + 0.730%)
due 01/15/53 ~ §	716,722	690,895
Sofi Professional Loan Program LLC 2.370% due 11/16/48 ~	953,224	889,252
SoFi Professional Loan Program Trust 2.540% due 05/15/46 ~	1,384,783	1,292,212
Stratus CLO Ltd (Cayman) 6.208% (USD LIBOR + 1.400%) due 12/29/29 ~ §	6,000,000	5,848,524
TIAA CLO IV Ltd (Cayman) 6.508% (USD LIBOR + 1.700%) due 01/20/32 ~ §	2,750,000	2,665,331
Toyota Auto Receivables Owner Trust 0.430% due 01/15/26	2,895,000	2,773,767

Total Asset-Backed Securities (Cost $155,579,357)		149,063,570

U.S. TREASURY OBLIGATIONS - 15.9%

U.S. Treasury Bonds - 9.6%

1.125% due 05/15/40	14,500,000	9,661,191
1.250% due 05/15/50	9,000,000	5,237,578
1.375% due 08/15/50	6,500,000	3,907,363
1.750% due 08/15/41	10,000,000	7,248,438
1.875% due 11/15/51	7,000,000	4,769,707
2.000% due 08/15/51	5,000,000	3,519,238
2.250% due 08/15/46	2,550,000	1,926,445

	Principal Amount	Value
2.250% due 02/15/52	$14,500,000	$10,820,059
2.500% due 02/15/46	3,500,000	2,782,774
2.500% due 05/15/46	3,000,000	2,384,531
2.750% due 11/15/47	2,000,000	1,665,352
2.875% due 05/15/52	2,500,000	2,139,697
3.000% due 11/15/44	2,000,000	1,746,094
3.000% due 08/15/52	14,000,000	12,302,500
3.625% due 02/15/53	7,000,000	6,951,328
4.000% due 11/15/42	10,000,000	10,275,000

		87,337,295

U.S. Treasury Notes - 6.3%

0.625% due 05/15/30	18,000,000	14,741,016
1.125% due 02/15/31	10,000,000	8,424,023
1.750% due 11/15/29	5,000,000	4,491,895
2.125% due 03/31/24	5,000,000	4,879,925
2.375% due 05/15/29	2,000,000	1,866,641
2.750% due 08/15/32	17,000,000	16,002,578
4.000% due 02/29/28	7,000,000	7,127,148

		57,533,226

Total U.S. Treasury Obligations (Cost $163,079,375)		144,870,521

	Shares
SHORT-TERM INVESTMENT - 9.3%

Money Market Fund - 9.3%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 4.700%	84,408,789	84,408,789

Total Short-Term Investment (Cost $84,408,789)		84,408,789

TOTAL INVESTMENTS - 103.7% (Cost $1,023,582,857)		943,945,943

OTHER ASSETS & LIABILITIES, NET - (3.7%)		(33,274,435)

NET ASSETS - 100.0%		$910,671,508

Notes to Schedule of Investments

(a)	As of March 31, 2023 the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	49.2%
Asset-Backed Securities	16.4%
U.S. Treasury Obligations	15.9%
Senior Loan Notes	11.1%
Short-Term Investment	9.3%
Others (each less than 3.0%)	1.8%

	103.7%
Other Assets & Liabilities, Net	(3.7%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PACIFIC FUNDS CORE INCOME

Schedule of Investments (Continued)

March 31, 2023

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2023:

		Total Value at March 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$448,153,703	$ —	$448,153,703	$—
	Senior Loan Notes	101,085,464	—	101,085,464	—
	Mortgage-Backed Securities	16,363,896	—	16,363,896	—
	Asset-Backed Securities	149,063,570	—	149,063,570	—
	U.S. Treasury Obligations	144,870,521	—	144,870,521	—
	Short-Term Investment	84,408,789	84,408,789	—	—

	Total	$943,945,943	$84,408,789	$859,537,154	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PACIFIC FUNDSSM ESG CORE BOND

Schedule of Investments

March 31, 2023

	Principal Amount	Value
CORPORATE BONDS & NOTES - 56.9%

Communications - 2.2%

Charter Communications Operating LLC 2.300% due 02/01/32	$250,000	$190,651
Sprint Spectrum Co LLC 4.738% due 09/20/29 ~	150,000	148,918
Verizon Communications Inc 2.850% due 09/03/41	50,000	36,663
3.400% due 03/22/41	250,000	199,007

		575,239

Consumer, Cyclical - 3.9%

Ferguson Finance PLC 3.250% due 06/02/30 ~	200,000	173,829
Lowe’s Cos Inc 4.450% due 04/01/62	250,000	204,365
Marriott International Inc 2.750% due 10/15/33	100,000	81,031
5.000% due 10/15/27	250,000	250,707
Meritage Homes Corp 3.875% due 04/15/29 ~	200,000	177,797
Warnermedia Holdings Inc 5.050% due 03/15/42 ~	150,000	125,601

		1,013,330

Consumer, Non-Cyclical - 10.8%

Amgen Inc 3.150% due 02/21/40	100,000	78,551
4.200% due 03/01/33	150,000	143,868
Anheuser-Busch InBev Worldwide Inc (Belgium) 3.750% due 07/15/42	500,000	429,241
CVS Health Corp 1.750% due 08/21/30	300,000	244,021
General Mills Inc 4.950% due 03/29/33	200,000	203,208
Humana Inc 5.500% due 03/15/53	100,000	101,918
Keurig Dr Pepper Inc 4.500% due 04/15/52	250,000	222,825
McKesson Corp 1.300% due 08/15/26	250,000	224,112
Moody’s Corp 4.250% due 08/08/32	450,000	433,728
Sysco Corp 3.150% due 12/14/51	150,000	105,041
Takeda Pharmaceutical Co Ltd (Japan) 2.050% due 03/31/30	200,000	168,955
The Cigna Corp 2.375% due 03/15/31	200,000	168,832
UnitedHealth Group Inc 4.750% due 05/15/52	250,000	243,687
Zoetis Inc 2.000% due 05/15/30	100,000	84,227

		2,852,214

Energy - 2.4%

Enbridge Inc (Canada) 7.375% due 01/15/83	350,000	335,485
Enterprise Products Operating LLC 3.700% due 01/31/51	250,000	193,855
Kinder Morgan Energy Partners LP 5.000% due 08/15/42	100,000	89,216

		618,556

Financial - 23.3%

AerCap Ireland Capital DAC (Ireland) 3.300% due 01/30/32	250,000	207,298
Air Lease Corp 1.875% due 08/15/26	450,000	399,149

	Principal Amount	Value
American Tower Corp REIT 2.750% due 01/15/27	$100,000	$92,261
3.650% due 03/15/27	150,000	142,586
Aon Corp 5.350% due 02/28/33	250,000	259,225
Bank of America Corp 2.482% due 09/21/36	350,000	266,048
3.846% due 03/08/37	300,000	256,049
Broadstone Net Lease LLC REIT 2.600% due 09/15/31	200,000	145,174
Citigroup Inc 2.520% due 11/03/32	250,000	203,699
4.150% due 11/15/26	250,000	205,000
Cooperatieve Rabobank UA (Netherlands) 1.980% due 12/15/27 ~	500,000	444,165
Equinix Inc REIT 3.900% due 04/15/32	250,000	227,527
GLP Capital LP REIT 3.250% due 01/15/32	100,000	81,226
Healthpeak OP LLC REIT 1.350% due 02/01/27	150,000	131,967
HSBC Holdings PLC (United Kingdom) 2.099% due 06/04/26	250,000	229,765
JAB Holdings BV (Luxembourg) 4.500% due 04/08/52 ~	250,000	191,630
Morgan Stanley 2.943% due 01/21/33	500,000	423,976
Nordea Bank Abp (Finland) 1.500% due 09/30/26 ~	350,000	307,643
State Street Corp 5.751% due 11/04/26	150,000	152,986
Sumitomo Mitsui Financial Group Inc (Japan) 2.472% due 01/14/29	500,000	430,437
Sun Communities Operating LP REIT 2.700% due 07/15/31	150,000	121,505
The Goldman Sachs Group Inc 3.814% due 04/23/29	500,000	470,101
Truist Bank 2.636% due 09/17/29	250,000	234,861
Ventas Realty LP REIT 2.650% due 01/15/25	250,000	238,400
VICI Properties LP REIT 4.125% due 08/15/30 ~	200,000	176,837
4.625% due 12/01/29 ~	100,000	91,124

		6,130,639

Industrial - 7.1%

Allegion US Holding Co Inc 3.550% due 10/01/27	200,000	186,968
Amphenol Corp 4.750% due 03/30/26	250,000	251,154
Canadian National Railway Co (Canada) 3.850% due 08/05/32	250,000	237,971
Eaton Corp 4.150% due 03/15/33	100,000	96,792
Flowserve Corp 2.800% due 01/15/32	250,000	198,555
Keysight Technologies Inc 3.000% due 10/30/29	250,000	222,790
nVent Finance Sarl (United Kingdom) 2.750% due 11/15/31	250,000	203,059
The Weir Group PLC (United Kingdom) 2.200% due 05/13/26 ~	250,000	225,388
Waste Connections Inc 4.200% due 01/15/33	100,000	96,052
Waste Management Inc 4.150% due 04/15/32	150,000	145,473

		1,864,202

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PACIFIC FUNDS ESG CORE BOND

Schedule of Investments (Continued)

March 31, 2023

	Principal Amount	Value
Technology - 5.2%

Broadcom Inc 3.187% due 11/15/36 ~	$12,000	$9,104
Dell International LLC 4.900% due 10/01/26	300,000	299,420
Fiserv Inc 3.500% due 07/01/29	250,000	232,144
5.600% due 03/02/33	200,000	207,535
Intel Corp 5.700% due 02/10/53	350,000	357,608
Oracle Corp 2.300% due 03/25/28	300,000	268,587

		1,374,398

Utilities - 2.0%

Enel Finance International NV (Italy) 2.650% due 09/10/24 ~	200,000	193,153
NiSource Inc 5.000% due 06/15/52	150,000	142,811
NSTAR Electric Co 4.950% due 09/15/52	200,000	197,564

		533,528

Total Corporate Bonds & Notes (Cost $16,832,344)		14,962,106

MORTGAGE-BACKED SECURITIES - 2.7%

Fannie Mae - 1.6%

2.000% due 09/01/35	136,602	123,746
2.000% due 12/01/35	326,020	295,333

		419,079

Freddie Mac - 1.1%

2.000% due 12/01/35	326,981	296,204

Total Mortgage-Backed Securities (Cost $824,105)		715,283

ASSET-BACKED SECURITIES - 17.2%

Ford Credit Auto Owner Trust 0.700% due 10/15/26	450,000	415,372
1.530% due 05/15/34 ~	350,000	312,571
5.370% due 08/15/25	400,000	399,929
GM Financial Revolving Receivables Trust 1.170% due 06/12/34 ~	150,000	132,509
Magnetite Ltd (Cayman) 5.772% (USD LIBOR + 0.980%) due 04/15/31 ~ §	246,596	243,785
Magnetite XXVIII Ltd (Cayman) 5.938% (USD LIBOR + 1.130%) due 01/20/35 ~ §	250,000	244,000
Navient Private Education Refi Loan Trust 0.840% due 05/15/69 ~	131,718	115,282
Navient Student Loan Trust 1.310% due 12/26/69 ~	179,268	152,830
1.320% due 08/26/69 ~	150,346	128,045
3.390% due 12/15/59 ~	406,914	388,188
OCP CLO Ltd (Cayman) 5.752% (USD LIBOR + 0.960%) due 07/15/30 ~ §	250,000	246,617
Palmer Square CLO Ltd (Cayman) 5.892% (USD LIBOR + 1.100%) due 07/16/31 ~ §	250,000	247,620
Palmer Square Loan Funding Ltd (Cayman) 5.608% (USD LIBOR + 0.800%) due 07/20/29 ~ §	178,818	176,627

	Principal Amount	Value
5.708% (USD LIBOR + 0.900%) due 04/20/29 ~ §	$267,560	$266,227
6.192% (USD LIBOR + 1.400%) due 10/15/29 ~ §	250,000	245,125
Santander Drive Auto Receivables Trust 0.750% due 02/17/26	407,576	402,005
4.370% due 05/15/25	301,552	300,767
SMB Private Education Loan Trust 1.070% due 01/15/53 ~	139,144	119,918

Total Asset-Backed Securities (Cost $4,734,046)		4,537,417

U.S. TREASURY OBLIGATIONS - 16.6%

U.S. Treasury Bonds - 6.4%

1.250% due 05/15/50	250,000	145,488
1.375% due 08/15/50	250,000	150,283
1.625% due 11/15/50	500,000	320,938
1.750% due 08/15/41	125,000	90,605
1.875% due 02/15/51	500,000	341,797
1.875% due 11/15/51	150,000	102,208
2.000% due 08/15/51	250,000	175,962
2.250% due 02/15/52	200,000	149,242
2.875% due 05/15/52	250,000	213,970

		1,690,493

U.S. Treasury Notes - 10.2%

0.375% due 11/30/25	1,500,000	1,368,721
0.875% due 11/15/30	1,000,000	828,144
2.625% due 05/31/27	500,000	479,541

		2,676,406

Total U.S. Treasury Obligations (Cost $5,004,285)		4,366,899

	Shares
SHORT-TERM INVESTMENT - 5.7%

Money Market Fund - 5.7%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 4.700%	1,494,839	1,494,839

Total Short-Term Investment (Cost $1,494,839)		1,494,839

TOTAL INVESTMENTS - 99.1% (Cost $28,889,619)		26,076,544

OTHER ASSETS & LIABILITIES, NET - 0.9%		240,325

NET ASSETS - 100.0%		$26,316,869

Notes to Schedule of Investments

(a)	As of March 31, 2023, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	56.9%
Asset-Backed Securities	17.2%
U.S. Treasury Obligations	16.6%
Short-Term Investment	5.7%
Others (each less than 3.0%)	2.7%

99.1%
Other Assets & Liabilities, Net	0.9%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PACIFIC FUNDS ESG CORE BOND

Schedule of Investments (Continued)

March 31, 2023

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2023:

		Total Value at March 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$14,962,106	$ —	$14,962,106	$—
	Mortgage-Backed Securities	715,283	—	715,283	—
	Asset-Backed Securities	4,537,417	—	4,537,417	—
	U.S. Treasury Obligations	4,366,899	—	4,366,899	—
	Short-Term Investment	1,494,839	1,494,839	—	—

	Total	$26,076,544	$1,494,839	$24,581,705	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PACIFIC FUNDSSM STRATEGIC INCOME

Schedule of Investments

March 31, 2023

	Shares	Value
COMMON STOCKS - 0.0%

Industrial - 0.0%

TNT Crane & Rigging Inc	4,054	$32,432

Total Common Stocks (Cost $1,516,777)		32,432

	Principal Amount
CORPORATE BONDS & NOTES - 70.6%

Basic Materials - 3.8%

Anglo American Capital PLC (South Africa) 2.625% due 09/10/30 ~	$6,450,000	5,370,289
2.875% due 03/17/31 ~	8,500,000	7,119,843
3.875% due 03/16/29 ~	750,000	690,661
Celanese US Holdings LLC 6.165% due 07/15/27	8,000,000	8,056,994
Glencore Funding LLC (Australia) 2.625% due 09/23/31 ~	9,000,000	7,393,049
JW Aluminum Continuous Cast Co 10.250% due 06/01/26 ~	710,000	714,540
Novelis Corp 3.250% due 11/15/26 ~	500,000	457,385
3.875% due 08/15/31 ~	4,679,000	3,947,766
South32 Treasury Ltd (Australia) 4.350% due 04/14/32 ~	12,500,000	11,157,238
SPCM SA (France) 3.375% due 03/15/30 ~	5,000,000	4,130,429
TMS International Corp 6.250% due 04/15/29 ~	9,126,000	7,046,472

		56,084,666

Communications - 7.3%

AT&T Inc 2.250% due 02/01/32	2,475,000	2,024,427
2.300% due 06/01/27	4,000,000	3,666,890
4.350% due 03/01/29	5,500,000	5,387,425
CCO Holdings LLC 4.250% due 02/01/31 ~	750,000	614,123
4.250% due 01/15/34 ~	8,375,000	6,559,174
6.375% due 09/01/29 ~	2,500,000	2,389,750
Charter Communications Operating LLC 2.800% due 04/01/31	1,950,000	1,570,644
3.750% due 02/15/28	1,500,000	1,394,084
4.200% due 03/15/28	5,750,000	5,445,511
5.050% due 03/30/29	1,500,000	1,448,178
CSC Holdings LLC 3.375% due 02/15/31 ~	1,500,000	1,039,050
4.625% due 12/01/30 ~	4,400,000	2,173,820
5.750% due 01/15/30 ~	2,300,000	1,213,250
DISH Network Corp 11.750% due 11/15/27 ~	8,650,000	8,399,626
Frontier Communications Holdings LLC 5.000% due 05/01/28 ~	4,250,000	3,692,740
8.625% due 03/15/31 ~	3,400,000	3,332,969
Rogers Communications Inc (Canada) 3.800% due 03/15/32 ~	8,000,000	7,187,165
Sirius XM Radio Inc 3.875% due 09/01/31 ~	7,775,000	6,052,721
Sprint Capital Corp 8.750% due 03/15/32	3,000,000	3,655,680
T-Mobile USA Inc 2.050% due 02/15/28	3,000,000	2,663,182
2.400% due 03/15/29	2,000,000	1,743,353
3.375% due 04/15/29	2,050,000	1,870,804
3.500% due 04/15/31	1,125,000	1,012,695

	Principal Amount	Value
3.750% due 04/15/27	$7,000,000	$6,733,375
3.875% due 04/15/30	6,000,000	5,634,612
4.375% due 04/15/40	3,900,000	3,497,925
5.200% due 01/15/33	1,700,000	1,734,946
Uber Technologies Inc 4.500% due 08/15/29 ~	7,025,000	6,414,703
Verizon Communications Inc 2.550% due 03/21/31	11,500,000	9,801,698

		108,354,520

Consumer, Cyclical - 7.8%

American Airlines Inc 5.750% due 04/20/29 ~	5,125,000	4,921,542
American Airlines Pass-Through Trust ‘A’ 3.500% due 08/15/33	1,632,707	1,360,409
4.100% due 07/15/29	1,035,911	932,875
American Airlines Pass-Through Trust ‘AA’ 3.150% due 08/15/33	2,469,992	2,166,987
American Airlines Pass-Through Trust ‘B’ 5.250% due 07/15/25	694,457	680,248
British Airways Pass-Through Trust ‘AA’ (United Kingdom) 3.300% due 06/15/34 ~	2,412,923	2,089,461
CDI Escrow Issuer Inc 5.750% due 04/01/30 ~	7,650,000	7,395,599
Dornoch Debt Merger Sub Inc 6.625% due 10/15/29 ~	1,000,000	675,881
Ferguson Finance PLC 4.650% due 04/20/32 ~	7,000,000	6,659,523
Fertitta Entertainment LLC 4.625% due 01/15/29 ~	4,975,000	4,372,279
6.750% due 01/15/30 ~	5,000,000	4,118,150
Ford Motor Co 6.100% due 08/19/32	2,175,000	2,110,753
Ford Motor Credit Co LLC 2.900% due 02/10/29	7,500,000	6,218,967
3.375% due 11/13/25	400,000	375,446
4.000% due 11/13/30	400,000	340,443
4.125% due 08/17/27	3,500,000	3,211,617
4.950% due 05/28/27	1,600,000	1,528,480
Foundation Building Materials Inc 6.000% due 03/01/29 ~	4,855,000	3,854,567
General Motors Co 6.125% due 10/01/25	1,950,000	1,988,024
General Motors Financial Co Inc 2.700% due 08/20/27	6,500,000	5,821,643
4.350% due 01/17/27	5,000,000	4,849,123
5.100% due 01/17/24	1,000,000	997,233
Hilton Grand Vacations Borrower Escrow LLC 4.875% due 07/01/31 ~	5,775,000	4,937,105
5.000% due 06/01/29 ~	1,875,000	1,667,372
Hyatt Hotels Corp 6.000% due 04/23/30	5,450,000	5,538,813
Hyundai Capital America 1.650% due 09/17/26 ~	5,000,000	4,428,860
LBM Acquisition LLC 6.250% due 01/15/29 ~	2,250,000	1,724,615
MajorDrive Holdings IV LLC 6.375% due 06/01/29 ~	8,050,000	5,971,162
Marriott International Inc 2.850% due 04/15/31	4,000,000	3,410,035
5.000% due 10/15/27	2,300,000	2,306,503
Midwest Gaming Borrower LLC 4.875% due 05/01/29 ~	4,625,000	4,025,964
New Red Finance Inc (Canada) 4.000% due 10/15/30 ~	7,200,000	6,180,480
STL Holding Co LLC 7.500% due 02/15/26 ~	3,400,000	2,989,688
United Airlines Pass-Through Trust ‘AA’ 4.150% due 02/25/33	2,250,248	2,026,438

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PACIFIC FUNDS STRATEGIC INCOME

Schedule of Investments (Continued)

March 31, 2023

	Principal Amount	Value
Warnermedia Holdings Inc 4.279% due 03/15/32 ~	$2,000,000	$1,787,038
6.412% due 03/15/26	1,900,000	1,910,169

		115,573,492

Consumer, Non-Cyclical - 8.3%

Allied Universal Holdco LLC 9.750% due 07/15/27 ~	6,600,000	5,888,850
AmerisourceBergen Corp 2.700% due 03/15/31	8,000,000	6,865,234
Amgen Inc 5.150% due 03/02/28	7,000,000	7,150,879
5.600% due 03/02/43	4,000,000	4,124,185
Anheuser-Busch InBev Worldwide Inc (Belgium) 4.750% due 01/23/29	9,325,000	9,528,124
Global Payments Inc 2.150% due 01/15/27	8,000,000	7,094,914
5.400% due 08/15/32	5,000,000	4,906,646
5.950% due 08/15/52	5,000,000	4,767,597
Haleon US Capital LLC 3.375% due 03/24/29	8,000,000	7,384,289
HCA Inc 3.625% due 03/15/32 ~	7,000,000	6,177,201
JBS USA LUX SA 5.125% due 02/01/28 ~	700,000	677,324
5.750% due 04/01/33 ~	8,000,000	7,660,000
MPH Acquisition Holdings LLC 5.500% due 09/01/28 ~	900,000	716,355
5.750% due 11/01/28 ~	4,300,000	3,097,780
Sysco Corp 2.400% due 02/15/30	4,000,000	3,495,895
2.450% due 12/14/31	3,000,000	2,501,377
Tenet Healthcare Corp 4.250% due 06/01/29	3,125,000	2,830,031
4.375% due 01/15/30	1,825,000	1,639,580
6.125% due 10/01/28	4,175,000	4,005,265
The Cigna Group 5.400% due 03/15/33	10,000,000	10,389,749
The Hertz Corp 5.000% due 12/01/29 ~	4,000,000	3,317,360
UnitedHealth Group Inc 5.300% due 02/15/30	7,000,000	7,382,255
US Foods Inc 4.625% due 06/01/30 ~	7,800,000	7,043,689
Viatris Inc 2.700% due 06/22/30	4,450,000	3,619,297

		122,263,876

Energy - 6.8%

Antero Midstream Partners LP 5.375% due 06/15/29 ~	7,400,000	6,973,098
Archrock Partners LP 6.250% due 04/01/28 ~	2,025,000	1,945,944
6.875% due 04/01/27 ~	1,325,000	1,301,448
Callon Petroleum Co 7.500% due 06/15/30 ~	3,700,000	3,481,570
Cheniere Energy Partners LP 3.250% due 01/31/32	10,925,000	9,035,958
CQP Holdco LP 5.500% due 06/15/31 ~	5,225,000	4,702,604
Energy Transfer Operating LP 2.900% due 05/15/25	1,000,000	953,501
3.750% due 05/15/30	3,000,000	2,771,083
4.000% due 10/01/27	1,200,000	1,144,710
4.050% due 03/15/25	1,200,000	1,177,533
4.750% due 01/15/26	7,200,000	7,115,332
5.500% due 06/01/27	1,500,000	1,517,441
5.550% due 02/15/28	450,000	457,393
5.800% due 06/15/38	3,000,000	2,950,678

	Principal Amount	Value
EnLink Midstream LLC 6.500% due 09/01/30 ~	$4,625,000	$4,681,887
EQM Midstream Partners LP 4.750% due 01/15/31 ~	5,625,000	4,676,569
5.500% due 07/15/28	1,250,000	1,136,950
6.000% due 07/01/25 ~	184,000	182,127
6.500% due 07/01/27 ~	1,750,000	1,698,078
7.500% due 06/01/27 ~	50,000	50,249
7.500% due 06/01/30 ~	50,000	48,497
Genesis Energy LP 7.750% due 02/01/28	2,750,000	2,669,641
8.875% due 04/15/30	75,000	76,005
ITT Holdings LLC 6.500% due 08/01/29 ~	3,500,000	2,958,270
Kinder Morgan Inc 5.200% due 06/01/33	2,000,000	1,988,512
MPLX LP 2.650% due 08/15/30	2,225,000	1,888,178
4.800% due 02/15/29	1,350,000	1,338,674
4.950% due 09/01/32	300,000	293,592
4.950% due 03/14/52	3,650,000	3,179,135
5.000% due 03/01/33	150,000	146,864
SM Energy Co 6.500% due 07/15/28	1,150,000	1,098,434
Tallgrass Energy Partners LP 6.000% due 12/31/30 ~	3,100,000	2,774,516
6.000% due 09/01/31 ~	2,275,000	2,014,643
Targa Resources Partners LP 4.000% due 01/15/32	5,850,000	5,105,032
5.000% due 01/15/28	650,000	629,115
5.500% due 03/01/30	4,000,000	3,912,880
Venture Global Calcasieu Pass LLC 3.875% due 11/01/33 ~	6,560,000	5,517,911
4.125% due 08/15/31 ~	7,400,000	6,508,966
6.250% due 01/15/30 ~	275,000	277,332

		100,380,350

Financial - 20.7%

AerCap Ireland Capital DAC (Ireland) 2.450% due 10/29/26	3,250,000	2,920,947
4.450% due 10/01/25	2,000,000	1,934,205
4.625% due 10/15/27	1,000,000	967,437
Air Lease Corp 1.875% due 08/15/26	750,000	665,249
3.125% due 12/01/30	3,500,000	2,972,423
3.750% due 06/01/26	1,500,000	1,419,327
4.650% due 06/15/26	2,750,000	2,290,650
Ally Financial Inc 6.700% due 02/14/33	3,525,000	3,136,072
Athene Holding Ltd 3.500% due 01/15/31	1,000,000	832,300
6.150% due 04/03/30	4,925,000	4,947,643
Avolon Holdings Funding Ltd (Ireland) 2.125% due 02/21/26 ~	6,450,000	5,739,199
2.750% due 02/21/28 ~	6,500,000	5,430,775
3.250% due 02/15/27 ~	3,200,000	2,842,923
3.950% due 07/01/24 ~	3,000,000	2,920,842
Bank of America Corp 1.922% due 10/24/31	1,000,000	798,221
2.087% due 06/14/29	7,300,000	6,292,118
2.482% due 09/21/36	6,750,000	5,130,933
2.551% due 02/04/28	3,000,000	2,731,647
2.592% due 04/29/31	7,500,000	6,355,873
2.651% due 03/11/32	5,000,000	4,177,611
2.687% due 04/22/32	1,450,000	1,210,961
2.972% due 02/04/33	6,000,000	5,056,565
6.125% due 04/27/27	2,400,000	2,367,000
Citigroup Inc 1.462% due 06/09/27	5,000,000	4,443,359
2.520% due 11/03/32	4,500,000	3,666,590

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PACIFIC FUNDS STRATEGIC INCOME

Schedule of Investments (Continued)

March 31, 2023

	Principal Amount	Value
2.561% due 05/01/32	$450,000	$373,641
2.666% due 01/29/31	1,000,000	854,197
3.668% due 07/24/28	4,000,000	3,792,490
3.980% due 03/20/30	3,000,000	2,798,838
4.075% due 04/23/29	3,000,000	2,862,897
4.450% due 09/29/27	10,500,000	10,189,741
Corebridge Financial Inc 3.850% due 04/05/29 ~	5,000,000	4,570,054
GLP Capital LP REIT 4.000% due 01/15/31	2,925,000	2,511,728
5.300% due 01/15/29	9,000,000	8,596,080
Host Hotels & Resorts LP REIT 2.900% due 12/15/31	5,750,000	4,494,099
3.375% due 12/15/29	6,800,000	5,759,821
3.500% due 09/15/30	1,500,000	1,268,653
HSBC Holdings PLC (United Kingdom) 2.206% due 08/17/29	4,500,000	3,776,545
4.700% due 03/09/31	3,000,000	2,238,116
Invitation Homes Operating Partnership LP REIT 2.700% due 01/15/34	9,000,000	6,899,465
Iron Mountain Inc REIT 4.875% due 09/15/29 ~	4,175,000	3,756,999
5.250% due 07/15/30 ~	1,000,000	902,627
JPMorgan Chase & Co 1.578% due 04/22/27	5,000,000	4,496,145
2.069% due 06/01/29	6,000,000	5,210,440
2.522% due 04/22/31	1,950,000	1,668,172
2.580% due 04/22/32	550,000	463,185
2.947% due 02/24/28	2,300,000	2,133,956
2.963% due 01/25/33	6,950,000	5,948,330
4.005% due 04/23/29	2,000,000	1,913,067
4.125% due 12/15/26	5,725,000	5,595,296
5.717% due 09/14/33	5,950,000	6,099,871
Liberty Mutual Group Inc 4.300% due 02/01/61 ~	3,325,000	1,980,660
Morgan Stanley 1.512% due 07/20/27	5,000,000	4,447,577
2.484% due 09/16/36	550,000	418,192
2.943% due 01/21/33	7,500,000	6,359,640
3.591% due 07/22/28	11,000,000	10,398,615
5.000% due 11/24/25	3,150,000	3,125,179
5.050% due 01/28/27	1,800,000	1,796,393
5.297% due 04/20/37	550,000	519,004
OneMain Finance Corp 3.875% due 09/15/28	3,175,000	2,520,553
5.375% due 11/15/29	1,775,000	1,495,083
Principal Financial Group Inc 5.375% due 03/15/33	4,750,000	4,757,725
Royal Bank of Canada (Canada) 4.875% due 01/12/26	8,000,000	8,019,130
State Street Corp 5.820% due 11/04/28	3,000,000	3,131,819
The Charles Schwab Corp 5.000% due 06/01/27	5,000,000	4,250,000
The Goldman Sachs Group Inc 1.542% due 09/10/27	7,000,000	6,163,750
1.948% due 10/21/27	5,000,000	4,471,789
2.600% due 02/07/30	4,000,000	3,435,773
2.615% due 04/22/32	5,050,000	4,209,754
3.102% due 02/24/33	6,000,000	5,157,208
3.800% due 03/15/30	3,000,000	2,796,943
The PNC Financial Services Group Inc 4.626% due 06/06/33	6,900,000	6,369,253
6.250% due 03/15/30	2,250,000	2,098,125
US Bancorp 4.653% due 02/01/29	8,000,000	7,825,924
VICI Properties LP REIT 3.750% due 02/15/27 ~	3,000,000	2,772,196
4.625% due 12/01/29 ~	5,000,000	4,556,173
4.750% due 02/15/28	450,000	427,012
5.125% due 05/15/32	3,000,000	2,829,120

	Principal Amount	Value
Wells Fargo & Co 2.393% due 06/02/28	$4,500,000	$4,055,074
3.000% due 10/23/26	3,000,000	2,808,943
3.196% due 06/17/27	5,000,000	4,705,385
3.526% due 03/24/28	5,985,000	5,652,061
3.908% due 04/25/26	1,900,000	1,845,570

		305,824,946

Industrial - 11.0%

ARD Finance SA (Luxembourg) 6.500% Cash or 7.250% PIK due 06/30/27 ~	1,968,194	1,508,030
Berry Global Inc 5.500% due 04/15/28 ~	2,000,000	1,994,464
Chart Industries Inc 7.500% due 01/01/30 ~	2,800,000	2,896,516
9.500% due 01/01/31 ~	2,525,000	2,666,286
Clydesdale Acquisition Holdings Inc 6.625% due 04/15/29 ~	3,150,000	3,034,710
8.750% due 04/15/30 ~	2,150,000	1,956,349
First Student Bidco Inc 4.000% due 07/31/29 ~	6,175,000	5,378,727
Flowserve Corp 2.800% due 01/15/32	5,050,000	4,010,801
3.500% due 10/01/30	7,050,000	6,109,829
GFL Environmental Inc (Canada) 3.500% due 09/01/28 ~	2,375,000	2,151,596
4.000% due 08/01/28 ~	875,000	795,786
4.375% due 08/15/29 ~	1,950,000	1,747,882
4.750% due 06/15/29 ~	2,375,000	2,220,625
Hillenbrand Inc 3.750% due 03/01/31	6,375,000	5,332,751
Husky III Holding Ltd (Canada) 13.000% Cash or 13.750% PIK due 02/15/25 ~	6,625,000	5,614,687
LABL Inc due 11/01/28 # ~	275,000	277,750
5.875% due 11/01/28 ~	7,475,000	6,656,042
6.750% due 07/15/26 ~	2,500,000	2,413,244
8.250% due 11/01/29 ~	1,975,000	1,687,835
Madison IAQ LLC 4.125% due 06/30/28 ~	1,875,000	1,623,966
Masco Corp 7.750% due 08/01/29	4,110,000	4,607,291
Mauser Packaging Solutions Holding Co 7.875% due 08/15/26 ~	1,000,000	1,000,905
9.250% due 04/15/27 ~	6,700,000	6,197,500
nVent Finance Sarl (United Kingdom) 2.750% due 11/15/31	3,600,000	2,924,054
OT Merger Corp 7.875% due 10/15/29 ~	5,500,000	3,281,233
Owens-Brockway Glass Container Inc 5.375% due 01/15/25 ~	5,886,000	5,799,181
Penske Truck Leasing Co LP 3.350% due 11/01/29 ~	3,675,000	3,238,914
Rand Parent LLC 8.500% due 02/15/30 ~	2,050,000	1,929,204
SPX FLOW Inc 8.750% due 04/01/30 ~	6,600,000	5,703,192
Standard Industries Inc 3.375% due 01/15/31 ~	6,673,000	5,370,561
4.375% due 07/15/30 ~	7,500,000	6,533,475
4.750% due 01/15/28 ~	1,443,000	1,350,064
TD SYNNEX Corp 2.650% due 08/09/31	5,000,000	3,971,166
Teledyne Technologies Inc 2.250% due 04/01/28	3,500,000	3,129,988
2.750% due 04/01/31	8,500,000	7,254,694
The Boeing Co 5.040% due 05/01/27	12,200,000	12,296,599

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PACIFIC FUNDS STRATEGIC INCOME

Schedule of Investments (Continued)

March 31, 2023

	Principal Amount	Value
The Weir Group PLC (United Kingdom) 2.200% due 05/13/26 ~	$9,850,000	$8,880,274
TK Elevator US Newco Inc (Germany) 5.250% due 07/15/27 ~	5,000,000	4,727,025
TransDigm Inc 4.625% due 01/15/29	675,000	600,777
4.875% due 05/01/29	4,475,000	3,965,684
5.500% due 11/15/27	675,000	637,202
6.750% due 08/15/28 ~	500,000	505,625
Triumph Group Inc 9.000% due 03/15/28 ~	1,150,000	1,152,645
Vontier Corp 2.950% due 04/01/31	4,500,000	3,606,255
WRKCo Inc 3.000% due 06/15/33	5,175,000	4,247,701

		162,989,085

Technology - 2.2%

Broadcom Inc 3.137% due 11/15/35 ~	2,700,000	2,078,561
3.187% due 11/15/36 ~	203,000	154,009
3.469% due 04/15/34 ~	2,000,000	1,644,109
4.150% due 11/15/30	1,589,000	1,474,273
4.926% due 05/15/37 ~	2,153,000	1,959,890
Entegris Escrow Corp 4.750% due 04/15/29 ~	5,375,000	5,086,430
Open Text Corp (Canada) 6.900% due 12/01/27 ~	3,000,000	3,097,500
Open Text Holdings Inc (Canada) 4.125% due 12/01/31 ~	3,200,000	2,643,152
Oracle Corp 2.300% due 03/25/28	4,000,000	3,581,161
3.250% due 11/15/27	3,000,000	2,820,935
4.500% due 05/06/28	100,000	98,847
4.650% due 05/06/30	3,000,000	2,922,096
6.150% due 11/09/29	100,000	106,560
6.250% due 11/09/32	3,000,000	3,228,298
Rackspace Technology Global Inc 3.500% due 02/15/28 ~	2,700,000	1,407,456

		32,303,277

Utilities - 2.7%

Arizona Public Service Co 6.350% due 12/15/32	3,800,000	4,132,077
IPALCO Enterprises Inc 4.250% due 05/01/30	4,000,000	3,685,393
KeySpan Gas East Corp 5.994% due 03/06/33 ~	8,000,000	8,254,617
NextEra Energy Capital Holdings Inc 4.900% due 02/28/28	4,000,000	4,029,613
5.000% due 02/28/30	5,000,000	5,053,467
Southern California Edison Co 5.950% due 11/01/32	8,000,000	8,674,006
Vistra Operations Co LLC 4.300% due 07/15/29 ~	6,000,000	5,377,545

		39,206,718

Total Corporate Bonds & Notes (Cost $1,140,497,073)		1,042,980,930

SENIOR LOAN NOTES - 16.9%

Communications - 0.4%

Clear Channel Outdoor Holdings Inc Term B 8.325% (USD LIBOR + 3.500%) due 08/21/26 §	6,529,593	6,104,151

	Principal Amount	Value
Consumer, Cyclical - 3.3%

ClubCorp Holdings Inc Term B 7.590% (USD LIBOR + 2.750%) due 09/18/24 §	$4,272,506	$4,094,933
Fertitta Entertainment LLC Term B 8.807% (SOFR + 4.000%) due 01/27/29 §	2,944,791	2,905,219
Great Outdoors Group LLC Term B-2 8.590% (USD LIBOR + 3.750%) due 03/05/28 §	3,177,241	3,142,822
LBM Acquisition LLC Term B 8.590% (USD LIBOR + 3.750%) due 12/18/27 §	6,380,172	6,031,540
MIC Glen LLC (2nd Lien) 11.590% (USD LIBOR + 6.750%) due 07/21/29 §	1,750,000	1,624,583
PetSmart LLC Term B 8.657% (SOFR + 3.850%) due 02/12/28 §	6,250,000	6,209,637
SRS Distribution Inc Term B 8.340% (USD LIBOR + 3.500%) due 06/04/28 § ∞	19,812,500	19,143,828
Tacala Investment Corp Term B 8.340% (USD LIBOR + 3.500%) due 02/05/27 §	3,809,596	3,742,928
(2nd Lien) 12.340% (USD LIBOR + 7.500%) due 02/05/28 §	1,500,000	1,375,312

		48,270,802

Consumer, Non-Cyclical - 4.9%

Allied Universal Holdco LLC Term B 8.657% (SOFR + 3.850%) due 05/14/28 §	9,850,000	9,363,656
CoreLogic Inc Term B 8.375% (USD LIBOR + 3.500%) due 06/02/28 §	10,835,000	9,270,697
Heartland Dental LLC Term B 8.840% (USD LIBOR + 4.000%) due 04/30/25 §	8,596,875	8,131,208
Mavis Tire Express Services Topco Corp 8.922% (SOFR + 4.000%) due 05/04/28 §	7,860,000	7,726,136
Pathway Vet Alliance LLC Term B 8.590% (USD LIBOR + 3.750%) due 03/31/27 §	8,806,954	7,757,984
PetVet Care Centers LLC 7.590% (USD LIBOR + 2.750%) due 02/14/25 §	2,900,779	2,796,531
Term B 8.090% (USD LIBOR + 3.250%) due 02/14/25 §	2,923,469	2,818,406
Term B-3 8.340% (USD LIBOR + 3.500%) due 02/15/25 §	3,938,776	3,827,997
Sunshine Luxembourg VII SARL Term B (Luxembourg) 8.909% (USD LIBOR + 3.750%) due 10/02/26 §	14,532,746	14,412,066
WCG Purchaser Corp Term B 8.953% (USD LIBOR + 4.000%) due 01/08/27 §	5,893,939	5,584,508

		71,689,189

Energy - 0.4%

Traverse Midstream Partners LLC Term B 8.726% (SOFR + 3.850%) due 02/16/28 ± §	6,640,081	6,565,380

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PACIFIC FUNDS STRATEGIC INCOME

Schedule of Investments (Continued)

March 31, 2023

	Principal Amount	Value
Financial - 0.6%

Deerfield Dakota Holding LLC Term B 8.557% (SOFR + 3.750%) due 04/09/27 §	$8,823,589	$8,566,231

Industrial - 4.2%

Clydesdale Acquisition Holdings Inc 9.082% (SOFR + 4.175%) due 04/13/29 §	5,984,925	5,862,503
Dynasty Acquisition Co Inc 8.307% (SOFR + 3.500%) due 04/08/26 §	3,688,649	3,616,554
Engineered Machinery Holdings Inc 8.659% (USD LIBOR + 3.500%) due 05/21/28 §	3,767,993	3,724,032
LABL Inc Term B 9.840% (USD LIBOR + 5.000%) due 10/29/28 §	9,628,125	9,338,617
Madison IAQ LLC 8.302% (USD LIBOR + 3.250%) due 06/21/28 §	7,860,000	7,489,598
Pregis TopCo LLC 8.590% (USD LIBOR + 3.750%) due 08/01/26 §	3,447,500	3,361,312
Term B 8.672% (SOFR + 3.750%) due 08/01/26 §	5,373,800	5,257,366
Pro Mach Group Inc Term B 8.840% (USD LIBOR + 4.000%) due 08/31/28 §	4,445,007	4,431,116
Proampac PG Borrower LLC Term B 7.959% (USD LIBOR + 3.750%) due 11/03/25 §	14,210,362	13,961,681
Roper Industrial Products Investment Co 9.398% (SOFR + 4.500%) due 11/22/29 §	3,250,000	3,230,500
Standard Aero Ltd 8.407% (SOFR + 3.600%) due 04/08/26 §	1,983,145	1,944,384

		62,217,663

Technology - 3.1%

Applied Systems Inc Term B 9.398% (SOFR + 4.500%) due 09/19/26 §	14,190,215	14,187,264
Epicor Software Corp Term C 8.090% (USD LIBOR + 3.250%) due 07/31/27 §	5,894,207	5,804,568
Peraton Corp Term B 8.590% (USD LIBOR + 3.750%) due 02/01/28 §	7,696,900	7,606,461
Polaris Newco LLC Term B 9.159% (USD LIBOR + 4.000%) due 06/04/28 §	7,880,000	7,206,260
Rackspace Technology Global Inc Term B 7.595% (USD LIBOR + 2.750%) due 02/09/28 §	4,900,000	2,646,000
UKG Inc 8.032% (USD LIBOR + 3.250%) due 05/03/26 §	8,823,325	8,609,041

		46,059,594

Total Senior Loan Notes (Cost $260,377,016)		249,473,010

	Principal Amount	Value

ASSET-BACKED SECURITIES - 5.3%

Boyce Park CLO Ltd (Jersey) 7.753% (SOFR + 3.100%) due 04/21/35 ~ §	$2,500,000	$2,222,840
CarVal CLO I Ltd (Cayman) 7.682% (USD LIBOR + 2.890%) due 07/16/31 ~ §	1,505,000	1,386,468
CarVal CLO II Ltd (Cayman) 8.008% (USD LIBOR + 3.200%) due 04/20/32 ~ §	2,750,000	2,574,850
Cayuga Park CLO Ltd (Cayman) 7.892% (USD LIBOR + 3.100%) due 07/17/34 ~ §	1,750,000	1,596,418
CIFC Funding Ltd (Cayman) 7.908% (USD LIBOR + 3.100%) due 04/20/32 ~ §	1,275,000	1,191,317
Dryden 55 CLO Ltd (Cayman) 6.692% (USD LIBOR + 1.900%) due 04/15/31 ~ §	250,000	235,777
Dryden 58 CLO Ltd (Cayman) 6.292% (USD LIBOR + 1.500%) due 07/17/31 ~ §	1,500,000	1,445,925
6.592% (USD LIBOR + 1.800%) due 07/17/31 ~ §	1,500,000	1,414,529
Dryden 61 CLO Ltd (Cayman) 6.192% (USD LIBOR + 1.400%) due 01/17/32 ~ §	1,500,000	1,437,656
6.542% (USD LIBOR + 1.750%) due 01/17/32 ~ §	1,500,000	1,406,549
Dryden 64 CLO Ltd (Cayman) 6.195% (USD LIBOR + 1.400%) due 04/18/31 ~ §	2,600,000	2,505,483
Flatiron CLO 19 Ltd (Cayman) 7.872% (USD LIBOR + 3.000%) due 11/16/34 ~ §	1,000,000	917,052
Flatiron RR CLO 22 LLC 6.392% (USD LIBOR + 1.600%) due 10/15/34 ~ §	7,000,000	6,673,150
Madison Park Funding Ltd (Cayman) 6.392% (USD LIBOR + 1.600%) due 07/15/30 ~ §	2,000,000	1,943,150
6.545% (USD LIBOR + 1.750%) due 10/18/30 ~ §	2,650,000	2,590,420
6.642% (USD LIBOR + 1.850%) due 07/15/30 ~ §	1,000,000	941,561
Magnetite Ltd (Cayman) 6.418% (USD LIBOR + 1.600%) due 10/25/34 ~ §	6,550,000	6,358,321
7.692% (USD LIBOR + 2.900%) due 04/15/31 ~ §	3,000,000	2,847,924
7.708% (SOFR + 3.050%) due 04/15/35 ~ §	2,600,000	2,420,466
Neuberger Berman CLO XVIII Ltd (Cayman) 7.815% (USD LIBOR + 3.000%) due 10/21/30 ~ §	3,000,000	2,826,090
Neuberger Berman Loan Advisers CLO 35 Ltd (Cayman) 8.498% (USD LIBOR + 3.700%) due 01/19/33 ~ §	1,750,000	1,665,553
Neuberger Berman Loan Advisers CLO 38 Ltd (Cayman) 6.458% (USD LIBOR + 1.650%) due 10/20/35 ~ §	5,000,000	4,822,750
Neuberger Berman Loan Advisers CLO 42 Ltd (Cayman) 7.592% (USD LIBOR + 2.800%) due 07/16/35 ~ §	2,250,000	2,017,991

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PACIFIC FUNDS STRATEGIC INCOME

Schedule of Investments (Continued)

March 31, 2023

	Principal Amount	Value
OCP CLO Ltd (Cayman) 8.008% (USD LIBOR + 3.200%) due 07/20/32 ~ §	$1,000,000	$938,200
8.361% (USD LIBOR + 3.150%) due 04/10/33 ~ §	1,000,000	925,256
OHA Credit Funding 1 Ltd (Cayman) 7.858% (USD LIBOR + 3.050%) due 10/20/30 ~ §	1,500,000	1,393,137
Palmer Square Loan Funding Ltd (Cayman) 6.025% (USD LIBOR + 1.350%) due 02/20/28 ~ §	2,000,000	1,977,804
6.575% (USD LIBOR + 1.900%) due 02/20/28 ~ §	1,000,000	970,288
Rad CLO 9 Ltd (Cayman) 8.792% (USD LIBOR + 4.000%) due 01/15/34 ~ §	2,000,000	1,987,115
Rad CLO 12 Ltd (Cayman) 6.452% (USD LIBOR + 1.650%) due 10/30/34 ~ §	4,000,000	3,867,107
RR 7 Ltd (Cayman) 7.758% (SOFR + 3.100%) due 01/15/37 ~ §	2,000,000	1,785,106
Sandstone Peak Ltd (Cayman) 6.592% (USD LIBOR + 1.800%) due 10/15/34 ~ §	9,000,000	8,631,212
TICP CLO XII Ltd (Cayman) 8.092% (USD LIBOR + 3.300%) due 07/15/34 ~ §	1,100,000	1,022,261
TICP CLO XIII Ltd (Cayman) 7.942% (USD LIBOR + 3.150%) due 04/15/34 ~ §	1,000,000	923,664

Total Asset-Backed Securities (Cost $80,482,495)		77,863,390

	Shares
SHORT-TERM INVESTMENTS - 6.4%

Money Market Fund - 3.2%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 4.700%	46,555,332	46,555,332

	Principal Amount	Value
U.S. Treasury Bills - 3.2%

4.433% due 12/28/23	$8,000,000	$7,745,571
4.497% due 05/23/23	8,000,000	7,949,069
4.608% due 01/25/24	7,500,000	7,227,363
4.704% due 07/20/23	8,000,000	7,888,940
4.803% due 08/17/23	7,500,000	7,367,188
4.811% due 08/24/23	10,000,000	9,813,802

		47,991,933

Total Short-Term Investments (Cost $94,502,656)		94,547,265

TOTAL INVESTMENTS - 99.2% (Cost $1,577,376,017)		1,464,897,027

OTHER ASSETS & LIABILITIES, NET - 0.8%		11,507,945

NET ASSETS - 100.0%		$1,476,404,972

Notes to Schedule of Investments

(a)	As of March 31, 2023, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	70.6%
Senior Loan Notes	16.9%
Short-Term Investments	6.4%
Asset-Backed Securities	5.3%

99.2%
Other Assets & Liabilities, Net	0.8%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2023:

		Total Value at March 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$32,432	$—	$32,432	$—
	Corporate Bonds & Notes	1,042,980,930	—	1,042,980,930	—
	Senior Loan Notes	249,473,010	—	242,907,630	6,565,380
	Asset-Backed Securities	77,863,390	—	77,863,390	—
	Short-Term Investments	94,547,265	46,555,332	47,991,933	—

	Total	$1,464,897,027	$46,555,332	$1,411,776,315	$6,565,380

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PACIFIC FUNDSSM FLOATING RATE INCOME

Schedule of Investments

March 31, 2023

	Principal Amount	Value
CORPORATE BONDS & NOTES - 7.2%

Communications - 1.2%

Arches Buyer Inc 4.250% due 06/01/28 ~	$2,000,000	$1,673,510
Uber Technologies Inc 7.500% due 05/15/25 ~	8,000,000	8,110,422
7.500% due 09/15/27 ~	10,000,000	10,321,800
8.000% due 11/01/26 ~	25,470,000	26,137,314

		46,243,046

Consumer, Cyclical - 1.3%

American Airlines Inc 11.750% due 07/15/25 ~	16,000,000	17,520,800
Caesars Entertainment Inc 8.125% due 07/01/27 ~	7,125,000	7,273,913
Carnival Corp 9.875% due 08/01/27 ~	14,335,000	14,779,672
Merlin Entertainments Ltd (United Kingdom) 5.750% due 06/15/26 ~	9,533,000	9,053,017

		48,627,402

Consumer, Non-Cyclical - 1.0%

Allied Universal Holdco LLC 4.625% due 06/01/28 ~	9,000,000	7,572,623
6.625% due 07/15/26 ~	24,327,000	23,402,574
CoreLogic Inc 4.500% due 05/01/28 ~	9,250,000	7,027,086

		38,002,283

Financial - 2.4%

Acrisure LLC 7.000% due 11/15/25 ~	22,071,000	20,706,902
Alliant Holdings Intermediate LLC 6.750% due 04/15/28 ~	9,275,000	9,180,209
AssuredPartners Inc 7.000% due 08/15/25 ~	44,066,000	42,918,081
HUB International Ltd 7.000% due 05/01/26 ~	1,720,000	1,692,098
Ryan Specialty Group LLC 4.375% due 02/01/30 ~	15,694,000	13,742,101

		88,239,391

Industrial - 0.9%

TransDigm Inc 6.250% due 03/15/26 ~	22,323,000	22,365,972
8.000% due 12/15/25 ~	12,572,000	12,815,582

		35,181,554

Technology - 0.4%

Central Parent Inc 7.250% due 06/15/29 ~	14,365,000	14,131,982

Total Corporate Bonds & Notes (Cost $280,735,368)		270,425,658

SENIOR LOAN NOTES - 85.8%

Basic Materials - 1.8%

Herens US Holdco Corp Term B 9.159% (USD LIBOR + 4.000%) due 07/03/28 §	36,678,196	34,141,275
Nouryon USA LLC due 03/03/28 ± ∞	9,000,000	8,988,750
Term B due 10/01/25 ∞	1,993,218	1,981,295
Vibrantz Technologies Inc Term B 9.076% (SOFR + 4.250%) due 04/21/29 §	27,043,648	24,001,238

		69,112,558

	Principal Amount	Value
Communications - 4.3%

Arches Buyer Inc 8.157% (SOFR + 3.250%) due 12/06/27 §	$40,481,622	$38,293,105
CNT Holdings I Corp Term B (2nd Lien) 11.375% (SOFR + 6.750%) due 11/06/28 ± §	38,390,111	36,374,630
MH Sub I LLC 8.590% (USD LIBOR + 3.750%) due 09/15/24 § ∞	38,451,889	37,893,231
Pug LLC Term B 8.340% (USD LIBOR + 3.500%) due 02/13/27 §	38,815,924	28,335,624
9.090% (USD LIBOR + 4.250%) due 02/13/27 §	20,332,600	14,969,877
Xplornet Communications Inc (Canada) (2nd Lien) 11.840% (USD LIBOR + 7.000%) due 10/01/29 ± §	10,500,000	6,825,000

		162,691,467

Consumer, Cyclical - 9.0%

BCPE Empire Holdings Inc 8.840% (USD LIBOR + 4.000%) due 06/11/26 §	12,808,214	12,588,446
9.532% (SOFR + 4.625%) due 06/11/26 §	11,560,227	11,456,185
BJ’s Wholesale Club Inc Term B 7.448% (SOFR + 2.750%) due 02/03/24 §	3,000,000	3,007,707
Carnival Corp Term B 7.840% (USD LIBOR + 3.000%) due 06/30/25 § ∞	28,504,561	28,191,011
8.090% (USD LIBOR + 3.250%) due 10/18/28 §	37,986,983	37,203,501
ClubCorp Holdings Inc Term B 7.590% (USD LIBOR + 2.750%) due 09/18/24 § ∞	64,169,147	61,502,149
Fertitta Entertainment LLC Term B 8.807% (SOFR + 4.000%) due 01/27/29 § ∞	38,056,909	37,545,501
Hunter Douglas Inc Term B (Netherlands) 8.373% (SOFR + 3.500%) due 02/25/29 §	26,404,032	23,875,846
MIC Glen LLC (2nd Lien) 11.590% (USD LIBOR + 6.750%) due 07/21/29 §	4,750,000	4,409,582
Radwell International LLC 11.523% (SOFR + 6.625%) due 04/04/29 ± § f	43,909,785	42,812,040
SRS Distribution Inc Term B 8.157% (SOFR + 3.350%) due 06/04/28 §	4,730,179	4,588,274
8.340% (USD LIBOR + 3.500%) due 06/04/28 §	49,647,409	47,971,809
Sunset Debt Merger Sub Inc Term B 8.753% (USD LIBOR + 4.000%) due 10/06/28 §	24,996,278	21,215,591

		336,367,642

Consumer, Non-Cyclical - 20.5%

Allied Universal Holdco LLC Term B 8.657% (SOFR + 3.850%) due 05/14/28 §	42,630,062	40,525,202
Bausch + Lomb Corp Term B 8.357% (SOFR + 3.250%) due 05/10/27 § ∞	38,800,693	37,785,201

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PACIFIC FUNDS FLOATING RATE INCOME

Schedule of Investments (Continued)

March 31, 2023

	Principal Amount	Value
CoreLogic Inc (2nd Lien) 11.375% (USD LIBOR + 6.500%) due 06/04/29 §	$23,802,823	$17,777,734
Term B 8.375% (USD LIBOR + 3.500%) due 06/02/28 §	33,131,700	28,348,311
Curium Bidco SARL Term B (Luxembourg) 9.409% (USD LIBOR + 4.250%) due 12/09/27 ± §	2,798,037	2,728,086
Eyecare Partners LLC 8.590% (USD LIBOR + 3.750%) due 11/15/28 §	4,688,233	3,829,700
9.407% (SOFR + 4.500%) due 11/15/28 §	249,375	204,487
Flynn America LP Term B 9.375% (USD LIBOR + 4.500%) due 07/29/28 §	11,035,729	10,373,585
Gainwell Acquisition Corp Term B 8.998% (USD LIBOR + 4.000%) due 10/01/27 §	48,850,267	46,560,411
Heartland Dental LLC 8.590% (USD LIBOR + 3.750%) due 04/30/25 § ∞	42,903,989	40,204,599
Mavis Tire Express Services Topco Corp 8.922% (SOFR + 4.000%) due 05/04/28 §	53,061,678	52,157,984
Midwest Veterinary Partners LLC 8.840% (USD LIBOR + 4.000%) due 04/30/28 §	58,042,453	53,786,025
Naked Juice LLC 8.248% (SOFR + 3.350%) due 01/24/29 §	10,974,254	9,751,085
Packaging Coordinators Midco Inc 8.659% (USD LIBOR + 3.500%) due 11/30/27 §	20,841,033	20,429,422
Pathway Vet Alliance LLC Term B 8.590% (USD LIBOR + 3.750%) due 03/31/27 §	77,424,332	68,202,552
PECF USS Intermediate Holding III Corp Term B 9.090% (USD LIBOR + 4.250%) due 12/15/28 §	11,146,780	9,432,963
PetVet Care Centers LLC (2nd Lien) 11.090% (USD LIBOR + 6.250%) due 02/15/26 §	38,703,221	34,703,901
Term B-3 8.340% (USD LIBOR + 3.500%) due 02/15/25 §	77,460,587	75,282,008
Southern Veterinary Partners LLC 8.840% (USD LIBOR + 4.000%) due 10/05/27 ± §	35,077,741	33,981,562
Spin Holdco Inc Term B 8.986% (USD LIBOR + 4.000%) due 03/04/28 §	42,186,752	35,621,438
Sunshine Luxembourg VII SARL Term B (Luxembourg) 8.909% (USD LIBOR + 3.750%) due 10/02/26 §	82,825,453	82,137,671
Team Health Holdings Inc Term B 10.057% (SOFR + 5.250%) due 02/02/27 §	37,787,972	26,388,588
Verscend Holding Corp Term B 8.840% (USD LIBOR + 4.000%) due 08/27/25 §	14,463,198	14,468,622
VetCor Professional Practices LLC 10.557% - 10.577% (SOFR + 5.750%) due 08/31/29 ± §	20,000,000	19,300,000

		763,981,137

	Principal Amount	Value
Energy - 1.1%

Traverse Midstream Partners LLC Term B 8.726% (SOFR + 3.850%) due 02/16/28 ± §	$41,962,102	$41,490,028

Financial - 12.5%

Acrisure LLC Term B-1 8.340% (USD LIBOR + 3.500%) due 02/15/27 §	9,075,694	8,792,078
Term B-3 9.090% (USD LIBOR + 4.250%) due 02/15/27 §	65,289,021	64,173,689
Alliant Holdings Intermediate LLC Term B-5 8.347% (SOFR + 3.500%) due 11/06/27 §	10,979,720	10,875,073
Apex Group Treasury LLC Term B 8.556% (USD LIBOR + 3.750%) due 07/27/28 § ∞	39,612,894	38,523,540
9.658% (SOFR + 5.000%) due 07/27/28 § ∞	25,981,167	25,721,356
AssuredPartners Inc 8.307% (SOFR + 3.500%) due 02/13/27 §	21,476,202	21,270,395
Term B 8.340% (USD LIBOR + 3.500%) due 02/13/27 §	22,762,742	22,577,354
9.057% (SOFR + 4.250%) due 02/13/27 § ∞	29,480,413	29,452,760
Deerfield Dakota Holding LLC Term B 8.557% (SOFR + 3.750%) due 04/09/27 §	55,803,934	54,176,300
(2nd Lien) 11.909% (USD LIBOR + 6.750%) due 04/14/28 § ∞	50,320,838	46,578,225
HUB International Ltd Term B 7.818% (USD LIBOR + 3.000%) due 04/25/25 § ∞	19,937,119	19,904,263
8.728% (SOFR + 4.000%) due 11/10/29 ∞	3,743,226	3,738,079
Term B-3 8.058% (USD LIBOR + 3.250%) due 04/25/25 § ∞	103,242,604	103,161,972
Hyperion Refinance SARL Term B (United Kingdom) due 03/24/30 ± ∞	7,625,000	7,586,875
USI Inc Term B 8.648% (SOFR + 3.750%) due 11/22/29 §	8,545,716	8,535,034

		465,066,993

Industrial - 16.3%

ASP LS Acquisition Corp 9.659% (USD LIBOR + 4.500%) due 05/07/28 §	36,323,915	31,374,782
Brown Group Holding LLC Term B-2 8.426% - 8.557% (SOFR + 3.750%) due 07/01/29 §	1,994,987	1,998,728
Charter Next Generation Inc 8.672% (SOFR + 3.750%) due 12/01/27 § ∞	46,209,023	45,718,052
Crosby US Acquisition Corp 9.751% (SOFR + 5.000%) due 06/27/26 § ±	12,625,000	12,250,189
Term B due 06/27/26 ∞	2,155,637	2,091,640
Dynasty Acquisition Co Inc 8.307% (SOFR + 3.500%) due 04/08/26 § ∞	33,542,659	32,887,067

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PACIFIC FUNDS FLOATING RATE INCOME

Schedule of Investments (Continued)

March 31, 2023

	Principal Amount	Value
Engineered Components & Systems LLC Term B 10.709% (USD LIBOR + 6.000%) due 08/02/28 ± §	$9,381,250	$8,677,656
Engineered Machinery Holdings Inc (2nd Lien) 11.159% (USD LIBOR + 6.000%) due 05/21/29 ± §	4,750,000	4,417,500
11.659% (USD LIBOR + 6.500%) due 05/21/29 §	1,860,812	1,730,555
GFL Environmental Inc Term B (Canada) 7.907% (SOFR + 3.100%) due 05/31/27 §	2,067,788	2,070,373
KKR Apple Bidco LLC (2nd Lien) 10.590% (USD LIBOR + 5.750%) due 09/23/29 § ∞	14,503,161	14,252,981
Term B 8.807% (SOFR + 4.000%) due 09/23/28 §	5,785,500	5,781,884
Kloeckner Pentaplast of America Inc Term B (Luxembourg) 10.129% (SOFR + 4.750%) due 02/09/26 §	3,838,677	3,562,772
LABL Inc Term B 9.840% (USD LIBOR + 5.000%) due 10/29/28 § ∞	46,526,786	45,127,772
LTI Holdings Inc Term B 8.340% (USD LIBOR + 3.500%) due 09/06/25 § ∞	38,322,323	37,040,901
Pregis TopCo LLC 8.590% (USD LIBOR + 3.750%) due 08/01/26 §	8,342,468	8,133,906
Term B 8.672% (SOFR + 3.750%) due 08/01/26 §	7,364,177	7,204,618
Pretium PKG Holdings Inc 8.788% - 9.008% (USD LIBOR + 4.000%) due 10/01/28 §	21,952,654	17,428,848
(2nd Lien) 11.538% - 11.758% (USD LIBOR + 6.750%) due 10/01/29 §	8,397,966	5,393,073
Pro Mach Group Inc Term B 8.840% (USD LIBOR + 4.000%) due 08/31/28 §	28,662,666	28,573,095
9.907% (SOFR + 5.100%) due 08/31/28 ± §	1,000,000	1,005,000
Proampac PG Borrower LLC Term B 7.959% - 8.651% (USD LIBOR + 3.750%) due 11/03/25 § ∞	46,832,433	46,012,866
Roper Industrial Products Investment Co 9.398% (SOFR + 4.500%) due 11/22/29 § ∞	53,249,000	52,929,506
SPX FLOW Inc Term B 9.407% (SOFR + 4.600%) due 04/05/29 § ∞	41,522,724	39,809,912
Standard Aero Ltd 8.407% (SOFR + 3.600%) due 04/08/26 § ∞	18,008,846	17,656,863
Star US Bidco LLC Term B 9.090% (USD LIBOR + 4.250%) due 03/17/27 §	28,655,379	27,849,446
Titan Acquisition Ltd Term B (Canada) 8.151% (USD LIBOR + 3.000%) due 03/28/25 § ∞	14,636,483	13,919,910
TransDigm Inc Term H 8.148% (SOFR + 3.250%) due 02/22/27 § ∞	27,345,011	27,406,537
Term I 8.148% (SOFR + 3.250%) due 08/24/28 § ∞	21,589,180	21,560,704
USIC Holdings Inc (2nd Lien) 11.135% (USD LIBOR + 6.500%) due 05/14/29 §	10,678,783	9,877,874

	Principal Amount	Value
Term B 8.340% (USD LIBOR + 3.500%) due 05/14/28 §	$13,861,233	$13,471,386
WP CPP Holdings LLC Term B 8.580% (USD LIBOR + 3.750%) due 04/30/25 §	21,523,221	19,709,890

		606,926,286

Technology - 19.7%

Applied Systems Inc (2nd Lien) 11.648% (SOFR + 6.750%) due 09/19/27 §	59,631,754	59,855,373
Term B 9.398% (SOFR + 4.500%) due 09/19/26 § ∞	58,735,945	58,723,728
AthenaHealth Group Inc Term B 8.259% (SOFR + 3.500%) due 02/15/29 § ∞ f	10,919,547	10,182,477
Azalea Topco Inc Term B due 07/25/26 ∞	1,375,000	1,288,489
8.468% (SOFR + 3.850%) due 07/25/26 ± §	10,395,000	9,771,300
Central Parent Inc 9.148% (SOFR + 4.250%) due 07/06/29 § ∞	52,313,810	52,253,074
Epicor Software Corp (2nd Lien) 12.590% (USD LIBOR + 7.750%) due 07/31/28 §	87,033,991	86,816,407
Finastra USA Inc Term B 8.325% (USD LIBOR + 3.500%) due 06/13/24 § ∞	60,446,287	56,882,495
Peraton Corp (2nd Lien) 12.651% (USD LIBOR + 7.750%) due 02/01/29 §	25,560,188	24,921,183
Term B 8.590% (USD LIBOR + 3.750%) due 02/01/28 §	11,601,519	11,465,201
Polaris Newco LLC Term B 9.159% (USD LIBOR + 4.000%) due 06/04/28 § ∞	71,537,460	65,421,007
Project Ruby Ultimate Parent Corp Term B 8.090% (USD LIBOR + 3.250%) due 03/10/28 §	13,971,169	13,504,001
RealPage Inc (2nd Lien) 11.340% (USD LIBOR + 6.500%) due 04/22/29 §	81,973,525	77,618,682
Sophia LP (2nd Lien) 13.159% (USD LIBOR + 8.000%) due 10/07/28 §	27,912,930	27,808,257
Sovos Compliance LLC Term B 9.340% (USD LIBOR + 4.500%) due 08/12/28 §	64,579,608	61,269,903
UKG Inc 8.032% (USD LIBOR + 3.250%) due 05/03/26 § ∞	32,816,813	32,019,824
8.575% (USD LIBOR + 3.750%) due 05/03/26 § ∞	48,733,036	47,967,245
(2nd Lien) 10.032% (USD LIBOR + 5.250%) due 05/03/27 §	37,735,000	36,414,275

		734,182,921

Utilities - 0.6%

PG&E Corp Term B 7.875% (USD LIBOR + 3.000%) due 06/23/25 §	20,982,264	20,969,150

Total Senior Loan Notes (Cost $3,323,023,913)		3,200,788,182

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PACIFIC FUNDS FLOATING RATE INCOME

Schedule of Investments (Continued)

March 31, 2023

	Shares	Value
SHORT-TERM INVESTMENT - 3.6%

Money Market Fund - 3.6%

BlackRock Liquidity Funds T-Fund Portfolio
‘Institutional’ 4.700%	134,900,347	$134,900,347

Total Short-Term Investment (Cost $134,900,347)		134,900,347

TOTAL INVESTMENTS - 96.6% (Cost $3,738,659,628)		3,606,114,187

OTHER ASSETS & LIABILITIES, NET - 3.4%		125,488,930

NET ASSETS - 100.0%		$3,731,603,117

Notes to Schedule of Investments

(a)	As of March 31, 2023, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	21.5%
Technology	20.1%
Industrial	17.2%
Financial	14.9%
Consumer, Cyclical	10.3%
Communications	5.5%
Short-Term Investment	3.6%
Others (each less than 3.0%)	3.5%

96.6%
Other Assets & Liabilities, Net	3.4%

100.0%

b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2023:

		Total Value at March 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$270,425,658	$—	$270,425,658	$—
	Senior Loan Notes	3,200,788,182	—	2,964,579,566	236,208,616
	Short-Term Investment	134,900,347	134,900,347	—	—

	Total	$3,606,114,187	$134,900,347	$3,235,005,224	$236,208,616

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the Fund’s assets and liabilities for the year ended March 31, 2023:

Senior Loan Notes
Value, Beginning of Year	$220,993,061
Purchases	163,982,712
Sales (Includes Paydowns)	(58,965,716)
Accrued Discounts (Premiums)	293,543
Net Realized Gains (Losses)	(907,904)
Change in Net Unrealized Appreciation (Depreciation)	(16,276,196)
Transfers In	122,939,532
Transfers Out	(195,850,416)

Value, End of Year	$236,208,616

Change in Net Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of Year, if Applicable	($3,286,165)

The table below shows transfers to/from Level 3:

Amount Transferred	Level Transfer		Change in Fair Valuation Measurement Inputs
	From	To	From	To
$122,939,532	2	3	Vendor Price (Observable inputs)	Unobservable Single Broker Quote
195,850,416	3	2	Unobservable Single Broker Quote	Vendor Price (Observable inputs)

All significant unobservable inputs used to value Senior Loan Notes with an aggregate value of $236,208,616 were provided by a single broker quote. Significant changes to a single broker quote or a trade price would have direct and proportional changes to the fair value of the security.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PACIFIC FUNDSSM HIGH INCOME

Schedule of Investments

March 31, 2023

	Shares	Value
COMMON STOCKS - 0.0%

Industrial - 0.0%

TNT Crane & Rigging Inc	709	$5,672

Total Common Stocks (Cost $264,097)		5,672

	Principal Amount
CORPORATE BONDS & NOTES - 82.0%

Basic Materials - 5.6%

Hecla Mining Co 7.250% due 02/15/28	$660,000	667,395
Herens Holdco Sarl (Luxembourg) 4.750% due 05/15/28 ~	400,000	322,426
INEOS Quattro Finance 2 PLC (United Kingdom) 3.375% due 01/15/26 ~	525,000	476,396
JW Aluminum Continuous Cast Co 10.250% due 06/01/26 ~	80,000	80,512
Novelis Corp 3.875% due 08/15/31 ~	275,000	232,023
4.750% due 01/30/30 ~	485,000	446,200
Perenti Finance Pty Ltd (Australia) 6.500% due 10/07/25 ~	615,000	597,319
South32 Treasury Ltd (Australia) 4.350% due 04/14/32 ~	660,000	589,102
SPCM SA (France) 3.375% due 03/15/30 ~	485,000	400,652
TMS International Corp 6.250% due 04/15/29 ~	725,000	559,795

		4,371,820

Communications - 11.0%

CCO Holdings LLC 4.250% due 02/01/31 ~	300,000	245,649
4.750% due 03/01/30 ~	1,825,000	1,583,188
5.375% due 06/01/29 ~	265,000	243,622
6.375% due 09/01/29 ~	240,000	229,416
Ciena Corp 4.000% due 01/31/30 ~	470,000	409,323
Clear Channel Outdoor Holdings Inc 5.125% due 08/15/27 ~	775,000	696,368
CommScope Inc 8.250% due 03/01/27 ~	185,000	151,700
CommScope Technologies LLC 6.000% due 06/15/25 ~	354,000	333,729
CSC Holdings LLC 3.375% due 02/15/31 ~	200,000	138,540
5.750% due 01/15/30 ~	400,000	211,000
6.500% due 02/01/29 ~	990,000	823,103
DISH Network Corp 11.750% due 11/15/27 ~	825,000	801,120
Frontier Communications Holdings LLC 5.000% due 05/01/28 ~	375,000	325,830
5.875% due 10/15/27 ~	125,000	113,750
8.625% due 03/15/31 ~	200,000	196,057
Level 3 Financing Inc 3.625% due 01/15/29 ~	195,000	108,022
4.625% due 09/15/27 ~	630,000	379,355
10.500% due 05/15/30 ~	82,500	78,891
Lumen Technologies Inc 4.000% due 02/15/27 ~	375,000	247,843
Outfront Media Capital LLC 4.250% due 01/15/29 ~	215,000	178,692
5.000% due 08/15/27 ~	725,000	653,906

	Principal Amount	Value
Uber Technologies Inc 4.500% due 08/15/29 ~	$485,000	$442,866

		8,591,970

Consumer, Cyclical - 17.4%

American Airlines Inc 5.750% due 04/20/29 ~	705,000	677,012
American Airlines Pass-Through Trust ‘B’ 3.950% due 01/11/32	191,000	168,085
5.250% due 07/15/25	81,020	79,362
Boyd Gaming Corp 4.750% due 06/15/31 ~	712,000	647,279
Caesars Entertainment Inc 8.125% due 07/01/27 ~	650,000	663,585
Cedar Fair LP 5.250% due 07/15/29	940,000	877,391
Clarios Global LP 6.250% due 05/15/26 ~	245,000	244,666
8.500% due 05/15/27 ~	250,000	251,406
Empire Resorts Inc 7.750% due 11/01/26 ~	200,000	165,705
Fertitta Entertainment LLC 4.625% due 01/15/29 ~	425,000	373,511
6.750% due 01/15/30 ~	255,000	210,026
Ford Motor Co 3.250% due 02/12/32	1,525,000	1,200,734
4.750% due 01/15/43	560,000	430,203
6.100% due 08/19/32	144,000	139,746
Foundation Building Materials Inc 6.000% due 03/01/29 ~	375,000	297,727
Hilton Grand Vacations Borrower Escrow LLC 4.875% due 07/01/31 ~	370,000	316,317
5.000% due 06/01/29 ~	265,000	235,655
Jacobs Entertainment Inc 6.750% due 02/15/29 ~	415,000	362,963
Las Vegas Sands Corp 3.900% due 08/08/29	750,000	677,723
LBM Acquisition LLC 6.250% due 01/15/29 ~	560,000	429,237
LGI Homes Inc 4.000% due 07/15/29 ~	575,000	467,757
MajorDrive Holdings IV LLC 6.375% due 06/01/29 ~	770,000	571,155
Marriott Ownership Resorts Inc 4.750% due 01/15/28	590,000	527,985
New Red Finance Inc (Canada) 3.500% due 02/15/29 ~	415,000	371,960
4.000% due 10/15/30 ~	700,000	600,880
NMG Holding Co Inc 7.125% due 04/01/26 ~	350,000	328,920
Royal Caribbean Cruises Ltd 7.250% due 01/15/30 ~	75,000	75,536
9.250% due 01/15/29 ~	325,000	345,626
11.625% due 08/15/27 ~	100,000	107,500
SeaWorld Parks & Entertainment Inc 5.250% due 08/15/29 ~	475,000	429,272
Six Flags Entertainment Corp 5.500% due 04/15/27 ~	590,000	572,507
STL Holding Co LLC 7.500% due 02/15/26 ~	500,000	439,660
Viking Cruises Ltd 6.250% due 05/15/25 ~	315,000	296,240
Viking Ocean Cruises Ship VII Ltd 5.625% due 02/15/29 ~	50,000	42,969

		13,626,300

Consumer, Non-Cyclical - 12.3%

Albertsons Cos Inc 3.500% due 03/15/29 ~	50,000	43,552
5.875% due 02/15/28 ~	825,000	820,792

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PACIFIC FUNDS HIGH INCOME

Schedule of Investments (Continued)

March 31, 2023

	Principal Amount	Value
Allied Universal Holdco LLC 9.750% due 07/15/27 ~	$1,200,000	$1,070,700
Avantor Funding Inc 3.875% due 11/01/29 ~	50,000	44,796
4.625% due 07/15/28 ~	460,000	436,269
Bausch Health Cos Inc 4.875% due 06/01/28 ~	450,000	265,905
11.000% due 09/30/28 ~	296,000	219,289
Central Garden & Pet Co 4.125% due 04/30/31 ~	515,000	445,202
Charles River Laboratories International Inc 3.750% due 03/15/29 ~	100,000	88,866
4.000% due 03/15/31 ~	100,000	87,589
4.250% due 05/01/28 ~	297,000	278,319
Community Health Systems Inc 4.750% due 02/15/31 ~	180,000	133,074
5.625% due 03/15/27 ~	550,000	483,417
CoreLogic Inc 4.500% due 05/01/28 ~	460,000	349,455
Garda World Security Corp (Canada) 6.000% due 06/01/29 ~	100,000	79,628
9.500% due 11/01/27 ~	322,000	305,826
MPH Acquisition Holdings LLC 5.750% due 11/01/28 ~	450,000	324,186
Option Care Health Inc 4.375% due 10/31/29 ~	485,000	428,844
PECF USS Intermediate Holding III Corp 8.000% due 11/15/29 ~	350,000	232,853
Performance Food Group Inc 4.250% due 08/01/29 ~	485,000	436,043
Pilgrim’s Pride Corp 4.250% due 04/15/31	525,000	463,562
Post Holdings Inc 4.625% due 04/15/30 ~	505,000	453,061
Select Medical Corp 6.250% due 08/15/26 ~	710,000	689,414
Tenet Healthcare Corp 4.250% due 06/01/29	265,000	239,987
4.375% due 01/15/30	190,000	170,696
4.625% due 06/15/28	75,000	69,269
6.125% due 10/01/28	195,000	187,072
The Hertz Corp 5.000% due 12/01/29 ~	410,000	340,029
US Foods Inc 4.625% due 06/01/30 ~	460,000	415,397

		9,603,092

Energy - 10.1%

Antero Midstream Partners LP 5.375% due 06/15/29 ~	735,000	692,598
Archrock Partners LP 6.250% due 04/01/28 ~	100,000	96,096
6.875% due 04/01/27 ~	355,000	348,690
Ascent Resources Utica Holdings LLC 5.875% due 06/30/29 ~	400,000	353,398
Callon Petroleum Co 7.500% due 06/15/30 ~	275,000	258,765
Cheniere Energy Partners LP 3.250% due 01/31/32	470,000	388,732
Comstock Resources Inc 5.875% due 01/15/30 ~	225,000	193,515
CQP Holdco LP 5.500% due 06/15/31 ~	615,000	553,512
Crescent Energy Finance LLC 9.250% due 02/15/28 ~	75,000	71,982
Endeavor Energy Resources LP 5.750% due 01/30/28 ~	725,000	720,280
EnLink Midstream LLC 6.500% due 09/01/30 ~	485,000	490,966

	Principal Amount	Value
EQM Midstream Partners LP 5.500% due 07/15/28	$150,000	$136,434
6.000% due 07/01/25 ~	28,000	27,715
6.500% due 07/01/27 ~	210,000	203,769
Genesis Energy LP 7.750% due 02/01/28	540,000	524,220
8.875% due 04/15/30	25,000	25,335
ITT Holdings LLC 6.500% due 08/01/29 ~	385,000	325,410
Occidental Petroleum Corp 6.125% due 01/01/31	500,000	519,258
SM Energy Co 6.500% due 07/15/28	75,000	71,637
Tallgrass Energy Partners LP 6.000% due 12/31/30 ~	485,000	434,077
Tap Rock Resources LLC 7.000% due 10/01/26 ~	340,000	298,169
Targa Resources Partners LP 4.000% due 01/15/32	375,000	327,246
USA Compression Partners LP 6.875% due 09/01/27	325,000	310,880
Venture Global Calcasieu Pass LLC 3.875% due 08/15/29 ~	125,000	112,863
3.875% due 11/01/33 ~	350,000	294,401
4.125% due 08/15/31 ~	125,000	109,949
6.250% due 01/15/30 ~	25,000	25,212

		7,915,109

Financial - 4.0%

Avolon Holdings Funding Ltd (Ireland) 2.750% due 02/21/28 ~	700,000	584,853
Iron Mountain Inc REIT 4.500% due 02/15/31 ~	75,000	64,523
4.875% due 09/15/29 ~	405,000	364,451
Iron Mountain Information Management Services Inc REIT 5.000% due 07/15/32 ~	125,000	107,460
OneMain Finance Corp 3.875% due 09/15/28	315,000	250,071
5.375% due 11/15/29	195,000	164,248
Park Intermediate Holdings LLC REIT 4.875% due 05/15/29 ~	475,000	409,196
The Howard Hughes Corp 5.375% due 08/01/28 ~	890,000	811,769
VICI Properties LP REIT 4.625% due 12/01/29 ~	440,000	400,943

		3,157,514

Industrial - 17.4%

ARD Finance SA (Luxembourg) 6.500% Cash or 7.250% PIK due 06/30/27 ~	297,686	228,087
BWX Technologies Inc 4.125% due 04/15/29 ~	485,000	430,664
Chart Industries Inc 7.500% due 01/01/30 ~	175,000	181,032
9.500% due 01/01/31 ~	150,000	158,393
Clean Harbors Inc 6.375% due 02/01/31 ~	330,000	337,029
Clydesdale Acquisition Holdings Inc 6.625% due 04/15/29 ~	225,000	216,765
8.750% due 04/15/30 ~	225,000	204,734
First Student Bidco Inc 4.000% due 07/31/29 ~	485,000	422,459
GFL Environmental Inc (Canada) 3.500% due 09/01/28 ~	540,000	489,205
4.375% due 08/15/29 ~	170,000	152,379
4.750% due 06/15/29 ~	350,000	327,250
Husky III Holding Ltd (Canada) 13.000% Cash or 13.750% PIK due 02/15/25 ~	500,000	423,750

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PACIFIC FUNDS HIGH INCOME

Schedule of Investments (Continued)

March 31, 2023

	Principal Amount	Value
LABL Inc due 11/01/28 # ~	$25,000	$25,250
5.875% due 11/01/28 ~	585,000	520,908
6.750% due 07/15/26 ~	125,000	120,662
8.250% due 11/01/29 ~	170,000	145,282
Madison IAQ LLC 4.125% due 06/30/28 ~	190,000	164,562
5.875% due 06/30/29 ~	290,000	224,312
Mauser Packaging Solutions Holding Co 7.875% due 08/15/26 ~	75,000	75,068
9.250% due 04/15/27 ~	1,015,000	938,875
OT Merger Corp 7.875% due 10/15/29 ~	590,000	351,987
Owens-Brockway Glass Container Inc 5.375% due 01/15/25 ~	675,000	665,044
Pentair Finance Sarl 5.900% due 07/15/32	750,000	777,144
Rand Parent LLC 8.500% due 02/15/30 ~	225,000	211,742
Sealed Air Corp 6.125% due 02/01/28 ~	350,000	354,270
Sensata Technologies BV 4.000% due 04/15/29 ~	150,000	135,656
Sensata Technologies Inc 4.375% due 02/15/30 ~	550,000	501,786
Spirit AeroSystems Inc 9.375% due 11/30/29 ~	225,000	245,813
SPX FLOW Inc 8.750% due 04/01/30 ~	575,000	496,869
Standard Industries Inc 3.375% due 01/15/31 ~	75,000	60,361
4.375% due 07/15/30 ~	145,000	126,314
4.750% due 01/15/28 ~	1,015,000	949,629
The Weir Group PLC (United Kingdom) 2.200% due 05/13/26 ~	450,000	405,698
TK Elevator Holdco GmbH (Germany) 7.625% due 07/15/28 ~	550,000	475,826
TK Elevator US Newco Inc (Germany) 5.250% due 07/15/27 ~	285,000	269,440
TransDigm Inc 4.875% due 05/01/29	440,000	389,922
5.500% due 11/15/27	250,000	236,001
6.250% due 03/15/26 ~	240,000	240,462
6.750% due 08/15/28 ~	125,000	126,406
TransDigm UK Holdings PLC 6.875% due 05/15/26	500,000	492,988
Triumph Group Inc 9.000% due 03/15/28 ~	300,000	300,690

		13,600,714

Technology - 1.6%

Entegris Escrow Corp 5.950% due 06/15/30 ~	240,000	232,858
Entegris Inc 3.625% due 05/01/29 ~	150,000	129,609
4.375% due 04/15/28 ~	390,000	352,777
Open Text Corp (Canada) 3.875% due 12/01/29 ~	170,000	143,292
Open Text Holdings Inc (Canada) 4.125% due 12/01/31 ~	290,000	239,536
Rackspace Technology Global Inc 3.500% due 02/15/28 ~	265,000	138,139

		1,236,211

Utilities - 2.6%

Calpine Corp 5.125% due 03/15/28 ~	740,000	678,513
Clearway Energy Operating LLC 3.750% due 02/15/31 ~	440,000	379,896

	Principal Amount	Value
Vistra Operations Co LLC 4.375% due 05/01/29 ~	$550,000	$487,732
5.000% due 07/31/27 ~	325,000	307,744
5.500% due 09/01/26 ~	170,000	165,292

		2,019,177

Total Corporate Bonds & Notes (Cost $70,476,751)		64,121,907

SENIOR LOAN NOTES - 6.6%

Consumer, Cyclical - 3.4%

Great Outdoors Group LLC Term B-2 8.590% (USD LIBOR + 3.750%) due 03/05/28 §	498,734	493,331
MIC Glen LLC (2nd Lien) 11.590% (USD LIBOR + 6.750%) due 07/21/29 §	250,000	232,083
PetSmart LLC Term B 8.657% (SOFR + 3.850%) due 02/12/28 §	750,000	745,157
Pilot Travel Centers LLC Term B 6.807% (SOFR + 2.000%) due 08/06/28 §	500,000	498,437
SRS Distribution Inc Term B 8.340% (USD LIBOR + 3.500%) due 06/04/28 § ∞	500,000	483,125
Tacala Investment Corp Term B (2nd Lien) 12.340% (USD LIBOR + 7.500%) due 02/05/28 §	250,000	229,219

		2,681,352

Consumer, Non-Cyclical - 1.3%

Gainwell Acquisition Corp Term B 8.998% (USD LIBOR + 4.000%) due 10/01/27 §	498,724	475,347
Sunshine Luxembourg VII SARL Term B (Luxembourg) 8.909% (USD LIBOR + 3.750%) due 10/02/26 §	498,728	494,586

		969,933

Industrial - 0.7%

Roper Industrial Products Investment Co due 11/22/29 ∞	500,000	497,000

Technology - 1.2%

Peraton Corp Term B 8.590% (USD LIBOR + 3.750%) due 02/01/28 §	498,704	492,844
Polaris Newco LLC Term B 9.159% (USD LIBOR + 4.000%) due 06/04/28 §	498,734	456,093

		948,937

Total Senior Loan Notes (Cost $5,188,181)		5,097,222

ASSET-BACKED SECURITIES - 5.0%

Benefit Street Partners CLO Ltd (Cayman) 10.758% (USD LIBOR + 5.950%) due 04/20/31 ~ §	250,000	213,804
11.492% (USD LIBOR + 6.700%)
due 01/17/32 ~ §	250,000	223,898
CarVal CLO III Ltd (Cayman) 11.248% (USD LIBOR + 6.440%) due 07/20/32 ~ §	525,000	454,815
CIFC Funding Ltd (Cayman) 12.192% (USD LIBOR + 7.400%) due 01/16/33 ~ §	550,000	515,204

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PACIFIC FUNDS HIGH INCOME

Schedule of Investments (Continued)

March 31, 2023

	Principal Amount	Value
Dryden CLO Fund (Cayman) 11.992% (USD LIBOR + 7.200%) due 04/15/31 ~ §	$250,000	$169,938
Magnetite XXII Ltd (Cayman) 11.142% (USD LIBOR + 6.350%) due 04/15/31 ~ §	500,000	465,343
Neuberger Berman Loan Advisers CLO Ltd (Cayman) 11.008% (USD LIBOR + 6.200%) due 01/20/31 ~ §	750,000	671,754
11.308% (USD LIBOR + 6.500%)
due 04/20/31 ~ §	500,000	447,880
OHA Credit Partners VII Ltd (Cayman) 11.165% (USD LIBOR + 6.250%) due 02/20/34 ~ §	250,000	224,567
Rad CLO 2 Ltd (Cayman) 10.792% (USD LIBOR + 6.000%) due 10/15/31 ~ §	400,000	351,452
12.242% (USD LIBOR + 7.450%)
due 10/15/31 ~ §	250,000	173,819

Total Asset-Backed Securities (Cost $4,422,285)		3,912,474

	Shares	Value
SHORT-TERM INVESTMENT - 5.9%

Money Market Fund - 5.9%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 4.700%	4,650,109	$4,650,109

Total Short-Term Investment (Cost $4,650,109)		4,650,109

TOTAL INVESTMENTS - 99.5% (Cost $85,001,423)		77,787,384

OTHER ASSETS & LIABILITIES, NET - 0.5%		391,209

NET ASSETS - 100.0%		$78,178,593

Notes to Schedule of Investments

(a)	As of March 31, 2023, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Cyclical	20.8%
Industrial	18.1%
Consumer, Non-Cyclical	13.6%
Communications	11.0%
Energy	10.1%
Short-Term Investment	5.9%
Basic Materials	5.6%
Asset-Backed Securities	5.0%
Financial	4.0%
Others (each less than 3.0%)	5.4%

99.5%
Other Assets & Liabilities, Net	0.5%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2023:

		Total Value at March 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$5,672	$—	$5,672	$—
	Corporate Bonds & Notes	64,121,907	—	64,121,907	—
	Senior Loan Notes	5,097,222	—	5,097,222	—
	Asset-Backed Securities	3,912,474	—	3,912,474	—
	Short-Term Investment	4,650,109	4,650,109	—	—

	Total	$77,787,384	$4,650,109	$73,137,275	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PACIFIC FUNDSSM SMALL/MID-CAP

Schedule of Investments

March 31, 2023

	Shares	Value
COMMON STOCKS - 98.2%

Basic Materials - 4.7%

AdvanSix Inc	21,927	$839,146
Alcoa Corp	9,167	390,147
Arconic Corp *	46,159	1,210,751
Celanese Corp	9,277	1,010,173
Ecovyst Inc *	75,829	837,910

		4,288,127

Communications - 2.4%

Calix Inc *	16,755	897,900
Revolve Group Inc *	17,426	458,304
Ziff Davis Inc *	10,541	822,725

		2,178,929

Consumer, Cyclical - 13.3%

Academy Sports & Outdoors Inc	17,012	1,110,033
American Eagle Outfitters Inc	48,725	654,864
BJ’s Wholesale Club Holdings Inc *	13,174	1,002,146
Bloomin’ Brands Inc	41,018	1,052,112
Bowlero Corp *	44,573	755,512
Darden Restaurants Inc	6,522	1,011,954
Deckers Outdoor Corp *	3,086	1,387,311
Hilton Grand Vacations Inc *	19,750	877,492
KB Home	20,460	822,083
Lithia Motors Inc	4,157	951,662
Petco Health & Wellness Co Inc *	73,756	663,804
SeaWorld Entertainment Inc *	17,905	1,097,756
Steven Madden Ltd	20,227	728,172

		12,114,901

Consumer, Non-Cyclical - 24.6%

AdaptHealth Corp *	56,158	698,044
Amicus Therapeutics Inc *	61,301	679,828
ANI Pharmaceuticals Inc *	9,056	359,704
Avantor Inc *	41,450	876,253
CBIZ Inc *	15,211	752,792
Charles River Laboratories International Inc *	4,840	976,809
Edgewell Personal Care Co	20,621	874,743
Exact Sciences Corp *	10,272	696,544
FTI Consulting Inc *	4,505	889,062
Harmony Biosciences Holdings Inc *	21,621	705,926
I3 Verticals Inc ‘A’ *	23,403	574,076
Iovance Biotherapeutics Inc *	41,199	251,726
Jazz Pharmaceuticals PLC *	9,073	1,327,652
Lantheus Holdings Inc *	15,023	1,240,299
Merit Medical Systems Inc *	15,230	1,126,258
Neurocrine Biosciences Inc *	9,979	1,010,074
Orthofix Medical Inc *	30,766	515,330
Performance Food Group Co *	9,164	552,956
Prestige Consumer Healthcare Inc *	21,736	1,361,326
Progyny Inc *	16,229	521,275
Quanta Services Inc	14,273	2,378,453
Revance Therapeutics Inc *	30,295	975,802
Spectrum Brands Holdings Inc	18,298	1,211,694
Textainer Group Holdings Ltd (China)	41,010	1,316,831
Ultragenyx Pharmaceutical Inc *	14,098	565,330

		22,438,787

Energy - 5.3%

Civitas Resources Inc	22,219	1,518,446
Diamondback Energy Inc	8,538	1,154,082
HF Sinclair Corp	15,509	750,325
Magnolia Oil & Gas Corp ‘A’	48,835	1,068,510
Sunnova Energy International Inc *	19,915	311,072

		4,802,435

	Shares	Value
Financial - 17.2%

Agree Realty Corp REIT	23,264	$1,596,143
Brixmor Property Group Inc REIT	74,478	1,602,767
Cadence Bank	52,216	1,084,004
Everest Re Group Ltd	5,042	1,805,137
First Industrial Realty Trust Inc REIT	30,351	1,614,673
Hancock Whitney Corp	30,151	1,097,496
Home BancShares Inc	45,967	997,944
Host Hotels & Resorts Inc REIT	53,249	878,076
James River Group Holdings Ltd	41,040	847,476
Mid-America Apartment Communities Inc REIT	8,154	1,231,580
Pinnacle Financial Partners Inc	14,150	780,514
Selective Insurance Group Inc	10,418	993,148
Stifel Financial Corp	19,596	1,157,928

		15,686,886

Industrial - 14.7%

Atkore Inc *	10,254	1,440,482
Coherent Corp *	22,313	849,679
EnPro Industries Inc	9,301	966,281
Evoqua Water Technologies Corp *	26,855	1,335,231
Graphic Packaging Holding Co	55,664	1,418,875
Heritage-Crystal Clean Inc *	21,282	757,852
Hillenbrand Inc	32,056	1,523,622
Jacobs Solutions Inc	8,571	1,007,178
Knight-Swift Transportation Holdings Inc	14,325	810,508
Littelfuse Inc	3,767	1,009,895
Sterling Infrastructure Inc *	27,004	1,022,912
The Timken Co	15,933	1,302,045

		13,444,560

Technology - 12.6%

Amdocs Ltd	11,437	1,098,295
Box Inc ‘A’ *	45,337	1,214,578
CommVault Systems Inc *	12,480	708,115
Crane NXT Co	6,750	766,125
Elastic NV *	8,688	503,035
Marvell Technology Inc	18,541	802,825
ON Semiconductor Corp *	15,215	1,252,499
Onto Innovation Inc *	11,317	994,538
SentinelOne Inc ‘A’ *	33,718	551,627
Silicon Laboratories Inc *	7,488	1,311,074
Sprout Social Inc ‘A’ *	12,426	756,495
Zeta Global Holdings Corp ‘A’ *	99,531	1,077,921
ZoomInfo Technologies Inc ‘A’ *	17,703	437,441

		11,474,568

Utilities - 3.4%

NiSource Inc	45,772	1,279,785
Portland General Electric Co	18,783	918,301
The AES Corp	35,775	861,462

		3,059,548

Total Common Stocks (Cost $75,237,482)		89,488,741

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PACIFIC FUNDS SMALL/MID-CAP

Schedule of Investments (Continued)

March 31, 2023

	Shares	Value
SHORT-TERM INVESTMENT - 2.0%

Money Market Fund - 2.0%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 4.700%	1,834,778	$1,834,778

Total Short-Term Investment (Cost $1,834,778)		1,834,778

TOTAL INVESTMENTS - 100.2% (Cost $77,072,260)		91,323,519

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(217,850)

NET ASSETS - 100.0%		$91,105,669

Notes to Schedule of Investment

(a)	As of March 31, 2023, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	24.6%
Financial	17.2%
Industrial	14.7%
Consumer, Cyclical	13.3%
Technology	12.6%
Energy	5.3%
Basic Materials	4.7%
Utilities	3.4%
Others (each less than 3.0%)	4.4%

	100.2%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of

March 31, 2023:

		Total Value at March 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$89,488,741	$89,488,741	$—	$—
	Short-Term Investment	1,834,778	1,834,778	—	—

	Total	$91,323,519	$91,323,519	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PACIFIC FUNDSSM SMALL-CAP

Schedule of Investments

March 31, 2023

	Shares	Value
COMMON STOCKS - 97.7%

Basic Materials - 4.7%

AdvanSix Inc	3,349	$128,166
Arconic Corp *	4,286	112,422
Avient Corp	2,296	94,503
Ecovyst Inc *	8,941	98,798
Kaiser Aluminum Corp	1,196	89,258

		523,147

Communications - 3.4%

Calix Inc *	2,119	113,557
Revolve Group Inc *	2,058	54,125
Viavi Solutions Inc *	7,025	76,081
Ziff Davis Inc *	1,663	129,797

		373,560

Consumer, Cyclical - 13.5%

Academy Sports & Outdoors Inc	1,740	113,535
American Eagle Outfitters Inc	6,045	81,245
BJ’s Restaurants Inc *	2,641	76,959
BJ’s Wholesale Club Holdings Inc *	1,302	99,043
Bloomin’ Brands Inc	5,112	131,123
Bowlero Corp *	5,026	85,191
Dave & Buster’s Entertainment Inc *	3,495	128,581
Deckers Outdoor Corp *	200	89,910
Hilton Grand Vacations Inc *	2,879	127,914
KB Home	3,105	124,759
Lithia Motors Inc	340	77,836
Petco Health & Wellness Co Inc *	9,072	81,648
SeaWorld Entertainment Inc *	2,389	146,469
Steven Madden Ltd	3,359	120,924

		1,485,137

Consumer, Non-Cyclical - 27.5%

Acadia Healthcare Co Inc *	1,171	84,605
AdaptHealth Corp *	7,243	90,030
Addus HomeCare Corp *	1,315	140,389
Alphatec Holdings Inc *	9,443	147,311
Amicus Therapeutics Inc *	7,671	85,071
AtriCure Inc *	2,086	86,465
Avid Bioservices Inc *	4,946	92,787
CBIZ Inc *	2,472	122,339
Edgewell Personal Care Co	2,609	110,674
elf Beauty Inc *	1,890	155,642
FTI Consulting Inc *	376	74,204
Halozyme Therapeutics Inc *	3,515	134,238
Harmony Biosciences Holdings Inc *	3,362	109,769
Herc Holdings Inc	865	98,523
I3 Verticals Inc ‘A’ *	4,703	115,365
Iovance Biotherapeutics Inc *	4,501	27,501
Lantheus Holdings Inc *	2,054	169,578
LivaNova PLC *	1,203	52,427
Medpace Holdings Inc *	678	127,498
NuVasive Inc *	1,620	66,922
Performance Food Group Co *	1,491	89,967
Prestige Consumer Healthcare Inc *	2,454	153,694
Progyny Inc *	2,611	83,865
Protagonist Therapeutics Inc *	3,162	72,726
Revance Therapeutics Inc *	3,472	111,833
SP Plus Corp *	3,335	114,357
Spectrum Brands Holdings Inc	2,083	137,936
Textainer Group Holdings Ltd (China)	3,744	120,220
Ultragenyx Pharmaceutical Inc *	1,466	58,787

		3,034,723

	Shares	Value
Energy - 5.5%

Civitas Resources Inc	2,193	$149,870
Earthstone Energy Inc ‘A’ *	6,191	80,545
Magnolia Oil & Gas Corp ‘A’	5,762	126,072
Oceaneering International Inc *	5,584	98,446
Sitio Royalties Corp ‘A’	4,925	111,305
Sunnova Energy International Inc *	2,388	37,301

		603,539

Financial - 18.2%

Agree Realty Corp REIT	2,186	149,982
Avantax Inc *	3,547	93,357
Cadence Bank	4,918	102,098
DiamondRock Hospitality Co REIT	15,085	122,641
Enterprise Financial Services Corp	2,477	110,449
First Industrial Realty Trust Inc REIT	1,969	104,751
Hancock Whitney Corp	3,336	121,430
Heritage Financial Corp	2,851	61,011
Home BancShares Inc	5,788	125,658
James River Group Holdings Ltd	4,856	100,276
NexPoint Residential Trust Inc REIT	2,397	104,677
Origin Bancorp Inc	2,102	67,579
Plymouth Industrial Inc REIT	5,181	108,853
Radian Group Inc	4,371	96,599
Seacoast Banking Corp of Florida	4,337	102,787
Selective Insurance Group Inc	1,129	107,628
SITE Centers Corp REIT	10,864	133,410
Stifel Financial Corp	1,771	104,648
United Community Banks Inc	3,358	94,427

		2,012,261

Industrial - 13.3%

Atkore Inc *	1,286	180,657
Coherent Corp *	2,621	99,808
EnPro Industries Inc	1,376	142,953
Evoqua Water Technologies Corp *	1,870	92,976
Heritage-Crystal Clean Inc *	3,427	122,035
Hillenbrand Inc	4,336	206,090
Masonite International Corp *	902	81,875
MYR Group Inc *	1,419	178,808
Saia Inc *	470	127,878
Sanmina Corp *	1,711	104,354
Sterling Infrastructure Inc *	3,491	132,239

		1,469,673

Technology - 8.6%

Box Inc ‘A’ *	6,579	176,251
Cohu Inc *	2,404	92,290
CommVault Systems Inc *	1,945	110,359
DigitalOcean Holdings Inc *	1,522	59,617
Onto Innovation Inc *	1,609	141,399
Silicon Laboratories Inc *	838	146,726
Sprout Social Inc ‘A’ *	1,331	81,031
Zeta Global Holdings Corp ‘A’ *	13,281	143,833

		951,506

Utilities - 3.0%

Portland General Electric Co	3,224	157,621
Unitil Corp	2,998	171,006

		328,627

Total Common Stocks (Cost $8,888,064)		10,782,173

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PACIFIC FUNDS SMALL-CAP

Schedule of Investments (Continued)

March 31, 2023

	Shares	Value
SHORT-TERM INVESTMENT - 1.8%

Money Market Fund - 1.8%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 4.700%	204,132	$204,132

Total Short-Term Investment (Cost $204,132)		204,132

TOTAL INVESTMENTS - 99.5% (Cost $9,092,196)		10,986,305

OTHER ASSETS & LIABILITIES, NET - 0.5%		54,415

NET ASSETS - 100.0%		$11,040,720

Notes to Schedule of Investments

(a)	As of March 31, 2023, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	27.5%
Financial	18.2%
Consumer, Cyclical	13.5%
Industrial	13.3%
Technology	8.6%
Energy	5.5%
Basic Materials	4.7%
Communications	3.4%
Utilities	3.0%
Others (each less than 3.0%)	1.8%

99.5%
Other Assets & Liabilities, Net	0.5%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2023:

		Total Value at March 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$10,782,173	$10,782,173	$—	$—
	Short-Term Investment	204,132	204,132	—	—

	Total	$10,986,305	$10,986,305	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PACIFIC FUNDSSM SMALL-CAP VALUE

Schedule of Investments

March 31, 2023

	Shares	Value
COMMON STOCKS - 97.8%

Basic Materials - 4.0%

AdvanSix Inc	7,343	$281,017
Arconic Corp *	9,111	238,981
Ecovyst Inc *	15,096	166,811

		686,809

Communications - 1.8%

Viavi Solutions Inc *	9,970	107,975
Ziff Davis Inc *	2,605	203,320

		311,295

Consumer, Cyclical - 10.4%

Academy Sports & Outdoors Inc	2,934	191,443
American Eagle Outfitters Inc	12,003	161,320
BJ’s Restaurants Inc *	3,651	106,390
Bloomin’ Brands Inc	7,465	191,477
Bowlero Corp *	8,453	143,278
Dana Inc	7,844	118,052
Dave & Buster’s Entertainment Inc *	3,972	146,130
Hilton Grand Vacations Inc *	3,013	133,868
KB Home	4,953	199,012
Petco Health & Wellness Co Inc *	10,149	91,341
SeaWorld Entertainment Inc *	2,447	150,026
Steven Madden Ltd	5,047	181,692

		1,814,029

Consumer, Non-Cyclical - 23.1%

Acadia Healthcare Co Inc *	1,367	98,766
AdaptHealth Corp *	11,910	148,041
ANI Pharmaceuticals Inc *	1,761	69,947
CBIZ Inc *	3,171	156,933
Edgewell Personal Care Co	4,431	187,963
FTI Consulting Inc *	687	135,579
Halozyme Therapeutics Inc *	4,431	169,220
Harmony Biosciences Holdings Inc *	4,116	134,387
Herc Holdings Inc	1,331	151,601
Hostess Brands Inc *	11,831	294,355
Lantheus Holdings Inc *	2,248	185,595
LivaNova PLC *	1,811	78,923
Merit Medical Systems Inc *	3,565	263,632
Orthofix Medical Inc *	5,776	96,748
Patterson Cos Inc	8,217	219,969
Performance Food Group Co *	2,248	135,644
Prestige Consumer Healthcare Inc *	4,666	292,232
Protagonist Therapeutics Inc *	3,443	79,189
Revance Therapeutics Inc *	4,251	136,925
SP Plus Corp *	10,085	345,815
Spectrum Brands Holdings Inc	3,049	201,905
Textainer Group Holdings Ltd (China)	9,326	299,458
UFP Technologies Inc *	995	129,191

		4,012,018

Energy - 5.5%

Civitas Resources Inc	3,937	269,055
Earthstone Energy Inc ‘A’ *	13,535	176,090
Magnolia Oil & Gas Corp ‘A’	8,489	185,739
Oceaneering International Inc *	8,624	152,041
Sitio Royalties Corp ‘A’	5,099	115,238
Sunnova Energy International Inc *	3,807	59,465

		957,628

Financial - 30.2%

Agree Realty Corp REIT	4,145	284,389
Avantax Inc *	4,666	122,809
Brixmor Property Group Inc REIT	11,960	257,379
Cadence Bank	9,720	201,787
DiamondRock Hospitality Co REIT	29,160	237,071
Enterprise Financial Services Corp	5,347	238,423
First Bancorp	5,110	181,507

	Shares	Value
First Industrial Realty Trust Inc REIT	4,567	$242,964
First Merchants Corp	4,867	160,368
Hancock Whitney Corp	6,306	229,539
Healthcare Realty Trust Inc REIT	10,200	197,166
Heritage Financial Corp	8,110	173,554
Home BancShares Inc	11,137	241,784
James River Group Holdings Ltd	10,816	223,350
NexPoint Residential Trust Inc REIT	3,492	152,496
Old Second Bancorp Inc	14,265	200,566
Origin Bancorp Inc	5,054	162,486
Plymouth Industrial Inc REIT	9,835	206,633
Radian Group Inc	2,999	66,278
Seacoast Banking Corp of Florida	9,033	214,082
Selective Insurance Group Inc	3,643	347,287
SITE Centers Corp REIT	19,454	238,895
Stifel Financial Corp	2,598	153,516
United Community Banks Inc	7,358	206,907
Westamerica BanCorp	3,435	152,171
WSFS Financial Corp	4,330	162,851

		5,256,258

Industrial - 13.8%

Atkore Inc *	1,304	183,186
Coherent Corp *	3,865	147,179
EnPro Industries Inc	2,197	228,246
Heritage-Crystal Clean Inc *	5,913	210,562
Hillenbrand Inc	6,986	332,045
Masonite International Corp *	1,667	151,314
MYR Group Inc *	2,326	293,099
Sanmina Corp *	2,490	151,865
Schneider National Inc ‘B’	4,745	126,929
Sterling Infrastructure Inc *	6,199	234,818
The Timken Co	2,913	238,050
UFP Industries Inc	1,346	106,967

		2,404,260

Technology - 3.8%

Cohu Inc *	4,939	189,608
Crane NXT Co	2,090	237,215
EverCommerce Inc *	12,819	135,625
Synaptics Inc *	873	97,034

		659,482

Utilities - 5.2%

Portland General Electric Co	8,039	393,027
Unitil Corp	8,883	506,686

		899,713

Total Common Stocks (Cost $15,320,042)		17,001,492

EXCHANGE-TRADED FUND - 0.3%

iShares Russell 2000 Value	265	36,310

Total Exchange-Traded Fund (Cost $21,879)		36,310

SHORT-TERM INVESTMENT - 2.1%

Money Market Fund - 2.1%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 4.700%	372,623	372,623

Total Short-Term Investment (Cost $372,623)		372,623

TOTAL INVESTMENTS - 100.2% (Cost $15,714,544)		17,410,425

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(27,784)

NET ASSETS - 100.0%		$17,382,641

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PACIFIC FUNDS SMALL-CAP VALUE

Schedule of Investments (Continued)

March 31, 2023

Notes to Schedule of Investments

(a)	As of March 31, 2023, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	30.2%
Consumer, Non-Cyclical	23.1%
Industrial	13.8%
Consumer, Cyclical	10.4%
Energy	5.5%
Utilities	5.2%
Basic Materials	4.0%
Technology	3.8%
Others (each less than 3.0%)	4.2%

	100.2%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2023:

		Total Value at March 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$17,001,492	$17,001,492	$—	$—
	Exchange-Traded Fund	36,310	36,310	—	—
	Short-Term Investment	372,623	372,623	—	—

	Total	$17,410,425	$17,410,425	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF INFLATION MANAGED FUND

Schedule of Investments

March 31, 2023

	Principal Amount	Value
CORPORATE BONDS & NOTES - 0.3%

Financial - 0.3%

Avolon Holdings Funding Ltd (Ireland) 3.950% due 07/01/24 ~	$100,000	$97,361
Bank of America Corp 5.875% due 03/15/28	10,000	9,010

		106,371

Total Corporate Bonds & Notes (Cost $111,248)		106,371

MORTGAGE-BACKED SECURITIES - 5.2%

Collateralized Mortgage Obligations - Residential - 0.6%

Fannie Mae REMICS 5.195% (USD LIBOR + 0.350%) due 07/25/37 §	8,839	8,664
5.225% (USD LIBOR + 0.380%) due 07/25/37 §	13,491	13,243
5.285% (USD LIBOR + 0.440%) due 05/25/36 §	7,179	7,079
5.290% (USD LIBOR + 0.445%) due 02/25/37 §	2,065	2,025
Government National Mortgage Association 3.858% (USD LIBOR + 0.150%) due 08/20/68 §	47,638	46,391
JP Morgan Mortgage Trust 3.577% due 06/25/35 §	450	446
Towd Point Mortgage Funding PLC (United Kingdom) 5.037% (SONIA + 1.144%) due 10/20/51 ~ §	GBP 94,654	116,905

		194,753

Fannie Mae - 4.6%

due 04/01/53 #	$400,000	398,969
due 04/01/53 #	500,000	460,499
due 04/01/53 #	700,000	685,912

		1,545,380

Total Mortgage-Backed Securities (Cost $1,724,114)		1,740,133

ASSET-BACKED SECURITIES - 0.0%

Freddie Mac Structured Pass-Through Certificates 5.125% (USD LIBOR + 0.280%) due 09/25/31 §	387	385

Total Asset-Backed Securities (Cost $387)		385

U.S. TREASURY OBLIGATIONS - 96.1%

U.S. Treasury Inflation Protected Securities - 96.1%

0.125% due 07/15/24 ^	1,511,940	1,482,599
0.125% due 10/15/24 ^	1,049,454	1,025,136
0.125% due 04/15/25 ^	694,932	673,392
0.125% due 10/15/25 ^	807,100	782,075
0.125% due 04/15/26 ^	570,390	547,501
0.125% due 07/15/26 ^	249,618	240,508
0.125% due 10/15/26 ^	1,204,313	1,156,718
0.125% due 01/15/30 ^	1,406,988	1,311,977
0.125% due 07/15/30 ^	933,480	869,110
0.125% due 01/15/31 ^	999,856	924,720
0.125% due 07/15/31 ^	334,866	308,634
0.125% due 01/15/32 ^	1,295,100	1,183,882
0.125% due 02/15/51 ^	229,820	159,444
0.125% due 02/15/52 ^	644,820	448,517

	Principal Amount	Value
0.250% due 01/15/25 ^	$442,085	$431,437
0.250% due 07/15/29 ^	584,790	554,398
0.375% due 07/15/25 ^	510,932	499,855
0.375% due 01/15/27 ^	990,800	955,202
0.375% due 07/15/27 ^	1,846,745	1,784,595
0.500% due 04/15/24 ^	1,779,300	1,750,774
0.500% due 01/15/28 ^	2,462,106	2,377,114
0.625% due 01/15/26 ^	692,489	677,175
0.625% due 07/15/32 ^	720,769	689,023
0.625% due 02/15/43 ^	1,067,017	901,980
0.750% due 07/15/28 ^	4,064,140	3,986,939
0.750% due 02/15/42 ^	132,399	115,771
0.750% due 02/15/45 ^	724,162	617,628
0.875% due 01/15/29 ^	1,836,471	1,805,132
0.875% due 02/15/47 ^	526,724	456,667
1.000% due 02/15/46 ^	1,093,429	979,227
1.000% due 02/15/49 ^	47,556	42,362
1.375% due 02/15/44 ^	1,386,364	1,344,597
1.625% due 10/15/27 ^	100,993	103,003
2.000% due 01/15/26 ^	319,554	324,252
2.125% due 02/15/41 ^	409,839	452,944
3.375% due 04/15/32 ^	99,442	117,697
3.875% due 04/15/29 ^	63,694	73,412

Total U.S. Treasury Obligations (Cost $36,418,444)		32,155,397

FOREIGN GOVERNMENT BONDS & NOTES - 3.5%

French Republic Government Bond OAT (France) 0.100% due 03/01/26 ^ ~	EUR 114,115	124,597
0.100% due 07/25/38 ^ ~	112,218	114,062
0.250% due 07/25/24 ^ ~	121,634	133,865
Italy Buoni Poliennali Del Tesoro (Italy) 0.400% due 05/15/30 ^ ~	115,884	115,755
1.400% due 05/26/25 ^ ~	625,632	674,135

Total Foreign Government Bonds & Notes (Cost $1,258,597)		1,162,414

	Shares
SHORT-TERM INVESTMENTS - 1.6%

Money Market Fund - 0.4%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 4.700%	140,951	140,951

	Principal Amount
U.S. Government Agency Issue - 1.2%

Federal Home Loan Banks 4.071% due 04/24/23	$400,000	398,952

Total Short-Term Investments (Cost $539,752)		539,903

TOTAL INVESTMENTS - 106.7% (Cost $40,052,542)		35,704,603

TOTAL SECURITIES SOLD SHORT - (3.8%) (PROCEEDS $1,258,762)		(1,271,367)

DERIVATIVES - (0.8%)		(279,248)

OTHER ASSETS & LIABILITIES, NET - (2.1%)		(704,042)

NET ASSETS - 100.0%		$33,449,946

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2023

Notes to Schedule of Investments

(a)	As of March 31, 2023, the Fund’s composition as a percentage of net assets was as follows:

U.S. Treasury Obligations	96.1%
Mortgage-Backed Securities	5.2%
Foreign Government Bonds & Notes	3.5%
Others (each less than 3.0%)	1.9%

	106.7%
Securities Sold Short	(3.8%	)
Derivatives	(0.8%	)
Other Assets & Liabilities, Net	(2.1%	)

	100.0%

(b)	The average amount of borrowings by the Fund on sale-buyback financing transactions during the year ended March 31, 2023 was $1,243,274 at a weighted average interest rate of 1.465%.

(c)	Securities sold short outstanding as of March 31, 2023 were as follows:

Description	Principal Amount	Value
U.S. TREASURY OBLIGATIONS - (3.8%)

U.S. Treasury Inflation Protected Securities 0.625% due 01/15/24 ^	$1,282,170	($1,271,367)

Total Securities Sold Short (Proceeds $1,258,762)		($1,271,367)

(d)	Open futures contracts outstanding as of March 31, 2023 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Euro-Bund	06/23	6	$855,764	$883,911	$28,147
U.S. Treasury 2-Year Notes	06/23	5	1,020,865	1,032,265	11,400
U.S. Treasury Ultra 10-Year Notes	06/23	17	2,051,537	2,059,391	7,854

					47,401

Short Futures Outstanding
Australia 3-Year Bonds	06/23	2	143,442	145,476	(2,034)
Euro-Bobl	06/23	2	249,878	255,682	(5,804)
Euro-BTP	06/23	7	847,367	875,679	(28,312)
Euro-Buxl	06/23	1	143,262	152,763	(9,501)
Euro-OAT	06/23	2	273,444	282,469	(9,025)
Euro-Schatz	06/23	67	7,621,759	7,679,957	(58,198)
Japan 10-Year Bonds	06/23	2	2,188,848	2,231,143	(42,295)
Short Term Euro-BTP	06/23	5	565,161	571,369	(6,208)
U.S. Treasury 5-Year Notes	06/23	9	985,354	985,570	(216)
U.S. Treasury 10-Year Notes	06/23	8	901,899	919,375	(17,476)
U.S. Treasury Long Bonds	06/23	9	1,126,744	1,180,406	(53,662)
U.S. Treasury Ultra 30-Year Bonds	06/23	3	409,455	423,375	(13,920)

					(246,651)

Total Futures Contracts					($199,250)

(e)	Forward foreign currency contracts outstanding as of March 31, 2023 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
EUR	16,000	USD	17,270	04/23	BRC	$86	$—
EUR	20,000	USD	21,714	04/23	DUB	—	(19)
EUR	36,000	USD	38,756	04/23	DUB	295	—
EUR	22,000	USD	23,940	04/23	RBS	—	(76)
EUR	34,000	USD	36,191	04/23	SCB	690	—
JPY	8,000,000	USD	60,313	04/23	JPM	—	(22)
USD	123,595	EUR	115,000	04/23	DUB	—	(1,151)
USD	74,340	EUR	70,000	04/23	JPM	—	(1,592)
USD	1,134,980	EUR	1,069,000	04/23	UBS	—	(24,610)
USD	123,012	GBP	102,000	04/23	UBS	—	(2,826)
USD	42,525	JPY	5,787,957	04/23	DUB	—	(1,096)
USD	40,485	JPY	5,400,000	04/23	JPM	—	(212)

Total Forward Foreign Currency Contracts						$1,071	($31,604)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2023

(f)	Purchased options outstanding as of March 31, 2023 were as follows:

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Cost	Value
Call - 5-Year Interest Rate Swap	Pay	USD-SOFR	2.200%	04/26/23	GSC	$600,000	$6,405	$94
Call - 5-Year Interest Rate Swap	Pay	USD-SOFR	2.200%	05/31/23	MSC	1,200,000	14,400	1,113

							20,805	1,207

Put - 30-Year Interest Rate Swap	Receive	USD-LIBOR	2.237%	11/17/23	DUB	300,000	18,621	55,521

Total Interest Rate Swaptions							$39,426	$56,728

Total Purchased Options							$39,426	$56,728

(g)	Premiums received and value of written options outstanding as of March 31, 2023 were as follows:

Inflation Floor/Cap Options

Description	Initial Index	Floating Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Cap - U.S. CPI Urban Consumers	$233.92	Maximum of [0, Final Index/ Initial Index - (1 + 4.000%)10]	04/22/24	JPM	$700,000	$5,093	$—

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - 10-Year Interest Rate Swap	Receive	USD-SOFR	2.350%	04/26/23	GSC	$400,000	$7,898	($83)
Call - 10-Year Interest Rate Swap	Receive	USD-SOFR	2.350%	05/31/23	MSC	600,000	13,073	(855)

							20,971	(938)

Put - 5-Year Interest Rate Swap	Pay	USD-LIBOR	2.340%	11/17/23	DUB	1,300,000	16,380	(66,503)

Total Interest Rate Swaptions							$37,351	($67,441)

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Premium	Value
Call - U.S. Treasury 10-Year Notes (05/23)	$119.00	04/21/23	CME	1	$119,000	$914	($125)
Call - Euro-Bund (05/23)	EUR 140.00	04/21/23	EUX	2	EUR 280,000	1,950	(651)

						2,864	(776)

Put - U.S. Treasury 10-Year Notes (05/23)	$112.00	04/21/23	CME	1	$112,000	536	(109)
Put - Euro-Bund (05/23)	EUR 132.50	04/21/23	EUX	2	EUR 265,000	1,755	(781)

						2,291	(890)

Total Options on Futures						$5,155	($1,666)

Total Written Options						$47,599	($69,107)

(h)	Swap agreements outstanding as of March 31, 2023 were as follows:

Interest Rate Swaps – Long

Receive	Pay	Payment Frequency Receive Rate/ Pay Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
5.150%	U.S. CPI Urban Consumers	Z / Z	LCH	05/23/23	$100,000	($263)	$—	($263)
5.185%	U.S. CPI Urban Consumers	Z / Z	LCH	05/24/23	200,000	(400)	—	(400)
(0.526%)	EUR-LIBOR	A / Q	LCH	11/21/23	EUR 800,000	(25,566)	—	(25,566)
0.650%	EUR-LIBOR	A / S	LCH	04/12/27	100,000	(10,259)	—	(10,259)
0.650%	EUR-LIBOR	A / S	LCH	05/11/27	100,000	(10,358)	—	(10,358)
1.000%	EUR-LIBOR	A / S	LCH	05/13/27	100,000	(8,633)	—	(8,633)
2.335%	U.S. CPI Urban Consumers	Z / Z	LCH	02/05/28	$190,000	(18,515)	338	(18,853)
2.364%	U.S. CPI Urban Consumers	Z / Z	LCH	05/10/28	50,000	(4,683)	—	(4,683)
2.379%	U.S. CPI Urban Consumers	Z / Z	LCH	07/09/28	500,000	(46,297)	(287)	(46,010)
2.165%	U.S. CPI Urban Consumers	Z / Z	LCH	04/16/29	100,000	(12,311)	—	(12,311)
1.998%	U.S. CPI Urban Consumers	Z / Z	LCH	07/25/29	100,000	(13,582)	—	(13,582)
1.760%	U.S. CPI Urban Consumers	Z / Z	LCH	11/04/29	400,000	(64,532)	(708)	(63,824)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2023

Receive	Pay	Payment Frequency Receive Rate/ Pay Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1.380%	Eurostat Eurozone HICP	Z / Z	LCH	03/15/31	EUR 200,000	($44,630)	($1,361)	($43,269)
2.879%	EUR-LIBOR	A / S	LCH	08/15/32	400,000	(2,172)	—	(2,172)
0.000%	EUR-LIBOR	A / S	LCH	11/04/32	200,000	(54,897)	—	(54,897)
0.000%	EUR-LIBOR	A / S	LCH	11/08/32	600,000	(164,896)	—	(164,896)
2.547%	EUR-LIBOR	A / S	LCH	03/09/33	100,000	(3,884)	—	(3,884)
3.000%	EUR-LIBOR	A / S	LCH	09/20/33	400,000	2,482	(4,856)	7,338
3.085%	USD-SOFR	A / A	LCH	02/13/34	$1,000,000	3,906	(7,726)	11,632
2.488%	Eurostat Eurozone HICP	Z / Z	LCH	05/15/37	EUR 70,000	(4,269)	60	(4,329)
1.387%	Eurostat Eurozone HICP	Z / Z	LCH	08/15/49	20,000	(8,766)	—	(8,766)
2.421%	Eurostat Eurozone HICP	Z / Z	LCH	05/15/52	10,000	(1,347)	—	(1,347)
1.888%	USD-LIBOR	S / Q	LCH	11/21/53	$100,000	(24,376)	—	(24,376)

						($518,248)	($14,540)	($503,708)

Interest Rate Swaps – Short

Pay	Receive	Payment Frequency Pay Rate/ Receive Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
2.263%	U.S. CPI Urban Consumers	Z / Z	LCH	04/27/23	$60,000	$5,361	$—	$5,361
2.263%	U.S. CPI Urban Consumers	Z / Z	LCH	05/09/23	120,000	10,832	—	10,832
2.281%	U.S. CPI Urban Consumers	Z / Z	LCH	05/10/23	180,000	15,760	—	15,760
1.030%	France CPI Ex Tobacco	Z / Z	LCH	03/15/24	EUR 140,000	13,424	(53)	13,477
2.314%	U.S. CPI Urban Consumers	Z / Z	LCH	02/26/26	$200,000	20,372	—	20,372
2.419%	U.S. CPI Urban Consumers	Z / Z	LCH	03/05/26	100,000	9,673	—	9,673
2.768%	U.S. CPI Urban Consumers	Z / Z	LCH	05/13/26	100,000	7,622	—	7,622
2.690%	U.S. CPI Urban Consumers	Z / Z	LCH	06/01/26	100,000	7,837	—	7,837
3.000%	Eurostat Eurozone HICP	Z / Z	LCH	05/15/27	EUR 100,000	3,412	50	3,362
1.798%	U.S. CPI Urban Consumers	Z / Z	LCH	08/25/27	$500,000	75,978	—	75,978
1.890%	U.S. CPI Urban Consumers	Z / Z	LCH	08/27/27	500,000	72,745	—	72,745
3.250%	3-Month NZD-Bank Bills	S / Q	CME	03/21/28	NZD 100,000	3,274	290	2,984
2.645%	U.S. CPI Urban Consumers	Z / Z	LCH	09/10/28	$100,000	6,130	—	6,130
1.840%	USD-LIBOR	S / Q	LCH	11/21/28	400,000	27,581	—	27,581
2.359%	Eurostat Eurozone HICP	Z / Z	LCH	08/15/30	EUR 200,000	9,026	1,107	7,919
2.311%	U.S. CPI Urban Consumers	Z / Z	LCH	02/24/31	$200,000	23,303	94	23,209
2.720%	Eurostat Eurozone HICP	Z / Z	LCH	06/15/32	EUR 100,000	1,585	(965)	2,550
0.190%	EUR-LIBOR	A / S	LCH	11/04/52	60,000	30,954	—	30,954
0.197%	EUR-LIBOR	A / S	LCH	11/08/52	200,000	102,898	—	102,898
2.500%	EUR-LIBOR	A / S	LCH	09/20/53	200,000	(1,820)	5,225	(7,045)
2.865%	USD-SOFR	A / A	LCH	02/13/54	$500,000	(368)	9,568	(9,936)

						$445,579	$15,316	$430,263

Total Interest Rate Swaps						($72,669)	$776	($73,445)

Total Return Swaps – Long

Receive	Pay	Payment Frequency	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
U.S. Treasury Inflation Protected Securities 0.125% due 10/15/24	4.770%	Z	MSC	04/21/23	$1,000,000	$6,955	$—	$6,955
U.S. Treasury Inflation Protected Securities 0.125% due 04/15/25	4.770%	Z	MSC	04/21/23	1,000,000	7,585	—	7,585
U.S. Treasury Inflation Protected Securities 0.125% due 07/15/31	4.770%	Z	MSC	04/21/23	1,000,000	5,904	—	5,904
U.S. Treasury Inflation Protected Securities 0.250% due 01/15/25	4.770%	Z	MSC	04/21/23	500,000	5,056	—	5,056
U.S. Treasury Inflation Protected Securities 0.625% due 01/15/24	4.770%	Z	MSC	04/21/23	1,000,000	10,859	—	10,859

						$36,359	$—	$36,359

Total Swap Agreements						($36,310)	$776	($37,086)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2023

Balances reported in the Statement of Assets and Liabilities for Over the Counter (OTC) Swaps and Centrally Cleared Swaps

	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Swap Agreements
Assets	$—	$36,359
Liabilities	—	—
Centrally Cleared Swap Agreements (1)
Assets	16,732	466,214
Liabilities	(15,956)	(539,659)

	$776	($37,086)

(1)	Includes cumulative value on centrally cleared swaps, as reported in the Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.

(i)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2023:

		Total Value at March 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$106,371	$—	$106,371	$—
	Mortgage-Backed Securities	1,740,133	—	1,740,133	—
	Asset-Backed Securities	385	—	385	—
	U.S. Treasury Obligations	32,155,397	—	32,155,397	—
	Foreign Government Bonds & Notes	1,162,414	—	1,162,414	—
	Short-Term Investments	539,903	140,951	398,952	—
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	1,071	—	1,071	—
	Interest Rate Contracts
	Futures	47,401	47,401	—	—
	Purchased Options	56,728	—	56,728	—
	Swaps	502,573	—	502,573	—

	Total Interest Rate Contracts	606,702	47,401	559,301	—

	Total Assets - Derivatives	607,773	47,401	560,372	—

	Total Assets	36,312,376	188,352	36,124,024	—

Liabilities	Sale-buyback Financing Transactions	(1,148,696)	—	(1,148,696)	—
	Securities Sold Short
	U.S. Treasury Obligations	(1,271,367)	—	(1,271,367)	—
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(31,604)	—	(31,604)	—
	Interest Rate Contracts
	Futures	(246,651)	(246,651)	—	—
	Written Options	(69,107)	—	(69,107)	—
	Swaps	(539,659)	—	(539,659)	—

	Total Interest Rate Contracts	(855,417)	(246,651)	(608,766)	—

	Total Liabilities - Derivatives	(887,021)	(246,651)	(640,370)	—

	Total Liabilities	(3,307,084)	(246,651)	(3,060,433)	—

	Total	$33,005,292	($58,299)	$33,063,591	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments

March 31, 2023

	Shares	Value
COMMON STOCKS - 0.0%

Financial - 0.0%

CBL & Associates Properties Inc REIT	2,876	$73,741

Total Common Stocks (Cost $40,014)		73,741

	Principal Amount
CORPORATE BONDS & NOTES - 18.1%

Basic Materials - 0.2%

Anglo American Capital PLC (South Africa) 3.625% due 09/11/24 ~	$215,000	209,943
CF Industries Inc 4.950% due 06/01/43	85,000	73,453
DuPont de Nemours Inc 5.319% due 11/15/38	55,000	55,437
Glencore Funding LLC (Australia) 2.500% due 09/01/30 ~	135,000	113,164
International Flavors & Fragrances Inc 1.832% due 10/15/27 ~	200,000	169,913
2.300% due 11/01/30 ~	66,000	53,013
LYB International Finance III LLC 1.250% due 10/01/25	59,000	53,482
Nutrien Ltd (Canada) 5.000% due 04/01/49	30,000	27,577

		755,982

Communications - 1.1%

Amazon.com Inc 3.950% due 04/13/52	75,000	66,648
AT&T Inc 2.250% due 02/01/32	110,000	89,975
3.500% due 06/01/41	110,000	86,906
3.550% due 09/15/55	181,000	130,153
Charter Communications Operating LLC 2.250% due 01/15/29	300,000	250,360
3.500% due 06/01/41	40,000	27,484
3.700% due 04/01/51	225,000	144,273
4.400% due 04/01/33	300,000	266,465
Comcast Corp 2.800% due 01/15/51	472,000	319,279
3.250% due 11/01/39	175,000	142,195
Corning Inc 5.750% due 08/15/40	20,000	21,121
Cox Communications Inc 2.950% due 10/01/50 ~	60,000	38,549
Discovery Communications LLC 3.625% due 05/15/30	100,000	88,750
eBay Inc 5.900% due 11/22/25	200,000	205,522
Expedia Group Inc 3.800% due 02/15/28	800,000	758,517
Paramount Global 2.900% due 01/15/27	50,000	45,595
T-Mobile USA Inc 3.875% due 04/15/30	840,000	788,846
Verizon Communications Inc 2.650% due 11/20/40	921,000	658,342

		4,128,980

	Principal Amount	Value

Consumer, Cyclical - 1.5%

7-Eleven Inc 0.950% due 02/10/26 ~	$60,000	$53,977
2.500% due 02/10/41 ~	49,000	33,141
Alimentation Couche-Tard Inc (Canada) 3.439% due 05/13/41 ~	85,000	63,656
3.625% due 05/13/51 ~	90,000	63,155
American Airlines Pass-Through Trust ‘A’ 3.650% due 12/15/29	129,510	112,086
American Airlines Pass-Through Trust ‘AA’ 3.200% due 12/15/29	251,106	225,793
American Airlines Pass-Through Trust ‘B’ 3.950% due 01/11/32	211,055	185,734
AutoZone Inc 3.625% due 04/15/25	100,000	97,504
Delta Air Lines Pass-Through Trust ‘A’ 2.500% due 12/10/29	187,333	164,567
Delta Air Lines Pass-Through Trust ‘B’ 4.250% due 01/30/25	82,196	81,422
Ford Motor Credit Co LLC 1.355% due 02/07/25	EUR 300,000	306,099
3.250% due 09/15/25	300,000	312,564
General Motors Financial Co Inc 1.200% due 10/15/24	$45,000	42,144
2.700% due 06/10/31	65,000	52,124
3.800% due 04/07/25	35,000	34,051
4.350% due 01/17/27	40,000	38,793
Hasbro Inc 3.900% due 11/19/29	50,000	45,560
Hyundai Capital America 1.300% due 01/08/26 ~	40,000	35,939
2.650% due 02/10/25 ~	150,000	143,136
JetBlue Pass-Through Trust ‘B’ 7.750% due 05/15/30	102,872	103,180
Las Vegas Sands Corp 3.200% due 08/08/24	300,000	290,417
Lear Corp 2.600% due 01/15/32	25,000	19,594
Lennar Corp 4.500% due 04/30/24	35,000	34,591
Lowe’s Cos Inc 4.500% due 04/15/30	540,000	533,883
MDC Holdings Inc 2.500% due 01/15/31	40,000	31,147
Mileage Plus Holdings LLC 6.500% due 06/20/27 ~	2,503	2,498
Nissan Motor Acceptance Co LLC 2.000% due 03/09/26 ~	300,000	266,042
2.750% due 03/09/28 ~	300,000	253,939
O’Reilly Automotive Inc 3.900% due 06/01/29	100,000	95,503
Sands China Ltd (Macao) 2.800% due 03/08/27	250,000	214,683
3.350% due 03/08/29	200,000	166,297
5.625% due 08/08/25	310,000	302,418
Starbucks Corp 3.350% due 03/12/50	40,000	29,865
The Home Depot Inc 4.950% due 09/15/52	253,000	253,079
Tractor Supply Co 1.750% due 11/01/30	100,000	79,643
United Airlines Pass-Through Trust ‘A’ 3.100% due 04/07/30	77,247	66,959
3.700% due 09/01/31	200,004	173,293
United Airlines Pass-Through Trust ‘B’ 3.650% due 04/07/27	208,692	193,955
3.650% due 07/07/27	137,222	128,112

		5,330,543

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2023

	Principal Amount	Value

Consumer, Non-Cyclical - 2.1%

AbbVie Inc 3.200% due 11/21/29	$120,000	$111,409
4.050% due 11/21/39	100,000	89,454
4.250% due 11/21/49	640,000	565,360
Altria Group Inc 2.450% due 02/04/32	100,000	78,794
Amgen Inc 5.250% due 03/02/33	115,000	118,214
5.600% due 03/02/43	145,000	149,502
Anheuser-Busch Cos LLC (Belgium) 3.650% due 02/01/26	1,190,000	1,168,735
AstraZeneca PLC (United Kingdom) 6.450% due 09/15/37	35,000	41,325
Baptist Healthcare System Obligated Group 3.540% due 08/15/50	95,000	71,773
BAT Capital Corp (United Kingdom) 2.259% due 03/25/28	200,000	171,616
4.390% due 08/15/37	40,000	32,672
Bon Secours Mercy Health Inc 3.205% due 06/01/50	125,000	88,708
Boston Scientific Corp 4.550% due 03/01/39	30,000	28,248
Bristol-Myers Squibb Co 2.350% due 11/13/40	25,000	18,036
4.550% due 02/20/48	90,000	85,136
Bunge Ltd Finance Corp 2.750% due 05/14/31	95,000	80,860
CommonSpirit Health 2.782% due 10/01/30	185,000	157,360
6.073% due 11/01/27	200,000	205,468
CVS Health Corp 4.875% due 07/20/35	630,000	615,254
DH Europe Finance II Sarl 3.250% due 11/15/39	60,000	50,117
Elevance Health Inc 2.250% due 05/15/30	105,000	90,214
Gilead Sciences Inc 2.600% due 10/01/40	90,000	66,443
Global Payments Inc 3.200% due 08/15/29	122,000	107,425
5.400% due 08/15/32	300,000	294,399
HCA Inc 5.250% due 06/15/26	440,000	440,654
Humana Inc 4.800% due 03/15/47	20,000	18,289
Illumina Inc 5.800% due 12/12/25	300,000	302,998
Kellogg Co 5.250% due 03/01/33	87,000	89,348
Keurig Dr Pepper Inc 3.200% due 05/01/30	165,000	150,672
Kraft Heinz Foods Co 4.375% due 06/01/46	35,000	30,523
4.625% due 10/01/39	65,000	59,651
MedStar Health Inc 3.626% due 08/15/49	90,000	65,763
MyMichigan Health 3.409% due 06/01/50	55,000	39,812
PeaceHealth Obligated Group 3.218% due 11/15/50	115,000	81,802
Philip Morris International Inc 5.125% due 11/17/27	300,000	307,190
Piedmont Healthcare Inc 2.864% due 01/01/52	55,000	35,723
Quanta Services Inc 2.350% due 01/15/32	90,000	71,508
Regeneron Pharmaceuticals Inc 1.750% due 09/15/30	600,000	485,815

	Principal Amount	Value
S&P Global Inc 2.700% due 03/01/29	$82,000	$74,638
Smithfield Foods Inc 3.000% due 10/15/30 ~	100,000	79,862
Takeda Pharmaceutical Co Ltd (Japan) 2.050% due 03/31/30	225,000	190,075
Thermo Fisher Scientific Inc 2.000% due 10/15/31	85,000	70,916
Triton Container International Ltd (Bermuda) 2.050% due 04/15/26 ~	150,000	133,256
Tyson Foods Inc 3.550% due 06/02/27	75,000	71,574
UnitedHealth Group Inc 3.250% due 05/15/51	230,000	173,132
5.875% due 02/15/53	40,000	45,031
Universal Health Services Inc 2.650% due 10/15/30	4,000	3,210
University of Miami 4.063% due 04/01/52	20,000	17,190
Utah Acquisition Sub Inc 3.950% due 06/15/26	105,000	100,085
Verisk Analytics Inc 5.750% due 04/01/33	75,000	78,797
Viatris Inc 3.850% due 06/22/40	60,000	42,165
West Virginia United Health System Obligated Group 3.129% due 06/01/50	55,000	37,162

		7,783,363

Energy - 1.0%

Boardwalk Pipelines LP 4.450% due 07/15/27	85,000	82,886
BP Capital Markets America Inc 2.772% due 11/10/50	225,000	152,607
2.939% due 06/04/51	55,000	38,215
Continental Resources Inc 5.750% due 01/15/31 ~	300,000	288,486
Coterra Energy Inc 3.900% due 05/15/27	85,000	81,183
DT Midstream Inc 4.300% due 04/15/32 ~	70,000	62,822
Enbridge Inc (Canada) 5.700% due 03/08/33	80,000	83,259
Energy Transfer Operating LP 3.900% due 05/15/24	230,000	225,242
3.900% due 07/15/26	305,000	293,544
6.750% due 05/15/25	20,000	17,677
7.125% due 05/15/30	10,000	8,435
8.892% (USD LIBOR + 4.028%) due 05/01/23 §	20,000	17,813
Eni SPA (Italy) 4.000% due 09/12/23 ~	200,000	198,394
Exxon Mobil Corp 2.995% due 08/16/39	180,000	145,744
Flex Intermediate Holdco LLC 3.363% due 06/30/31 ~	45,000	37,020
4.317% due 12/30/39 ~	35,000	26,673
Gray Oak Pipeline LLC 2.600% due 10/15/25 ~	300,000	278,300
3.450% due 10/15/27 ~	125,000	113,403
HF Sinclair Corp 2.625% due 10/01/23	35,000	34,448
5.875% due 04/01/26	63,000	63,711
Kinder Morgan Inc 5.625% due 11/15/23 ~	200,000	199,855
MPLX LP 4.500% due 04/15/38	105,000	93,425

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2023

	Principal Amount	Value
NGPL PipeCo LLC 3.250% due 07/15/31 ~	$50,000	$42,481
Phillips 66 Co 3.550% due 10/01/26 ~	100,000	95,468
4.900% due 10/01/46 ~	50,000	45,816
Pioneer Natural Resources Co 1.900% due 08/15/30	135,000	109,985
Sabine Pass Liquefaction LLC 5.625% due 03/01/25	200,000	201,350
Schlumberger Holdings Corp 3.900% due 05/17/28 ~	40,000	38,491
Shell International Finance BV (Netherlands) 3.125% due 11/07/49	50,000	37,366
Targa Resources Corp 4.200% due 02/01/33	20,000	18,006
5.200% due 07/01/27	91,000	90,303
TransCanada PipeLines Ltd (Canada) 6.200% due 10/15/37	55,000	58,065
Western Midstream Operating LP 3.350% due 02/01/25	30,000	28,677
4.300% due 02/01/30	60,000	54,675
4.500% due 03/01/28	30,000	28,410
4.650% due 07/01/26	50,000	48,375
5.300% due 03/01/48	57,000	48,384
5.500% due 08/15/48	60,000	51,757
5.500% due 02/01/50	30,000	25,500

		3,566,251

Financial - 8.2%

AerCap Ireland Capital DAC (Ireland) 2.450% due 10/29/26	150,000	134,813
3.150% due 02/15/24	150,000	145,497
AIB Group PLC (Ireland) 4.263% due 04/10/25 ~	200,000	195,818
Air Lease Corp 3.000% due 09/15/23	555,000	547,826
3.375% due 07/01/25	60,000	57,211
Alexandria Real Estate Equities Inc REIT 1.875% due 02/01/33	100,000	75,039
American Express Co 3.375% due 05/03/24	40,000	39,226
American Homes 4 Rent LP REIT 4.250% due 02/15/28	200,000	187,890
American International Group Inc 4.375% due 06/30/50	140,000	119,791
American Tower Corp REIT 1.500% due 01/31/28	135,000	114,947
2.950% due 01/15/51	41,000	26,301
3.100% due 06/15/50	64,000	42,089
Athene Global Funding 2.500% due 01/14/25 ~	215,000	203,041
Australia & New Zealand Banking Group Ltd (Australia) 4.400% due 05/19/26 ~	205,000	198,155
Avolon Holdings Funding Ltd (Ireland) 2.125% due 02/21/26 ~	45,000	40,041
2.528% due 11/18/27 ~	523,000	443,024
4.250% due 04/15/26 ~	365,000	343,585
Banco Santander SA (Spain) 3.848% due 04/12/23	200,000	199,915
Bank of America Corp 2.572% due 10/20/32	275,000	224,952
2.676% due 06/19/41	420,000	297,483
3.705% due 04/24/28	370,000	350,050
4.376% due 04/27/28	1,265,000	1,224,659
Bank of Ireland Group PLC (Ireland) 6.253% due 09/16/26 ~	300,000	298,505
Bank of Montreal (Canada) 3.803% due 12/15/32	40,000	36,145

	Principal Amount	Value
Barclays PLC (United Kingdom) 4.972% due 05/16/29	$200,000	$193,060
7.325% due 11/02/26	200,000	205,007
7.385% due 11/02/28	200,000	212,169
7.750% due 09/15/23	300,000	275,936
Berkshire Hathaway Finance Corp 3.850% due 03/15/52	150,000	125,883
BNP Paribas SA (France) 1.904% due 09/30/28 ~	900,000	766,110
2.159% due 09/15/29 ~	200,000	166,871
2.219% due 06/09/26 ~	200,000	183,829
4.375% due 03/01/33 ~	250,000	227,964
5.125% due 01/13/29 ~	200,000	200,569
BPCE SA (France) 1.652% due 10/06/26 ~	295,000	265,300
Brixmor Operating Partnership LP REIT 2.250% due 04/01/28	70,000	60,140
2.500% due 08/16/31	25,000	19,340
Brookfield Finance Inc (Canada) 3.500% due 03/30/51	115,000	76,766
Brown & Brown Inc 2.375% due 03/15/31	220,000	176,025
Capital One Financial Corp 3.800% due 01/31/28	170,000	156,086
Citigroup Inc 3.057% due 01/25/33	840,000	711,477
5.950% due 05/15/25	50,000	46,660
8.870% (USD LIBOR + 4.068%) due 07/30/23 §	90,000	89,550
Cooperatieve Rabobank UA (Netherlands) 4.375% due 08/04/25	260,000	251,706
4.655% due 08/22/28 ~	300,000	291,773
Corebridge Financial Inc 3.650% due 04/05/27 ~	135,000	126,647
3.850% due 04/05/29 ~	25,000	22,850
Credit Agricole SA (France) 1.247% due 01/26/27 ~	250,000	223,495
Credit Suisse AG (Switzerland) 3.700% due 02/21/25	250,000	237,608
4.750% due 08/09/24	300,000	291,090
Credit Suisse Group AG (Switzerland) 2.193% due 06/05/26 ~	250,000	223,176
3.869% due 01/12/29 ~	300,000	267,841
4.194% due 04/01/31 ~	420,000	373,926
4.282% due 01/09/28 ~	250,000	225,938
6.537% due 08/12/33 ~	400,000	412,000
9.750% due 06/23/27 ~	230,000	13,225
Crown Castle Inc REIT 3.100% due 11/15/29	100,000	88,952
Danske Bank AS (Denmark) 4.298% due 04/01/28 ~	300,000	283,484
5.375% due 01/12/24 ~	400,000	396,414
Deutsche Bank AG (Germany) 2.625% due 12/16/24 ~	GBP 200,000	228,089
3.961% due 11/26/25	$300,000	284,033
6.119% due 07/14/26	300,000	290,717
Empower Finance LP (Canada) 3.075% due 09/17/51 ~	115,000	75,175
Equinix Inc REIT 2.000% due 05/15/28	109,000	93,275
F&G Global Funding 1.750% due 06/30/26 ~	45,000	40,498
Federation des Caisses Desjardins du Quebec (Canada) 4.400% due 08/23/25 ~	400,000	390,432
5.700% due 03/14/28 ~	200,000	205,014
Fifth Third Bancorp 6.361% due 10/27/28	200,000	201,506
Healthcare Realty Holdings LP REIT 2.000% due 03/15/31	200,000	156,296

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2023

	Principal Amount	Value
Healthpeak OP LLC REIT 2.125% due 12/01/28	$79,000	$68,597
HSBC Holdings PLC (United Kingdom) 2.871% due 11/22/32	200,000	162,343
4.041% due 03/13/28	230,000	215,979
5.210% due 08/11/28	200,000	198,131
7.336% due 11/03/26	200,000	207,710
7.390% due 11/03/28	200,000	213,038
Hudson Pacific Properties LP REIT 4.650% due 04/01/29	800,000	562,223
ING Groep NV (Netherlands) 3.950% due 03/29/27	700,000	669,684
Intesa Sanpaolo SPA (Italy) 5.017% due 06/26/24 ~	370,000	355,611
JPMorgan Chase & Co 5.546% due 12/15/25	500,000	503,695
KKR Group Finance Co II LLC 5.500% due 02/01/43 ~	30,000	28,493
Life Storage LP REIT 2.400% due 10/15/31	75,000	60,542
Lloyds Banking Group PLC (United Kingdom) 4.375% due 03/22/28	500,000	475,044
Macquarie Group Ltd (Australia) 1.340% due 01/12/27 ~	185,000	165,220
MassMutual Global Funding II 5.050% due 12/07/27 ~	300,000	303,934
MetLife Inc 4.125% due 08/13/42	110,000	92,349
Mitsubishi UFJ Financial Group Inc (Japan) 1.538% due 07/20/27	230,000	203,716
Mizuho Financial Group Inc (Japan) 3.261% due 05/22/30	300,000	266,082
5.414% due 09/13/28	240,000	241,216
Morgan Stanley 2.475% due 01/21/28	1,810,000	1,654,958
3.737% due 04/24/24	70,000	69,877
4.457% due 04/22/39	150,000	137,297
NatWest Group PLC (United Kingdom) 4.445% due 05/08/30	200,000	187,968
4.892% due 05/18/29	200,000	192,212
New York Life Global Funding 0.950% due 06/24/25 ~	40,000	36,849
New York Life Insurance Co 3.750% due 05/15/50 ~	150,000	121,412
Northwestern Mutual Global Funding 1.700% due 06/01/28 ~	50,000	43,069
Office Properties Income Trust REIT 4.500% due 02/01/25	50,000	43,201
Omega Healthcare Investors Inc REIT 3.375% due 02/01/31	800,000	632,759
Physicians Realty LP REIT 2.625% due 11/01/31	30,000	23,666
Principal Life Global Funding II 1.250% due 06/23/25 ~	20,000	18,309
Public Storage REIT 1.950% due 11/09/28	38,000	33,404
2.250% due 11/09/31	32,000	26,577
Sabra Health Care LP REIT 3.200% due 12/01/31	50,000	36,727
Santander Holdings USA Inc 3.450% due 06/02/25	700,000	655,892
4.500% due 07/17/25	100,000	95,610
Scentre Group Trust 1 REIT (Australia) 3.625% due 01/28/26 ~	220,000	210,837
Societe Generale SA (France) 1.792% due 06/09/27 ~	300,000	260,405
4.250% due 04/14/25 ~	200,000	187,713
Standard Chartered PLC (United Kingdom) 1.456% due 01/14/27 ~	500,000	439,673

	Principal Amount	Value
Sumitomo Mitsui Financial Group Inc (Japan) 2.472% due 01/14/29	$300,000	$258,262
Teachers Insurance & Annuity Association of America 3.300% due 05/15/50 ~	50,000	36,152
6.850% due 12/16/39 ~	18,000	20,225
The Bank of Nova Scotia (Canada) 4.588% due 05/04/37	70,000	61,762
The Goldman Sachs Group Inc 1.948% due 10/21/27	360,000	321,969
2.383% due 07/21/32	330,000	268,140
2.640% due 02/24/28	320,000	292,190
4.017% due 10/31/38	620,000	537,322
Truist Financial Corp 5.900% due 10/28/26	300,000	299,377
UBS Group AG (Switzerland) 1.494% due 08/10/27 ~	200,000	172,433
7.000% due 01/31/24 ~	250,000	237,803
UDR Inc REIT 1.900% due 03/15/33	30,000	22,464
2.100% due 08/01/32	200,000	154,609
Wells Fargo & Co 2.393% due 06/02/28	1,600,000	1,441,804
4.611% due 04/25/53	70,000	62,185
Westpac Banking Corp (Australia) 3.133% due 11/18/41	53,000	36,583
WP Carey Inc REIT 2.250% due 04/01/33	55,000	41,965
2.400% due 02/01/31	75,000	61,288

		29,828,460

Industrial - 0.7%

CSX Corp 3.800% due 11/01/46	70,000	57,593
Graphic Packaging International LLC 1.512% due 04/15/26 ~	95,000	84,738
Kansas City Southern 4.700% due 05/01/48	292,000	268,171
Martin Marietta Materials Inc 3.450% due 06/01/27	40,000	37,989
Masco Corp 2.000% due 10/01/30	125,000	100,001
Norfolk Southern Corp 3.050% due 05/15/50	80,000	55,589
Northrop Grumman Corp 3.250% due 01/15/28	65,000	61,790
3.850% due 04/15/45	500,000	419,913
Otis Worldwide Corp 3.112% due 02/15/40	85,000	66,032
Raytheon Technologies Corp 3.750% due 11/01/46	170,000	140,870
5.150% due 02/27/33	68,000	70,807
Textron Inc 2.450% due 03/15/31	700,000	590,704
The Boeing Co 2.196% due 02/04/26	305,000	283,118
3.100% due 05/01/26	455,000	431,193

		2,668,508

Technology - 1.1%

Activision Blizzard Inc 1.350% due 09/15/30	58,000	47,012
Analog Devices Inc 2.800% due 10/01/41	20,000	15,285
Apple Inc 3.450% due 02/09/45	140,000	120,290
3.950% due 08/08/52	215,000	192,991

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2023

	Principal Amount	Value
Broadcom Inc 2.450% due 02/15/31 ~	$500,000	$409,589
3.187% due 11/15/36 ~	26,000	19,725
3.469% due 04/15/34 ~	300,000	246,616
CGI Inc (Canada) 2.300% due 09/14/31	90,000	71,311
Dell International LLC 6.200% due 07/15/30	60,000	62,606
KLA Corp 3.300% due 03/01/50	425,000	325,397
4.650% due 07/15/32	97,000	97,983
Leidos Inc 2.300% due 02/15/31	35,000	28,421
Marvell Technology Inc 2.950% due 04/15/31	30,000	25,072
Microchip Technology Inc 0.972% due 02/15/24	32,000	30,729
0.983% due 09/01/24	18,000	16,998
2.670% due 09/01/23	22,000	21,694
NXP BV (China) 2.500% due 05/11/31	625,000	517,073
3.250% due 05/11/41	90,000	65,672
Open Text Corp (Canada) 6.900% due 12/01/27 ~	500,000	516,250
Oracle Corp 2.400% due 09/15/23	200,000	197,329
3.950% due 03/25/51	270,000	203,570
6.150% due 11/09/29	100,000	106,560
Roper Technologies Inc 1.750% due 02/15/31	100,000	79,999
Take-Two Interactive Software Inc 3.700% due 04/14/27	79,000	76,458
VMware Inc 1.400% due 08/15/26	100,000	88,500
4.700% due 05/15/30	165,000	160,260
Workday Inc 3.500% due 04/01/27	52,000	49,787
Xilinx Inc 2.375% due 06/01/30	153,000	133,599

		3,926,776

Utilities - 2.2%

Alexander Funding Trust 1.841% due 11/15/23 ~	200,000	194,058
APA Infrastructure Ltd (Australia) 4.200% due 03/23/25 ~	40,000	39,203
Atmos Energy Corp 2.850% due 02/15/52	60,000	40,852
Berkshire Hathaway Energy Co 2.850% due 05/15/51	100,000	68,880
Consolidated Edison Co of New York Inc 6.150% due 11/15/52	90,000	101,594
Constellation Energy Generation LLC 3.250% due 06/01/25	2,235,000	2,156,048
5.800% due 03/01/33	92,000	94,964
Consumers Energy Co 3.250% due 08/15/46	45,000	33,732
Duke Energy Carolinas LLC 2.850% due 03/15/32	300,000	261,118
Duke Energy Corp 4.500% due 08/15/32	100,000	96,772
Duquesne Light Holdings Inc 2.775% due 01/07/32 ~	60,000	48,523
Edison International 5.750% due 06/15/27	70,000	71,552
Emera US Finance LP (Canada) 4.750% due 06/15/46	100,000	81,281
Enel Finance America LLC (Italy) 7.100% due 10/14/27 ~	300,000	322,670

	Principal Amount	Value
Enel Finance International NV (Italy) 2.650% due 09/10/24 ~	$400,000	$386,306
Entergy Arkansas LLC 2.650% due 06/15/51	45,000	29,205
Entergy Louisiana LLC 2.900% due 03/15/51	50,000	34,134
Evergy Inc 2.900% due 09/15/29	130,000	116,622
Eversource Energy 4.600% due 07/01/27	91,000	91,179
Fells Point Funding Trust 3.046% due 01/31/27 ~	135,000	125,374
Fortis Inc (Canada) 3.055% due 10/04/26	135,000	126,805
Indiana Michigan Power Co 3.250% due 05/01/51	45,000	31,913
ITC Holdings Corp 2.950% due 05/14/30 ~	65,000	57,299
4.950% due 09/22/27 ~	84,000	84,560
Jersey Central Power & Light Co 4.300% due 01/15/26 ~	125,000	122,783
JSW Hydro Energy Ltd (India) 4.125% due 05/18/31 ~	265,500	220,539
NextEra Energy Capital Holdings Inc 5.000% due 07/15/32	185,000	186,345
NRG Energy Inc 2.000% due 12/02/25 ~	80,000	72,118
2.450% due 12/02/27 ~	90,000	77,070
OGE Energy Corp 0.703% due 05/26/23	35,000	34,756
Pacific Gas and Electric Co 1.700% due 11/15/23	345,000	336,647
2.950% due 03/01/26	50,000	46,562
3.150% due 01/01/26	200,000	186,792
3.250% due 02/16/24	115,000	112,678
3.450% due 07/01/25	85,000	81,086
3.750% due 08/15/42	33,000	23,484
PacifiCorp 4.150% due 02/15/50	80,000	68,657
PG&E Energy Recovery Funding LLC 2.822% due 07/15/48	205,000	150,385
PG&E Wildfire Recovery Funding LLC 4.263% due 06/01/38	30,000	29,082
5.099% due 06/01/54	65,000	66,329
5.212% due 12/01/49	190,000	195,216
Public Service Co of Oklahoma 3.150% due 08/15/51	120,000	83,354
ReNew Wind Energy AP2 (India) 4.500% due 07/14/28 ~	400,000	336,311
San Diego Gas & Electric Co 2.950% due 08/15/51	100,000	69,718
Southern California Edison Co 1.200% due 02/01/26	95,000	85,574
3.700% due 08/01/25	300,000	292,546
4.125% due 03/01/48	60,000	49,760
Southern Co Gas Capital Corp 3.950% due 10/01/46	75,000	58,294
Southern Power Co 5.150% due 09/15/41	70,000	65,961
Union Electric Co 3.900% due 04/01/52	51,000	42,922
Vistra Operations Co LLC 4.875% due 05/13/24 ~	92,000	90,763
Xcel Energy Inc 4.600% due 06/01/32	200,000	194,331

		8,074,707

Total Corporate Bonds & Notes (Cost $72,274,198)		66,063,570

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2023

	Principal Amount	Value

SENIOR LOAN NOTES - 0.2%

Financial - 0.2%

Qatar National Bank QPSC (Qatar) 5.340% (USD LIBOR + 0.800%) due 11/06/23 §	$600,000	$599,300

Total Senior Loan Notes (Cost $597,864)		599,300

MORTGAGE-BACKED SECURITIES - 28.6%

Collateralized Mortgage Obligations - Commercial - 2.6%

ACRE Commercial Mortgage Ltd (Cayman) 5.591% (USD LIBOR + 0.830%) due 12/18/37 ~ §	171,630	168,847
6.161% (USD LIBOR + 1.400%) due 12/18/37 ~ §	180,000	174,767
BAMLL Re-REMIC Trust 2.007% due 11/26/47 ~ §	190,000	173,823
BDS LLC 6.828% (SOFR + 2.137%) due 08/19/38 ~ §	300,000	300,322
Benchmark Mortgage Trust 3.458% due 03/15/55	300,000	264,735
BPR Trust 6.191% (SOFR + 1.364%) due 02/15/29 ~ §	320,000	312,778
Citigroup Commercial Mortgage Trust 3.778% due 09/10/58	700,000	671,773
CLNC Ltd CLO (Cayman) 6.056% (SOFR + 1.364%) due 08/20/35 ~ §	263,202	260,162
Commercial Mortgage Trust 2.398% due 01/10/38 ~ §	300,000	263,624
CSMC Trust 8.681% (SOFR + 3.853%) due 09/16/25 ~ §	560,000	488,054
Fannie Mae 1.764% due 11/25/31 §	300,000	244,296
2.151% due 04/25/32 §	1,050,000	886,430
3.700% due 01/25/36	100,000	93,419
Fannie Mae (IO) 2.348% due 01/25/31 §	4,907,980	457,760
FHLMC Multifamily Structured Pass-Through Certificates 1.211% due 10/25/30 §	2,700,000	203,206
1.981% due 12/25/31 §	400,000	333,731
2.400% due 03/25/32	400,000	348,987
3.710% due 09/25/32 §	290,000	278,697
3.820% due 12/25/32 §	300,000	290,818
FHLMC Multifamily Structured Pass-Through Certificates (IO) 1.195% due 11/25/30 §	3,235,000	241,167
1.364% due 12/25/29 §	1,490,000	94,635
Freddie Mac Multiclass Certificates (IO) 2.608% due 10/27/28 §	2,670,000	298,554
Freddie Mac Multifamily Structured Credit Risk 6.360% (SOFR + 1.800%) due 07/25/41 ~ §	358,164	326,878
FREMF Mortgage Trust 3.576% due 01/25/26 ~ §	350,000	326,285
3.881% due 01/25/50 ~ §	415,000	393,019
3.933% due 12/25/46 ~ §	300,000	296,880
FRR Re-REMIC Trust 0.422% due 10/27/46 ~ §	100,000	98,237
Government National Mortgage Association 1.450% due 01/16/63	295,109	234,681
2.843% due 11/16/47 §	38,297	34,907
3.000% due 10/16/64 §	100,000	78,890

	Principal Amount	Value
Government National Mortgage Association (IO) 0.323% due 01/16/53 §	$3,818,147	$33,095
0.421% due 04/16/47 §	1,918,277	18,278
0.640% due 02/16/61 §	685,055	39,171
PFP Ltd CLO (Cayman) 6.128% (USD LIBOR + 1.400%) due 04/14/38 ~ §	261,987	246,401
Ready Capital Mortgage Financing LLC 7.358% (SOFR + 2.552%) due 10/25/39 ~ §	299,574	297,942
SLG Office Trust 2.585% due 07/15/41 ~	235,000	187,857
Wells Fargo Commercial Mortgage Trust 5.834% (USD LIBOR + 1.150%) due 02/15/40 ~ §	199,985	189,522

		9,652,628

Collateralized Mortgage Obligations - Residential - 3.1%

Ajax Mortgage Loan Trust 2.239% due 06/25/66 ~	215,303	202,501
Alternative Loan Trust 3.046% due 06/25/37 §	50,154	36,654
Anchor Mortgage Trust 2.600% due 10/25/26 ~	206,493	200,631
CFMT LLC 0.946% due 12/26/30 ~ §	125,408	122,349
1.374% due 02/25/31 ~ §	665,000	629,150
Chase Mortgage Finance Trust 3.705% due 09/25/36 §	32,362	26,487
CSMC Trust 1.538% due 02/25/66 ~ §	278,921	232,642
1.668% due 09/27/60 ~ §	448,751	429,762
Fannie Mae 2.000% due 08/25/50	300,000	232,101
2.500% due 02/25/44	125,725	109,404
3.500% due 09/25/45	130,347	113,588
3.500% due 11/25/57	674,314	646,119
5.395% (USD LIBOR + 0.550%) due 09/25/41 §	59,345	58,775
5.500% due 04/25/35	217,590	227,497
6.375% (US PRIME - 1.625%) due 11/25/23 §	3,880	3,842
Fannie Mae (IO) 1.155% (6.000% - USD LIBOR) due 11/25/45 §	810,065	93,798
1.255% (6.100% - USD LIBOR) due 09/25/46 §	212,366	15,389
2.500% due 01/25/49	840,036	107,349
4.000% due 03/25/43	109,219	18,055
4.000% due 04/25/43	438,072	73,273
Freddie Mac REMICS 3.000% due 08/15/48	47,092	41,914
4.000% due 04/25/52	100,000	94,652
5.138% (USD LIBOR + 0.190%) due 10/15/43 §	170,558	165,920
8.000% due 04/15/30	31,997	34,087
Freddie Mac REMICS (IO) 2.000% due 10/25/50	85,658	11,583
2.500% due 05/25/49	272,659	37,817
2.500% due 09/25/50	149,896	22,824
3.500% due 04/15/43	131,609	21,383
4.000% due 04/15/43	34,566	1,421
Freddie Mac Strips (IO) 1.152% (6.100% - USD LIBOR) due 08/15/44 §	106,024	12,653
Government National Mortgage Association 1.968% (USD LIBOR + 0.750%) due 04/20/67 §	408,177	407,945
2.500% due 10/20/51	98,226	85,925
4.625% due 09/20/66 §	519,502	533,735

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2023

	Principal Amount	Value
5.166% (USD LIBOR + 0.600%) due 07/20/65 §	$534,329	$528,868
5.366% (USD LIBOR + 0.800%) due 06/20/66 §	395,591	393,499
5.366% (USD LIBOR + 0.800%) due 07/20/66 §	697,283	693,662
5.579% (SOFR + 1.020%) due 12/20/72 §	201,479	203,257
5.699% (SOFR + 1.140%) due 11/20/72 §	252,530	256,460
5.846% (USD LIBOR + 1.280%) due 01/20/71 §	790,974	792,175
5.846% (USD LIBOR + 1.280%) due 02/20/71 §	569,896	569,590
Government National Mortgage Association (IO) 0.777% due 03/20/71 §	7,470,981	240,743
1.152% (6.100% - USD LIBOR) due 10/16/46 §	151,066	23,997
1.389% (6.150% - USD LIBOR) due 02/20/46 §	700,918	84,934
2.500% due 08/20/50	157,248	21,845
2.500% due 09/20/50	80,543	11,132
2.500% due 10/20/50	164,341	22,154
4.000% due 11/20/44	331,764	58,959
4.500% due 11/16/45	139,913	27,831
Great Hall Mortgages PLC (United Kingdom) 5.093% (USD LIBOR + 0.130%) due 06/18/39 ~ §	88,531	87,420
GS Mortgage-Backed Securities Corp Trust 2.000% due 12/25/60 ~ §	620,000	509,690
HarborView Mortgage Loan Trust 3.964% due 08/19/36 §	69,178	53,839
New Residential Mortgage Loan Trust 2.492% due 09/25/59 ~ §	64,253	59,045
PRPM LLC 2.115% due 01/25/26 ~ §	235,277	222,303
Seasoned Credit Risk Transfer Trust 3.250% due 11/25/61	180,999	163,137
3.500% due 05/25/57	242,898	230,774
3.500% due 06/25/57	260,806	247,382
Towd Point Mortgage Trust 3.000% due 04/25/60 ~ §	240,000	182,439
3.250% due 10/25/57 ~ §	180,000	159,609
3.429% due 10/25/53 ~ §	300,000	269,729
4.000% due 11/25/47 ~	130,800	126,976

		11,292,674

Fannie Mae - 18.8%

due 04/01/53 #	4,200,000	4,189,172
due 04/01/53 #	4,600,000	4,646,809
due 04/01/53 #	6,400,000	5,742,961
due 04/01/53 #	7,900,000	6,809,738
due 04/01/53 #	7,800,000	7,248,211
due 04/01/53 #	10,300,000	10,092,702
due 04/01/53 #	12,000,000	11,477,858
due 04/01/53 #	2,100,000	1,736,298
1.500% due 03/01/51	77,970	61,454
1.754% due 03/01/32 §	449,830	370,132
2.000% due 02/01/51 - 03/01/51	386,862	325,309
2.010% due 01/01/32	350,000	295,239
2.140% due 12/01/33	250,000	209,388
2.160% due 12/01/33	300,000	251,727
2.500% due 09/01/36 - 09/01/61	2,804,675	2,388,071
3.000% due 09/01/28 - 03/01/52	4,455,828	4,053,476
3.500% due 12/01/34 - 09/01/61	2,101,912	1,981,162
3.861% (USD LIBOR + 1.611%) due 11/01/32 §	11,540	11,294
3.890% due 07/01/32	100,000	95,706
4.000% due 06/01/25 - 08/01/59	1,022,295	997,315

	Principal Amount	Value
4.043% (UST + 2.043%) due 09/01/35 §	$6,408	$6,343
4.140% due 07/01/32	660,000	653,828
4.293% (COFI + 1.927%) due 12/01/36 §	485	481
4.338% (US FED + 1.200%) due 10/01/44 §	4,219	4,022
4.405% (UST + 2.360%) due 11/01/34 §	11,740	12,061
4.410% due 10/01/32	474,567	480,264
4.500% due 06/01/24 - 09/01/57	724,668	720,986
4.510% due 10/01/32	500,000	509,519
4.550% due 10/01/32	515,000	527,172
4.600% due 10/01/32	343,000	352,298
4.900% due 12/01/32	409,000	430,405
5.000% due 02/01/35 - 01/01/59	244,542	252,583
5.500% due 09/01/23 - 05/01/58	1,448,758	1,492,179
6.000% due 02/01/33 - 06/01/40	77,488	80,455
6.500% due 01/01/53	98,098	102,241

		68,608,859

Freddie Mac - 1.8%

1.500% due 11/01/41 - 02/01/51	142,197	113,931
2.000% due 09/01/41 - 11/01/51	628,879	532,478
2.500% due 10/01/50 - 12/01/51	1,052,098	919,219
2.850% due 03/01/33	1,280,165	1,143,902
2.877% (USD LIBOR + 1.619%) due 11/01/47 §	119,030	115,277
3.000% due 10/01/46 - 05/01/47	379,045	348,820
3.007% (USD LIBOR + 1.628%) due 11/01/48 §	319,524	305,753
3.097% (USD LIBOR + 1.621%) due 02/01/50 §	190,368	184,249
3.250% (UST + 2.250%) due 04/01/32 §	3,299	3,266
3.500% due 04/01/37 - 06/01/46	588,495	563,198
3.501% (USD LIBOR + 1.733%) due 06/01/35 §	18,051	18,261
3.585% (USD LIBOR + 1.345%) due 09/01/35 §	2,253	2,252
3.750% due 08/01/32	300,000	288,165
4.000% due 11/01/33 - 07/01/49	1,625,587	1,587,525
4.120% (USD LIBOR + 1.870%) due 09/01/35 §	5,455	5,363
4.339% (UST + 2.250%) due 11/01/31 §	676	661
4.500% due 11/01/44	42,213	42,194
5.000% due 08/01/48 - 07/01/52	312,976	315,098
5.500% due 04/01/38 - 05/01/40	235,577	244,400

		6,734,012

Government National Mortgage Association - 2.3%

2.000% due 12/20/50	270,076	228,345
2.500% due 01/20/51 - 09/20/52	1,233,982	1,089,601
2.808% due 07/20/71 §	260,376	234,095
3.000% due 09/15/42 - 04/20/52	1,181,567	1,077,186
3.093% due 12/20/71 §	288,084	262,156
3.500% due 01/20/46 - 11/20/50	726,287	690,502
4.000% due 02/20/49 - 08/20/52	1,324,256	1,280,206
4.500% due 03/20/49 - 06/20/52	966,263	966,341
5.000% due 10/15/38 - 06/20/52	1,293,924	1,312,828
5.500% due 09/20/52 - 03/20/53	541,223	547,984
6.424% (UST + 1.735%) due 10/20/71 §	251,883	261,818
6.536% (UST + 1.836%) due 08/20/71 §	249,483	260,518

		8,211,580

Total Mortgage-Backed Securities (Cost $109,575,143)		104,499,753

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2023

	Principal Amount	Value

ASSET-BACKED SECURITIES - 4.6%

ACE Securities Corp Home Equity Loan Trust 5.820% (USD LIBOR + 0.975%) due 07/25/35 §	$37,882	$37,760
American Homes 4 Rent LP 5.885% due 04/17/52 ~	300,000	295,686
AmeriCredit Automobile Receivables Trust 1.210% due 12/18/26	540,000	491,900
AMSR Trust 2.006% due 11/17/37 ~	365,000	330,983
2.327% due 10/17/38 ~	128,000	110,902
2.751% due 06/17/38 ~ §	350,000	292,710
4.000% due 10/17/39 ~	250,000	214,067
Aqua Finance Trust 3.970% due 07/17/46 ~	210,000	179,817
Bear Stearns Asset-Backed Securities I Trust 5.850% (USD LIBOR + 1.005%) due 06/25/35 §	154,199	146,881
Business Jet Securities LLC 2.918% due 04/15/36 ~	208,763	192,367
2.981% due 11/15/35 ~	197,464	187,346
Cars Net Lease Mortgage Notes 3.100% due 12/15/50 ~	98,875	88,015
Cascade MH Asset Trust 2.708% due 02/25/46 ~	284,000	219,158
Continental Finance Credit Card ABS Master Trust 2.240% due 12/15/28 ~	370,000	353,030
Credit Acceptance Auto Loan Trust 1.640% due 06/17/30 ~	665,000	613,664
8.450% due 02/15/33 ~	300,000	308,883
Crossroads Asset Trust 1.120% due 06/20/25 ~	116,000	114,629
DataBank Issuer 2.060% due 02/27/51 ~	250,000	222,197
Exeter Automobile Receivables Trust 5.300% due 09/15/27	160,000	158,796
6.760% due 09/15/28	400,000	402,834
FirstKey Homes Trust 2.389% due 08/17/38 ~	300,000	255,906
2.668% due 10/19/37 ~	500,000	454,467
4.500% due 07/17/26 ~	289,000	277,591
4.500% due 07/17/39 ~	350,000	310,485
FMC GMSR Issuer Trust 3.620% due 07/25/26 ~ §	300,000	258,025
3.650% due 02/25/24 ~ §	630,000	605,210
3.850% due 10/25/26 ~ §	210,000	180,568
4.450% due 01/25/26 ~ §	500,000	459,713
FORT CRE Issuer LLC CLO 6.410% (SOFR + 1.850%) due 02/23/39 ~ §	300,000	290,564
Freddie Mac Structured Pass-Through Certificates 3.089% due 11/25/27	187,565	176,623
Freed ABS Trust 5.790% due 08/20/29 ~	240,000	238,476
GLS Auto Receivables Issuer Trust 1.140% due 11/17/25 ~	92,080	90,822
1.640% due 10/15/26 ~	75,000	71,834
GSAA Home Equity Trust 5.895% (USD LIBOR + 1.050%) due 06/25/35 §	270,000	211,034
JP Morgan Mortgage Acquisition Trust 5.145% (USD LIBOR + 0.300%) due 01/25/37 §	160,000	153,042
KREF Ltd CLO 6.206% (SOFR + 1.450%) due 02/17/39 ~ §	300,000	295,834
Lendmark Funding Trust 1.900% due 11/20/31 ~	450,000	393,504

	Principal Amount	Value
2.470% due 11/20/31 ~	$100,000	$85,205
6.600% due 07/20/32 ~	400,000	386,983
LFT CRE Ltd CLO (Cayman) 6.634% (USD LIBOR + 1.950%) due 06/15/39 ~ §	250,000	239,756
Mariner Finance Issuance Trust 2.960% due 07/20/32 ~	146,154	144,541
Marlette Funding Trust 1.810% due 12/15/31 ~	400,000	364,351
Merrill Lynch Mortgage Investors Trust 5.165% (USD LIBOR + 0.320%) due 04/25/37 §	311,915	156,859
NRZ Excess Spread-Collateralized Notes 3.104% due 07/25/26 ~	303,778	273,698
3.844% due 12/25/25 ~	186,787	174,557
Oak Street Investment Grade Net Lease Fund 1.850% due 11/20/50 ~	191,862	173,309
OneMain Financial Issuance Trust 3.450% due 09/14/35 ~	120,000	102,937
Pagaya AI Debt Selection Trust 1.180% due 11/15/27 ~	74,955	74,350
Pagaya AI Technology in Housing Trust 4.250% due 08/25/25 ~	400,000	384,190
PNMAC GMSR Issuer Trust 8.810% (SOFR + 4.250%) due 05/25/27 ~ §	150,000	150,164
PRET LLC 2.487% due 10/25/51 ~ §	340,681	321,402
Progress Residential Trust 2.106% due 04/17/38 ~	565,000	485,172
Regional Management Issuance Trust 1.680% due 03/17/31 ~	198,000	184,921
3.040% due 03/17/31 ~	191,000	165,057
Santander Consumer Auto Receivables Trust 1.570% due 01/15/27 ~	100,000	92,009
Santander Drive Auto Receivables Trust 4.140% due 02/16/27	210,000	207,279
6.690% due 03/17/31	413,000	428,024
SCF Equipment Leasing LLC 1.540% due 10/21/30 ~	345,000	310,138
Securitized Asset-Backed Receivables LLC Trust 4.975% (USD LIBOR + 0.130%) due 05/25/37 §	48,611	36,248
United Auto Credit Securitization Trust 1.140% due 06/10/26 ~	450,000	440,403
United States Small Business Administration 2.690% due 07/01/44	43,100	38,376
2.980% due 04/01/39	42,585	39,808
US Auto Funding Trust 5.130% due 12/15/25 ~	300,000	289,458
VCAT LLC 2.289% due 12/26/50 ~	248,275	237,920
VOLT XCII LLC 1.893% due 02/27/51 ~	109,312	100,478
VOLT XCIII LLC 1.893% due 02/27/51 ~	404,269	373,460
VOLT XCIV LLC 2.240% due 02/27/51 ~	272,770	256,521
Westlake Automobile Receivables Trust 5.480% due 09/15/27 ~	290,000	283,949

Total Asset-Backed Securities (Cost $17,655,274)		16,686,846

U.S. TREASURY OBLIGATIONS - 24.0%

U.S. Treasury Bonds - 11.2%

1.125% due 08/15/40	460,000	304,445
1.250% due 05/15/50	614,000	357,319

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2023

	Principal Amount	Value
1.375% due 08/15/50	$45,000	$27,051
1.625% due 11/15/50	400,000	256,750
1.750% due 08/15/41	2,655,000	1,924,460
1.875% due 02/15/41	1,400,000	1,048,277
1.875% due 11/15/51	1,030,000	701,828
2.000% due 11/15/41	225,000	169,994
2.000% due 02/15/50	450,000	319,219
2.000% due 08/15/51	765,000	538,443
2.250% due 05/15/41	1,015,000	806,945
2.250% due 08/15/46	50,000	37,773
2.250% due 08/15/49	700,000	526,805
2.250% due 02/15/52	1,530,000	1,141,703
2.375% due 02/15/42	950,000	764,472
2.375% due 05/15/51	1,380,000	1,060,255
2.875% due 05/15/43	1,700,000	1,470,201
2.875% due 08/15/45	1,300,000	1,108,834
2.875% due 05/15/52	2,925,000	2,503,446
3.000% due 05/15/42	600,000	533,285
3.000% due 08/15/48	300,000	262,172
3.000% due 08/15/52	2,245,000	1,972,794
3.125% due 02/15/43	102,000	91,798
3.125% due 08/15/44	1,800,000	1,607,414
3.250% due 05/15/42	9,835,000	9,079,703
3.375% due 08/15/42	8,400,000	7,890,750
3.375% due 05/15/44	900,000	837,773
3.500% due 02/15/39	150,000	148,356
3.875% due 08/15/40	320,000	328,450
3.875% due 02/15/43	1,045,000	1,054,552
4.000% due 11/15/42	1,030,000	1,058,325
4.000% due 11/15/52	10,000	10,616
4.250% due 05/15/39	400,000	431,891
4.625% due 02/15/40	400,000	450,484

		40,826,583

U.S. Treasury Inflation Protected Securities - 1.8%

0.125% due 07/15/31 ^	1,004,598	925,901
0.125% due 01/15/32 ^	539,625	493,284
0.250% due 02/15/50 ^	232,732	169,100
0.625% due 01/15/24 ^	3,333,642	3,305,554
0.625% due 07/15/32 ^	514,835	492,160
0.625% due 02/15/43 ^	390,372	329,993
1.000% due 02/15/49 ^	118,890	105,904
1.125% due 01/15/33 ^	903,906	902,374

		6,724,270

U.S. Treasury Notes - 11.0%

0.500% due 02/28/26	940,000	854,611
0.500% due 10/31/27	1,675,000	1,453,979
0.625% due 10/15/24	100,000	94,605
0.750% due 01/31/28	1,145,000	1,000,421
0.875% due 06/30/26	194,000	176,953
0.875% due 09/30/26	166,300	150,657
1.250% due 03/31/28	540,000	481,813
1.375% due 11/15/31	88,500	74,724
1.500% due 02/15/30	95,000	83,311
1.875% due 02/28/29	700,000	636,139
2.250% due 11/15/25	2,090,000	2,006,073
2.625% due 05/31/27	6,775,000	6,497,781
2.750% due 04/30/27	40,000	38,562
2.750% due 07/31/27	1,270,000	1,223,367
2.750% due 05/31/29	3,755,000	3,580,011
2.750% due 08/15/32	1,550,000	1,459,059
2.875% due 04/30/29	1,340,000	1,286,897
2.875% due 05/15/32	4,180,000	3,978,837
3.125% due 08/31/27	605,000	591,907
3.125% due 08/31/29	1,595,000	1,552,944
3.500% due 02/15/33	3,000,000	3,004,922
3.625% due 03/31/30	1,670,000	1,678,089

	Principal Amount	Value
3.875% due 12/31/29	$780,000	$794,259
4.000% due 10/31/29	1,930,000	1,977,044
4.125% due 10/31/27	5,370,000	5,474,044
4.625% due 03/15/26	10,000	10,229

		40,161,238

Total U.S. Treasury Obligations (Cost $93,265,381)		87,712,091

FOREIGN GOVERNMENT BONDS & NOTES - 0.6%

Chile Government (Chile) 2.550% due 01/27/32	200,000	171,229
Chile Government International (Chile) 3.500% due 01/31/34	300,000	267,580
Israel Government (Israel) 4.125% due 01/17/48	600,000	527,381
Mexico Government (Mexico) 2.659% due 05/24/31	200,000	167,410
4.125% due 01/21/26	200,000	197,343
Panama Government (Panama) 4.500% due 04/16/50	200,000	152,828
Peruvian Government (Peru) 6.350% due 08/12/28 ~	PEN 1,800,000	466,803
Romanian Government International (Romania) 3.000% due 02/27/27 ~	$300,000	273,597
Russian Federal (Russia) 7.050% due 01/19/28	RUB 87,222,000	67,396
7.250% due 05/10/34	5,970,000	4,613
7.700% due 03/16/39	50,360,000	38,913

Total Foreign Government Bonds & Notes (Cost $4,673,483)		2,335,093

MUNICIPAL BONDS - 0.3%

New York State Urban Development Corp 1.346% due 03/15/26	$700,000	645,536
Regents of the University of California Medical Center Pooled Revenue ‘N’ 3.706% due 05/15/20	120,000	81,636
State of California 7.625% due 03/01/40	180,000	233,153

Total Municipal Bonds (Cost $1,120,468)		960,325

SHORT-TERM INVESTMENTS - 34.7%

Commercial Paper - 0.3%

American Electric Power Co Inc 5.292% due 04/04/23	400,000	399,774
Duke Energy Corp 5.440% due 04/20/23	400,000	398,840
Republic Services Inc 5.393% due 04/17/23	600,000	598,534

		1,397,148

	Shares

Money Market Fund - 11.2%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 4.700%	40,821,940	40,821,940

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2023

	Principal Amount	Value

Repurchase Agreements - 5.5%

BNP Paribas 4.890% due 04/03/23 (Dated 03/31/23, Repurchase price of $100,041: collateralized by U.S. Treasury Inflation Protected Bond: 0.125% due 02/15/51 and value $103,228)	$100,000	$100,000
BNP Paribas 4.910% due 04/03/23 (Dated 03/31/23, Repurchase price of $100,041: collateralized by U.S. Treasury Note: 0.500% due 10/31/27 and value $102,186)	100,000	100,000
BNP Paribas 4.950% due 04/03/23 (Dated 03/31/23, Repurchase price of $100,041: collateralized by U.S. Treasury Note: 0.500% due 04/30/27 and value $102,296)	100,000	100,000
Citigroup Global Markets, Inc. 4.890% due 04/03/23 (Dated 03/31/23, Repurchase price of $100,041: collateralized by U.S. Treasury Note: 3.500% due 09/15/25 and value $103,094)	100,000	100,000
Citigroup Global Markets, Inc. 4.900% due 04/03/23 (Dated 03/31/23, Repurchase price of $8,003,267: collateralized by U.S. Treasury Note: 0.250% due 09/30/25 and value $8,174,750)	8,000,000	8,000,000
Citigroup Global Markets, Inc. 4.920% due 04/03/23 (Dated 03/31/23, Repurchase price of $100,041: collateralized by U.S. Treasury Note: 3.500% due 09/15/25 and value $103,094)	100,000	100,000
Citigroup Global Markets, Inc. 4.950% due 04/03/23 (Dated 03/31/23, Repurchase price of $100,041: collateralized by U.S. Treasury Note: 3.500% due 09/15/25 and value $103,094)	100,000	100,000
Deutsche Bank 4.840% due 04/04/23 (Dated 04/03/23, Repurchase price of $1,000,134: collateralized by U.S. Treasury Bond: 1.125% due 08/15/40 and value $1,033,864)	1,000,000	1,000,000
Deutsche Bank 4.880% due 04/04/23 (Dated 04/03/23, Repurchase price of $9,901,342: collateralized by U.S. Treasury Inflation Protected Bond: 0.125% due 04/15/25 and value $10,164,551)	9,900,000	9,900,000
Deutsche Bank 4.920% due 04/03/23 (Dated 03/31/23, Repurchase price of $100,041: collateralized by U.S. Treasury Bond: 2.875% due 05/15/52 and value $104,360)	100,000	100,000
Deutsche Bank 4.960% due 04/03/23 (Dated 03/31/23, Repurchase price of $100,041: collateralized by U.S. Treasury Inflation Protected Bond: 0.125% due 07/15/24 and value $103,726)	100,000	100,000
Deutsche Bank 4.960% due 04/03/23 (Dated 03/31/23, Repurchase price of $100,041: collateralized by U.S. Treasury Note: 1.375% due 11/15/31 and value $103,506)	100,000	100,000
JP Morgan Securities LLC 4.960% due 04/03/23 (Dated 03/31/23, Repurchase price of $100,041: collateralized by U.S. Treasury Inflation Protected Bond: 0.375% due 07/15/23 and value $101,838)	100,000	100,000

	Principal Amount	Value
JP Morgan Securities LLC 4.960% due 04/03/23 (Dated 03/31/23, Repurchase price of $100,041: collateralized by U.S. Treasury Note: 2.625% due 04/15/25 and value $102,693)	$100,000	$100,000

		20,000,000

U.S. Government Agency Issues - 6.4%

Federal Home Loan Banks
4.281% due 05/03/23	3,800,000	3,785,624
4.405% due 05/16/23	2,500,000	2,486,456
4.424% due 05/19/23	15,300,000	15,211,345
4.680% due 06/21/23	1,900,000	1,880,576

		23,364,001

U.S. Treasury Bills - 11.3%

1.170% due 04/04/23	300,000	299,962
3.433% due 04/11/23	590,000	589,400
4.115% due 04/25/23	15,900,000	15,856,142
4.235% due 04/27/23	1,200,000	1,196,324
4.289% due 05/09/23	2,000,000	1,991,045
4.310% due 05/02/23 ‡	810,000	807,009
4.366% due 05/04/23	1,600,000	1,593,643
4.410% due 05/16/23	12,900,000	12,830,027
4.472% due 05/11/23	1,600,000	1,592,156
4.487% due 06/01/23	240,000	238,217
4.534% due 05/25/23	500,000	496,671
4.558% due 05/18/23	520,000	516,961
4.641% due 06/15/23	2,500,000	2,476,497
4.811% due 09/07/23	780,000	764,097

		41,248,151

Total Short-Term Investments (Cost $126,808,559)		126,831,240

TOTAL INVESTMENTS - 111.1% (Cost $426,010,384)		405,761,959

TOTAL SECURITIES SOLD SHORT - (0.1%) (PROCEEDS $490,359)		(496,085)

DERIVATIVES - 0.6%		2,336,676

OTHER ASSETS & LIABILITIES, NET - (11.6%)		(42,359,240)

NET ASSETS - 100.0%		$365,243,310

Notes to Schedule of Investments

(a)	As of March 31, 2023, the Fund’s composition as a percentage of net assets was as follows:

Short-Term Investments	34.7%
Mortgage-Backed Securities	28.6%
U.S. Treasury Obligations	24.0%
Corporate Bonds & Notes	18.1%
Asset-Backed Securities	4.6%
Others (each less than 3.0%)	1.1%

	111.1%
Securities Sold Short	(0.1%	)
Derivatives	0.6%
Other Assets & Liabilities, Net	(11.6%	)

	100.0%

(b)

As of March 31, 2023, an investment with a value of $60,775 was fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts, forward foreign currency contracts, option contracts and swap agreements.

(c)	The average amount of borrowings by the Fund on sale-buyback financing transactions during the year ended March 31, 2023 was $577,620 at a weighted average interest rate of 0.560%.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2023

(d)	Securities sold short outstanding as of March 31, 2023 were as follows:

Description	Principal Amount	Value
Mortgage-Backed Securities - (0.1%)

Fannie Mae
due 04/13/53 #	$600,000	($496,085)

Total Securities Sold Short (Proceeds $490,359)		($496,085)

(e)	Open futures contracts outstanding as of March 31, 2023 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
SOFR	09/23	18	$4,344,575	$4,280,625	($63,950)
SOFR	12/23	8	1,905,149	1,907,900	2,751
SOFR	03/26	13	3,132,532	3,154,613	22,081
U.S. Fed Funds	04/23	15	5,949,566	5,949,538	(28)
U.S. Treasury 5-Year Notes	06/23	632	68,050,990	69,208,936	1,157,946
U.S. Treasury 10-Year Notes	06/23	128	14,298,183	14,710,001	411,818
U.S. Treasury Long Bonds	06/23	102	13,150,719	13,377,937	227,218
U.S. Treasury Ultra 10-Year Notes	06/23	25	2,998,325	3,028,516	30,191
U.S. Treasury Ultra Long Bonds	06/23	65	8,888,552	9,173,125	284,573

					2,072,600

Short Futures Outstanding
Euro-Bund	06/23	28	4,001,905	4,124,917	(123,012)
Euro-OAT	06/23	2	273,444	282,469	(9,025)
Japan 10-Year Bonds	06/23	4	4,379,918	4,462,286	(82,368)
SOFR	03/24	82	19,614,026	19,618,500	(4,474)
SOFR	03/25	32	7,694,908	7,750,000	(55,092)
U.S. Treasury 2-Year Notes	06/23	109	22,328,989	22,503,391	(174,402)
U.S. Treasury 10-Year Notes	06/23	184	20,997,307	21,145,626	(148,319)

					(596,692)

Total Futures Contracts					$1,475,908

(f)	Forward foreign currency contracts outstanding as of March 31, 2023 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
AUD	809,000	USD	540,071	04/23	DUB	$783	$—
AUD	860,372	USD	599,906	04/23	MSC	—	(24,420)
BRL	2,982,258	USD	587,012	04/23	BRC	985	—
BRL	2,860,385	USD	538,719	04/23	JPM	25,249	—
CAD	2,731,563	USD	2,045,272	04/23	JPM	—	(23,605)
CLP	12,047,036	USD	13,994	04/23	SCB	1,139	—
CNH	7,999,228	USD	1,181,163	04/23	JPM	—	(15,666)
CNH	4,981,029	USD	725,216	04/23	JPM	526	—
DKK	245,000	USD	35,760	04/23	DUB	—	(87)
DKK	1,560,000	USD	224,838	04/23	DUB	2,302	—
EUR	381,054	NOK	4,325,456	04/23	MSC	186	—
EUR	2,100,538	USD	2,291,142	04/23	BNP	—	(10,811)
EUR	704,000	USD	762,041	04/23	DUB	1,618	—
EUR	595,000	USD	636,680	04/23	HSB	8,743	—
EUR	876,000	USD	951,758	04/23	UBS	—	(1,524)
GBP	3,915,585	USD	4,768,842	04/23	BRC	62,832	—
GBP	347,114	USD	429,949	04/23	MSC	—	(1,588)
GBP	3,114,000	USD	3,858,171	04/23	RBS	—	(15,621)
GBP	275,000	USD	334,692	04/23	RBS	4,647	—
IDR	11,366,062,982	USD	756,275	04/23	JPM	2,560	—
ILS	10,000	USD	2,766	04/23	HSB	16	—
INR	12,452,848	USD	149,512	04/23	JPM	1,869	—
JPY	131,600,000	USD	964,750	04/23	DUB	27,047	—
JPY	101,332,685	USD	767,875	04/23	GSC	—	(2,437)
MXN	42,755,588	USD	2,355,435	04/23	GSC	8,918	—
NOK	4,325,456	EUR	407,232	04/23	MSC	—	(28,605)
USD	213,998	AUD	317,584	04/23	DUB	1,679	—
USD	576,806	AUD	860,372	04/23	MSC	1,321	—
USD	368,061	AUD	542,496	04/23	UBS	5,378	—
USD	568,862	BRL	2,982,258	04/23	BRC	—	(19,137)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2023

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
USD	563,023	BRL	2,860,385	04/23	JPM	$—	($945)
USD	1,553,164	CAD	2,102,288	04/23	JPM	—	(2,768)
USD	468,237	CAD	629,275	04/23	JPM	2,502	—
USD	7,465	CLP	6,023,518	04/23	SCB	—	(101)
USD	1,896,354	CNH	12,980,257	04/23	JPM	5,114	—
USD	35,785	DKK	245,000	04/23	DUB	87	—
USD	257,228	DKK	1,803,989	04/23	UBS	—	(5,438)
USD	2,273,666	EUR	2,100,538	04/23	BNP	—	(6,664)
USD	28,823	EUR	27,000	04/23	DUB	—	(466)
USD	49,402	EUR	46,000	04/23	HSB	—	(496)
USD	26,550	EUR	25,000	04/23	JPM	—	(569)
USD	2,959,016	EUR	2,787,000	04/23	UBS	—	(64,162)
USD	9,496,247	GBP	7,831,170	04/23	BRC	—	(167,101)
USD	423,983	GBP	347,114	04/23	MSC	—	(4,378)
USD	727,370	IDR	11,366,062,982	04/23	JPM	—	(31,465)
USD	151,495	INR	12,452,848	04/23	JPM	114	—
USD	186,586	JPY	24,700,000	04/23	BRC	131	—
USD	773,845	JPY	101,332,685	04/23	GSC	8,407	—
USD	2,160,028	MXN	42,755,588	04/23	GSC	—	(204,325)
USD	820,460	PEN	3,119,399	04/23	BRC	—	(7,738)
USD	107,611	ZAR	1,923,122	04/23	GSC	—	(226)
ZAR	1,923,122	USD	112,276	04/23	GSC	—	(4,439)

Total Forward Foreign Currency Contracts						$174,153	($644,782)

(g)	Purchased options outstanding as of March 31, 2023 were as follows:

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Cost	Value
Put - 1-Year Interest Rate Swap	Receive	USD-SOFR	3.750%	09/11/23	MSC	$9,300,000	$70,680	$63,505

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Cost	Value
Call - U.S. Treasury 5-Year Notes (05/23)	$110.25	04/21/23	CME	2	$220,500	$1,105	$906
Call - U.S. Treasury 5-Year Notes (05/23)	111.00	04/21/23	CME	2	222,000	980	578
Call - U.S. Treasury 30-Year Bonds (05/23)	134.00	04/21/23	CME	1	134,000	877	719

						2,962	2,203

Put - USD-SOFR (12/23)	95.88	12/15/23	CME	13	3,116,100	11,702	5,607
Put - USD-SOFR (12/23)	96.00	12/15/23	CME	32	7,680,000	29,480	16,400

						41,182	22,007

Total Options on Futures						$44,144	$24,210

Total Purchased Options						$114,824	$87,715

(h)	Premiums received and value of written options outstanding as of March 31, 2023 were as follows:

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - 1-Year Interest Rate Swap	Receive	USD-SOFR	2.993%	10/11/23	MSC	$2,800,000	$18,914	($5,552)

Put - 1-Year Interest Rate Swap	Pay	USD-SOFR	4.233%	09/11/23	MSC	9,300,000	44,640	(37,547)
Put - 1-Year Interest Rate Swap	Pay	USD-SOFR	4.715%	09/11/23	MSC	9,300,000	26,040	(19,274)
Put - 1-Year Interest Rate Swap	Pay	USD-SOFR	2.993%	10/11/23	MSC	2,800,000	18,914	(33,158)

							89,594	(89,979)

Total Interest Rate Swaptions							$108,508	($95,531)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2023

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Premium	Value
Call - GBP-FX (04/23)	$122.00	04/06/23	CME	1	$76,250	$922	($1,006)
Call - U.S. Treasury 5-Year Notes (05/23)	107.00	04/21/23	CME	5	535,000	2,648	(12,695)
Call - U.S. Treasury 5-Year Notes (05/23)	107.50	04/21/23	CME	6	645,000	2,380	(12,469)
Call - U.S. Treasury 5-Year Notes (05/23)	109.00	04/21/23	CME	6	654,000	4,865	(5,766)
Call - U.S. Treasury 5-Year Notes (05/23)	109.75	04/21/23	CME	4	439,000	2,931	(2,469)
Call - U.S. Treasury 5-Year Notes (05/23)	110.00	04/21/23	CME	35	3,850,000	22,697	(18,594)
Call - U.S. Treasury 10-Year Notes (05/23)	114.00	04/21/23	CME	11	1,254,000	5,918	(15,813)
Call - U.S. Treasury 10-Year Notes (05/23)	115.00	04/21/23	CME	8	920,000	7,549	(7,250)
Call - U.S. Treasury 10-Year Notes (05/23)	115.50	04/21/23	CME	13	1,501,500	14,665	(9,141)
Call - U.S. Treasury 10-Year Notes (05/23)	116.00	04/21/23	CME	6	696,000	6,474	(3,281)
Call - U.S. Treasury 10-Year Notes (05/23)	117.00	04/21/23	CME	2	234,000	2,168	(656)
Call - Euro-Bund (05/23)	EUR 136.50	04/21/23	EUX	2	EUR 273,000	3,262	(2,494)
Call - U.S. Treasury 10-Year Notes (06/23)	$115.00	05/26/23	CME	3	$345,000	2,104	(4,312)

						78,583	(95,946)

Put - AUD-FX (04/23)	69.00	04/06/23	CME	1	69,000	978	(2,000)
Put - U.S. Treasury 10-Year Notes (04/23)	113.50	04/07/23	CME	3	340,500	2,010	(328)
Put - U.S. Treasury 10-Year Notes (04/23)	114.00	04/07/23	CME	5	570,000	1,898	(1,094)
Put - U.S. Treasury 30-Year Bonds (04/23)	130.00	04/07/23	CME	1	130,000	967	(500)
Put - U.S. Treasury 5-Year Notes (05/23)	106.50	04/21/23	CME	12	1,278,000	4,253	(281)
Put - U.S. Treasury 5-Year Notes (05/23)	107.00	04/21/23	CME	8	856,000	2,392	(313)
Put - U.S. Treasury 5-Year Notes (05/23)	107.75	04/21/23	CME	10	1,077,500	4,006	(1,094)
Put - U.S. Treasury 5-Year Notes (05/23)	108.50	04/21/23	CME	31	3,363,500	11,986	(8,234)
Put - U.S. Treasury 5-Year Notes (05/23)	109.00	04/21/23	CME	19	2,071,000	12,100	(8,609)
Put - U.S. Treasury 10-Year Notes (05/23)	112.50	04/21/23	CME	6	675,000	3,599	(937)
Put - U.S. Treasury 10-Year Notes (05/23)	113.00	04/21/23	CME	4	452,000	3,274	(1,000)
Put - U.S. Treasury 10-Year Notes (05/23)	114.00	04/21/23	CME	25	2,850,000	18,441	(12,891)
Put - U.S. Treasury 30-Year Bonds (05/23)	130.00	04/21/23	CME	2	260,000	3,559	(2,313)
Put - Euro-Bund (05/23)	EUR 134.00	04/21/23	EUX	1	EUR 134,000	1,593	(759)
Put - USD-SOFR (12/23)	$95.25	12/15/23	CME	26	$6,191,250	10,345	(4,712)
Put - USD-SOFR (12/23)	95.38	12/15/23	CME	64	15,260,000	26,766	(13,600)

						108,167	(58,665)

Total Options on Futures						$186,750	($154,611)

Total Written Options						$295,258	($250,142)

(i)	Swap agreements outstanding as of March 31, 2023 were as follows:

Credit Default Swaps on Corporate and Sovereign Issues – Sell Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Counterparty	Implied Credit Spread at 03/31/23 (2)	Notional Amount(3)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Colombia Government	Q	1.000%	06/20/27	MSC	2.348%	$200,000	($10,046)	($11,307)	$1,261
Colombia Government	Q	1.000%	12/20/27	MSC	2.611%	300,000	(19,834)	(26,745)	6,911

							(29,880)	(38,052)	8,172

				Exchange
AT&T Inc	Q	1.000%	06/20/23	ICE	0.424%	300,000	484	430	54
Barclays Bank PLC	Q	1.000%	12/20/23	ICE	0.899%	EUR 100,000	115	120	(5)
Rolls-Royce PLC	Q	1.000%	12/20/24	ICE	1.341%	800,000	(4,640)	(4,034)	(606)
Boeing Co	Q	1.000%	06/20/25	ICE	0.631%	$400,000	3,258	(5,621)	8,879
General Electric Co	Q	1.000%	06/20/26	ICE	0.599%	400,000	4,967	2,736	2,231
Boeing Co	Q	1.000%	12/20/26	ICE	0.784%	300,000	2,323	(1,695)	4,018
Verizon Communications Inc	Q	1.000%	06/20/27	ICE	0.862%	300,000	1,693	(788)	2,481
British Telecommunications PLC	Q	1.000%	06/20/28	ICE	1.163%	EUR 300,000	(2,403)	(1,477)	(926)

							5,797	(10,329)	16,126

Total Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection							($24,083)	($48,381)	$24,298

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2023

Credit Default Swaps on Credit Indices – Buy Protection (4)

Referenced Obligation	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Exchange	Notional Amount(3)	Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX HY 38 5Y	Q	5.000%	06/20/27	ICE	$495,000	($12,300)	($1,386)	($10,914)

Credit Default Swaps on Credit Indices – Sell Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Exchange	Notional Amount(3)	Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX IG 39 5Y	Q	1.000%	12/20/27	ICE	$5,400,000	$64,607	$12,730	$51,877
CDX IG 40 5Y	Q	1.000%	06/20/28	ICE	51,488,500	606,044	429,009	177,035

						$670,651	$441,739	$228,912

Total Credit Default Swaps						$634,268	$391,972	$242,296

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(2)

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate and sovereign issues as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(5)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps - Long

Receive	Pay	Payment Frequency Receive Rate/ Pay Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
0.000%	1-Day JPY-TONAR	A / A	LCH	03/17/24	JPY 1,300,000,000	($5,125)	$19,440	($24,565)
12.275%	BRL-CETIP Interbank	Z / Z	CME	01/02/25	BRL 4,210,000	(2,851)	—	(2,851)
(0.068%)	1-Day JPY-TONAR	S / S	LCH	09/18/26	JPY 120,000,000	(11,191)	—	(11,191)
(0.097%)	1-Day JPY-TONAR	S / S	LCH	09/24/26	82,000,000	(8,322)	106	(8,428)
12.980%	BRL-CETIP Interbank	Z / Z	CME	01/04/27	BRL 4,600,000	19,811	—	19,811
13.024%	BRL-CETIP Interbank	Z / Z	CME	01/04/27	2,110,000	9,518	—	9,518
0.300%	1-Day JPY-TONAR	S / S	LCH	03/20/28	JPY 166,000,000	(4,778)	24,874	(29,652)
3.250%	USD-SOFR	A / A	CME	12/31/29	$1,498,000	5,529	(9,071)	14,600
3.400%	USD-SOFR	A / A	CME	12/31/29	1,026,000	12,653	2,412	10,241
3.000%	EUR-LIBOR	A / S	LCH	09/20/33	EUR 2,900,000	17,992	(29,183)	47,175

						$33,236	$8,578	$24,658

Interest Rate Swaps – Short

Pay	Receive	Payment Frequency Pay Rate/ Receive Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
12.351%	BRL-CETIP Interbank	Z / Z	CME	01/04/27	BRL 2,000,000	($2,014)	$—	($2,014)
12.417%	BRL-CETIP Interbank	Z / Z	CME	01/04/27	4,900,000	(6,895)	—	(6,895)
1.130%	USD-SOFR	A / A	CME	08/15/28	$1,150,000	143,002	5,617	137,385
1.220%	USD-SOFR	A / A	CME	08/15/28	1,264,000	151,272	(82)	151,354
2.850%	USD-SOFR	A / A	CME	02/15/29	976,000	26,026	3,882	22,144
3.270%	USD-SOFR	A / A	CME	04/30/29	1,879,000	10,363	(21,184)	31,547
3.850%	USD-SOFR	A / A	CME	06/30/29	1,228,000	(36,580)	1,467	(38,047)
3.250%	USD-SOFR	A / A	CME	09/30/29	455,000	605	180	425
2.000%	USD-SOFR	A / A	CME	03/18/32	558,000	52,584	4,523	48,061

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2023

Pay	Receive	Payment Frequency Pay Rate/ Receive Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1.750%	USD-SOFR	A / A	CME	06/15/32	$2,600,000	$332,002	$384,506	($52,504)
0.800%	1-Day JPY-TONAR	S / S	LCH	10/22/38	JPY 10,000,000	1,167	—	1,167
0.785%	1-Day JPY-TONAR	S / S	LCH	11/12/38	13,260,000	1,872	45	1,827
0.500%	1-Day JPY-TONAR	A / A	LCH	03/15/42	103,000,000	65,539	29,385	36,154
0.662%	1-Day JPY-TONAR	A / A	LCH	04/19/42	6,000,000	2,263	—	2,263
0.641%	1-Day JPY-TONAR	S / S	CME	05/09/46	187,300,000	132,751	250	132,501
1.520%	USD-SOFR	A / A	CME	02/15/47	$1,005,000	266,331	4,958	261,373
1.729%	USD-SOFR	A / A	CME	02/15/47	92,000	21,155	—	21,155
1.650%	USD-SOFR	A / A	CME	08/15/47	1,493,000	361,244	166,245	194,999
2.510%	USD-SOFR	A / A	CME	02/15/48	187,000	18,264	1,869	16,395
2.600%	USD-SOFR	A / A	CME	02/15/48	508,000	41,706	34,919	6,787
3.050%	USD-SOFR	A / A	CME	02/15/48	364,000	1,545	11,221	(9,676)
3.150%	USD-SOFR	A / A	CME	05/15/48	357,000	(5,691)	(114,914)	109,223
0.800%	1-Day JPY-TONAR	A / A	LCH	06/15/52	JPY 194,000,000	89,633	736	88,897
1.750%	USD-SOFR	A / A	CME	12/21/52	$1,900,000	462,463	368,789	93,674
3.250%	1-Day GBP-SONIA	A / A	LCH	09/20/53	GBP 400,000	(9,176)	12,149	(21,325)

						$2,121,431	$894,561	$1,226,870

Total Interest Rate Swaps						$2,154,667	$903,139	$1,251,528

Total Swap Agreements						$2,788,935	$1,295,111	$1,493,824

Balances reported in the Statement of Assets and Liabilities for Over the Counter (OTC) Swaps and Centrally Cleared Swaps

	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Swap Agreements
Assets	$—	$8,172
Liabilities	(38,052)	—
Centrally Cleared Swap Agreements (1)
Assets	1,522,598	1,705,251
Liabilities	(189,435)	(219,599)

	$1,295,111	$1,493,824

(1)	Includes cumulative value on centrally cleared swaps, as reported in the Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2023

(j)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2023:

		Total Value at March 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$73,741	$73,741	$—	$—
	Corporate Bonds & Notes	66,063,570	—	66,063,570	—
	Senior Loan Notes	599,300	—	599,300	—
	Mortgage-Backed Securities	104,499,753	—	104,499,753	—
	Asset-Backed Securities	16,686,846	—	16,686,846	—
	U.S. Treasury Obligations	87,712,091	—	87,712,091	—
	Foreign Government Bonds & Notes	2,335,093	—	2,335,093	—
	Municipal Bonds	960,325	—	960,325	—
	Short-Term Investments	126,831,240	40,821,940	86,009,300	—
	Derivatives:
	Credit Contracts
	Swaps	254,747	—	254,747	—
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	174,153	—	174,153	—
	Interest Rate Contracts
	Futures	2,136,578	2,136,578	—	—
	Purchased Options	87,715	—	87,715	—
	Swaps	1,458,676	—	1,458,676	—

	Total Interest Rate Contracts	3,682,969	2,136,578	1,546,391	—

	Total Assets - Derivatives	4,111,869	2,136,578	1,975,291	—

	Total Assets	409,873,828	43,032,259	366,841,569	—

Liabilities	Securities Sold Short
	Mortgaged-Backed Securities	(496,085)	—	(496,085)	—
	Derivatives:
	Credit Contracts
	Swaps	(12,451)	—	(12,451)	—
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(644,782)	—	(644,782)	—
	Written Options	(3,006)	—	(3,006)	—

	Total Foreign Currency Contracts	(647,788)	—	(647,788)	—

	Interest Rate Contracts
	Futures	(660,670)	(660,670)	—	—
	Written Options	(247,136)	—	(247,136)	—
	Swaps	(207,148)	—	(207,148)	—

	Total Interest Rate Contracts	(1,114,954)	(660,670)	(454,284)	—

	Total Liabilities - Derivatives	(1,775,193)	(660,670)	(1,114,523)	—

	Total Liabilities	(2,271,278)	(660,670)	(1,610,608)	—

	Total	$407,602,550	$42,371,589	$365,230,961	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments

March 31, 2023

	Principal Amount	Value
CORPORATE BONDS & NOTES - 40.6%

Basic Materials - 1.4%

ArcelorMittal SA (Luxembourg) 3.600% due 07/16/24	$110,000	$107,767
Celanese US Holdings LLC
5.900% due 07/05/24	485,000	485,402
6.050% due 03/15/25	410,000	412,639
Celulosa Arauco y Constitucion SA (Chile) 4.500% due 08/01/24	200,000	196,309
Ecolab Inc
1.650% due 02/01/27	100,000	90,708
5.250% due 01/15/28	290,000	301,055
LYB International Finance III LLC 1.250% due 10/01/25	276,000	250,185
Nucor Corp
2.000% due 06/01/25	130,000	122,337
3.950% due 05/23/25	100,000	98,474
Nutrien Ltd (Canada) 4.900% due 03/27/28	125,000	125,057
POSCO (South Korea) 4.375% due 08/04/25 ~	550,000	541,520
The Sherwin-Williams Co
4.050% due 08/08/24	75,000	74,083
4.250% due 08/08/25	110,000	108,832
Westlake Corp 0.875% due 08/15/24	230,000	217,980

		3,132,348

Communications - 2.4%

Charter Communications Operating LLC 4.908% due 07/23/25	1,140,000	1,129,083
Comcast Corp 5.250% due 11/07/25	105,000	107,341
Cox Communications Inc 3.150% due 08/15/24 ~	495,000	482,662
KT Corp (South Korea) 4.000% due 08/08/25 ~	450,000	440,685
NBN Co Ltd (Australia) 1.450% due 05/05/26 ~	250,000	226,124
NTT Finance Corp (Japan)
4.142% due 07/26/24 ~	200,000	198,244
4.239% due 07/25/25 ~	200,000	197,384
Rogers Communications Inc (Canada) 3.200% due 03/15/27 ~	310,000	291,892
SES SA (Luxembourg) 3.600% due 04/04/23 ~	98,000	98,000
Sky Ltd (United Kingdom) 3.750% due 09/16/24 ~	930,000	912,400
T-Mobile USA Inc
2.250% due 02/15/26	290,000	269,979
3.500% due 04/15/25	190,000	184,791
Verizon Communications Inc
0.850% due 11/20/25	300,000	273,231
1.450% due 03/20/26	330,000	303,770
2.625% due 08/15/26	390,000	368,895

		5,484,481

Consumer, Cyclical - 3.7%

Advance Auto Parts Inc 5.900% due 03/09/26	65,000	66,365
American Airlines Pass-Through Trust ‘B’ 3.700% due 04/15/27	103,554	96,727
Aptiv PLC 2.396% due 02/18/25	225,000	214,449
AutoZone Inc 3.625% due 04/15/25	275,000	268,137
Brunswick Corp 0.850% due 08/18/24	320,000	299,026

	Principal Amount	Value
Daimler Truck Finance North America LLC (Germany)
1.625% due 12/13/24 ~	$300,000	$284,065
5.150% due 01/16/26 ~	150,000	150,676
5.200% due 01/17/25 ~	150,000	150,328
General Motors Financial Co Inc 2.900% due 02/26/25	420,000	401,144
Genuine Parts Co 1.750% due 02/01/25	100,000	94,524
Hasbro Inc 3.000% due 11/19/24	560,000	540,299
Hyatt Hotels Corp 1.300% due 10/01/23	150,000	146,869
Hyundai Capital America
0.800% due 01/08/24 ~	240,000	231,282
0.875% due 06/14/24 ~	100,000	94,713
1.000% due 09/17/24 ~	120,000	112,543
Hyundai Capital Services Inc (South Korea) 2.125% due 04/24/25 ~	200,000	187,661
Lowe’s Cos Inc
3.350% due 04/01/27	60,000	57,566
4.400% due 09/08/25	310,000	308,655
Marriott International Inc
3.600% due 04/15/24	580,000	569,210
3.750% due 03/15/25	55,000	53,533
Nissan Motor Co Ltd (Japan) 3.043% due 09/15/23 ~	660,000	650,247
Nordstrom Inc 2.300% due 04/08/24	40,000	38,253
QVC Inc 4.850% due 04/01/24	365,000	292,463
Ross Stores Inc 4.600% due 04/15/25	920,000	918,599
Starbucks Corp 4.750% due 02/15/26	245,000	246,543
Stellantis Finance US Inc 1.711% due 01/29/27 ~	400,000	354,130
Toyota Motor Credit Corp 3.650% due 08/18/25	410,000	401,113
United Airlines Pass-Through Trust ‘B’ 3.500% due 11/01/29	64,367	58,269
Volkswagen Group of America Finance LLC (Germany) 3.950% due 06/06/25 ~	400,000	392,513
Warnermedia Holdings Inc
3.755% due 03/15/27 ~	700,000	659,802
6.412% due 03/15/26	140,000	140,749

		8,480,453

Consumer, Non-Cyclical - 6.3%

AbbVie Inc
2.600% due 11/21/24	865,000	835,140
2.950% due 11/21/26	520,000	495,108
3.200% due 05/14/26	50,000	48,305
AmerisourceBergen Corp 3.400% due 05/15/24	470,000	460,895
Amgen Inc
5.150% due 03/02/28	225,000	229,850
5.250% due 03/02/25	110,000	111,265
Anheuser-Busch Cos LLC (Belgium) 3.650% due 02/01/26	320,000	314,282
Astrazeneca Finance LLC (United Kingdom) 1.200% due 05/28/26	380,000	346,278
BAT International Finance PLC (United Kingdom) 1.668% due 03/25/26	420,000	382,462
4.448% due 03/16/28	360,000	342,513
Bayer US Finance II LLC (Germany) 3.875% due 12/15/23 ~	200,000	197,794

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2023

	Principal Amount	Value
Becton Dickinson & Co
3.363% due 06/06/24	$190,000	$186,562
3.734% due 12/15/24	116,000	113,471
4.693% due 02/13/28	420,000	421,977
Cardinal Health Inc 3.500% due 11/15/24	540,000	526,871
Coca-Cola Europacific Partners PLC (United Kingdom) 0.800% due 05/03/24 ~	665,000	634,535
Constellation Brands Inc 3.600% due 05/09/24	245,000	241,903
CSL Finance PLC (Australia) 3.850% due 04/27/27 ~	70,000	68,287
CVS Health Corp
2.875% due 06/01/26	130,000	123,599
3.000% due 08/15/26	100,000	95,474
Diageo Capital PLC (United Kingdom) 5.200% due 10/24/25	200,000	202,768
Elevance Health Inc 5.350% due 10/15/25	85,000	85,797
HCA Inc
3.125% due 03/15/27 ~	260,000	241,880
5.250% due 04/15/25	300,000	300,001
5.375% due 02/01/25	135,000	135,144
Health Care Service Corp 1.500% due 06/01/25 ~	380,000	354,271
HPHT Finance 19 Ltd (Hong Kong) 2.875% due 11/05/24 ~	500,000	483,780
Humana Inc
1.350% due 02/03/27	40,000	35,150
3.850% due 10/01/24	225,000	221,289
4.500% due 04/01/25	450,000	446,285
5.750% due 03/01/28	50,000	51,966
Imperial Brands Finance PLC (United Kingdom)
3.125% due 07/26/24 ~	400,000	387,653
4.250% due 07/21/25 ~	200,000	193,779
JDE Peet’s NV (Netherlands) 0.800% due 09/24/24 ~	300,000	279,719
Kenvue Inc
5.350% due 03/22/26 ~	130,000	133,457
5.500% due 03/22/25 ~	245,000	249,162
Mondelez International Holdings Netherlands BV 4.250% due 09/15/25 ~	200,000	198,076
Mondelez International Inc
2.125% due 03/17/24	200,000	194,442
2.625% due 03/17/27	190,000	177,746
PeaceHealth Obligated Group 1.375% due 11/15/25	80,000	72,860
PerkinElmer Inc 0.850% due 09/15/24	560,000	525,990
Perrigo Finance Unlimited Co 3.900% due 12/15/24	510,000	500,022
Philip Morris International Inc 5.000% due 11/17/25	165,000	166,371
5.125% due 11/15/24	325,000	327,251
Royalty Pharma PLC 0.750% due 09/02/23	380,000	370,584
S&P Global Inc 2.450% due 03/01/27	500,000	469,239
Shire Acquisitions Investments Ireland DAC 2.875% due 09/23/23	110,000	108,673
Triton Container International Ltd (Bermuda) 0.800% due 08/01/23 ~	400,000	390,900
UnitedHealth Group Inc
3.700% due 05/15/27	220,000	215,385
5.150% due 10/15/25	245,000	249,784
5.250% due 02/15/28	180,000	187,309
Viatris Inc 1.650% due 06/22/25	105,000	96,349

	Principal Amount	Value
Zoetis Inc 5.400% due 11/14/25	$255,000	$259,440

		14,489,093

Diversified - 0.2%

CK Hutchison International 19 Ltd (United Kingdom) 3.250% due 04/11/24 ~	500,000	492,679

Energy - 2.8%

Aker BP ASA (Norway) 3.000% due 01/15/25 ~	610,000	588,025
Canadian Natural Resources Ltd (Canada) 2.050% due 07/15/25	520,000	486,159
Cheniere Corpus Christi Holdings LLC 5.875% due 03/31/25	470,000	473,578
Devon Energy Corp 8.250% due 08/01/23	140,000	140,604
Enbridge Inc (Canada)
2.150% due 02/16/24	275,000	267,029
2.500% due 01/15/25	310,000	297,174
2.500% due 02/14/25	150,000	143,724
Energy Transfer LP
2.900% due 05/15/25	120,000	114,420
4.250% due 04/01/24	204,000	201,447
5.875% due 01/15/24	745,000	744,903
Eni SPA (Italy) 4.000% due 09/12/23 ~	540,000	535,663
Gray Oak Pipeline LLC
2.000% due 09/15/23 ~	90,000	88,501
2.600% due 10/15/25 ~	180,000	166,980
Sabine Pass Liquefaction LLC
5.625% due 03/01/25	360,000	362,430
5.750% due 05/15/24	410,000	411,084
Saudi Arabian Oil Co (Saudi Arabia) 1.250% due 11/24/23 ~	500,000	487,984
Schlumberger Finance Canada Ltd 1.400% due 09/17/25	140,000	129,480
The Williams Cos Inc 5.400% due 03/02/26	150,000	152,905
TransCanada PipeLines Ltd (Canada) 6.203% due 03/09/26	470,000	473,406

		6,265,496

Financial - 17.2%

AerCap Ireland Capital DAC (Ireland)
1.650% due 10/29/24	500,000	468,053
4.500% due 09/15/23	390,000	386,362
4.875% due 01/16/24	300,000	296,715
American Express Co
2.250% due 03/04/25	440,000	419,393
3.375% due 05/03/24	220,000	215,745
3.950% due 08/01/25	495,000	485,701
American International Group Inc 2.500% due 06/30/25	266,000	251,795
American Tower Corp REIT 2.400% due 03/15/25	170,000	161,566
Athene Global Funding
1.716% due 01/07/25 ~	430,000	400,007
2.514% due 03/08/24 ~	630,000	608,051
Avolon Holdings Funding Ltd (Ireland)
2.125% due 02/21/26 ~	325,000	289,184
2.875% due 02/15/25 ~	250,000	234,771
3.950% due 07/01/24 ~	130,000	126,570
Banco Bilbao Vizcaya Argentaria SA (Spain) 0.875% due 09/18/23	800,000	781,986
Banco Santander SA (Spain) 3.892% due 05/24/24	400,000	391,328

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2023

	Principal Amount	Value
Bank of America Corp
0.976% due 04/22/25	$300,000	$285,957
1.734% due 07/22/27	210,000	188,481
1.843% due 02/04/25	225,000	218,382
3.384% due 04/02/26	300,000	287,843
3.841% due 04/25/25	150,000	147,321
5.080% due 01/20/27	210,000	209,504
Bank of Ireland Group PLC (Ireland) 4.500% due 11/25/23 ~	890,000	878,901
Bank of Montreal (Canada)
3.700% due 06/07/25	280,000	272,150
4.250% due 09/14/24	390,000	385,386
Banque Federative du Credit Mutuel SA (France)
0.650% due 02/27/24 ~	590,000	565,290
0.998% due 02/04/25 ~	300,000	277,634
4.935% due 01/26/26 ~	210,000	207,700
Barclays PLC (United Kingdom)
1.007% due 12/10/24	400,000	385,565
5.304% due 08/09/26	205,000	200,958
7.325% due 11/02/26	205,000	210,133
BPCE SA (France) 5.700% due 10/22/23 ~	800,000	794,014
Brighthouse Financial Global Funding
0.600% due 06/28/23 ~	275,000	271,699
1.000% due 04/12/24 ~	240,000	229,355
Brixmor Operating Partnership LP REIT 3.650% due 06/15/24	475,000	460,224
CaixaBank SA (Spain) 6.208% due 01/18/29 ~	305,000	307,145
Canadian Imperial Bank of Commerce (Canada) 3.945% due 08/04/25	960,000	933,525
Capital One Financial Corp
2.636% due 03/03/26	270,000	250,354
3.500% due 06/15/23	130,000	129,362
3.900% due 01/29/24	175,000	171,971
4.985% due 07/24/26	215,000	207,426
Citigroup Inc
0.981% due 05/01/25	250,000	237,622
3.106% due 04/08/26	275,000	263,096
4.140% due 05/24/25	300,000	294,812
CNO Global Funding
1.650% due 01/06/25 ~	300,000	280,945
1.750% due 10/07/26 ~	600,000	538,344
Cooperatieve Rabobank UA (Netherlands) 3.875% due 08/22/24	550,000	541,834
Corebridge Financial Inc 3.500% due 04/04/25 ~	170,000	163,436
Credicorp Ltd (Peru) 2.750% due 06/17/25 ~	500,000	466,827
Crown Castle Inc REIT
1.050% due 07/15/26	300,000	264,519
2.900% due 03/15/27	210,000	195,047
Danske Bank AS (Denmark)
3.773% due 03/28/25 ~	400,000	390,591
5.375% due 01/12/24 ~	560,000	554,979
EMG SUKUK Ltd (United Arab Emirates) 4.564% due 06/18/24 ~	500,000	494,756
Equitable Financial Life Global Funding
1.100% due 11/12/24 ~	250,000	236,251
1.400% due 07/07/25 ~	510,000	472,024
Essex Portfolio LP REIT 3.875% due 05/01/24	500,000	493,286
Fifth Third Bank NA 5.852% due 10/27/25	335,000	330,436
First American Financial Corp 4.600% due 11/15/24	465,000	458,468
HSBC Holdings PLC (United Kingdom) 2.099% due 06/04/26	430,000	395,196
Jackson Financial Inc 1.125% due 11/22/23	280,000	271,697

	Principal Amount	Value
Jackson National Life Global Funding 1.750% due 01/12/25 ~	$300,000	$281,140
JPMorgan Chase & Co
0.824% due 06/01/25	280,000	265,480
4.080% due 04/26/26	680,000	668,011
5.512% (SOFR + 0.885%) due 04/22/27 §	175,000	172,743
LeasePlan Corp NV (Netherlands) 2.875% due 10/24/24 ~	400,000	380,257
LSEGA Financing PLC (United Kingdom) 0.650% due 04/06/24 ~	400,000	380,823
Marsh & McLennan Cos Inc
3.750% due 03/14/26	50,000	48,947
3.875% due 03/15/24	175,000	172,582
MassMutual Global Funding II 4.150% due 08/26/25 ~	200,000	197,696
Metropolitan Life Global Funding I 4.050% due 08/25/25 ~	695,000	683,679
Mitsubishi UFJ Financial Group Inc (Japan)
0.953% due 07/19/25	440,000	414,532
5.063% due 09/12/25	200,000	198,743
Morgan Stanley
0.731% due 04/05/24	375,000	374,892
1.164% due 10/21/25	335,000	313,054
2.630% due 02/18/26	260,000	246,959
3.620% due 04/17/25	580,000	569,667
5.050% due 01/28/27	120,000	119,760
6.138% due 10/16/26	245,000	249,843
NatWest Markets PLC (United Kingdom) 2.375% due 05/21/23 ~	485,000	482,465
Northwestern Mutual Global Funding 4.350% due 09/15/27 ~	220,000	218,166
Protective Life Global Funding 3.218% due 03/28/25 ~	300,000	288,921
Public Storage REIT 5.097% (SOFR + 0.470%) due 04/23/24 §	140,000	139,365
QNB Finance Ltd (Qatar) 3.500% due 03/28/24 ~	480,000	472,253
Royal Bank of Canada (Canada) 3.970% due 07/26/24	935,000	922,705
Santander Holdings USA Inc 2.490% due 01/06/28	190,000	164,493
SBA Tower Trust REIT
1.631% due 05/15/51 ~	70,000	61,394
1.884% due 07/15/50 ~	70,000	63,317
2.836% due 01/15/50 ~	500,000	474,011
6.599% due 01/15/28 ~	180,000	190,305
Simon Property Group LP REIT
2.000% due 09/13/24	130,000	124,220
3.375% due 10/01/24	250,000	244,256
Standard Chartered PLC (United Kingdom) 1.822% due 11/23/25 ~	400,000	372,428
State Street Corp 4.857% due 01/26/26	130,000	129,193
Synchrony Financial 4.250% due 08/15/24	535,000	506,034
The Bank of New York Mellon Corp 4.414% due 07/24/26	245,000	241,871
The Charles Schwab Corp 2.450% due 03/03/27	490,000	439,706
The Goldman Sachs Group Inc
0.925% due 10/21/24	410,000	399,033
1.757% due 01/24/25	300,000	290,461
3.500% due 04/01/25	270,000	262,321
4.482% due 08/23/28	215,000	210,456
The PNC Financial Services Group Inc
4.758% due 01/26/27	230,000	227,326
5.671% due 10/28/25	335,000	335,416

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2023

	Principal Amount	Value
The Toronto-Dominion Bank (Canada) 4.285% due 09/13/24	$465,000	$459,809
The Western Union Co 2.850% due 01/10/25	630,000	601,659
Truist Financial Corp 5.217% (SOFR + 0.400%) due 06/09/25 §	200,000	191,573
UBS AG (Switzerland) 0.700% due 08/09/24 ~	500,000	467,493
UBS Group AG (Switzerland) 4.490% due 08/05/25 ~	515,000	502,708
US Bancorp
4.548% due 07/22/28	385,000	375,476
5.727% due 10/21/26	145,000	145,763
Wells Fargo & Co
2.188% due 04/30/26	190,000	178,193
3.908% due 04/25/26	230,000	223,411
4.540% due 08/15/26	275,000	270,186
Westpac Banking Corp (Australia) 5.350% due 10/18/24	940,000	947,037
Willis North America Inc 3.600% due 05/15/24	180,000	177,441
WP Carey Inc REIT
4.000% due 02/01/25	245,000	237,481
4.600% due 04/01/24	315,000	308,366

		39,423,193

Industrial - 2.1%

Amcor Flexibles North America Inc 4.000% due 05/17/25	215,000	210,674
Amphenol Corp 2.050% due 03/01/25	225,000	214,368
Canadian Pacific Railway Co (Canada)
1.350% due 12/02/24	325,000	306,342
1.750% due 12/02/26	150,000	136,054
Carrier Global Corp 2.242% due 02/15/25	120,000	114,562
DAE Funding LLC (United Arab Emirates) 1.550% due 08/01/24 ~	200,000	188,207
GATX Corp 4.350% due 02/15/24	375,000	370,490
Martin Marietta Materials Inc 4.250% due 07/02/24	760,000	754,989
Otis Worldwide Corp 2.056% due 04/05/25	290,000	273,869
Parker-Hannifin Corp 3.650% due 06/15/24	410,000	403,966
Penske Truck Leasing Co LP
3.450% due 07/01/24 ~	265,000	258,088
3.900% due 02/01/24 ~	400,000	393,868
Republic Services Inc 2.500% due 08/15/24	255,000	247,108
SMBC Aviation Capital Finance DAC (Ireland) 3.550% due 04/15/24 ~	400,000	390,459
4.125% due 07/15/23 ~	530,000	526,545

		4,789,589

Technology - 1.7%

CDW LLC 5.500% due 12/01/24	80,000	79,987
Fidelity National Information Services Inc
0.600% due 03/01/24	200,000	191,323
4.500% due 07/15/25	100,000	98,943
Fiserv Inc 2.750% due 07/01/24	475,000	461,014
Fortinet Inc 1.000% due 03/15/26	190,000	170,639
Intel Corp 4.875% due 02/10/26	200,000	202,635

	Principal Amount	Value
Marvell Technology Inc 4.200% due 06/22/23	$140,000	$139,413
Microchip Technology Inc
0.972% due 02/15/24	320,000	307,286
0.983% due 09/01/24	270,000	254,961
2.670% due 09/01/23	410,000	404,305
NXP BV (China)
2.700% due 05/01/25	310,000	294,374
3.875% due 06/18/26	170,000	164,270
4.400% due 06/01/27	30,000	29,653
4.875% due 03/01/24	245,000	243,242
Oracle Corp 5.800% due 11/10/25	140,000	143,560
Qorvo Inc 1.750% due 12/15/24 ~	130,000	120,813
Roper Technologies Inc 2.350% due 09/15/24	200,000	192,624
Skyworks Solutions Inc 0.900% due 06/01/23	45,000	44,624
Take-Two Interactive Software Inc
3.300% due 03/28/24	235,000	229,924
3.550% due 04/14/25	60,000	58,465
Workday Inc 3.500% due 04/01/27	100,000	95,744

		3,927,799

Utilities - 2.8%

Alexander Funding Trust 1.841% due 11/15/23 ~	240,000	232,870
APA Infrastructure Ltd (Australia) 4.200% due 03/23/25 ~	645,000	632,150
Constellation Energy Generation LLC 5.600% due 03/01/28	165,000	169,957
DTE Energy Co 4.220% due 11/01/24 §	365,000	361,122
Enel Finance International NV (Italy)
1.375% due 07/12/26 ~	400,000	356,493
2.650% due 09/10/24 ~	475,000	458,738
6.800% due 10/14/25 ~	200,000	206,879
Eversource Energy 4.200% due 06/27/24	265,000	262,564
Israel Electric Corp Ltd (Israel) 5.000% due 11/12/24 ~	500,000	494,556
NextEra Energy Capital Holdings Inc
1.875% due 01/15/27	320,000	289,566
4.450% due 06/20/25	180,000	178,894
6.051% due 03/01/25	135,000	137,406
NRG Energy Inc 3.750% due 06/15/24 ~	260,000	252,346
Pacific Gas and Electric Co 3.500% due 06/15/25	270,000	257,629
Sempra Energy 3.300% due 04/01/25	130,000	125,900
Southern California Gas Co 2.950% due 04/15/27	180,000	168,771
The AES Corp 3.300% due 07/15/25 ~	310,000	294,317
Vistra Operations Co LLC
3.550% due 07/15/24 ~	1,425,000	1,376,558
5.125% due 05/13/25 ~	220,000	214,655

		6,471,371

Total Corporate Bonds & Notes (Cost $94,783,277)		92,956,502

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2023

	Principal Amount	Value

MORTGAGE-BACKED SECURITIES - 9.4%

Collateralized Mortgage Obligations - Commercial - 3.9%

BAMLL Commercial Mortgage Securities Trust
3.490% due 04/14/33 ~	$130,000	$119,044
5.535% (USD LIBOR + 0.850%) due 09/15/34 ~ §	455,000	445,060
Bank 2019-BNK 19 2.263% due 08/15/61	47,386	44,835
Bank 2019-BNK 24 2.056% due 11/15/62	33,609	32,757
BCP Trust 5.483% (USD LIBOR + 0.799%) due 06/15/38 ~ §	70,000	64,633
BFLD Trust 6.281% (SOFR + 1.454%) due 10/15/34 ~ §	515,000	505,752
BIG Commercial Mortgage Trust 7.167% (SOFR + 2.340%) due 02/15/39 ~ §	485,000	458,235
BPR Trust 5.834% (USD LIBOR + 1.150%) due 09/15/38 ~ §	105,000	98,607
BX Commercial Mortgage Trust
5.862% (SOFR + 1.034%) due 10/15/36 ~ §	75,266	74,461
6.085% (USD LIBOR + 1.400%) due 06/15/38 ~ §	98,414	92,533
6.942% (SOFR + 2.115%) due 06/15/27 ~ §	400,000	394,862
7.968% (SOFR + 3.141%) due 06/15/27 ~ §	100,000	98,056
BX Trust 6.330% (USD LIBOR + 1.646%) due 10/15/36 ~ §	75,000	70,309
BXSC Commercial Mortgage Trust 7.219% (SOFR + 2.391%) due 03/15/35 ~ §	470,000	457,094
CGDB Commercial Mortgage Trust 6.334% (USD LIBOR + 1.650%) due 11/15/36 ~ §	350,000	328,364
Citigroup Commercial Mortgage Trust
3.251% due 05/10/35 ~	500,000	458,594
4.149% due 01/10/36 ~	330,000	323,420
Commercial Mortgage Trust
3.221% due 10/10/48	35,997	35,420
3.359% due 10/10/48	450,989	430,488
3.926% due 03/10/48 §	65,000	61,044
4.048% due 12/10/47	225,000	216,201
4.672% due 02/10/47 §	650,000	574,920
4.698% due 08/10/47 ~ §	100,000	86,598
4.701% due 03/10/47	195,000	189,771
Credit Suisse Mortgage Capital Certificates 5.664% (USD LIBOR + 0.980%) due 05/15/36 ~ §	256,362	253,898
CSAIL Commercial Mortgage Trust 2.360% due 06/15/52	49,752	48,449
Extended Stay America Trust 5.765% (USD LIBOR + 1.080%) due 07/15/38 ~ §	112,262	108,983
6.385% (USD LIBOR + 1.700%) due 07/15/38 ~ §	112,262	108,936
Great Wolf Trust 6.574% (SOFR + 1.747%) due 12/15/36 ~ §	145,000	140,993
GS Mortgage Securities Corp Trust 6.285% (USD LIBOR + 1.600%) due 05/15/26 ~ §	100,000	88,220

	Principal Amount	Value
GS Mortgage Securities Trust
3.430% due 08/10/50	$545,000	$503,594
3.853% due 11/10/49 §	510,000	452,628
JP Morgan Chase Commercial Mortgage Securities Trust
6.455% (USD LIBOR + 1.770%) due 10/15/33 ~ §	205,000	180,345
6.534% (USD LIBOR + 1.850%) due 09/15/29 ~ §	120,000	106,261
6.855% (USD LIBOR + 2.170%) due 10/15/33 ~ §	165,000	138,111
KIND Trust 6.691% (SOFR + 1.864%) due 08/15/38 ~ §	129,067	120,266
KKR Industrial Portfolio Trust
5.942% (SOFR + 1.114%) due 12/15/37 ~ §	75,000	71,693
6.192% (SOFR + 1.364%) due 12/15/37 ~ §	75,000	71,011
MHC Commercial Mortgage Trust 5.485% (USD LIBOR + 0.801%) due 04/15/38 ~ §	465,000	450,285
Morgan Stanley Capital I Trust 3.177% due 11/10/36 ~ §	255,000	222,175
New Orleans Hotel Trust 5.973% (USD LIBOR + 1.289%) due 04/15/32 ~ §	284,757	270,770

		8,997,676

Collateralized Mortgage Obligations - Residential - 2.6%

Angel Oak Mortgage Trust
1.068% due 05/25/66 ~ §	53,198	44,015
1.115% due 01/25/66 ~ §	22,475	18,758
1.579% due 05/25/65 ~ §	30,804	27,956
Barclays Mortgage Loan Trust 1.747% due 09/25/51 ~ §	133,833	116,348
BINOM Securitization Trust 2.625% due 06/25/56 ~ §	77,136	67,572
CIM Trust 4.500% due 03/25/62 ~ §	417,604	401,622
COLT Mortgage Loan Trust
1.167% due 06/25/66 ~ §	66,267	53,886
1.506% due 04/27/65 ~ §	14,163	13,173
Connecticut Avenue Securities Trust
5.560% (SOFR + 1.000%) due 12/25/41 ~ §	39,517	39,072
6.560% (SOFR + 2.000%) due 03/25/42 ~ §	53,594	53,653
6.660% (SOFR + 2.100%) due 03/25/42 ~ §	80,412	80,300
7.110% (SOFR + 2.550%) due 07/25/42 ~ §	197,864	199,252
7.310% (SOFR + 2.750%) due 05/25/42 ~ §	33,064	33,611
Deephaven Residential Mortgage Trust
0.899% due 04/25/66 ~ §	54,251	46,644
0.973% due 05/25/65 ~ §	30,120	27,048
1.260% due 04/25/66 ~ §	54,251	46,444
Eagle RE Ltd 6.110% (SOFR + 1.550%) due 04/25/34 ~ §	117,741	117,434
Ellington Financial Mortgage Trust
0.797% due 02/25/66 ~ §	35,559	29,841
0.931% due 06/25/66 ~ §	61,528	49,748
1.291% due 06/25/66 ~ §	61,528	49,238
1.550% due 09/25/66 ~ §	81,028	61,140
Fannie Mae Connecticut Avenue Securities 6.045% (USD LIBOR + 1.200%) due 01/25/30 §	4,893	4,892

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2023

	Principal Amount	Value
Flagstar Mortgage Trust
3.500% due 10/25/49 ~ §	$30,670	$28,075
4.000% due 09/25/48 ~ §	24,238	23,472
5.467% (USD LIBOR + 0.850%) due 03/25/50 ~ §	55,238	50,833
Freddie Mac STACR REMIC Trust
5.260% (SOFR + 0.700%) due 08/25/33 ~ §	7,549	7,547
5.260% (SOFR + 0.700%) due 12/25/33 ~ §	84,019	83,534
5.860% (SOFR + 1.300%) due 02/25/42 ~ §	326,853	323,722
6.360% (SOFR + 1.800%) due 11/25/41 ~ §	45,000	42,816
6.560% (SOFR + 2.000%) due 04/25/42 ~ §	414,484	414,667
6.660% (SOFR + 2.100%) due 03/25/42 ~ §	181,131	181,193
6.695% (USD LIBOR + 1.850%) due 02/25/50 ~ §	81,155	80,694
6.710% (SOFR + 2.150%) due 09/25/42 ~ §	92,519	92,795
6.860% (SOFR + 2.300%) due 08/25/42 ~ §	172,273	172,810
7.945% (USD LIBOR + 3.100%) due 03/25/50 ~ §	83,745	85,872
Freddie Mac Structured Agency Credit Risk Debt Notes
5.360% (SOFR + 0.800%) due 08/25/33 ~ §	2,962	2,958
7.210% (SOFR + 2.650%) due 07/25/42 ~ §	103,709	104,981
Freddie Mac Whole Loan Securities Trust 3.863% due 05/25/47 ~ §	13,265	12,905
Galton Funding Mortgage Trust
2.832% due 01/25/60 ~ §	145,000	107,892
3.339% due 10/25/59 ~ §	140,000	126,581
3.500% due 11/25/57 ~ §	16,303	14,843
4.000% due 02/25/59 ~ §	13,312	12,631
GS Mortgage-Backed Securities Corp Trust 2.500% due 10/25/51 ~ §	180,721	156,758
GS Mortgage-Backed Securities Trust 3.207% due 07/25/44 ~ §	2,127	2,094
Hundred Acre Wood Trust 2.500% due 07/25/51 ~ §	117,363	102,782
Imperial Fund Mortgage Trust 1.516% due 09/25/56 ~ §	73,672	57,801
Mello Mortgage Capital Acceptance 2.500% due 10/25/51 ~ §	94,336	81,827
New Residential Mortgage Loan Trust 2.500% due 06/25/51 ~ §	79,742	69,367
2.500% due 09/25/51 ~ §	198,549	172,716
NLT Trust 1.520% due 08/25/56 ~ §	83,685	66,626
OBX Trust
2.500% due 05/25/51 ~ §	126,873	110,050
3.000% due 05/25/60 ~ §	27,135	23,427
3.500% due 12/25/49 ~ §	22,715	20,296
3.500% due 02/25/60 ~ §	79,125	70,689
5.456% (USD LIBOR + 1.200%) due 06/25/59 ~ §	30,353	28,995
5.595% (USD LIBOR + 0.750%) due 02/25/60 ~ §	34,515	32,000
5.795% (USD LIBOR + 0.950%) due 02/25/60 ~ §	17,700	16,520
PSMC Trust 2.500% due 03/25/51 ~ §	183,198	160,624
Sequoia Mortgage Trust
4.000% due 06/25/48 ~ §	30,336	28,557
4.000% due 08/25/48 ~ §	8,372	8,144
4.500% due 08/25/48 ~ §	1,395	1,363

	Principal Amount	Value
SG Residential Mortgage Trust
1.381% due 05/25/65 ~ §	$27,983	$24,263
2.703% due 09/25/59 ~ §	4,157	4,031
3.166% due 03/27/62 ~ §	97,754	88,239
Starwood Mortgage Residential Trust
0.943% due 05/25/65 ~ §	39,555	35,470
1.162% due 08/25/56 ~ §	62,722	52,078
2.408% due 02/25/50 ~ §	103,771	98,940
UWM Mortgage Trust 2.500% due 09/25/51 ~ §	38,103	33,051
Verus Securitization Trust
0.918% due 02/25/64 ~ §	45,366	39,004
1.052% due 01/25/66 ~ §	39,841	33,060
1.977% due 03/25/60 ~ §	13,567	13,250
2.692% due 11/25/59 ~ §	69,046	65,942
2.724% due 01/25/60 ~	92,811	87,807
3.100% due 11/25/59 ~ §	66,074	62,893
3.117% due 07/25/59 ~ §	63,601	61,624
3.288% due 01/25/67 ~ §	156,084	131,939
4.910% due 06/25/67 ~	309,259	302,265
Vista Point Securitization Trust 2.496% due 04/25/65 ~ §	26,124	23,118
Wells Fargo Mortgage Backed Securities Trust 2.500% due 12/25/50 ~ §	150,513	131,979

		6,052,057

Fannie Mae - 1.7%

2.000% due 10/01/50	56,032	46,598
2.500% due 07/01/51 - 02/01/52	526,307	455,635
3.000% due 09/01/28 - 06/01/52	580,595	533,140
3.500% due 09/01/47 - 01/01/52	596,970	563,109
4.000% due 07/01/52	412,686	395,123
4.500% due 05/01/41 - 08/01/52	1,044,529	1,028,230
5.000% due 09/01/25 - 08/01/52	239,450	243,875
5.500% due 05/01/44	321,932	332,539
6.000% due 11/01/35 - 02/01/49	199,163	210,131

		3,808,380

Freddie Mac - 0.2%

2.500% due 01/01/52	50,930	44,254
3.000% due 05/01/31	140,111	134,697
4.000% due 02/01/50	82,501	80,036
4.500% due 09/01/37	48,651	48,598
5.000% due 12/01/41	42,013	42,580
7.000% due 03/01/39	18,958	19,918
7.500% due 06/01/38	18,575	19,431

		389,514

Government National Mortgage Association - 1.0%

3.000% due 09/20/47 - 11/20/47	349,852	323,752
3.500% due 10/20/52	496,470	465,820
4.000% due 10/20/50 - 10/20/52	369,464	356,762
4.500% due 10/20/52	439,803	433,832
5.000% due 01/20/48 - 12/20/48	279,106	283,940
5.500% due 09/15/45 - 11/20/52	331,347	339,904

		2,204,010

Total Mortgage-Backed Securities (Cost $22,582,189)		21,451,637

ASSET-BACKED SECURITIES - 8.2%

AmeriCredit Automobile Receivables Trust
0.890% due 10/19/26	115,000	107,253
0.970% due 02/18/26	78,996	77,784
1.210% due 12/18/26	65,000	59,210
1.290% due 06/18/27	140,000	126,282
1.590% due 10/20/25	165,000	160,860
1.800% due 12/18/25	160,000	152,662
Amur Equipment Finance Receivables LLC 5.300% due 06/21/28 ~	245,000	244,104

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2023

	Principal Amount	Value
ARI Fleet Lease Trust 2.060% due 11/15/28 ~	$190,000	$188,245
Avis Budget Rental Car Funding AESOP LLC 4.950% due 03/20/25 ~	100,000	97,979
Blackbird Capital Aircraft Lease Securitization Ltd (Cayman) 2.487% due 12/16/41 ~	53,133	50,904
BRE Grand Islander Timeshare Issuer LLC 3.280% due 09/26/33 ~	145,518	138,725
Capital One Prime Auto Receivables Trust 3.690% due 12/15/27	400,000	389,807
CarMax Auto Owner Trust
0.850% due 06/15/26	277,000	257,367
2.340% due 11/17/25	105,000	101,744
4.980% due 02/15/28	195,000	193,377
Cedar Funding XIV CLO Ltd (Cayman) 5.892% (USD LIBOR + 1.100%) due 07/15/33 ~ §	255,000	251,787
CIFC Funding Ltd (Cayman)
5.842% (USD LIBOR + 1.050%) due 07/15/33 ~ §	290,000	284,446
5.866% (USD LIBOR + 1.050%) due 04/24/30 ~ §	466,337	462,748
Dryden 86 CLO Ltd (Cayman) 5.892% (USD LIBOR + 1.100%) due 07/17/34 ~ §	250,000	242,943
Elara HGV Timeshare Issuer LLC
2.690% due 03/25/30 ~	17,172	16,557
2.730% due 04/25/28 ~	48,930	48,823
Exeter Automobile Receivables Trust
0.690% due 01/15/26	131,830	130,315
3.020% due 06/15/28	165,000	152,848
3.850% due 07/17/28	130,000	126,345
5.980% due 12/15/28	230,000	227,743
6.510% due 12/15/27	445,000	452,429
Finance of America HECM Buyout 4.000% due 08/01/32 ~ §	409,553	397,415
FirstKey Homes Trust 2.241% due 08/17/37 ~	505,000	460,086
Ford Credit Auto Lease Trust 4.180% due 10/15/25	190,000	186,236
Ford Credit Auto Owner Trust
1.740% due 04/15/33 ~	115,000	104,556
2.040% due 12/15/26	185,000	178,470
GM Financial Automobile Leasing Trust
4.330% due 05/20/26	1,135,000	1,113,709
5.130% due 08/20/26	615,000	611,130
GM Financial Consumer Automobile Receivables Trust 1.050% due 05/18/26	85,000	79,556
5.030% due 09/18/28	90,000	90,238
GMF Floorplan Owner Revolving Trust 1.030% due 08/15/25 ~	205,000	201,347
1.480% due 08/15/25 ~	270,000	265,471
Hilton Grand Vacations Trust
2.660% due 12/26/28 ~	25,242	25,008
2.960% due 12/26/28 ~	10,517	10,376
Hyundai Auto Lease Securitization Trust 4.480% due 08/17/26 ~	330,000	326,316
Hyundai Auto Receivables Trust 1.600% due 12/15/26	150,000	142,702
JPMorgan Chase Bank NA
0.875% due 09/25/28 ~	285,465	276,489
0.889% due 12/26/28 ~	560,930	540,841
0.969% due 12/26/28 ~	112,892	108,764
Madison Park Funding Ltd (Cayman) 5.798% (USD LIBOR + 0.990%) due 04/20/32 ~ §	470,000	463,221
5.862% (USD LIBOR + 1.070%) due 07/15/33 ~ §	250,000	246,720

	Principal Amount	Value
MVW LLC 2.730% due 10/20/37 ~	$37,041	$34,336
MVW Owner Trust
2.420% due 12/20/34 ~	98,640	97,176
2.890% due 11/20/36 ~	104,717	99,264
Navient Private Education Loan Trust 2.460% due 11/15/68 ~	140,188	130,955
Navient Private Education Refi Loan Trust 0.940% due 07/15/69 ~	87,109	76,149
1.220% due 07/15/69 ~	107,844	96,461
2.230% due 07/15/70 ~	189,016	169,974
2.640% due 05/15/68 ~	148,244	139,899
OCP CLO Ltd (Cayman) 6.342% (USD LIBOR + 1.550%) due 07/15/30 ~ §	250,000	244,395
Octane Receivables Trust
1.210% due 09/20/28 ~	46,832	44,983
4.900% due 05/22/28 ~	100,000	97,872
5.110% due 02/22/28 ~	435,119	431,723
Palmer Square CLO Ltd (Cayman) 5.944% (USD LIBOR + 1.080%) due 11/15/31 ~ §	250,000	246,953
Progress Residential Trust
3.077% due 06/17/37 ~	250,000	235,926
4.451% due 07/20/39 ~	245,000	237,033
Santander Bank Auto Credit-Linked Notes Series 5.587% due 08/16/32 ~	297,727	297,537
5.916% due 08/16/32 ~	180,751	180,062
Santander Bank NA 1.833% due 12/15/31 ~	110,661	106,265
Santander Drive Auto Receivables Trust
1.010% due 01/15/26	46,924	46,547
1.640% due 11/16/26	475,000	460,722
1.670% due 10/15/27	70,000	65,338
2.560% due 04/17/28	200,000	191,998
3.760% due 07/16/29	185,000	178,625
4.740% due 10/16/28	340,000	333,552
4.960% due 11/15/28	460,000	452,467
5.000% due 11/15/29	655,000	644,764
Santander Retail Auto Lease Trust
1.140% due 03/20/26 ~	255,000	243,959
3.850% due 03/22/27 ~	30,000	29,082
Sierra Timeshare Receivables Funding LLC
1.340% due 11/20/37 ~	33,615	31,099
3.510% due 07/20/37 ~	34,500	32,670
SMB Private Education Loan Trust
1.290% due 07/15/53 ~	59,769	53,582
6.184% (USD LIBOR + 1.500%) due 04/15/32 ~ §	73,693	73,566
Symphony Static CLO I Ltd (Cayman) 6.268% (USD LIBOR + 1.450%) due 10/25/29 ~ §	250,000	243,338
Synchrony Credit Card Master Note Trust 3.870% due 05/15/26	150,000	149,568
Toyota Auto Receivables Owner Trust 3.770% due 02/15/28	190,000	185,480
Tricon American Homes Trust
3.198% due 03/17/38 ~	200,000	185,985
3.473% due 01/17/36 ~	765,000	748,699
World Omni Auto Receivables Trust
1.640% due 08/17/26	120,000	115,450
3.680% due 09/15/28	350,000	340,155
World Omni Select Auto Trust
0.840% due 06/15/26	280,000	273,351
1.250% due 10/15/26	140,000	133,453

Total Asset-Backed Securities (Cost $19,126,620)		18,752,351

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2023

	Principal Amount	Value
U.S. GOVERNMENT AGENCY ISSUE - 0.3%

Federal Home Loan Banks 5.000% due 02/28/25	$720,000	$730,015

Total U.S. Government Agency Issue (Cost $719,086)		730,015

U.S. TREASURY OBLIGATIONS - 39.9%

U.S. Treasury Notes - 39.9%

1.750% due 03/15/25	1,595,000	1,525,935
2.750% due 05/15/25	3,130,000	3,048,754
4.000% due 12/15/25	14,155,000	14,212,228
4.125% due 01/31/25	2,025,000	2,024,684
4.375% due 10/31/24	22,375,000	22,405,154
4.500% due 11/30/24	7,180,000	7,209,449
4.500% due 11/15/25	5,145,000	5,221,874
4.625% due 02/28/25	35,430,000	35,777,380

Total U.S. Treasury Obligations (Cost $91,468,939)		91,425,458

FOREIGN GOVERNMENT BONDS & NOTES - 0.4%

Korea Housing Finance Corp (South Korea) 4.625% due 02/24/28 ~	500,000	500,366
Korea Hydro & Nuclear Power Co Ltd (South Korea) 4.250% due 07/27/27 ~	490,000	482,422

Total Foreign Government Bonds & Notes (Cost $984,323)		982,788

Shares		Value
SHORT-TERM INVESTMENT - 0.4%

Money Market Fund - 0.4%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 4.700%	1,018,641	$1,018,641

Total Short-Term Investment (Cost $1,018,641)		1,018,641

TOTAL INVESTMENTS - 99.2% (Cost $230,683,075)		227,317,392

DERIVATIVES - 0.1%		146,210

OTHER ASSETS & LIABILITIES, NET - 0.7%		1,633,059

NET ASSETS - 100.0%		$229,096,661

Notes to Schedule of Investments

(a)	As of March 31, 2023, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	40.6%
U.S. Treasury Obligations	39.9%
Mortgage-Backed Securities	9.4%
Asset-Backed Securities	8.2%
Others (each less than 3.0%)	1.1%

99.2%
Derivatives	0.1%
Other Assets & Liabilities, Net	0.7%

100.0%

(b)	Open futures contracts outstanding as of March 31, 2023 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Notes	06/23	130	$26,558,183	$26,838,907	$280,724

Short Futures Outstanding
U.S. Treasury 10-Year Notes	06/23	21	2,343,157	2,413,360	(70,203)
U.S. Treasury Ultra 10-Year Notes	06/23	10	1,172,619	1,211,406	(38,787)
U.S. Treasury Ultra Long Bonds	06/23	4	538,976	564,500	(25,524)

					(134,514)

Total Futures Contracts					$146,210

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2023

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2023:

		Total Value at March 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$92,956,502	$—	$92,956,502	$—
	Mortgage-Backed Securities	21,451,637	—	21,451,637	—
	Asset-Backed Securities	18,752,351	—	18,752,351	—
	U.S. Government Agency Issue	730,015	—	730,015	—
	U.S. Treasury Obligations	91,425,458	—	91,425,458	—
	Foreign Government Bonds & Notes	982,788	—	982,788	—
	Short-Term Investment	1,018,641	1,018,641	—	—
	Derivatives:
	Interest Rate Contracts
	Futures	280,724	280,724	—	—

	Total Assets	227,598,116	1,299,365	226,298,751	—

Liabilities	Derivatives:
	Interest Rate Contracts
	Futures	(134,514)	(134,514)	—	—

	Total Liabilities	(134,514)	(134,514)	—	—

	Total	$227,463,602	$1,164,851	$226,298,751	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments

March 31, 2023

	Principal Amount	Value
CORPORATE BONDS & NOTES - 31.7%

Azerbaijan - 0.4%

SOCAR Turkey Enerji AS via Steas Funding 1 DAC 7.230% due 03/17/26 ~	$130,000	$125,320

Brazil - 1.1%

CSN Inova Ventures 6.750% due 01/28/28 ~	200,000	187,713
Rede D’or Finance SARL 4.500% due 01/22/30 ~	164,000	134,869

		322,582

Chile - 0.7%

Corp Nacional del Cobre de Chile 5.125% due 02/02/33 ~	200,000	202,187

China - 2.9%

Country Garden Holdings Co Ltd 2.700% due 07/12/26 ~	200,000	110,650
4.200% due 02/06/26 ~	400,000	233,975
Prosus NV 3.257% due 01/19/27 ~	425,000	386,630
4.193% due 01/19/32 ~	200,000	170,026

		901,281

Colombia - 0.3%

Ecopetrol SA 8.875% due 01/13/33	100,000	101,300

Czech Republic - 0.9%

Energo-Pro AS 8.500% due 02/04/27 ~	300,000	289,125

Ghana - 1.4%

Kosmos Energy Ltd 7.125% due 04/04/26 ~	300,000	257,764
7.500% due 03/01/28 ~	225,000	183,353

		441,117

Hong Kong - 0.9%

Melco Resorts Finance Ltd 5.625% due 07/17/27 ~	325,000	286,325

Hungary - 0.4%

OTP Bank Nyrt 7.350% due 03/04/26 ~	EUR 100,000	108,411

Israel - 6.5%

Bank Hapoalim BM 3.255% due 01/21/32 ~	$425,000	355,088
Bank Leumi Le-Israel BM 7.129% due 07/18/33 ~	225,000	218,925
Energean Israel Finance Ltd 4.875% due 03/30/26 ~	150,000	139,312
5.375% due 03/30/28 ~	350,000	314,125
Israel Discount Bank Ltd 5.375% due 01/26/28 ~	300,000	295,777

	Principal Amount	Value
Leviathan Bond Ltd 5.750% due 06/30/23 ~	$100,000	$99,850
6.125% due 06/30/25 ~	225,000	219,656
6.500% due 06/30/27 ~	350,000	336,875

		1,979,608

Kazakhstan - 1.8%

KazMunayGas National Co JSC 5.375% due 04/24/30 ~	400,000	357,739
Tengizchevroil Finance Co International Ltd 4.000% due 08/15/26 ~	200,000	177,260

		534,999

Malaysia - 0.6%

Gohl Capital Ltd 4.250% due 01/24/27 ~	200,000	183,193

Mexico - 2.9%

Banco Mercantil del Norte SA 5.875% due 01/24/27 ~	250,000	213,125
Cemex SAB de CV 5.125% due 06/08/26 ~	200,000	179,240
Comision Federal de Electricidad 5.000% due 09/29/36 ~	224,400	188,864
Petroleos Mexicanos 6.490% due 01/23/27	350,000	317,655

		898,884

Nigeria - 0.9%

IHS Holding Ltd 5.625% due 11/29/26 ~	325,000	274,560

Oman - 0.7%

Lamar Funding Ltd 3.958% due 05/07/25 ~	225,000	214,605

Romania - 0.3%

NE Property BV 3.375% due 07/14/27 ~	EUR 100,000	95,547

Saudi Arabia - 1.4%

Greensaif Pipelines Bidco Sarl 6.129% due 02/23/38 ~	$225,000	231,682
TMS Issuer Sarl 5.780% due 08/23/32 ~	200,000	208,904

		440,586

South Africa - 3.8%

Sasol Financing USA LLC 4.375% due 09/18/26	225,000	203,641
6.500% due 09/27/28	200,000	187,098
Stillwater Mining Co 4.000% due 11/16/26 ~	325,000	291,265
4.500% due 11/16/29 ~	250,000	206,299
Transnet SOC Ltd 8.250% due 02/06/28 ~	275,000	274,289

		1,162,592

South Korea - 0.7%

SK Hynix Inc 6.250% due 01/17/26 ~	200,000	202,135

Supranational - 0.8%

Africa Finance Corp 2.875% due 04/28/28 ~	300,000	246,645

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2023

	Principal Amount	Value

Tanzania - 0.6%

HTA Group Ltd 7.000% due 12/18/25 ~	$200,000	$190,270

Ukraine - 0.2%

NPC Ukrenergo 6.875% due 11/09/28 ~ Y	275,000	47,459

United Arab Emirates - 1.5%

Galaxy Pipeline Assets Bidco Ltd 2.160% due 03/31/34 ~	532,260	459,031

Total Corporate Bonds & Notes (Cost $10,417,204)		9,707,762

CONVERTIBLE CORPORATE BONDS & NOTES - 1.3%

United Arab Emirates - 1.3%

Abu Dhabi National Oil Co 0.700% due 06/04/24 ~	400,000	379,600

Total Convertible Corporate Bonds & Notes (Cost $385,097)		379,600

FOREIGN GOVERNMENT BONDS & NOTES - 56.0%

Angola - 1.3%

Angolan Government International 8.000% due 11/26/29 ~	450,000	387,180

Bahamas - 0.7%

Bahamas Government International 6.000% due 11/21/28 ~	300,000	228,190

Brazil - 4.9%

Brazil Notas do Tesouro Nacional ‘F’ 10.000% due 01/01/27	BRL 8,100,000	1,504,470

Colombia - 2.4%

Colombia Government International 3.000% due 01/30/30	$300,000	236,052
4.500% due 03/15/29	200,000	176,766
Colombian TES 6.000% due 04/28/28	COP 1,800,000,000	310,104

		722,922

Czech Republic - 2.6%

Czech Republic Government 1.000% due 06/26/26 ~	CZK 7,700,000	314,762
1.250% due 02/14/25	5,200,000	223,483
2.400% due 09/17/25 ~	6,200,000	268,332

		806,577

Ecuador - 0.8%

Ecuador Government International 2.500% due 07/31/35 ~ §	$750,000	253,169

El Salvador - 1.3%

El Salvador Government International
6.375% due 01/18/27 ~	350,000	197,334
7.625% due 09/21/34 ~	108,000	51,206
7.625% due 02/01/41 ~	300,000	141,703

		390,243

	Principal Amount	Value
Hungary - 1.4%

Hungary Government International
6.125% due 05/22/28 ~	$225,000	$231,020
6.250% due 09/22/32 ~	200,000	204,371

		435,391

Indonesia - 4.2%

Indonesia Treasury
5.125% due 04/15/27	IDR 900,000,000	57,576
6.375% due 08/15/28	6,500,000,000	434,292
6.500% due 02/15/31	4,700,000,000	311,724
7.000% due 02/15/33	6,900,000,000	468,337

		1,271,929

Iraq - 2.2%

Iraq International
5.800% due 01/15/28 ~	$718,750	671,964

Israel - 1.2%

Israel Government International
4.500% due 01/17/33	360,000	360,000

Ivory Coast - 2.3%

Ivory Coast Government International
4.875% due 01/30/32 ~	EUR 700,000	580,651
5.875% due 10/17/31 ~	125,000	111,748

		692,399

Mexico - 8.4%

Mexican Bonos
7.750% due 11/23/34	MXN 29,800,000	1,526,349
7.750% due 11/13/42	4,800,000	232,434
Mexico Government International
4.875% due 05/19/33	$400,000	383,453
6.350% due 02/09/35	400,000	425,759

		2,567,995

Nigeria - 1.0%

Nigeria Government International
6.125% due 09/28/28 ~	410,000	320,517

Peru - 2.9%

Peru Government
5.400% due 08/12/34	PEN 1,400,000	312,496
5.940% due 02/12/29	1,200,000	301,257
Peruvian Government International
6.350% due 08/12/28 ~	1,000,000	259,335

		873,088

Poland - 3.9%

Republic of Poland Government
2.500% due 07/25/26	PLN 1,300,000	270,362
5.865% due 07/25/24	2,000,000	429,744
Republic of Poland Government International
due 10/04/33 #	$500,000	498,425

		1,198,531

Romania - 3.5%

Romania Government
4.850% due 07/25/29	RON 1,000,000	192,324
5.000% due 02/12/29	925,000	180,922
Romanian Government International
1.375% due 12/02/29 ~	EUR 100,000	81,816
2.000% due 04/14/33 ~	425,000	315,423
3.624% due 05/26/30 ~	100,000	92,043
6.625% due 09/27/29 ~	200,000	222,093

		1,084,621

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2023

	Principal Amount	Value
Saudi Arabia - 3.2%

Saudi Government International
4.500% due 10/26/46 ~	$325,000	$286,048
4.750% due 01/18/28 ~	250,000	253,259
4.875% due 07/18/33 ~	250,000	252,766
5.000% due 01/18/53 ~	200,000	186,316

		978,389

Senegal - 1.0%

Senegal Government International
4.750% due 03/13/28 ~	EUR 350,000	320,209

Serbia - 0.7%

Serbia International
6.250% due 05/26/28 ~	$200,000	202,464

South Africa - 2.7%

Republic of South Africa Government
8.875% due 02/28/35	ZAR 16,924,000	815,831

Sri Lanka - 0.3%

Sri Lanka Government International
6.850% due 11/03/25 * ~ Y	$275,000	101,782

Tunisia - 1.3%

Tunisian Republic
6.375% due 07/15/26 ~	EUR 675,000	393,792

Ukraine - 0.9%

State Agency of Roads of Ukraine
6.250% due 06/24/30 ~ Y	$700,000	124,046
Ukraine Government International
6.876% due 05/21/31 ~ Y	300,000	54,339
7.411% due 08/01/41 * ~ § Y	75,000	20,199
7.750% due 09/01/27 * ~ Y	200,000	37,325
7.750% due 09/01/28 * ~ Y	250,000	46,790

		282,699

Uzbekistan - 0.6%

Republic of Uzbekistan International
5.375% due 02/20/29 ~	200,000	183,506

Zambia - 0.3%

Zambia Government International
8.500% due 04/14/24 * ~ Y	200,000	91,250

Total Foreign Government Bonds & Notes (Cost $17,831,295)		17,139,108

Shares		Value
SHORT-TERM INVESTMENT - 10.2%

Money Market Fund - 10.2%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 4.700%	3,106,806	$3,106,806

Total Short-Term Investment (Cost $3,106,806)		3,106,806

TOTAL INVESTMENTS - 99.2% (Cost $31,740,402)		30,333,276

DERIVATIVES - (0.1%)		(26,313)

OTHER ASSETS & LIABILITIES, NET - 0.9%		257,983

NET ASSETS - 100.0%		$30,564,946

Notes to Schedule of Investments

(a)	As of March 31, 2023, the Fund’s composition as a percentage of net assets was as follows:

Foreign Government Bonds & Notes	56.0%
Corporate Bonds & Notes	31.7%
Short-Term Investment	10.2%
Others (each less than 3.0%)	1.3%

	99.2%
Derivatives	(0.1%	)
Other Assets & Liabilities, Net	0.9%

	100.0%

(b)	As of March 31, 2023, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Mexico	11.3%
United States (Includes Short-Term Investment)	10.2%
Israel	7.7%
South Africa	6.5%
Brazil	6.0%
Saudi Arabia	4.6%
Indonesia	4.2%
Poland	3.9%
Romania	3.8%
Czech Republic	3.5%
Others (each less than 3.0%)	37.5%

	99.2%
Derivatives	(0.1%	)
Other Assets & Liabilities, Net	0.9%

	100.0%

(c)	Investments with a total aggregate value of $523,190 or 1.7% of the Fund’s net assets were in default as of March 31, 2023.

(d)	Open futures contracts outstanding as of March 31, 2023 were as follows:

Short Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Euro-BTP	06/23	4	$487,108	$500,388	($13,280)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2023

(e)	Forward foreign currency contracts outstanding as of March 31, 2023 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
BRL	2,400,000	USD	453,333	04/23	JPM	$18,264	$—
CZK	13,425,000	USD	606,274	04/23	JPM	13,317	—
EUR	225,000	USD	240,976	04/23	JPM	3,269	—
HUF	260,000,000	USD	727,424	04/23	JPM	8,815	—
ILS	2,130,000	USD	602,184	04/23	JPM	—	(9,526)
INR	73,250,000	USD	889,874	04/23	CIT	287	—
PLN	3,000,000	USD	695,639	04/23	JPM	—	(1,661)
THB	15,200,000	USD	443,666	04/23	HSB	2,043	—
THB	14,000,000	USD	409,472	04/23	JPM	1,049	—
USD	455,124	BRL	2,400,000	04/23	CIT	—	(16,473)
USD	1,516,602	CNH	10,400,000	04/23	CIT	596	—
USD	289,621	COP	1,400,000,000	04/23	JPM	—	(9,512)
USD	2,902,293	EUR	2,712,309	04/23	JPM	—	(42,157)
USD	81,733	EUR	75,000	04/23	JPM	318	—
USD	477,757	MXN	9,000,000	04/23	CIT	—	(19,355)
USD	687,899	PLN	3,000,000	04/23	JPM	—	(6,079)
USD	1,654,433	ZAR	30,850,000	04/23	CIT	—	(74,527)

Total Forward Foreign Currency Contracts						$47,958	($179,290)

(f)	Swap agreements outstanding as of March 31, 2023 were as follows:

Credit Default Swaps on Corporate and Sovereign Issues – Buy Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Counterparty	Implied Credit Spread at 03/31/23 (2)	Notional Amount (3)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
China Construction Bank	Q	1.000%	12/20/25	GSC	0.551%	$700,000	($8,328)	($7,512)	($816)
China Development Bank Corp	Q	1.000%	12/20/25	GSC	0.534%	600,000	(7,389)	(7,045)	(344)
China Government	Q	1.000%	12/20/25	GSC	0.553%	800,000	(9,476)	(8,409)	(1,067)
Industrial and Commercial Bank of China Ltd	Q	1.000%	12/20/25	GSC	0.539%	700,000	(8,540)	(7,500)	(1,040)

							(33,733)	(30,466)	(3,267)

				Exchange
Bahrain Government	Q	1.000%	06/20/28	ICE	2.439%	225,000	14,428	16,917	(2,489)
South Africa Government	Q	1.000%	06/20/28	ICE	2.720%	1,200,000	92,065	90,830	1,235

							106,493	107,747	(1,254)

Total Credit Default Swaps on Corporate and Sovereign Issues – Buy Protection							$72,760	$77,281	($4,521)

Credit Default Swaps on Corporate and Sovereign Issues – Sell Protection (4)

Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Exchange	Implied Credit Spread at 03/31/23 (2)	Notional Amount (3)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
South Africa Government	Q	1.000%	06/20/28	ICE	2.720%	$400,000	($30,688)	($34,683)	$3,995

Credit Default Swaps on Credit Indices – Buy Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Exchange	Notional Amount (3)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX iTraxx Series 38	Q	5.000%	12/20/27	ICE	EUR 3,075,000	($125,008)	($75,222)	($49,786)

Credit Default Swaps on Credit Indices – Sell Protection (4)

Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Exchange	Notional Amount (3)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX iTraxx Series 38	Q	5.000%	12/20/27	ICE	EUR 2,000,000	$80,402	$33,071	$47,331

Total Credit Default Swaps						($2,534)	$447	($2,981)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2023

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(2)

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate and sovereign issues as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(5)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps – Long

Receive	Pay	Payment Frequency Receive Rate/ Pay Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
11.770%	BRL-CETIP Interbank	Z / Z	LCH	01/02/25	BRL 27,320,410	($63,745)	($96,318)	$32,573
9.481%	28-Day MXN-TIIE	L / L	LCH	06/18/25	MXN 61,800,000	(6,980)	—	(6,980)
11.950%	BRL-CETIP Interbank	Z / Z	LCH	01/04/27	BRL 5,241,362	(537)	—	(537)
3.208%	3-Month ILS-TELBOR	A / Q	LCH	03/15/28	ILS 4,900,000	(30,143)	—	(30,143)
3.488%	3-Month ILS-TELBOR	A / Q	LCH	06/21/28	4,800,000	(9,192)	—	(9,192)
3.634%	3-Month KRW-KWCDC	Q / Q	LCH	06/21/28	KRW 1,200,000,000	21,740	—	21,740
8.763%	28-Day MXN-TIIE	L / L	LCH	12/08/32	MXN 6,700,000	9,126	—	9,126

						($79,731)	($96,318)	$16,587

Interest Rate Swaps – Short

Pay	Receive	Payment Frequency Pay Rate/ Receive Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
7.372%	1-Day CLP-CAMARA	S / S	LCH	11/29/24	CLP 3,050,000,000	$100,122	$1,889	$98,233
3.952%	USD-SOFR	A / A	LCH	06/18/25	$3,200,000	(2,730)	—	(2,730)
3.208%	3-Month ILS-TELBOR	Q / A	LCH	03/15/28	ILS 4,900,000	30,143	20,988	9,155
8.763%	28-Day MXN-TIIE	L / L	LCH	12/08/32	MXN 6,700,000	(9,194)	(9,229)	35

						$118,341	$13,648	$104,693

Total Interest Rate Swaps						$38,610	($82,670)	$121,280

Total Swap Agreements						$36,076	($82,223)	$118,299

Balances reported in the Statement of Assets and Liabilities for Over the Counter (OTC) Swaps and Centrally Cleared Swaps

	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Swap Agreements
Assets	$—	$—
Liabilities	(30,466)	(3,267)
Centrally Cleared Swap Agreements (1)
Assets	163,695	223,423
Liabilities	(215,452)	(101,857)

	($82,223)	$118,299

(1)	Includes cumulative value on centrally cleared swaps, as reported in the Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2023

(g)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2023:

		Total Value at March 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$9,707,762	$—	$9,707,762	$—
	Convertible Corporate Bonds & Notes	379,600	—	379,600	—
	Foreign Government Bonds & Notes	17,139,108	—	17,139,108	—
	Short-Term Investment	3,106,806	3,106,806	—	—
	Derivatives:
	Credit Contracts
	Swaps	52,561	—	52,561	—
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	47,958	—	47,958	—
	Interest Rate Contracts
	Swaps	170,862	—	170,862	—

	Total Assets - Derivatives	271,381	—	271,381	—

	Total Assets	30,604,657	3,106,806	27,497,851	—

Liabilities	Derivatives:
	Credit Contracts
	Swaps	(55,542)	—	(55,542)	—
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(179,290)	—	(179,290)	—
	Interest Rate Contracts
	Futures	(13,280)	(13,280)	—	—
	Swaps	(49,582)	—	(49,582)	—

	Total Interest Rate Contracts	(62,862)	(13,280)	(49,582)	—

	Total Liabilities - Derivatives	(297,694)	(13,280)	(284,414)	—

	Total Liabilities	(297,694)	(13,280)	(284,414)	—

	Total	$30,306,963	$3,093,526	$27,213,437	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF GROWTH FUND

Schedule of Investments

March 31, 2023

	Shares	Value
COMMON STOCKS - 98.5%

Basic Materials - 3.7%

Air Products and Chemicals Inc	6,824	$1,959,921
Linde PLC	5,358	1,904,448
The Sherwin-Williams Co	6,781	1,524,165

		5,388,534

Communications - 10.0%

Alphabet Inc ‘A’ *	59,803	6,203,365
Alphabet Inc ‘C’ *	17,327	1,802,008
Amazon.com Inc *	59,720	6,168,479
Match Group Inc *	11,496	441,331

		14,615,183

Consumer, Cyclical - 4.9%

Chipotle Mexican Grill Inc *	470	802,896
Dollar Tree Inc *	4,106	589,416
Hilton Worldwide Holdings Inc	12,650	1,782,006
Lululemon Athletica Inc *	1,310	477,089
LVMH Moet Hennessy Louis Vuitton SE (France)	2,376	2,180,951
O’Reilly Automotive Inc *	1,535	1,303,184

		7,135,542

Consumer, Non-Cyclical - 21.1%

Abbott Laboratories	15,513	1,570,846
Becton Dickinson & Co	4,861	1,203,292
Block Inc *	6,194	425,218
Boston Scientific Corp *	63,250	3,164,398
Colgate-Palmolive Co	11,894	893,834
CoStar Group Inc *	23,753	1,635,394
Danaher Corp	8,031	2,024,133
Equifax Inc	4,887	991,279
Gartner Inc *	3,541	1,153,552
ICON PLC *	6,018	1,285,385
Regeneron Pharmaceuticals Inc *	1,727	1,419,024
STERIS PLC	3,518	672,923
The Estee Lauder Cos Inc ‘A’	9,144	2,253,630
Thermo Fisher Scientific Inc	5,644	3,253,032
TransUnion	6,070	377,190
UnitedHealth Group Inc	4,220	1,994,330
Verisk Analytics Inc	12,354	2,370,238
Vertex Pharmaceuticals Inc *	8,407	2,648,794
Zoetis Inc	9,327	1,552,386

		30,888,878

Energy - 1.5%

Enphase Energy Inc *	1,161	244,135
EOG Resources Inc	6,747	773,409
Hess Corp	9,220	1,220,175

		2,237,719

Financial - 12.3%

American Express Co	2,919	481,489
American Tower Corp REIT	8,374	1,711,143
Aon PLC ‘A’	8,232	2,595,467
Arthur J Gallagher & Co	3,868	739,987
CME Group Inc	6,454	1,236,070
Mastercard Inc ‘A’	16,663	6,055,501
Visa Inc ‘A’	23,130	5,214,890

		18,034,547

Industrial - 9.4%

Agilent Technologies Inc	3,696	511,305
AMETEK Inc	13,577	1,973,145
Amphenol Corp ‘A’	13,475	1,101,177
Canadian Pacific Railway Ltd (Canada)	18,125	1,394,538
Caterpillar Inc	2,135	488,573
Eaton Corp PLC	8,713	1,492,885

	Shares	Value
Howmet Aerospace Inc	17,686	$749,356
Johnson Controls International PLC	28,351	1,707,297
Martin Marietta Materials Inc	1,484	526,909
Rockwell Automation Inc	3,842	1,127,435
Vulcan Materials Co	15,044	2,580,949

		13,653,569

Technology - 35.6%

Accenture PLC ‘A’	1,576	450,437
Adobe Inc *	6,802	2,621,287
Advanced Micro Devices Inc *	12,464	1,221,597
Apple Inc	41,603	6,860,335
Applied Materials Inc	7,026	863,004
ASML Holding NV (Netherlands)	3,311	2,253,831
Autodesk Inc *	1,871	389,467
Black Knight Inc *	4,743	273,007
Cadence Design Systems Inc *	8,684	1,824,422
Electronic Arts Inc	10,009	1,205,584
Intuit Inc	7,676	3,422,191
KLA Corp	1,568	625,898
Lam Research Corp	2,567	1,360,818
Microsoft Corp	53,566	15,443,078
MSCI Inc	6,308	3,530,524
NVIDIA Corp	21,359	5,932,889
ServiceNow Inc *	3,682	1,711,099
Synopsys Inc *	2,822	1,089,997
Take-Two Interactive Software Inc *	5,337	636,704
Veeva Systems Inc ‘A’ *	1,364	250,690

		51,966,859

Total Common Stocks (Cost $99,783,848)		143,920,831

SHORT-TERM INVESTMENT - 1.7%

Money Market Fund - 1.7%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 4.700%	2,479,383	2,479,383

Total Short-Term Investment (Cost $2,479,383)		2,479,383

TOTAL INVESTMENTS - 100.2% (Cost $102,263,231)		146,400,214

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(232,139)

NET ASSETS - 100.0%		$146,168,075

Notes to Schedule of Investments

(a)	As of March 31, 2023, the Fund’s composition by sector as a percentage of net assets was as follows

Technology	35.6%
Consumer, Non-Cyclical	21.1%
Financial	12.3%
Communications	10.0%
Industrial	9.4%
Consumer, Cyclical	4.9%
Basic Materials	3.7%
Others (each less than 3.0%)	3.2%

	100.2%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF GROWTH FUND

Schedule of Investments (Continued)

March 31, 2023

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2023:

		Total Value at March 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$5,388,534	$5,388,534	$—	$—
	Communications	14,615,183	14,615,183	—	—
	Consumer, Cyclical	7,135,542	4,954,591	2,180,951	—
	Consumer, Non-Cyclical	30,888,878	30,888,878	—	—
	Energy	2,237,719	2,237,719	—	—
	Financial	18,034,547	18,034,547	—	—
	Industrial	13,653,569	13,653,569	—	—
	Technology	51,966,859	51,966,859	—	—

	Total Common Stocks	143,920,831	141,739,880	2,180,951	—

	Short-Term Investment	2,479,383	2,479,383	—	—

	Total	$146,400,214	$144,219,263	$2,180,951	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF LARGE-CAP VALUE FUND

Schedule of Investments

March 31, 2023

	Shares	Value
COMMON STOCKS - 96.8%

Basic Materials - 3.9%

Air Products and Chemicals Inc	10,264	$2,947,923
PPG Industries Inc	15,682	2,094,802

		5,042,725

Communications - 13.8%

Alphabet Inc ‘A’ *	14,222	1,475,248
Charter Communications Inc ‘A’ *	7,134	2,551,190
Cisco Systems Inc	65,058	3,400,907
Comcast Corp ‘A’	54,539	2,067,573
DISH Network Corp ‘A’ *	91,274	851,586
Meta Platforms Inc ‘A’ *	17,769	3,765,962
Motorola Solutions Inc	13,644	3,903,958

		18,016,424

Consumer, Cyclical - 1.6%

The Home Depot Inc	7,208	2,127,225

Consumer, Non-Cyclical - 14.7%

Amgen Inc	6,705	1,620,934
Becton Dickinson & Co	9,290	2,299,647
Elevance Health Inc	6,848	3,148,779
Haleon PLC ADR	265,466	2,160,893
Johnson & Johnson	15,950	2,472,250
Merck & Co Inc	15,796	1,680,536
PepsiCo Inc	11,673	2,127,988
UnitedHealth Group Inc	7,728	3,652,175

		19,163,202

Energy - 9.6%

Chevron Corp	22,168	3,616,931
ConocoPhillips	56,701	5,625,306
Enterprise Products Partners LP	124,849	3,233,589

		12,475,826

Financial - 22.9%

American Express Co	25,500	4,206,225
American Tower Corp REIT	10,194	2,083,042
Bank of America Corp	142,496	4,075,386
Berkshire Hathaway Inc ‘B’ *	7,483	2,310,526
JPMorgan Chase & Co	37,311	4,861,996
Marsh & McLennan Cos Inc	12,387	2,063,055
The Bank of New York Mellon Corp	35,163	1,597,807
The Charles Schwab Corp	20,599	1,078,976
The Progressive Corp	16,483	2,358,058
The Travelers Cos Inc	10,873	1,863,741
US Bancorp	26,748	964,265
Visa Inc ‘A’	10,037	2,262,942

		29,726,019

Industrial - 19.3%

Deere & Co	9,679	3,996,265
Illinois Tool Works Inc	9,228	2,246,557

	Shares	Value
Martin Marietta Materials Inc	4,814	$1,709,259
Northrop Grumman Corp	5,540	2,557,929
Otis Worldwide Corp	20,016	1,689,350
Raytheon Technologies Corp	42,899	4,201,099
TE Connectivity Ltd	30,743	4,031,944
United Parcel Service Inc ‘B’	14,134	2,741,855
Vertiv Holdings Co	133,289	1,907,366

		25,081,624

Technology - 4.5%

Intel Corp	48,087	1,571,002
Microsoft Corp	5,080	1,464,564
Oracle Corp	19,229	1,786,759
QUALCOMM Inc	7,931	1,011,837

		5,834,162

Utilities - 6.5%

Edison International	36,661	2,587,900
Sempra Energy	38,396	5,803,939

		8,391,839

Total Common Stocks (Cost $61,028,776)		125,859,046

SHORT-TERM INVESTMENT - 1.6%

Money Market Fund - 1.6%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 4.700%	2,109,034	2,109,034

Total Short-Term Investment (Cost $2,109,034)		2,109,034

TOTAL INVESTMENTS - 98.4% (Cost $63,137,810)		127,968,080

OTHER ASSETS & LIABILITIES, NET - 1.6%		2,100,460

NET ASSETS - 100.0%		$130,068,540

Notes to Schedule of Investments

(a)	As of March 31, 2023, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	22.9%
Industrial	19.3%
Consumer, Non-Cyclical	14.7%
Communications	13.8%
Energy	9.6%
Utilities	6.5%
Technology	4.5%
Basic Materials	3.9%
Others (each less than 3.0%)	3.2%

98.4%
Other Assets & Liabilities, Net	1.6%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2023:

		Total Value at March 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$125,859,046	$125,859,046	$—	$—
	Short-Term Investment	2,109,034	2,109,034	—	—

	Total	$127,968,080	$127,968,080	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF SMALL-CAP GROWTH FUND

Schedule of Investments

March 31, 2023

	Shares	Value
WARRANTS - 0.0%

Consumer, Non-Cyclical - 0.0%

Optinose Inc Exercise @ $2.57 Exp 11/23/27 *	5,653	$—

Total Warrants (Cost $56)		—

COMMON STOCKS - 96.1%

Basic Materials - 5.6%

Axalta Coating Systems Ltd *	22,758	689,340
Element Solutions Inc	30,864	595,984
Ingevity Corp *	7,160	512,083

		1,797,407

Communications - 1.7%

Q2 Holdings Inc *	10,454	257,378
Vivid Seats Inc ‘A’ *	35,986	274,573

		531,951

Consumer, Cyclical - 14.5%

Brunswick Corp	5,862	480,684
Five Below Inc *	1,652	340,262
Funko Inc ‘A’ *	13,029	122,863
Genius Sports Ltd (United Kingdom) *	41,959	208,956
Leslie’s Inc *	13,273	146,136
Manchester United PLC ‘A’ (United Kingdom)	6,011	133,144
Methode Electronics Inc	8,971	393,648
Ollie’s Bargain Outlet Holdings Inc *	9,545	553,037
On Holding AG ‘A’ (Switzerland) *	8,761	271,854
Penn Entertainment Inc *	19,444	576,709
Petco Health & Wellness Co Inc *	28,806	259,254
Skechers USA Inc ‘A’ *	11,122	528,517
Univar Solutions Inc *	5,776	202,333
Visteon Corp *	2,773	434,890

		4,652,287

Consumer, Non-Cyclical - 24.7%

Abcam PLC ADR (United Kingdom) *	25,989	349,812
Adaptive Biotechnologies Corp *	13,836	122,172
Allovir Inc *	8,387	33,045
Annexon Inc *	8,166	31,439
BioAtla Inc *	5,337	14,303
Bioxcel Therapeutics Inc *	3,294	61,466
Boyd Group Services Inc (Canada)	1,930	308,514
Bright Horizons Family Solutions Inc *	4,190	322,588
Bruker Corp	5,750	453,330
Certara Inc *	9,713	234,181
Collegium Pharmaceutical Inc *	6,095	146,219
Envista Holdings Corp *	16,006	654,325
European Wax Center Inc ‘A’	17,375	330,125
Harmony Biosciences Holdings Inc *	3,681	120,185
HealthEquity Inc *	6,435	377,799
Immunocore Holdings PLC ADR (United Kingdom) *	3,614	178,676
Kymera Therapeutics Inc *	3,006	89,068
Legend Biotech Corp ADR *	2,856	137,716
Lyell Immunopharma Inc *	10,603	25,023
Maravai LifeSciences Holdings Inc ‘A’ *	10,251	143,617
MaxCyte Inc *	18,841	93,263
Neurocrine Biosciences Inc *	1,515	153,348
Nuvei Corp (Canada) * ~	9,230	401,736
Oatly Group AB ADR *	35,299	85,424
Optinose Inc *	28,710	55,410
Oxford Nanopore Technologies PLC (United Kingdom)*	32,076	87,944
Paylocity Holding Corp *	1,039	206,532
Payoneer Global Inc *	46,212	290,211
Prelude Therapeutics Inc *	5,152	29,366

	Shares	Value
PROCEPT BioRobotics Corp *	4,755	$135,042
Remitly Global Inc *	14,657	248,436
Ritchie Bros Auctioneers Inc (Canada)	9,727	547,533
Sabre Corp *	50,960	218,618
Sana Biotechnology Inc *	8,208	26,840
Shockwave Medical Inc *	1,335	289,468
Silk Road Medical Inc *	4,069	159,220
SpringWorks Therapeutics Inc *	4,471	115,084
The Duckhorn Portfolio Inc *	22,818	362,806
TriNet Group Inc *	3,004	242,153

		7,882,037

Energy - 5.8%

ChampionX Corp	26,944	730,991
Magnolia Oil & Gas Corp ‘A’	14,894	325,881
Matador Resources Co	9,785	466,255
Permian Resources Corp	31,845	334,372

		1,857,499

Financial - 5.3%

First Interstate BancSystem Inc ‘A’	1,170	34,936
GCM Grosvenor Inc ‘A’	29,747	232,324
Hamilton Lane Inc ‘A’	4,755	351,775
Pacific Premier Bancorp Inc	1,801	43,260
STAG Industrial Inc REIT	15,478	523,466
WisdomTree Inc	85,133	498,880

		1,684,641

Industrial - 17.4%

Advanced Energy Industries Inc	4,088	400,624
AeroVironment Inc *	2,001	183,412
Cactus Inc ‘A’	11,023	454,478
Crane Co *	660	49,236
CryoPort Inc *	7,488	179,712
Gerresheimer AG (Germany)	4,529	449,078
GFL Environmental Inc (Canada)	24,422	841,094
Jacobs Solutions Inc	4,997	587,197
Knight-Swift Transportation Holdings Inc	8,342	471,990
Kratos Defense & Security Solutions Inc *	9,685	130,554
Littelfuse Inc	1,374	368,355
NEXTracker Inc ‘A’ *	2,518	91,303
Saia Inc *	729	198,346
Sensata Technologies Holding PLC	15,443	772,459
The AZEK Co Inc *	9,815	231,045
Trex Co Inc *	3,128	152,240

		5,561,123

Technology - 21.1%

ACV Auctions Inc ‘A’ *	19,415	250,648
Alkami Technology Inc *	19,588	247,984
Allegro MicroSystems Inc (Japan) *	3,521	168,973
CACI International Inc ‘A’ *	1,109	328,574
Corsair Gaming Inc *	7,875	144,506
Definitive Healthcare Corp *	18,620	192,345
DoubleVerify Holdings Inc *	11,805	355,921
ExlService Holdings Inc *	4,162	673,536
Five9 Inc *	5,883	425,282
FormFactor Inc *	6,985	222,472
KBR Inc	7,352	404,728
Keywords Studios PLC (Ireland)	10,790	367,105
Kinaxis Inc (Canada) *	2,211	303,569
nCino Inc *	6,497	160,996
Outset Medical Inc *	4,643	85,431
Paycor HCM Inc *	15,083	400,001
Procore Technologies Inc *	5,206	326,052
Rapid7 Inc *	6,194	284,366
TaskUS Inc ‘A’ (Philippines) *	12,681	183,114
Thoughtworks Holding Inc *	50,445	371,275
WNS Holdings Ltd ADR (India) *	8,999	838,437

		6,735,315

Total Common Stocks (Cost $30,297,557)		30,702,260

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF SMALL-CAP GROWTH FUND

Schedule of Investments (Continued)

March 31, 2023

	Shares	Value

SHORT-TERM INVESTMENT - 3.5%

Money Market Fund - 3.5%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 4.700%	1,122,233	$1,122,233

Total Short-Term Investment (Cost $1,122,233)		1,122,233

TOTAL INVESTMENTS - 99.6% (Cost $31,419,846)		31,824,493

OTHER ASSETS & LIABILITIES, NET - 0.4%		127,190

NET ASSETS - 100.0%		$31,951,683

Notes to Schedule of Investments

(a)	As of March 31, 2023, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	24.7%
Technology	21.1%
Industrial	17.4%
Consumer, Cyclical	14.5%
Energy	5.8%
Basic Materials	5.6%
Financial	5.3%
Short-Term Investment	3.5%
Others (each less than 3.0%)	1.7%

99.6%
Other Assets & Liabilities, Net	0.4%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2023:

		Total Value at March 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$1,797,407	$1,797,407	$—	$—
	Communications	531,951	531,951	—	—
	Consumer, Cyclical	4,652,287	4,652,287	—	—
	Consumer, Non-Cyclical	7,882,037	7,794,093	87,944	—
	Energy	1,857,499	1,857,499	—	—
	Financial	1,684,641	1,684,641	—	—
	Industrial	5,561,123	5,112,045	449,078	—
	Technology	6,735,315	6,735,315	—	—

	Total Common Stocks	30,702,260	30,165,238	537,022	—

	Short-Term Investment	1,122,233	1,122,233	—	—

	Total	$31,824,493	$31,287,471	$537,022	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF SMALL-CAP VALUE FUND

Schedule of Investments

March 31, 2023

	Shares	Value
COMMON STOCKS - 99.6%

Basic Materials - 4.4%

AdvanSix Inc	11,920	$456,179
ATI Inc *	11,640	459,314
Haynes International Inc	9,918	496,793
HB Fuller Co	5,720	391,534
Innospec Inc	230	23,614

		1,827,434

Communications - 2.5%

A10 Networks Inc	30,377	470,539
Casa Systems Inc *	54,862	69,675
Criteo SA ADR (France) *	15,461	487,099

		1,027,313

Consumer, Cyclical - 20.1%

Alaska Air Group Inc *	10,746	450,902
Blue Bird Corp *	24,263	495,693
Citi Trends Inc *	12,938	246,081
Dana Inc	27,076	407,494
Dine Brands Global Inc	6,962	470,910
Genesco Inc *	9,981	368,099
H&E Equipment Services Inc	8,055	356,273
Hilton Grand Vacations Inc *	12,758	566,838
IMAX Corp *	23,640	453,415
KB Home	17,500	703,150
Papa John’s International Inc	5,574	417,660
REV Group Inc	37,280	446,987
Sally Beauty Holdings Inc *	46,082	717,958
Six Flags Entertainment Corp *	20,139	537,913
Taylor Morrison Home Corp *	19,855	759,652
The Goodyear Tire & Rubber Co *	42,620	469,672
The Shyft Group Inc	23,827	542,064

		8,410,761

Consumer, Non-Cyclical - 12.7%

Acadia Healthcare Co Inc *	6,327	457,126
Adtalem Global Education Inc *	14,110	544,928
Envista Holdings Corp *	12,949	529,355
Herc Holdings Inc	5,215	593,988
Integra LifeSciences Holdings Corp *	12,120	695,809
Korn Ferry	11,069	572,710
Nomad Foods Ltd (United Kingdom) *	29,411	551,162
Pediatrix Medical Group Inc *	34,783	518,615
Syneos Health Inc *	7,190	256,108
The Hain Celestial Group Inc *	35,618	610,849

		5,330,650

Energy - 3.7%

ChampionX Corp	13,550	367,611
Helmerich & Payne Inc	704	25,168
HF Sinclair Corp	8,819	426,663
Magnolia Oil & Gas Corp ‘A’	32,429	709,547

		1,528,989

Financial - 29.4%

1st Source Corp	9,564	412,687
Associated Banc-Corp	30,522	548,786
Bank of Marin Bancorp	9,699	212,311
BankUnited Inc	14,808	334,365
Berkshire Hills Bancorp Inc	21,980	550,819
Broadstone Net Lease Inc REIT	29,100	494,991
Carter Bankshares Inc *	16,423	229,922
First BanCorp (Puerto Rico)	51,764	591,145
First Busey Corp	13,684	278,333
HarborOne Bancorp Inc	36,805	449,021
Heritage Financial Corp	23,936	512,230
Independence Realty Trust Inc REIT	22,313	357,677
Independent Bank Group Inc	6,989	323,940

	Shares	Value
Moelis & Co ‘A’	12,150	$467,046
National Storage Affiliates Trust REIT	8,823	368,625
NETSTREIT Corp REIT	24,666	450,894
Nicolet Bankshares Inc *	1,880	118,534
Pacific Premier Bancorp Inc	18,495	444,250
Peoples Bancorp Inc	9,214	237,261
Physicians Realty Trust REIT	32,711	488,375
Premier Financial Corp	20,955	434,397
Sandy Spring Bancorp Inc	10,483	272,348
Selective Insurance Group Inc	7,685	732,611
STAG Industrial Inc REIT	20,542	694,730
Synovus Financial Corp	8,050	248,182
Texas Capital Bancshares Inc *	11,051	541,057
The Hanover Insurance Group Inc	3,880	498,580
TriCo Bancshares	12,453	517,920
WSFS Financial Corp	12,785	480,844

		12,291,881

Industrial - 18.8%

ArcBest Corp	7,524	695,368
Arcosa Inc	10,106	637,790
Belden Inc	5,135	445,564
Cactus Inc ‘A’	6,147	253,441
Dycom Industries Inc *	7,772	727,848
Fluor Corp *	18,010	556,689
Great Lakes Dredge & Dock Corp *	53,984	293,133
Heritage-Crystal Clean Inc *	15,894	565,985
Hillman Solutions Corp *	50,337	423,838
Ichor Holdings Ltd *	19,990	654,473
Masonite International Corp *	5,917	537,086
O-I Glass Inc *	20,030	454,881
Spirit AeroSystems Holdings Inc ‘A’	15,570	537,632
Star Bulk Carriers Corp (Greece)	26,346	556,427
TTM Technologies Inc *	39,581	533,948

		7,874,103

Technology - 5.6%

ACI Worldwide Inc *	17,963	484,642
CommVault Systems Inc *	5,729	325,063
FormFactor Inc *	12,240	389,844
Kulicke & Soffa Industries Inc (Singapore)	11,086	584,121
MagnaChip Semiconductor Corp (South Korea) *	43,981	408,144
Unisys Corp *	43,040	166,995

		2,358,809

Utilities - 2.4%

IDACORP Inc	6,380	691,145
Southwest Gas Holdings Inc	5,230	326,614

		1,017,759

Total Common Stocks (Cost $36,346,523)		41,667,699

SHORT-TERM INVESTMENT - 0.9%

Money Market Fund - 0.9%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 4.700%	392,813	392,813

Total Short-Term Investment (Cost $392,813)		392,813

TOTAL INVESTMENTS - 100.5% (Cost $36,739,336)		42,060,512

OTHER ASSETS & LIABILITIES, NET - (0.5%)		(215,685)

NET ASSETS - 100.0%		$41,844,827

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF SMALL-CAP VALUE FUND

Schedule of Investments (Continued)

March 31, 2023

Notes to Schedule of Investments

(a)	As of March 31, 2023, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	29.4%
Consumer, Cyclical	20.1%
Industrial	18.8%
Consumer, Non-Cyclical	12.7%
Technology	5.6%
Basic Materials	4.4%
Energy	3.7%
Others (each less than 3.0%)	5.8%

	100.5%
Other Assets & Liabilities, Net	(0.5%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2023:

		Total Value at March 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$41,667,699	$41,667,699	$—	$—
	Short-Term Investment	392,813	392,813	—	—

	Total	$42,060,512	$42,060,512	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF EMERGING MARKETS FUND

Schedule of Investments

March 31, 2023

	Shares	Value
WARRANTS - 0.1%

Switzerland - 0.1%

Cie Financiere Richemont SA Exercise @ CHF 67.00 Exp 11/22/23 *	30,788	$38,698

Total Warrants (Cost $0)		38,698

PREFERRED STOCKS - 0.4%

Brazil - 0.4%

Banco Bradesco SA	78,944	205,753

Total Preferred Stocks (Cost $237,934)		205,753

COMMON STOCKS - 94.6%

Australia - 0.7%

Glencore PLC	71,532	411,611

Brazil - 4.9%

Ambev SA	393,900	1,116,780
B3 SA - Brasil Bolsa Balcao	103,500	210,943
Lojas Renner SA	32,188	105,421
NU Holdings Ltd ‘A’ *	112,089	533,544
Vale SA ADR	32,667	515,485
WEG SA	30,043	240,062

		2,722,235

Chile - 0.6%

Antofagasta PLC	3,391	66,421
Banco Santander Chile	6,239,524	276,697

		343,118

China - 27.0%

BeiGene Ltd ADR *	2,596	559,516
Brii Biosciences Ltd *	2,000	1,102
H World Group Ltd *	4,400	21,538
H World Group Ltd ADR *	53,554	2,623,075
Meituan ‘B’ * ~	24,688	447,895
MicroTech Medical Hangzhou Co Ltd ‘H’ * ~	12,900	12,265
NetEase Inc ADR	20,386	1,802,938
New Horizon Health Ltd * ~	28,500	98,764
Silergy Corp	14,000	222,272
Tencent Holdings Ltd	39,881	1,948,957
Wuxi Biologics Cayman Inc * ~	76,500	471,390
Yum China Holdings Inc	63,958	4,054,298
Zai Lab Ltd ADR *	9,294	309,118
ZTO Express Cayman Inc	5,613	160,716
ZTO Express Cayman Inc ADR	82,771	2,372,217

		15,106,061

France - 6.1%

L’Oreal SA	257	114,839
Pernod Ricard SA	12,096	2,738,909
TotalEnergies SE	8,945	527,430

		3,381,178

Hong Kong - 1.5%

AIA Group Ltd	62,600	656,508
Hongkong Land Holdings Ltd	37,500	164,980

		821,488

India - 18.8%

Havells India Ltd	13,859	200,947
Housing Development Finance Corp Ltd	123,125	3,948,381
Infosys Ltd	15,475	270,552
Kotak Mahindra Bank Ltd	131,938	2,788,755
Oberoi Realty Ltd	37,126	381,815
Tata Consultancy Services Ltd	69,894	2,739,694
Zee Entertainment Enterprises Ltd	78,151	202,172

		10,532,316

	Shares	Value
Indonesia - 0.7%

P.T. Bank Central Asia Tbk	693,100	$405,494

Italy - 2.2%

Ermenegildo Zegna NV	11,568	157,787
PRADA SPA	153,300	1,087,061

		1,244,848

Japan - 0.5%

Daiichi Sankyo Co Ltd	8,200	299,117

Mexico - 10.6%

America Movil SAB de CV ADR *	50,297	1,058,752
Fomento Economico Mexicano SAB de CV	84,869	807,951
Grupo Mexico SAB de CV ‘B’	600,619	2,841,108
Wal-Mart de Mexico SAB de CV	303,052	1,210,862

		5,918,673

Peru - 0.9%

Credicorp Ltd	3,767	498,713

Philippines - 1.3%

SM Investments Corp	43,367	711,839

Russia - 0.0%

Novatek PJSC GDR * ± Ω	800	—
Polyus PJSC * ± Ω	3,943	—
Polyus PJSC GDR * ~ ± Ω	3,202	—
Sberbank of Russia PJSC * ± Ω	14,210	—

		—

South Africa - 0.5%

FirstRand Ltd	79,815	270,525

South Korea - 6.9%

LG Chem Ltd	3,233	1,775,544
LG H&H Co Ltd	329	151,998
Samsung Biologics Co Ltd * ~	1,567	949,859
Samsung Electronics Co Ltd	20,040	990,997

		3,868,398

Switzerland - 3.4%

Cie Financiere Richemont SA ‘A’	11,833	1,897,494

Taiwan - 7.7%

MediaTek Inc	11,000	285,188
Taiwan Semiconductor Manufacturing Co Ltd	229,995	4,030,575

		4,315,763

United Kingdom - 0.3%

AstraZeneca PLC ADR	2,306	160,059

Total Common Stocks (Cost $35,916,075)		52,908,930

SHORT-TERM INVESTMENT - 3.6%

Money Market Fund - 3.6%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 4.700%	2,036,222	2,036,222

Total Short-Term Investment (Cost $2,036,222)		2,036,222

TOTAL INVESTMENTS - 98.7% (Cost $38,190,231)		55,189,603

OTHER ASSETS & LIABILITIES, NET - 1.3%		713,881

NET ASSETS - 100.0%		$55,903,484

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF EMERGING MARKETS FUND

Schedule of Investments (Continued)

March 31, 2023

Notes to Schedule of Investments

(a)	As of March 31, 2023, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Cyclical	20.1%
Financial	18.5%
Technology	18.1%
Consumer, Non-Cyclical	15.2%
Basic Materials	10.0%
Communications	6.5%
Industrial	5.7%
Short-Term Investment	3.6%
Others (each less than 3.0%)	1.0%

98.7%
Other Assets & Liabilities, Net	1.3%

100.0%

(b)	As of March 31, 2023, the Fund’s composition by country of risk as a percentage of net assets was as follows:

China	27.0%
India	18.8%
Mexico	10.6%
Taiwan	7.7%
South Korea	6.9%
France	6.1%
Brazil	5.3%
United States (Includes Short-Term Investment)	3.6%
Switzerland	3.5%
Others (each less than 3.0%)	9.2%

98.7%
Other Assets & Liabilities, Net	1.3%

100.0%

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2023:

		Total Value at March 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Warrants	$38,698	$38,698	$—	$—
	Preferred Stocks	205,753	205,753	—	—
	Common Stocks
	Australia	411,611	—	411,611	—
	Brazil	2,722,235	2,722,235	—	—
	Chile	343,118	276,697	66,421	—
	China	15,106,061	11,721,162	3,384,899	—
	France	3,381,178	—	3,381,178	—
	Hong Kong	821,488	—	821,488	—
	India	10,532,316	—	10,532,316	—
	Indonesia	405,494	—	405,494	—
	Italy	1,244,848	157,787	1,087,061	—
	Japan	299,117	—	299,117	—
	Mexico	5,918,673	5,918,673	—	—
	Peru	498,713	498,713	—	—
	Philippines	711,839	—	711,839	—
	South Africa	270,525	—	270,525	—
	South Korea	3,868,398	—	3,868,398	—
	Switzerland	1,897,494	—	1,897,494	—
	Taiwan	4,315,763	—	4,315,763	—
	United Kingdom	160,059	160,059	—	—

	Total Common Stocks	52,908,930	21,455,326	31,453,604	—

	Short-Term Investment	2,036,222	2,036,222	—	—

	Total	$55,189,603	$23,735,999	$31,453,604	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF INTERNATIONAL GROWTH FUND

Schedule of Investments

March 31, 2023

	Shares	Value
COMMON STOCKS - 97.7%

Australia - 1.1%

Brambles Ltd	23,802	$214,605

Canada - 6.9%

CAE Inc *	7,575	171,285
Canadian Pacific Railway Ltd	6,441	495,978
Loblaw Cos Ltd	2,768	252,264
Shopify Inc ‘A’ *	992	47,556
Thomson Reuters Corp	2,512	326,830

		1,293,913

China - 1.9%

Tencent Holdings Ltd	5,704	278,751
Zai Lab Ltd *	22,600	75,316

		354,067

Denmark - 4.5%

Novo Nordisk AS ‘B’	5,349	849,535

France - 11.0%

Airbus SE	2,267	302,797
EssilorLuxottica SA	1,092	196,913
L’Oreal SA	814	363,730
LVMH Moet Hennessy Louis Vuitton SE	736	675,581
Safran SA	1,699	251,514
Teleperformance	1,151	278,121

		2,068,656

Germany - 6.4%

Deutsche Boerse AG	1,680	327,113
Deutsche Telekom AG	23,169	561,438
SAP SE	2,480	313,151

		1,201,702

Hong Kong - 4.4%

AIA Group Ltd	50,448	529,066
Hong Kong Exchanges & Clearing Ltd	6,761	299,680

		828,746

Israel - 1.2%

Nice Ltd ADR *	970	222,023

Italy - 1.3%

Intesa Sanpaolo SPA	96,622	247,975

Japan - 13.7%

Daiichi Sankyo Co Ltd	11,109	405,230
Hoya Corp	1,884	208,205
Keyence Corp	1,110	544,021
Olympus Corp	22,089	387,944
Recruit Holdings Co Ltd	8,145	224,061
Shiseido Co Ltd	6,290	294,896
Sony Group Corp	5,563	506,697

		2,571,054

Netherlands - 3.4%

Adyen NV * ~	153	243,795
ASML Holding NV	578	393,877

		637,672

Portugal - 2.6%

EDP - Energias de Portugal SA	90,146	491,198

	Shares	Value

Spain - 6.1%

Amadeus IT Group SA *	5,257	$352,658
Cellnex Telecom SA ~	4,083	158,778
Iberdrola SA	19,323	240,722
Industria de Diseno Textil SA	11,983	402,572

		1,154,730

Sweden - 2.9%

Atlas Copco AB ‘A’	16,330	206,874
Sandvik AB	15,846	336,344

		543,218

Switzerland - 3.9%

Alcon Inc	4,493	318,947
Givaudan SA	63	205,052
Straumann Holding AG	1,354	203,079

		727,078

United Kingdom - 11.8%

3i Group PLC	8,829	184,028
Compass Group PLC	10,343	259,936
Diageo PLC	11,222	500,834
London Stock Exchange Group PLC	6,136	595,988
RELX PLC	9,788	317,003
Rentokil Initial PLC	48,249	352,630

		2,210,419

United States - 14.6%

Accenture PLC ‘A’	1,048	299,529
Computershare Ltd	8,671	125,948
Haleon PLC	74,535	296,086
ICON PLC *	655	139,901
Linde PLC	1,140	405,202
Nestle SA	7,243	883,143
Roche Holding AG	962	274,884
SolarEdge Technologies Inc *	589	179,026
TE Connectivity Ltd	1,112	145,839

		2,749,558

Total Common Stocks (Cost $15,072,896)		18,366,149

SHORT-TERM INVESTMENT - 1.4%

Money Market Fund - 1.4%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 4.700%	257,018	257,018

Total Short-Term Investment (Cost $257,018)		257,018

TOTAL INVESTMENTS - 99.1% (Cost $15,329,914)		18,623,167

OTHER ASSETS & LIABILITIES, NET - 0.9%		161,455

NET ASSETS - 100.0%		$18,784,622

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF INTERNATIONAL GROWTH FUND

Schedule of Investments (Continued)

March 31, 2023

Notes to Schedule of Investments

(a)	As of March 31, 2023, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	38.1%
Industrial	15.0%
Financial	11.6%
Consumer, Cyclical	9.8%
Communications	7.6%
Technology	7.5%
Utilities	3.9%
Basic Materials	3.2%
Others (each less than 3.0%)	2.4%

99.1%
Other Assets & Liabilities, Net	0.9%

100.0%

(b)	As of March 31, 2023, the Fund’s composition by country of risk as a percentage of net assets was as follows:

United States (Includes Short-Term Investment)	16.0%
Japan	13.7%
United Kingdom	11.8%
France	11.0%
Canada	6.9%
Germany	6.4%
Spain	6.1%
Denmark	4.5%
Hong Kong	4.4%
Switzerland	3.9%
Netherlands	3.4%
Others (each less than 3.0%)	11.0%

99.1%
Other Assets & Liabilities, Net	0.9%

100.0%

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2023:

		Total Value at March 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Australia	$214,605	$—	$214,605	$—
	Canada	1,293,913	1,293,913	—	—
	China	354,067	—	354,067	—
	Denmark	849,535	—	849,535	—
	France	2,068,656	—	2,068,656	—
	Germany	1,201,702	—	1,201,702	—
	Hong Kong	828,746	—	828,746	—
	Israel	222,023	222,023	—	—
	Italy	247,975	—	247,975	—
	Japan	2,571,054	—	2,571,054	—
	Netherlands	637,672	—	637,672	—
	Portugal	491,198	—	491,198	—
	Spain	1,154,730	—	1,154,730	—
	Sweden	543,218	—	543,218	—
	Switzerland	727,078	—	727,078	—
	United Kingdom	2,210,419	—	2,210,419	—
	United States	2,749,558	1,169,497	1,580,061	—

	Total Common Stocks	18,366,149	2,685,433	15,680,716	—

	Short-Term Investment	257,018	257,018	—	—

	Total	$18,623,167	$2,942,451	$15,680,716	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF INTERNATIONAL SMALL-CAP FUND

Schedule of Investments

March 31, 2023

	Shares	Value
COMMON STOCKS - 95.7%

Australia - 4.1%

EBOS Group Ltd	2,641	$76,957
GUD Holdings Ltd	11,995	79,242
Imdex Ltd	50,912	76,822
Inghams Group Ltd	68,801	144,086
Nanosonics Ltd *	16,058	55,255

		432,362

Austria - 1.9%

Mayr Melnhof Karton AG	660	109,698
Strabag SE	620	26,526
Wienerberger AG	2,190	63,403

		199,627

Belgium - 1.7%

Econocom Group SA	20,490	65,802
Fagron	6,480	110,704

		176,506

Brazil - 0.9%

Atacadao SA	9,910	24,303
Hypera SA	9,094	68,002

		92,305

Canada - 2.3%

CCL Industries Inc ‘B’	1,250	62,098
ECN Capital Corp	7,130	14,772
Open Text Corp	2,080	80,229
Parkland Corp	1,190	28,528
The North West Co Inc	2,260	63,193

		248,820

China - 3.7%

Best Pacific International Holdings Ltd	135,870	19,559
Far East Horizon Ltd	123,893	111,255
Qingdao Port International Co Ltd ‘H’ ~	138,661	72,368
Shenzhen YUTO Packaging Technology Co Ltd ‘A’	19,470	78,963
TravelSky Technology Ltd ‘H’	48,900	91,118
Xingda International Holdings Ltd	108,751	23,115

		396,378

Denmark - 0.6%

Spar Nord Bank AS	3,990	63,022

Finland - 1.6%

Huhtamaki Oyj	2,340	86,930
Nanoform Finland PLC *	5,020	8,656
Rovio Entertainment Oyj ~	9,390	79,538

		175,124

France - 4.3%

Altarea SCA REIT	660	81,210
Antin Infrastructure Partners SA	2,320	42,055
ARGAN SA REIT	600	44,846
Elior Group SA * ~	19,080	67,112
Lectra	1,430	56,456
Maisons du Monde SA ~	6,010	64,859
Thermador Groupe	960	102,176

		458,714

Germany - 5.1%

DWS Group GmbH & Co KGaA ~	1,450	44,638
JOST Werke AG ~	1,500	79,093
Norma Group SE	2,600	61,443
Rheinmetall AG	380	112,575
Stabilus SE	950	66,415
Takkt AG	4,480	70,710
Talanx AG	2,420	112,171

		547,045

	Shares	Value
Greece - 1.0%

Mytilineos SA	3,670	$104,626

Hong Kong - 1.8%

ASMPT Ltd	11,678	115,822
Sino Land Co Ltd	39,859	53,902
WH Group Ltd ~	44,700	26,648

		196,372

Hungary - 1.1%

Richter Gedeon Nyrt	5,635	117,654

Indonesia - 0.8%

P.T. Avia Avian Tbk	874,454	34,699
P.T. Selamat Sempurna Tbk	529,230	54,531

		89,230

Ireland - 1.8%

AerCap Holdings NV *	887	49,876
Dalata Hotel Group PLC *	17,170	77,853
Irish Residential Properties REIT PLC ◇	61,840	62,322

		190,051

Italy - 1.1%

Banca Generali SPA	1,650	52,528
Recordati Industria Chimica e Farmaceutica SPA	1,490	63,026

		115,554

Japan - 19.9%

Amano Corp	3,590	67,828
ASKUL Corp	5,270	68,610
Capcom Co Ltd	1,490	53,328
Dexerials Corp	2,540	51,930
Dip Corp	1,980	53,074
GMO internet group Inc	4,900	95,506
Inaba Denki Sangyo Co Ltd	2,970	64,922
Isuzu Motors Ltd	5,210	62,265
Kamigumi Co Ltd	2,970	62,395
Lixil Corp	3,720	61,402
Maruwa Co Ltd	560	78,082
Meitec Corp	3,720	66,605
MINEBEA MITSUMI Inc	4,150	79,251
Mitani Corp	5,100	51,831
NOF Corp	1,430	66,824
NSD Co Ltd	3,530	63,674
PALTAC Corp	3,100	117,790
Park24 Co Ltd *	1,550	22,673
Persol Holdings Co Ltd	4,520	91,010
Renesas Electronics Corp *	13,570	196,505
Roland Corp	2,660	80,321
S Foods Inc	4,460	96,029
San-Ai Obbli Co Ltd	10,780	111,902
Ship Healthcare Holdings Inc	5,700	105,009
SUMCO Corp	4,830	72,662
TIS Inc	2,420	63,998
TKC Corp	870	24,162
Tsuruha Holdings Inc	1,430	95,644

		2,125,232

Mexico - 2.9%

Bolsa Mexicana de Valores SAB de CV	47,528	101,624
Gruma SAB de CV ‘B’	7,228	107,076
Grupo Comercial Chedraui SA de CV	17,980	102,771

		311,471

Netherlands - 1.4%

Acomo NV	3,650	87,679
Arcadis NV	1,610	65,920

		153,599

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF INTERNATIONAL SMALL-CAP FUND

Schedule of Investments (Continued)

March 31, 2023

	Shares	Value
Norway - 1.3%

Europris ASA ~	15,830	$109,927
SpareBank 1 SMN	2,480	29,298

		139,225

Peru - 0.5%

Intercorp Financial Services Inc	2,313	52,783

Philippines - 1.7%

Century Pacific Food Inc	222,357	105,728
Robinsons Land Corp	283,083	76,688

		182,416

Singapore - 1.2%

HRnetgroup Ltd	96,255	58,964
Mapletree Industrial Trust REIT	39,667	70,822

		129,786

South Korea - 2.1%

Hyundai Marine & Fire Insurance Co Ltd	1,924	49,953
Soulbrain Co Ltd	620	112,923
Vitzrocell Co Ltd	4,460	61,375

		224,251

Spain - 4.2%

Cia de Distribucion Integral Logista Holdings SA	4,650	116,029
CIE Automotive SA	3,050	87,784
Grupo Catalana Occidente SA	3,540	111,545
Indra Sistemas SA	3,280	44,394
Prosegur Cia de Seguridad SA	20,440	40,542
Viscofan SA	600	42,969

		443,263

Sweden - 1.6%

Granges AB	8,070	76,988
Hexpol AB	5,970	73,950
Nordnet AB publ	1,300	21,434

		172,372

Taiwan - 3.8%

International Games System Co Ltd	7,320	138,068
Sporton International Inc	10,499	93,396
Test Research Inc	25,356	53,031
Tripod Technology Corp	14,931	55,005
Yageo Corp	3,705	64,586

		404,086

Thailand - 0.7%

Star Petroleum Refining PCL	232,343	73,488

United Kingdom - 15.8%

Ashtead Technology Holdings PLC *	25,960	97,354
B&M European Value Retail SA	15,015	89,456
Bodycote PLC	6,800	54,710
DCC PLC	500	29,146
Grainger PLC	31,878	91,627
Harbour Energy PLC	13,120	44,462
Hiscox Ltd	8,120	111,105
Informa PLC	10,490	89,915
J D Wetherspoon PLC *	11,298	99,651
JET2 PLC	5,300	86,437
John Wood Group PLC *	42,144	104,345
Lancashire Holdings Ltd	17,037	116,267
LSL Property Services PLC	20,345	68,266
On the Beach Group PLC * ~	33,360	59,281
Pets at Home Group PLC	13,510	61,497
Premier Foods PLC	41,720	62,512
Rathbones Group PLC	1,510	35,756
Sabre Insurance Group PLC ~	40,509	56,468

	Shares	Value
Savills PLC	5,534	$67,529
Tate & Lyle PLC	12,715	123,144
Vistry Group PLC	5,578	53,974
WH Smith PLC	4,552	84,260

		1,687,162

United States - 4.8%

Adient PLC *	1,970	80,691
Adtalem Global Education Inc*	2,160	83,419
Antero Resources Corp *	2,435	56,224
GCC SAB de CV	12,113	96,124
GrafTech International Ltd	9,412	45,743
Ovintiv Inc	1,560	56,285
RHI Magnesita NV	3,530	97,795

		516,281

Total Common Stocks (Cost $9,990,602)		10,218,805

EXCHANGE-TRADED FUND - 2.0%

iShares MSCI India *	5,340	210,182

Total Exchange-Traded Fund (Cost $238,821)		210,182

SHORT-TERM INVESTMENT - 0.9%

Money Market Fund - 0.9%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 4.700%	92,225	92,225

Total Short-Term Investment (Cost $92,225)		92,225

TOTAL INVESTMENTS - 98.6% (Cost $10,321,648)		10,521,212

OTHER ASSETS & LIABILITIES, NET - 1.4%		153,791

NET ASSETS - 100.0%		$10,675,003

Notes to Schedule of Investments

(a)	As of March 31, 2023, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	20.7%
Industrial	19.8%
Consumer, Cyclical	18.2%
Financial	16.2%
Technology	9.6%
Energy	5.3%
Others (each less than 3.0%)	8.8%

98.6%
Other Assets & Liabilities, Net	1.4%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF INTERNATIONAL SMALL-CAP FUND

Schedule of Investments (Continued)

March 31, 2023

(b)	As of March 31, 2023, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Japan	19.9%
United Kingdom	15.8%
United States (Includes Short-Term Investment)	5.7%
Germany	5.1%
France	4.3%
Spain	4.2%
Australia	4.1%
Taiwan	3.8%
China	3.7%
Others (each less than 3.0%)	32.0%

98.6%
Other Assets & Liabilities, Net	1.4%

100.0%

(c)	Restricted securities as of March 31, 2023 were as follows:

Issuer and Acquisition Date	Cost	Value	Value as a % of Net Assets
Irish Residential Properties REIT PLC (Acq 10/29/21)	$99,298	$62,322	0.6%

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2023:

		Total Value at March 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Australia	$432,362	$—	$432,362	$—
	Austria	199,627	26,526	173,101	—
	Belgium	176,506	—	176,506	—
	Brazil	92,305	92,305	—	—
	Canada	248,820	248,820	—	—
	China	396,378	19,559	376,819	—
	Denmark	63,022	—	63,022	—
	Finland	175,124	8,656	166,468	—
	France	458,714	—	458,714	—
	Germany	547,045	—	547,045	—
	Greece	104,626	—	104,626	—
	Hong Kong	196,372	—	196,372	—
	Hungary	117,654	—	117,654	—
	Indonesia	89,230	89,230	—	—
	Ireland	190,051	49,876	140,175	—
	Italy	115,554	—	115,554	—
	Japan	2,125,232	—	2,125,232	—
	Mexico	311,471	311,471	—	—
	Netherlands	153,599	87,679	65,920	—
	Norway	139,225	—	139,225	—
	Peru	52,783	52,783	—	—
	Philippines	182,416	105,728	76,688	—
	Singapore	129,786	—	129,786	—
	South Korea	224,251	—	224,251	—
	Spain	443,263	—	443,263	—
	Sweden	172,372	—	172,372	—
	Taiwan	404,086	—	404,086	—
	Thailand	73,488	—	73,488	—
	United Kingdom	1,687,162	474,863	1,212,299	—
	United States	516,281	418,486	97,795	—

	Total Common Stocks	10,218,805	1,985,982	8,232,823	—

	Exchange-Traded Fund	210,182	210,182	—	—
	Short-Term Investment	92,225	92,225	—	—

	Total	$10,521,212	$2,288,389	$8,232,823	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF INTERNATIONAL VALUE FUND

Schedule of Investments

March 31, 2023

	Shares	Value
PREFERRED STOCKS - 0.8%

Germany - 0.8%

Henkel AG & Co KGaA	4,275	$334,450

Total Preferred Stocks (Cost $296,425)		334,450

COMMON STOCKS - 96.1%

Austria - 1.9%

ams-OSRAM AG *	20,100	156,633
Erste Group Bank AG	11,943	395,664
Mondi PLC	15,370	244,030

		796,327

Belgium - 1.1%

Ageas SA	6,766	292,686
Proximus SADP	19,484	188,415

		481,101

Brazil - 3.0%

Atacadao SA	69,335	170,039
Banco Bradesco SA ADR	146,792	384,595
Cia de Saneamento Basico do Estado de Sao Paulo SABESP	19,847	197,982
Telefonica Brasil SA	40,585	309,966
Ultrapar Participacoes SA	69,732	192,200

		1,254,782

Burkina Faso - 0.4%

Endeavour Mining PLC	7,793	187,805

Canada - 1.9%

ARC Resources Ltd	12,712	144,192
Barrick Gold Corp	22,235	412,783
Cameco Corp	6,649	174,004
Kinross Gold Corp	14,304	67,372

		798,351

China - 0.6%

Baidu Inc ‘A’ *	3,177	59,859
Dongfeng Motor Group Co Ltd ‘H’	380,117	178,564

		238,423

Finland - 1.7%

Nokia OYJ	83,101	407,933
Wartsila OYJ Abp	31,638	298,577

		706,510

France - 11.8%

AXA SA	22,968	700,928
BNP Paribas SA	8,588	512,855
Carrefour SA	20,787	420,263
Cie de Saint-Gobain	8,926	507,386
Dassault Aviation SA	673	133,140
Engie SA	43,044	681,158
Orange SA	38,012	451,589
Renault SA *	7,544	307,465
Societe Generale SA	15,894	358,113
TotalEnergies SE	15,318	903,206

		4,976,103

Germany - 5.4%

CECONOMY AG *	21,161	57,691
Continental AG	3,438	257,607

	Shares	Value
Daimler Truck Holding AG *	15,429	$520,714
Evonik Industries AG	11,457	241,045
Fresenius SE & Co KGaA	14,325	386,822
HeidelbergCement AG	7,353	536,896
Mercedes-Benz Group AG	3,509	269,852

		2,270,627

Hong Kong - 1.4%

CK Asset Holdings Ltd	55,873	338,739
WH Group Ltd ~	463,085	276,067

		614,806

India - 0.8%

Canara Bank	58,902	204,762
Oil & Natural Gas Corp Ltd	65,988	121,611

		326,373

Indonesia - 0.6%

P.T. Bank Mandiri Persero Tbk	382,718	263,557

Ireland - 1.4%

AIB Group PLC	64,608	261,504
Bank of Ireland Group PLC	31,310	316,804

		578,308

Italy - 5.1%

Assicurazioni Generali SPA	19,993	398,353
BPER Banca	93,602	230,301
Eni SPA	48,248	672,884
UniCredit SPA	45,733	861,970

		2,163,508

Japan - 24.1%

Alfresa Holdings Corp	11,064	141,760
Alps Alpine Co Ltd	13,970	134,441
Amada Co Ltd	19,670	184,376
Benesse Holdings Inc	909	13,320
Dai-ichi Life Holdings Inc	20,341	373,939
DeNA Co Ltd *	10,557	144,269
Eisai Co Ltd	2,258	128,254
Fuji Media Holdings Inc	6,745	60,923
Hakuhodo DY Holdings Inc	12,880	146,026
Hino Motors Ltd *	39,453	165,210
Honda Motor Co Ltd	23,598	624,195
Inpex Corp	25,568	270,574
Isuzu Motors Ltd	26,828	320,621
Japan Airlines Co Ltd	11,388	222,045
JGC Holdings Corp	14,912	185,328
Kirin Holdings Co Ltd	24,202	382,894
Makita Corp	13,331	332,007
Mitsubishi Estate Co Ltd	25,082	298,342
Mitsubishi UFJ Financial Group Inc	89,193	571,608
MS&AD Insurance Group Holdings Inc	12,904	399,906
Nikon Corp	21,744	223,229
Nippon Television Holdings Inc	13,059	112,594
Nissan Motor Co Ltd	95,358	360,891
Nomura Holdings Inc	30,475	117,491
Ono Pharmaceutical Co Ltd	14,719	306,717
Resona Holdings Inc	70,288	339,079
Stanley Electric Co Ltd	11,493	255,494
Subaru Corp	18,132	289,452
Sumitomo Electric Industries Ltd	28,603	367,460
Sumitomo Heavy Industries Ltd	8,599	210,867
Sumitomo Mitsui Trust Holdings Inc	12,887	442,746
Sumitomo Rubber Industries Ltd	16,457	148,894
T&D Holdings Inc	41,838	518,535
Taiheiyo Cement Corp	8,491	159,576
Takeda Pharmaceutical Co Ltd	11,544	379,146
THK Co Ltd	11,404	264,340

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF INTERNATIONAL VALUE FUND

Schedule of Investments (Continued)

March 31, 2023

	Shares	Value
Tsuruha Holdings Inc	3,022	$202,123
Yamato Holdings Co Ltd	21,354	366,548

		10,165,220

Luxembourg - 0.5%

RTL Group SA	4,078	200,897

Malaysia - 0.5%

CIMB Group Holdings Bhd	162,746	196,132

Mexico - 0.4%

Fresnillo PLC	17,770	164,089

Netherlands - 6.3%

ABN AMRO Bank NV ~	30,764	487,839
ING Groep NV	36,756	436,490
Koninklijke Philips NV	24,684	453,368
Shell PLC	45,040	1,283,577

		2,661,274

Norway - 0.1%

Norsk Hydro ASA	8,087	60,357

Russia - 0.0%

Mobile TeleSystems PJSC ADR * ± Ω	13,793	—
Sberbank of Russia PJSC ADR * ± Ω	9,967	—

		—

South Africa - 1.2%

Anglo American PLC	9,834	327,094
MTN Group Ltd	7,267	52,064
Old Mutual Ltd	219,176	145,289

		524,447

South Korea - 4.5%

Coway Co Ltd	4,494	181,376
Hankook Tire & Technology Co Ltd	6,265	167,577
Hyundai Mobis Co Ltd	2,050	340,484
KB Financial Group Inc	12,451	454,738
KT Corp ADR *	28,867	327,352
Shinhan Financial Group Co Ltd	15,681	425,979

		1,897,506

Spain - 0.4%

CaixaBank SA	40,450	157,834

Sweden - 1.9%

SKF AB ‘B’	24,599	484,524
Telefonaktiebolaget LM Ericsson ‘B’	55,895	327,647

		812,171

Switzerland - 6.0%

Adecco Group AG	11,233	409,163
Novartis AG	9,576	879,254
The Swatch Group AG	1,226	422,223
UBS Group AG	38,425	813,104

		2,523,744

Taiwan - 1.1%

Catcher Technology Co Ltd	36,613	228,879
Hon Hai Precision Industry Co Ltd	69,676	238,500

		467,379

	Shares	Value
Thailand - 0.8%

Kasikornbank PCL	68,323	$265,098
Kasikornbank PCL NVDR	20,799	80,683

		345,781

United Kingdom - 8.5%

Babcock International Group PLC *	39,162	144,672
BP PLC	139,120	879,312
BT Group PLC	159,627	287,541
easyJet PLC *	55,957	357,621
J Sainsbury PLC	69,440	238,956
Kingfisher PLC	50,483	163,187
Land Securities Group PLC REIT	22,899	175,785
Marks & Spencer Group PLC *	29,546	60,953
Standard Chartered PLC	75,247	570,302
The British Land Co PLC REIT	33,334	159,892
WPP PLC	44,708	531,172

		3,569,393

United States - 2.7%

GSK PLC	39,622	700,094
Holcim Ltd	6,921	446,345

		1,146,439

Total Common Stocks (Cost $33,843,566)		40,549,244

EXCHANGE-TRADED FUND - 0.6%

iShares Core MSCI EAFE	3,777	252,492

Total Exchange-Traded Fund (Cost $243,327)		252,492

SHORT-TERM INVESTMENT - 1.6%

Money Market Fund - 1.6%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 4.700%	679,267	679,267

Total Short-Term Investment (Cost $679,267)		679,267

TOTAL INVESTMENTS - 99.1% (Cost $35,062,585)		41,815,453

OTHER ASSETS & LIABILITIES, NET - 0.9%		392,522

NET ASSETS - 100.0%		$42,207,975

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF INTERNATIONAL VALUE FUND

Schedule of Investments (Continued)

March 31, 2023

Notes to Schedule of Investments

(a)	As of March 31, 2023, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	30.7%
Consumer, Cyclical	15.1%
Consumer, Non-Cyclical	13.4%
Industrial	11.8%
Energy	10.6%
Communications	8.2%
Basic Materials	4.3%
Others (each less than 3.0%)	5.0%

99.1%
Other Assets & Liabilities, Net	0.9%

100.0%

(b)	As of March 31, 2023, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Japan	24.1%
France	11.8%
United Kingdom	8.5%
Netherlands	6.3%
Germany	6.2%
Switzerland	6.0%
Italy	5.1%
South Korea	4.5%
United States (Includes Short-Term Investments)	4.3%
Brazil	3.0%
Others (each less than 3.0%)	19.3%

99.1%
Other Assets & Liabilities, Net	0.9%

100.0%

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2023:

		Total Value at March 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks	$334,450	$—	$334,450	$—
	Common Stocks
	Austria	796,327	—	796,327	—
	Belgium	481,101	—	481,101	—
	Brazil	1,254,782	1,254,782	—	—
	Burkina Faso	187,805	187,805	—	—
	Canada	798,351	798,351	—	—
	China	238,423	—	238,423	—
	Finland	706,510	—	706,510	—
	France	4,976,103	—	4,976,103	—
	Germany	2,270,627	—	2,270,627	—
	Hong Kong	614,806	—	614,806	—
	India	326,373	—	326,373	—
	Indonesia	263,557	—	263,557	—
	Ireland	578,308	—	578,308	—
	Italy	2,163,508	—	2,163,508	—
	Japan	10,165,220	—	10,165,220	—
	Luxembourg	200,897	—	200,897	—
	Malaysia	196,132	—	196,132	—
	Mexico	164,089	—	164,089	—
	Netherlands	2,661,274	—	2,661,274	—
	Norway	60,357	—	60,357	—
	South Africa	524,447	—	524,447	—
	South Korea	1,897,506	327,352	1,570,154	—
	Spain	157,834	—	157,834	—
	Sweden	812,171	—	812,171	—
	Switzerland	2,523,744	—	2,523,744	—
	Taiwan	467,379	—	467,379	—
	Thailand	345,781	—	345,781	—
	United Kingdom	3,569,393	—	3,569,393	—
	United States	1,146,439	—	1,146,439	—

	Total Common Stocks	40,549,244	2,568,290	37,980,954	—

	Exchange-Traded Fund	252,492	252,492	—	—
	Short-Term Investment	679,267	679,267	—	—

	Total	$41,815,453	$3,500,049	$38,315,404	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF MULTI-ASSET FUND

Schedule of Investments

March 31, 2023

	Principal Amount	Value
CORPORATE BONDS & NOTES - 51.3%

Basic Materials - 0.5%

Glencore Funding LLC (Australia) 4.125% due 03/12/24 ~	$1,600,000	$1,583,321
4.625% due 04/29/24 ~	2,000,000	1,978,394
Nucor Corp 3.950% due 05/23/25	500,000	492,370

		4,054,085

Communications - 1.8%

AT&T Inc 6.334% (USD LIBOR + 1.180%) due 06/12/24 §	5,000,000	5,021,201
Charter Communications Operating LLC 6.464% (USD LIBOR + 1.650%) due 02/01/24 §	500,000	501,987
NTT Finance Corp (Japan) 0.583% due 03/01/24 ~	2,000,000	1,918,182
Sprint Spectrum Co LLC 4.738% due 09/20/29 ~	3,922,500	3,894,200
Verizon Communications Inc 0.750% due 03/22/24	2,500,000	2,398,290

		13,733,860

Consumer, Cyclical - 1.6%

Brunswick Corp 0.850% due 08/18/24	2,500,000	2,336,143
Delta Air Lines Inc 4.500% due 10/20/25 ~	2,750,000	2,705,555
General Motors Financial Co Inc 1.050% due 03/08/24	2,000,000	1,913,502
1.200% due 10/15/24	2,350,000	2,200,864
Hyatt Hotels Corp 1.300% due 10/01/23	2,500,000	2,447,822
Marriott International Inc 3.600% due 04/15/24	1,000,000	981,396

		12,585,282

Consumer, Non-Cyclical - 5.4%

Baxter International Inc 1.322% due 11/29/24	4,650,000	4,378,224
Bayer US Finance II LLC (Germany) 5.876% (USD LIBOR + 1.010%) due 12/15/23 ~ §	3,200,000	3,196,684
Coca-Cola Europacific Partners PLC (United Kingdom) 0.800% due 05/03/24 ~	5,000,000	4,770,937
Element Fleet Management Corp (Canada) 1.600% due 04/06/24 ~	4,000,000	3,833,891
General Mills Inc 5.840% (USD LIBOR + 1.010%) due 10/17/23 §	4,000,000	4,015,536
Global Payments Inc 1.500% due 11/15/24	750,000	706,848
Hormel Foods Corp 0.650% due 06/03/24	2,350,000	2,234,421
Humana Inc 4.500% due 04/01/25	500,000	495,872
JDE Peet’s NV (Netherlands) 0.800% due 09/24/24 ~	1,500,000	1,398,593
Keurig Dr Pepper Inc 0.750% due 03/15/24	3,000,000	2,874,132
McKesson Corp 1.300% due 08/15/26	1,000,000	896,446
Mondelez International Holdings Netherlands BV 0.750% due 09/24/24 ~	2,000,000	1,879,381
4.250% due 09/15/25 ~	1,250,000	1,237,976

	Principal Amount	Value
Royalty Pharma PLC 0.750% due 09/02/23	$1,500,000	$1,462,832
Suntory Holdings Ltd (Japan) 2.250% due 10/16/24 ~	5,100,000	4,857,531
Thermo Fisher Scientific Inc 1.215% due 10/18/24	2,200,000	2,088,967
Zimmer Biomet Holdings Inc 1.450% due 11/22/24	1,750,000	1,654,774

		41,983,045

Energy - 0.3%

Enbridge Inc (Canada) 2.500% due 02/14/25	1,250,000	1,197,699
EQT Corp 5.678% due 10/01/25	600,000	598,837
Sabine Pass Liquefaction LLC 5.750% due 05/15/24	200,000	200,529

		1,997,065

Financial - 28.2%

AerCap Ireland Capital DAC (Ireland) 1.150% due 10/29/23	3,300,000	3,200,366
American Express Co 2.250% due 03/04/25	1,500,000	1,429,748
3.375% due 05/03/24	2,400,000	2,353,587
Athene Global Funding 0.950% due 01/08/24 ~	4,550,000	4,356,743
Avolon Holdings Funding Ltd (Ireland) 3.950% due 07/01/24 ~	600,000	584,168
Banco Santander SA (Spain) 2.746% due 05/28/25	1,250,000	1,179,876
Bank of America Corp 1.843% due 02/04/25	7,500,000	7,279,416
3.384% due 04/02/26	3,000,000	2,878,430
3.841% due 04/25/25	3,500,000	3,437,491
Citigroup Inc 0.776% due 10/30/24	1,200,000	1,166,808
0.981% due 05/01/25	2,100,000	1,996,021
1.678% due 05/15/24	600,000	597,568
2.014% due 01/25/26	3,600,000	3,392,302
5.977% (USD LIBOR + 1.100%)
due 05/17/24 §	2,800,000	2,800,104
Cooperatieve Rabobank UA (Netherlands) 0.375% due 01/12/24	2,000,000	1,922,762
Corebridge Financial Inc 3.500% due 04/04/25 ~	1,650,000	1,586,292
Danske Bank AS (Denmark) 0.976% due 09/10/25 ~	3,150,000	2,927,514
F&G Global Funding 0.900% due 09/20/24 ~	2,000,000	1,871,456
GLP Capital LP REIT 3.350% due 09/01/24	1,000,000	952,740
HSBC Holdings PLC (United Kingdom) 0.732% due 08/17/24	2,650,000	2,595,566
0.976% due 05/24/25	3,500,000	3,295,556
1.162% due 11/22/24	3,600,000	3,494,472
JPMorgan Chase & Co 0.824% due 06/01/25	2,500,000	2,370,358
0.969% due 06/23/25	2,350,000	2,227,493
2.595% due 02/24/26	5,500,000	5,215,805
5.705% (USD LIBOR + 0.890%)
due 07/23/24 §	700,000	699,694
MassMutual Global Funding II 0.600% due 04/12/24 ~	7,000,000	6,688,175
4.150% due 08/26/25 ~	1,650,000	1,630,994
Metropolitan Life Global Funding I 0.400% due 01/07/24 ~	2,000,000	1,927,492
4.050% due 08/25/25 ~	5,000,000	4,918,554
Mid-America Apartments LP REIT 4.300% due 10/15/23	642,000	640,258

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF MULTI-ASSET FUND

Schedule of Investments (Continued)

March 31, 2023

	Principal Amount	Value
Mitsubishi UFJ Financial Group Inc (Japan) 0.848% due 09/15/24	$4,350,000	$4,252,516
0.953% due 07/19/25	7,000,000	6,594,834
3.837% due 04/17/26	2,000,000	1,939,069
Mizuho Financial Group Inc (Japan) 1.241% due 07/10/24	3,000,000	2,963,122
Morgan Stanley 0.731% due 04/05/24	3,000,000	2,999,134
0.790% due 05/30/25	2,900,000	2,746,417
5.050% due 01/28/27	850,000	848,297
5.107% (SOFR + 0.455%)
due 01/25/24 §	4,000,000	3,988,794
6.063% (USD LIBOR + 1.220%)
due 05/08/24 §	700,000	700,044
New York Life Global Funding 0.400% due 10/21/23 ~	1,650,000	1,605,682
3.600% due 08/05/25 ~	7,000,000	6,832,307
Nomura Holdings Inc (Japan) 5.099% due 07/03/25	2,000,000	1,969,302
Principal Life Global Funding II 0.750% due 08/23/24 ~	2,000,000	1,882,759
Protective Life Global Funding 0.781% due 07/05/24 ~	2,500,000	2,369,601
3.218% due 03/28/25 ~	1,250,000	1,203,839
Royal Bank of Canada (Canada) 0.650% due 07/29/24	7,500,000	7,087,177
0.750% due 10/07/24	12,000,000	11,254,781
Skandinaviska Enskilda Banken AB (Sweden) 0.550% due 09/01/23 ~	2,000,000	1,958,670
5.282% (USD LIBOR + 0.320%)
due 09/01/23 ~ §	6,500,000	6,477,514
Standard Chartered PLC (United Kingdom) 1.214% due 03/23/25 ~	2,900,000	2,778,258
Sumitomo Mitsui Financial Group Inc (Japan) 1.402% due 09/17/26	8,000,000	7,015,931
5.592% (USD LIBOR + 0.800%)
due 10/16/23 §	7,500,000	7,503,332
The Bank of Nova Scotia (Canada) 1.450% due 01/10/25	5,000,000	4,689,644
4.750% due 02/02/26	6,000,000	5,977,152
The Goldman Sachs Group Inc 0.657% due 09/10/24	4,400,000	4,301,383
1.757% due 01/24/25	5,750,000	5,567,164
The PNC Financial Services Group Inc 4.758% due 01/26/27	1,650,000	1,630,815
The Toronto-Dominion Bank (Canada) 5.438% (USD LIBOR + 0.640%) due 07/19/23 §	4,500,000	4,497,345
UBS AG (Switzerland) 0.450% due 02/09/24 ~	5,000,000	4,766,893
1.375% due 01/13/25 ~	9,000,000	8,340,123
UBS Group AG (Switzerland) 1.008% due 07/30/24 ~	1,500,000	1,470,396
Ventas Realty LP REIT 2.650% due 01/15/25	1,650,000	1,573,441
VICI Properties LP REIT 4.375% due 05/15/25	1,850,000	1,792,753
Wells Fargo & Co 1.654% due 06/02/24	1,750,000	1,738,866
3.908% due 04/25/26	3,250,000	3,156,896

		218,092,060

Industrial - 3.6%

Amcor Flexibles North America Inc 4.000% due 05/17/25	3,200,000	3,135,610
Carlisle Cos Inc 0.550% due 09/01/23	2,400,000	2,347,942
Graphic Packaging International LLC 0.821% due 04/15/24 ~	1,950,000	1,858,677
Parker-Hannifin Corp 3.650% due 06/15/24	1,250,000	1,231,605

	Principal Amount	Value
Penske Truck Leasing Co LP 1.200% due 11/15/25 ~	$2,000,000	$1,799,083
2.700% due 11/01/24 ~	1,000,000	957,364
Ryder System Inc 2.500% due 09/01/24	3,000,000	2,888,370
Siemens Financieringsmaatschappij NV (Germany) 0.650% due 03/11/24 ~	2,000,000	1,921,100
TD SYNNEX Corp 1.250% due 08/09/24	3,800,000	3,557,453
Teledyne Technologies Inc 0.950% due 04/01/24	7,000,000	6,711,547
The Boeing Co 4.508% due 05/01/23	1,500,000	1,499,501

		27,908,252

Technology - 3.5%

CGI Inc (Canada) 1.450% due 09/14/26	2,000,000	1,797,813
DXC Technology Co 1.800% due 09/15/26	1,000,000	877,842
Fidelity National Information Services Inc 0.600% due 03/01/24	4,000,000	3,826,455
Hewlett Packard Enterprise Co 1.450% due 04/01/24	1,000,000	961,836
Infor Inc 1.450% due 07/15/23 ~	2,700,000	2,662,950
Intel Corp 4.875% due 02/10/26	2,500,000	2,532,934
Microchip Technology Inc 0.972% due 02/15/24	4,950,000	4,753,332
Oracle Corp 1.650% due 03/25/26	1,800,000	1,654,427
2.500% due 04/01/25	5,450,000	5,220,145
VMware Inc 4.500% due 05/15/25	2,350,000	2,321,468

		26,609,202

Utilities - 6.4%

American Electric Power Co Inc 1.000% due 11/01/25	500,000	454,308
Black Hills Corp 1.037% due 08/23/24	2,500,000	2,353,853
Consumers Energy Co 0.350% due 06/01/23	4,000,000	3,968,016
Dominion Energy Inc 3.071% due 08/15/24	1,000,000	970,558
DTE Energy Co 1.050% due 06/01/25	1,000,000	919,582
Duke Energy Corp 5.000% due 12/08/25	800,000	805,998
Emera US Finance LP (Canada) 0.833% due 06/15/24	2,550,000	2,403,396
Evergy Inc 2.450% due 09/15/24	4,176,000	4,002,738
Eversource Energy 4.200% due 06/27/24	1,650,000	1,634,836
NextEra Energy Capital Holdings Inc 4.255% due 09/01/24	1,000,000	991,188
4.450% due 06/20/25	1,250,000	1,242,321
Oncor Electric Delivery Co LLC 2.750% due 06/01/24	1,800,000	1,756,523
Public Service Enterprise Group Inc 0.800% due 08/15/25	2,800,000	2,565,123
0.841% due 11/08/23	5,200,000	5,052,328
Sempra Energy 3.300% due 04/01/25	2,100,000	2,033,769
Southern California Edison Co 0.700% due 08/01/23	4,550,000	4,481,706
1.100% due 04/01/24	1,300,000	1,250,270
Tampa Electric Co 3.875% due 07/12/24	1,200,000	1,181,937

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF MULTI-ASSET FUND

Schedule of Investments (Continued)

March 31, 2023

	Principal Amount	Value
The AES Corp 3.300% due 07/15/25 ~	$3,000,000	$2,848,228
Virginia Electric and Power Co 3.750% due 05/15/27	1,350,000	1,310,869
Vistra Operations Co LLC 4.875% due 05/13/24 ~	3,600,000	3,551,610
WEC Energy Group Inc 0.800% due 03/15/24	2,500,000	2,394,704
5.000% due 09/27/25	550,000	550,572
Xcel Energy Inc 0.500% due 10/15/23	650,000	634,265

		49,358,698

Total Corporate Bonds & Notes (Cost $411,944,984)		396,321,549

SENIOR LOAN NOTES - 0.8%

Communications - 0.2%

Charter Communications Operating LLC Term B-2 6.557% (SOFR + 1.750%) due 02/01/27 §	1,974,425	1,959,001

Consumer, Cyclical - 0.3%

Hilton Worldwide Finance LLC Term B-2 6.642% (SOFR + 1.750%) due 06/21/26 §	2,000,000	2,000,278

Consumer, Non-Cyclical - 0.3%

United Rentals North America Inc Term B 6.590% (USD LIBOR + 1.750%) due 10/31/25 §	1,974,160	1,977,368

Total Senior Loan Notes (Cost $5,910,498)		5,936,647

ASSET-BACKED SECURITIES - 8.3%

Ally Auto Receivables Trust 4.620% due 10/15/25	6,500,000	6,471,789
Capital One Prime Auto Receivables Trust 3.740% due 09/15/25	4,399,250	4,355,403
Chase Auto Owner Trust 3.860% due 10/27/25 ~	1,320,184	1,310,107
Ford Credit Auto Owner Trust 3.440% due 02/15/25	1,241,738	1,233,028
GM Financial Consumer Automobile Receivables Trust 3.500% due 09/16/25	1,883,340	1,863,960
Honda Auto Receivables Owner Trust 3.810% due 03/18/25	1,700,000	1,687,062
John Deere Owner Trust 3.730% due 06/16/25	1,666,416	1,652,178
Magnetite VIII Ltd CLO (Cayman) 5.772% (USD LIBOR + 0.980%) due 04/15/31 ~ §	2,825,988	2,793,772
Magnetite XVIII Ltd CLO (Cayman) 5.744% (USD LIBOR + 0.880%) due 11/15/28 ~ §	1,140,599	1,129,763
Mercedes-Benz Auto Receivables Trust 5.090% due 01/15/26	700,000	699,141
OCP CLO Ltd (Cayman) 5.752% (USD LIBOR + 0.960%) due 07/15/30 ~ §	4,000,000	3,945,873

	Principal Amount	Value
Palmer Square Loan Funding Ltd CLO (Cayman) 5.475% (USD LIBOR + 0.800%) due 02/20/28 ~ §	$1,390,765	$1,380,473
5.592% (USD LIBOR + 0.800%)
due 10/15/29 ~ §	403,813	398,790
5.608% (USD LIBOR + 0.800%)
due 07/20/29 ~ §	6,258,621	6,181,957
5.682% (SOFR + 1.050%)
due 04/15/30 ~ §	8,511,816	8,426,485
5.958% (USD LIBOR + 1.000%)
due 11/25/28 ~ §	540,508	538,577
6.218% (SOFR + 1.560%)
due 01/15/31 ~ §	2,893,551	2,887,505
Santander Drive Auto Receivables Trust 2.760% due 03/17/25	78,531	78,365
3.980% due 01/15/25	1,894,663	1,889,689
4.050% due 07/15/25	1,910,627	1,905,885
4.370% due 05/15/25	2,337,026	2,330,947
5.360% due 05/15/26	3,150,000	3,143,858
SMB Private Education Loan Trust 2.430% due 02/17/32 ~	328,064	316,253
2.700% due 05/15/31 ~	478,409	465,393
Stratus CLO Ltd (Cayman) 5.608% (USD LIBOR + 0.800%) due 12/29/29 ~ §	856,103	847,803
Stratus Static CLO Ltd (Jersey) 6.348% (SOFR + 2.150%) due 10/20/31 ~ §	4,000,000	4,004,588
Toyota Auto Receivables Owner Trust 3.830% due 08/15/25	2,072,707	2,054,375

Total Asset-Backed Securities (Cost $64,343,263)		63,993,019

U.S. TREASURY OBLIGATIONS - 32.1%

U.S. Treasury Notes - 32.1%

0.125% due 08/31/23	4,500,000	4,416,065
0.125% due 10/15/23	8,000,000	7,805,516
0.250% due 09/30/23	3,000,000	2,935,618
0.375% due 08/15/24	54,500,000	51,632,363
1.375% due 08/31/23	29,000,000	28,603,528
1.750% due 07/31/24	6,500,000	6,279,609
2.750% due 02/15/24	20,500,000	20,157,318
2.875% due 06/15/25 ‡	15,000,000	14,649,609
4.250% due 09/30/24 ‡	112,000,000	111,895,000

Total U.S. Treasury Obligations (Cost $248,634,777)		248,374,626

SHORT-TERM INVESTMENT - 1.5%

U.S. Treasury Bills - 1.5%

4.804% due 08/31/23	12,000,000	11,766,292

Total Short-Term Investment (Cost $11,750,467)		11,766,292

TOTAL INVESTMENTS - 94.0% (Cost $742,583,989)		726,392,133

DERIVATIVES - 3.9%		30,026,338

OTHER ASSETS & LIABILITIES, NET - 2.1%		16,537,590

NET ASSETS - 100.0%		$772,956,061

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF MULTI-ASSET FUND

Schedule of Investments (Continued)

March 31, 2023

Notes to Schedule of Investments

(a)	As of March 31, 2023, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	51.3%
U.S. Treasury Obligations	32.1%
Asset-Backed Securities	8.3%
Others (each less than 3.0%)	2.3%

94.0%
Derivatives	3.9%
Other Assets & Liabilities, Net	2.1%

100.0%

(b)	As of March 31, 2023, investments with a total aggregate value of $9,056,944 were fully or partially segregated with the broker(s)/ custodian as collateral for open swap agreements.

(c)	Open futures contracts outstanding as of March 31, 2023 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
MSCI EAFE Index	06/23	421	$42,480,746	$44,131,325	$1,650,579
S&P 500 E-Mini Index	06/23	354	70,815,317	73,238,175	2,422,858
S&P MID 400 E-Mini Index	06/23	79	19,120,747	19,984,630	863,883

Total Futures Contracts					$4,937,320

(d)	Swap agreements outstanding as of March 31, 2023 were as follows:

Total Return Swap - Long

Receive	Pay	Payment Frequency	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Russell 1000 Value Index	1-Day U.S. Fed Funds + 0.320%	Z	BOA	06/23/23	$35,777,733	$1,611,547	$—	$1,611,547
MSCI EAFE Index	1-Day U.S. Fed Funds - 0.040%	Z	BRC	06/23/23	8,800,107	1,117,259	—	1,117,259
Russell 1000 Growth Index	1-Day U.S. Fed Funds + 0.300%	Z	BRC	06/23/23	61,123,408	7,664,995	—	7,664,995
Russell Mid-Cap Growth Index	1-Day U.S. Fed Funds + 0.160%	Z	SGN	06/23/23	29,309,215	4,612,729	—	4,612,729
Russell Mid-Cap Value Index	1-Day U.S. Fed Funds + 0.190%	Z	SGN	06/23/23	15,179,515	347,683	—	347,683
MSCI EAFE Index	1-Day U.S. Fed Funds - 0.050%	Z	BOA	09/21/23	19,343,140	2,542,532	—	2,542,532
Russell 1000 Growth Index	1-Day U.S. Fed Funds + 0.320%	Z	BOA	09/21/23	65,967,985	2,709,204	—	2,709,204
Russell Mid-Cap Value Index	1-Day U.S. Fed Funds + 0.225%	Z	SGN	09/21/23	80,834,095	(1,558,117)	—	(1,558,117)
Russell 1000 Value Index	1-Day U.S. Fed Funds + 0.330%	Z	BOA	09/21/23	88,664,860	886,357	—	886,357
Russell 1000 Value Index	1-Day U.S. Fed Funds + 0.400%	Z	CIT	01/25/24	103,189,004	(1,839,710)	—	(1,839,710)
Russell 1000 Growth Index	1-Day U.S. Fed Funds + 0.390%	Z	CIT	01/25/24	32,143,016	2,224,198	—	2,224,198
Russell Mid-Cap Growth Index	1-Day U.S. Fed Funds + 0.150%	Z	GSC	01/25/24	39,564,994	1,308,433	—	1,308,433
MSCI EAFE Index	1-Day U.S. Fed Funds + 0.040%	Z	BRC	01/25/24	38,791,385	3,191,708	—	3,191,708

						$24,818,818	$—	$24,818,818

Total Return Swaps - Short
Pay	Receive	Payment Frequency	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Russell Mid-Cap Growth Index	1-Day U.S. Fed Funds + 0.200%	Z	GSC	09/21/23	$4,412,280	($164,169)	$—	($164,169)
Russell Mid-Cap Value Index	1-Day U.S. Fed Funds + 0.240%	Z	JPM	01/25/24	17,054,518	434,369	—	434,369

						$270,200	$—	$270,200

Total Swap Agreements						$25,089,018	$—	$25,089,018

Balances reported in the Statement of Assets and Liabilities for Over the Counter (OTC) Swaps

	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Swap Agreements
Assets	$—	$28,651,014
Liabilities	—	(3,561,996)

	$—	$25,089,018

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF MULTI-ASSET FUND

Schedule of Investments (Continued)

March 31, 2023

(e)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2023:

		Total Value at March 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$396,321,549	$—	$396,321,549	$—
	Senior Loan Notes	5,936,647	—	5,936,647	—
	Asset-Backed Securities	63,993,019	—	63,993,019	—
	U.S. Treasury Obligations	248,374,626	—	248,374,626	—
	Short-Term Investment	11,766,292	—	11,766,292	—
	Derivatives:
	Equity Contracts
	Futures	4,937,320	4,937,320	—	—
	Swaps	28,651,014	—	28,651,014	—

	Total Equity Contracts	33,588,334	4,937,320	28,651,014	—

	Total Assets - Derivatives	33,588,334	4,937,320	28,651,014	—

	Total Assets	759,980,467	4,937,320	755,043,147	—

Liabilities	Due to Custodian	(2,392,892)	—	(2,392,892)	—
	Derivatives:
	Equity Contracts
	Swaps	(3,561,996)	—	(3,561,996)	—

	Total Liabilities - Derivatives	(3,561,996)	—	(3,561,996)	—

	Total Liabilities	(5,954,888)	—	(5,954,888)	—

	Total	$754,025,579	$4,937,320	$749,088,259	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

PF REAL ESTATE FUND

Schedule of Investments

March 31, 2023

	Shares	Value
COMMON STOCKS - 98.9%

Consumer, Cyclical - 1.1%

Marriott Vacations Worldwide Corp	2,717	$366,415

Financial - 97.8%

Agree Realty Corp REIT	6,250	428,813
Alexandria Real Estate Equities Inc REIT	9,234	1,159,698
American Homes 4 Rent ‘A’ REIT	36,735	1,155,316
American Tower Corp REIT	6,798	1,389,103
Apartment Income REIT Corp	17,266	618,296
Apple Hospitality REIT Inc	19,493	302,531
AvalonBay Communities Inc REIT	9,948	1,671,861
Boston Properties Inc REIT	4,045	218,915
Broadstone Net Lease Inc REIT	28,861	490,926
Cousins Properties Inc REIT	18,524	396,043
CubeSmart REIT	20,232	935,123
DiamondRock Hospitality Co REIT	29,009	235,843
Digital Realty Trust Inc REIT	12,081	1,187,683
Equinix Inc REIT	1,742	1,256,052
Equity LifeStyle Properties Inc REIT	15,691	1,053,337
Equity Residential REIT	4,977	298,620
Essex Property Trust Inc REIT	5,973	1,249,193
Extra Space Storage Inc REIT	10,140	1,652,110
First Industrial Realty Trust Inc REIT	17,389	925,095
Gaming and Leisure Properties Inc REIT	16,157	841,133
Healthcare Realty Trust Inc REIT	19,303	373,127
InvenTrust Properties Corp REIT	7,598	177,793
Invitation Homes Inc REIT	39,933	1,247,108
Kilroy Realty Corp REIT	11,308	366,379
Medical Properties Trust Inc REIT	11,435	93,996
National Health Investors Inc REIT	3,715	191,620
NETSTREIT Corp REIT	12,036	220,018
Prologis Inc REIT	21,103	2,633,021
Public Storage REIT	2,531	764,716
Regency Centers Corp REIT	17,943	1,097,753
Rexford Industrial Realty Inc REIT	22,137	1,320,472
Sabra Health Care REIT Inc	34,314	394,611
Simon Property Group Inc REIT	4,287	480,015
Sun Communities Inc REIT	9,939	1,400,206
Terreno Realty Corp REIT	9,437	609,630

	Shares	Value
Ventas Inc REIT	36,217	$1,570,007
VICI Properties Inc REIT	51,966	1,695,131
Welltower Inc REIT	21,737	1,558,326

		33,659,620

Total Common Stocks (Cost $30,695,579)		34,026,035

SHORT-TERM INVESTMENT - 0.8%

Money Market Fund - 0.8%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 4.700%	280,873	280,873

Total Short-Term Investment (Cost $280,873)		280,873

TOTAL INVESTMENTS - 99.7% (Cost $30,976,452)		34,306,908

OTHER ASSETS & LIABILITIES, NET - 0.3%		100,963

NET ASSETS - 100.0%		$34,407,871

Notes to Schedule of Investments

(a)	As of March 31, 2023, the Fund’s composition by property sector as a percentage of net assets was as follows:

REITS-Diversified	20.5%
REITS-Apartments	18.1%
REITS-Warehouse/Industrial	16.0%
REITS-Health Care	12.2%
REITS-Storage	9.7%
REITS-Manufactured Homes	7.1%
REITS-Office Property	6.2%
REITS-Shopping Centers	3.8%
Others (each less than 3.0%)	5.3%

98.9%
Short-Term Investment	0.8%
Other Assets & Liabilities, Net	0.3%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2023:

		Total Value at March 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$34,026,035	$34,026,035	$—	$—
	Short-Term Investment	280,873	280,873	—	—

	Total	$34,306,908	$34,306,908	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-103

PACIFIC FUNDS

Schedule of Investments (Continued)

Explanation of Symbols and Terms

March 31, 2023

Explanation of Symbols:

#	Securities purchased on a when-issued basis. Rates do not take effect until settlement date.
*	Non-income producing investments.
^	Investments with their principal amount adjusted for inflation.
~	Securities are not registered under the Securities Act of 1933 (1933 Act) and these securities are either (1) exempt from registration pursuant to Rule 144A of the 1933 Act and may only be sold to “qualified institutional buyers”, or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.
±	Investments categorized as a significant unobservable input (Level 3).
§	Variable rate investments. The rate shown is based on the latest available information as of March 31, 2023. Interest rates for certain securities are subject to interest rate caps and floors, which would result in a period end rate being more, less or equal to the referenced rate plus spread. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
‡	Investments were fully or partially segregated with the broker(s)/ custodian as collateral for futures contracts, forward foreign currency contracts, option contracts and/or swap agreements as of March 31, 2023.
∞	All or a portion of this senior loan position has not settled. Rates do not take effect until settlement date. Rates shown, if any, are for the settled portion.
f	All or a portion of this senior loan position is unfunded as of March 31, 2023. The interest rate for fully unfunded terms loans is to be determined.
y	Issuer filed bankruptcy and/or is in default as of March 31, 2023. If the maturity date has expired, no date will be shown.
Ω	The values of these investments were determined by a valuation committee established under the Valuation Policy. The Board of Trustees (“Board”) has designated Pacific Life Fund Advisors LLC (“PLFA”) as its “valuation designee” for fair valuation determinations, and PLFA’s Valuation Oversight Committee values the Funds’ investments in accordance with the Valuation Policy. Each determination was made in good faith in accordance with the procedures established by the Board and the provisions of the Investment Company Act of 1940.
◇	Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Trust does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Board.

Counterparty & Exchange Abbreviations:

BNP	BNP Paribas
BOA	Bank of America
BRC	Barclays
CIT	Citigroup
CME	Chicago Mercantile Exchange
DUB	Deutsche Bank
EUX	Eurex Exchange
GSC	Goldman Sachs
HSB	HSBC
ICE	Intercontinental Exchange Inc
JPM	JPMorgan Chase
LCH	London Clearing House
MSC	Morgan Stanley
RBS	Royal Bank of Scotland
SCB	Standard Chartered Bank
SGN	Societe Generale
UBS	UBS

Currency Abbreviations:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Renminbi Offshore (Hong Kong)
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RON	Romanian leu
RUB	Russian Ruble
THB	Thai Baht
USD	United States Dollar
ZAR	South African Rand

Payment Frequency Abbreviations:

A	Annual
L	Lunar
Q	Quarterly
S	Semiannual
Z	At Maturity

Reference Rate Abbreviations:

COFI	Cost of Funds Index
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Interbank Average Rate
US FED	United States Federal Reserve Bank Rate
US PRIME	United States Prime Rate
UST	United States Treasury Rate

Other Abbreviations:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
IO	Interest Only
NVDR	Non-Voting Depositary Receipt
PIK	Payment In Kind
REIT	Real Estate Investment Trust

Notes:

For debt investments, the interest rates disclosed in the Schedules of Investments reflect the stated coupon rate or for discounted investments or zero coupon bonds, the yield-to-maturity.

The sectors and countries (based on country of risk) listed in the Schedules of Investments are obtained from a third party source that is not affiliated with the Trust or the investment adviser, and are believed to be reliable. Sector names, country names and weightings could be different if obtained from another source.

The credit spreads, if any, shown in the Schedules of Investments were obtained from published reports or other sources believed to be reliable, and are not audited by the Independent Registered Public Accounting Firm.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

MARCH 31, 2023

	Pacific Funds Portfolio Optimization
	Conservative	Moderate- Conservative	Moderate	Growth	Aggressive- Growth
ASSETS
Investments in affiliated mutual funds, at value	$170,417,054	$231,209,795	$770,146,993	$667,558,731	$266,621,095
Receivables:
Fund shares sold	66,217	68,886	302,861	165,115	103,002
Securities sold	280,673	116,281	809,017	610,651	—
Due from adviser	15,027	16,407	34,915	27,501	18,304
Distributions from affiliated mutual fund investments	87,066	106,997	245,837	118,031	20,979
Prepaid expenses and other assets	1,135	2,412	3,829	1,777	2,221
Total Assets	170,867,172	231,520,778	771,543,452	668,481,806	266,765,601
LIABILITIES
Payables:
Fund shares redeemed	287,227	130,016	991,223	826,576	62,033
Securities purchased	150,744	170,395	416,469	236,904	89,882
Accrued advisory fees	28,803	38,989	129,019	111,460	44,340
Accrued administration fees	21,602	29,242	96,764	83,595	33,255
Accrued custodian and portfolio accounting fees	15,782	15,908	16,981	16,746	15,947
Accrued legal, audit and tax service fees	15,184	20,694	67,440	57,261	22,537
Accrued trustees’ fees and deferred compensation	6,710	8,426	23,613	16,783	5,287
Accrued distribution and service fees	50,046	59,860	200,993	176,657	70,320
Accrued other	5,249	7,143	23,995	20,427	7,812
Total Liabilities	581,347	480,673	1,966,497	1,546,409	351,413
NET ASSETS	$170,285,825	$231,040,105	$769,576,955	$666,935,397	$266,414,188
NET ASSETS CONSIST OF:
Paid-in capital	$183,516,480	$251,789,284	$810,657,172	$699,089,980	$285,685,941
Undistributed/accumulated earnings (deficit)	(13,230,655)	(20,749,179)	(41,080,217)	(32,154,583)	(19,271,753)
NET ASSETS	$170,285,825	$231,040,105	$769,576,955	$666,935,397	$266,414,188
Class A Shares:
Net Assets	$139,384,488	$207,516,013	$677,263,301	$586,164,408	$230,187,956
Shares of beneficial interest outstanding	14,823,676	21,921,411	68,102,901	56,595,603	21,018,738
Net Asset Value per share*	$9.40	$9.47	$9.94	$10.36	$10.95
Sales Charge	0.55	0.55	0.58	0.60	0.64
Maximum offering price per share	$9.95	$10.02	$10.52	$10.96	$11.59
Class C Shares:
Net Assets	$24,030,698	$19,045,216	$70,432,909	$64,896,179	$26,893,227
Shares of beneficial interest outstanding	2,656,234	2,096,426	7,377,743	6,598,100	2,642,788
Net Asset Value per share*	$9.05	$9.08	$9.55	$9.84	$10.18
Class I-2 Shares (formerly Advisor Class Shares):
Net Assets	$6,870,639	$4,478,876	$21,880,745	$15,874,810	$9,333,005
Shares of beneficial interest outstanding	724,628	468,007	2,176,378	1,513,316	841,471
Net Asset Value per share	$9.48	$9.57	$10.05	$10.49	$11.09

Investments in affiliated mutual funds, at cost	$177,233,982	$241,759,243	$788,154,593	$696,165,874	$282,357,936

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

MARCH 31, 2023

	Pacific Funds Ultra Short Income	Pacific Funds Short Duration Income	Pacific Funds Core Income	Pacific Funds ESG Core Bond	Pacific Funds Strategic Income	Pacific Funds Floating Rate Income
ASSETS
Investments, at value (excluding derivatives)	$63,618,768	$1,005,692,793	$943,945,943	$26,076,544	$1,464,897,027	$3,606,114,187
Cash	3,100	57,868	78,387	—	253,023	6,366,069
Foreign currency held, at value	—	—	—	—	4,929	—
Receivables:
Dividend and interest	371,239	6,117,225	6,696,102	183,048	14,921,455	19,625,393
Fund shares sold	10,007	7,166,833	4,015,097	246	3,580,598	40,609,050
Securities sold	—	6,934,084	5,104,305	89,480	1,675,456	274,026,051
Due from adviser	38,122	164,663	112,673	7,388	179,768	563,419
Prepaid expenses and other assets	664	4,500	11,869	1,130	4,527	124,373
Total Assets	64,041,900	1,026,137,966	959,964,376	26,357,836	1,485,516,783	3,947,428,542
LIABILITIES
Payables:
Fund shares redeemed	250,052	4,693,205	2,425,304	—	5,869,706	23,862,045
Securities purchased	299,589	25,943,472	45,763,392	—	1,246,250	185,557,720
Income distributions	—	72,017	429,077	—	689,420	2,913,699
Accrued advisory fees	13,244	339,975	352,948	8,236	740,678	1,985,419
Accrued administration fees	7,946	127,538	105,884	3,251	187,681	484,702
Accrued custodian and portfolio accounting fees	65,750	110,745	90,154	26,651	150,048	402,934
Accrued legal, audit and tax service fees	4,003	86,757	64,747	2,148	115,116	353,191
Accrued trustees’ fees and deferred compensation	20	267	101	6	358	1,586
Accrued distribution and service fees	—	51,880	40,796	—	75,569	150,697
Accrued other	1,291	27,643	20,465	675	36,985	113,432
Total Liabilities	641,895	31,453,499	49,292,868	40,967	9,111,811	215,825,425
NET ASSETS	$63,400,005	$994,684,467	$910,671,508	$26,316,869	$1,476,404,972	$3,731,603,117
NET ASSETS CONSIST OF:
Paid-in capital	$63,820,802	$1,035,452,677	$1,025,107,330	$30,340,798	$1,642,565,347	$4,053,599,249
Undistributed/accumulated earnings (deficit)	(420,797)	(40,768,210)	(114,435,822)	(4,023,929)	(166,160,375)	(321,996,132)
NET ASSETS	$63,400,005	$994,684,467	$910,671,508	$26,316,869	$1,476,404,972	$3,731,603,117
Class A Shares:
Net Assets		$117,608,900	$99,406,193		$101,291,562	$265,188,446
Shares of beneficial interest outstanding		11,766,175	10,270,231		9,925,928	28,576,394
Net Asset Value per share*		$10.00	$9.68		$10.20	$9.28
Sales Charge		0.31	0.43		0.45	0.29
Maximum offering price per share		$10.31	$10.11		$10.65	$9.57
Class C Shares:
Net Assets		$30,904,458	$23,037,756		$63,154,146	$109,877,275
Shares of beneficial interest outstanding		3,097,809	2,378,815		6,205,483	11,857,088
Net Asset Value per share*		$9.98	$9.68		$10.18	$9.27
Class I Shares:
Net Assets	$13,230,988	$195,023,302	$116,337,561	$15,172,419	$126,525,075	$1,486,461,070
Shares of beneficial interest outstanding	1,342,100	19,538,795	12,008,315	1,766,659	12,480,496	159,955,777
Net Asset Value per share	$9.86	$9.98	$9.69	$8.59	$10.14	$9.29
Class P Shares:
Net Assets			$71,459,382			$29,743,775
Shares of beneficial interest outstanding			7,348,239			3,200,790
Net Asset Value per share			$9.72			$9.29
Class I-2 Shares (formerly Advisor Class Shares):
Net Assets	$50,169,017	$651,147,807	$600,430,616	$11,144,450	$1,185,434,189	$1,840,332,551
Shares of beneficial interest outstanding	5,089,352	65,121,060	61,880,690	1,297,732	116,144,444	197,620,501
Net Asset Value per share	$9.86	$10.00	$9.70	$8.59	$10.21	$9.31

Investments, at cost (excluding derivatives)	$63,910,750	$1,033,541,759	$1,023,582,857	$28,889,619	$1,577,376,017	$3,738,659,628
Foreign currency held, at cost	—	—	—	—	6,640	—

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

MARCH 31, 2023

	Pacific Funds High Income	Pacific Funds Small/Mid-Cap	Pacific Funds Small-Cap	Pacific Funds Small-Cap Value	PF Inflation Managed Fund	PF Managed Bond Fund
ASSETS
Investments, at value (excluding derivatives)	$77,787,384	$91,323,519	$10,986,305	$17,410,425	$35,704,603	$405,761,959
Cash	4,519	—	—	—	15,926	5,349
Cash (segregated for derivative instruments)	—	—	—	—	317,000	3,294,778
Foreign currency held, at value	616	—	—	—	64,138	2,098,319
Receivables:
Dividend and interest	1,121,489	65,479	9,816	19,977	44,554	1,729,840
Fund shares sold	560	62,331	36	6	—	1,555
Securities sold	1,135,298	—	64,339	—	1,283,637	25,085,698
Variation margin on futures contracts	—	—	—	—	28,653	730,943
Variation margin on swap agreements	—	—	—	—	16,630	1,427,833
Swap agreements	—	—	—	—	2,176	—
Due from adviser	19,198	8,914	8,353	9,098	9,520	69,045
Forward foreign currency contracts appreciation	—	—	—	—	1,071	174,153
Outstanding purchased options, at value	—	—	—	—	56,728	87,715
Swap agreements appreciation	—	—	—	—	36,359	8,172
Prepaid expenses and other assets	2,850	216	3,237	3,216	—	—
Total Assets	80,071,914	91,460,459	11,072,086	17,442,722	37,580,995	440,475,359
LIABILITIES
Payables:
Fund shares redeemed	132,895	241,458	10,192	32,210	41,849	448,688
Securities purchased	1,669,137	—	—	—	1,522,395	72,354,268
Securities sold short, at value	—	—	—	—	1,271,367	496,085
Sale-buyback financing transactions	—	—	—	—	1,148,696	—
Swap agreements	—	—	—	—	—	31,315
Due to brokers	—	—	—	—	—	558,000
Income distributions	810	—	—	—	—	—
Accrued advisory fees	39,046	60,392	7,189	11,543	11,311	127,000
Accrued administration fees	9,762	12,078	1,438	2,309	4,242	48,535
Accrued custodian and portfolio accounting fees	29,397	18,500	10,123	10,297	23,614	170,099
Accrued legal, audit and tax service fees	7,876	10,286	1,033	1,598	2,956	34,985
Accrued trustees’ fees and deferred compensation	—	—	—	—	2,974	18,991
Accrued distribution and service fees	2,059	7,300	860	973	—	—
Accrued other	2,339	4,776	531	1,151	934	11,107
Forward foreign currency contracts depreciation	—	—	—	—	31,604	644,782
Outstanding options written, at value	—	—	—	—	69,107	250,142
Swap premiums received	—	—	—	—	—	38,052
Total Liabilities	1,893,321	354,790	31,366	60,081	4,131,049	75,232,049
NET ASSETS	$78,178,593	$91,105,669	$11,040,720	$17,382,641	$33,449,946	$365,243,310
NET ASSETS CONSIST OF:
Paid-in capital	$100,643,861	$70,133,177	$11,350,834	$15,795,469	$45,386,834	$452,233,528
Undistributed/accumulated earnings (deficit)	(22,465,268)	20,972,492	(310,114)	1,587,172	(11,936,888)	(86,990,218)
NET ASSETS	$78,178,593	$91,105,669	$11,040,720	$17,382,641	$33,449,946	$365,243,310
Class A Shares:
Net Assets	$6,140,770	$13,054,708	$1,710,678	$2,620,174
Shares of beneficial interest outstanding	680,174	1,404,522	131,507	248,253
Net Asset Value per share*	$9.03	$9.29	$13.01	$10.55
Sales Charge	0.40	0.41	0.58	0.47
Maximum offering price per share	$9.43	$9.70	$13.59	$11.02
Class C Shares:
Net Assets	$902,854	$5,259,803	$556,109	$469,622
Shares of beneficial interest outstanding	100,146	615,360	44,728	46,143
Net Asset Value per share*	$9.02	$8.55	$12.43	$10.18
Class I Shares:
Net Assets	$1,694,217
Shares of beneficial interest outstanding	190,064
Net Asset Value per share	$8.91
Class P Shares:
Net Assets	$60,734,031				$33,449,946	$365,243,310
Shares of beneficial interest outstanding	6,806,961				3,861,405	40,433,355
Net Asset Value per share	$8.92				$8.66	$9.03
Class R6 Shares:
Net Assets		$497,147	$1,098,346	$926,348
Shares of beneficial interest outstanding		47,782	85,801	86,066
Net Asset Value per share		$10.40	$12.80	$10.76
Class I-2 Shares (formerly Advisor Class Shares):
Net Assets	$8,706,721	$72,294,011	$7,675,587	$13,366,497
Shares of beneficial interest outstanding	962,419	7,643,473	575,610	1,250,952
Net Asset Value per share	$9.05	$9.46	$13.33	$10.69

Investments, at cost (excluding derivatives)	$85,001,423	$77,072,260	$9,092,196	$15,714,544	$40,052,542	$426,010,384
Outstanding purchased options, at cost	—	—	—	—	39,426	114,824
Foreign currency held, at cost	788	—	—	—	64,423	2,074,587
Proceeds from securities sold short	—	—	—	—	1,258,762	490,359
Premiums received from outstanding options written	—	—	—	—	47,599	295,258

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

MARCH 31, 2023

	PF Short Duration Bond Fund	PF Emerging Markets Debt Fund	PF Growth Fund	PF Large-Cap Value Fund	PF Small-Cap Growth Fund	PF Small-Cap Value Fund
ASSETS
Investments, at value (excluding derivatives)	$227,317,392	$30,333,276	$146,400,214	$127,968,080	$31,824,493	$42,060,512
Cash	—	23,463	—	975	—	—
Cash (segregated for derivative instruments)	168,606	20,000	—	—	—	—
Foreign currency held, at value	3,436	178,440	—	—	4	—
Receivables:
Dividend and interest	1,872,518	452,653	37,226	232,316	10,680	23,920
Fund shares sold	1,865	415	4,539	3,089	1,451	1,866
Securities sold	1,405,714	416,800	—	2,145,766	262,742	177,005
Variation margin on futures contracts	219	315,537	—	—	—	—
Variation margin on swap agreements	—	305,931	—	—	—	—
Due from adviser	35,350	7,382	29,282	16,591	3,873	3,529
Forward foreign currency contracts appreciation	—	47,958	—	—	—	—
Total Assets	230,805,100	32,101,855	146,471,261	130,366,817	32,103,243	42,266,832
LIABILITIES
Payables:
Fund shares redeemed	284,863	34,576	147,893	137,000	28,754	39,396
Securities purchased	1,230,904	1,206,002	—	—	85,129	331,975
Swap agreements	—	20,459	—	—	—	—
Accrued advisory fees	68,914	18,661	38,255	84,435	10,981	23,156
Accrued administration fees	25,843	3,808	10,433	19,485	2,745	4,631
Accrued custodian and portfolio accounting fees	71,089	36,713	89,515	23,378	18,636	15,849
Accrued legal, audit and tax service fees	17,018	2,726	6,686	14,044	1,936	4,089
Accrued trustees’ fees and deferred compensation	4,207	—	5,856	9,939	2,374	927
Accrued other	5,601	941	4,548	9,996	1,005	1,982
Forward foreign currency contracts depreciation	—	179,290	—	—	—	—
Swap premiums received	—	30,466	—	—	—	—
Swap agreements depreciation	—	3,267	—	—	—	—
Total Liabilities	1,708,439	1,536,909	303,186	298,277	151,560	422,005
NET ASSETS	$229,096,661	$30,564,946	$146,168,075	$130,068,540	$31,951,683	$41,844,827
NET ASSETS CONSIST OF:
Paid-in capital	$233,919,846	$48,668,265	$95,412,757	$57,666,424	$45,326,685	$35,471,075
Undistributed/accumulated earnings (deficit)	(4,823,185)	(18,103,319)	50,755,318	72,402,116	(13,375,002)	6,373,752
NET ASSETS	$229,096,661	$30,564,946	$146,168,075	$130,068,540	$31,951,683	$41,844,827
Class P Shares:
Shares of beneficial interest outstanding	24,142,941	4,666,292	11,828,309	11,828,282	2,231,413	6,981,388
Net Asset Value per share	$9.49	$6.55	$12.36	$11.00	$14.32	$5.99

Investments, at cost (excluding derivatives)	$230,683,075	$31,740,402	$102,263,231	$63,137,810	$31,419,846	$36,739,336
Foreign currency held, at cost	3,532	165,854	—	—	4	—

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

MARCH 31, 2023

	PF Emerging Markets Fund	PF International Growth Fund	PF International Small-Cap Fund	PF International Value Fund	PF Multi-Asset Fund	PF Real Estate Fund
ASSETS
Investments, at value (excluding derivatives)	$55,189,603	$18,623,167	$10,521,212	$41,815,453	$726,392,133	$34,306,908
Cash	5,459	—	1	—	—	3,787
Foreign currency held, at value	459,800	337	33,673	22,133	—	—
Receivables:
Dividend and interest	96,874	285,614	143,817	477,470	2,906,972	172,484
Fund shares sold	1,658	1,078	622	663	20,687	1,037
Securities sold	644,222	7,761	30,687	41,222	20,158,346	—
Variation margin on futures contracts	—	—	—	—	1,558,965	—
Due from adviser	11,325	7,600	6,487	17,645	75,172	5,388
Swap agreements appreciation	—	—	—	—	28,651,014	—
Prepaid expenses and other assets	—	—	—	330	—	—
Total Assets	56,408,941	18,925,557	10,736,499	42,374,916	779,763,289	34,489,604
LIABILITIES
Payables:
Fund shares redeemed	57,229	14,143	9,154	46,554	299,571	33,368
Securities purchased	111,098	12,140	—	—	—	—
Due to custodian	—	—	—	—	2,392,892	—
Accrued advisory fees	30,545	13,219	11,325	27,625	242,192	23,626
Accrued administration fees	5,727	2,418	2,036	6,375	103,796	4,725
Accrued custodian and portfolio accounting fees	61,246	26,430	33,525	55,770	108,867	13,508
Accrued legal, audit and tax service fees	4,046	1,803	1,885	4,261	71,118	3,460
Accrued trustees’ fees and deferred compensation	2,811	4,587	—	5,581	141	1,117
Accrued foreign capital gains tax	215,167	58,497	—	—	—	—
Accrued other	17,588	7,698	3,571	20,775	26,655	1,929
Swap agreements depreciation	—	—	—	—	3,561,996	—
Total Liabilities	505,457	140,935	61,496	166,941	6,807,228	81,733
NET ASSETS	$55,903,484	$18,784,622	$10,675,003	$42,207,975	$772,956,061	$34,407,871
NET ASSETS CONSIST OF:
Paid-in capital	$45,419,256	$18,489,455	$20,087,055	$42,971,718	$861,483,397	$36,914,579
Undistributed/accumulated earnings (deficit)	10,484,228	295,167	(9,412,052)	(763,743)	(88,527,336)	(2,506,708)
NET ASSETS	$55,903,484	$18,784,622	$10,675,003	$42,207,975	$772,956,061	$34,407,871
Class P Shares:
Shares of beneficial interest outstanding	6,102,853	2,907,178	1,413,118	4,940,681	92,956,560	2,616,917
Net Asset Value per share	$9.16	$6.46	$7.55	$8.54	$8.32	$13.15

Investments, at cost (excluding derivatives)	$38,190,231	$15,329,914	$10,321,648	$35,062,585	$742,583,989	$30,976,452
Foreign currency held, at cost	467,542	335	33,379	22,170	—	—

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2023

	Pacific Funds Portfolio Optimization
	Conservative	Moderate- Conservative	Moderate	Growth	Aggressive- Growth
INVESTMENT INCOME
Dividends from affiliated mutual fund investments	$6,227,961	$7,211,845	$17,367,748	$10,900,077	$2,875,109
Total Investment Income	6,227,961	7,211,845	17,367,748	10,900,077	2,875,109

EXPENSES
Advisory fees	372,700	503,992	1,640,526	1,387,229	540,805
Administration fees	279,525	377,994	1,230,395	1,040,422	405,603
Portfolio accounting fees	55,089	55,235	56,478	56,200	55,258
Shareholder report expenses	8,990	12,060	38,988	33,028	12,897
Distribution fees
Class C	216,160	171,165	604,401	535,877	216,241
Service fees
Class A	374,453	560,154	1,787,490	1,512,379	580,134
Class C	72,053	57,055	201,467	178,626	72,080
Registration fees	54,591	53,808	64,758	65,217	55,867
Legal, audit and tax service fees	17,262	23,410	76,209	64,659	25,380
Trustees’ fees	6,667	8,971	29,002	24,466	9,511
Other	8,025	10,014	27,649	23,537	10,388
Total Expenses	1,465,515	1,833,858	5,757,363	4,921,640	1,984,164
Adviser Expense Reimbursement	(150,624)	(163,498)	(293,084)	(267,107)	(169,301)
Net Expenses	1,314,891	1,670,360	5,464,279	4,654,533	1,814,863
NET INVESTMENT INCOME (LOSS)	4,913,070	5,541,485	11,903,469	6,245,544	1,060,246

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions in affiliated mutual funds	(9,304,891)	(15,699,560)	(55,888,285)	(24,545,531)	(17,582,148)
Capital gain distributions from affiliated mutual fund investments	1,709,286	4,587,914	31,032,057	23,523,397	17,855,281
Net Realized Gain (Loss)	(7,595,605)	(11,111,646)	(24,856,228)	(1,022,134)	273,133

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities in affiliated mutual fund investments	(12,882,219)	(18,208,806)	(74,482,130)	(81,767,519)	(32,386,334)
Change in Net Unrealized Appreciation (Depreciation)	(12,882,219)	(18,208,806)	(74,482,130)	(81,767,519)	(32,386,334)
NET GAIN (LOSS)	(20,477,824)	(29,320,452)	(99,338,358)	(82,789,653)	(32,113,201)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($15,564,754)	($23,778,967)	($87,434,889)	($76,544,109)	($31,052,955)

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED MARCH 31, 2023

	Pacific Funds Ultra Short Income	Pacific Funds Short Duration Income	Pacific Funds Core Income	Pacific Funds ESG Core Bond	Pacific Funds Strategic Income	Pacific Funds Floating Rate Income
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$88,249	$457,501	$959,446	$21,386	$1,293,159	$10,586,243
Interest, net of foreign taxes withheld	1,474,947	30,742,044	30,965,092	675,663	73,657,825	297,284,585
Total Investment Income	1,563,196	31,199,545	31,924,538	697,049	74,950,984	307,870,828

EXPENSES
Advisory fees	112,263	4,054,685	3,892,390	95,341	8,517,803	27,337,772
Administration fees	67,357	1,520,508	1,167,717	37,635	2,129,451	6,308,717
Custodian fees and expenses	1,387	28,072	27,524	—	41,143	171,092
Portfolio accounting fees	94,122	333,088	265,212	43,152	457,755	1,261,018
Shareholder report expenses	2,267	50,507	34,999	1,273	76,063	246,730
Distribution fees
Class C	—	251,802	202,403	—	494,504	845,139
Service fees
Class A	—	369,021	263,709	—	284,253	673,492
Class C	—	83,934	67,467	—	164,835	281,713
Registration fees	55,118	114,298	87,620	37,884	163,111	306,506
Legal, audit and tax service fees	4,492	97,303	72,419	2,432	133,200	433,004
Trustees’ fees	1,974	49,053	38,785	1,235	69,553	204,364
Interest expense	—	3,593	558	—	859	754,526
Other	2,456	27,697	23,788	2,183	35,506	87,783
Total Expenses	341,436	6,983,561	6,144,591	221,135	12,568,036	38,911,856
Advisory Fee Waiver	—	(3,534)	—	—	(104,908)	(1,654,359)
Adviser Expense Reimbursement	(197,740)	(1,303,363)	(1,262,590)	(100,704)	(1,770,364)	(5,902,050)
Net Expenses	143,696	5,676,664	4,882,001	120,431	10,692,764	31,355,447
NET INVESTMENT INCOME (LOSS)	1,419,500	25,522,881	27,042,537	576,618	64,258,220	276,515,381

NET REALIZED AND UNREALIZED LOSS
Net Realized Gain (Loss) On:
Investment security transactions	(53,103)	(11,698,980)	(28,622,791)	(732,635)	(53,802,184)	(72,320,227)
Net Realized Gain (Loss)	(53,103)	(11,698,980)	(28,622,791)	(732,635)	(53,802,184)	(72,320,227)

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities	(95,820)	(4,801,768)	(34,169,112)	(909,106)	(53,762,066)	(106,035,238)
Foreign currencies	—	—	—	—	(400)	—
Change in Net Unrealized Appreciation (Depreciation)	(95,820)	(4,801,768)	(34,169,112)	(909,106)	(53,762,466)	(106,035,238)
NET GAIN (LOSS)	(148,923)	(16,500,748)	(62,791,903)	(1,641,741)	(107,564,650)	(178,355,465)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,270,577	$9,022,133	($35,749,366)	($1,065,123)	($43,306,430)	$98,159,916

Foreign taxes withheld on dividends and interest	$4,117	$79,357	$16,156	$1,236	$38,520	$—

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED MARCH 31, 2023

	Pacific Funds High Income	Pacific Funds Small/Mid-Cap	Pacific Funds Small-Cap	Pacific Funds Small-Cap Value	PF Inflation Managed Fund	PF Managed Bond Fund
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$120,865	$2,091,519	$177,888	$326,980	$6,949	$229,010
Interest, net of foreign taxes withheld	6,803,408	—	—	—	2,293,609	13,158,263
Total Investment Income	6,924,273	2,091,519	177,888	326,980	2,300,558	13,387,273

EXPENSES
Advisory fees	657,762	1,014,312	108,575	142,449	150,025	1,553,223
Administration fees	164,440	202,862	21,715	28,490	56,260	582,459
Custodian fees and expenses	3,465	4,147	429	480	5,390	60,276
Portfolio accounting fees	82,394	62,683	32,434	33,338	57,245	367,846
Shareholder report expenses	5,129	5,042	792	962	2,004	18,676
Distribution fees
Class C	7,778	51,967	4,623	4,217	—	—
Service fees
Class A	15,207	39,875	4,247	7,159	—	—
Class C	2,593	17,322	1,541	1,406	—	—
Registration fees	63,354	68,602	61,053	61,056	98	1,358
Legal, audit and tax service fees	9,024	10,947	1,188	1,825	3,404	39,268
Trustees’ fees	5,603	7,235	781	928	1,378	14,225
Interest expense	129	7,860	36	—	19,393	10,190
Other	6,091	15,638	4,491	5,059	790	10,429
Total Expenses	1,022,969	1,508,492	241,905	287,369	295,987	2,657,950
Advisory Fee Waiver	—	—	—	—	—	(29,123)
Adviser Expense Reimbursement	(277,525)	(107,492)	(95,344)	(95,321)	(70,309)	(512,078)
Net Expenses	745,444	1,401,000	146,561	192,048	225,678	2,116,749
NET INVESTMENT INCOME (LOSS)	6,178,829	690,519	31,327	134,932	2,074,880	11,270,524

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions, net of foreign capital gains tax withheld	(10,804,912)	16,889,816	(1,597,503)	91,400	(674,837)	(47,170,876)
Closed short positions	—	—	—	—	(10,813)	123,496
Foreign currency transactions	—	—	—	—	(6,674)	1,227,619
Forward foreign currency contract transactions	—	—	—	—	191,819	(809,691)
Futures contract transactions	—	—	—	—	659,645	(11,971,715)
Purchased option transactions	—	—	—	—	(32,317)	(1,080,616)
Swap transactions	—	—	—	—	(317,857)	2,936,335
Written option transactions	—	—	—	—	49,734	2,975,654
Net Realized Gain (Loss)	(10,804,912)	16,889,816	(1,597,503)	91,400	(141,300)	(53,769,794)

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities, net of deferred foreign capital gains tax	(2,847,156)	(42,506,240)	(1,510,621)	(2,388,239)	(4,349,270)	8,336,353
Short positions	—	—	—	—	(12,605)	(9,586)
Foreign currencies	(50)	—	—	—	21,179	21,629
Forward foreign currency contracts	—	—	—	—	(70,340)	(242,877)
Futures contracts	—	—	—	—	(316,784)	4,822,534
Purchased options	—	—	—	—	(28,257)	(29,709)
Swaps	—	—	—	—	13,452	183,182
Written options	—	—	—	—	73,769	(15,049)
Change in Net Unrealized Appreciation (Depreciation)	(2,847,206)	(42,506,240)	(1,510,621)	(2,388,239)	(4,668,856)	13,066,477
NET GAIN (LOSS)	(13,652,118)	(25,616,424)	(3,108,124)	(2,296,839)	(4,810,156)	(40,703,317)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($7,473,289)	($24,925,905)	($3,076,797)	($2,161,907)	($2,735,276)	($29,432,793)

Foreign taxes withheld on dividends and interest	$1,349	$2,672	$—	$—	$—	$17,113
Foreign capital gains tax withheld	—	—	—	—	—	1,477

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED MARCH 31, 2023

	PF Short Duration Bond Fund	PF Emerging Markets Debt Fund	PF Growth Fund	PF Large-Cap Value Fund	PF Small-Cap Growth Fund	PF Small-Cap Value Fund
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$40,710	$59,111	$655,525	$3,276,054	$197,906	$870,955
Interest, net of foreign taxes withheld	5,787,849	2,417,621	23,368	—	13,249	—
Total Investment Income	5,828,559	2,476,732	678,893	3,276,054	211,155	870,955

EXPENSES
Advisory fees	653,985	261,228	513,661	1,030,217	171,446	405,650
Administration fees	245,244	49,916	140,089	237,742	42,861	81,130
Custodian fees and expenses	7,274	19,046	3,106	3,746	4,811	3,957
Portfolio accounting fees	134,365	50,584	125,600	70,918	42,492	46,386
Shareholder report expenses	8,019	1,782	4,238	8,077	1,196	2,564
Registration fees	449	126	353	492	110	212
Legal, audit and tax service fees	18,708	4,240	7,526	15,927	2,199	4,695
Trustees’ fees	6,046	1,851	3,015	5,947	855	1,680
Interest expense	—	166	117	—	2	3,387
Other	2,901	3,976	8,309	16,298	2,396	4,540
Total Expenses	1,076,991	392,915	806,014	1,389,364	268,368	554,201
Advisory Fee Waiver	—	(16,639)	—	—	—	—
Adviser Expense Reimbursement	(177,762)	(81,604)	(152,146)	(121,405)	(54,059)	(64,034)
Net Expenses	899,229	294,672	653,868	1,267,959	214,309	490,167
NET INVESTMENT INCOME (LOSS)	4,929,330	2,182,060	25,025	2,008,095	(3,154)	380,788

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions, net of foreign capital gains tax withheld	(1,949,693)	(7,056,343)	33,778,775	9,122,230	(11,588,645)	6,071,445
Foreign currency transactions	—	(16,766)	(1,474)	—	(4,418)	—
Forward foreign currency contract transactions	—	(30,306)	—	—	—	—
Futures contract transactions	(337,617)	102,896	—	—	—	—
Swap transactions	—	385,970	—	—	—	—
Net Realized Gain (Loss)	(2,287,310)	(6,614,549)	33,777,301	9,122,230	(11,593,063)	6,071,445

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities, net of deferred foreign capital gains tax	(1,616,238)	2,175,127	(56,348,856)	(19,382,708)	5,593,126	(17,967,636)
Foreign currencies	(68)	10,796	3	—	(52)	—
Forward foreign currency contracts	—	(260,803)	—	—	—	—
Futures contracts	140,519	(53,329)	—	—	—	—
Swaps	—	(22,216)	—	—	—	—
Change in Net Unrealized Appreciation (Depreciation)	(1,475,787)	1,849,575	(56,348,853)	(19,382,708)	5,593,074	(17,967,636)
NET GAIN (LOSS)	(3,763,097)	(4,764,974)	(22,571,552)	(10,260,478)	(5,999,989)	(11,896,191)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,166,233	($2,582,914)	($22,546,527)	($8,252,383)	($6,003,143)	($11,515,403)

Foreign taxes withheld on dividends and interest	$12,944	$4,863	$3,792	$—	$—	$4,121
Foreign capital gains tax withheld	—	6,202	—	—	—	—

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED MARCH 31, 2023

	PF Emerging Markets Fund	PF International Growth Fund Fund	PF International Small-Cap Fund	PF International Value Fund	PF Multi-Asset Fund	PF Real Estate Fund
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$966,057	$339,593	$935,260	$2,279,875	$238,499	$1,454,652
Interest, net of foreign taxes withheld	—	333	—	—	18,521,281	—
Total Investment Income	966,057	339,926	935,260	2,279,875	18,759,780	1,454,652

EXPENSES
Advisory fees	408,984	181,636	219,500	391,165	3,015,377	447,085
Administration fees	76,684	32,053	38,735	90,269	1,292,305	74,514
Custodian fees and expenses	85,924	11,667	45,582	77,135	22,734	1,433
Portfolio accounting fees	53,150	43,936	47,158	72,693	333,120	40,797
Shareholder report expenses	1,866	1,086	1,704	3,292	40,213	2,787
Registration fees	229	96	74	125	2,791	99
Legal, audit and tax service fees	4,416	2,986	2,453	4,934	80,176	4,049
Trustees’ fees	1,550	644	1,381	2,151	42,600	1,861
Interest expense	399	181	326	—	268	440
Other (1)	66,185	15,012	10,113	44,601	25,507	4,024
Total Expenses	699,387	289,297	367,026	686,365	4,855,091	577,089
Advisory Fee Waiver	—	(6,411)	(3,885)	—	—	(74,514)
Adviser Expense Reimbursement	(213,320)	(75,426)	(82,641)	(204,931)	(460,987)	(55,050)
Net Expenses	486,067	207,460	280,500	481,434	4,394,104	447,525
NET INVESTMENT INCOME (LOSS)	479,990	132,466	654,760	1,798,441	14,365,676	1,007,127

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions, net of foreign capital gains tax withheld	2,453,474	(1,982,898)	(9,588,124)	(3,155,846)	(7,850,870)	(5,753,395)
Foreign currency transactions	(85,183)	(31,228)	(52,247)	(39,720)	—	—
Futures contract transactions	—	—	—	—	6,410,076	—
Swap transactions	—	—	—	—	(115,463,291)	—
Net Realized Gain (Loss)	2,368,291	(2,014,126)	(9,640,371)	(3,195,566)	(116,904,085)	(5,753,395)

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities, net of deferred foreign capital gains tax	(6,387,189)	354,281	3,387,225	1,220,357	1,634,475	(7,658,021)
Foreign currencies	14,196	6,068	(924)	(2,041)	—	—
Futures contracts	—	—	—	—	5,139,678	—
Swaps	—	—	—	—	(12,629,136)	—
Change in Net Unrealized Appreciation (Depreciation)	(6,372,993)	360,349	3,386,301	1,218,316	(5,854,983)	(7,658,021)
NET GAIN (LOSS)	(4,004,702)	(1,653,777)	(6,254,070)	(1,977,250)	(122,759,068)	(13,411,416)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($3,524,712)	($1,521,311)	($5,599,310)	($178,809)	($108,393,392)	($12,404,289)

Foreign taxes withheld on dividends and interest	$131,703	$139,507	$110,330	$364,532	$31,859	$—
Foreign capital gains tax withheld	206,013	—	—	(99)	—	—
Change in deferred foreign capital gains tax	(317,572)	—	—	(243)	—	—

(1)	Other expenses for the PF Emerging Markets Fund includes $39,087 of foreign tax reporting fees.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Pacific Funds Portfolio Optimization Conservative		Pacific Funds Portfolio Optimization Moderate-Conservative		Pacific Funds Portfolio Optimization Moderate
	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022
OPERATIONS
Net Investment income (loss)	$4,913,070	$3,432,777	$5,541,485	$3,521,566	$11,903,469	$6,510,947
Net realized gain (loss)	(7,595,605)	14,179,761	(11,111,646)	35,611,356	(24,856,228)	176,694,430
Change in net unrealized appreciation (depreciation)	(12,882,219)	(22,006,844)	(18,208,806)	(40,959,311)	(74,482,130)	(169,675,188)
Net Increase (Decrease) in Net Assets Resulting from Operations	(15,564,754)	(4,394,306)	(23,778,967)	(1,826,389)	(87,434,889)	13,530,189

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings
Class A	(9,267,521)	(7,677,228)	(25,776,823)	(18,850,216)	(127,446,015)	(75,252,094)
Class C	(1,756,674)	(1,508,664)	(2,598,112)	(2,320,317)	(14,551,355)	(9,814,220)
Class I-2 (formerly Advisor Class)	(438,209)	(418,591)	(537,128)	(501,441)	(4,285,301)	(3,114,477)
Net Decrease from Dividends and Distributions to Shareholders	(11,462,404)	(9,604,483)	(28,912,063)	(21,671,974)	(146,282,671)	(88,180,791)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	11,603,488	20,005,012	13,065,376	24,665,231	33,148,797	62,675,467
Class C	2,554,355	8,756,080	1,674,262	3,463,072	5,962,233	12,530,807
Class I-2 (formerly Advisor Class)	1,955,624	8,665,357	597,286	2,375,761	5,263,323	15,060,458
Dividends and distribution reinvestments
Class A	9,141,818	7,555,755	25,550,196	18,642,570	126,228,109	74,404,804
Class C	1,750,820	1,503,913	2,594,049	2,307,590	14,521,994	9,788,698
Class I-2 (formerly Advisor Class)	433,772	409,297	525,764	487,913	4,221,505	3,069,437
Cost of shares repurchased
Class A	(34,069,288)	(33,724,677)	(47,161,117)	(43,762,576)	(124,994,773)	(124,825,579)
Class C	(13,572,969)	(16,868,772)	(11,539,599)	(17,222,441)	(32,647,986)	(50,552,425)
Class I-2 (formerly Advisor Class)	(8,033,835)	(6,327,843)	(2,280,652)	(1,701,668)	(11,042,677)	(21,329,257)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(28,236,215)	(10,025,878)	(16,974,435)	(10,744,548)	20,660,525	(19,177,590)
NET INCREASE (DECREASE) IN NET ASSETS	(55,263,373)	(24,024,667)	(69,665,465)	(34,242,911)	(213,057,035)	(93,828,192)

NET ASSETS
Beginning of Year	225,549,198	249,573,865	300,705,570	334,948,481	982,633,990	1,076,462,182
End of Year	$170,285,825	$225,549,198	$231,040,105	$300,705,570	$769,576,955	$982,633,990

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Pacific Funds Portfolio Optimization Growth		Pacific Funds Portfolio Optimization Aggressive-Growth		Pacific Funds Ultra Short Income
	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022
OPERATIONS
Net Investment income (loss)	$6,245,544	$3,394,670	$1,060,246	$145,724	$1,419,500	$201,511
Net realized gain (loss)	(1,022,134)	168,551,356	273,133	82,337,570	(53,103)	(68,021)
Change in net unrealized appreciation (depreciation)	(81,767,519)	(150,308,340)	(32,386,334)	(72,647,519)	(95,820)	(292,063)
Net Increase (Decrease) in Net Assets Resulting from Operations	(76,544,109)	21,637,686	(31,052,955)	9,835,775	1,270,577	(158,573)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings
Class A	(121,650,909)	(76,104,352)	(59,536,219)	(29,294,306)
Class C	(14,782,406)	(10,150,661)	(7,828,149)	(3,908,728)
Class I					(374,437)	(139,837)
Class I-2 (formerly Advisor Class)	(3,691,696)	(2,302,750)	(2,585,172)	(1,569,808)	(1,033,556)	(208,704)
Net Decrease from Dividends and Distributions to Shareholders	(140,125,011)	(88,557,763)	(69,949,540)	(34,772,842)	(1,407,993)	(348,541)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	26,947,384	48,047,353	13,736,643	18,672,050
Class C	6,551,717	8,746,595	2,685,136	4,664,511
Class I					—	—
Class I-2 (formerly Advisor Class)	5,051,919	6,961,646	1,977,238	3,233,965	37,547,428	2,317,124
Dividends and distribution reinvestments
Class A	120,529,951	75,492,712	59,208,465	29,102,535
Class C	14,705,190	10,105,205	7,825,578	3,904,491
Class I					374,437	139,837
Class I-2 (formerly Advisor Class)	3,668,488	2,177,836	2,455,493	1,553,384	1,033,556	208,339
Cost of shares repurchased
Class A	(85,958,248)	(96,731,257)	(27,586,234)	(31,737,446)
Class C	(22,147,134)	(38,715,743)	(7,410,394)	(14,330,969)
Class I					—	—
Class I-2 (formerly Advisor Class)	(7,087,892)	(7,653,163)	(2,438,542)	(7,539,871)	(6,945,859)	(2,071,912)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	62,261,375	8,431,184	50,453,383	7,522,650	32,009,562	593,388
NET INCREASE (DECREASE) IN NET ASSETS	(154,407,745)	(58,488,893)	(50,549,112)	(17,414,417)	31,872,146	86,274

NET ASSETS
Beginning of Year	821,343,142	879,832,035	316,963,300	334,377,717	31,527,859	31,441,585
End of Year	$666,935,397	$821,343,142	$266,414,188	$316,963,300	$63,400,005	$31,527,859

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Pacific Funds Short Duration Income		Pacific Funds Core Income		Pacific Funds ESG Core Bond
	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022
OPERATIONS
Net Investment income (loss)	$25,522,881	$15,175,236	$27,042,537	$23,114,633	$576,618	$293,036
Net realized gain (loss)	(11,698,980)	4,456,495	(28,622,791)	5,283,479	(732,635)	(411,247)
Change in net unrealized appreciation (depreciation)	(4,801,768)	(37,853,242)	(34,169,112)	(57,532,082)	(909,106)	(1,191,228)
Net Increase (Decrease) in Net Assets Resulting from Operations	9,022,133	(18,221,511)	(35,749,366)	(29,133,970)	(1,065,123)	(1,309,439)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings
Class A	(3,284,796)	(4,066,243)	(3,381,517)	(6,149,263)
Class C	(513,979)	(601,474)	(655,987)	(1,387,600)
Class I	(5,160,079)	(3,741,285)	(3,611,068)	(5,558,014)	(326,110)	(175,208)
Class P			(1,259,917)	(1,921,641)
Class I-2 (formerly Advisor Class)	(16,637,874)	(17,809,112)	(18,318,700)	(32,230,826)	(257,276)	(140,089)
Net Decrease from Dividends and Distributions to Shareholders	(25,596,728)	(26,218,114)	(27,227,189)	(47,247,344)	(583,386)	(315,297)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	42,654,321	54,066,803	22,054,511	34,288,441
Class C	6,475,554	6,250,383	2,784,563	3,956,398
Class I	107,089,786	68,799,128	41,808,812	55,006,519	1,476,527	4,825,391
Class P			44,537,728	613,503
Class I-2 (formerly Advisor Class)	438,584,258	397,785,487	354,130,856	250,242,191	776,026	—
Dividends and distribution reinvestments
Class A	2,726,085	3,223,177	3,145,628	5,604,739
Class C	502,930	589,726	607,961	1,279,623
Class I	5,160,079	3,740,884	3,378,167	5,204,582	326,110	175,208
Class P			1,259,917	1,921,641
Class I-2 (formerly Advisor Class)	16,476,429	17,531,844	14,543,309	24,654,705	257,276	140,089
Cost of shares repurchased
Class A	(99,087,494)	(80,196,055)	(44,789,009)	(62,828,327)
Class C	(15,330,965)	(16,612,634)	(13,623,292)	(20,821,980)
Class I	(85,610,817)	(36,709,897)	(39,244,058)	(39,837,090)	(250,920)	(1,668,835)
Class P			(6,809,369)	(10,685,252)
Class I-2 (formerly Advisor Class)	(416,534,762)	(542,266,356)	(352,193,736)	(399,986,442)	(779,726)	—
Net Increase (Decrease) in Net Assets from Capital Share Transactions	3,105,404	(123,797,510)	31,591,988	(151,386,749)	1,805,293	3,471,853
NET INCREASE (DECREASE) IN NET ASSETS	(13,469,191)	(168,237,135)	(31,384,567)	(227,768,063)	156,784	1,847,117

NET ASSETS
Beginning of Year	1,008,153,658	1,176,390,793	942,056,075	1,169,824,138	26,160,085	24,312,968
End of Year	$994,684,467	$1,008,153,658	$910,671,508	$942,056,075	$26,316,869	$26,160,085

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Pacific Funds Strategic Income		Pacific Funds Floating Rate Income		Pacific Funds High Income
	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022
OPERATIONS
Net Investment income (loss)	$64,258,220	$40,697,691	$276,515,381	$104,754,929	$6,178,829	$7,740,135
Net realized gain (loss)	(53,802,184)	19,602,422	(72,320,227)	15,781,557	(10,804,912)	4,372,551
Change in net unrealized appreciation (depreciation)	(53,762,466)	(89,029,111)	(106,035,238)	(45,242,229)	(2,847,206)	(12,176,508)
Net Increase (Decrease) in Net Assets Resulting from Operations	(43,306,430)	(28,728,998)	98,159,916	75,294,257	(7,473,289)	(63,822)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings
Class A	(5,269,797)	(4,896,474)	(17,114,334)	(8,085,632)	(336,303)	(343,229)
Class C	(2,596,783)	(2,411,593)	(6,357,593)	(2,663,094)	(49,491)	(63,949)
Class I	(6,867,580)	(1,494,498)	(122,104,543)	(51,912,830)	(245,800)	(3,949)
Class P			(4,951,126)	(412,927)	(5,154,278)	(6,925,276)
Class I-2 (formerly Advisor Class)	(54,799,615)	(44,510,973)	(125,590,941)	(41,380,821)	(444,647)	(402,344)
Net Decrease from Dividends and Distributions to Shareholders	(69,533,775)	(53,313,538)	(276,118,537)	(104,455,304)	(6,230,519)	(7,738,747)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	31,619,874	77,501,261	109,999,229	167,903,051	2,799,692	2,692,863
Class C	12,238,686	28,612,611	37,374,827	43,390,442	111,506	177,294
Class I	79,875,758	149,535,103	1,032,518,580	1,145,075,192	11,631,610	29,861
Class P			43,203,656	43,955,526	4,196,897	2,614,594
Class I-2 (formerly Advisor Class)	650,194,438	898,938,253	1,363,235,603	1,449,607,976	17,959,279	18,328,335
Dividends and distribution reinvestments
Class A	4,441,645	4,101,204	16,824,418	7,824,984	330,846	337,407
Class C	2,327,418	2,109,232	6,296,516	2,599,828	46,233	61,111
Class I	6,864,000	1,492,899	88,271,477	37,869,697	245,739	3,893
Class P			4,951,126	412,927	5,154,278	6,925,276
Class I-2 (formerly Advisor Class)	48,513,057	38,071,594	119,908,006	39,696,140	444,647	401,007
Cost of shares repurchased
Class A	(59,921,556)	(44,087,791)	(131,320,297)	(62,861,307)	(3,255,395)	(3,365,390)
Class C	(24,520,697)	(20,217,748)	(38,386,996)	(24,013,248)	(439,935)	(811,126)
Class I	(90,922,853)	(18,952,136)	(1,393,963,296)	(349,771,424)	(10,452,688)	(4,905)
Class P			(68,803,134)	(1,175,828)	(70,181,366)	(14,812,467)
Class I-2 (formerly Advisor Class)	(672,769,339)	(456,469,723)	(1,341,175,400)	(413,872,820)	(15,819,746)	(15,441,294)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(12,059,569)	660,634,759	(151,065,685)	2,086,641,136	(57,228,403)	(2,863,541)
NET INCREASE (DECREASE) IN NET ASSETS	(124,899,774)	578,592,223	(329,024,306)	2,057,480,089	(70,932,211)	(10,666,110)

NET ASSETS
Beginning of Year	1,601,304,746	1,022,712,523	4,060,627,423	2,003,147,334	149,110,804	159,776,914
End of Year	$1,476,404,972	$1,601,304,746	$3,731,603,117	$4,060,627,423	$78,178,593	$149,110,804

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Pacific Funds Small/Mid-Cap		Pacific Funds Small-Cap		Pacific Funds Small-Cap Value
	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022
OPERATIONS
Net Investment income (loss)	$690,519	($599,939)	$31,327	($31,975)	$134,932	$44,059
Net realized gain (loss)	16,889,816	49,847,006	(1,597,503)	738,950	91,400	2,054,409
Change in net unrealized appreciation (depreciation)	(42,506,240)	(54,854,996)	(1,510,621)	(1,529,710)	(2,388,239)	(809,440)
Net Increase (Decrease) in Net Assets Resulting from Operations	(24,925,905)	(5,607,929)	(3,076,797)	(822,735)	(2,161,907)	1,289,028

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings
Class A	(5,368,144)	(1,346,523)	—	(103,138)	(107,017)	(38,925)
Class C	(2,259,619)	(655,137)	—	(39,953)	(18,358)	(11,270)
Class R6	(245,950)	—	—	—	(39,254)	(2,362)
Class I-2 (formerly Advisor Class)	(29,206,718)	(18,391,064)	—	(973,814)	(479,248)	(222,752)
Net Decrease from Dividends and Distributions to Shareholders	(37,080,431)	(20,392,724)	—	(1,116,905)	(643,877)	(275,309)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	4,739,586	2,550,228	197,246	199,509	1,080,914	929,116
Class C	276,869	634,737	74,346	203,959	78,970	132,407
Class R6	—	2,174,573	—	1,721,811	—	1,445,939
Class I-2 (formerly Advisor Class)	10,953,341	36,329,682	1,658,558	13,563,062	1,208,059	1,873,942
Dividends and distribution reinvestments
Class A	5,308,176	1,342,290	—	103,138	106,930	38,925
Class C	2,248,976	652,758	—	37,886	18,358	11,270
Class R6	245,950	—	—	—	39,254	2,362
Class I-2 (formerly Advisor Class)	28,791,233	18,249,608	—	973,813	479,248	222,752
Cost of shares repurchased
Class A	(8,937,355)	(5,345,847)	(187,426)	(847,217)	(1,106,103)	(304,250)
Class C	(3,287,957)	(1,911,244)	(192,881)	(173,506)	(294,636)	(222,893)
Class R6	(394,591)	(2,684,111)	(387,285)	(1,723,657)	(251,301)	(1,374,589)
Class I-2 (formerly Advisor Class)	(101,613,079)	(159,728,442)	(9,191,801)	(6,574,375)	(1,720,295)	(1,135,938)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(61,668,851)	(107,735,768)	(8,029,243)	7,484,423	(360,602)	1,619,043
NET INCREASE (DECREASE) IN NET ASSETS	(123,675,187)	(133,736,421)	(11,106,040)	5,544,783	(3,166,386)	2,632,762

NET ASSETS
Beginning of Year	214,780,856	348,517,277	22,146,760	16,601,977	20,549,027	17,916,265
End of Year	$91,105,669	$214,780,856	$11,040,720	$22,146,760	$17,382,641	$20,549,027

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PF Inflation Managed Fund		PF Managed Bond Fund		PF Short Duration Bond Fund
	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022
OPERATIONS
Net Investment income (loss)	$2,074,880	$2,032,761	$11,270,524	$9,199,463	$4,929,330	$1,124,579
Net realized gain (loss)	(141,300)	578,851	(53,769,794)	(8,150,083)	(2,287,310)	(563,087)
Change in net unrealized appreciation (depreciation)	(4,668,856)	(1,491,191)	13,066,477	(26,462,924)	(1,475,787)	(3,197,732)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,735,276)	1,120,421	(29,432,793)	(25,413,544)	1,166,233	(2,636,240)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings - Class P	(2,401,641)	(1,116,614)	(15,119,701)	(11,378,319)	(3,429,473)	(1,203,868)
Net Decrease from Dividends and Distributions to Shareholders	(2,401,641)	(1,116,614)	(15,119,701)	(11,378,319)	(3,429,473)	(1,203,868)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	4,820,407	15,138,607	75,509,788	7,620,859	190,735,845	2,804,448
Dividends and distribution reinvestments - Class P	2,401,641	1,116,614	15,119,701	11,378,319	3,429,473	1,203,868
Cost of shares repurchased - Class P	(12,970,346)	(4,905,545)	(104,938,343)	(120,421,844)	(35,427,603)	(25,074,753)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(5,748,298)	11,349,676	(14,308,854)	(101,422,666)	158,737,715	(21,066,437)
NET INCREASE (DECREASE) IN NET ASSETS	(10,885,215)	11,353,483	(58,861,348)	(138,214,529)	156,474,475	(24,906,545)

NET ASSETS
Beginning of Year	44,335,161	32,981,678	424,104,658	562,319,187	72,622,186	97,528,731
End of Year	$33,449,946	$44,335,161	$365,243,310	$424,104,658	$229,096,661	$72,622,186

	PF Emerging Markets Debt Fund		PF Growth Fund		PF Large-Cap Value Fund
	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022
OPERATIONS
Net Investment income (loss)	$2,182,060	$2,621,026	$25,025	($555,078)	$2,008,095	$1,541,321
Net realized gain (loss)	(6,614,549)	(2,414,354)	33,777,301	22,289,529	9,122,230	15,322,723
Change in net unrealized appreciation (depreciation)	1,849,575	(1,051,026)	(56,348,853)	(5,249,979)	(19,382,708)	5,505,490
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,582,914)	(844,354)	(22,546,527)	16,484,472	(8,252,383)	22,369,534

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings - Class P	(3,522,687)	(3,023,723)	(37,976,618)	(22,120,344)	(13,239,488)	(18,711,066)
Net Decrease from Dividends and Distributions to Shareholders	(3,522,687)	(3,023,723)	(37,976,618)	(22,120,344)	(13,239,488)	(18,711,066)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	1,443,443	1,396,564	78,304,215	17,674,129	33,880,720	12,103,309
Dividends and distribution reinvestments - Class P	3,522,687	3,023,723	37,976,618	22,120,344	13,239,488	18,711,066
Cost of shares repurchased - Class P	(11,233,420)	(19,092,586)	(68,181,365)	(54,749,885)	(59,741,654)	(41,827,903)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(6,267,290)	(14,672,299)	48,099,468	(14,955,412)	(12,621,446)	(11,013,528)
NET INCREASE (DECREASE) IN NET ASSETS	(12,372,891)	(18,540,376)	(12,423,677)	(20,591,284)	(34,113,317)	(7,355,060)

NET ASSETS
Beginning of Year	42,937,837	61,478,213	158,591,752	179,183,036	164,181,857	171,536,917
End of Year	$30,564,946	$42,937,837	$146,168,075	$158,591,752	$130,068,540	$164,181,857

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PF Small-Cap Growth Fund		PF Small-Cap Value Fund		PF Emerging Markets Fund
	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022
OPERATIONS
Net Investment income (loss)	($3,154)	($268,276)	$380,788	$482,053	$479,990	$1,874,574
Net realized gain (loss)	(11,593,063)	3,569,842	6,071,445	18,647,202	2,368,291	1,329,138
Change in net unrealized appreciation (depreciation)	5,593,074	(12,618,790)	(17,967,636)	(16,078,447)	(6,372,993)	(35,843,685)
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,003,143)	(9,317,224)	(11,515,403)	3,050,808	(3,524,712)	(32,639,973)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings - Class P	–	(8,541,961)	(12,008,069)	(13,139,200)	(4,430,991)	(15,375,604)
Net Decrease from Dividends and Distributions to Shareholders	–	(8,541,961)	(12,008,069)	(13,139,200)	(4,430,991)	(15,375,604)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	11,932,781	6,159,445	9,752,470	1,543,398	11,708,433	3,882,070
Dividends and distribution reinvestments - Class P	–	8,541,961	12,008,069	13,139,200	4,430,991	15,375,604
Cost of shares repurchased - Class P	(23,942,442)	(10,433,023)	(53,714,692)	(24,180,494)	(40,173,531)	(25,131,681)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(12,009,661)	4,268,383	(31,954,153)	(9,497,896)	(24,034,107)	(5,874,007)
NET INCREASE (DECREASE) IN NET ASSETS	(18,012,804)	(13,590,802)	(55,477,625)	(19,586,288)	(31,989,810)	(53,889,584)

NET ASSETS
Beginning of Year	49,964,487	63,555,289	97,322,452	116,908,740	87,893,294	141,782,878
End of Year	$31,951,683	$49,964,487	$41,844,827	$97,322,452	$55,903,484	$87,893,294

	PF International Growth Fund		PF International Small-Cap Fund		PF International Value Fund
	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022
OPERATIONS
Net Investment income (loss)	$132,466	$366,819	$654,760	$726,730	$1,798,441	$1,114,552
Net realized gain (loss)	(2,014,126)	17,859,377	(9,640,371)	13,387,897	(3,195,566)	2,374,005
Change in net unrealized appreciation (depreciation)	360,349	(20,000,716)	3,386,301	(14,392,178)	1,218,316	(700,843)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,521,311)	(1,774,520)	(5,599,310)	(277,551)	(178,809)	2,787,714

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings - Class P	(385,131)	(20,851,939)	(770,538)	(11,214,934)	(1,881,002)	(904,797)
Net Decrease from Dividends and Distributions to Shareholders	(385,131)	(20,851,939)	(770,538)	(11,214,934)	(1,881,002)	(904,797)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	4,238,962	1,934,946	306,047	25,940,487	3,552,785	42,852,913
Dividends and distribution reinvestments - Class P	385,131	20,851,939	770,538	11,214,934	1,881,002	904,797
Cost of shares repurchased - Class P	(20,095,118)	(12,889,617)	(42,876,816)	(3,725,917)	(37,890,801)	(3,345,538)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(15,471,025)	9,897,268	(41,800,231)	33,429,504	(32,457,014)	40,412,172
NET INCREASE (DECREASE) IN NET ASSETS	(17,377,467)	(12,729,191)	(48,170,079)	21,937,019	(34,516,825)	42,295,089

NET ASSETS
Beginning of Year	36,162,089	48,891,280	58,845,082	36,908,063	76,724,800	34,429,711
End of Year	$18,784,622	$36,162,089	$10,675,003	$58,845,082	$42,207,975	$76,724,800

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PF Multi-Asset Fund		PF Real Estate Fund
	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022
OPERATIONS
Net Investment income (loss)	$14,365,676	$4,530,345	$1,007,127	$379,810
Net realized gain (loss)	(116,904,085)	212,594,679	(5,753,395)	4,203,651
Change in net unrealized appreciation (depreciation)	(5,854,983)	(138,102,461)	(7,658,021)	2,037,656
Net Increase (Decrease) in Net Assets Resulting from Operations	(108,393,392)	79,022,563	(12,404,289)	6,621,117

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings - Class P	(15,581,251)	(373,547,120)	(1,178,306)	(300,499)
Net Decrease from Dividends and Distributions to Shareholders	(15,581,251)	(373,547,120)	(1,178,306)	(300,499)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	16,811,430	40,267,725	10,452,081	33,473,105
Dividends and distribution reinvestments - Class P	15,581,251	373,547,120	1,178,306	300,499
Cost of shares repurchased - Class P	(189,657,811)	(168,704,096)	(23,026,688)	(6,438,759)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(157,265,130)	245,110,749	(11,396,301)	27,334,845
NET INCREASE (DECREASE) IN NET ASSETS	(281,239,773)	(49,413,808)	(24,978,896)	33,655,463

NET ASSETS
Beginning of Year	1,054,195,834	1,103,609,642	59,386,767	25,731,304
End of Year	$772,956,061	$1,054,195,834	$34,407,871	$59,386,767

See Notes to Financial Statements

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS

Selected per share, ratios and supplemental data for each year ended were as follows:

Fund		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year Ended (1)	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year (in thousands)	Portfolio Turnover Rates
Pacific Funds Portfolio Optimization Conservative (6)

Class A
4/1/2022 - 3/31/2023	$10.77	$0.27	($1.00)	($0.73)	($0.02)	($0.62)	($0.64)	$9.40	0.68%	0.60%	2.74%	(6.71%)	$139,384	28%
4/1/2021 - 3/31/2022	11.46	0.18	(0.39)	(0.21)	(0.28)	(0.20)	(0.48)	10.77	0.67%	0.60%	1.53%	(2.13%)	174,061	20%
4/1/2020 - 3/31/2021	9.83	0.16	1.80	1.96	(0.33)	—	(0.33)	11.46	0.67%	0.60%	1.47%	19.96%	191,406	37%
4/1/2019 - 3/31/2020	10.23	0.17	(0.35)	(0.18)	(0.20)	(0.02)	(0.22)	9.83	0.68%	0.60%	1.60%	(1.95%)	159,186	22%
4/1/2018 - 3/31/2019	11.24	0.20	(0.04)	0.16	(0.21)	(0.96)	(1.17)	10.23	0.68%	0.60%	1.83%	1.88%	121,012	30%
Class C
4/1/2022 - 3/31/2023	$10.44	$0.19	($0.96)	($0.77)	$—	($0.62)	($0.62)	$9.05	1.43%	1.35%	1.99%	(7.34%)	$24,031	28%
4/1/2021 - 3/31/2022	11.14	0.09	(0.38)	(0.29)	(0.21)	(0.20)	(0.41)	10.44	1.42%	1.35%	0.78%	(2.85%)	37,841	20%
4/1/2020 - 3/31/2021	9.59	0.08	1.74	1.82	(0.27)	—	(0.27)	11.14	1.42%	1.35%	0.72%	18.96%	46,869	37%
4/1/2019 - 3/31/2020	9.97	0.09	(0.35)	(0.26)	(0.10)	(0.02)	(0.12)	9.59	1.43%	1.35%	0.86%	(2.72%)	46,909	22%
4/1/2018 - 3/31/2019	11.00	0.11	(0.03)	0.08	(0.15)	(0.96)	(1.11)	9.97	1.43%	1.35%	1.08%	1.13%	111,233	30%
Class I-2
4/1/2022 - 3/31/2023	$10.84	$0.29	($1.00)	($0.71)	($0.03)	($0.62)	($0.65)	$9.48	0.43%	0.35%	2.99%	(6.50%)	$6,871	28%
4/1/2021 - 3/31/2022	11.52	0.21	(0.39)	(0.18)	(0.30)	(0.20)	(0.50)	10.84	0.42%	0.35%	1.78%	(1.84%)	13,647	20%
4/1/2020 - 3/31/2021	9.88	0.19	1.80	1.99	(0.35)	—	(0.35)	11.52	0.42%	0.35%	1.72%	20.17%	11,299	37%
4/1/2019 - 3/31/2020	10.26	0.20	(0.35)	(0.15)	(0.21)	(0.02)	(0.23)	9.88	0.43%	0.35%	1.85%	(1.68%)	6,994	22%
4/1/2018 - 3/31/2019	11.26	0.22	(0.03)	0.19	(0.23)	(0.96)	(1.19)	10.26	0.43%	0.35%	2.08%	2.26%	6,893	30%
Pacific Funds Portfolio Optimization Moderate-Conservative (6)

Class A
4/1/2022 - 3/31/2023	$11.62	$0.23	($1.14)	($0.91)	$—	($1.24)	($1.24)	$9.47	0.67%	0.60%	2.26%	(7.59%)	$207,516	26%
4/1/2021 - 3/31/2022	12.52	0.15	(0.20)	(0.05)	(0.29)	(0.56)	(0.85)	11.62	0.65%	0.60%	1.14%	(0.83%)	262,457	19%
4/1/2020 - 3/31/2021	9.95	0.15	2.74	2.89	(0.32)	—	(0.32)	12.52	0.66%	0.60%	1.25%	29.06%	283,474	28%
4/1/2019 - 3/31/2020	10.70	0.17	(0.66)	(0.49)	(0.22)	(0.04)	(0.26)	9.95	0.67%	0.60%	1.55%	(4.94%)	231,749	20%
4/1/2018 - 3/31/2019	12.58	0.18	(0.06)	0.12	(0.20)	(1.80)	(2.00)	10.70	0.68%	0.60%	1.55%	1.91%	199,827	45%
Class C
4/1/2022 - 3/31/2023	$11.29	$0.15	($1.12)	($0.97)	$—	($1.24)	($1.24)	$9.08	1.42%	1.35%	1.51%	(8.37%)	$19,045	26%
4/1/2021 - 3/31/2022	12.20	0.05	(0.18)	(0.13)	(0.22)	(0.56)	(0.78)	11.29	1.41%	1.35%	0.39%	(1.54%)	31,538	19%
4/1/2020 - 3/31/2021	9.72	0.06	2.66	2.72	(0.24)	—	(0.24)	12.20	1.41%	1.35%	0.50%	28.06%	45,349	28%
4/1/2019 - 3/31/2020	10.44	0.09	(0.66)	(0.57)	(0.11)	(0.04)	(0.15)	9.72	1.42%	1.35%	0.80%	(5.63%)	48,929	20%
4/1/2018 - 3/31/2019	12.34	0.09	(0.06)	0.03	(0.13)	(1.80)	(1.93)	10.44	1.43%	1.35%	0.80%	1.11%	136,522	45%
Class I-2
4/1/2022 - 3/31/2023	$11.70	$0.26	($1.15)	($0.89)	$—	($1.24)	($1.24)	$9.57	0.41%	0.35%	2.51%	(7.36%)	$4,479	26%
4/1/2021 - 3/31/2022	12.60	0.18	(0.20)	(0.02)	(0.32)	(0.56)	(0.88)	11.70	0.40%	0.35%	1.39%	(0.64%)	6,710	19%
4/1/2020 - 3/31/2021	10.00	0.18	2.76	2.94	(0.34)	—	(0.34)	12.60	0.41%	0.35%	1.50%	29.44%	6,126	28%
4/1/2019 - 3/31/2020	10.75	0.20	(0.67)	(0.47)	(0.24)	(0.04)	(0.28)	10.00	0.42%	0.35%	1.80%	(4.67%)	5,659	20%
4/1/2018 - 3/31/2019	12.62	0.21	(0.06)	0.15	(0.22)	(1.80)	(2.02)	10.75	0.42%	0.35%	1.80%	2.10%	7,701	45%
Pacific Funds Portfolio Optimization Moderate (6)

Class A
4/1/2022 - 3/31/2023	$13.33	$0.17	($1.38)	($1.21)	$—	($2.18)	($2.18)	$9.94	0.64%	0.60%	1.52%	(8.67%)	$677,263	32%
4/1/2021 - 3/31/2022	14.35	0.10	0.11	0.21	(0.36)	(0.87)	(1.23)	13.33	0.63%	0.60%	0.68%	0.92%	845,027	20%
4/1/2020 - 3/31/2021	10.60	0.12	4.06	4.18	(0.32)	(0.11)	(0.43)	14.35	0.64%	0.60%	0.95%	39.61%	897,486	27%
4/1/2019 - 3/31/2020	12.01	0.17	(0.95)	(0.78)	(0.19)	(0.44)	(0.63)	10.60	0.66%	0.60%	1.38%	(7.24%)	714,447	19%
4/1/2018 - 3/31/2019	14.26	0.16	0.04	0.20	(0.23)	(2.22)	(2.45)	12.01	0.66%	0.60%	1.17%	2.49%	652,731	41%
Class C
4/1/2022 - 3/31/2023	$12.98	$0.08	($1.33)	($1.25)	$—	($2.18)	($2.18)	$9.55	1.39%	1.35%	0.77%	(9.24%)	$70,433	32%
4/1/2021 - 3/31/2022	14.03	(0.01)	0.11	0.10	(0.28)	(0.87)	(1.15)	12.98	1.38%	1.35%	(0.07%)	0.14%	107,229	20%
4/1/2020 - 3/31/2021	10.39	0.03	3.96	3.99	(0.24)	(0.11)	(0.35)	14.03	1.39%	1.35%	0.20%	38.56%	143,244	27%
4/1/2019 - 3/31/2020	11.77	0.08	(0.94)	(0.86)	(0.08)	(0.44)	(0.52)	10.39	1.41%	1.35%	0.63%	(7.97%)	142,846	19%
4/1/2018 - 3/31/2019	14.04	0.05	0.06	0.11	(0.16)	(2.22)	(2.38)	11.77	1.41%	1.35%	0.42%	1.78%	381,170	41%

See Notes to Financial Statements	See explanation of references on C-27

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended were as follows:

Fund		Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains		Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Portfolio Optimization Moderate (Continued) (6)

Class I-2
4/1/2022 - 3/31/2023	$13.41	$0.20	($1.38)	($1.18)	$—	($2.18)		($2.18)	$10.05	0.39%	0.35%	1.77%	(8.39%)	$21,881	32%
4/1/2021 - 3/31/2022	14.42	0.14	0.11	0.25	(0.39)	(0.87)		(1.26)	13.41	0.38%	0.35%	0.93%	1.17%	30,378	20%
4/1/2020 - 3/31/2021	10.64	0.16	4.07	4.23	(0.34)	(0.11)		(0.45)	14.42	0.39%	0.35%	1.20%	39.99%	35,732	27%
4/1/2019 - 3/31/2020	12.05	0.20	(0.96)	(0.76)	(0.21)	(0.44)		(0.65)	10.64	0.41%	0.35%	1.63%	(7.07%)	21,729	19%
4/1/2018 - 3/31/2019	14.29	0.19	0.04	0.23	(0.25)	(2.22)		(2.47)	12.05	0.41%	0.35%	1.42%	2.75%	26,959	41%
Pacific Funds Portfolio Optimization Growth (6)

Class A
4/1/2022 - 3/31/2023	$14.33	$0.11	($1.47)	($1.36)	$—	($2.61)		($2.61)	$10.36	0.64%	0.60%	0.97%	(8.93%)	$586,164	30%
4/1/2021 - 3/31/2022	15.50	0.07	0.39	0.46	(0.40)	(1.23)		(1.63)	14.33	0.64%	0.60%	0.46%	2.22%	712,010	19%
4/1/2020 - 3/31/2021	10.59	0.11	5.19	5.30	(0.23)	(0.16)		(0.39)	15.50	0.64%	0.60%	0.80%	50.27%	743,213	28%
4/1/2019 - 3/31/2020	12.77	0.19	(1.45)	(1.26)	(0.22)	(0.70)		(0.92)	10.59	0.66%	0.60%	1.45%	(11.24%)	544,605	18%
4/1/2018 - 3/31/2019	15.46	0.12	0.13	0.25	(0.21)	(2.73)		(2.94)	12.77	0.66%	0.60%	0.84%	2.92%	529,247	53%
Class C
4/1/2022 - 3/31/2023	$13.86	$0.03	($1.44)	($1.41)	$—	($2.61)		($2.61)	$9.84	1.39%	1.35%	0.22%	(9.63%)	$64,896	30%
4/1/2021 - 3/31/2022	15.06	(0.04)	0.38	0.34	(0.31)	(1.23)		(1.54)	13.86	1.39%	1.35%	(0.29%)	1.51%	89,501	19%
4/1/2020 - 3/31/2021	10.33	0.01	5.03	5.04	(0.15)	(0.16)		(0.31)	15.06	1.39%	1.35%	0.05%	48.99%	116,482	28%
4/1/2019 - 3/31/2020	12.45	0.09	(1.41)	(1.32)	(0.10)	(0.70)		(0.80)	10.33	1.41%	1.35%	0.70%	(11.81%)	100,768	18%
4/1/2018 - 3/31/2019	15.18	0.01	0.13	0.14	(0.14)	(2.73)		(2.87)	12.45	1.42%	1.35%	0.08%	2.12%	271,000	53%
Class I-2
4/1/2022 - 3/31/2023	$14.44	$0.15	($1.49)	($1.34)	$—	($2.61)		($2.61)	$10.49	0.39%	0.35%	1.22%	(8.72%)	$15,875	30%
4/1/2021 - 3/31/2022	15.60	0.11	0.39	0.50	(0.43)	(1.23)		(1.66)	14.44	0.39%	0.35%	0.71%	2.46%	19,833	19%
4/1/2020 - 3/31/2021	10.65	0.14	5.23	5.37	(0.26)	(0.16)		(0.42)	15.60	0.39%	0.35%	1.05%	50.62%	20,137	28%
4/1/2019 - 3/31/2020	12.82	0.22	(1.45)	(1.23)	(0.24)	(0.70)		(0.94)	10.65	0.41%	0.35%	1.70%	(10.98%)	14,485	18%
4/1/2018 - 3/31/2019	15.51	0.16	0.12	0.28	(0.24)	(2.73)		(2.97)	12.82	0.41%	0.35%	1.09%	3.12%	19,458	53%
Pacific Funds Portfolio Optimization Aggressive-Growth (6)

Class A
4/1/2022 - 3/31/2023	$16.37	$0.06	($1.74)	($1.68)	$—	($3.74)		($3.74)	$10.95	0.66%	0.60%	0.46%	(9.53%)	$230,188	29%
4/1/2021 - 3/31/2022	17.62	0.02	0.63	0.65	(0.52)	(1.38)		(1.90)	16.37	0.65%	0.60%	0.12%	2.80%	270,691	15%
4/1/2020 - 3/31/2021	11.38	0.09	6.70	6.79	(0.21)	(0.34)		(0.55)	17.62	0.66%	0.60%	0.56%	60.05%	275,818	31%
4/1/2019 - 3/31/2020	14.25	0.19	(1.89)	(1.70)	(0.23)	(0.94)		(1.17)	11.38	0.67%	0.60%	1.31%	(13.66%)	191,505	19%
4/1/2018 - 3/31/2019	17.03	0.10	0.25	0.35	(0.25)	(2.88)		(3.13)	14.25	0.68%	0.60%	0.61%	3.39%	193,470	55%
Class C
4/1/2022 - 3/31/2023	$15.62	($0.04)	($1.66)	($1.70)	$—	($3.74)		($3.74)	$10.18	1.41%	1.35%	(0.29%)	(10.16%)	$26,893	29%
4/1/2021 - 3/31/2022	16.92	(0.11)	0.60	0.49	(0.41)	(1.38)		(1.79)	15.62	1.40%	1.35%	(0.63%)	2.04%	35,333	15%
4/1/2020 - 3/31/2021	10.97	(0.03)	6.45	6.42	(0.13)	(0.34)		(0.47)	16.92	1.41%	1.35%	(0.19%)	58.83%	43,705	31%
4/1/2019 - 3/31/2020	13.76	0.08	(1.82)	(1.74)	(0.11)	(0.94)		(1.05)	10.97	1.42%	1.35%	0.56%	(14.25%)	35,339	19%
4/1/2018 - 3/31/2019	16.59	(0.02)	0.24	0.22	(0.17)	(2.88)		(3.05)	13.76	1.43%	1.35%	(0.14%)	2.57%	85,434	55%
Class I-2
4/1/2022 - 3/31/2023	$16.48	$0.09	($1.74)	($1.65)	$—	($3.74)		($3.74)	$11.09	0.41%	0.35%	0.71%	(9.25%)	$9,333	29%
4/1/2021 - 3/31/2022	17.72	0.07	0.62	0.69	(0.55)	(1.38)		(1.93)	16.48	0.40%	0.35%	0.37%	3.02%	10,940	15%
4/1/2020 - 3/31/2021	11.44	0.12	6.74	6.86	(0.24)	(0.34)		(0.58)	17.72	0.41%	0.35%	0.81%	60.35%	14,855	31%
4/1/2019 - 3/31/2020	14.29	0.23	(1.89)	(1.66)	(0.25)	(0.94)		(1.19)	11.44	0.42%	0.35%	1.56%	(13.34%)	9,606	19%
4/1/2018 - 3/31/2019	17.07	0.14	0.23	0.37	(0.27)	(2.88)		(3.15)	14.29	0.43%	0.35%	0.86%	3.57%	10,860	55%
Pacific Funds Ultra Short Income (6)
Class I
4/1/2022 - 3/31/2023	$9.92	$0.31	($0.09)	$0.22	($0.28)	$—		($0.28)	$9.86	0.73%	0.32%	3.16%	2.30%	$13,231	51%
4/1/2021 - 3/31/2022	10.07	0.06	(0.10)	(0.04)	(0.07)	(0.04)		(0.11)	9.92	0.66%	0.32%	0.62%	(0.42%)	12,929	75%
4/1/2020 - 3/31/2021	9.65	0.12	0.44	0.56	(0.12)	(0.02)		(0.14)	10.07	0.70%	0.32%	1.16%	5.81%	12,993	96%
6/28/2019 - 3/31/2020	10.00	0.17	(0.35)	(0.18)	(0.17)	(0.00	)(7)	(0.17)	9.65	0.87%	0.32%	2.27%	(1.81%)	12,273	81%

See Notes to Financial Statements	See explanation of references on C-27

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended were as follows:

Fund		Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains		Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Ultra Short Income (Continued) (6)

Class I-2
4/1/2022 - 3/31/2023	$9.92	$0.31	($0.09)	$0.22	($0.28)	$—		($0.28)	$9.86	0.77%	0.32%	3.16%	2.30%	$50,169	51%
4/1/2021 - 3/31/2022	10.07	0.06	(0.10)	(0.04)	(0.07)	(0.04)		(0.11)	9.92	0.66%	0.32%	0.62%	(0.42%)	18,598	75%
4/1/2020 - 3/31/2021	9.65	0.12	0.44	0.56	(0.12)	(0.02)		(0.14)	10.07	0.69%	0.32%	1.16%	5.81%	18,449	96%
6/28/2019 - 3/31/2020	10.00	0.17	(0.35)	(0.18)	(0.17)	(0.00	)(7)	(0.17)	9.65	0.97%	0.32%	2.27%	(1.81%)	12,401	81%
Pacific Funds Short Duration Income (6)

Class A
4/1/2022 - 3/31/2023	$10.16	$0.23	($0.16)	$0.07	($0.23)	$—		($0.23)	$10.00	0.87%	0.75%	2.33%	0.75%	$117,609	61%
4/1/2021 - 3/31/2022	10.57	0.12	(0.31)	(0.19)	(0.12)	(0.10)		(0.22)	10.16	0.87%	0.75%	1.14%	(1.85%)	174,444	60%
4/1/2020 - 3/31/2021	10.05	0.16	0.52	0.68	(0.16)	—		(0.16)	10.57	0.88%	0.75%	1.50%	6.78%	204,761	76%
4/1/2019 - 3/31/2020	10.30	0.24	(0.25)	(0.01)	(0.24)	—		(0.24)	10.05	0.99%	0.75%	2.33%	(0.13%)	154,309	56%
4/1/2018 - 3/31/2019	10.24	0.26	0.05	0.31	(0.25)	—		(0.25)	10.30	1.03%	0.75%	2.57%	3.11%	118,935	50%
Class C
4/1/2022 - 3/31/2023	$10.14	$0.16	($0.16)	$0.00 (7)	($0.16)	$—		($0.16)	$9.98	1.62%	1.50%	1.58%	0.00%	$30,904	61%
4/1/2021 - 3/31/2022	10.55	0.04	(0.31)	(0.27)	(0.04)	(0.10)		(0.14)	10.14	1.62%	1.50%	0.39%	(2.59%)	39,891	60%
4/1/2020 - 3/31/2021	10.03	0.08	0.52	0.60	(0.08)	—		(0.08)	10.55	1.63%	1.50%	0.75%	6.00%	51,385	76%
4/1/2019 - 3/31/2020	10.28	0.16	(0.25)	(0.09)	(0.16)	—		(0.16)	10.03	1.74%	1.50%	1.58%	(0.87%)	48,816	56%
4/1/2018 - 3/31/2019	10.22	0.19	0.05	0.24	(0.18)	—		(0.18)	10.28	1.78%	1.50%	1.82%	2.35%	46,167	50%
Class I
4/1/2022 - 3/31/2023	$10.14	$0.26	($0.16)	$0.10	($0.26)	$—		($0.26)	$9.98	0.62%	0.45%	2.63%	1.06%	$195,023	61%
4/1/2021 - 3/31/2022	10.56	0.15	(0.32)	(0.17)	(0.15)	(0.10)		(0.25)	10.14	0.62%	0.48%	1.40%	(1.69%)	171,154	60%
4/1/2020 - 3/31/2021	10.03	0.18	0.54	0.72	(0.19)	—		(0.19)	10.56	0.63%	0.50%	1.75%	7.16%	141,974	76%
4/1/2019 - 3/31/2020	10.29	0.27	(0.26)	0.01	(0.27)	—		(0.27)	10.03	0.63%	0.50%	2.58%	0.03%	106,402	56%
4/1/2018 - 3/31/2019	10.22	0.29	0.06	0.35	(0.28)	—		(0.28)	10.29	0.63%	0.50%	2.82%	3.47%	83,436	50%
Class I-2
4/1/2022 - 3/31/2023	$10.16	$0.26	($0.16)	$0.10	($0.26)	$—		($0.26)	$10.00	0.62%	0.50%	2.58%	1.01%	$651,148	61%
4/1/2021 - 3/31/2022	10.58	0.15	(0.32)	(0.17)	(0.15)	(0.10)		(0.25)	10.16	0.62%	0.50%	1.39%	(1.70%)	622,664	60%
4/1/2020 - 3/31/2021	10.05	0.18	0.54	0.72	(0.19)	—		(0.19)	10.58	0.63%	0.50%	1.75%	7.14%	778,271	76%
4/1/2019 - 3/31/2020	10.31	0.27	(0.26)	0.01	(0.27)	—		(0.27)	10.05	0.73%	0.50%	2.58%	0.02%	717,804	56%
4/1/2018 - 3/31/2019	10.24	0.29	0.06	0.35	(0.28)	—		(0.28)	10.31	0.78%	0.50%	2.82%	3.46%	483,476	50%
Pacific Funds Core Income (6)

Class A
4/1/2022 - 3/31/2023	$10.41	$0.31	($0.72)	($0.41)	($0.32)	$—		($0.32)	$9.68	0.97%	0.85%	3.25%	(3.90%)	$99,406	118%
4/1/2021 - 3/31/2022	11.18	0.20	(0.52)	(0.32)	(0.21)	(0.24)		(0.45)	10.41	0.97%	0.85%	1.83%	(3.11%)	127,727	82%
4/1/2020 - 3/31/2021	10.60	0.22	0.66	0.88	(0.22)	(0.08)		(0.30)	11.18	0.98%	0.85%	1.95%	8.29%	160,701	102%
4/1/2019 - 3/31/2020	10.52	0.29	0.08	0.37	(0.29)	—		(0.29)	10.60	1.09%	0.85%	2.70%	3.51%	140,650	70%
4/1/2018 - 3/31/2019	10.45	0.33	0.07	0.40	(0.33)	—		(0.33)	10.52	1.13%	0.85%	3.22%	3.99%	82,136	93%
Class C
4/1/2022 - 3/31/2023	$10.41	$0.24	($0.73)	($0.49)	($0.24)	$—		($0.24)	$9.68	1.72%	1.60%	2.50%	(4.63%)	$23,038	118%
4/1/2021 - 3/31/2022	11.18	0.12	(0.53)	(0.41)	(0.12)	(0.24)		(0.36)	10.41	1.72%	1.60%	1.08%	(3.84%)	35,731	82%
4/1/2020 - 3/31/2021	10.60	0.14	0.66	0.80	(0.14)	(0.08)		(0.22)	11.18	1.73%	1.60%	1.20%	7.48%	53,990	102%
4/1/2019 - 3/31/2020	10.52	0.21	0.08	0.29	(0.21)	—		(0.21)	10.60	1.84%	1.60%	1.95%	2.73%	58,397	70%
4/1/2018 - 3/31/2019	10.46	0.26	0.06	0.32	(0.26)	—		(0.26)	10.52	1.88%	1.60%	2.47%	3.11%	81,309	93%
Class I
4/1/2022 - 3/31/2023	$10.42	$0.34	($0.72)	($0.38)	($0.35)	$—		($0.35)	$9.69	0.72%	0.55%	3.55%	(3.60%)	$116,338	118%
4/1/2021 - 3/31/2022	11.19	0.24	(0.53)	(0.29)	(0.24)	(0.24)		(0.48)	10.42	0.72%	0.55%	2.13%	(2.81%)	118,420	82%
4/1/2020 - 3/31/2021	10.61	0.25	0.67	0.92	(0.26)	(0.08)		(0.34)	11.19	0.73%	0.55%	2.25%	8.61%	107,857	102%
4/1/2019 - 3/31/2020	10.53	0.33	0.07	0.40	(0.32)	—		(0.32)	10.61	0.73%	0.55%	3.00%	3.81%	60,355	70%
4/1/2018 - 3/31/2019	10.46	0.36	0.08	0.44	(0.37)	—		(0.37)	10.53	0.73%	0.55%	3.52%	4.30%	26,394	93%

See Notes to Financial Statements	See explanation of references on C-27

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended were as follows:

Fund		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Core Income (Continued) (6)

Class P
4/1/2022 - 3/31/2023	$10.45	$0.34	($0.72)	($0.38)	($0.35)	$—	($0.35)	$9.72	0.72%	0.55%	3.55%	(3.59%)	$71,459	118%
4/1/2021 - 3/31/2022	11.23	0.24	(0.54)	(0.30)	(0.24)	(0.24)	(0.48)	10.45	0.72%	0.55%	2.13%	(2.88%)	34,896	82%
4/1/2020 - 3/31/2021	10.64	0.26	0.67	0.93	(0.26)	(0.08)	(0.34)	11.23	0.73%	0.55%	2.25%	8.68%	46,122	102%
4/1/2019 - 3/31/2020	10.56	0.33	0.08	0.41	(0.33)	—	(0.33)	10.64	0.73%	0.55%	3.00%	3.80%	31,831	70%
4/1/2018 - 3/31/2019	10.49	0.37	0.07	0.44	(0.37)	—	(0.37)	10.56	0.73%	0.55%	3.52%	4.29%	40,570	93%
Class I-2
4/1/2022 - 3/31/2023	$10.43	$0.34	($0.72)	($0.38)	($0.35)	$—	($0.35)	$9.70	0.72%	0.55%	3.55%	(3.60%)	$600,431	118%
4/1/2021 - 3/31/2022	11.21	0.24	(0.54)	(0.30)	(0.24)	(0.24)	(0.48)	10.43	0.72%	0.55%	2.13%	(2.89%)	625,283	82%
4/1/2020 - 3/31/2021	10.62	0.26	0.67	0.93	(0.26)	(0.08)	(0.34)	11.21	0.73%	0.55%	2.25%	8.70%	801,154	102%
4/1/2019 - 3/31/2020	10.54	0.33	0.08	0.41	(0.33)	—	(0.33)	10.62	0.84%	0.55%	3.00%	3.81%	679,287	70%
4/1/2018 - 3/31/2019	10.48	0.36	0.07	0.43	(0.37)	—	(0.37)	10.54	0.88%	0.55%	3.52%	4.19%	393,645	93%
Pacific Funds ESG Core Bond (6)

Class I
4/1/2022 - 3/31/2023	$9.17	$0.20	($0.58)	($0.38)	($0.20)	$—	($0.20)	$8.59	0.88%	0.48%	2.30%	(4.12%)	$15,172	42%
4/1/2021 - 3/31/2022	9.70	0.10	(0.52)	(0.42)	(0.11)	—	(0.11)	9.17	1.01%	0.48%	1.06%	(4.37%)	14,534	51%
12/14/2020 - 3/31/2021	10.00	0.03	(0.30)	(0.27)	(0.03)	—	(0.03)	9.70	0.97%	0.48%	0.88%	(2.73%)	12,156	26%
Class I-2
4/1/2022 - 3/31/2023	$9.17	$0.20	($0.58)	($0.38)	($0.20)	$—	($0.20)	$8.59	0.88%	0.48%	2.30%	(4.12%)	$11,144	42%
4/1/2021 - 3/31/2022	9.70	0.10	(0.52)	(0.42)	(0.11)	—	(0.11)	9.17	1.01%	0.48%	1.06%	(4.37%)	11,626	51%
2/14/2020 - 3/31/2021	10.00	0.03	(0.30)	(0.27)	(0.03)	—	(0.03)	9.70	0.97%	0.48%	0.88%	(2.73%)	12,156	26%
Pacific Funds Strategic Income (6)

Class A
4/1/2022 - 3/31/2023	$10.96	$0.44	($0.72)	($0.28)	($0.44)	($0.04)	($0.48)	$10.20	1.07%	0.94%	4.34%	(2.41%)	$101,292	45%
4/1/2021 - 3/31/2022	11.52	0.33	(0.47)	(0.14)	(0.32)	(0.10)	(0.42)	10.96	1.07%	0.94%	2.85%	(1.30%)	134,612	40%
4/1/2020 - 3/31/2021	9.72	0.40	1.79	2.19	(0.39)	—	(0.39)	11.52	1.08%	0.95%	3.57%	22.82%	104,659	86%
4/1/2019 - 3/31/2020	10.60	0.43	(0.88)	(0.45)	(0.43)	—	(0.43)	9.72	1.19%	0.95%	3.94%	(4.58%)	71,510	98%
4/1/2018 - 3/31/2019	10.71	0.47	(0.11)	0.36	(0.47)	—	(0.47)	10.60	1.23%	0.95%	4.43%	3.43%	61,503	99%
Class C
4/1/2022 - 3/31/2023	$10.93	$0.37	($0.72)	($0.35)	($0.36)	($0.04)	($0.40)	$10.18	1.82%	1.68%	3.60%	(3.04%)	$63,154	45%
4/1/2021 - 3/31/2022	11.49	0.25	(0.47)	(0.22)	(0.24)	(0.10)	(0.34)	10.93	1.82%	1.64%	2.15%	(1.99%)	78,497	40%
4/1/2020 - 3/31/2021	9.69	0.32	1.80	2.12	(0.32)	—	(0.32)	11.49	1.83%	1.65%	2.87%	22.04%	72,157	86%
4/1/2019 - 3/31/2020	10.58	0.35	(0.89)	(0.54)	(0.35)	—	(0.35)	9.69	1.94%	1.65%	3.24%	(5.35%)	63,134	98%
4/1/2018 - 3/31/2019	10.69	0.39	(0.11)	0.28	(0.39)	—	(0.39)	10.58	1.98%	1.65%	3.73%	2.73%	58,634	99%
Class I
4/1/2022 - 3/31/2023	$10.89	$0.47	($0.71)	($0.24)	($0.47)	($0.04)	($0.51)	$10.14	0.82%	0.64%	4.64%	(2.03%)	$126,525	45%
4/1/2021 - 3/31/2022	11.45	0.36	(0.46)	(0.10)	(0.36)	(0.10)	(0.46)	10.89	0.82%	0.64%	3.15%	(1.02%)	142,365	40%
4/1/2020 - 3/31/2021	9.66	0.42	1.80	2.22	(0.43)	—	(0.43)	11.45	0.84%	0.65%	3.87%	23.23%	13,842	86%
4/1/2019 - 3/31/2020	10.54	0.46	(0.88)	(0.42)	(0.46)	—	(0.46)	9.66	0.83%	0.65%	4.24%	(4.32%)	16,622	98%
4/1/2018 - 3/31/2019	10.65	0.50	(0.11)	0.39	(0.50)	—	(0.50)	10.54	0.83%	0.65%	4.73%	3.77%	5,750	99%
Class I-2
4/1/2022 - 3/31/2023	$10.97	$0.47	($0.73)	($0.26)	($0.46)	($0.04)	($0.50)	$10.21	0.82%	0.69%	4.59%	(2.16%)	$1,185,434	45%
4/1/2021 - 3/31/2022	11.52	0.36	(0.46)	(0.10)	(0.35)	(0.10)	(0.45)	10.97	0.82%	0.69%	3.10%	(0.97%)	1,245,830	40%
4/1/2020 - 3/31/2021	9.72	0.43	1.79	2.22	(0.42)	—	(0.42)	11.52	0.83%	0.70%	3.82%	23.12%	832,054	86%
4/1/2019 - 3/31/2020	10.60	0.45	(0.87)	(0.42)	(0.46)	—	(0.46)	9.72	0.94%	0.70%	4.19%	(4.34%)	491,221	98%
4/1/2018 - 3/31/2019	10.71	0.49	(0.11)	0.38	(0.49)	—	(0.49)	10.60	0.98%	0.70%	4.68%	3.70%	456,428	99%

See Notes to Financial Statements	See explanation of references on C-27

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year ended were as follows:

Fund		Selected Per Share Data							Ratios to Average Net Assets				Supplemental Data
		Investment Operations			Distributions
For the Year Ended (1)	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)		Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year (in thousands)	Portfolio Turnover Rates
Pacific Funds Floating Rate Income (6)

Class A
4/1/2022 - 3/31/2023	$9.66	$0.59	($0.38)	$0.21	($0.59)	$—	($0.59)	$9.28	1.13%	0.98	%(8)	6.35%	2.50%	$265,188	66%
4/1/2021 - 3/31/2022	9.72	0.35	(0.06)	0.29	(0.35)	—	(0.35)	9.66	1.13%	1.00%		3.56%	2.87%	280,827	90%
4/1/2020 - 3/31/2021	8.80	0.34	0.92	1.26	(0.34)	—	(0.34)	9.72	1.17%	1.02%		3.63%	14.52%	170,353	116%
4/1/2019 - 3/31/2020	9.88	0.46	(1.08)	(0.62)	(0.46)	—	(0.46)	8.80	1.27%	1.02%		4.64%	(6.69%)	162,511	116%
4/1/2018 - 3/31/2019	10.12	0.49	(0.24)	0.25	(0.49)	—	(0.49)	9.88	1.29%	1.01%		4.92%	2.57%	202,929	122%
Class C
4/1/2022 - 3/31/2023	$9.64	$0.52	($0.37)	$0.15	($0.52)	$—	($0.52)	$9.27	1.88%	1.71	%(8)	5.61%	1.75%	$109,877	66%
4/1/2021 - 3/31/2022	9.71	0.28	(0.07)	0.21	(0.28)	—	(0.28)	9.64	1.88%	1.70%		2.86%	2.15%	109,161	90%
4/1/2020 - 3/31/2021	8.79	0.28	0.92	1.20	(0.28)	—	(0.28)	9.71	1.92%	1.72%		2.93%	13.74%	87,940	116%
4/1/2019 - 3/31/2020	9.86	0.39	(1.08)	(0.69)	(0.38)	—	(0.38)	8.79	2.03%	1.72%		3.94%	(7.31%)	102,846	116%
4/1/2018 - 3/31/2019	10.10	0.42	(0.24)	0.18	(0.42)	—	(0.42)	9.86	2.04%	1.71%		4.22%	1.86%	197,081	122%
Class I
4/1/2022 - 3/31/2023	$9.67	$0.62	($0.38)	$0.24	($0.62)	$—	($0.62)	$9.29	0.88%	0.68	%(8)	6.65%	2.69%	$1,486,461	66%
4/1/2021 - 3/31/2022	9.73	0.38	(0.06)	0.32	(0.38)	—	(0.38)	9.67	0.88%	0.70%		3.86%	3.29%	1,838,625	90%
4/1/2020 - 3/31/2021	8.81	0.38	0.91	1.29	(0.37)	—	(0.37)	9.73	0.91%	0.72%		3.93%	14.87%	1,019,062	116%
4/1/2019 - 3/31/2020	9.90	0.49	(1.09)	(0.60)	(0.49)	—	(0.49)	8.81	0.91%	0.72%		4.94%	(6.49%)	415,170	116%
4/1/2018 - 3/31/2019	10.14	0.52	(0.23)	0.29	(0.53)	—	(0.53)	9.90	0.90%	0.71%		5.22%	2.88%	497,335	122%
Class P
4/1/2022 - 3/31/2023	$9.67	$0.62	($0.38)	$0.24	($0.62)	$—	($0.62)	$9.29	0.88%	0.68	%(8)	6.65%	2.71%	$29,744	66%
4/1/2021 - 3/31/2022	9.73	0.38	(0.06)	0.32	(0.38)	—	(0.38)	9.67	0.89%	0.70%		3.86%	3.28%	53,045	90%
4/1/2020 - 3/31/2021	8.81	0.37	0.92	1.29	(0.37)	—	(0.37)	9.73	0.91%	0.72%		3.93%	14.85%	9,560	116%
4/1/2019 - 3/31/2020	9.90	0.49	(1.09)	(0.60)	(0.49)	—	(0.49)	8.81	0.91%	0.72%		4.95%	(6.49%)	7,900	116%
4/1/2018 - 3/31/2019	10.14	0.53	(0.25)	0.28	(0.52)	—	(0.52)	9.90	0.89%	0.71%		5.22%	2.87%	32,176	122%
Class I-2
4/1/2022 - 3/31/2023	$9.69	$0.61	($0.37)	$0.24	($0.62)	$—	($0.62)	$9.31	0.88%	0.73	%(8)	6.60%	2.66%	$1,840,333	66%
4/1/2021 - 3/31/2022	9.75	0.37	(0.06)	0.31	(0.37)	—	(0.37)	9.69	0.88%	0.75%		3.81%	3.25%	1,778,969	90%
4/1/2020 - 3/31/2021	8.83	0.37	0.92	1.29	(0.37)	—	(0.37)	9.75	0.91%	0.77%		3.88%	14.78%	716,233	116%
4/1/2019 - 3/31/2020	9.92	0.48	(1.09)	(0.61)	(0.48)	—	(0.48)	8.83	1.03%	0.77%		4.89%	(6.52%)	506,347	116%
4/1/2018 - 3/31/2019	10.16	0.52	(0.24)	0.28	(0.52)	—	(0.52)	9.92	1.04%	0.76%		5.17%	2.83%	830,452	122%
Pacific Funds High Income (6)

Class A
4/1/2022 - 3/31/2023	$9.85	$0.49	($0.81)	($0.32)	($0.50)	$—	($0.50)	$9.03	1.16%	0.95%		5.37%	(3.09%)	$6,141	35%
4/1/2021 - 3/31/2022	10.34	0.47	(0.50)	(0.03)	(0.46)	—	(0.46)	9.85	1.12%	0.95%		4.53%	(0.36%)	6,816	40%
4/1/2020 - 3/31/2021	8.75	0.51	1.59	2.10	(0.51)	—	(0.51)	10.34	1.13%	0.95%		5.13%	24.45%	7,496	66%
4/1/2019 - 3/31/2020	10.07	0.52	(1.33)	(0.81)	(0.51)	—	(0.51)	8.75	1.24%	0.95%		5.11%	(8.61%)	7,227	63%
4/1/2018 - 3/31/2019	10.23	0.55	(0.16)	0.39	(0.55)	—	(0.55)	10.07	1.31%	0.95%		5.48%	3.97%	5,174	64%
Class C
4/1/2022 - 3/31/2023	$9.83	$0.42	($0.80)	($0.38)	($0.43)	$—	($0.43)	$9.02	1.91%	1.68%		4.64%	(3.81%)	$903	35%
4/1/2021 - 3/31/2022	10.33	0.40	(0.51)	(0.11)	(0.39)	—	(0.39)	9.83	1.87%	1.65%		3.83%	(1.17%)	1,291	40%
4/1/2020 - 3/31/2021	8.74	0.44	1.59	2.03	(0.44)	—	(0.44)	10.33	1.88%	1.65%		4.43%	23.61%	1,937	66%
4/1/2019 - 3/31/2020	10.06	0.45	(1.33)	(0.88)	(0.44)	—	(0.44)	8.74	2.00%	1.65%		4.41%	(9.28%)	2,007	63%
4/1/2018 - 3/31/2019	10.21	0.48	(0.15)	0.33	(0.48)	—	(0.48)	10.06	2.06%	1.65%		4.78%	3.35%	3,726	64%
Class I
4/1/2022 - 3/31/2023	$9.74	$0.50	($0.80)	($0.30)	($0.53)	$—	($0.53)	$8.91	0.92%	0.65%		5.67%	(2.91%)	$1,694	35%
4/1/2021 - 3/31/2022	10.24	0.49	(0.50)	(0.01)	(0.49)	—	(0.49)	9.74	0.87%	0.69%		4.79%	(0.20%)	86	40%
4/1/2020 - 3/31/2021	8.66	0.53	1.59	2.12	(0.54)	—	(0.54)	10.24	0.88%	0.70%		5.38%	24.76%	62	66%
4/1/2019 - 3/31/2020	9.98	0.54	(1.33)	(0.79)	(0.53)	—	(0.53)	8.66	0.88%	0.70%		5.36%	(8.36%)	54	63%
4/1/2018 - 3/31/2019	10.14	0.57	(0.16)	0.41	(0.57)	—	(0.57)	9.98	0.91%	0.70%		5.73%	4.27%	175	64%

See Notes to Financial Statements	See explanation of references on C-27

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year ended were as follows:

Fund		Selected Per Share Data									Ratios to Average Net Assets			Supplemental Data
		Investment Operations				Distributions
For the Year Ended (1)	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (2)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income		Capital Gains	Total	Net Asset Value, End of Year	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year (in thousands)	Portfolio Turnover Rates
Pacific Funds High Income (Continued) (6)
Class P
4/1/2022 - 3/31/2023	$9.74	$0.51		($0.80)	($0.29)	($0.53)		$—	($0.53)	$8.92	0.91%	0.65%	5.67%	(2.83%)	$60,734	35%
4/1/2021 - 3/31/2022	10.24	0.49		(0.50)	(0.01)	(0.49)		—	(0.49)	9.74	0.87%	0.69%	4.79%	(0.20%)	134,177	40%
4/1/2020 - 3/31/2021	8.66	0.53		1.59	2.12	(0.54)		—	(0.54)	10.24	0.88%	0.70%	5.38%	24.91%	146,345	66%
4/1/2019 - 3/31/2020	9.98	0.54		(1.33)	(0.79)	(0.53)		—	(0.53)	8.66	0.88%	0.70%	5.36%	(8.46%)	120,807	63%
4/1/2018 - 3/31/2019	10.14	0.57		(0.16)	0.41	(0.57)		—	(0.57)	9.98	0.91%	0.70%	5.73%	4.27%	113,317	64%
Class I-2
4/1/2022 - 3/31/2023	$9.87	$0.51		($0.81)	($0.30)	($0.52)		—	($0.52)	$9.05	0.91%	0.70%	5.62%	(2.84%)	$8,707	35%
4/1/2021 - 3/31/2022	10.36	0.50		(0.50)	0.00 (7)	(0.49)		—	(0.49)	9.87	0.87%	0.70%	4.78%	(0.11%)	6,741	40%
4/1/2020 - 3/31/2021	8.76	0.54		1.60	2.14	(0.54)		—	(0.54)	10.36	0.88%	0.70%	5.38%	24.86%	3,937	66%
4/1/2019 - 3/31/2020	10.08	0.54		(1.33)	(0.79)	(0.53)		—	(0.53)	8.76	1.00%	0.70%	5.36%	(8.38%)	3,329	63%
4/1/2018 - 3/31/2019	10.24	0.58		(0.17)	0.41	(0.57)		—	(0.57)	10.08	1.06%	0.70%	5.73%	4.23%	3,669	64%
Pacific Funds Small/Mid-Cap (6)

Class A
4/1/2022 - 3/31/2023	$15.98	$0.04		($1.91)	($1.87)	$—		($4.82)	($4.82)	$9.29	1.29%	1.21%	0.34%	(11.41%)	$13,055	33%
4/1/2021 - 3/31/2022	17.47	(0.07)		(0.34)	(0.41)	—		(1.08)	(1.08)	15.98	1.23%	1.20%	(0.38%)	(2.82%)	19,675	34%
4/1/2020 - 3/31/2021	9.52	(0.04)		7.99	7.95	—		—	—	17.47	1.24%	1.20%	(0.33%)	83.51%	22,988	64%
4/1/2019 - 3/31/2020	13.02	(0.00	)(7)	(3.47)	(3.47)	(0.03)		—	(0.03)	9.52	1.37%	1.23%	(0.03%)	(26.71%)	14,379	36%
4/1/2018 - 3/31/2019	13.23	(0.02)		0.16	0.14	—		(0.35)	(0.35)	13.02	1.48%	1.30%	(0.11%)	1.19%	21,872	33%
Class C
4/1/2022 - 3/31/2023	$15.24	($0.05)		($1.82)	($1.87)	$—		($4.82)	($4.82)	$8.55	2.04%	1.96%	(0.41%)	(12.01%)	$5,260	33%
4/1/2021 - 3/31/2022	16.83	(0.19)		(0.32)	(0.51)	—		(1.08)	(1.08)	15.24	1.98%	1.95%	(1.13%)	(3.53%)	9,370	34%
4/1/2020 - 3/31/2021	9.24	(0.14)		7.73	7.59	—		—	—	16.83	1.99%	1.95%	(1.08%)	82.14%	10,990	64%
4/1/2019 - 3/31/2020	12.70	(0.10)		(3.36)	(3.46)	—		—	—	9.24	2.13%	1.98%	(0.78%)	(27.24%)	9,277	36%
4/1/2018 - 3/31/2019	13.01	(0.11)		0.15	0.04	—		(0.35)	(0.35)	12.70	2.23%	2.05%	(0.87%)	0.43%	16,875	33%
Class R6
4/1/2022 - 3/31/2023	$17.17	$0.09		($2.04)	($1.95)	$—		($4.82)	($4.82)	$10.40	1.03%	0.86%	0.69%	(11.11%)	$497	33%
4/1/2021 - 3/31/2022	17.61	(0.01)		(0.43)	(0.44)	—		—	—	17.17	0.98%	0.85%	(0.03%)	(2.44%)	1,017	34%
4/1/2020 - 3/31/2021	9.59	0.00	(7)	8.08	8.08	(0.06)		—	(0.06)	17.61	0.99%	0.86%	0.01%	84.32%	1,558	64%
4/1/2019 - 3/31/2020	13.12	0.04		(3.50)	(3.46)	(0.07)		—	(0.07)	9.59	1.01%	0.93%	0.27%	(26.57%)	4,802	36%
4/1/2018 - 3/31/2019	13.29	0.02		0.16	0.18	(0.00	)(7)	(0.35)	(0.35)	13.12	1.08%	1.00%	0.19%	1.52%	6,422	33%
Class I-2
4/1/2022 - 3/31/2023	$16.12	$0.08		($1.92)	($1.84)	$—		($4.82)	($4.82)	$9.46	1.04%	0.96%	0.59%	(11.15%)	$72,294	33%
4/1/2021 - 3/31/2022	17.57	(0.02)		(0.35)	(0.37)	—		(1.08)	(1.08)	16.12	0.98%	0.95%	(0.13%)	(2.52%)	184,718	34%
4/1/2020 - 3/31/2021	9.58	(0.01)		8.05	8.04	(0.05)		—	(0.05)	17.57	1.00%	0.95%	(0.08%)	84.04%	312,981	64%
4/1/2019 - 3/31/2020	13.11	0.03		(3.50)	(3.47)	(0.06)		—	(0.06)	9.58	1.12%	0.98%	0.22%	(26.61%)	214,344	36%
4/1/2018 - 3/31/2019	13.28	0.02		0.16	0.18	(0.00	)(7)	(0.35)	(0.35)	13.11	1.23%	1.05%	0.13%	1.50%	328,171	33%
Pacific Funds Small-Cap (6)

Class A
4/1/2022 - 3/31/2023	$14.81	$0.00	(7)	($1.80)	($1.80)	$—		$—	$—	$13.01	1.88%	1.20%	0.03%	(12.15%)	$1,711	34%
4/1/2021 - 3/31/2022	16.02	(0.05)		(0.43)	(0.48)	—		(0.73)	(0.73)	14.81	1.60%	1.20%	(0.34%)	(3.38%)	1,941	63%
4/1/2020 - 3/31/2021	8.56	(0.05)		7.51	7.46	—		—	—	16.02	1.88%	1.20%	(0.40%)	87.15%	2,659	75%
4/1/2019 - 3/31/2020	12.12	(0.03)		(3.51)	(3.54)	(0.02)		—	(0.02)	8.56	1.73%	1.23%	(0.21%)	(29.27%)	3,343	42%
4/1/2018 - 3/31/2019	12.86	(0.03)		(0.06)	(0.09)	—		(0.65)	(0.65)	12.12	1.72%	1.30%	(0.21%)	(0.53%)	4,986	56%
Class C
4/1/2022 - 3/31/2023	$14.26	($0.09)		($1.74)	($1.83)	$—		$—	$—	$12.43	2.62%	1.95%	(0.72%)	(12.83%)	$556	34%
4/1/2021 - 3/31/2022	15.56	(0.17)		(0.40)	(0.57)	—		(0.73)	(0.73)	14.26	2.35%	1.95%	(1.09%)	(4.07%)	776	63%
4/1/2020 - 3/31/2021	8.38	(0.13)		7.31	7.18	—		—	—	15.56	2.65%	1.95%	(1.15%)	85.68%	789	75%
4/1/2019 - 3/31/2020	11.94	(0.11)		(3.45)	(3.56)	—		—	—	8.38	2.48%	1.98%	(0.96%)	(29.82%)	538	42%
4/1/2018 - 3/31/2019	12.76	(0.12)		(0.05)	(0.17)	—		(0.65)	(0.65)	11.94	2.47%	2.05%	(0.96%)	(1.17%)	902	56%

See Notes to Financial Statements	See explanation of references on C-27

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year ended were as follows:

Fund		Selected Per Share Data								Ratios to Average Net Assets				Supplemental Data
		Investment Operations			Distributions
For the Year Ended (1)	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income		Capital Gains	Total	Net Asset Value, End of Year	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)		Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year (in thousands)	Portfolio Turnover Rates
Pacific Funds Small-Cap (Continued) (6)

Class R6
4/1/2022 - 3/31/2023	$14.52	$0.05	($1.77)	($1.72)	$—		$—	$—	$12.80	1.62%	0.85%		0.38%	(11.85%)	$1,098	34%
4/1/2021 - 3/31/2022	14.98	0.00 (7)	(0.46)	(0.46)	—		—	—	14.52	1.35%	0.85%		0.01%	(3.07%)	1,699	63%
4/1/2020 - 3/31/2021	7.97	(0.01)	7.02	7.01	—		—	—	14.98	1.64%	0.86%		(0.06%)	87.72%	1,752	75%
4/1/2019 - 3/31/2020	11.29	0.01	(3.28)	(3.27)	(0.05)		—	(0.05)	7.97	1.37%	0.93%		0.09%	(29.05%)	731	42%
4/1/2018 - 3/31/2019	12.00	0.01	(0.06)	(0.05)	(0.01)		(0.65)	(0.66)	11.29	1.32%	1.00%		0.09%	(0.18%)	658	56%
Class I-2
4/1/2022 - 3/31/2023	$15.14	$0.04	($1.85)	($1.81)	$—		$—	$—	$13.33	1.59%	0.95%		0.28%	(11.96%)	$7,676	34%
4/1/2021 - 3/31/2022	16.32	(0.01)	(0.44)	(0.45)	—		(0.73)	(0.73)	15.14	1.34%	0.95%		(0.09%)	(3.13%)	17,732	63%
4/1/2020 - 3/31/2021	8.71	(0.02)	7.64	7.62	(0.01)		—	(0.01)	16.32	1.65%	0.95%		(0.15%)	87.51%	11,402	75%
4/1/2019 - 3/31/2020	12.32	0.00 (7)	(3.57)	(3.57)	(0.04)		—	(0.04)	8.71	1.48%	0.98%		0.04%	(29.07%)	7,897	42%
4/1/2018 - 3/31/2019	13.04	0.01	(0.07)	(0.06)	(0.01)		(0.65)	(0.66)	12.32	1.47%	1.05%		0.04%	(0.26%)	13,220	56%
Pacific Funds Small-Cap Value (6)

Class A
4/1/2022 - 3/31/2023	$12.19	$0.06	($1.33)	($1.27)	$—		($0.37)	($0.37)	$10.55	1.70%	1.20%		0.52%	(10.48%)	$2,620	48%
4/1/2021 - 3/31/2022	11.53	0.01	0.82	0.83	—		(0.17)	(0.17)	12.19	1.65%	1.20%		0.05%	7.15%	2,983	40%
4/1/2020 - 3/31/2021	6.15	0.02	5.41	5.43	(0.05)		—	(0.05)	11.53	1.85%	1.20%		0.23%	88.38%	2,206	87%
4/1/2019 - 3/31/2020	9.10	0.04	(2.92)	(2.88)	(0.07)		—	(0.07)	6.15	1.72%	1.22%		0.41%	(31.93%)	1,023	45%
4/1/2018 - 3/31/2019	11.17	0.03	(0.49)	(0.46)	(0.03)		(1.58)	(1.61)	9.10	1.67%	1.30%		0.30%	(3.68%)	1,298	51%
Class C
4/1/2022 - 3/31/2023	$11.86	($0.02)	($1.29)	($1.31)	$—		($0.37)	($0.37)	$10.18	2.45%	1.95%		(0.23%)	(11.11%)	$470	48%
4/1/2021 - 3/31/2022	11.30	(0.08)	0.81	0.73	—		(0.17)	(0.17)	11.86	2.40%	1.95%		(0.70%)	6.41%	760	40%
4/1/2020 - 3/31/2021	6.04	(0.04)	5.30	5.26	—		—	—	11.30	2.62%	1.95%		(0.52%)	87.09%	801	87%
4/1/2019 - 3/31/2020	8.94	(0.03)	(2.87)	(2.90)	—		—	—	6.04	2.47%	1.97%		(0.35%)	(32.44%)	644	45%
4/1/2018 - 3/31/2019	11.06	(0.05)	(0.49)	(0.54)	—		(1.58)	(1.58)	8.94	2.42%	2.05%		(0.45%)	(4.47%)	1,287	51%
Class R6
4/1/2022 - 3/31/2023	$12.39	$0.10	($1.35)	($1.25)	($0.01)		($0.37)	($0.38)	$10.76	1.44%	0.85%		0.87%	(10.18%)	$926	48%
4/1/2021 - 3/31/2022	11.55	0.05	0.81	0.86	(0.02)		—	(0.02)	12.39	1.40%	0.85%		0.40%	7.48%	1,318	40%
4/1/2020 - 3/31/2021	6.17	0.05	5.42	5.47	(0.09)		—	(0.09)	11.55	1.61%	0.86%		0.57%	88.95%	1,160	87%
4/1/2019 - 3/31/2020	9.12	0.07	(2.92)	(2.85)	(0.10)		—	(0.10)	6.17	1.36%	0.92%		0.70%	(31.67%)	2,314	45%
4/1/2018 - 3/31/2019	11.21	0.07	(0.52)	(0.45)	(0.06)		(1.58)	(1.64)	9.12	1.27%	1.00%		0.60%	(3.52%)	3,134	51%
Class I-2
4/1/2022 - 3/31/2023	$12.31	$0.09	($1.34)	($1.25)	($0.00	)(7)	($0.37)	($0.37)	$10.69	1.45%	0.95%		0.77%	(10.18%)	$13,366	48%
4/1/2021 - 3/31/2022	11.63	0.04	0.83	0.87	(0.02)		(0.17)	(0.19)	12.31	1.40%	0.95%		0.30%	7.38%	15,488	40%
4/1/2020 - 3/31/2021	6.19	0.04	5.47	5.51	(0.07)		—	(0.07)	11.63	1.61%	0.95%		0.48%	89.25%	13,750	87%
4/1/2019 - 3/31/2020	9.16	0.06	(2.94)	(2.88)	(0.09)		—	(0.09)	6.19	1.47%	0.97%		0.66%	(31.79%)	10,018	45%
4/1/2018 - 3/31/2019	11.24	0.06	(0.51)	(0.45)	(0.05)		(1.58)	(1.63)	9.16	1.42%	1.05%		0.55%	(3.51%)	11,664	51%
PF Inflation Managed Fund
Class P
4/1/2022 - 3/31/2023	$9.93	$0.51	($1.15)	($0.64)	($0.63)		$—	($0.63)	$8.66	0.79%	0.60	%(8)	5.53%	(6.21%)	$33,450	46%
4/1/2021 - 3/31/2022	9.88	0.63	(0.22)	0.41	(0.36)		—	(0.36)	9.93	0.76%	0.57%		6.11%	3.97%	44,335	50%
4/1/2020 - 3/31/2021	9.12	0.14	0.79	0.93	(0.17)		—	(0.17)	9.88	0.85%	0.61%		1.41%	10.19%	32,982	199%
4/1/2019 - 3/31/2020	8.81	0.25	0.18	0.43	(0.12)		—	(0.12)	9.12	1.25%	1.08%		2.76%	4.94%	20,950	249%
4/1/2018 - 3/31/2019	8.88	0.16	0.05	0.21	(0.28)		—	(0.28)	8.81	1.15%	1.07%		1.86%	2.50%	40,949	126%
PF Managed Bond Fund
Class P
4/1/2022 - 3/31/2023	$10.15	$0.27	($1.04)	($0.77)	($0.35)		$—	($0.35)	$9.03	0.68%	0.55%		2.90%	(7.38%)	$365,243	309%
4/1/2021 - 3/31/2022	10.91	0.18	(0.71)	(0.53)	(0.22)		(0.01)	(0.23)	10.15	0.66%	0.54%		1.67%	(5.01%)	424,105	154%
4/1/2020 - 3/31/2021	11.03	0.20	0.34	0.54	(0.16)		(0.50)	(0.66)	10.91	0.66%	0.55%		1.76%	4.69%	562,319	492%
4/1/2019 - 3/31/2020	10.56	0.32	0.41	0.73	(0.14)		(0.12)	(0.26)	11.03	0.82%	0.73%		2.93%	6.89%	386,833	512%
4/1/2018 - 3/31/2019	10.58	0.31	0.03	0.34	(0.36)		—	(0.36)	10.56	0.72%	0.63%		3.02%	3.43%	497,359	520%

See Notes to Financial Statements	See explanation of references on C-27

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year ended were as follows:

Fund		Selected Per Share Data									Ratios to Average Net Assets			Supplemental Data
		Investment Operations				Distributions
For the Year Ended (1)	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (2)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income		Capital Gains	Total	Net Asset Value, End of Year	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year (in thousands)	Portfolio Turnover Rates
PF Short Duration Bond Fund
Class P
4/1/2022 - 3/31/2023	$9.72	$0.29		($0.36)	($0.07)	($0.16)		$—	($0.16)	$9.49	0.66%	0.55%	3.01%	(0.70%)	$229,097	112%
4/1/2021 - 3/31/2022	10.14	0.12		(0.41)	(0.29)	(0.13)		—	(0.13)	9.72	0.67%	0.55%	1.19%	(2.91%)	72,622	76%
4/1/2020 - 3/31/2021	9.77	0.16		0.47	0.63	(0.26)		—	(0.26)	10.14	0.66%	0.55%	1.61%	6.47%	97,529	98%
4/1/2019 - 3/31/2020	9.93	0.24		(0.14)	0.10	(0.26)		—	(0.26)	9.77	0.65%	0.55%	2.38%	0.97%	122,280	109%
4/1/2018 - 3/31/2019	9.79	0.23		0.07	0.30	(0.16)		—	(0.16)	9.93	0.64%	0.55%	2.34%	3.05%	155,358	164%
PF Emerging Markets Debt Fund
Class P
4/1/2022 - 3/31/2023	$7.76	$0.46		($0.84)	($0.38)	($0.83)		$—	($0.83)	$6.55	1.18%	0.89%	6.56%	(4.40%)	$30,565	110%
4/1/2021 - 3/31/2022	8.25	0.36		(0.43)	(0.07)	(0.42)		—	(0.42)	7.76	1.13%	0.90%	4.29%	(1.11%)	42,938	157%
4/1/2020 - 3/31/2021	7.18	0.34		1.16	1.50	(0.43)		—	(0.43)	8.25	1.18%	0.92%	4.09%	20.47%	61,478	89%
4/1/2019 - 3/31/2020	9.17	0.51		(2.02)	(1.51)	(0.48)		—	(0.48)	7.18	1.14%	0.92%	5.64%	(17.58%)	87,623	73%
4/1/2018 - 3/31/2019	9.37	0.47		(0.54)	(0.07)	(0.13)		—	(0.13)	9.17	1.09%	0.93%	5.37%	(0.61%)	71,599	60%
PF Growth Fund
Class P
4/1/2022 - 3/31/2023	$29.12	$0.01		($4.62)	($4.61)	$—		($12.15)	($12.15)	$12.36	0.86%	0.70%	0.03%	(13.10%)	$146,168	78%
4/1/2021 - 3/31/2022	30.54	(0.10)		3.07	2.97	—		(4.39)	(4.39)	29.12	0.77%	0.70%	(0.30%)	7.84%	158,592	10%
4/1/2020 - 3/31/2021	27.10	(0.08)		13.51	13.43	—		(9.99)	(9.99)	30.54	0.78%	0.70%	(0.24%)	50.42%	179,183	32%
4/1/2019 - 3/31/2020	27.18	(0.02)		0.93	0.91	(0.00	)(7)	(0.99)	(0.99)	27.10	0.77%	0.70%	(0.06%)	3.04%	163,575	20%
4/1/2018 - 3/31/2019	25.38	0.00	(7)	3.62	3.62	(0.01)		(1.81)	(1.82)	27.18	0.77%	0.70%	0.01%	14.99%	186,331	28%
PF Large-Cap Value Fund
Class P
4/1/2022 - 3/31/2023	$12.51	$0.14		($0.73)	($0.59)	($0.13)		($0.79)	($0.92)	$11.00	0.88%	0.80%	1.27%	(4.74%)	$130,069	24%
4/1/2021 - 3/31/2022	12.31	0.11		1.54	1.65	(0.13)		(1.32)	(1.45)	12.51	0.87%	0.80%	0.87%	13.45%	164,182	9%
4/1/2020 - 3/31/2021	9.66	0.14		4.72	4.86	(0.17)		(2.04)	(2.21)	12.31	0.88%	0.80%	1.25%	52.63%	171,537	29%
4/1/2019 - 3/31/2020	11.95	0.20		(1.62)	(1.42)	(0.17)		(0.70)	(0.87)	9.66	0.87%	0.80%	1.59%	(13.51%)	160,365	28%
4/1/2018 - 3/31/2019	17.14	0.24		0.46	0.70	(0.17)		(5.72)	(5.89)	11.95	0.86%	0.80%	1.55%	5.49%	171,046	43%
PF Small-Cap Growth Fund
Class P
4/1/2022 - 3/31/2023	$15.82	($0.00	)(7)	($1.50)	($1.50)	$—		$—	$—	$14.32	0.94%	0.75%	(0.01%)	(9.48%)	$31,952	82%
4/1/2021 - 3/31/2022	21.69	(0.09)		(2.74)	(2.83)	—		(3.04)	(3.04)	15.82	0.87%	0.75%	(0.43%)	(15.66%)	49,964	69%
4/1/2020 - 3/31/2021	14.19	(0.06)		12.31	12.25	(0.01)		(4.74)	(4.75)	21.69	0.91%	0.75%	(0.27%)	89.21%	63,555	139%
4/1/2019 - 3/31/2020	18.43	(0.11)		(2.31)	(2.42)	—		(1.82)	(1.82)	14.19	0.97%	0.75%	(0.60%)	(14.67%)	17,691	126%
4/1/2018 - 3/31/2019	14.84	(0.09)		3.80	3.71	—		(0.12)	(0.12)	18.43	0.87%	0.75%	(0.55%)	25.05%	15,687	127%
PF Small-Cap Value Fund
Class P
4/1/2022 - 3/31/2023	$9.89	$0.06		($1.13)	($1.07)	($0.07)		($2.76)	($2.83)	$5.99	1.03%	0.90%	0.70%	(11.66%)	$41,845	51%
4/1/2021 - 3/31/2022	10.83	0.04		0.27	0.31	(0.04)		(1.21)	(1.25)	9.89	0.98%	0.90%	0.41%	2.25%	97,322	41%
4/1/2020 - 3/31/2021	5.17	0.05		5.64	5.69	(0.03)		—	(0.03)	10.83	1.00%	0.90%	0.60%	110.27%	116,909	99%
4/1/2019 - 3/31/2020	8.21	0.04		(2.39)	(2.35)	(0.05)		(0.64)	(0.69)	5.17	1.00%	0.90%	0.53%	(31.62%)	28,016	36%
4/1/2018 - 3/31/2019	11.22	0.04		(0.56)	(0.52)	(0.03)		(2.46)	(2.49)	8.21	0.97%	0.90%	0.35%	(4.23%)	70,618	56%
PF Emerging Markets Fund
Class P
4/1/2022 - 3/31/2023	$10.04	$0.08		($0.02)	$0.06	($0.46)		($0.48)	($0.94)	$9.16	1.37%	0.95%	0.94%	1.56%	$55,903	57%
4/1/2021 - 3/31/2022	14.88	0.19		(3.42)	(3.23)	(0.14)		(1.47)	(1.61)	10.04	1.17%	0.95%	1.43%	(23.63%)	87,893	42%
4/1/2020 - 3/31/2021	9.80	0.05		5.43	5.48	(0.01)		(0.39)	(0.40)	14.88	1.16%	0.95%	0.37%	56.13%	141,783	40%
4/1/2019 - 3/31/2020	14.71	0.13		(1.50)	(1.37)	(0.19)		(3.35)	(3.54)	9.80	1.29%	0.95%	0.90%	(14.07%)	97,618	65%
4/1/2018 - 3/31/2019	17.30	0.13		(0.95)	(0.82)	(0.09)		(1.68)	(1.77)	14.71	1.16%	0.95%	0.84%	(3.61%)	133,887	46%

See Notes to Financial Statements	See explanation of references on C-27

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year ended were as follows:

Fund		Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year Ended (1)	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income		Capital Gains	Total	Net Asset Value, End of Year	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year (in thousands)	Portfolio Turnover Rates
PF International Growth Fund
Class P
4/1/2022 - 3/31/2023	$6.58	$0.04	($0.04)	$0.00 (7)	($0.12)		$—	($0.12)	$6.46	1.35%	0.97%	0.62%	0.24%	$18,785	32%
4/1/2021 - 3/31/2022	11.53	0.08	0.08	0.16	(0.09)		(5.02)	(5.11)	6.58	1.23%	0.97%	0.74%	(4.56%)	36,162	94%
4/1/2020 - 3/31/2021	9.05	0.12	3.54	3.66	(0.07)		(1.11)	(1.18)	11.53	1.30%	0.99%	1.06%	40.85%	48,891	20%
4/1/2019 - 3/31/2020	11.63	0.17	(0.87)	(0.70)	(0.15)		(1.73)	(1.88)	9.05	1.32%	1.00%	1.46%	(8.84%)	41,818	22%
4/1/2018 - 3/31/2019	20.85	0.41	(1.09)	(0.68)	(0.24)		(8.30)	(8.54)	11.63	1.19%	1.00%	2.32%	0.62%	58,152	41%
PF International Small-Cap Fund
Class P
4/1/2022 - 3/31/2023	$8.18	$0.19	($0.48)	($0.29)	($0.29)		($0.05)	($0.34)	$7.55	1.42%	1.09%	2.54%	(3.27%)	$10,675	11%
4/1/2021 - 3/31/2022	11.64	0.21	(0.11)	0.10	(0.44)		(3.12)	(3.56)	8.18	1.34%	1.09%	1.90%	(1.34%)	58,845	130%
4/1/2020 - 3/31/2021	6.98	0.13	4.74	4.87	(0.21)		—	(0.21)	11.64	1.34%	1.10%	1.32%	69.98%	36,908	39%
4/1/2019 - 3/31/2020	9.59	0.20	(2.23)	(2.03)	(0.58)		—	(0.58)	6.98	1.43%	1.10%	2.16%	(22.94%)	26,982	90%
4/1/2018 - 3/31/2019	11.24	0.17	(1.58)	(1.41)	(0.05)		(0.19)	(0.24)	9.59	1.18%	1.10%	1.61%	(12.54%)	31,934	50%
PF International Value Fund
Class P
4/1/2022 - 3/31/2023	$8.43	$0.24	$0.18	$0.42	($0.31)		$—	($0.31)	$8.54	1.14%	0.80%	2.99%	5.24%	$42,208	34%
4/1/2021 - 3/31/2022	8.05	0.26	0.34	0.60	(0.22)		—	(0.22)	8.43	1.14%	0.80%	3.03%	7.46%	76,725	33%
4/1/2020 - 3/31/2021	5.14	0.11	2.97	3.08	(0.17)		—	(0.17)	8.05	1.21%	0.80%	1.74%	60.38%	34,430	35%
4/1/2019 - 3/31/2020	7.51	0.25	(2.32)	(2.07)	(0.23)		(0.07)	(0.30)	5.14	1.11%	0.80%	3.32%	(28.94%)	34,971	33%
4/1/2018 - 3/31/2019	10.17	0.28	(1.20)	(0.92)	(0.34)		(1.40)	(1.74)	7.51	0.98%	0.80%	2.99%	(8.51%)	64,956	54%
PF Multi-Asset Fund

Class P
4/1/2022 - 3/31/2023	$9.38	$0.14	($1.05)	($0.91)	($0.01)		($0.14)	($0.15)	$8.32	0.56%	0.51%	1.67%	(9.62%)	$772,956	42%
4/1/2021 - 3/31/2022	12.93	0.05	1.14	1.19	(0.04)		(4.70)	(4.74)	9.38	0.56%	0.51%	0.40%	7.01%	1,054,196	50%
4/1/2020 - 3/31/2021	8.23	0.11	5.18	5.29	(0.15)		(0.44)	(0.59)	12.93	0.57%	0.51%	1.02%	64.91%	1,103,610	53%
4/1/2019 - 3/31/2020	9.81	0.22	(1.54)	(1.32)	(0.26)		—	(0.26)	8.23	0.56%	0.51%	2.17%	(14.09%)	884,916	57%
4/1/2018 - 3/31/2019	9.42	0.21	0.31	0.52	(0.13)		—	(0.13)	9.81	0.56%	0.51%	2.21%	5.72%	1,136,414	75%
PF Real Estate Fund
Class P
4/1/2022 - 3/31/2023	$16.71	$0.29	($3.46)	($3.17)	($0.10)		($0.29)	($0.39)	$13.15	1.16%	0.90%	2.03%	(18.94%)	$34,408	35%
4/1/2021 - 3/31/2022	13.60	0.21	3.09	3.30	(0.19)		—	(0.19)	16.71	1.20%	0.90%	1.34%	24.21%	59,387	37%
4/1/2020 - 3/31/2021	10.30	0.17	3.33	3.50	(0.20	)(9)	—	(0.20)	13.60	1.16%	0.90%	1.44%	34.16%	25,731	38%
4/1/2019 - 3/31/2020	12.26	0.19	(1.74)	(1.55)	(0.25)		(0.16)	(0.41)	10.30	1.13%	0.90%	1.46%	(13.44%)	43,532	48%
4/1/2018 - 3/31/2019	11.86	0.28	1.75	2.03	(0.21)		(1.42)	(1.63)	12.26	1.12%	0.98%	2.31%	18.20%	81,713	104%

(1)	For share classes that commenced operations after April 1, 2018, the first date reported represents the commencement date of operations for that share class.
(2)	Net investment income (loss) per share has been calculated using the average shares method.
(3)	The ratios are annualized for periods of less than one full year.
(4)	The ratios of expenses after expense reductions to average net assets are after advisory fee waivers and adviser expense reimbursements, if any. The expense ratios for all the Portfolio Optimization Funds do not include fees and expenses of the Funds in which they invest.
(5)	The total returns include reinvestment of all dividends and capital gain distributions, if any, and do not include deductions of any applicable sales charges. Total returns are not annualized for periods less than one full year.
(6)	Advisor Class shares were renamed to Class I-2 shares on August 1, 2022.
(7)	Reflects an amount rounding to less than $0.01 per share.
(8)	The annualized ratios of expenses, excluding interest expense, after expense reductions to average net assets for the year ended March 31, 2023 are as follows:

Fund	Class A	Class C	Class I	Class P	Class I-2
Pacific Funds Floating Rate Income	0.96%	1.69%	0.66%	0.66%	0.71%
PF Inflation Managed Fund				0.55%

(9)	Includes $0.09 per share return of capital distribution.

See Notes to Financial Statements

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Pacific Funds Series Trust (which may be referred to as “Pacific Funds” or the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified, open-end, investment management company, and is organized as a Delaware statutory trust. Pacific Life Fund Advisors LLC (“PLFA” or the “Investment Adviser”) serves as investment adviser to the Trust. As of March 31, 2023, the Trust was comprised of the following twenty-nine separate funds (each individually a “Fund”, and collectively the “Funds”):

Pacific FundsSM Portfolio Optimization Conservative (1)	Pacific FundsSM Floating Rate Income (2)	PF Large-Cap Value Fund (4)

Pacific FundsSM Portfolio Optimization Moderate-Conservative (1)	Pacific FundsSM High Income (2)	PF Small-Cap Growth Fund (4)

Pacific FundsSM Portfolio Optimization Moderate (1)	Pacific FundsSM Small/Mid-Cap (3)	PF Small-Cap Value Fund (4)

Pacific FundsSM Portfolio Optimization Growth (1)	Pacific FundsSM Small-Cap (3)	PF Emerging Markets Fund (4)

Pacific FundsSM Portfolio Optimization Aggressive-Growth (1)	Pacific FundsSM Small-Cap Value (3)	PF International Growth Fund (4)

Pacific FundsSM Ultra Short Income (2)	PF Inflation Managed Fund (4)	PF International Small-Cap Fund (4)

Pacific FundsSM Short Duration Income (2)	PF Managed Bond Fund (4)	PF International Value Fund (4)

Pacific FundsSM Core Income (2)	PF Short Duration Bond Fund (4)	PF Multi-Asset Fund (4)

Pacific FundsSM ESG Core Bond (2)	PF Emerging Markets Debt Fund (4)	PF Real Estate Fund (4)

Pacific FundsSM Strategic Income (2)	PF Growth Fund (4)

(1)	These Funds are collectively known as the “Portfolio Optimization Funds”
(2)	These Funds are collectively known as the “PF Fixed Income Funds”
(3)	These Funds are collectively known as the “PF U.S. Equity Funds”
(4)	These Funds are collectively known as the “PF Underlying Funds”

The Portfolio Optimization Funds offer Class A, Class C, and Class I-2 (formerly named Advisor Class) shares. Each class is distinguished by its applicable sales charges and level of distribution and/or service fees and in general: (i) Class A shares are subject to a maximum 5.50% front-end sales charge (ii) Class C shares are subject to a maximum 1.00% contingent deferred sales charge (“CDSC”); and (iii) Class I-2 shares are sold at net asset value without a sales charge. The sales charge for Class A shares is reduced for purchases of $50,000 or more and may be waived in certain circumstances. There is no sales charge for Class A shares for purchases of $1 million or more, although there is a CDSC of 1.00% on redemptions of such Class A shares within one year of purchase, which may be waived in certain circumstances. Class C shares automatically convert to Class A shares approximately six years after the original purchase date.

The PF Fixed Income Funds offer Class A, Class C, Class I, and Class I-2 shares, except Pacific Funds Ultra Short Income and Pacific Funds ESG Core Bond which offer Class I and Class I-2 shares only. Additionally, Pacific Funds Core Income, Pacific Funds Floating Rate Income, and Pacific Funds High Income offer Class P shares. Each class is distinguished by its applicable sales charges and level of distribution and/or service fees and in general: (i) Class A shares of Pacific Funds Short Duration Income and Pacific Funds Floating Rate Income are subject to a maximum 3.00% front-end sales charge, and Class A shares of Pacific Funds Core Income, Pacific Funds Strategic Income, and Pacific Funds High Income are subject to a maximum 4.25% front-end sales charge; (ii) Class C shares are subject to a maximum 1.00% CDSC; and (iii) Class I, Class I-2, and Class P shares are sold at net asset value without a sales charge. The sales charge for Class A shares is reduced for purchases of $100,000 or more and may be waived in certain circumstances. There is no sales charge for Class A shares for purchases of $500,000 or more, although there is a CDSC of 1.00% of such Class A shares within one year of purchase, which may be waived in certain circumstances. Class C shares automatically convert to Class A shares approximately six years after the original purchase date.

The PF U.S. Equity Funds offer Class A, Class C, Class I-2, and Class R6 shares. Each class is distinguished by its applicable sales charges and level of distribution and/or service fees and in general: (i) Class A shares are subject to a maximum 4.25% front-end sales charge; (ii) Class C shares are subject to a maximum 1.00% CDSC; and (iii) Class I-2 and Class R6 shares are sold at net asset value without a sales charge. The sales charge for Class A shares is reduced for purchases of $100,000 or more and may be waived in certain circumstances. There is no sales charge for Class A shares for purchases of $500,000 or more, although there is a CDSC of 1.00% of such Class A shares within one year of purchase, which may be waived in certain circumstances. Class C shares automatically convert to Class A shares approximately six years after the original purchase date.

The PF Underlying Funds offer Class P shares only, which are sold at net asset value. Presently, only the Portfolio Optimization Funds, the Investment Adviser, and certain of its affiliates can invest in Class P shares.

The Trust’s distributor receives all net commissions (front-end sales charges and CDSCs) from the sales of all applicable share classes.

The Portfolio Optimization Funds invest their assets in Class P shares of the PF Underlying Funds as well as Class P shares of Pacific Funds Core Income, Pacific Funds Floating Rate Income and Pacific Funds High Income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to the Investment Companies Topic of U.S. GAAP.

A. INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis as well as certain loan transactions and mortgage securities (such as Government National Mortgage Association (“GNMA”) securities) may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities, which are recorded as soon as a Fund is informed of the ex-dividend date or upon receipt of the dividend. A Fund’s estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Interest income, adjusted for amortization of premium and accretion of discount, is recorded daily on an accrual basis. Investment income is recorded net of foreign taxes withheld, if any. A Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. A Fund will accrue such taxes and reclaims as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which that Fund invests. Facility fees and other fees (such as origination fees) received from floating rate senior loan notes purchased by a Fund are amortized over the expected term of each applicable senior loan. Commitment fees received by a Fund relating to unfunded senior loan commitments are amortized to income over the period of the commitment. Consent fees, which are compensation for agreeing to changes in the terms of debt instruments, are recorded as interest income when received. Realized gains and losses from investment transactions are recorded on the basis of identified cost. Gains and losses realized on principal paydowns from mortgage-backed and asset-backed securities are recorded as interest income. Litigation settlements on securities that were previously held are recorded as realized gains on investment securities.

B. DISTRIBUTIONS TO SHAREHOLDERS

All realized capital gains are distributed at least annually for each Fund. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

For the Portfolio Optimization Funds and PF U.S. Equity Funds, dividends on net investment income, if any, are generally declared and paid annually. For the PF Fixed Income Funds (except Pacific Funds Floating Rate Income and Pacific Funds Ultra Short Income), dividends on net investment income, if any, are generally declared and paid monthly. For Pacific Funds Floating Rate Income and Pacific Funds Ultra Short Income, dividends, if any, are generally declared daily and paid monthly. Dividends may be declared more or less frequently if advantageous to the specific Fund and its shareholders.

Each PF Underlying Fund distributes all of its net investment income, if any, to shareholders at least annually, although distributions could occur more often if advantageous to the applicable Fund and its shareholders. Each PF Underlying Fund may utilize the consent dividend provision of Section 565 of the Internal Revenue Code to effectively distribute income and capital gains for tax purposes even though they are not actually paid by the Fund.

C. FOREIGN CURRENCY TRANSLATION

The Trust’s accounting records are maintained in U.S. dollars. The market value of investments and other assets and liabilities, which are denominated in non-U.S. currencies, are translated into U.S. dollars based on the applicable exchange rates at the end of each business day. Purchases and sales of investments and income and expenses, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates in effect on the transaction date.

None of the Funds separately report the effect of changes in foreign exchange rates from changes in market prices of investments held. Such changes are included with the net realized gain or loss and change in net unrealized appreciation or depreciation on investments. Other foreign currency transactions resulting in realized and unrealized gain or loss, if any, are reported separately as net realized gain or loss on foreign currency transactions and change in net unrealized appreciation or depreciation on foreign currencies.

D. ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated on a daily basis to each class of shares based upon the relative portion of net assets of each class. Certain Trust expenses directly attributable to a particular Fund are charged to that Fund (such as fund-specific transactional fees, proxies, liquidations, litigation, and organizational/start-up costs) and class-specific fees and expenses are charged directly to the respective share class within each Fund. Generally, other Trust expenses are allocated proportionately among all the Funds in relation to the net assets of each Fund.

E. OFFERING COSTS

A new Fund bears all costs (or the applicable pro-rata share if there is more than one new Fund) associated with the offering expenses of the Fund including legal and printing. All such costs are amortized as an expense of the new Fund on a straight-line basis over twelve months from commencement of operations.

F. NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the discontinuation of the London Interbank Offered Rate (“LIBOR”) for the one week and two month U.S. dollar (“USD”) tenors as well as certain non-USD LIBOR tenors after December 31, 2021, and the discontinuation of certain non-USD LIBOR tenors after December 31, 2022 as well as the overnight and one,

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three, six and twelve month USD LIBOR tenors after June 30, 2023. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. ASU 2020-04 did not have a material impact on these financial statements.

In January 2021, the FASB issued ASU 2021-01. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR. Regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2021- 01 clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately on an elective basis. The amendments in this update do not apply to contract modifications made after December 31, 2022. ASU 2021-01 did not have a material impact on these financial statements.

In June 2022, the FASB issued ASU No. 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. ASU 2022-03 is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. Management is currently evaluating the impact, if any, of applying this ASU.

Since August 19, 2022, the Funds have been required to comply with new regulations adopted by the SEC governing the use of derivatives by registered investment companies, namely Rule 18f-4 under the 1940 Act. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by a fund to comply with Section 18 of the 1940 Act, and requires funds, whose use of derivatives is greater than a limited specified amount, to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The implementation of Rule 18f-4 did not have a material impact on the Funds or these financial statements.

In December 2022, the FASB issued ASU 2022-06, “Deferral of the Sunset Date of Topic 848.” ASU 2022-06 is an update of ASU 2020-04, providing additional financial reporting relief. ASU 2022-06 is effective for certain reference rate-related contract modifications that occur during the extended period of March 12, 2020 through December 31, 2024. Like ASU 2020-04, management does not expect ASU 2022-06 to have a material impact on these financial statements.

3. VALUATION AND FAIR VALUE MEASUREMENTS

A. VALUATION POLICY

The Trust’s Board of Trustees (the “Board”) has adopted a policy (“Valuation Policy”) for determining the value of the Trust’s investments each business day. Under the Valuation Policy, and pursuant to regulatory authority, the Board has designated PLFA as its “valuation designee” for fair valuation determinations. PLFA’s Valuation Oversight Committee (“VOC”) values the Funds’ investments in accordance with the Valuation Policy. The methodologies used to value the Funds’ investments are described in greater detail in the Investment Valuation subsection below.

B. DETERMINATION OF NET ASSET VALUE (“NAV”)

Each Fund of the Trust is divided into shares and one or more share classes. The price per share of each class of a Fund’s shares is called its NAV, which is determined by taking the total value of its investments and other assets, subtracting any liabilities, and dividing by the total number of shares outstanding.

The NAVs are calculated once per day on each day that the New York Stock Exchange (“NYSE”) is open, including days when foreign markets and/or bond markets are closed. Each NAV is generally determined as of 4:00 p.m. Eastern Time on days that the NYSE is open. Information that becomes known to the Trust or its agents after the determination of an NAV on a particular day will not normally be used to retroactively adjust the price of a Fund’s investment or the NAV determined earlier that day. Such information may include late dividend notifications, legal or regulatory matters, corporate actions, and corrected/adjusted last sales prices or official closing prices from an exchange. The NAVs will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a NYSE scheduled holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the U.S. Securities and Exchange Commission “SEC”), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders. Based on information obtained from the NYSE, it is anticipated that the NYSE will be closed when the following annual holidays are observed: New Year’s Day; Martin Luther King, Jr. Day; Washington’s Birthday; Good Friday; Memorial Day; Juneteenth; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. The NYSE is normally closed on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. In addition, the NYSE typically closes early (usually 1:00 p.m. Eastern Time) on the day after Thanksgiving and the day before Christmas Day. Although the Trust expects the same holidays to be observed in the future, the NYSE may modify its holiday schedule or hours of operation at any time.

Certain Funds may hold investments that are primarily listed on foreign exchanges. Because those investments trade on weekends and other days when the Funds do not calculate their NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem shares of those Funds.

In the event the NYSE closes prior to 4:00 p.m. Eastern Time, whether due to a scheduled or unscheduled early close, certain other markets or exchanges may remain open. Generally, the valuation of the securities in those markets or exchanges will follow the valuation procedures described below, which may be after the official closing time of the NYSE.

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C. INVESTMENT VALUATION

The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data obtained from various sources approved by the VOC.

Domestic Equity Investments

For domestic equity investments (including exchange-traded funds), the Trust generally uses the official closing price or last reported sale price from an exchange and does not normally take into account trading, clearances or settlements that take place after the close of the NYSE. Investments for which no official closing price or last reported sales price are reported are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Foreign Equity Investments

For foreign equity investments, the Trust generally uses the official closing price or the last reported sale price from the principal foreign exchanges. The Trust may adjust for market events occurring between the close of certain foreign exchanges and the close of the NYSE. The Trust has retained an independent statistical analysis service approved by the VOC to assist in determining the value of certain foreign equity investments. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine adjustments for market events. Quotations of foreign investments in foreign currencies and those valued using forward currency rates are converted into U.S. dollar equivalents using a foreign exchange quotation from an approved source.

Exchange Traded Futures Contracts, Option Contracts, and Swap Agreements

Exchange traded futures contracts, options and swap agreements are generally valued using the settlement price determined by the relevant exchange. Exchange traded futures contracts, options and swap agreements for which no settlement price is reported are valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Over-the-Counter (“OTC”) Investments

OTC investments (including forward commitments, swap agreements and option contracts) are generally valued by approved pricing services that use evaluated prices from various observable market and other factors. Certain OTC swap agreements are valued using industry pricing models, broker quotes or other methodologies pursuant to the Valuation Policy. Forward foreign currency contracts are generally valued using the mean between broker-dealer bid and ask quotations, and foreign currency exchange rates are gathered from approved pricing services.

Domestic and Foreign Debt Investments

Debt investments are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services, which are based upon evaluated prices determined from various observable market and other factors. Certain debt investments are valued by using a benchmark, matrix, or other pricing methodology approved pursuant to the Valuation Policy. Generally, the prices are obtained from approved pricing sources or services as of 4:00 p.m. Eastern Time.

Investments in Mutual Funds

Fund investments in affiliated or unaffiliated mutual funds are valued at their respective published NAVs.

Investment Values Determined by the Valuation Oversight Committee

The Trust’s Valuation Policy also includes methodologies approved for valuing investments in circumstances where pricing data from approved sources is not readily available or deemed to be unreliable. In such circumstances, the Valuation Policy provides that the value of such investments may be determined in accordance with VOC approved formulas and methodologies (“PLFA Pre-Approved Fair Valuation Methodologies”). Under the Valuation Policy these PLFA Pre-Approved Fair Valuation Methodologies may include, among others, amortized cost, the use of broker quotes, the use of purchase prices, last reported sale/trade prices, and benchmark, proxy, and matrix pricing. In the event pricing data from approved sources or PLFA Pre-Approved Fair Valuation Methodologies are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the VOC or its delegate pursuant to the Valuation Policy. Valuations determined by the VOC or its delegate may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a Fund might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a Fund would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

D. FAIR VALUE MEASUREMENTS AND DISCLOSURES

The Trust characterizes its investments as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the investments. Under the Valuation Policy, the VOC determines the level in which each investment is characterized. The VOC includes investment, legal, and compliance members of the Trust’s Investment Adviser, accounting members of the Trust’s Administrator, and the Trust’s Chief Compliance Officer (“CCO”). The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

• Level 1 - Quoted	prices (unadjusted) in active markets for identical investments

• Level 2 - Significant	observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

• Level 3 - Significant	unobservable inputs that are not corroborated by observable market data

The VOC reviews the Valuation Policy periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value each Fund’s investments. The VOC also periodically evaluates how the Trust’s investments are characterized within the three-tier hierarchy and the appropriateness of third party pricing sources. The VOC also periodically (at least annually) conducts back-testing of the value

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NOTES TO FINANCIAL STATEMENTS (Continued)

of various Level 2 and Level 3 investments to evaluate the effectiveness of the pricing methodologies including the unobservable inputs used to value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange- traded prices, transaction prices, and/or observable vendor prices. All changes to the Valuation Policy are reported to the Board on a quarterly basis with material policy changes, as determined by the Trust’s CCO, requiring approval by the Board.

The inputs or methodologies used for characterizing each Fund’s investments within the three-tier hierarchy are not necessarily an indication of the relative risks associated with investing in those investments. Foreign equity investments that are valued with the assistance of a statistical research service determined by the VOC or its delegate and based on significant observable inputs are reflected as Level 2. Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. A summary of each Fund’s investments as of March 31, 2023, as categorized under the three-tier hierarchy of inputs, can be found in each Fund’s Schedule of Investments.

The following is a description of valuation inputs and techniques that the Trust currently utilizes to fair value each major category of assets and liabilities:

Equity Securities (Common and Preferred Stock) and Mutual Funds

Equity securities (foreign or domestic) that are actively traded on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Equity securities traded on inactive markets and certain foreign equity securities are fair valued using significant other observable inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from pricing vendors that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable and timely, the fair values of these securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Investments in registered mutual funds, including affiliated registered mutual funds, are valued at their respective published NAV and are categorized as Level 1.

U.S. Treasury Obligations

U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price from market data sources. The models also take into consideration yield curves and data received from active market makers and inter-dealer brokers. Yield curves change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Mortgage-Backed and Asset-Backed Securities

Mortgage-backed securities, including government sponsored enterprises, are fair valued using pricing models based on inputs that include issuer type, coupon, and cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable and timely, the fair values of mortgage-backed securities would be categorized as Level 2; otherwise the fair value would be categorized as Level 3.

Asset-backed securities and collateralized mortgage obligations are fair valued using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable and timely, the fair values of asset-backed securities and collateralized mortgage obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Municipal Bonds

Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Foreign Government Bonds and Notes

Foreign government bonds and notes are fair valued based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored daily for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable and timely, the fair values of foreign government bonds and notes would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Corporate Bonds and Notes and U.S. Government Agency Issues

Corporate bonds held by a Fund are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, issuer credit information, and option-adjusted spread models where applicable. Fair values for high yield bonds are based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds, and sector-specific trends. To the extent that these inputs are observable and timely, the fair values of corporate bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

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NOTES TO FINANCIAL STATEMENTS (Continued)

U.S. Government Agency Issues are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer, issuer credit information, and option-adjusted spread models where applicable. To the extent that these inputs are observable and timely, the fair values of U.S. Government Agency Issues would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Futures Contracts

Futures contracts and options on futures contracts that are actively traded on commodity exchanges are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Option Contracts

Exchange listed option contracts that are traded on securities exchanges are categorized as Level 2 if they are fair valued based on quoted prices from the applicable exchange, or when valuation adjustments are applied to option contracts, or such valuation adjustments are observable and timely, otherwise the fair values would be categorized as Level 3. OTC option contracts are fair valued based on either broker- dealer quotations or pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC option contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Forward Foreign Currency Contracts

Forward foreign currency contracts are fair valued using the mean between broker-dealer bid and ask quotations, and forward foreign currency exchange rates gathered from leading market makers. To the extent that these inputs are observable and timely, the fair values of forward foreign currency contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Swap Agreements

Interest Rate Swaps – Interest rate swaps are fair valued using pricing models that are based on real-time snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit Default Swaps – Credit default swaps are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Total Return Swaps – Total return swaps are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Senior Loan Notes

Floating rate senior loan notes (“Senior Loans”) are fair valued based on a quoted price received from a single broker-dealer or an average of quoted prices received from multiple broker-dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the fair values of Senior Loans would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Unfunded loan commitments on senior loan participations and assignments, if any, are marked to market daily and valued according to the Trust’s valuation policies and procedures. Any applicable net unrealized appreciation or depreciation at the end of the reporting period is recorded as an asset under investments at value, and any change in net unrealized appreciation or depreciation for the reporting period is recorded within the change in net unrealized appreciation or depreciation on investment securities. Unfunded loan commitments are included in the Schedules of Investments.

The total unfunded loan commitments that could be extended at the option of the borrowers for the fiscal year ended March 31, 2023, are summarized in the following table:

Fund	Unfunded Loan Commitments	Value	Net Unrealized Appreciation (Depreciation)
Pacific Funds Floating Rate Income	$6,124,628	$6,006,210	($118,418)

4. INVESTMENTS AND RISKS

General Investment Risks

An investment in each Fund represents an indirect investment in the assets owned by that Fund. As with any mutual fund, the value of the assets owned by each Fund may move up or down, and as a result, an investment in a Fund at any point in time may be worth more or less than the original amount invested.

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NOTES TO FINANCIAL STATEMENTS (Continued)

A Fund’s transactions in listed securities are settled/paid for upon delivery to or from their counterparties; therefore, the risk of counterparty default for listed securities is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligations.

Market and Regulatory Risks

Events in the financial markets and economy may cause volatility and uncertainty and adversely affect Fund performance. Such adverse effects on performance could include a decline in the value and liquidity of securities held by a Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. It may also be unusually difficult to identify investment risks and opportunities, in which case investment goals may not be met. Market events may affect a single issuer, industry, sector, or the market as a whole. In addition, because of interdependencies between markets, events in one market may adversely impact other markets or issuers in which a Fund invests in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money. Governmental and regulatory actions, including tax law changes, may also impair Fund management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact a Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures in the first quarter of 2023 of certain U.S. and non-U.S. banks, which could be harmful to the Funds and issuers in which they invest. For example, if a bank in which a Fund or issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer fails, the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by issuers in which the Funds invest remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

Natural Disasters Risk

Natural disasters occur throughout the world and include events such as blizzards and ice storms, earthquakes, floods, hurricanes, pandemics, tidal waves, tornadoes, tsunamis, typhoons, volcanic eruptions, and wildfires. Although specific types of natural disasters may occur more frequently in certain geographic locations, such events are by their nature unpredictable and may cause sudden, severe and widespread damage that negatively impacts issuers, regions and economies in which a Fund invests. Should a Fund hold significant investments in, or have significant exposure to, an issuer, region or economy affected by a natural disaster, the Fund may lose money. Due to the interconnectedness of the global economy, natural disasters in one location may negatively impact issuers in other locations.

An outbreak of infectious respiratory illness caused by the novel coronavirus known as COVID-19 was first detected in China in 2019 before spreading worldwide and being declared a global pandemic by the World Health Organization in March 2020. COVID-19 resulted in travel restrictions, closed international borders, enhanced health screenings, disruption and delays in healthcare services, prolonged quarantines, cancellations, temporary store closures, social distancing, government ordered curfews and business closures, disruptions to supply chains and consumer activity, shortages, highly volatile financial markets, and general concern and uncertainty. The impact of other infectious illness outbreaks that may arise in the future could adversely affect the economies and capital markets of many nations or the entire global economy, as well as individual companies, entire sectors, and securities and commodities markets (including liquidity), in ways that may not necessarily be foreseen at the present time, which could result in losses to a Fund. Health crises in the future may exacerbate other pre-existing political, social and economic risks, and its impact in developing or emerging market countries may be greater due to less established health care systems. The duration and ultimate impact of any future outbreak may be short term or may last for an extended period of time.

LIBOR Transition Risk

Certain investments may rely on, and are therefore subject to risks related to the expected discontinuation of, LIBOR. LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by ICE Benchmark Administration (“IBA”), the administrator of LIBOR. Previously, the Financial Conduct Authority (“FCA”), which regulates financial markets and financial services firms in the United Kingdom, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. More recently, the FCA announced that USD LIBOR will cease to be published by the IBA or any other administrator, or will no longer be representative after June 30, 2023 for the most common tenors (overnight and one, three, six and twelve month), and ceased publishing for the less common tenors of USD LIBOR (one week and two month) and most tenors of non-USD LIBOR after December 31, 2021. Certain sterling (three month) and yen (one, three and six month) LIBOR settings were published on a “synthetic” basis through the end of 2022. The one and six month sterling LIBOR settings were published on a “synthetic” basis through March 31, 2023.

Although the transition process away from LIBOR has become increasingly well-defined in advance of the discontinuation dates, there remains uncertainty regarding the transition to, and nature of, any selected replacement rates, as well as the impact on investments that

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currently utilize LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions that reference LIBOR and entering into new trades referencing alternative rates. The transition process away from LIBOR may result in increased volatility or illiquidity in markets for the Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR.

For investments that do not have adequate fallback provisions to address the cessation of LIBOR, the Adjustable Interest Rate (LIBOR) Act was signed into law on March 15, 2022. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on the Secured Overnight Financing Rate (“SOFR”) (which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) for certain investments that reference LIBOR and contain no, or insufficient, fallback provisions. It is uncertain what impact such legislation may have.

Alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace LIBOR or another interbank offered rate (“IBOR”) with a new reference rate could result in a taxable exchange and the realization of income and gain/loss for U.S. federal income tax purposes. The IRS has issued final regulations regarding the tax consequences of the transition from IBOR to a new reference rate in debt instruments and non-debt contracts. Under the final regulations, alteration or modification of the terms of a debt instrument to replace an operative rate that uses a discontinued IBOR with a qualified rate (as defined in the final regulations) including true up payments equalizing the fair market value of contracts before and after such IBOR transition, to add a qualified rate as a fallback rate to a contract whose operative rate uses a discontinued IBOR or to replace a fallback rate that uses a discontinued IBOR with a qualified rate would not be taxable. These federal income tax consequences would apply only to the shareholders of the Funds (the insurance companies offering the variable products and as applicable certain funds of funds of the Trust), but there would not be federal income tax consequences to the contract holders of the variable products. The IRS may provide additional guidance, with potential retroactive effect.

Fund of Funds Investments

The Portfolio Optimization Funds are exposed to the same risks as the applicable Funds in which a Portfolio Optimization Funds invests (PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income, and Pacific Funds High Income), in direct proportion to the allocation of assets among those Funds.

Allocations by the Portfolio Optimization Funds among the PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income, and Pacific Funds High Income are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes given various levels of risk tolerance. The allocations of the Portfolio Optimization Funds may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/or PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income, and Pacific Funds High Income may cause them to underperform other mutual funds with a similar investment objective. Although the Portfolio Optimization Funds seek to provide diversification across major asset classes, they may invest a significant portion of their assets in any one or several PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income, and Pacific Funds High Income.

The Portfolio Optimization Funds shareholders also bear indirectly their proportionate share of the expenses of the underlying funds in which the Portfolio Optimization Funds invest.

Equity Investments

Stock markets are volatile. Equity investments tend to go up and down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

Debt Investments

Debt investments are subject to many risks, including, but not limited to, interest rate risk, credit risk, market and regulatory risk, price volatility, and liquidity risk, which may affect their value. Many debt securities give the issuer the right to redeem (“call”) the security prior to maturity. If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment in the security and may be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the called security. There is a risk that an issuer or guarantor of a debt investment might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce a Fund’s income or ability to recover amounts due and may reduce the value of the debt investment, sometimes dramatically. High yield/high risk or “junk” securities may be more volatile than higher rated securities. High yield/high risk securities (including loans) are typically issued by companies that are highly leveraged, less creditworthy, or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities, especially during periods of economic uncertainty or during economic downturns. Debt investments, including bonds, fixed rate loans, and short-term instruments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise. Certain debt investments may be difficult to value, purchase, and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale.

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The Funds may be subject to heightened levels of interest rate risk because the Federal Reserve has raised, and may continue to raise, interest rates. As interest rates rise, the value of fixed income investments will generally decrease. The negative impact on debt investments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt investments may result in those broker-dealers restricting their market making activities for certain debt investments, which may reduce the liquidity and increase the volatility of such debt investments.

Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations, and other mortgage-related securities, structured investment vehicles, and other debt investments may have exposure to subprime loans or subprime mortgages, which are loans to persons with lower credit ratings. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in the credit markets or the real estate market than certain other investments, and it may be difficult to value these instruments because of a thin secondary market.

Foreign and Emerging Markets Investments

Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions.

These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in, or foreign exchange rates with, another market, country or region. Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and certain developed markets. Risk may be more enhanced for investments in or exposure to investments in frontier market countries.

The governments of emerging market countries, some with histories of instability and upheaval, may act in an adverse or hostile manner toward private enterprise or foreign investment. Specific actions and effects have included limiting the ability to conduct due diligence on issuers located in emerging market countries; a lack of access by the Public Company Accounting Oversight Board (“PCAOB”) to inspect audit work papers for PCAOB-registered accounting firms located in certain emerging market countries; restricting the ability of U.S. authorities (such as the SEC) to bring and enforce actions against companies and persons located in emerging market countries; and the difficulty or inability of shareholders to seek legal remedies (such as class action lawsuits) against issuers in emerging market countries.

Among the foreign markets in which a Fund may invest are those countries that are members of the European Union (“EU”). Some of the countries of the EU are currently experiencing financial difficulties and have depended on, and may continue to be dependent on, the assistance from others such as the European Central Bank or other governments or institutions. The failure of such countries to implement reforms as a condition of assistance could have a significant adverse effect on the value of investments in those countries and other countries within this “Eurozone.” In addition, certain EU countries that have adopted the euro are subject to fiscal and monetary controls that could limit the ability to implement their own economic policies, to the point where such countries could voluntarily abandon, or be forced out of, the euro. These events could globally impact the market values of securities and currencies, cause redenomination into less valuable local currencies and create more volatile and illiquid markets. The United Kingdom’s departure from the EU, commonly known as “Brexit,” may have significant political and financial consequences for EU markets. There are considerable uncertainties about the repercussions resulting from Brexit, including the impact on trade agreements, regulations, and treaties. Brexit may also increase the likelihood that other EU members may decide to leave or be expelled from the EU. These potential consequences may result in increased market volatility and illiquidity in the United Kingdom, the EU, and other financial markets, as well as slower economic growth and fluctuations in exchange rates. Any of these events and other socio-political or geo-political issues that are not currently known could have a significant adverse effect on global markets and economies, which in turn could negatively impact the value of a Fund’s investments.

On February 24, 2022, the Russian Federation commenced a military attack on the country of Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and global financial markets. In addition, the United States and other countries have imposed, and may impose additional, economic sanctions against certain countries, entities and/or individuals. Economic sanctions and other similar actions could, among other things, prohibit or otherwise limit a Fund’s ability to purchase or sell certain foreign securities and significantly delay or prevent the settlement of securities transactions, and there could be significant risks and uncertainties related to investment in Eastern Europe and Russia. Such actions could decrease the value and liquidity of securities held by a Fund and may require a Fund to sell or otherwise dispose of all or a portion of the impacted securities at inopportune times or prices. Sanctions could also result in retaliations or countermeasures, which may adversely impact a Fund’s investments or operations. Although it is not possible to predict the extent and duration of this military action, and the impact that any sanctions or retaliatory actions may have on a Fund, such events could significantly harm a Fund’s performance.

The countries listed in the Schedules of Investments for individual investment holdings (each a “Holding”) are each considered the country of risk to which a Holding, and therefore the Fund, is exposed. Each Holding’s country of risk is obtained from a third-party source that uses factors such as reporting currency, sales/revenue and location of management of the Holding’s issuer to determine country of risk. The country of risk may not be exclusive, however, as there may be other countries of risk to which a Holding is exposed that are not disclosed, although the country identified is expected to be the primary country of risk for that Holding. A Holding is generally subject to greater country risk based on where it conducts business or is economically tied to rather than where it is formed or incorporated. Foreign markets risks may include currency risk, market and regulatory risk, liquidity risk, emerging markets risk, frontier markets risk, and geographic focus risk, among other risks.

Senior Loan Participations and Assignments

Certain Funds may invest in Senior Loans of domestic or foreign corporations, partnerships, and other entities (“Borrowers”), the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates. Senior Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base

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lending rates generally include prime rates of one or more major U.S. banks, LIBOR, SOFR, or certificates of deposit rates. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Senior Loans are exempt from registration under the Securities Act of 1933, may contain certain restrictions on resale, and cannot be sold publicly. A Fund’s investments in Senior Loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

A significant portion of the floating rate loans held by a Fund may be “covenant lite” loans that contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics and offer less protections for investors than covenant loans. As compared to a loan instrument that contains numerous covenants that allow lenders the option to force the borrowers to negotiate terms if risks became elevated, the majority of new floating rate loans that are issued are “covenant lite” loans which tend to have fewer or no financial maintenance covenants and restrictions. A covenant lite loan typically contains fewer clauses which allow an investor to proactively enforce financial covenants or prevent undesired actions by the borrower/issuer, including the ability to make an acquisition, pay dividends or issue additional debt if they have met certain loan terms. Covenant lite loans also generally provide fewer investor protections if certain criteria are breached, such as permitting an investor to declare a default (and therefore receive collateral), or to force restructurings and other capital changes on struggling borrowers/ issuers. A Fund may experience losses or delays in enforcing its rights on its holdings of covenant lite loans.

When a Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender.

Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender.

When a Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in Senior Loans includes the right to receive payments of principal, interest, and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Fund generally has no right to enforce compliance with the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. As of March 31, 2023, no participation interest in Senior Loans was held by any of the Funds.

Inflation-Indexed Bonds

Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are debt securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will result in an adjustment to interest income.

Mortgage-Related and Other Asset-Backed Securities

Certain Funds may invest in mortgage-related and other asset-backed securities. These securities could include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), collateralized loan obligations (“CLOs”), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-related and other asset-backed securities are debt securities issued by a corporation, trust, or custodian, or by a U.S. Government agency or instrumentality, that are collateralized by a pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgage and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or issuers will meet their obligations.

SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (“IOs”), which receive all of the interest, and principal-only securities (“POs”), which receive the entire principal. The cash flows and yields on IOs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in IOs of SMBS may fail to recoup fully its initial investment, even if the IOs are highly rated or are derived from securities guaranteed by the U.S. Government. Unlike other debt and other mortgage-backed securities, the market value of IOs tends to move in the same direction as interest rates. As prepayments on the underlying mortgages of POs increase, the yields on POs increase. Payments received from IOs are recorded as interest income. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on the coupon date until maturity. These adjustments are included in interest income. Payments received from POs are treated as reductions to the cost and par value of the securities. Any excess principal paydown gains or losses associated with the payments received are recorded as interest income.

U.S. Government Securities

Certain Funds may invest in securities issued by U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by the U.S. Government, its agencies, or instrumentalities. Some U.S. Government securities, such as Treasury Bills, Treasury Notes, Treasury Bonds, and securities guaranteed by GNMA (or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage

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Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Securities not backed by the full faith and credit of the U.S. Government may be subject to a greater risk of default. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA and FHLMC are government-sponsored corporations, the common stocks of which are owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Securities

Certain Funds may purchase and sell securities on a when-issued basis, including To Be Announced (“TBA”) securities. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss. Risk may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.

Delayed-Delivery Transactions Risk

Certain Funds may purchase or sell securities on a delayed-delivery basis, including TBA securities. Payment and delivery may take place after the customary settlement period for that security. The price or yield of the underlying securities is fixed at the time the transaction is negotiated. When delayed-delivery purchases are outstanding, a Fund will set aside, and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed- delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Repurchase Agreements

Certain Funds may enter into repurchase agreements with institutions that the Investment Adviser or sub-adviser has determined are creditworthy. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying security (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell the security at an agreed upon price and time. Repurchase agreements permit a Fund to maintain liquidity and potentially earn income over periods of time that may be as short as overnight. The collateral for all repurchase agreements are held in safekeeping for the benefit of the Funds at the Trust’s custodian, or broker-dealer, or a designated sub-custodian under a tri-party repurchase agreement. All repurchase agreements entered into by a Fund are collateralized with cash or securities of a type that the Fund is permitted to hold. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest, except in the case of a repurchase agreement entered into for the purposes of selling a security short, where the value of the collateral delivered to a Fund must equal or exceed 95% of the value of the repurchase price during the term of the repurchase agreement.

In the event of default on the obligation to repurchase a security held by a Fund as collateral, the Fund has the right to liquidate the security and apply the proceeds to the counterparty’s obligations to the Fund under the repurchase agreement. Upon an event of default under the repurchase agreement, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed, limited, or wholly denied.

Borrowings and Other Financing Transactions

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the 1940 Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, see Note 5.

Reverse Repurchase Agreements – Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security that it holds to a financial institution with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are recorded as a liability. Interest payments made are recorded as a component of interest expense. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security.

Sale-Buyback Financing Transactions – Certain Funds may enter into transactions referred to as sale-buybacks. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. Such transactions are recorded as secured borrowings. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed- upon proceeds for securities to be repurchased by a Fund are recorded as a liability. A Fund will recognize net income represented by the price

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differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the price drop. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund. A Fund will segregate assets determined to be liquid or otherwise cover its obligations under sale-buyback transactions.

Short Sales – Certain Funds may enter into short sales. A short sale is a transaction in which a Fund sells securities it does not own. A Fund’s use of short sales involves the risk that the price of the security in the open market may be higher when purchased to close out the Fund’s short position, resulting in a loss to the Fund. Such a loss is theoretically unlimited because there is no limit on the potential increase in the price of a security or guarantee as to the price at which the manager would be able to purchase the security in the open market.

When a Fund sells securities short, it must borrow those securities to make delivery to the buyer. The Fund incurs an expense for such borrowing. The Fund may be required to pledge a portion of its assets to the broker as collateral for the borrowed securities. The Fund may not be able to purchase a security that it needs to deliver to close out a short position at an acceptable price. This may result in losses and/or require the Fund to sell long positions before the manager had intended. A Fund may not be able to successfully implement its short sale strategy, which may limit its ability to achieve its investment goal, due to limited availability of desired or eligible securities, the cost of borrowing securities, regulatory changes limiting or barring short sales, or for other reasons. Securities sold in short sale transactions and the interest and dividends payable on such securities, if any, are recorded as a liability.

The use of proceeds received from selling short to purchase additional securities (long positions) results in leverage, which may increase a Fund’s exposure to long positions. Leverage could magnify gains and losses and, therefore, increase a Fund’s volatility.

Collateral Risk

If a Fund engages in certain transactions, such as derivative investments, it may require collateral in the form of cash or investments to be held in collateral accounts at the Trust’s custodian, with an exchange or clearing member firm. In each instance that collateral is required, it is done so in accordance terms of each respective collateral agreement. In the event of the counterparty default on a transaction, a Fund has the right to liquidate the collateral and apply the proceeds to the counterparty’s obligations to that Fund. Upon an event of default, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed, limited or wholly denied. There is also a possibility that a Fund could experience a delay in selling investments that are held as collateral or that the value of the collateral declines.

5. DERIVATIVE INVESTMENTS AND RISKS, AND ENFORCEABLE MASTER NETTING ARRANGEMENTS

A. PRINCIPAL MARKET RISKS MANAGED BY INVESTING IN DERIVATIVES

Derivative instruments are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Certain Funds are permitted to invest in derivative instruments, including, but not limited to, futures contracts, option contracts, forward foreign currency contracts, and swap agreements. Derivatives may have little or no initial cash investment value relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This is sometimes referred to as leverage. Leverage can magnify a Fund’s gains and losses and therefore increase its volatility. A Fund’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks a Fund may attempt to manage through investing in derivative instruments include, but are not limited to, interest rate, foreign investments and currency, price volatility, and credit (including counterparty) risks.
Interest Rate Risk – A Fund may be exposed to interest rate risk through investments in debt securities. Interest rate risk is the risk that debt securities will decline in value as a result of changes in interest rates. For example, the value of bonds, fixed rate loans and short-term money market instruments may decline in value when interest rates rise. In a low interest rate environment, the risks associated with rising interest rates are heightened. Debt securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or money market instruments. Therefore, duration is a potentially useful tool to measure the sensitivity of a debt security’s yield (market price to interest rate movement). To manage these risks, certain Funds may invest in derivative instruments tied to interest rates.

Foreign Investments and Currency Risk – A Fund may be exposed to foreign investments and/or currency risk through direct investment in securities or through options, futures or currency transactions. The prices of foreign securities that are denominated in foreign currencies are affected by the value of the U.S. dollar. With respect to securities denominated in foreign currencies, in general, as the value of the U.S. dollar rises, the U.S. dollar price of a foreign security will fall. As the value of the U.S. dollar falls, the U.S. dollar value of the foreign security will rise. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting guidance and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues, and foreign controls on investments. As a result, a Fund’s investments in foreign currency-denominated securities and other foreign investments may reduce the returns of the Fund. To manage these risks, certain Funds may invest in derivative instruments tied to foreign investments and/or currencies.

Price Volatility Risk – Derivatives tied to equity and debt securities are exposed to potential price volatility. Debt securities are affected by many factors, including prevailing interest rates, market conditions, and market liquidity. Volatility of below investment grade debt securities

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(including loans) may be relatively greater than for investment grade debt securities. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors. To manage these risks, certain Funds may invest in various derivative instruments. Derivative instruments may be used to manage a Fund’s exposure to price volatility risk but may also be subject to greater price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Credit and Counterparty Risk – Credit risk is the risk that a debt security’s issuer (or borrower or counterparty) will be unable or unwilling to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk. A Fund may lose money if the issuer or guarantor of debt security, or counterparty of a derivative contract, repurchase or reverse repurchase agreement, or a loan of Fund securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. A Fund may attempt to minimize concentrations of credit risk by undertaking transactions with a large number of borrowers or counterparties on recognized and reputable exchanges. A Fund’s investments in debt investments may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or if unrated, determined by the manager to be of comparable quality.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. Financial assets of counterparties, which potentially expose a Fund to counterparty risk, consist mainly of cash due from counterparties and investments. Certain managers may attempt to minimize credit risks to the Funds by performing extensive reviews of each counterparty, entering into transactions with counterparties that the manager believes to be creditworthy at the time of the transaction and requiring the posting of collateral in applicable transactions. To manage these risks, certain Funds may invest in derivative instruments tied to a security issuers’ financial strength.

B. DERIVATIVE INVESTMENTS

In addition to managing the market risks described above, certain Funds, if permitted by their investment objectives, may also invest in derivatives for purposes of hedging, duration management, to gain exposure to specific investment opportunities, as a substitute for securities, to enhance returns, or to otherwise help achieve a Fund’s investment goal. Each derivative instrument and the reasons a Fund invested in derivatives during the reporting period are discussed in further detail below. The Portfolio Optimization Funds are exposed to the same derivative risks as the applicable Funds in which a Portfolio Optimization Fund invests (PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income, and Pacific Funds High Income) in direct proportion to the allocation of assets among those Funds.

Futures Contracts – A futures contract is a commitment to buy or sell a specific amount of a financial instrument or commodity at a negotiated price on a specified future date. Futures contracts are subject to the possibility of illiquid markets, and the possibility of an imperfect correlation between the value of the instruments and the underlying securities. Initial margin is deposited with a futures broker upon entering into futures contracts and can be funded with either cash or securities, in accordance with the initial margin requirements of the broker or the exchange.

During the period a futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s cost of the contract. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

During the reporting period, the following Funds entered into futures contracts for the following reasons: the PF Inflation Managed and PF Managed Bond Funds used futures contracts to manage interest rate risk exposure and as a substitute for cash bond exposure. The PF Short Duration Bond Fund entered into interest rate futures contracts to manage duration and interest rate risk. The PF Multi-Asset Fund and the PF Emerging Markets Debt Fund entered into futures contracts to gain or reduce exposure to various markets, for purposes of hedging, and as part of each Funds’ investment strategy.

Option Contracts – An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying reference asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying reference asset at a specific price on or before a specified future date.

A swaption is an option contract granting the owner the right to enter into an underlying swap. Inflation-capped options are options on U.S. inflation rates at a stated strike price. The seller of an inflation-capped option receives an upfront premium and in return the buyer receives the right to receive a payment at the expiration of the option if the cumulative annualized inflation rate over the life of the option is above (for caps) or below (for floors) the stated strike price. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products below a certain rate on a given notional exposure. Writing put options or purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes or purchases a call, put, or inflation-capped option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an investment, respectively, and subsequently adjusted to the current market value, based on the quoted daily settlement price of the option written or purchased. Certain options may be written or purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received or paid from writing or purchasing options, which

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

expire unexercised, are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or realized is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. A Fund, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the underlying written option. In addition, an illiquid market may make it difficult for a Fund to close out an option contract.

The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. A Fund’s maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premium paid.

During the reporting period, the following Funds entered into option contracts for the following reasons: the PF Inflation Managed and PF Managed Bond Funds purchased and sold/wrote options to obtain exposure to the price activity or volatility of an underlying security or index, to hedge downside risk, to manage duration and to generate income. Additionally, the PF Inflation Managed and Managed Bond Funds used swaptions to achieve credit or interest rate exposure. The PF Inflation Managed Fund used inflation caps to manage inflation exposure.

Forward Foreign Currency Contracts – A forward foreign currency contract (“Forward Contract”) is a commitment to buy or sell a specific amount of a foreign currency at a negotiated price on a specified future date. Forward Contracts can help a Fund manage the risk of changes in currency exchange rates. The market value of a Forward Contract fluctuates with changes in foreign currency rates. These contracts are marked-to-market daily at the applicable forward currency translation rates. A Fund records realized gains or losses at the time the Forward Contract is closed. A Forward Contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. A Fund’s maximum risk of loss from counterparty credit risk related to Forward Contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

During the reporting period, the following Funds entered into forward foreign currency contracts for the following reasons: the PF Inflation Managed and PF Managed Bond Funds purchased and sold forward contracts to hedge currency exposure and manage duration. The PF Emerging Markets Debt Fund entered into forward foreign currency contracts to gain exposure to various markets, for purposes of hedging, and as part of the Fund’s investment strategy.

Swap Agreements – Swap agreements are bilaterally negotiated agreements between the Funds and their counterparties to exchange swap investment cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market or are executed in a multilateral or other execution facility platform, such as a registered commodities exchange (“centrally cleared swaps”). In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked-to- market daily based upon values received from third party vendors or quotations from market makers. Market values greater than zero are recorded as an asset and market values less than zero are recorded as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin receivable or payable. OTC swap payments received or made at the beginning of the measurement period are recorded as an asset or liability and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gain or loss when the swap is closed. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss. Net periodic payments received by a Fund are recorded as realized gain.

Interest Rate Swaps – Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

A Fund investing in interest rate swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates. A Fund’s maximum risk of loss from counterparty credit risk related to interest rate swaps is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

During the reporting period, the following Funds entered into interest rate swap agreements for the following reasons: the PF Inflation Managed and PF Managed Bond Funds entered into interest rate swaps to manage nominal or real interest rate risk in various global markets, to manage duration and as a substitute for cash bond exposure. The PF Emerging Markets Debt Fund entered into interest rate swaps to gain exposure to various markets, for purposes of hedging, and as part of the Fund’s investment strategy.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Credit Default Swaps – Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. A Fund investing in credit default swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates.

As a seller of protection, a Fund generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided there is no credit event. As the seller, a Fund would effectively add leverage to the Fund because, in addition to the total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate and sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate and sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write-downs or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. Credit default swap agreements on indices are benchmarks for protecting investors owning bonds against default. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Wider credit spreads, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate and sovereign issues or U.S. Treasury obligation issues as of period end, are disclosed in the Notes to Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset- backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/ performance risk.

A Fund may use pair trades of credit default swaps. Pair trades attempt to match a long position with a short position of two securities in the same market sector for hedging purposes. Pair trades of credit default swaps attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements. For example, a Fund may purchase protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks.

A Fund may use spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curves attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

A Fund’s maximum risk of loss from counterparty credit risk related to credit default swaps, either as the buyer or seller of protection, is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation and is disclosed in the Notes to Schedules of Investments. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of March 31, 2023 for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts are partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

During the reporting period, the following Funds entered into credit default swap agreements for the following reasons: the PF Managed Bond Fund purchased and sold credit protection through credit default swaps to manage credit exposure, allow portfolio managers to enter or exit credit positions in periods of low liquidity, or to gain exposure that may not be available in cash markets. The PF Emerging Markets Debt Fund used credit default swaps to gain exposure to various markets, for purposes of hedging and as part of the Fund’s investment strategy.

Total Return Swaps – A Fund investing in total return swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or that there may be unfavorable changes in the value of the underlying index or reference instrument (generally caused by changes in interest rates or declines in credit quality). A total return swap agreement is one in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying index or reference instrument, which includes both the income it generates and any capital gains. To the extent the total return of the index or reference instrument underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. A Fund’s maximum risk of loss from counterparty credit risk related to total return swaps is the discounted net value of the cash flows to be received from or paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover a Fund’s exposure to the counterparty.

A Fund may enter into fully funded total return swaps which involves one party making an initial payment equal to the estimated value of the reference instrument. The parties to the swap then exchange respective commitments to pay or receive a net amount based on the change in the fair value of a reference instrument and a specified notional amount.

During the reporting period, the following Funds entered into total return swap agreements for the following reasons: the PF Multi-Asset Fund entered into total return swaps to gain or reduce exposure to various markets, for purposes of hedging, and as part of the Fund’s investment strategy. The PF Inflation Managed Fund purchased total return swaps to gain exposure to risk-neutral substitutes for owning physical securities (or physical securities that comprise a given index).

The following is a summary of the location of fair value amounts of derivative investments, if any, disclosed in the Trust’s Statements of Assets and Liabilities. An exchange traded investment’s value reflects the cumulative value. Only the current day’s variation margin is reported on the Statements of Assets and Liabilities.

Location on the Statements of Assets and Liabilities
Derivative Investments Risk Type	Asset Derivative Investments	Liability Derivative Investments
Credit contracts	Outstanding purchased options, at value	Outstanding options written, at value
Equity contracts	Receivable: Variation margin on futures contracts	Payable: Variation margin on futures contracts
Interest rate contracts	Receivable: Variation margin on swap agreements	Payable: Variation margin on swap agreements
	Swap premiums paid	Swap premiums received
	Swap agreements appreciation	Swap agreements depreciation
Foreign currency contracts	Outstanding purchased options, at value	Outstanding options written, at value
	Receivable: Variation margin on futures contracts	Payable: Variation margin on futures contracts
	Receivable: Variation margin on swap agreements	Payable: Variation margin on swap agreements
	Swap premiums paid	Swap premiums received
	Swap agreements appreciation	Swap agreements depreciation
	Forward foreign currency contracts appreciation	Forward foreign currency contracts depreciation

The following is a summary of fair values of derivative investments disclosed in the Trust’s Statements of Assets and Liabilities, categorized by primary risk exposure as of March 31, 2023:

	Asset Derivative Investments Value
Fund	Total Value at March 31, 2023	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
PF Inflation Managed	$607,773	$—	$—	$1,071	$606,702
PF Managed Bond	4,111,869	254,747	—	174,153	3,682,969
PF Short Duration Bond	280,724	—	—	—	280,724
PF Emerging Markets Debt	271,381	52,561	—	47,958	170,862
PF Multi-Asset	33,588,334	—	33,588,334	—	—

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Liability Derivative Investments Value
Fund	Total Value at March 31, 2023	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
PF Inflation Managed	($887,021)	$—	$—	($31,604)	($855,417)
PF Managed Bond	(1,775,193)	(12,451)	—	(647,788)	(1,114,954)
PF Short Duration Bond	(134,514)	—	—	—	(134,514)
PF Emerging Markets Debt	(297,694)	(55,542)	—	(179,290)	(62,862)
PF Multi-Asset	(3,561,996)	—	(3,561,996)	—	—

The following is a summary of the location of realized gains and losses and changes in net unrealized appreciation and depreciation on derivative investments, if any, disclosed in the Trust’s Statements of Operations:

Derivative Investments Risk Type	Location of Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Credit contracts	Net realized gain (loss) on futures contract transactions
Equity contracts	Net realized gain (loss) on purchased option transactions
Interest rate contracts	Net realized gain (loss) on swap transactions
Net realized gain (loss) on written option transactions
Change in net unrealized appreciation (depreciation) on futures contracts
Change in net unrealized appreciation (depreciation) on purchased options
Change in net unrealized appreciation (depreciation) on swaps
Change in net unrealized appreciation (depreciation) on written options
Foreign currency contracts	Net realized gain (loss) on forward foreign currency contract transactions
Net realized gain (loss) on futures contract transactions
Net realized gain (loss) on purchased option transactions
Net realized gain (loss) on swap transactions
Net realized gain (loss) on written option transactions
Change in net unrealized appreciation (depreciation) on forward foreign currency contracts
Change in net unrealized appreciation (depreciation) on futures contracts
Change in net unrealized appreciation (depreciation) on purchased options
Change in net unrealized appreciation (depreciation) on swaps
Change in net unrealized appreciation (depreciation) on written options

The following is a summary of each Fund’s net realized gain and/or loss and change in net unrealized appreciation and/or depreciation on derivative investments recognized in the Trust’s Statements of Operations categorized by primary risk exposure for the fiscal year ended March 31, 2023:

	Realized Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Fund	Total	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
PF Inflation Managed	$551,024	$2,966	$—	$191,819	$356,239
PF Managed Bond	(7,950,033)	(936,373)	—	(1,278,051)	(5,735,609)
PF Short Duration Bond	(337,617)	—	—	—	(337,617)
PF Emerging Markets Debt	458,560	11,396	—	(30,306)	477,470
PF Multi-Asset	(109,053,215)	—	(109,053,215)	—	—

	Change in Net Unrealized Appreciation (Depreciation) on Derivative Investments Recognized in the Statements of Operations
Fund	Total	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
PF Inflation Managed	($328,160)	($1,369)	$—	($70,340)	($256,451)
PF Managed Bond	4,718,081	218,956	—	(528,032)	5,027,157
PF Short Duration Bond	140,519	—	—	—	140,519
PF Emerging Markets Debt	(336,348)	(2,981)	—	(260,803)	(72,564)
PF Multi-Asset	(7,489,458)	—	(7,489,458)	—	—

For financial reporting purposes, the Trust does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the average number of positions and values of derivative investments by derivative type for the fiscal year ended March 31, 2023:

	Average Positions and Values of Derivative Investments by Derivative Type
	Futures Contracts		Forward Contracts		Options Contracts		Swap Agreements
Fund	Number of Positions	Value	Number of Positions	Value	Number of Positions	Value	Number of Positions	Value
PF Inflation Managed	16	($1,828)	14	$13,095	20	($60,978)	52	($135,331)
PF Managed Bond	28	(1,221,184)	65	(261,419)	54	(238,923)	55	1,300,487
PF Short Duration Bond	4	13,294	—	—	—	—	—	—
PF Emerging Markets Debt	2	(1,497)	19	840	—	—	14	91,518
PF Multi-Asset	1	969,078	—	—	—	—	23	(44,704,401)

The table shown above and the amounts of net realized gains and losses and changes in net unrealized appreciation and depreciation on derivative investments as disclosed in the Statements of Operations serve as indicators of volume of derivative activity for each applicable Fund for the fiscal year ended March 31, 2023.

C. ENFORCEABLE MASTER NETTING ARRANGEMENTS

Master Agreements and Netting Arrangements – Certain Funds are parties to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral, and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions (“netting arrangements”). The netting arrangements are generally tied to credit related events that, if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in the event of a bankruptcy or insolvency of the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to credit risk, subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given Fund exceeds a specified threshold, net of collateral already in place, which typically ranges from $0 to $250,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. If permitted under the Master Agreement, certain funds may rehypothecate cash collateral received from a counterparty. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party collateral agreements between the Trust, the Trust’s custodian, and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.

The following is a summary of financial and derivative instruments that are subject to enforceable master agreements with netting arrangements (or similar arrangements) and collateral received and pledged in connection with the master agreements with netting arrangements (or similar arrangements) as of March 31, 2023:

	Gross Amounts Presented in the Statements of Assets and Liabilities		Gross Amounts Not Offset in Statements of Assets and Liabilities					Gross Amounts Presented in the Statements of Assets and Liabilities			Gross Amounts Not Offset in Statements of Assets and Liabilities
Description		Financial Instruments		Collateral Received		Net Amount				Financial Instruments		Collateral Pledged		Net Amount
	Assets							Liabilities

PF Inflation Managed
Forward foreign currency contracts	$1,071		($295)		$—		$776		($31,604)		$295		$—		($31,309)
Option contracts	56,728		(56,459)		—		269		(67,441)		56,459		—		(10,982)
Swap agreements	36,359		—		—		36,359		—		—		—		—
Sale-buyback financing transactions	—		—		—		—		(1,148,696)		1,148,696		—		—

PF Managed Bond
Forward foreign currency contracts	174,153		(131,889)		—		42,264		(644,782)		131,889		60,775		(452,118)
Option contracts	63,505		(63,505)		—		—		(95,531)		63,505		—		(32,026)
Swap agreements	8,172		—		—		8,172		—		—		—		—

PF Emerging Markets Debt
Forward foreign currency contracts	47,958		(45,915)		—		2,043		(179,290)		45,915		20,000		(113,375)
Swap agreements	—		—		—		—		(3,267)		—		—		(3,267)

PF Multi-Asset
Swap agreements	28,651,014		(3,561,996)		(18,148,555)		6,940,463		(3,561,996)		3,561,996		—		—

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

During the reporting period, certain Funds may have had investments in repurchase agreements. The gross value and related collateral received for these investments, if any, are presented in each applicable Fund’s Schedule of Investments and the value of these investments is also presented in the Statements of Assets and Liabilities. The value of the related collateral, if any, held by each applicable Fund, exceeded the value of the repurchase agreements as of March 31, 2023.

6. INVESTMENT ADVISORY, ADMINISTRATION AND SHAREHOLDER SERVICES, AND DISTRIBUTION AGREEMENTS

Pursuant to an Investment Advisory Agreement, PLFA, a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”), serves as Investment Adviser to each Fund of the Trust. PLFA receives investment advisory fees from each Fund which are based on annual percentages of the average daily net assets of each Fund. Pursuant to Sub-Advisory Agreements, the Trust and PLFA engage various investment management firms under PLFA’s supervision to sub-advise certain Funds presented in these financial statements. PLFA manages the Portfolio Optimization Funds and a portion of the PF Multi-Asset Fund directly. PLFA, as Investment Adviser to each Fund of the Trust, pays related management fees to these sub-advisers as compensation for their sub-advisory services provided to the Trust. As of March 31, 2023, the investment advisory fees that PLFA receives from each Fund based upon an annual percentage of the average daily net assets of each Fund, the advisory fee waiver rate and the sub-adviser of each Fund (if applicable), are as follows:

Fund	Advisory Fee Rate	Advisory Fee Waiver through July 31, 2023	Sub-Adviser(s)
Pacific Funds Portfolio Optimization Conservative Pacific Funds Portfolio Optimization Moderate-Conservative Pacific Funds Portfolio Optimization Moderate Pacific Funds Portfolio Optimization Growth Pacific Funds Portfolio Optimization Aggressive-Growth	0.20%	0.025% for assets above $2 billion to $3 billion 0.050% on next $2 billion 0.075% on next $2.5 billion 0.100% on excess
Pacific Funds Ultra Short Income	0.25%		Pacific Asset Management LLC
Pacific Funds Short Duration Income	0.40%	0.025% above $1 billion to $2 billion 0.050% on next $1 billion 0.075% on excess	Pacific Asset Management LLC
Pacific Funds Core Income	0.50%	0.025% above $1 billion to $2 billion 0.050% on next $1 billion 0.075% on excess	Pacific Asset Management LLC
Pacific Funds Strategic Income Pacific Funds High Income	0.60%	0.025% above $1 billion to $2 billion 0.050% on next $1 billion 0.075% on excess	Pacific Asset Management LLC
Pacific Funds Floating Rate Income	0.65%	0.025% above $1 billion to $2 billion 0.050% on next $1 billion 0.075% on excess	Pacific Asset Management LLC
Pacific Funds ESG Core Bond	0.38%		Pacific Asset Management LLC
Pacific Funds Small/Mid-Cap Pacific Funds Small-Cap Pacific Funds Small-Cap Value	0.75%		Rothschild & Co Asset Management US Inc.
PF Inflation Managed Fund	0.40%		Pacific Investment Management Company LLC
PF Managed Bond Fund	0.40%	0.0075%	J.P. Morgan Investment Management Inc., Pacific Investment Management Company LLC, and Western Asset Management Company, LLC (co-sub-advisers)
PF Short Duration Bond Fund	0.40%		T. Rowe Price Associates, Inc.
PF Emerging Markets Debt Fund	0.785%	0.05%	Principal Global Investors, LLC
PF Growth Fund	0.55%		MFS Investment Management
PF Large-Cap Value Fund	0.65%		ClearBridge Investments, LLC
PF Small-Cap Growth Fund	0.60%		MFS Investment Management
PF Small-Cap Value Fund	0.75%		AllianceBernstein L.P.
PF Emerging Markets Fund	0.80%		Invesco Advisers, Inc.
PF International Growth Fund	0.85%	0.03%	Clearbridge Investments, LLC
PF International Small-Cap Fund	0.85%	0.015%	FIAM LLC
PF International Value Fund	0.65%		Wellington Management Company LLP
PF Multi-Asset Fund	0.35%		Pacific Asset Management LLC (collateral portion only)
PF Real Estate Fund	0.90%	0.15%	Principal Real Estate Investors, LLC

Pursuant to the PF Administration Agreement with the Trust, Pacific Life serves as administrator (the “Administrator”) to the Trust. The Administrator and PLFA perform, procure and/or oversee administrative services for each of the Funds. These services include, but are not limited to, procuring and overseeing transfer agency, dividend disbursement and sub-transfer agency services for the Trust, and any and all legal, compliance, and accounting support provided by Pacific Life and PLFA for the operations of the Trust and to permit the Trust to conduct business as described in its registration statement; and other services necessary for the administration of the Funds’ affairs.

Pacific Life receives an administration fee from each Fund based on an annual rate of 0.15% of average daily net assets of each Fund.

Pursuant to the Distribution Agreement, Pacific Select Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Pacific Life, serves as distributor of the Trust’s shares. Under the Distribution Agreement, the Distributor bears all expenses of providing services, including costs of

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

sales presentations, mailings, advertisements, and other marketing efforts by the Distributor in connection with the distribution or sale of the Trust’s shares and makes distribution and/or service payments to selling groups in connection with the sale of certain of the Trust’s shares and subsequent servicing needs of shareholders provided by selling groups.

The Distributor receives distribution and service fees for Class C shares pursuant to a distribution and service plan as adopted in accordance with Rule 12b-1 (“12b-1”) under the 1940 Act (the “Class C 12b-1 Plans”). The Distributor also receives service fees pursuant to a non-12b-1 service plan for Class A shares (the “Class A Service Plan”). The Distributor receives distribution and/or service fees from each applicable Fund and share class, which are based on the following annual percentages of average daily net assets:

Plan	Distribution Fee Rate	Service Fee Rate
Class C 12b-1 Plan	0.75%	0.25%
Class A Service Plan		0.25%

There are no distribution and/or service fees for Class I, Class I-2, Class P and Class R6 shares. The distribution and service fees are accrued daily. For the fiscal year ended March 31, 2023, the Distributor, acting as underwriter, received net commissions (front-end sales charges) of $2,794,847 from the sale of Class A shares and received $21,705 in CDSC from redemptions of Class A and Class C shares.

7. TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES, ADMINISTRATION FEES, DISTRIBUTION AND/OR SERVICE FEES

The Investment Adviser, the Distributor, and Pacific Life are related parties. For the fiscal year ended March 31, 2023, the advisory fees earned by the Investment Adviser (including any advisory fee waiver), the administration fees earned by Pacific Life, and the distribution and/or service fees earned by the Distributor are presented in the Statements of Operations. The amounts of each of these fees that remained payable as of March 31, 2023 are presented in the Statements of Assets and Liabilities.

B. EXPENSE LIMITATION AGREEMENTS

To help limit the Trust’s expenses, PLFA has contractually agreed to reimburse each Fund for certain operating expenses that exceed an annual rate based on a percentage of a Fund’s average daily net assets (“expense cap”). These operating expenses include, but are not limited to: the administration fee and expenses; organizational expenses; custody expenses; expenses for external audit, tax, legal and accounting and sub-administration services; the preparation, printing, filing and mailing costs of prospectuses, shareholder reports, and other regulatory documents to existing shareholders, as applicable; and independent trustees’ fees and expenses.

These operating expenses do not include: advisory fees; distribution and/or service fees; dividends on securities sold short; acquired fund fees and expenses; interest (including commitment fees); taxes (including foreign taxes on dividends, interest or gains); brokerage commissions and other transactional expenses; and expenses for extraordinary matters such as litigation expenses, liquidation expenses, reorganization expenses, and other expenses not incurred in the ordinary course of a Fund’s business. The following are the expense caps for each of the Funds for all applicable share classes:

Fund	Share Class	Expense Caps
Portfolio Optimization Funds	A, C, and I-2	0.15% through July 31, 2023
Pacific Funds Ultra Short Income	I and I-2	0.07% through July 31, 2023
Pacific Funds Core Income	A and C	0.10% through July 31, 2023
	I, I-2 and P	0.05% through July 31, 2023
Pacific Funds Short Duration Income Pacific Funds Strategic Income	A, C and I-2	0.10% through July 31, 2023
	I	0.05% through July 31, 2023
Pacific Funds Floating Rate Income Pacific Funds High Income	A, C and I-2	0.10% through July 31, 2023
	I and P	0.05% through July 31, 2023
Pacific Funds ESG Core Bond	I and I-2	0.10% through July 31, 2023
Pacific Funds Small/Mid-Cap Pacific Funds Small-Cap Pacific Funds Small-Cap Value	A, C and I-2	0.20% through July 31, 2023
	R6 and P	0.10% through July 31, 2023

PF Inflation Managed Fund

PF Managed Bond Fund

PF Short Duration Bond Fund

PF Emerging Markets Debt Fund

PF Growth Fund

PF Large-Cap Value Fund

PF Small-Cap Growth Fund

PF Small-Cap Value Fund

PF Emerging Markets Fund

PF International Growth Fund

PF International Value Fund

PF Real Estate Fund

	P	0.15% through July 31, 2023
PF International Small-Cap Fund	P	0.25% through July 31, 2023
PF Multi-Asset Fund	P	0.16% through July 31, 2023

There is no guarantee that PLFA will continue to cap expenses for a Fund upon the expiration of the expense cap. In addition, any expense reimbursements made by PLFA to a Fund are subject to recoupment by PLFA from such Fund in future periods, not to exceed three years from

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

the date on which the reimbursement took place, provided that the recoupment, along with the other expenses subject to the expense cap, would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment. Any amounts repaid to PLFA will have the effect of increasing such expenses of the applicable Fund, but not above the expense cap. The amounts of adviser reimbursement to each applicable Fund for the fiscal year ended March 31, 2023 are presented in the Statements of Operations. Any amounts that remained due from the Investment Adviser as of March 31, 2023 are presented in the Statements of Assets and Liabilities.

The cumulative expense reimbursement amounts, if any, as of March 31, 2023 that are subject to recoupment by PLFA from the Funds are as follows:

	Expiration Date
Fund	3/31/2024	3/31/2025	3/31/2026
Pacific Funds Portfolio Optimization Conservative	$173,374	$167,153	$150,624
Pacific Funds Portfolio Optimization Moderate-Conservative	209,189	182,675	163,498
Pacific Funds Portfolio Optimization Moderate	416,943	364,780	293,084
Pacific Funds Portfolio Optimization Growth	344,023	316,780	267,107
Pacific Funds Portfolio Optimization Aggressive-Growth	190,351	186,705	169,301
Pacific Funds Ultra Short Income	112,238	109,878	197,740
Pacific Funds Short Duration Income	1,444,108	1,392,216	1,303,363
Pacific Funds Core Income	1,935,705	1,771,368	1,262,590
Pacific Funds ESG Core Bond	36,149	145,640	100,704
Pacific Funds Strategic Income	1,086,189	1,649,288	1,770,364
Pacific Funds Floating Rate Income	2,383,395	3,904,375	5,902,050
Pacific Funds High Income	286,291	296,528	277,525
Pacific Funds Small/Mid-Cap	139,311	114,664	107,492
Pacific Funds Small-Cap	96,729	89,011	95,344
Pacific Funds Small-Cap Value	95,048	87,953	95,321
PF Inflation Managed	57,500	63,249	70,309
PF Managed Bond	547,131	600,547	512,078
PF Short Duration Bond	151,919	112,933	177,762
PF Emerging Markets Debt	168,623	118,006	81,604
PF Growth	148,484	134,384	152,146
PF Large-Cap Value	132,370	124,011	121,405
PF Small-Cap Growth	52,425	73,296	54,059
PF Small-Cap Value	64,489	98,439	64,034
PF Emerging Markets	261,447	283,298	213,320
PF International Growth	134,071	114,925	75,426
PF International Small-Cap	78,680	93,375	82,641
PF International Value	142,097	125,454	204,931
PF Multi-Asset	666,818	563,443	460,987
PF Real Estate	47,068	41,192	55,050

Total	$11,602,165	$13,325,566	$14,481,859

There was no recoupment of expense reimbursement by PLFA from any Funds for the fiscal year ended March 31, 2023.

C. INVESTMENTS IN AFFILIATED FUNDS

As of March 31, 2023, each of the Portfolio Optimization Funds (aggregate of all share classes) owned Class P shares in each of the applicable affiliated PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income and/or Pacific Funds High Income. A summary of holdings and transactions with affiliated mutual fund investments as of and for the fiscal year ended March 31, 2023 is as follows:

Fund/Underlying Fund	Beginning Value as of April 1, 2022	Purchase Cost (1)	Distributions Received and Reinvested (2)	Sales Proceeds	Net Realized Gain (Loss) (3)	Change in Unrealized Appreciation (Depreciation)	As of March 31, 2023
							Ending Value	Shares Balance
Pacific Funds Portfolio Optimization Conservative
Pacific Funds Core Income	$6,299,606	$8,251,482	$219,309	$1,375,580	($201,077)	($239,043)	$12,954,697	1,332,788
Pacific Funds Floating Rate Income	10,260,383	2,952,958	695,452	9,114,111	(346,804)	(117,608)	4,330,270	466,122
Pacific Funds High Income	24,931,159	81,398	811,388	15,818,212	(1,332,368)	(951,313)	7,722,052	865,701
PF Inflation Managed	12,218,803	60,894	644,781	3,902,205	56,232	(1,458,961)	7,619,544	879,855
PF Managed Bond	77,794,250	10,706,092	2,574,824	16,865,945	(2,794,920)	(5,161,696)	66,252,605	7,328,828
PF Short Duration Bond	25,854,179	10,742,508	514,927	7,827,969	(353,589)	(302,563)	28,627,493	3,016,596
PF Emerging Markets Debt	10,359,165	135,338	492,032	5,295,565	(903,458)	(524,944)	4,262,568	650,774
PF Growth	456,194	4,463,221	—	204,350	410,305	(335,860)	4,789,510	387,501
PF Large-Cap Value	5,452,948	4,083,538	74,818	1,354,947	378,388	(569,264)	8,065,481	733,225
PF Small-Cap Value	4,421,095	352,032	6,820	3,410,421	545,722	(1,044,309)	870,939	145,399
PF Emerging Markets	3,389,425	12,053	87,184	1,527,672	(132,995)	(89,086)	1,738,909	189,837
PF International Growth	1,006,640	425,951	—	917,247	(102,133)	24,782	437,993	67,801
PF International Small-Cap	3,390,322	7,476	29,774	3,089,930	(160,543)	(177,099)	—	—
PF International Value	2,270,960	1,103,612	32,656	1,296,295	(134,685)	54,909	2,031,157	237,840
PF Multi-Asset	34,241,440	156,383	27,380	11,759,484	(2,158,945)	(1,577,609)	18,929,165	2,275,140
PF Real Estate	3,454,301	1,030,075	16,616	1,934,004	(369,762)	(412,555)	1,784,671	135,716
	$225,800,870	$44,565,011	$6,227,961	$85,693,937	($7,600,632)	($12,882,219)	$170,417,054

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Fund/Underlying Fund	Beginning Value as of April 1, 2022	Purchase Cost (1)	Distributions Received and Reinvested (2)	Sales Proceeds	Net Realized Gain (Loss) (3)	Change in Unrealized Appreciation (Depreciation)	As of March 31, 2023
							Ending Value	Shares Balance

Pacific Funds Portfolio Optimization Moderate-Conservative
Pacific Funds Core Income	$7,778,592	$8,591,358	$272,236	$1,595,697	($232,701)	($314,200)	$14,499,588	1,491,727
Pacific Funds Floating Rate Income	9,095,148	4,131,577	691,705	7,686,146	(299,873)	(116,044)	5,816,367	626,089
Pacific Funds High Income	22,604,630	87,258	903,482	11,107,547	(1,409,694)	(665,966)	10,412,163	1,167,283
PF Inflation Managed	8,862,145	1,394,190	480,325	1,713,305	(162,063)	(870,326)	7,990,966	922,744
PF Managed Bond	95,098,759	8,717,296	3,088,135	22,830,514	(4,345,104)	(5,604,265)	74,124,307	8,199,591
PF Short Duration Bond	13,452,807	17,677,510	455,912	5,147,090	(162,334)	(164,182)	26,112,623	2,751,594
PF Emerging Markets Debt	7,653,649	34,178	701,453	1,555,925	(350,323)	(735,474)	5,747,558	877,490
PF Growth	6,521,886	5,688,949	—	3,549,986	916,677	(1,828,052)	7,749,474	626,980
PF Large-Cap Value	16,165,233	73,142	155,064	4,251,171	706,987	(1,737,944)	11,111,311	1,010,119
PF Small-Cap Growth	2,961,637	1,149,795	—	2,410,978	(874,096)	360,772	1,187,130	82,900
PF Small-Cap Value	5,878,503	17,116	24,264	4,018,916	1,310,906	(2,037,556)	1,174,317	196,046
PF Emerging Markets	7,512,489	1,140,598	179,463	3,648,600	(204,251)	(290,364)	4,689,335	511,936
PF International Growth	2,379,798	1,204,499	12,951	1,578,419	(812,088)	683,064	1,889,805	292,540
PF International Small-Cap	6,011,349	10,984	40,971	5,454,479	(1,033,378)	424,553	—	—
PF International Value	8,456,372	1,036,708	119,431	4,878,923	(511,724)	64,730	4,286,594	501,943
PF Multi-Asset	76,050,439	329,512	63,782	17,599,442	(3,217,704)	(4,817,755)	50,808,832	6,106,831
PF Real Estate	4,593,986	2,135,231	22,671	2,144,938	(437,728)	(559,797)	3,609,425	274,481
	$301,077,422	$53,419,901	$7,211,845	$101,172,076	($11,118,491)	($18,208,806)	$231,209,795

Pacific Funds Portfolio Optimization Moderate
Pacific Funds Core Income	$15,115,777	$16,929,853	$537,811	$2,808,267	($418,758)	($639,262)	$28,717,154	2,954,440
Pacific Funds Floating Rate Income	19,768,265	17,452,688	1,905,328	26,526,643	(1,026,397)	21,202	11,594,443	1,248,056
Pacific Funds High Income	49,121,354	2,827,627	2,034,162	22,550,225	(3,354,403)	(1,276,546)	26,801,969	3,004,705
PF Inflation Managed	19,258,639	4,264	1,050,789	6,721,307	(909,894)	(1,348,103)	11,334,388	1,308,821
PF Managed Bond	184,148,179	23,160,953	6,277,325	46,276,688	(8,519,772)	(10,769,654)	148,020,343	16,373,932
PF Short Duration Bond	29,234,332	85,429,950	1,417,463	13,787,648	(493,132)	(348,824)	101,452,141	10,690,426
PF Emerging Markets Debt	14,968,265	3,198	1,380,664	2,811,369	(334,032)	(1,793,644)	11,413,082	1,742,455
PF Growth	64,762,868	41,474,297	—	25,839,480	13,773,121	(22,669,199)	71,501,607	5,784,920
PF Large-Cap Value	67,955,865	11,687,236	790,866	15,184,247	3,308,179	(7,139,334)	61,418,565	5,583,506
PF Small-Cap Growth	14,480,701	4,922,345	—	9,710,091	(4,759,748)	2,924,510	7,857,717	548,723
PF Small-Cap Value	33,533,761	5,140	116,988	21,640,901	3,759,736	(8,001,803)	7,772,921	1,297,650
PF Emerging Markets	24,487,133	3,498,641	596,683	11,481,643	(119,487)	(1,462,003)	15,519,324	1,694,249
PF International Growth	8,726,755	2,346,227	84,597	5,303,672	(3,349,177)	2,967,766	5,472,496	847,136
PF International Small-Cap	19,594,384	2,308	136,513	17,484,259	(892,464)	(1,356,482)	—	—
PF International Value	23,625,704	1,255,744	641,702	7,924,621	(631,667)	371,835	17,338,697	2,030,292
PF Multi-Asset	375,111,682	76,231	297,037	102,976,298	(19,384,078)	(21,137,843)	231,986,731	27,883,020
PF Real Estate	19,965,253	4,360,252	99,820	8,128,460	(1,526,704)	(2,824,746)	11,945,415	908,397
	$983,858,917	$215,436,954	$17,367,748	$347,155,819	($24,878,677)	($74,482,130)	$770,146,993

Pacific Funds Portfolio Optimization Growth
Pacific Funds Core Income	$5,688,418	$8,823,484	$225,269	$1,022,456	($172,453)	($226,267)	$13,315,995	1,369,958
Pacific Funds Floating Rate Income	12,346,693	14,510,536	1,359,759	20,870,115	(582,928)	(98,815)	6,665,130	717,452
Pacific Funds High Income	32,745,799	37,524	1,231,552	17,700,089	(2,406,479)	(744,028)	13,164,279	1,475,816
PF Inflation Managed	4,011,991	3,361,058	225,746	633,530	(71,658)	(398,733)	6,494,874	749,985
PF Managed Bond	67,209,713	22,900,701	2,884,125	18,315,999	(3,417,373)	(3,772,519)	67,488,648	7,465,558
PF Short Duration Bond	4,060,094	64,045,232	855,917	7,286,949	(165,626)	(144,339)	61,364,329	6,466,210
PF Emerging Markets Debt	8,315,190	12,172	790,288	1,373,967	(23,184)	(1,180,408)	6,540,091	998,487
PF Growth	56,026,177	15,560,350	—	30,008,961	15,924,937	(24,435,313)	33,067,190	2,675,339
PF Large-Cap Value	55,395,982	9,790,881	659,315	32,224,775	3,053,329	(7,083,692)	29,591,040	2,690,095
PF Small-Cap Growth	20,111,409	4,849,067	—	9,143,516	(5,491,234)	3,182,480	13,508,206	943,310
PF Small-Cap Value	31,936,057	8,913,245	140,764	17,116,498	5,545,882	(9,375,546)	20,043,904	3,346,228
PF Emerging Markets	36,728,940	6,146,839	856,161	17,913,420	(3,838,332)	1,364,431	23,344,619	2,548,539
PF International Growth	13,736,057	16,540	136,280	8,944,738	(3,026,985)	2,114,796	4,031,950	624,141
PF International Small-Cap	20,409,833	200,464	252,190	12,091,293	(2,652,788)	564,277	6,682,683	885,124
PF International Value	30,350,907	41,663	814,739	16,194,334	367,846	(1,154,305)	14,226,516	1,665,868
PF Multi-Asset	397,857,293	14,327,611	360,273	35,426,512	(2,141,100)	(37,215,934)	337,761,631	40,596,350
PF Real Estate	24,955,600	33,920	107,699	9,722,856	(1,943,113)	(3,163,604)	10,267,646	780,810
	$821,886,153	$173,571,287	$10,900,077	$255,990,008	($1,041,259)	($81,767,519)	$667,558,731

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Fund/Underlying Fund	Beginning Value as of April 1, 2022	Purchase Cost (1)	Distributions Received and Reinvested (2)	Sales Proceeds	Net Realized Gain (Loss) (3)	Change in Unrealized Appreciation (Depreciation)	As of March 31, 2023
							Ending Value	Shares Balance

Pacific Funds Portfolio Optimization Aggressive-Growth
Pacific Funds Core Income	$ —	$1,939,976	$6,866	$7,370	($35)	($1,986)	$1,937,451	199,326
Pacific Funds Floating Rate Income	1,588,599	4,207,998	297,764	4,657,101	(96,400)	(11,734)	1,329,126	143,071
Pacific Funds High Income	4,739,958	1,163,090	173,694	3,005,292	(394,737)	(59,083)	2,617,630	293,456
PF Managed Bond	—	10,024,745	295,293	649,196	(17,781)	(21,440)	9,631,621	1,065,445
PF Short Duration Bond	—	12,840,663	185,255	1,377,930	(13,569)	(74,495)	11,559,924	1,218,116
PF Emerging Markets Debt	1,604,775	1,258,556	158,251	196,594	(38,189)	(185,887)	2,600,912	397,086
PF Growth	30,847,662	11,117,398	—	8,578,588	5,522,520	(9,818,870)	29,090,122	2,353,570
PF Large-Cap Value	19,164,757	8,245,923	291,984	6,726,513	1,004,521	(2,055,971)	19,924,701	1,811,337
PF Small-Cap Growth	12,420,775	1,011,575	—	2,677,892	(1,602,531)	248,861	9,400,788	656,480
PF Small-Cap Value	21,573,238	464,938	148,346	7,527,957	4,229,080	(6,931,213)	11,956,432	1,996,065
PF Emerging Markets	15,752,215	910,303	486,504	5,602,196	(1,645,649)	708,769	10,609,946	1,158,291
PF International Growth	10,292,256	245,745	151,303	3,351,043	(1,724,969)	1,334,830	6,948,122	1,075,561
PF International Small-Cap	9,453,656	84,814	205,162	4,756,855	(1,492,068)	491,649	3,986,358	527,994
PF International Value	12,031,617	115,058	272,474	7,596,629	(524,695)	12,624	4,310,449	504,736
PF Multi-Asset	171,234,306	1,921,692	149,016	21,896,074	(2,889,445)	(14,607,280)	133,912,215	16,095,218
PF Real Estate	6,421,493	2,892,604	53,197	1,096,429	(50,459)	(1,415,108)	6,805,298	517,513
	$317,125,307	$58,445,078	$2,875,109	$79,703,659	$265,594	($32,386,334)	$266,621,095

(1)	Purchase cost excludes distributions received and reinvested, if any.
(2)	Distributions received include distributions from net investment income, if any.
(3)	Net realized gain (loss) includes capital gains distributions, if any.

As of March 31, 2023, Pacific Life owned the following percentages of the total shares outstanding (aggregate of all share classes) of each of the following Funds:

Fund	Ownership Percentage
Pacific Funds Ultra Short Income	41.74%
Pacific Funds ESG Core Bond	84.91%
Pacific Funds Small-Cap Value	46.26%

D. INDEPENDENT TRUSTEES

The Trust pays each independent trustee of the Board retainer fees and specified amounts as compensation for various Board and committee services and for chairing those committees. The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations. Each independent trustee of the Board is eligible to participate in the Trust’s Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees, which otherwise would be payable for services performed. Amounts in the deferral account are obligations of certain Funds of the Trust at the time of such deferral and are payable in accordance with the Plan. A Trustee who defers compensation has the ability to select credit rate options that track the performance, at NAV of Class A and Class P shares of certain series of the Trust without a sales load or at NAV of Class I or Class D shares of the Pacific Select Fund. Pacific Select Fund is a Delaware statutory trust and is registered under the 1940 Act as an open-end management investment company. PLFA is the Investment Adviser to Pacific Select Fund. The obligation of certain Funds of the Trust under the Plan (the “DCP Liability”) is recorded as a liability (accrued trustees’ fees and expenses and deferred compensation). Accordingly, the market value appreciation or depreciation on a Fund’s DCP Liability account will cause the expenses of that Fund to increase or decrease due to market fluctuation. The change in net unrealized appreciation or depreciation on a Fund’s DCP Liability account is recorded as an increase or decrease to expenses (trustees’ fees and expenses). For the fiscal year ended March 31, 2023, such expenses decreased by $18,258 for all applicable Funds as a result of the market value depreciation on such accounts. As of March 31, 2023, the total amount in the DCP Liability accounts for all applicable Funds was $131,475.

E. OFFICERS OF THE TRUST

None of the officers of the Trust received compensation from the Trust.

F.	INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Trust. In addition, the Trust entered into an agreement with each of the trustees which provides that the Trust will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Trust, to the fullest extent permitted by the Trust’s Declaration of Trust and By-Laws, the general trust law of the State of Delaware, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Trust enters into contracts with service providers and others that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Trust and/or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

G. INTERFUND TRANSACTIONS

In accordance with Rule 17a-7 under the 1940 Act and applicable Trust policies and procedures, purchase and sale transactions may be conducted between a Fund of the Trust and another Fund of the Trust or certain affiliates of the Trust if conducted at the independent “current market price” (the last sales price, intra-day price, or average of highest bid/lowest offer, as applicable) on a commission-free basis with no

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

remuneration paid in connection with the transaction (other than cash payment against prompt delivery). At the quarterly Board meeting subsequent to the purchase and sale transactions taking place, the Board receives a written representation from the Trust’s Chief Compliance Officer that the transactions were conducted in compliance with applicable Trust policies and procedures.

For the fiscal year ended March 31, 2023, the purchase and sale transactions with an affiliated Fund conducted in compliance with Rule 17a-7 under the 1940 Act are summarized in the following table:

Fund	Purchases	Sales	Net Realized Gain (Loss)
PF Small-Cap Growth	$—	$356,097	($475,017)

8. COMMITTED LINE OF CREDIT

The Trust has an unsecured $275,000,000 committed revolving line of credit agreement with a syndicate of banks, which is renewed annually. The committed line of credit applies to Pacific Funds Floating Rate Income only. The interest rate on borrowing under the line of credit agreement is the overnight rate (the higher of the Federal Funds Effective Rate or the Adjusted SOFR Rate) plus applicable margin of 1.25%. Pacific Funds Floating Rate Income paid an upfront fee of 0.025% and pays a commitment fee equal to 0.20% per annum on the daily unused portion of the committed line. As of March 31, 2023, the actual interest rate on borrowing by the Trust was 6.22%. For the fiscal year ended March 31, 2023 the Trust did not borrow on this line of credit or have any loans outstanding. The commitment fees and interest incurred by Pacific Funds Floating Rate Income are recorded as an expense.

9. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments (excluding short-term investments) for the fiscal year ended March 31, 2023, are summarized in the following table:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Pacific Funds Portfolio Optimization Conservative	$—	$—	$52,502,258	$85,693,937
Pacific Funds Portfolio Optimization Moderate-Conservative	—	—	65,219,660	101,172,076
Pacific Funds Portfolio Optimization Moderate	—	—	263,836,759	347,155,819
Pacific Funds Portfolio Optimization Growth	—	—	207,994,761	255,990,008
Pacific Funds Portfolio Optimization Aggressive-Growth	—	—	79,175,468	79,703,659
Pacific Funds Ultra Short Income	1,904,433	—	33,301,635	18,002,173
Pacific Funds Short Duration Income	126,509,688	82,422,328	510,982,932	516,586,804
Pacific Funds Core Income	581,838,715	573,019,918	332,451,838	336,799,602
Pacific Funds ESG Core Bond	1,624,951	1,405,901	9,800,983	8,766,410
Pacific Funds Strategic Income	—	—	613,491,804	645,159,914
Pacific Funds Floating Rate Income	—	—	2,641,977,658	2,927,581,848
Pacific Funds High Income	—	—	36,425,271	91,251,113
Pacific Funds Small/Mid-Cap	—	—	44,281,806	140,586,063
Pacific Funds Small-Cap	—	—	4,879,931	12,588,067
Pacific Funds Small-Cap Value	—	—	8,946,694	9,490,137
PF Inflation Managed	16,570,853	26,208,108	1,216,006	3,108,684
PF Managed Bond	1,109,952,244	1,090,296,593	60,843,452	203,253,089
PF Short Duration Bond	235,411,243	148,701,821	101,723,980	30,852,251
PF Emerging Markets Debt	—	—	31,870,192	36,453,568
PF Growth	—	—	87,798,279	76,341,938
PF Large-Cap Value	—	—	36,323,790	58,609,945
PF Small-Cap Growth	—	—	23,803,723	34,831,014
PF Small-Cap Value	—	—	28,426,845	71,052,143
PF Emerging Markets	—	—	28,962,047	56,578,876
PF International Growth	—	—	6,633,452	21,806,440
PF International Small-Cap	—	—	2,837,597	41,859,713
PF International Value	—	—	20,047,585	51,936,671
PF Multi-Asset	199,523,242	214,523,727	137,320,927	311,522,693
PF Real Estate	—	—	17,498,912	27,986,388

10. SECURED BORROWINGS

The contractual maturity of secured borrowings and type of collateral pledged as of March 31, 2023, are summarized in the following table:

		Remaining Contractual Maturity of the Agreements
Secured Borrowings	Collateral Type	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 Days	Total
PF Inflation Managed
Sale-buyback financing transactions	U.S. Treasury Obligations	$—	$1,148,696	$—	$—	$1,148,696

Total borrowings		$—	$1,148,696	$—	$—	$1,148,696

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

11. FEDERAL INCOME TAX INFORMATION

Each Fund intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”). A Fund that qualifies as a RIC does not have to pay income tax as long as it distributes sufficient taxable income and net capital gains. Each Fund declared and paid sufficient dividends on net investment income and capital gains distributions during the fiscal year ended March 31, 2023, to qualify as a RIC and is not required to pay Federal income tax under the Code. Accordingly, no provision for Federal income taxes is required in the financial statements. Required distributions are based on net investment income and net realized gains determined in accordance with income tax regulations, which may differ from U.S. GAAP for financial reporting purposes. These differences are primarily due to differing treatments for short-term capital gain distributions received, late year ordinary and post-October capital losses, capital loss carryforwards, and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications of capital accounts. In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by each Fund.

The following table shows the accumulated capital losses and components of distributable earnings on a tax basis, and late year ordinary losses and post-October capital losses deferred, if any, for tax purposes as of March 31, 2023:

		Distributable Earning		Late-Year Ordinary and Post-October Losses Deferrals
Fund	Accumulated Capital Losses	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Late-Year Ordinary Losses	Short-Term Capital Losses	Long-Term Capital Losses	Total
Pacific Funds Portfolio Optimization Conservative	($6,791,043)	$4,932,819	$—	$—	$—	$—	$—
Pacific Funds Portfolio Optimization Moderate-Conservative	(8,622,434)	5,591,090	—	—	—	—	—
Pacific Funds Portfolio Optimization Moderate	(17,665,139)	12,160,226	—	—	—	—	—
Pacific Funds Portfolio Optimization Growth	—	6,481,696	2,104,118	—	—	—	—
Pacific Funds Portfolio Optimization Aggressive-Growth	—	1,212,150	3,245,439	—	—	—	—
Pacific Funds Ultra Short Income	(128,750)	17	—	—	—	—	—
Pacific Funds Short Duration Income	(12,907,799)	115,884	—	—	—	—	—
Pacific Funds Core Income	(34,717,151)	512,535	—	—	—	—	—
Pacific Funds ESG Core Bond	(1,211,112)	258	—	—	—	—	—
Pacific Funds Strategic Income	(53,477,083)	578,091	—	—	—	—	—
Pacific Funds Floating Rate Income	(181,330,884)	3,874,345	—	—	—	—	—
Pacific Funds High Income	(15,208,905)	—	—	—	—	—	—
Pacific Funds Small/Mid-Cap	—	617,937	8,321,896	—	—	—	—
Pacific Funds Small-Cap	(2,003,919)	27,485	—	—	—	—	—
Pacific Funds Small-Cap Value	(37,379)	134,430	—	—	—	—	—
PF Inflation Managed	(7,132,177)	—	—	96,890	—	—	96,890
PF Managed Bond	(64,934,137)	189,621	—	—	—	—	—
PF Short Duration Bond	(3,063,190)	1,768,521	—	—	—	—	—
PF Emerging Markets Debt	(15,838,226)	—	—	—	—	—	—
PF Growth	—	21,552	6,914,246	—	—	—	—
PF Large-Cap Value	—	729,706	7,987,627	—	—	—	—
PF Small-Cap Growth	(12,690,138)	—	—	—	—	—	—
PF Small-Cap Value	—	—	2,113,952	47,330	—	—	47,330
PF Emerging Markets	—	116,275	—	—	545,331	2,798,216	3,343,547
PF International Growth	(2,670,141)	—	—	52,865	—	—	52,865
PF International Small-Cap	(9,592,087)	129,829	—	—	—	—	—
PF International Value	(5,436,437)	109,811	—	—	—	—	—
PF Multi-Asset	(111,775,464)	14,350,966	—	—	—	—	—
PF Real Estate	(5,466,612)	785,824	—	—	—	—	—

Accumulated capital losses represent net capital loss carryovers as of March 31, 2023 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. The following table shows the amounts of capital loss carryover, if any, by each of the applicable Funds as of March 31, 2023 and capital loss carryover from prior years utilized during the fiscal year ended March 31, 2023:

	Unlimited Period of Net Capital Loss Carryover		Accumulated Capital Loss Carryover	Capital Loss Carryover Utilized During the Year Ended March 31, 2023
Fund	Short Term	Long Term
Pacific Funds Portfolio Optimization Conservative	($2,048,433)	($4,742,610)	($6,791,043)	$—
Pacific Funds Portfolio Optimization Moderate-Conservative	(3,189,997)	(5,432,437)	(8,622,434)	—
Pacific Funds Portfolio Optimization Moderate	(17,665,139)	—	(17,665,139)	—
Pacific Funds Ultra Short Income	(107,784)	(20,966)	(128,750)	—
Pacific Funds Short Duration Income	(5,236,231)	(7,671,568)	(12,907,799)	—
Pacific Funds Core Income	(16,831,625)	(17,885,526)	(34,717,151)	—
Pacific Funds ESG Core Bond	(598,549)	(612,563)	(1,211,112)	—
Pacific Funds Strategic Income	(17,197,817)	(36,279,266)	(53,477,083)	—
Pacific Funds Floating Rate Income	(49,322,834)	(132,008,050)	(181,330,884)	—
Pacific Funds High Income	(4,513,912)	(10,694,993)	(15,208,905)	—
Pacific Funds Small-Cap	(2,003,919)	—	(2,003,919)	—
Pacific Funds Small-Cap Value	(37,379)	—	(37,379)	—
PF Inflation Managed	(716,472)	(6,415,705)	(7,132,177)	—
PF Managed Bond	(21,347,588)	(43,586,549)	(64,934,137)	—
PF Short Duration Bond	(1,322,842)	(1,740,348)	(3,063,190)	—
PF Emerging Markets Debt	(6,579,198)	(9,259,028)	(15,838,226)	—

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Unlimited Period of Net Capital Loss Carryover		Accumulated Capital Loss Carryover	Capital Loss Carryover Utilized During the Year Ended March 31, 2023
Fund	Short Term	Long Term
PF Small-Cap Growth	($7,177,320)	($5,512,818)	($12,690,138)	$—
PF International Growth	(2,670,141)	—	(2,670,141)	—
PF International Small-Cap	(9,311,947)	(280,140)	(9,592,087)	—
PF International Value	(2,759,697)	(2,676,740)	(5,436,437)	—
PF Multi-Asset	—	(111,775,464)	(111,775,464)	—
PF Real Estate	(5,233,133)	(233,479)	(5,466,612)	—

The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments and net unrealized appreciation and/or depreciation on derivatives for Federal income tax purposes as of March 31, 2023, were as follows:

Fund	Total Cost of Investments on Tax Basis (1)	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments	Net Unrealized Appreciation (Depreciation) on Other (2)	Net Unrealized Appreciation (Depreciation)
Pacific Funds Portfolio Optimization Conservative	$181,782,806	$1,813,924	($13,179,676)	($11,365,752)	$—	($11,365,752)
Pacific Funds Portfolio Optimization Moderate-Conservative	248,919,246	2,645,946	(20,355,397)	(17,709,451)	—	(17,709,451)
Pacific Funds Portfolio Optimization Moderate	805,698,823	17,305,097	(52,856,927)	(35,551,830)	—	(35,551,830)
Pacific Funds Portfolio Optimization Growth	708,282,471	24,364,710	(65,088,450)	(40,723,740)	—	(40,723,740)
Pacific Funds Portfolio Optimization Aggressive-Growth	290,345,201	8,527,912	(32,252,018)	(23,724,106)	—	(23,724,106)
Pacific Funds Ultra Short Income	63,910,833	55,041	(347,106)	(292,065)	1	(292,064)
Pacific Funds Short Duration Income	1,033,597,071	2,152,506	(30,056,784)	(27,904,278)	—	(27,904,278)
Pacific Funds Core Income	1,023,748,072	3,911,156	(83,713,285)	(79,802,129)	—	(79,802,129)
Pacific Funds ESG Core Bond	28,889,619	71,937	(2,885,012)	(2,813,075)	—	(2,813,075)
Pacific Funds Strategic Income	1,577,467,277	4,565,438	(117,135,688)	(112,570,250)	(1,712)	(112,571,962)
Pacific Funds Floating Rate Income	3,747,740,081	10,264,337	(151,890,231)	(141,625,894)	—	(141,625,894)
Pacific Funds High Income	85,042,765	416,794	(7,672,175)	(7,255,381)	(172)	(7,255,553)
Pacific Funds Small/Mid-Cap	79,290,860	20,979,953	(8,947,294)	12,032,659	—	12,032,659
Pacific Funds Small-Cap	9,319,985	2,527,936	(861,616)	1,666,320	—	1,666,320
Pacific Funds Small-Cap Value	15,920,304	3,029,272	(1,539,151)	1,490,121	—	1,490,121
PF Inflation Managed	40,304,127	826,042	(5,425,566)	(4,599,524)	(31,700)	(4,631,224)
PF Managed Bond	427,168,636	2,800,682	(24,207,359)	(21,406,677)	171,303	(21,235,374)
PF Short Duration Bond	230,683,075	382,030	(3,747,713)	(3,365,683)	(96)	(3,365,779)
PF Emerging Markets Debt	32,195,583	933,107	(2,795,414)	(1,862,307)	(38,195)	(1,900,502)
PF Growth	102,574,831	44,675,399	(850,016)	43,825,383	11	43,825,394
PF Large-Cap Value	64,273,408	66,127,685	(2,433,013)	63,694,672	—	63,694,672
PF Small-Cap Growth	32,506,774	3,445,232	(4,127,513)	(682,281)	(201)	(682,482)
PF Small-Cap Value	37,752,431	7,516,862	(3,208,781)	4,308,081	—	4,308,081
PF Emerging Markets	41,291,776	19,449,483	(5,551,656)	13,897,827	(183,500)	13,714,327
PF International Growth	15,544,255	5,142,710	(2,063,798)	3,078,912	(56,146)	3,022,766
PF International Small-Cap	10,467,301	1,409,717	(1,355,806)	53,911	(3,705)	50,206
PF International Value	37,240,376	9,409,317	(4,834,240)	4,575,077	(6,636)	4,568,441
PF Multi-Asset	742,583,989	568,803	(16,760,659)	(16,191,856)	25,089,018	8,897,162
PF Real Estate	32,131,734	5,226,083	(3,050,909)	2,175,174	—	2,175,174

(1)

The difference between the total cost of investments on tax basis and investments, at cost, as presented in the Statements of Assets and Liabilities is primarily due to wash sale loss deferrals, investments in passive foreign investment companies, straddle loss deferrals, partnerships, defaulted securities, and differing treatments for sale-buyback financing transactions and U.S. Treasury Inflation Protected Securities.

(2)	Other includes net appreciation or depreciation on derivatives, short sales, and foreign currencies, if any.

Each Fund recognizes the financial statement effects of a tax position taken or expected to be taken in a tax return when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax liability for unrecognized tax benefits with a corresponding income tax expense. Management has analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions and has determined that no provision for income tax is required in the financial statements. Each Fund remains subject to examination by Federal and State tax authorities for the returns filed for tax years ended as of and after March 31, 2019.

12. TAX CHARACTER OF DISTRIBUTIONS

The tax character of income and capital gains distributions to shareholders during the fiscal years ended March 31, 2023 and March 31, 2022 were as follows:

	For the Year Ended March 31, 2023			For the Year Ended March 31, 2022
Fund	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
Pacific Funds Portfolio Optimization Conservative	$343,974	$11,118,430	$11,462,404	$5,505,199	$4,099,284	$9,604,483
Pacific Funds Portfolio Optimization Moderate-Conservative	499	28,911,564	28,912,063	7,502,753	14,169,221	21,671,974
Pacific Funds Portfolio Optimization Moderate	493	146,282,178	146,282,671	25,611,893	62,568,898	88,180,791
Pacific Funds Portfolio Optimization Growth	—	140,125,011	140,125,011	22,040,493	66,517,270	88,557,763
Pacific Funds Portfolio Optimization Aggressive-Growth	—	69,949,540	69,949,540	9,554,507	25,218,335	34,772,842
Pacific Funds Ultra Short Income	1,407,993	—	1,407,993	299,573	48,968	348,541
Pacific Funds Short Duration Income	25,596,728	—	25,596,728	18,664,157	7,553,957	26,218,114

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	For the Year Ended March 31, 2023			For the Year Ended March 31, 2022
Fund	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
Pacific Funds Core Income	$27,227,189	$—	$27,227,189	$30,847,639	$16,399,705	$47,247,344
Pacific Funds ESG Core Bond	583,386	—	583,386	315,297	—	315,297
Pacific Funds Strategic Income	63,781,346	5,752,429	69,533,775	42,035,248	11,278,290	53,313,538
Pacific Funds Floating Rate Income	276,118,537	—	276,118,537	104,455,304	—	104,455,304
Pacific Funds High Income	6,230,519	—	6,230,519	7,738,747	—	7,738,747
Pacific Funds Small/Mid-Cap	—	37,080,431	37,080,431	—	20,392,724	20,392,724
Pacific Funds Small-Cap	—	—	—	—	1,116,905	1,116,905
Pacific Funds Small-Cap Value	4,377	639,500	643,877	20,690	254,619	275,309
PF Inflation Managed	2,401,641	—	2,401,641	1,116,614	—	1,116,614
PF Managed Bond	15,119,701	—	15,119,701	11,378,319	—	11,378,319
PF Short Duration Bond	3,429,473	—	3,429,473	1,203,868	—	1,203,868
PF Emerging Markets Debt	3,522,687	—	3,522,687	3,023,723	—	3,023,723
PF Growth	—	37,976,618	37,976,618	731,645	21,388,699	22,120,344
PF Large-Cap Value	2,480,188	10,759,300	13,239,488	3,486,388	15,224,678	18,711,066
PF Small-Cap Growth	—	—	—	4,849,740	3,692,221	8,541,961
PF Small-Cap Value	675,700	11,332,369	12,008,069	9,464,883	3,674,317	13,139,200
PF Emerging Markets	2,206,499	2,224,492	4,430,991	5,906,999	9,468,605	15,375,604
PF International Growth	385,131	—	385,131	1,677,466	19,174,473	20,851,939
PF International Small-Cap	665,110	105,428	770,538	1,760,022	9,454,912	11,214,934
PF International Value	1,881,002	—	1,881,002	904,797	—	904,797
PF Multi-Asset	897,980	14,683,271	15,581,251	35,350,537	338,196,583	373,547,120
PF Real Estate	300,500	877,806	1,178,306	300,499	—	300,499

13. RECLASSIFICATION OF ACCOUNTS

During the fiscal year ended March 31, 2023, reclassifications as shown in the following table have been made in each Fund’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of March 31, 2023. Additional adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the NAV of the Funds, are primarily attributable to reclassifications of sale-buyback financing transactions, paydown gain/loss, partnership income, foreign currency transactions, non-deductible expenses, swap income, futures gain/loss, investments in passive foreign investment companies, foreign capital gain tax, redesignation of dividends paid, partnerships, defaulted bonds, short-term capital gains, treatment of net operating losses and capital gains under Federal tax rules versus U.S. GAAP. The calculation of net investment income per share in the financial highlights excludes these adjustments.

Fund	Paid-In Capital	Undistributed/ Accumulated Net Investment Income (Loss)	Undistributed/ Accumulated Net Realized Gain (Loss)
Pacific Funds Portfolio Optimization Conservative	$—	$26,807	($26,807)
Pacific Funds Portfolio Optimization Moderate-Conservative	—	53,267	(53,267)
Pacific Funds Portfolio Optimization Moderate	—	310,545	(310,545)
Pacific Funds Portfolio Optimization Growth	—	246,019	(246,019)
Pacific Funds Portfolio Optimization Aggressive-Growth	—	155,703	(155,703)
Pacific Funds Ultra Short Income	—	(11,502)	11,502
Pacific Funds Short Duration Income	—	901	(901)
Pacific Funds Core Income	—	98,858	(98,858)
Pacific Funds ESG Core Bond	—	5,017	(5,017)
Pacific Funds Strategic Income	(182,601)	(61,155)	243,756
Pacific Funds High Income	(23,294)	(3,661)	26,955
Pacific Funds Small-Cap Value	—	(502)	502
PF Inflation Managed	—	(119,808)	119,808
PF Managed Bond	—	992,266	(992,266)
PF Short Duration Bond	—	(12,982)	12,982
PF Emerging Markets Debt	(432,429)	1,533,479	(1,101,050)
PF Growth	—	(1,474)	1,474
PF Large-Cap Value	(398)	104,954	(104,556)
PF Small-Cap Growth	(8,230)	3,812	4,418
PF Small-Cap Value	—	427	(427)
PF Emerging Markets	—	263,726	(263,726)
PF International Growth	(313,122)	286,079	27,043
PF International Small-Cap	—	(20,694)	20,694
PF International Value	—	58,042	(58,042)
PF Multi-Asset	—	(14,608)	14,608
PF Real Estate	—	(498)	498

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

14. SHARES OF BENEFICIAL INTEREST

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value unless otherwise determined by the trustees of the Board. Changes in shares of beneficial interest of each Fund for the fiscal years ended March 31, 2023 and March 31, 2022, were as follows:

	Pacific Funds Portfolio Optimization Conservative (1)		Pacific Funds Portfolio Optimization Moderate-Conservative (1)		Pacific Funds Portfolio Optimization Moderate (1)		Pacific Funds Portfolio Optimization Growth (1)
	Year Ended 3/31/2023	Year Ended 3/31/2022	Year Ended 3/31/2023	Year Ended 3/31/2022	Year Ended 3/31/2023	Year Ended 3/31/2022	Year Ended 3/31/2023	Year Ended 3/31/2022

Class A
Shares sold	1,174,712	1,727,763	1,268,432	1,932,156	2,939,581	4,246,108	2,299,432	3,023,998
Dividends and distribution reinvested	985,636	653,655	2,750,290	1,477,927	12,986,431	5,106,526	11,969,210	4,799,866
Shares repurchased	(3,496,666)	(2,926,721)	(4,686,192)	(3,461,292)	(11,238,323)	(8,501,671)	(7,358,607)	(6,081,144)
Net increase (decrease)	(1,336,318)	(545,303)	(667,470)	(51,209)	4,687,689	850,963	6,910,035	1,742,720
Beginning shares outstanding	16,159,994	16,705,297	22,588,881	22,640,090	63,415,212	62,564,249	49,685,568	47,942,848
Ending shares outstanding	14,823,676	16,159,994	21,921,411	22,588,881	68,102,901	63,415,212	56,595,603	49,685,568

Class C
Shares sold	269,496	777,419	168,575	278,420	541,923	868,175	570,665	567,971
Dividends and distribution reinvested	196,060	134,094	290,487	188,405	1,553,155	690,352	1,534,989	665,256
Shares repurchased	(1,432,785)	(1,494,499)	(1,156,664)	(1,388,722)	(2,977,630)	(3,509,867)	(1,967,097)	(2,505,844)
Net increase (decrease)	(967,229)	(582,986)	(697,602)	(921,897)	(882,552)	(1,951,340)	138,557	(1,272,617)
Beginning shares outstanding	3,623,463	4,206,449	2,794,028	3,715,925	8,260,295	10,211,635	6,459,543	7,732,160
Ending shares outstanding	2,656,234	3,623,463	2,096,426	2,794,028	7,377,743	8,260,295	6,598,100	6,459,543

Class I-2
Shares sold	200,359	783,771	60,059	184,139	469,588	1,012,681	408,839	435,678
Dividends and distribution reinvested	46,379	35,209	56,051	38,411	429,888	209,189	360,009	137,359
Shares repurchased	(781,586)	(540,578)	(221,437)	(135,437)	(987,947)	(1,434,698)	(628,824)	(490,588)
Net increase (decrease)	(534,848)	278,402	(105,327)	87,113	(88,471)	(212,828)	140,024	82,449
Beginning shares outstanding	1,259,476	981,074	573,334	486,221	2,264,849	2,477,677	1,373,292	1,290,843
Ending shares outstanding	724,628	1,259,476	468,007	573,334	2,176,378	2,264,849	1,513,316	1,373,292

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Pacific Funds Portfolio Optimization Aggressive-Growth (1)		Pacific Funds Ultra Short Income (1)		Pacific Funds Short Duration Income (1)		Pacific Funds Core Income (1)
	Year Ended 3/31/2023	Year Ended 3/31/2022	Year Ended 3/31/2023	Year Ended 3/31/2022	Year Ended 3/31/2023	Year Ended 3/31/2022	Year Ended 3/31/2023	Year Ended 3/31/2022

Class A
Shares sold	1,076,073	1,023,571			4,272,840	5,143,674	2,284,671	3,044,283
Dividends and distribution reinvested	5,580,439	1,603,394			274,161	308,300	327,742	505,586
Shares repurchased	(2,178,427)	(1,742,144)			(9,958,096)	(7,642,480)	(4,613,190)	(5,653,883)
Net increase (decrease)	4,478,085	884,821			(5,411,095)	(2,190,506)	(2,000,777)	(2,104,014)
Beginning shares outstanding	16,540,653	15,655,832			17,177,270	19,367,776	12,271,008	14,375,022
Ending shares outstanding	21,018,738	16,540,653			11,766,175	17,177,270	10,270,231	12,271,008

Class C
Shares sold	222,285	270,787			651,404	596,291	288,589	351,597
Dividends and distribution reinvested	792,063	225,465			50,690	56,642	63,344	115,515
Shares repurchased	(634,176)	(816,701)			(1,539,743)	(1,587,149)	(1,404,368)	(1,863,670)
Net increase (decrease)	380,172	(320,449)			(837,649)	(934,216)	(1,052,435)	(1,396,558)
Beginning shares outstanding	2,262,616	2,583,065			3,935,458	4,869,674	3,431,250	4,827,808
Ending shares outstanding	2,642,788	2,262,616			3,097,809	3,935,458	2,378,815	3,431,250

Class I
Shares sold			—	—	10,741,734	6,578,649	4,335,695	4,905,410
Dividends and distribution reinvested			38,368	13,951	519,688	358,444	351,462	469,321
Shares repurchased			—	—	(8,597,170)	(3,507,928)	(4,044,928)	(3,647,590)
Net increase (decrease)			38,368	13,951	2,664,252	3,429,165	642,229	1,727,141
Beginning shares outstanding			1,303,732	1,289,781	16,874,543	13,445,378	11,366,086	9,638,945
Ending shares outstanding			1,342,100	1,303,732	19,538,795	16,874,543	12,008,315	11,366,086

Class P
Shares sold							4,580,869	55,717
Dividends and distribution reinvested							130,704	172,598
Shares repurchased							(701,362)	(998,593)
Net increase (decrease)							4,010,211	(770,278)
Beginning shares outstanding							3,338,028	4,108,306
Ending shares outstanding							7,348,239	3,338,028

Class I-2
Shares sold	148,780	171,829	3,814,102	229,994	43,938,995	37,752,164	36,571,141	22,391,446
Dividends and distribution reinvested	228,844	84,937	106,238	20,786	1,656,149	1,675,096	1,511,965	2,218,471
Shares repurchased	(199,880)	(431,442)	(706,235)	(206,814)	(41,759,878)	(51,719,966)	(36,128,489)	(36,175,271)
Net increase (decrease)	177,744	(174,676)	3,214,105	43,966	3,835,266	(12,292,706)	1,954,617	(11,565,354)
Beginning shares outstanding	663,727	838,403	1,875,247	1,831,281	61,285,794	73,578,500	59,926,073	71,491,427
Ending shares outstanding	841,471	663,727	5,089,352	1,875,247	65,121,060	61,285,794	61,880,690	59,926,073

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Pacific Funds ESG Core Bond (1)		Pacific Funds Strategic Income (1)		Pacific Funds Floating Rate Income (1)		Pacific Funds High Income (1)
	Year Ended 3/31/2023	Year Ended 3/31/2022	Year Ended 3/31/2023	Year Ended 3/31/2022	Year Ended 3/31/2023	Year Ended 3/31/2022	Year Ended 3/31/2023	Year Ended 3/31/2022

Class A
Shares sold			3,098,699	6,683,029	11,796,832	17,247,416	311,720	258,391
Dividends and distribution reinvested			438,090	356,863	1,818,510	803,790	36,846	32,710
Shares repurchased			(5,890,225)	(3,847,686)	(14,124,037)	(6,490,346)	(360,533)	(323,539)
Net increase (decrease)			(2,353,436)	3,192,206	(508,695)	11,560,860	(11,967)	(32,438)
Beginning shares outstanding			12,279,364	9,087,158	29,085,089	17,524,229	692,141	724,579
Ending shares outstanding			9,925,928	12,279,364	28,576,394	29,085,089	680,174	692,141

Class C
Shares sold			1,201,935	2,477,374	4,003,254	4,464,380	12,438	17,417
Dividends and distribution reinvested			230,197	183,921	681,910	267,346	5,155	5,927
Shares repurchased			(2,405,666)	(1,762,792)	(4,150,009)	(2,469,159)	(48,705)	(79,580)
Net increase (decrease)			(973,534)	898,503	535,155	2,262,567	(31,112)	(56,236)
Beginning shares outstanding			7,179,017	6,280,514	11,321,933	9,059,366	131,258	187,494
Ending shares outstanding			6,205,483	7,179,017	11,857,088	11,321,933	100,146	131,258

Class I
Shares sold	173,040	493,360	7,768,110	13,380,914	110,636,729	117,488,947	1,337,276	2,872
Dividends and distribution reinvested	38,346	18,076	681,251	132,388	9,533,490	3,884,909	27,853	382
Shares repurchased	(29,708)	(179,907)	(9,036,790)	(1,654,682)	(150,379,366)	(35,894,397)	(1,183,853)	(500)
Net increase (decrease)	181,678	331,529	(587,429)	11,858,620	(30,209,147)	85,479,459	181,276	2,754
Beginning shares outstanding	1,584,981	1,253,452	13,067,925	1,209,305	190,164,924	104,685,465	8,788	6,034
Ending shares outstanding	1,766,659	1,584,981	12,480,496	13,067,925	159,955,777	190,164,924	190,064	8,788

Class P
Shares sold					4,644,343	4,583,286	474,812	263,399
Dividends and distribution reinvested					536,878	42,391	579,443	679,012
Shares repurchased					(7,467,410)	(121,039)	(8,019,666)	(1,462,828)
Net increase (decrease)					(2,286,189)	4,504,638	(6,965,411)	(520,417)
Beginning shares outstanding					5,486,979	982,341	13,772,372	14,292,789
Ending shares outstanding					3,200,790	5,486,979	6,806,961	13,772,372

Class I-2
Shares sold	91,322	—	63,402,693	78,013,830	145,206,834	148,542,651	1,934,422	1,758,421
Dividends and distribution reinvested	30,250	14,440	4,785,425	3,313,444	12,918,155	4,064,989	49,315	38,787
Shares repurchased	(91,732)	—	(65,659,710)	(39,939,340)	(144,117,282)	(42,420,594)	(1,704,390)	(1,494,129)
Net increase (decrease)	29,840	14,440	2,528,408	41,387,934	14,007,707	110,187,046	279,347	303,079
Beginning shares outstanding	1,267,892	1,253,452	113,616,036	72,228,102	183,612,794	73,425,748	683,072	379,993
Ending shares outstanding	1,297,732	1,267,892	116,144,444	113,616,036	197,620,501	183,612,794	962,419	683,072

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Pacific Funds Small/Mid-Cap (1)		Pacific Funds Small Cap (1)		Pacific Funds Small-Cap Value (1)
	Year Ended 3/31/2023	Year Ended 3/31/2022	Year Ended 3/31/2023	Year Ended 3/31/2022	Year Ended 3/31/2023	Year Ended 3/31/2022

Class A
Shares sold	410,750	149,461	15,454	12,435	98,165	75,109
Dividends and distribution reinvested	576,976	77,769	—	6,382	9,956	3,072
Shares repurchased	(814,543)	(311,842)	(15,019)	(53,782)	(104,553)	(24,792)
Net increase (decrease)	173,183	(84,612)	435	(34,965)	3,568	53,389
Beginning shares outstanding	1,231,339	1,315,951	131,072	166,037	244,685	191,296
Ending shares outstanding	1,404,522	1,231,339	131,507	131,072	248,253	244,685

Class C
Shares sold	23,784	37,723	6,017	12,588	7,508	11,307
Dividends and distribution reinvested	265,210	39,561	—	2,429	1,769	913
Shares repurchased	(288,625)	(115,367)	(15,716)	(11,292)	(27,198)	(18,984)
Net increase (decrease)	369	(38,083)	(9,699)	3,725	(17,921)	(6,764)
Beginning shares outstanding	614,991	653,074	54,427	50,702	64,064	70,828
Ending shares outstanding	615,360	614,991	44,728	54,427	46,143	64,064

Class R6
Shares sold	—	145,838	—	128,279	—	132,275
Dividends and distribution reinvested	23,902	—	—	—	3,590	182
Shares repurchased	(35,340)	(175,100)	(31,191)	(128,275)	(23,908)	(126,486)
Net increase (decrease)	(11,438)	(29,262)	(31,191)	4	(20,318)	5,971
Beginning shares outstanding	59,220	88,482	116,992	116,988	106,384	100,413
Ending shares outstanding	47,782	59,220	85,801	116,992	86,066	106,384

Class I-2
Shares sold	909,036	2,063,190	127,038	829,811	109,542	151,001
Dividends and distribution reinvested	3,075,986	1,048,226	—	58,948	44,143	17,396
Shares repurchased	(7,797,313)	(9,465,424)	(722,446)	(416,173)	(160,950)	(92,776)
Net increase (decrease)	(3,812,291)	(6,354,008)	(595,408)	472,586	(7,265)	75,621
Beginning shares outstanding	11,455,764	17,809,772	1,171,018	698,432	1,258,217	1,182,596
Ending shares outstanding	7,643,473	11,455,764	575,610	1,171,018	1,250,952	1,258,217

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	PF Inflation Managed Fund		PF Managed Bond Fund		PF Short Duration Bond Fund		PF Emerging Markets Debt Fund
	Year Ended 3/31/2023	Year Ended 3/31/2022	Year Ended 3/31/2023	Year Ended 3/31/2022	Year Ended 3/31/2023	Year Ended 3/31/2022	Year Ended 3/31/2023	Year Ended 3/31/2022

Class P
Shares sold	557,309	1,501,983	8,277,151	709,388	20,036,603	279,189	221,381	171,086
Dividends and distributions reinvested	286,250	109,903	1,720,103	1,040,419	366,788	120,628	553,882	382,266
Shares repurchased	(1,448,577)	(482,370)	(11,362,017)	(11,496,806)	(3,729,731)	(2,547,877)	(1,644,590)	(2,465,211)
Net increase (decrease)	(605,018)	1,129,516	(1,364,763)	(9,746,999)	16,673,660	(2,148,060)	(869,327)	(1,911,859)
Beginning shares outstanding	4,466,423	3,336,907	41,798,118	51,545,117	7,469,281	9,617,341	5,535,619	7,447,478
Ending shares outstanding	3,861,405	4,466,423	40,433,355	41,798,118	24,142,941	7,469,281	4,666,292	5,535,619

	PF Growth Fund		PF Large-Cap Value Fund		PF Small-Cap Growth Fund		PF Small-Cap Value Fund
	Year Ended 3/31/2023	Year Ended 3/31/2022	Year Ended 3/31/2023	Year Ended 3/31/2022	Year Ended 3/31/2023	Year Ended 3/31/2022	Year Ended 3/31/2023	Year Ended 3/31/2022

Class P
Shares sold	6,238,602	615,016	2,975,067	972,331	868,174	376,505	1,665,514	143,063
Dividends and distributions reinvested	3,273,846	660,506	1,184,365	1,486,633	—	439,628	1,921,984	1,254,846
Shares repurchased	(3,131,075)	(1,694,987)	(5,451,436)	(3,273,280)	(1,795,707)	(587,947)	(6,448,643)	(2,345,664)
Net increase (decrease)	6,381,373	(419,465)	(1,292,005)	(814,316)	(927,533)	228,186	(2,861,145)	(947,755)
Beginning shares outstanding	5,446,936	5,866,401	13,120,287	13,934,603	3,158,946	2,930,760	9,842,533	10,790,288
Ending shares outstanding	11,828,309	5,446,936	11,828,282	13,120,287	2,231,413	3,158,946	6,981,388	9,842,533

	PF Emerging Markets Fund		PF International Growth Fund		PF International Small-Cap Fund		PF International Value Fund
	Year Ended 3/31/2023	Year Ended 3/31/2022	Year Ended 3/31/2023	Year Ended 3/31/2022	Year Ended 3/31/2023	Year Ended 3/31/2022	Year Ended 3/31/2023	Year Ended 3/31/2022

Class P
Shares sold	1,315,076	287,086	702,261	282,079	41,572	3,168,959	450,186	5,113,482
Dividends and distributions reinvested	517,674	1,247,379	66,060	2,719,026	109,396	1,222,568	235,714	107,458
Shares repurchased	(4,481,909)	(2,312,955)	(3,353,773)	(1,749,041)	(5,933,393)	(367,681)	(4,847,895)	(393,220)
Net increase (decrease)	(2,649,159)	(778,490)	(2,585,452)	1,252,064	(5,782,425)	4,023,846	(4,161,995)	4,827,720
Beginning shares outstanding	8,752,012	9,530,502	5,492,630	4,240,566	7,195,543	3,171,697	9,102,676	4,274,956
Ending shares outstanding	6,102,853	8,752,012	2,907,178	5,492,630	1,413,118	7,195,543	4,940,681	9,102,676

	PF Multi-Asset Fund		PF Real Estate Fund
	Year Ended 3/31/2023	Year Ended 3/31/2022	Year Ended 3/31/2023	Year Ended 3/31/2022

Class P
Shares sold	2,079,003	4,278,246	720,781	2,044,575
Dividends and distributions reinvested	1,950,192	37,238,664	90,254	17,122
Shares repurchased	(23,492,162)	(14,438,738)	(1,748,315)	(399,808)
Net increase (decrease)	(19,462,967)	27,078,172	(937,280)	1,661,889
Beginning shares outstanding	112,419,527	85,341,355	3,554,197	1,892,308
Ending shares outstanding	92,956,560	112,419,527	2,616,917	3,554,197

(1)	Advisor Class shares were renamed to Class I-2 shares on August 1, 2022.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

15. SUBSEQUENT EVENTS

Subsequent to the end of the fiscal year of the Trust, the Board of the Trust and the shareholders of record of the following Funds, approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) pursuant to which each series of the Trust identified below (each, a “PF Acquired Fund”) reorganized (each, a “Reorganization”) with and into a newly created corresponding shell fund within the Aristotle Funds Series Trust (each, an “Aristotle Acquiring Fund”), a registered investment company series trust which is not affiliated with the Trust.

PF Acquired Fund		Aristotle Acquiring Fund
Pacific Funds SM Portfolio Optimization Conservative	⇨	Aristotle Portfolio Optimization Conservative Fund
Pacific Funds SM Portfolio Optimization Moderate-Conservative	⇨	Aristotle Portfolio Optimization Moderate Conservative Fund
Pacific Funds SM Portfolio Optimization Moderate	⇨	Aristotle Portfolio Optimization Moderate Fund
Pacific Funds SM Portfolio Optimization Growth	⇨	Aristotle Portfolio Optimization Growth Fund
Pacific Funds SM Portfolio Optimization Aggressive-Growth	⇨	Aristotle Portfolio Optimization Aggressive Growth Fund
Pacific Funds SM Ultra Short Income	⇨	Aristotle Ultra Short Income Fund
Pacific Funds SM Short Duration Income	⇨	Aristotle Short Duration Income Fund
Pacific Funds SM Core Income	⇨	Aristotle Core Income Fund
Pacific Funds SM ESG Core Bond	⇨	Aristotle ESG Core Bond Fund
Pacific Funds SM Strategic Income	⇨	Aristotle Strategic Income Fund
Pacific Funds SM Floating Rate Income	⇨	Aristotle Floating Rate Income Fund
Pacific Funds SM High Income	⇨	Aristotle High Yield Bond Fund
Pacific Funds SM Small/Mid-Cap	⇨	Aristotle Small/Mid-Cap Equity Fund
Pacific Funds SM Small-Cap and Pacific Funds SM Small-Cap Value	⇨	Aristotle Small-Cap Equity Fund II
PF Growth Fund	⇨	Aristotle Growth Equity Fund

Effective April 17, 2023, each of the Aristotle Acquiring Funds acquired all of the assets and liabilities of the PF Acquired Funds, respectively, as outlined below in a tax-free reorganization for Federal tax purposes, pursuant to the Plan of Reorganization approved by the Board and shareholders of record of the PF Acquired Funds as of the applicable record date. Aristotle Capital Management, LLC and/or Pacific Life shared the costs of the Reorganization.

Concurrently on April 17, 2023, each of the following remaining series of the Trust (collectively, the “Liquidated Funds”) were liquidated pursuant to plans of liquidation approved by the Trust’s Board: PF Inflation Managed Fund, PF Managed Bond Fund, PF Short Duration Bond Fund, PF Emerging Markets Debt Fund, PF Large-Cap Value Fund, PF Small-Cap Growth Fund, PF Small-Cap Value Fund, PF Emerging Markets Fund, PF International Growth Fund, PF International Small-Cap Fund, PF International Value Fund, PF Multi-Asset Fund and PF Real Estate Fund.

As a result of the reorganization or liquidation of all of the series of the Trust as discussed above, there are no longer any assets, funds or shareholders of the Trust effective April 17, 2023. As a result, the Trust plans to file an application for deregistration with the U.S. Securities and Exchange Commission and a certificate of cancelation with the state of Delaware.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

Pacific Funds Series Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Pacific Funds Series Trust (the “Trust”) comprising the Pacific FundsSM Portfolio Optimization Conservative, Pacific FundsSM Portfolio Optimization Moderate-Conservative, Pacific FundsSM Portfolio Optimization Moderate, Pacific FundsSM Portfolio Optimization Growth, Pacific FundsSM Portfolio Optimization Aggressive-Growth, Pacific FundsSM Ultra Short Income, Pacific FundsSM Short Duration Income, Pacific FundsSM Core Income, Pacific Funds SM Strategic Income, Pacific FundsSM Floating Rate Income, Pacific FundsSM High Income, Pacific FundsSM ESG Core Bond, Pacific FundsSM Small/Mid-Cap, Pacific FundsSM Small-Cap, Pacific FundsSM Small-Cap Value, PF Inflation Managed Fund, PF Managed Bond Fund, PF Short Duration Bond Fund, PF Emerging Markets Debt Fund, PF Growth Fund, PF Large-Cap Value Fund, PF Small-Cap Growth Fund, PF Small-Cap Value Fund, PF Emerging Markets Fund, PF International Growth Fund, PF International Small-Cap Fund, PF International Value Fund, PF Multi-Asset Fund, and PF Real Estate Fund (the “Funds”), including the schedules of investments, as of March 31, 2023; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Funds, except Pacific FundsSM Ultra Short Income and Pacific FundsSM ESG Core Bond; the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below for Pacific FundsSM Ultra Short Income and Pacific FundsSM ESG Core Bond; and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds listed above constituting the Trust as of March 31, 2023, and the results of their operations for the year then ended (or for the period listed in the table below), the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the Pacific Funds Series Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Pacific FundsSM Ultra Short Income	For the year ended March 31, 2023.	For the years ended March 31, 2023 and 2022.	For the years ended March 31, 2023, 2022 and 2021 and for the period from June 28, 2019 (commencement of operations) through March 31, 2020.
Pacific FundsSM ESG Core Bond	For the year ended March 31, 2023.	For the years ended March 31, 2023 and 2022.	For the year ended March 31, 2023 and 2022 and the period December 14, 2020 (commencement of operations) through March 31, 2021.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian, agent banks, transfer agent, and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

May 24, 2023

We have served as the auditor of one or more affiliated investment companies of Pacific Funds Series Trust since 1988.

E-1

PACIFIC FUNDS

OTHER TAX INFORMATION

(Unaudited)

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any) for each of the Funds that qualify for the dividends-received deductions for the fiscal year ended March 31, 2023 is as follows:

Fund	Percentage
Pacific Funds Portfolio Optimization Conservative	2.53%
Pacific Funds Portfolio Optimization Moderate-Conservative	4.90%
Pacific Funds Portfolio Optimization Moderate	10.81%
Pacific Funds Portfolio Optimization Growth	19.17%
Pacific Funds Portfolio Optimization Aggressive-Growth	58.46%
Pacific Funds Small/Mid-Cap	100.00%
Pacific Funds Small-Cap	100.00%
Pacific Funds Small-Cap Value	100.00%
PF Growth	100.00%
PF Large-Cap Value	100.00%
PF Small-Cap Value	100.00%
PF Emerging Markets	22.21%
PF International Growth	1.15%
PF Real Estate	3.07%

For the fiscal year ended March 31, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the 15% dividend income tax rate.

Fund	Percentage
Pacific Funds Portfolio Optimization Conservative	5.16%
Pacific Funds Portfolio Optimization Moderate-Conservative	10.49%
Pacific Funds Portfolio Optimization Moderate	21.70%
Pacific Funds Portfolio Optimization Growth	47.95%
Pacific Funds Portfolio Optimization Aggressive-Growth	100.00%
Pacific Funds Small/Mid-Cap	100.00%
Pacific Funds Small-Cap	100.00%
Pacific Funds Small-Cap Value	35.63%
PF Growth	100.00%
PF Large-Cap Value	100.00%
PF Small-Cap Value	100.00%
PF Emerging Markets	100.00%
PF International Growth	100.00%
PF International Small-Cap	100.00%
PF International Value	100.00%
PF Real Estate	2.10%

Shareholders should not use the above tax information to prepare their tax returns. The information will be included with your Form 1099 DIV which will be sent to you separately in January 2024. The Funds intend to pass through the maximum allowable percentages to shareholders.

The following Funds designated the listed amounts as long-term capital gains distributions during the fiscal year ended March 31, 2023. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Fund	Amount
Pacific Funds Portfolio Optimization Conservative	$11,118,430
Pacific Funds Portfolio Optimization Moderate-Conservative	28,911,564
Pacific Funds Portfolio Optimization Moderate	146,282,178
Pacific Funds Portfolio Optimization Growth	140,125,011
Pacific Funds Portfolio Optimization Aggressive-Growth	69,949,540
Pacific Funds Strategic Income	5,752,429
Pacific Funds Small/Mid-Cap	37,080,431
Pacific Funds Small-Cap Value	639,500
PF Growth	37,976,618
PF Large-Cap Value	10,759,300
PF Small-Cap Value	11,332,369
PF Emerging Markets	2,224,492
PF International Small-Cap	105,428
PF Multi-Asset	14,683,271
PF Real Estate	877,806

PACIFIC FUNDS

DISCLOSURE OF FUND EXPENSES

(Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur two types of costs: (1) transactions costs such as initial sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, which include advisory fees, administration fees, distribution and/or service fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire six-month period from October 1, 2022 to March 31, 2023.

ACTUAL EXPENSES

The first section of the table for each fund entitled “Actual Fund Return”, provides information about actual account values and actual expenses based on each fund’s actual performance and each fund’s actual expenses, after any applicable fee waivers and expense reimbursements (See Notes 6 and 7B in Notes to Financial Statements). The “Ending Account Value at 03/31/23” column shown is derived from the fund’s actual performance; the “Annualized Expense Ratio” column shows the fund’s actual annualized expense ratio; and the “Expenses Paid During the Period 10/01/22-03/31/23” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past six-month period from October 1, 2022 to March 31, 2023.

You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each fund in your account, simply divide that fund’s value by $1,000.00 (for example, an $8,600.00 fund value divided by $1,000.00 = 8.6), then multiply the result by the number given for your fund(s) in the “Expenses Paid During the Period 10/01/22-03/31/23”.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table for each fund, entitled “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and actual fund’s expenses, after any applicable fee waivers and expense reimbursements (See Notes 6 and 7B in Notes to Financial Statements). It assumes that the fund had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.

You may use the hypothetical example information to compare the ongoing costs of investing in the fund compared to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as initial sales charges (loads) or contingent deferred sales charges. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

	Beginning Account Value at 10/01/22	Ending Account Value at 03/31/23	Annualized Expense Ratio	Expenses Paid During the Period 10/01/22 - 03/31/23 (1)
Pacific Funds Portfolio Optimization Conservative (2)
Actual Fund Return

Class A	$1,000.00	$1,068.80	0.60%	$3.09

Class C	1,000.00	1,065.40	1.35%	6.95

Class I-2	1,000.00	1,070.20	0.35%	1.81

Hypothetical

Class A	$1,000.00	$1,021.94	0.60%	$3.02

Class C	1,000.00	1,018.20	1.35%	6.79

Class I-2	1,000.00	1,023.19	0.35%	1.77
Pacific Funds Portfolio Optimization Moderate-Conservative (2)
Actual Fund Return

Class A	$1,000.00	$1,089.10	0.60%	$3.13

Class C	1,000.00	1,084.40	1.35%	7.02

Class I-2	1,000.00	1,090.50	0.35%	1.82

Hypothetical

Class A	$1,000.00	$1,021.94	0.60%	$3.02

Class C	1,000.00	1,018.20	1.35%	6.79

Class I-2	1,000.00	1,023.19	0.35%	1.77
Pacific Funds Portfolio Optimization Moderate (2)
Actual Fund Return

Class A	$1,000.00	$1,107.70	0.60%	$3.15

Class C	1,000.00	1,105.20	1.35%	7.09

Class I-2	1,000.00	1,109.80	0.35%	1.84

Hypothetical

Class A	$1,000.00	$1,021.94	0.60%	$3.02

Class C	1,000.00	1,018.20	1.35%	6.79

Class I-2	1,000.00	1,023.19	0.35%	1.77
Pacific Funds Portfolio Optimization Growth (2)
Actual Fund Return

Class A	$1,000.00	$1,131.80	0.60%	$3.19

Class C	1,000.00	1,128.40	1.35%	7.16

Class I-2	1,000.00	1,133.40	0.35%	1.86

Hypothetical

Class A	$1,000.00	$1,021.94	0.60%	$3.02

Class C	1,000.00	1,018.20	1.35%	6.79

Class I-2	1,000.00	1,023.19	0.35%	1.77
Pacific Funds Portfolio Optimization Aggressive-Growth (2)
Actual Fund Return

Class A	$1,000.00	$1,150.70	0.60%	$3.22

Class C	1,000.00	1,147.50	1.35%	7.23

Class I-2	1,000.00	1,152.20	0.35%	1.88

Hypothetical

Class A	$1,000.00	$1,021.94	0.60%	$3.02

Class C	1,000.00	1,018.20	1.35%	6.79

Class I-2	1,000.00	1,023.19	0.35%	1.77
Pacific Funds Ultra Short Income
Actual Fund Return

Class I	$1,000.00	$1,025.10	0.32%	$1.62

Class I-2	1,000.00	1,025.10	0.32%	1.62

Hypothetical

Class I	$1,000.00	$1,023.34	0.32%	$1.61

Class I-2	1,000.00	1,023.34	0.32%	1.61

See explanation of references on page F-4

PACIFIC FUNDS

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

	Beginning Account Value at 10/01/22	Ending Account Value at 03/31/23	Annualized Expense Ratio	Expenses Paid During the Period 10/01/22 - 03/31/23 (1)
Pacific Funds Short Duration Income
Actual Fund Return

Class A	$1,000.00	$1,032.20	0.75%	$3.80

Class C	1,000.00	1,028.40	1.50%	7.59

Class I	1,000.00	1,033.80	0.45%	2.28

Class I-2	1,000.00	1,033.50	0.50%	2.53

Hypothetical

Class A	$1,000.00	$1,021.19	0.75%	$3.78

Class C	1,000.00	1,017.45	1.50%	7.54

Class I	1,000.00	1,022.69	0.45%	2.27

Class I-2	1,000.00	1,022.44	0.50%	2.52
Pacific Funds Core Income
Actual Fund Return

Class A	$1,000.00	$1,068.50	0.85%	$4.38

Class C	1,000.00	1,063.30	1.60%	8.23

Class I	1,000.00	1,070.10	0.55%	2.84

Class P	1,000.00	1,069.90	0.55%	2.84

Class I-2	1,000.00	1,068.90	0.55%	2.84

Hypothetical

Class A	$1,000.00	$1,020.69	0.85%	$4.28

Class C	1,000.00	1,016.95	1.60%	8.05

Class I	1,000.00	1,022.19	0.55%	2.77

Class P	1,000.00	1,022.19	0.55%	2.77

Class I-2	1,000.00	1,022.19	0.55%	2.77
Pacific Funds ESG Core Bond
Actual Fund Return

Class I	$1,000.00	$1,059.50	0.48%	$2.46

Class I-2	1,000.00	1,059.50	0.48%	2.46

Hypothetical

Class I	$1,000.00	$1,022.54	0.48%	$2.42

Class I-2	1,000.00	1,022.54	0.48%	2.42
Pacific Funds Strategic Income
Actual Fund Return

Class A	$1,000.00	$1,080.50	0.94%	$4.88

Class C	1,000.00	1,077.80	1.69%	8.75

Class I	1,000.00	1,082.60	0.64%	3.32

Class I-2	1,000.00	1,082.90	0.69%	3.58

Hypothetical

Class A	$1,000.00	$1,020.24	0.94%	$4.73

Class C	1,000.00	1,016.50	1.69%	8.50

Class I	1,000.00	1,021.74	0.64%	3.23

Class I-2	1,000.00	1,021.49	0.69%	3.48
Pacific Funds Floating Rate Income
Actual Fund Return

Class A	$1,000.00	$1,062.50	0.98%	$5.04

Class C	1,000.00	1,059.80	1.73%	8.88

Class I	1,000.00	1,063.90	0.68%	3.50

Class P	1,000.00	1,065.30	0.68%	3.50

Class I-2	1,000.00	1,063.70	0.73%	3.76

Hypothetical

Class A	$1,000.00	$1,020.04	0.98%	$4.94

Class C	1,000.00	1,016.31	1.73%	8.70

Class I	1,000.00	1,021.54	0.68%	3.43

Class P	1,000.00	1,021.54	0.68%	3.43

Class I-2	1,000.00	1,021.29	0.73%	3.68

	Beginning Account Value at 10/01/22	Ending Account Value at 03/31/23	Annualized Expense Ratio	Expenses Paid During the Period 10/01/22 - 03/31/23 (1)
Pacific Funds High Income
Actual Fund Return

Class A	$1,000.00	$1,091.80	0.95%	$4.95

Class C	1,000.00	1,088.00	1.70%	8.85

Class I	1,000.00	1,092.60	0.65%	3.39

Class P	1,000.00	1,093.40	0.65%	3.39

Class I-2	1,000.00	1,093.00	0.70%	3.65

Hypothetical

Class A	$1,000.00	$1,020.19	0.95%	$4.78

Class C	1,000.00	1,016.45	1.70%	8.55

Class I	1,000.00	1,021.69	0.65%	3.28

Class P	1,000.00	1,021.69	0.65%	3.28

Class I-2	1,000.00	1,021.44	0.70%	3.53
Pacific Funds Small/Mid-Cap
Actual Fund Return

Class A	$1,000.00	$1,135.30	1.20%	$6.39

Class C	1,000.00	1,131.70	1.95%	10.36

Class R6	1,000.00	1,137.10	0.85%	4.53

Class I-2	1,000.00	1,137.50	0.95%	5.06

Hypothetical

Class A	$1,000.00	$1,018.95	1.20%	$6.04

Class C	1,000.00	1,015.21	1.95%	9.80

Class R6	1,000.00	1,020.69	0.85%	4.28

Class I-2	1,000.00	1,020.19	0.95%	4.78
Pacific Funds Small-Cap
Actual Fund Return

Class A	$1,000.00	$1,138.20	1.20%	$6.40

Class C	1,000.00	1,133.10	1.95%	10.37

Class R6	1,000.00	1,139.80	0.85%	4.53

Class I-2	1,000.00	1,138.30	0.95%	5.06

Hypothetical

Class A	$1,000.00	$1,018.95	1.20%	$6.04

Class C	1,000.00	1,015.21	1.95%	9.80

Class R6	1,000.00	1,020.69	0.85%	4.28

Class I-2	1,000.00	1,020.19	0.95%	4.78
Pacific Funds Small-Cap Value
Actual Fund Return

Class A	$1,000.00	$1,120.40	1.20%	$6.34

Class C	1,000.00	1,116.80	1.95%	10.29

Class R6	1,000.00	1,121.90	0.85%	4.50

Class I-2	1,000.00	1,122.50	0.95%	5.03

Hypothetical

Class A	$1,000.00	$1,018.95	1.20%	$6.04

Class C	1,000.00	1,015.21	1.95%	9.80

Class R6	1,000.00	1,020.69	0.85%	4.28

Class I-2	1,000.00	1,020.19	0.95%	4.78
PF Inflation Managed Fund
Actual Fund Return

Class P	$1,000.00	$1,053.60	0.62%	$3.17

Hypothetical

Class P	$1,000.00	$1,021.84	0.62%	$3.13

See explanation of references on page F-4

PACIFIC FUNDS

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

	Beginning Account Value at 10/01/22	Ending Account Value at 03/31/23	Annualized Expense Ratio	Expenses Paid During the Period 10/01/22 - 03/31/23 (1)
PF Managed Bond Fund
Actual Fund Return

Class P	$1,000.00	$1,045.80	0.55%	$2.81

Hypothetical

Class P	$1,000.00	$1,022.19	0.55%	$2.77
PF Short Duration Bond Fund
Actual Fund Return

Class P	$1,000.00	$1,022.50	0.55%	$2.77

Hypothetical

Class P	$1,000.00	$1,022.19	0.55%	$2.77
PF Emerging Markets Debt Fund
Actual Fund Return

Class P	$1,000.00	$1,120.90	0.88%	$4.65

Hypothetical

Class P	$1,000.00	$1,020.54	0.88%	$4.43
PF Growth Fund
Actual Fund Return

Class P	$1,000.00	$1,149.70	0.70%	$3.75

Hypothetical

Class P	$1,000.00	$1,021.44	0.70%	$3.53
PF Large-Cap Value Fund
Actual Fund Return

Class P	$1,000.00	$1,146.90	0.80%	$4.28

Hypothetical

Class P	$1,000.00	$1,020.94	0.80%	$4.03
PF Small-Cap Growth Fund
Actual Fund Return

Class P	$1,000.00	$1,140.10	0.75%	$4.00

Hypothetical

Class P	$1,000.00	$1,021.19	0.75%	$3.78
PF Small-Cap Value Fund
Actual Fund Return

Class P	$1,000.00	$1,092.10	0.92%	$4.80

Hypothetical

Class P	$1,000.00	$1,020.34	0.92%	$4.63
PF Emerging Markets Fund
Actual Fund Return

Class P	$1,000.00	$1,265.00	0.95%	$5.36

Hypothetical

Class P	$1,000.00	$1,020.19	0.95%	$4.78
PF International Growth Fund
Actual Fund Return

Class P	$1,000.00	$1,268.40	0.97%	$5.49

Hypothetical

Class P	$1,000.00	$1,020.09	0.97%	$4.89
PF International Small-Cap Fund
Actual Fund Return

Class P	$1,000.00	$1,259.90	1.09%	$6.14

Hypothetical

Class P	$1,000.00	$1,019.50	1.09%	$5.49

	Beginning Account Value at 10/01/22	Ending Account Value at 03/31/23	Annualized Expense Ratio	Expenses Paid During the Period 10/01/22 - 03/31/23 (1)
PF International Value Fund
Actual Fund Return

Class P	$1,000.00	$1,298.90	0.80%	$4.59

Hypothetical

Class P	$1,000.00	$1,020.94	0.80%	$4.03
PF Multi-Asset Fund
Actual Fund Return

Class P	$1,000.00	$1,166.10	0.51%	$2.75

Hypothetical

Class P	$1,000.00	$1,022.39	0.51%	$2.57
PF Real Estate Fund
Actual Fund Return

Class P	$1,000.00	$1,055.80	0.90%	$4.61

Hypothetical

Class P	$1,000.00	$1,020.44	0.90%	$4.53

(1)

Expenses paid during the period are equal to the fund’s annualized expense ratio (shown in table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year or applicable period, then divided by 365 days.

(2)	The annualized expense ratios for the Portfolio Optimization Funds do not include fees and expenses of the Funds in which they invest (see Note 1 in Notes to Financial Statements).

PACIFIC FUNDS

TRUSTEES AND OFFICERS INFORMATION

(Unaudited)

The business and affairs of the Pacific Funds Series Trust (which may be referred to as “Pacific Funds” or the “Trust”) are managed under the direction of the Board of Trustees under the Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below, effective April 1, 2023. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Trust and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Fund Advisors LLC, a wholly-owned subsidiary of Pacific Life. The Trust’s Statement of Additional Information includes additional information about the trustees. For information on availability of the Trust’s Statement of Additional Information, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

The address of each trustee and officer is c/o Pacific Funds Series Trust, 700 Newport Center Drive, Newport Beach, CA 92660.

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios In Fund Complex Overseen**

INDEPENDENT TRUSTEES

Nooruddin (Rudy) Veerjee Year of birth 1958	Trustee since 9/13/05 and Chairman of the Board since 04/01/22	Trustee (1/05 to present) and Chairman of the Board (4/22 to present) of Pacific Select Fund. Formerly: President of Transamerica Insurance and Investment Group; President of Transamerica Asset Management; Chairman and Chief Executive Officer of Transamerica Premier Funds (Mutual Fund); and Director of various Transamerica Life Companies.	84

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Select Fund; Independent Trustee (2/15 to present) and Chair of the Board (1/22 to present) of Matthews Asia Funds. Formerly: Member of the Board of Directors of LandAmerica Financial Group, Inc.; President and Chief Executive Officer of Zurich Life; Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd.; Managing Director of Scudder Kemper Investments; Member of the Advisory Council to the Trust for Public Land in Maine; Member of the Board of Directors of Make-A-Wish of Maine.	84

Andrew J. Iseman Year of birth 1964	Trustee since 6/10/19	Trustee (3/19 to present) of Pacific Select Fund; Advisory Council Member of The TIFIN Group (11/20 to present); Director of CrowdOptic (8/21 to 11/22); Member of the Board of DeBourgh Manufacturing Company (12/21 to present). Formerly: Consultant to the Trust; Chief Executive Officer and Senior Adviser of Scout Investments; President and Interested Trustee of Scout Funds.	84

Paul A. Keller Year of birth 1954	Trustee since 6/20/16	Trustee (6/16 to present) of Pacific Select Fund; Independent Trustee (8/10 to present) and Chairman of the Board (8/19 to present) of Fenimore Asset Management Trust (FAM Funds); Business Consultant (7/10 to present) (sole proprietor); Certified Public Accountant in New York (1982 to present). Formerly: Partner of McGladrey & Pullen LLP; Partner of PricewaterhouseCoopers LLP; Adjunct Professor of Accounting of SUNY College at Old Westbury; Interim Chief Financial Officer of The Leon Levy Foundation.	84

Lucie H. Moore Year of birth 1956	Trustee since 6/13/01	Trustee (10/98 to present) of Pacific Select Fund; Member of the Board of Trustees (2014 to present) of Azusa Pacific University; Member of the Board of Trustees (2016 to present) of Pacifica Christian High School Orange County. Formerly: Partner of Gibson, Dunn & Crutcher (Law); Member of the Board of Trustees of Sage Hill School; Member of the Board of Trustees of The Pegasus School; Member of the Advisory Board of Court Appointed Special Advocates (CASA) of Orange County.	84

PACIFIC FUNDS

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios In Fund Complex Overseen**

INTERESTED PERSONS

Adrian S. Griggs Year of birth 1966	Chief Executive Officer since 1/01/18, President and Trustee since 4/01/22	Chief Operating Officer (1/17 to present) and Executive Vice President (4/12 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Chief Operating Officer (1/17 to present), Executive Vice President (4/12 to present) and Director (1/16 to present) of Pacific Life; and Chief Executive Officer (1/18 to present), President (4/22 to present) and Trustee (4/22 to present) of Pacific Select Fund.	84

Howard T. Hirakawa Year of birth 1962	Senior Vice President since 12/10/14	Senior Vice President (4/14 to present) of Pacific Life Fund Advisors LLC; and Senior Vice President (12/14 to present) of Pacific Select Fund.	84

Audrey L. Cheng Year of birth 1975	Vice President and General Counsel since 4/01/23 and Assistant Secretary since 1/01/20	Vice President (4/23 to present) and Assistant Vice President (9/11 to 3/23) of Pacific Life; Vice President (4/23 to present), Fund Advisor General Counsel (4/23 to present), and Assistant Secretary (4/23 to present) of Pacific Life Fund Advisors, LLC; Vice President (4/23 to present), General Counsel (4/23 to present), and Assistant Secretary (1/20 to present) of Pacific Select Fund.	84

Laurene E. MacElwee Year of birth 1966	Vice President since 4/04/05 and Assistant Secretary since 6/13/01	Chief Compliance Officer (7/22 to present), Vice President (4/11 to present) and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; Vice President (4/11 to present) of Pacific Life; Vice President (12/11 to present) and Assistant Secretary (4/05 to present) of Pacific Select Fund.	84

Benjamin D. Wiesenfeld Year of birth 1977	Vice President and Chief Compliance Officer since 7/01/22	Vice President (7/22 to present) and Assistant Vice President (6/20 to 7/22) of Pacific Life; Chief Compliance Officer (7/22 to present) and Deputy Chief Compliance & Ethics Officer (1/21 to 7/22) of Pacific Select Fund; Chief Compliance Officer (10/20 to present) of Pacific Select Distributors, LLC; Chief Compliance Officer (8/18 to 11/19) of Oakmark Funds.	84

Carleton J. Muench Year of birth 1973	Vice President since 11/30/06	Vice President (4/14 to present) of Pacific Life Fund Advisors LLC; and Vice President (12/14 to present) of Pacific Select Fund.	84

Starla C. Yamauchi Year of birth 1970	Secretary and Vice President since 1/04/23	Secretary (1/23 to present), Assistant Vice President (11/21 to present), and Assistant Secretary (8/15 to 1/23) of Pacific Life; Secretary (1/23 to present), Assistant Vice President (11/21 to present), and Assistant Secretary (5/16 to 1/23) of Pacific LifeCorp; Secretary (1/23 to present), Assistant Vice President (5/22 to present), and Assistant Secretary (5/16 to 1/23) of Pacific Mutual Holding Company; Secretary (1/23 to present), Assistant Vice President (1/23 to present) and Assistant Secretary (5/19 to 1/23) of Pacific Select Distributors, LLC; Secretary (1/23 to present) and Assistant Vice President (1/23 to present) of Pacific Select Fund.	84

Trevor T. Smith Year of birth 1975	Vice President since 3/23/16 and Treasurer since 4/01/18	Assistant Vice President (1/17 to present) of Pacific Life; Principal Financial Officer (3/23 to present) and Principal Operations Officer (3/23 to present) of Pacific Select Distributors, LLC; and Assistant Vice President (3/16 to present) and Treasurer (4/18 to present) of Pacific Select Fund.	84

Bonnie J. Boyle Year of birth 1974	Vice President and Assistant Treasurer since 1/01/20	Director (6/17 to present) of Pacific Life; Assistant Vice President and Assistant Treasurer (1/20 to present) of Pacific Select Fund.	84

PACIFIC FUNDS

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios In Fund Complex Overseen**

INTERESTED PERSONS (Continued)

Kevin W. Steiner Year of birth 1975	Vice President since 1/01/13	Assistant Vice President (4/12 to present) of Pacific Life Fund Advisors LLC; and Assistant Vice President (1/13 to present) of Pacific Select Fund.	84

Mark Karpe Year of birth 1968	Vice President and Assistant Secretary since 4/01/23	Assistant Vice President and Managing Assistant General Counsel (4/15 to present) of Pacific Life; Assistant Vice President and Assistant Secretary (4/23 to present) of Pacific Select Fund.	84

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of April 1, 2023, the “Fund Complex” consisted of Pacific Select Fund (55 funds) and Pacific Funds Series Trust (29 funds).

PACIFIC FUNDS

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

The Trust has a liquidity risk management program (the “Program”). The Trust’s Board of Trustees (the “Board”) has designated the Liquidity Oversight Committee (the “Committee”) of Pacific Life Fund Advisors LLC (the “Investment Adviser”) as the administrator of the Program. Personnel of the Investment Adviser conduct the day-to-day operation of the Program pursuant to policies and procedures administered by the Committee.

Under the Program, the Committee manages the liquidity risk of each Fund of the Trust. Liquidity risk is the risk that a Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in that Fund. This risk is managed by monitoring the degree of liquidity of each Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The Committee’s process for determining the degree of liquidity of each Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the Committee regarding the operation and effectiveness of the Program for the period January 1, 2022 through December 31, 2022. The report included, among other information, each Fund’s (i) investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed market conditions; (ii) short-term and long- term cash flow projections during both normal and reasonably foreseeable stressed conditions; and (iii) holdings of cash and cash equivalents, as well as relevant borrowing arrangements.

The report indicated periods of volatility across various markets, though no significant liquidity events impacting any Fund were noted in the report. In addition, the Committee provided its assessment that the Program had been effective in managing each Fund’s liquidity risk.

PACIFIC FUNDS SERIES TRUST

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS

(Unaudited)

I. Introduction and Background

The Board of Trustees (the “Trustees” or “Board”) of Pacific Funds Series Trust (“Pacific Funds” or the “Trust”) oversees the management of each of the separate funds of the Trust (each a “Fund” and collectively, the “Funds”) and, as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves and, after the initial period, determines annually whether to renew the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Fund Advisors LLC (“PLFA”) and each sub-advisory agreement (the “Sub-Advisory Agreements,” together with the Advisory Agreement, as may be amended from time to time, the “Agreements”) between the Trust, PLFA and the various sub-advisers, including affiliated sub-advisers, if any (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). PLFA serves as the investment adviser for all of the Funds. PLFA also currently directly manages Pacific Funds Portfolio Optimization Conservative, Pacific Funds Portfolio Optimization Moderate-Conservative, Pacific Funds Portfolio Optimization Moderate, Pacific Funds Portfolio Optimization Growth and Pacific Funds Portfolio Optimization Aggressive-Growth (the “Asset Allocation Funds”), as well as a portion of the PF Multi-Asset Fund (together with the Asset Allocation Funds, the “Directly Managed Funds”). For the collateral portion of the PF Multi-Asset Fund and all other Funds, PLFA has retained affiliated or unaffiliated investment management firms to serve as Sub-Advisers under PLFA’s oversight (the “Sub-Advised Funds”). The Board, including all of the Trustees who are not “interested persons” of the Trust, PLFA, the Sub-Advisers or the distributor, as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Agreements at a meeting of the Trustees held on December 14, 2022.

At this meeting and other meetings throughout the year, the Board considered information (both written and oral) provided to assist it in its review of the Agreements and made assessments with respect to each Agreement. The Board requested, received and reviewed written materials from PLFA and each Sub-Adviser that were submitted in response to request letters from the Independent Trustees and supporting materials relating to those questions and responses, as well as additional responses related to any follow-up requests from the Independent Trustees. In addition, the Board received presentations about the Funds throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, which included reports on Fund performance, expenses, fee comparisons, investment advisory and portfolio management services, compliance, and other services provided to the Funds by PLFA and the Sub-Advisers. The Board also reviewed financial and profitability information regarding PLFA and the Sub-Advisers and information regarding the organization and operations of each entity, such as their compliance monitoring, portfolio trading and brokerage practices, risk management, business continuity plan, cybersecurity and the personnel providing investment management and administrative services to each Fund. The Board considered the services provided to the Funds under the Agreements and the fees and expenses incurred by and charged to (or expected to be incurred by and charged to) the Funds under the Agreements.

The Board noted that as the investment adviser, PLFA, in addition to directly managing certain portfolios, provides a broad range of services to the Trust, including among others: overseeing and coordinating the activities of Sub-Advisers and other third-party service providers, evaluating Sub-Advisers in connection with its recommendations to the Board to hire or terminate Sub-Advisers, making regulatory filings (including disclosure and financial filings) on behalf of the Trust, monitoring fund performance, performing risk oversight of the Funds, providing the Board with information and reports as may be requested, providing valuation support, administering the Trust’s liquidity risk management program and derivatives risk management program, providing compliance-related services and providing personnel and office space to the Trust. These responsibilities are described in more detail below. The Trustees also considered that PLFA incurs substantial reputational, financial, litigation, regulatory and business risks by serving as investment adviser. The Board took into account that PLFA and its affiliates provide additional services to the Funds under other affiliated service agreements that are essential for the operation of the Funds and that although PLFA and its affiliates are separately compensated under those affiliated service agreements, these additional services are provided in connection with PLFA’s advisory relationship with the Funds.

The Board reviewed data provided by PLFA that was gathered from various independent providers of investment company data to provide the Board with information regarding the Funds’ investment performance, advisory fees and expense information (both on an absolute basis and compared to peers). Additionally, the Independent Trustees retained an independent consultant (“Independent Consultant”) with substantial industry experience in providing investment company boards with analysis to assist directors and trustees with their annual 15(c) review process, to assist the Trustees with certain of their analyses and to provide other relevant information. In connection with the analysis, the Independent Consultant utilized and provided the Independent Trustees with information obtained from independent service providers as well as from other sources.

Additionally, the Trustees considered that PLFA had advised them that its parent company had entered into an agreement whereby its affiliated Sub-Adviser, Pacific Asset Management, would be acquired by another firm, and that as part of this acquisition, PLFA would be proposing the reorganization and/or liquidation of all of the series of the Trust at a special meeting to be held in the very near future.

The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the materials presented and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed Agreements. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the Agreements. In the case of the Independent Trustees, certain factors were considered in light of the legal advice furnished to them by independent legal counsel and information from the Independent Consultant that they had retained. This discussion is not intended to be all-inclusive.

PACIFIC FUNDS SERIES TRUST

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

II. Annual Consideration and Approval of Investment Advisory and Sub-Advisory Agreements

In evaluating the Advisory Agreement and each Sub-Advisory Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

A. Nature, Extent and Quality of Services

PLFA –The Trustees considered the depth and quality of PLFA’s investment management process, including its process to evaluate Sub-Advisers in connection with its recommendations to the Board to hire or terminate Sub-Advisers, its monitoring and oversight of the Sub-Advisers, and the benefits to shareholders of retaining PLFA and continuing the Advisory Agreement in light of the nature, extent, and quality of the services that have been provided by PLFA since the Advisory Agreement was last renewed. The Trustees considered the overall financial strength and stability of PLFA and its ability to continue to provide a high level and quality of services to the Funds. They also considered PLFA’s responsiveness to questions or concerns raised by the Trustees throughout the year, including PLFA’s willingness to consider and implement investment and operational changes designed to improve investment results and the services provided to the Funds and their shareholders. The Trustees noted that, with respect to certain portfolios, PLFA had implemented a derivatives risk management program in accordance with Rule 18f-4 under the 1940 Act. The Trustees also noted that the Board had designated PLFA as its “valuation designee” to perform fair valuation determinations in accordance with Rule 2a-5 under the 1940 Act. The Trustees considered that throughout the first half of 2022, PLFA spent considerable time and effort developing and preparing to implement Rule 18f-4 and Rule 2a-5 requirements and completed all necessary revisions to policies, procedures and/or reports as necessary to comply with the new rules by their effective dates.

The Trustees noted that officers and employees of PLFA regularly consult with, and report to, the Board regarding the investment management services provided to the Funds. The Trustees considered the experience, capability and integrity of PLFA’s senior management and other key personnel. The Trustees noted that the investment, legal, compliance, risk management and accounting professionals of PLFA and its affiliates have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance and risk analysis, security valuation and fund accounting. The Trustees took into account the scope of services provided by PLFA under the Advisory Agreement. The Trustees considered that although PLFA is separately compensated under an administration agreement for time spent on Fund matters by certain legal, compliance and accounting professionals of PLFA and its affiliates for services outside of the scope of the Advisory Agreement, these services are being provided as a result of PLFA’s advisory relationship with the Funds. The Trustees further considered PLFA’s continuing need and ability to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide appropriate investment management, compliance, risk management and monitoring services for the Funds. The Trustees also considered the additional resources that PLFA has continued to invest in in order to enhance its management and oversight of the Funds, including additional tools designed to ensure the Funds’ compliance with new laws and regulations. The Trustees considered that PLFA employs a well-defined method of comparing and evaluating the performance of the Asset Allocation Funds and continues to employ resources to refine that method. In addition, the Trustees considered PLFA’s sub-adviser research and performance monitoring processes and the role of PLFA’s internal conflicts review committee in considering and evaluating potential conflicts of interest with regard to Sub-Adviser selection and asset allocation.

Directly Managed Funds – The Trustees considered the services provided by PLFA in rendering investment management services for those Funds for which the day-to-day investment management is provided by PLFA. The Trustees considered that PLFA is responsible for identifying investments for each Directly Managed Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for each Directly Managed Fund. The Trustees also considered that PLFA has been designated as the valuation designee for the Directly Managed Funds and is responsible for the valuation of portfolio securities, including, but not limited to, the review of custodian pricing files, research and analysis related to fair valued securities and due diligence oversight of pricing vendors. The Trustees additionally noted that PLFA is responsible for evaluating and voting proxies for portfolio holdings of the Directly Managed Funds. With respect to the Asset Allocation Funds, the Trustees also considered, among other things, PLFA’s experience, resources and expertise in analyzing the composition of the various Funds that serve as investment options for the Asset Allocation Funds (collectively, the “Underlying Funds”) and in developing an asset allocation that is appropriate for each Asset Allocation Fund’s investment objectives and risk profile. The Trustees considered, in this regard, the tools and resources used by PLFA in constructing its asset allocation models. The Trustees considered that PLFA had previously engaged a third-party consulting firm to review PLFA’s asset allocation process, and that the firm had reported favorably on PLFA’s asset allocation capabilities. With respect to the PF Multi-Asset Fund, the Trustees also considered PLFA’s trading-related and valuation responsibilities.

The Trustees also considered that PLFA provides certain additional services to the Funds outside of the scope of the Advisory Agreement under an administration agreement and that such services are essential for the administration and operation of the Funds, including administration of the Funds’ compliance program. In this regard, the Trustees considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations with respect to the Directly Managed Funds, its attention to matters that may involve conflicts of interest between itself and a Fund, and that all material rebalancing of PLFA’s asset allocation models are presented to an internal conflicts review committee that considers and evaluates potential conflicts of interest in the allocation among the Underlying Funds. The Trustees considered the report of PLFA’s internal conflicts review committee and also reviewed information provided throughout the year on PLFA’s compliance policies and procedures, its compliance history, and received reports from the Trust’s Chief Compliance Officer (“CCO”) on compliance by PLFA with applicable laws and regulations. The Trustees also reviewed information on any responses by PLFA to regulatory and compliance developments throughout the year. The Trustees further noted the compliance monitoring conducted by PLFA on an ongoing basis and noted the development of additional procedures and systems necessary to maintain compliance with applicable laws and regulations as well as the resources that PLFA dedicates to these programs. The Trustees considered that the CCO has in place a systematic process for periodically reviewing PLFA’s written compliance policies and procedures, including the assessment of PLFA’s compliance program as required

PACIFIC FUNDS SERIES TRUST

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

by Rule 38a-1 under the 1940 Act and PLFA’s code of ethics. The Trustees also considered that PLFA continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advised Funds – The Trustees considered that PLFA recommends to the Board the hiring and termination of Sub-Advisers and performs the associated due diligence relating to such recommendations, the risk and performance oversight of the Sub-Advisers performed by PLFA and the fact that PLFA provides valuation support and has been designated as the valuation designee for Sub-Advised Funds. The Trustees noted PLFA’s responsibilities in rendering services to the Sub-Advised Funds and the fact that PLFA monitors and evaluates the performance of the Sub-Advisers in comparison to each Fund’s investment objective as well as to appropriate benchmark indices and groups of peer funds. The Trustees also considered that PLFA monitors each Sub-Advised Fund’s adherence to its investment objectives and policies. The Trustees noted that PLFA provides the Board with periodic and special reports related to each Sub-Advised Fund’s performance and PLFA’s investment monitoring and evaluation. The Trustees also considered PLFA’s process in continuously analyzing and, from time to time as necessary and appropriate, recommending for consideration by the Board, the termination of a Sub-Advisory Agreement with a Sub-Adviser and the replacement of a Sub-Adviser.

For both the Directly Managed Funds and Sub-Advised Funds, the Trustees considered the high quality of the products, information, analyses and services provided by PLFA to the Funds, including return analysis, attribution analysis, risk analysis and/or stress testing, preparation of periodic performance and other reports, assessment of liquidity, analysis of derivatives, including the ongoing operation of the derivatives risk management program, and coordination and oversight of other service providers to the Trust. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Trust and its shareholders, including regulatory developments and their potential impact on the Trust. Additionally, the Board considered how the Adviser’s business continuity plan has operated during the ongoing COVID-19 pandemic and the updates it provided to the Board on how the business continuity plans of Sub-Advisers and other third-party service providers were operating.

The Trustees considered the analyses conducted by PLFA of the Underlying Funds and a Sub-Adviser’s management of an Underlying Fund in the broader context of asset allocation strategies intended to target certain return and risk characteristics. The Trustees noted that PLFA has historically recommended new Underlying Funds or changes to existing Underlying Funds that PLFA believed would contribute to the Asset Allocation Funds’ targeted return and risk objectives. The Trustees also took into account PLFA’s continuing analysis of the Underlying Funds and each Sub-Adviser’s investment performance for the impact on broader asset allocation strategies for the Asset Allocation Funds.

The Trustees considered the depth and quality of PLFA’s monitoring and oversight of the Sub-Advisers. The Board noted that PLFA monitors numerous investment, performance, and risk metrics for the Funds. The Trustees considered PLFA’s continued investment in, and development of, its research and analytical capabilities, including investments in personnel and enhanced analytical tools for assessing Fund performance and the performance of the Sub-Advisers, including analytical tools relating to return analysis, risk analysis, and Fund performance attribution and reporting on such matters to the Trustees. The Trustees noted that PLFA uses these tools to analyze a Fund’s performance and risk profile and identify Funds that are underperforming as well as those that are performing well, and to analyze the Funds’ performance against various measures. The Board considered that PLFA also conducts various analyses to assess the sources of and reasons for performance. Additionally, the Trustees noted that PLFA has worked to customize performance reporting for Funds depending on their investment strategy to include the most relevant data. The Board noted that PLFA provides the Board with analyses of these data over rolling periods to assist the Board in identifying trends in Fund performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance. The Trustees also noted that PLFA has developed effective methods for tracking the Sub-Advisers’ investment style consistency, for analyzing the use of derivatives by Sub-Advisers and for monitoring Fund liquidity.

In making their assessments, the Trustees considered that PLFA has historically exercised diligence in monitoring the performance of the Sub-Advisers, and has recommended and taken measures to attempt to remedy continued relative underperformance by a Fund when PLFA and the Trustees believed it to be appropriate. The Trustees also considered the significant work performed by PLFA in conducting searches for new Sub-Advisers to replace existing Sub-Advisers where appropriate or to manage new Funds in the Trust.

The Board also noted that PLFA conducts regular due diligence on Sub-Advisers involving in-person meetings and virtual or on-site visits, video meetings and telephonic meetings to gather information that PLFA uses to gain an in-depth understanding of a Sub-Adviser’s investment process and to seek to identify issues that may be relevant to a Sub-Adviser’s services to a Fund or a Fund’s performance, including, but not limited to, a Sub-Adviser’s investment process, investment capabilities, resources and personnel, the financial strength of a Sub-Adviser, significant staffing changes that could affect a Fund, material changes in a Sub-Adviser’s assets under management, compliance and regulatory concerns, best execution review and portfolio security valuation support.

The Trustees considered the time and attention paid by PLFA to matters involving the valuation of Fund securities for the Sub-Advised Funds and its designation as valuation designee for the Sub-Advised Funds. The Trustees considered that PLFA has established a Valuation Oversight Committee that is responsible for, among other things, researching and evaluating information regarding securities that are not actively or publicly traded, valuing securities subject to a trading halt or for which a market quotation is not readily available or is determined to be unreliable, the valuation of equity securities traded in foreign markets, oversight of and due diligence on pricing vendors and the development of alternate valuation methodologies.

The Trustees considered PLFA’s oversight, review and analysis of trade execution reports and trends in trade execution for the Sub-Advised Funds. The Trustees noted that PLFA works with a third-party transaction cost analysis consultant that provides statistical analysis on portfolio trading, and that PLFA presents information about the Funds’ portfolio trading costs to the Board annually and, where warranted, engages in a dialogue with personnel of a Sub-Adviser on trading costs and the quality of execution. The Board also noted that PLFA conducts regular review

PACIFIC FUNDS SERIES TRUST

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

and analysis of each Sub-Adviser’s use of research obtained with commissions paid to broker-dealers for executing portfolio transactions (“soft dollars”) and presents information about the Sub-Advisers’ use of soft dollars to the Board annually and, where deemed necessary, discusses such soft dollar use with Sub-Advisers.

The Trustees also considered PLFA’s implementation of transition management programs when handling significant changes in the Funds, such as cash movements between the Funds arising from reallocations by the Asset Allocation Funds and the transition of Fund assets from one Sub-Adviser to another, including steps taken by PLFA to reduce transaction costs associated with a Fund transition. The Trustees considered that PLFA coordinates the onboarding process for new Sub-Advisers and oversees the establishment of necessary accounts and documentation for the Sub-Advisers to begin managing Fund assets.

In addition to the services described above, the Trustees also considered the compliance monitoring that PLFA and its affiliates conduct on the Sub-Advisers and the commitment of PLFA and its affiliates to those programs and PLFA’s efforts to keep the Trustees informed about the compliance programs of Sub-Advisers. In this regard, the Trustees reviewed information and reports from the Trust’s CCO on compliance by the Sub-Advisers with applicable laws and regulations. The Trustees considered that the CCO has in place a systematic process for periodically reviewing each Sub-Adviser’s written compliance policies and procedures, including the assessment of each Sub-Adviser’s compliance program as required by Rule 38a-1 under the 1940 Act, and each Sub-Adviser’s code of ethics. The Trustees considered that PLFA is compensated under the administration agreement for the administration of the Funds’ compliance program. The Trustees also considered that each Sub-Adviser continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advisers. The Trustees considered the benefits to shareholders of retaining each Sub-Adviser and continuing the Sub-Advisory Agreements for the Sub-Advisers, particularly in light of the nature, extent, and quality of the services that have been provided by the Sub-Advisers. The Trustees considered the services provided by each Sub-Adviser in rendering investment management services to a Sub-Advised Fund. The Trustees considered that each Sub-Adviser is responsible for identifying investments for a Sub-Advised Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for a Sub-Advised Fund. The Trustees also considered that each Sub-Adviser is responsible for evaluating and voting proxies for portfolio holdings of a Sub-Advised Fund. The Trustees considered the quality of the portfolio management services which have benefited and should continue to benefit the Sub-Advised Funds and their shareholders, the organizational depth and resources of the Sub-Advisers, including the background and experience of each Sub-Adviser’s management personnel, and the expertise of each Sub-Adviser’s portfolio management team, as well as the investment methodology used by the Sub-Adviser. The Trustees also considered that each Sub-Adviser provides PLFA with information that assists PLFA in performing its oversight role, including information about the Sub-Adviser’s compliance program.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PLFA and each Sub-Adviser.

B. Investment Results

The Trustees considered the investment results of each Fund in light of its investment objective, investment strategies and market conditions. The Trustees compared each Fund’s total returns with the total returns of a group of appropriate peer funds (each a “Selected Performance Peer Group”), which were selected by an Independent Consultant, with input from PLFA, using data from third-party data vendor Morningstar, and the Trustees reviewed a description of the Independent Consultant’s methodology for selecting the peer funds in each Selected Performance Peer Group. In addition, with respect to Funds other than the Asset Allocation Funds, the Trustees compared each Fund’s total returns with the total returns of the Fund’s broad-based market index, sector index, composite index or an alternative index selected by the Independent Consultant, as applicable (each, a “primary benchmark”). With respect to the Asset Allocation Funds, the Trustees compared each Fund’s total returns with the total returns of a custom benchmark that is comprised of certain broad-based market indices based on the broad asset class target allocations for the Fund. The Trustees took into account the views of the Independent Consultant that the custom benchmarks appeared to be reasonable benchmarks for performance reporting purposes.

The information provided to the Trustees included each Fund’s performance record for the one-, three-, five- and ten-year or since inception periods ended September 30, 2022, as available, compared to the applicable benchmark and Selected Performance Peer Group. The Trustees placed greater emphasis on a Fund’s performance against peers as opposed to an unmanaged index.

The Trustees considered the performance of each Fund on a case-by-case basis and noted that some Funds had outperformed their Selected Performance Peer Group over certain periods and/or exceeded the return of their respective benchmark while others underperformed their Selected Performance Peer Group over certain periods and/or trailed the return of their respective benchmark. In considering each Fund’s investment results, the Board placed greater emphasis on each Fund’s longer-term performance track record rather than shorter-term performance. The Board also took into account that each Fund’s track record is measured as of a specific date, and that track records can vary as of different measurement dates. When reviewing a Fund’s performance against its Selected Performance Peer Group, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the Selected Performance Peer Group. With respect to actively managed Funds, when reviewing a Fund’s performance against its benchmark, the Board took into account the potential differences in portfolio construction between the Fund and such benchmark as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks.

Therefore, in reviewing a Fund that is currently underperforming its Selected Performance Peer Group and/or its benchmark, the Trustees also considered the broader perspective of the Fund’s performance over varying time periods, the market conditions experienced during the periods under review, as well as the outlook for the Fund going forward in light of expected future market conditions. In the case of the Underlying Funds, the Board also took into account the views of PLFA about the role of a particular Fund within a broader asset allocation

PACIFIC FUNDS SERIES TRUST

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

strategy for the Asset Allocation Funds. Where there had been a change in Sub-Adviser for a Fund, the Board took into account that the current Sub-Adviser was only responsible for certain portions of the Fund’s performance record. The Trustees discussed with PLFA the fact that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues that may warrant consideration of corrective action. The Trustees discussed these Funds with representatives of PLFA, including an assessment of the investment approach used by the Sub-Advisers, and the investment approach used by PLFA with respect to the Directly Managed Funds, as well as the oversight and monitoring by PLFA as the investment adviser, to gain an understanding of any recurring or material underperformance and to assess whether any actions would be appropriate. In addition, the Board considered any specific actions that PLFA or a Sub-Adviser has taken, or agreed to take, to seek to enhance the investment performance of a Fund, and the results of those actions.

In reviewing the performance of each Fund, the Board took into account, among other things, the Fund’s performance track record. The following summary highlights certain, but not all, relevant facts considered by the Board with respect to the Fund’s performance track record.

PF Growth Fund

The Fund underperformed its Selected Performance Peer Group median for the one- and three-year periods and outperformed for the five- and ten-year periods and ranked in the third quintile of its Peer Group for the one- and three-year periods and the first quintile for the five- and ten-year periods.

PF Large-Cap Value Fund

The Fund underperformed its Selected Performance Peer Group median for the one- and ten-year periods and outperformed for the three- and five-year periods and ranked in the fourth quintile of its Peer Group for the one-year period and the third quintile for the three-, five- and ten-year periods. The Board also considered that PLFA has highlighted the Fund and will closely monitor it for improved performance.

Pacific Funds Small/Mid-Cap

The Fund underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and ranked in the fifth quintile of its Peer Group for the one- and three-year periods and the fourth quintile for the five-year period. In evaluating the performance of the Fund, the Board considered that PLFA had advised them that it was planning to propose a reorganization of the Fund in the very near future, which would result in a new adviser and sub-adviser if approved by the Board and shareholders of the Fund. The Board further considered that PLFA had represented that if the reorganization did not occur within a specified period of time, it would begin evaluating replacement sub-advisers.

Pacific Funds Small-Cap

The Fund underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and ranked in the fifth quintile of its Peer Group for the one-, three- and five-year periods. In evaluating the performance of the Fund, the Board considered that PLFA had advised them that it was planning to propose a reorganization of the Fund in the very near future, which would result in a new adviser and sub-adviser if approved by the Board and shareholders of the Fund. The Board further considered that PLFA had represented that if the reorganization did not occur within a specified period of time, it would begin evaluating replacement sub-advisers.

PF Small-Cap Growth Fund

The Fund underperformed its Selected Performance Peer Group median for the one-, three- and ten-year periods and outperformed for the five-year period and ranked in the fourth quintile of its Peer Group for the one- and ten-year periods, the third quintile for the three-year period and the first quintile for the five-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund only since June 2020.

PF Small-Cap Value Fund

The Fund underperformed its Selected Performance Peer Group median for the one-year period, performed in line for the three- and five-year periods and outperformed for the ten-year period and ranked in the fifth quintile of its Peer Group for the one-year period, the third quintile for the three- and five-year periods and the second quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser co-managed the Fund with another firm from May 2014 to October 2015 and since October 2015 has been the sole Sub-Adviser, and that prior to May 2014 another firm managed the Fund.

Pacific Funds Small-Cap Value

The Fund underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and ranked in the fourth quintile of its Peer Group for the one-year period and in the fifth quintile for the three- and five-year periods. In evaluating the performance of the Fund, the Board considered that PLFA had advised them that it was planning to propose a reorganization of the Fund in the very near future, which would result in a new adviser and sub-adviser if approved by the Board and shareholders of the Fund. The Board further considered that PLFA had represented that if the reorganization did not occur within a specified period of time, it would begin evaluating replacement sub-advisers.

PF Emerging Markets Fund

The Fund underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the fourth quintile of its Peer Group for the one- and five-year periods, the fifth quintile for the three-year period and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods, noting that very recent underperformance, caused in part due to overweight positions in Russia, has impacted medium-to longer-term performance. The Board took into account that recent performance has improved and that PLFA has added the Fund to its “watch list” and will closely monitor it for continued improved performance.

PACIFIC FUNDS SERIES TRUST

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

PF Emerging Markets Debt Fund

The Fund outperformed its Selected Performance Peer Group for the one-, three- and ten-year periods and underperformed for the five-year period and ranked in the first quintile of its Peer Group for the one-year period, the second quintile for the three- and ten-year periods and the third quintile for the five-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund only since October 2021.

PF International Growth Fund

The Fund outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-, five- and ten-year periods and ranked in second quintile of its Peer Group for the one-year period, the fourth quintile for the three-year period and the third quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund only since October 2021.

PF International Small-Cap Fund

The Fund outperformed the Selected Performance Peer Group median for the one- and three-year periods and underperformed for the five-year period and ranked in the second quintile of its Peer Group for the one- and three-year periods and the fourth quintile for the five-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund only since November 2021.

PF International Value Fund

The Fund outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the first quintile of its Peer Group for the one- and three-year periods and the second quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2017.

PF Multi-Asset Fund

The Fund underperformed its Selected Performance Peer Group median for the one- and three-year periods and ranked in the fifth quintile of its Peer Group for the one- and three-year periods. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods and PLFA’s future outlook for the Fund, including the fact that the Fund is still adding value to the Asset Allocation Funds, which is its primary purpose. The Board also considered that PLFA has added the Fund to its “watch list” and will closely monitor it for improved performance.

PF Real Estate Fund

The Fund outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the first quintile of its Peer Group for the one-, three- and five-year periods and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2018.

Pacific Funds Core Income

The Fund outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the second quintile of its Peer Group for the one-, three-, five- and ten-year periods.

Pacific Funds ESG Core Bond

The Fund underperformed its Selected Performance Peer Group median for the one-year period and ranked in the third quintile of its Peer Group for the one-year period.

Pacific Funds Floating Rate Income

The Fund outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the first quintile of its Peer Group for the one-, five- and ten-year periods and the second quintile for the three-year period.

Pacific Funds High Income

The Fund underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and outperformed for the ten-year period and ranked in the third quintile of its Peer Group for the one-, three-, five- and ten-year periods.

PF Inflation Managed Fund

The Fund performed in line with its Selected Performance Peer Group median for the one-year period, underperformed for the three-year period and outperformed for the five- and ten-year periods and ranked in the third quintile of its Peer Group for the one- and ten-year periods, the fourth quintile for the three-year period and the second quintile for the five-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser co-managed the Fund with another firm from January 2015 to October 2016 and since October 2016 has been the sole Sub-Adviser.

PF Managed Bond Fund

The Fund underperformed its Selected Performance Peer Group median for the one-, three-, and five-year periods and outperformed for the ten-year period and ranked in the fifth quintile of its Peer Group for the one-, three- and five-year periods and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that one of the Fund’s co-Sub-Advisers was the sole Sub-Adviser from the Fund’s inception until 2014, and that the other co-Sub-Adviser has co-managed the Fund since 2014. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time

PACIFIC FUNDS SERIES TRUST

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

periods and PLFA’s future outlook for the Fund. The Board also considered that PLFA has added the Fund to its “watch list” and will closely monitor it for improved performance.

PF Short Duration Bond Fund

The Fund outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period and ranked in the second quintile of its Peer Group for the one-, three- and five-year periods and the fourth quintile for the ten-year period.

Pacific Funds Short Duration Income

The Fund outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the first quintile of its Peer Group for the one-, three-, five- and ten-year periods.

Pacific Funds Strategic Income

The Fund outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the third quintile of its Peer Group for the one-year period and the first quintile for the three-, five- and ten-year periods.

Pacific Funds Ultra Short Income

The Fund outperformed its Selected Performance Peer Group median for the one- and three-year periods and ranked in the third quintile of its Peer Group for the one-year period and the first quintile for the three-year period.

Pacific Funds Portfolio Optimization Aggressive-Growth

The Fund underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the fifth quintile of its Peer Group for the one- and ten-year periods and the fourth quintile for the three- and five-year periods. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods. The Board also discussed and considered the enhancements PLFA has made, and continues to make, to address performance. The Board also considered that PLFA had advised them that it was planning to propose a reorganization of the Fund in the very near future, which would result in a new adviser and certain changes in the Fund’s investment strategies if approved by the Board and shareholders of the Fund.

Pacific Funds Portfolio Optimization Conservative

The Fund underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the fifth quintile of its Peer Group for the one-year period and the fourth quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods. The Board also discussed and considered the enhancements PLFA has made, and continues to make, to address performance. The Board also considered that PLFA had advised them that it was planning to propose a reorganization of the Fund in the very near future, which would result in a new adviser and certain changes in the Fund’s investment strategies if approved by the Board and shareholders of the Fund.

Pacific Funds Portfolio Optimization Growth

The Fund underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the fifth quintile of its Peer Group for the one-, three- and five-year periods and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods. The Board also discussed and considered the enhancements PLFA has made, and continues to make, to address performance. The Board also considered that PLFA had advised them that it was planning to propose a reorganization of the Fund in the very near future, which would result in a new adviser and certain changes in the Fund’s investment strategies if approved by the Board and shareholders of the Fund.

Pacific Funds Portfolio Optimization Moderate-Conservative

The Fund underperformed its Selected Performance Peer Group median for the one-, five- and ten-year periods and outperformed for the three-year period and ranked in the fifth quintile of its Peer Group for the one-year period, the third quintile for the three- and five-year periods and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods. The Board also discussed and considered the enhancements PLFA has made, and continues to make, to address performance. The Board also considered that PLFA had advised them that it was planning to propose a reorganization of the Fund in the very near future, which would result in a new adviser and certain changes in the Fund’s investment strategies if approved by the Board and shareholders of the Fund.

Pacific Funds Portfolio Optimization Moderate

The Fund underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the fifth quintile of its Peer Group for the one-year period and the fourth quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods. The Board also discussed and considered the enhancements PLFA has made, and continues to make, to address performance. The Board also considered that PLFA had advised them that it was planning to propose a reorganization of the Fund in the very near future, which would result in a new adviser and certain changes in the Fund’s investment strategies if approved by the Board and shareholders of the Fund.

*****

PACIFIC FUNDS SERIES TRUST

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

The Trustees reviewed the monitoring of each Sub-Advisers’ investment results by PLFA, including PLFA’s historical practice of recommending to the Trustees a change in Sub-Adviser when circumstances warrant. Generally, the Trustees noted that there continues to be a record of well-managed Funds that are appropriate to serve as Underlying Funds for the Asset Allocation Funds and that the Asset Allocation Funds provide a range of professionally managed asset allocation investment options. The Trustees considered the steps PLFA has taken to seek to improve performance of the Asset Allocation Funds, including ongoing assessment of asset allocation determinations, diversifying asset class investment options by adding additional Underlying Funds, and adding or changing Sub-Advisers to the Underlying Funds. The Trustees also noted that the Funds continue to deliver the investment style as disclosed to shareholders. The Trustees also noted the use by investors of the Asset Allocation Funds and the benefits the Asset Allocation Funds provide for shareholders generally.

The Board concluded that PLFA continues to have a long record of effectively managing a multi-manager fund group and asset allocation funds designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that PLFA was appropriately implementing each Fund’s investment objective either directly or through the selection of Sub-Advisers and that PLFA’s record in managing each Fund indicates that PLFA’s continued management, as well as the continuation of the respective Sub-Advisory Agreements, will benefit each Fund and its shareholders.

C. Advisory Fees and Total Expense Ratios

The Trustees requested, received and reviewed information from PLFA relating to the advisory fees paid by the Funds and the sub-advisory fees paid by PLFA, including the portion of the advisory fees paid to each Sub-Adviser as compared to the portion retained by PLFA. The Trustees considered the nature and quality of the services provided by PLFA and also considered the nature and quality of services provided by each Sub-Adviser. The Independent Trustees also requested and reviewed information from the Independent Consultant along with the Independent Consultant’s analysis of advisory fees, sub-advisory fees and certain Fund net expenses, excluding any applicable service or distribution fees, which were selected by the Independent Consultant for purposes of the peer group expense comparisons (“Operating Expenses”). The Trustees reviewed the advisory fees, sub-advisory fees and Operating Expenses of each Fund and compared advisory fees and expenses with the fees and expense levels of a group of appropriate peer funds identified by the Independent Consultant (each a “Selected Expense Peer Group”). The Trustees reviewed a description of the Independent Consultant’s methodology for constructing the Selected Expense Peer Groups, noting that each Selected Expense Peer Group includes a group of similarly-sized funds with comparable strategies from a universe of funds that (i) included both sub-advised and directly managed funds; (ii) excluded funds that are managed with non-standard business models and expense structures; and (iii) excluded index funds. With respect to the Asset Allocation Funds, the Selected Expense Peer Group information is used to review the Funds’ expenses, excluding acquired fund fees and expenses, to the peer group. The Trustees also compared the net expense ratio (including acquired fund fees and expenses) for these funds with the average net expense ratio of funds in the Morningstar Category determined to be similar to the relevant Asset Allocation Fund (“Comparable Peer Fund Average”).

A summary of certain comparative fee and expense information considered by the Trustees for each Fund is provided below.

PF Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Large-Cap Value Fund

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Pacific Funds Small/Mid-Cap

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Pacific Funds Small-Cap

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Small-Cap Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PACIFIC FUNDS SERIES TRUST

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

PF Small-Cap Value Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Pacific Funds Small-Cap Value

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Emerging Markets Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PF Emerging Markets Debt Fund

The Trustees considered that (a) the advisory fee for the Fund (before waivers) is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fifth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund (net of waivers) are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.05% of its advisory fee.

PF International Growth Fund

The Trustees considered that (a) the advisory fee for the Fund (before waivers) is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund (net of waivers) are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.03% of its advisory fee.

PF International Small-Cap Fund

The Trustees considered that (a) the advisory fee for the Fund (before waivers) is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund (net of waivers) are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.015% of its advisory fee.

PF International Value Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PF Multi-Asset Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Real Estate Fund

The Trustees considered that (a) the advisory fee for the Fund (before waivers) is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund (net of waivers) are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.15% of its advisory fee.

Pacific Funds Core Income

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that had the effect of reducing the Fund’s advisory fee based on the Fund having attained varying higher asset levels.

PACIFIC FUNDS SERIES TRUST

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Pacific Funds ESG Core Bond

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Pacific Funds Floating Rate Income

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that had the effect of reducing the Fund’s advisory fee based on the Fund having attained varying higher asset levels.

Pacific Funds High Income

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

PF Inflation Managed Fund

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group.

PF Managed Bond Fund

The Trustees considered that (a) the advisory fee for the Fund (before waivers) is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund (net of waivers) are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.0075% of its advisory fee.

PF Short Duration Bond Fund

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group.

Pacific Funds Short Duration Income

The Trustees considered that (a) the advisory fee for the Fund is slightly greater the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that had the effect of reducing the Fund’s advisory fee based on the Fund having attained varying higher asset levels.

Pacific Funds Strategic Income

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that had the effect of reducing the Fund’s advisory fee based on the Fund having attained varying higher asset levels.

Pacific Funds Ultra Short Income

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Pacific Funds Portfolio Optimization Aggressive-Growth

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer

PACIFIC FUNDS SERIES TRUST

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Group; and (c) the net expense ratio was greater than the Comparable Peer Fund Average. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Portfolio Optimization Conservative

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was greater than the Comparable Peer Fund Average. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Portfolio Optimization Growth

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was greater than the Comparable Peer Fund Average. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Portfolio Optimization Moderate-Conservative

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was greater than the Comparable Peer Fund Average. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Portfolio Optimization Moderate

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was greater than the Comparable Peer Fund Average. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

*****

During their review, the Trustees considered that all of the Funds were subject to contractual expense limitations on certain operating expenses agreed to by PLFA.

The Trustees also considered information from the Sub-Advisers regarding the comparative sub-advisory fees charged under other investment advisory contracts for similarly managed accounts, such as contracts of each Sub-Adviser with other similarly managed registered investment companies or other types of clients. The Trustees noted that in many cases there were differences in the level of services provided to the Funds by the Sub-Advisers and that the level of services provided by these Sub-Advisers on these other accounts differed due to the nature of the accounts or because there were other reasons to support the difference in fees, such as an affiliation between the Sub-Adviser and the account. These differences often explained variations in fee schedules. The Trustees were mindful that, with the exception of the affiliated Sub-Adviser, the Sub-Advised Funds’ fee rates were the result of arms’-length negotiations between PLFA and the Sub-Advisers. For the affiliated Sub-Adviser, the Trustees took into account the fact that the Sub-Advised Funds’ fee rates were not the subject of an arms’-length negotiation with PLFA, but considered information relating to competitive fees charged by similarly managed funds. In all cases, the Trustees considered that all sub-advisory fees are paid by PLFA and are not paid directly by a Fund.

The Board concluded that the advisory fees, sub-advisory fees and total expenses of each Fund were fair and reasonable.

D. Costs, Level of Profits and Economies of Scale

The Trustees reviewed information provided by PLFA regarding PLFA’s costs of sponsoring and operating the Funds and information regarding the profitability of PLFA from each Fund. For the Sub-Advised Funds, the Trustees also reviewed information provided by the Sub-Advisers regarding their costs in managing the Sub-Advised Funds and their profitability from the Funds.

PLFA and the Sub-Advisers’ Costs and Profitability. The Trustees noted that, based on the data available, PLFA appears to be providing and operating products that are competitively priced with other funds, especially other multi-manager and asset allocation funds. The Trustees noted PLFA’s willingness to build its investment capabilities and to sponsor new funds that PLFA believed would benefit the Asset Allocation Funds, despite the potential subsidies required by PLFA during a new Fund’s start-up phase. The Trustees also noted that the analysis of the Trust’s profitability to PLFA supported a conclusion that PLFA’s costs and profitability are reasonable, whether considered inclusive or exclusive of distribution costs.

PACIFIC FUNDS SERIES TRUST

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

The Trustees also reviewed information provided regarding the structure and manner in which PLFA’s investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered PLFA’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. The Trustees also considered the organizational strengths of the Sub-Advisers and their ability to attract and retain investment personnel over time and to sustain the staffing of investment teams that provide services to the Sub-Advised Funds.

With respect to the Sub-Advisers, the Trustees noted that it was difficult in many cases to accurately determine or evaluate the Sub-Advisers’ costs and the profitability of the Sub-Advisory Agreements to the Sub-Advisers because of, among other things, the differences in the types and content of information provided by the Sub-Advisers, the fact that many Sub-Advisers manage substantial assets other than the Funds and, further, that any such assessment would involve assumptions regarding the Sub-Advisers’ expense allocation policies, capital structure, cost of capital, business mix and other factors.

Accordingly, in the case of the unaffiliated Sub-Advisers, the Trustees considered the data described above in light of the arms’-length nature of the relationship between PLFA and such Sub-Advisers with respect to the negotiation of fund sub-advisory fees and the fact that such fees are paid by PLFA.

Economies of Scale. The Trustees noted and considered the extent to which economies of scale are realized by PLFA and the Sub-Advisers as each Fund grows, and whether advisory fee levels reflect economies of scale if the Funds grow in size. The Trustees noted PLFA’s commitment to competitive total expenses of certain Funds through expense limitation agreements and, for certain Funds, through advisory fee waivers. The Trustees also noted PLFA’s and its affiliates’ consistent reinvestment in the business in the form of adding to investment capabilities and resources, improvements in technology, product innovations and customer service. The Trustees considered information relating to economies of scale provided by PLFA, PLFA’s willingness to discuss and evaluate the topic of economies of scale with the Trustees, and PLFA’s agreement to enter into advisory fee waivers for certain Asset Allocation Funds that create effective breakpoints at asset levels at which PLFA believes it will have attained a level of profit that can be shared with these Funds.

With respect to the Sub-Advised Funds, the Trustees considered that the advisory fee for each Fund was originally set at an amount that was intended to be highly competitive with peers to attract assets at the Fund’s inception. The Trustees also considered that some Sub-Advisers have agreed to breakpoints in their sub-advisory fee schedules. The Trustees noted that in subsidizing the expenses of the Funds from their inception and for many years, PLFA’s economics from the Sub-Advised Funds should be considered separate and apart from the economics of the Sub-Advisers. The Trustees also noted that shareholders will benefit from effective breakpoints for the Asset Allocation Funds.

The Trustees also considered PLFA’s willingness to reduce its own fees through certain advisory fee waivers and expense limitation agreements, whereby PLFA will reimburse the Funds for certain expenses that exceed stated expense caps. The Trustees considered that the advisory fee waivers effectively implement breakpoints in PLFA’s advisory fees were determined to be appropriate so as to share economies of scale or other cost savings that PLFA has attained.

The Trustees noted that PLFA and its affiliates had consistently reinvested in the business in the form of improvements in technology, product innovations, personnel and resources. The Trustees additionally noted that economies of scale were difficult to measure with precision, particularly on a Fund by Fund basis. This analysis is complicated by the additional services and content provided by PLFA and its affiliates through reinvestment in the business, as discussed above. The Trustees considered that the Funds are well managed and provide shareholders with sophisticated asset allocation investment options at reasonable fee levels. The Board noted that PLFA had taken steps to ensure that shareholders benefit by negotiating favorable terms with service providers.

The Board determined that PLFA and its affiliates are sharing economies of scale given its agreement to reduce its own fees through fee waivers as assets grow for certain Funds, its commitment to competitive total expenses of the Funds, and the consistent reinvestment in the business in the form of improvements in technology and other resources and investments in personnel. The Board considered that PLFA has not yet attained levels of profitability that warrant additional sharing of economies of scale for some Funds, including the Sub-Advised Funds, but noted that shareholders will benefit in the future from the effective breakpoints for the Asset Allocation Funds. The Board further considered that it will continue to review whether there are additional economies of scale that will be realized as the Funds grow that can be shared with shareholders. The Board concluded that the Funds’ cost structures were reasonable, and that overall profitability appeared reasonable at the current time. The Board further concluded that PLFA was sharing economies of scale with each Fund and its shareholders to their benefit.

E. Ancillary Benefits

The Trustees requested and received from PLFA and the Sub-Advisers information regarding other benefits received by PLFA, Pacific Life, the Sub-Advisers, and their affiliates as a result of their respective relationship with the Funds, including various service arrangements with PLFA affiliates, as well as commissions paid to broker-dealers affiliated with certain Sub-Advisers and the use of soft-dollars by certain of the Sub-Advisers. The Trustees also considered ancillary benefits received by Pacific Life and its affiliates from the Funds. The Trustees considered information regarding other significant economic relations between the Sub-Advisers and their affiliates and with PLFA and its affiliates and noted PLFA’s processes and procedures to identify and disclose such relationships and any potential conflicts of interest to the Board. The Trustees also considered PLFA’s and each Sub-Adviser’s strong practices and procedures with regard to managing conflicts of interest and ensuring that such conflicts do not prevent PLFA or the Sub-Advisers from acting in the best interests of the Funds and their shareholders.

The Board concluded that such benefits were consistent with those generally derived by mutual fund investment management organizations or were otherwise not unusual.

PACIFIC FUNDS SERIES TRUST

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

F. Conclusion

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including all of the Independent Trustees, concluded that: (i) the Advisory Agreement and each applicable Sub-Advisory Agreement are fair and reasonable with respect to each applicable Fund and its shareholders; (ii) that the renewal of the Advisory Agreement and each applicable Sub-Advisory Agreement would be in the best interests of each Fund and its shareholders; and (iii) the recommendation by PLFA to the Board to enter into each Sub-Advisory Agreement with respect to each Sub-Adviser was not inappropriately influenced by conflicts of interest. The Board did not indicate that any single factor was determinative of its decision to approve the Advisory Agreement and each applicable Sub-Advisory Agreement but indicated that the Board based its determination on the total mix of information available to it.

III. Other Sub-Advisory Agreement Approvals

At a meeting held on February 16, 2023, based upon a recommendation from PLFA, the Board, including all of the Independent Trustees, approved a new sub-advisory agreement with Rothschild with respect to each of the Pacific Funds Small-Cap, Pacific Funds Small-Cap Value and Pacific Funds Small/Mid-Cap (the “Great Lakes Sub-Advisory Agreement”), effective upon the acquisition Rothschild & Co Asset Management US Inc. (“Rothschild”) by Great Lakes Advisors, LLC, a subsidiary of Wintrust Financial Corporation, which will result in the automatic termination of the current sub-advisory agreement dated January 11, 2016 (the “Rothschild Sub-Advisory Agreement”).

In evaluating the Great Lakes Sub-Advisory Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

•

The Rothschild Sub-Advisory Agreement was last approved by the Board, including all the Independent Trustees, at an in-person meeting on December 14, 2022, for a one-year renewal. In connection with that renewal, the Trustees reviewed information regarding the nature, extent and quality of services provided by Rothschild; the investment results of each Fund; the sub-advisory fees paid to Rothschild; Rothschild’s costs in managing each Fund and its profitability from each Fund; and other benefits received by Rothschild and its affiliates as a result of their relationship with the Funds.

•

Great Lakes informed the Board that, with one exception as discussed with the Board, all the existing portfolio managers are expected to continue to serve as portfolio managers under the Great Lakes Sub-Advisory Agreement.

•	There is expected to be no change in the nature, quality or level of services provided to each Fund.

•	The sub-advisory fee rates under the Great Lakes Sub-Advisory Agreement are the same as those under the Rothschild Sub-Advisory Agreement.

•

The Trust’s Chief Compliance Officer (“CCO”) had reviewed the written compliance policies and procedures and code of ethics of Great Lakes had provided an assessment of Great Lakes’ compliance program its code of ethics prior to the effectiveness of the Great Lakes Sub-Advisory Agreement.

•

That the Board had approved a reorganization of each Fund, which would result in a new adviser and sub-adviser, subject to shareholder approval, and that PLFA had represented that if the reorganization did not occur within a specified period of time, it would begin evaluating replacement sub-advisers.

•

That the Agreement was expected to be effective only for a very short period of time until consummation of the reorganizations and would facilitate the reorganizations by allowing Great Lakes to provide portfolio management oversight until the reorganizations were consummated and portfolio management responsibilities were transferred to Aristotle Investment Services, Inc.

Based on its review, including the consideration of each of the factors referred to above, the Board found that: (i) the Great Lakes Sub-Advisory Agreement is in the best interests of each Fund and its shareholders; and (ii) the compensation payable under the Great Lakes Sub-Advisory Agreement is fair and reasonable. No single factor was determinative of the Board’s findings, but rather the Trustees based their determination on the total mix of information available to them.

PACIFIC FUNDS

SPECIAL MEETINGS OF SHAREHOLDERS

(Unaudited)

As per shareholder notices dated February 28, 2023, a special meeting of the shareholders of Pacific Funds Series Trust (“Pacific Funds”) was held on April 10, 2023. As a result of this meeting, certain series of Pacific Funds were reorganized into series of Aristotle Funds Series Trust, an unaffiliated fund complex. The voting results are reflected below.

Pacific Funds Portfolio Optimization Conservative

In accordance with Rule 30e-1(b), under the Investment Company Act of 1940, Pacific Funds Series Trust (the “Trust”) is required to furnish certain information regarding any matters submitted to a vote of the Trust’s shareholders. Shareholders of record on February 10, 2023, representing 18,654,353 shares of Pacific Funds Portfolio Optimization Conservative were notified that a Special Meeting of Shareholders (the “Meeting”) of that Fund would be held on April 10, 2023. 40.35% of the outstanding shares of the Trust were voted at the Meeting. A brief description of the matters voted upon as well as the voting results of the aforementioned Meeting are outlined as follows:

Proposal #1 for Pacific Funds Portfolio Optimization Conservative:

To approve the Plan of Reorganization with respect to Pacific Funds Portfolio Optimization Conservative into the Aristotle Portfolio Optimization Conservative Fund.

	Votes For		Votes Against		Votes Withheld		Voted Shares

	Number	Percent*	Number	Percent*	Number	Percent*	Number	Percent*
Pacific Funds Portfolio Optimization Conservative	6,742,073	89.57%	124,747	1.66%	660,749	8.78%	7,527,569	100.00%

*	Based on total shares voted on April 10, 2023.

Proposal #2 for Pacific Funds Portfolio Optimization Conservative:

To approve the Plan of Reorganization with respect to PF Growth Fund into the Aristotle Growth Equity Fund.

	Votes For		Votes Against		Votes Withheld		Voted Shares

	Number	Percent*	Number	Percent*	Number	Percent*	Number	Percent*
Pacific Funds Portfolio Optimization Conservative	6,756,995	89.76%	111,364	1.48%	659,210	8.76%	7,527,569	100.00%

*	Based on total shares voted on April 10, 2023.

Pacific Funds Portfolio Optimization Moderate-Conservative

In accordance with Rule 30e-1(b), under the Investment Company Act of 1940, the Trust is required to furnish certain information regarding any matters submitted to a vote of the Trust’s shareholders. Shareholders of record on February 10, 2023, representing 25,156,983 shares of Pacific Funds Portfolio Optimization Moderate-Conservative were notified that a Special Meeting of Shareholders (the “Meeting”) of that Fund would be held on April 10, 2023. 41.25% of the outstanding shares of the Trust were voted at the Meeting. A brief description of the matters voted upon as well as the voting results of the aforementioned Meeting are outlined as follows:

Proposal #1 for Pacific Funds Portfolio Optimization Moderate-Conservative:

To approve the Plan of Reorganization with respect to Pacific Funds Portfolio Optimization Moderate-Conservative into the Aristotle Portfolio Optimization Moderate Conservative Fund.

	Votes For		Votes Against		Votes Withheld		Voted Shares

	Number	Percent*	Number	Percent*	Number	Percent*	Number	Percent*
Pacific Funds Portfolio Optimization Moderate-Conservative	9,531,579	91.84%	351,244	3.38%	495,375	4.77%	10,378,197	100.00%

*	Based on total shares voted on April 10, 2023.

Proposal #2 for Pacific Funds Portfolio Optimization Moderate-Conservative:

To approve the Plan of Reorganization with respect to PF Growth Fund into the Aristotle Growth Equity Fund.

	Votes For		Votes Against		Votes Withheld		Voted Shares

	Number	Percent*	Number	Percent*	Number	Percent*	Number	Percent*
Pacific Funds Portfolio Optimization Moderate-Conservative	9,533,022	91.86%	330,322	3.18%	514,853	4.96%	10,378,197	100.00%

*	Based on total shares voted on April 10, 2023.

PACIFIC FUNDS

SPECIAL MEETINGS OF SHAREHOLDERS (Continued)

(Unaudited)

Pacific Funds Portfolio Optimization Moderate

In accordance with Rule 30e-1(b), under the Investment Company Act of 1940, the Trust is required to furnish certain information regarding any matters submitted to a vote of the Trust’s shareholders. Shareholders of record on February 10, 2023, representing 79,374,849 shares of Pacific Funds Portfolio Optimization Moderate were notified that a Special Meeting of Shareholders (the “Meeting”) of that Fund would be held on April 10, 2023. 42.87% of the outstanding shares of the Trust were voted at the Meeting. A brief description of the matters voted upon as well as the voting results of the aforementioned Meeting are outlined as follows:

Proposal #1 for Pacific Funds Portfolio Optimization Moderate:

To approve the Plan of Reorganization with respect to Pacific Funds Portfolio Optimization Moderate into the Aristotle Portfolio Optimization Moderate Fund.

	Votes For		Votes Against		Votes Withheld		Voted Shares

	Number	Percent*	Number	Percent*	Number	Percent*	Number	Percent*
Pacific Funds Portfolio Optimization Moderate	30,650,819	90.08%	843,269	2.48%	2,532,817	7.44%	34,026,905	100.00%

*	Based on total shares voted on April 10, 2023.

Proposal #2 for Pacific Funds Portfolio Optimization Moderate:

To approve the Plan of Reorganization with respect to PF Growth Fund into the Aristotle Growth Equity Fund.

	Votes For		Votes Against		Votes Withheld		Voted Shares

	Number	Percent*	Number	Percent*	Number	Percent*	Number	Percent*
Pacific Funds Portfolio Optimization Moderate	30,408,653	89.37%	858,123	2.52%	2,759,284	8.11%	34,026,060	100.00%

*	Based on total shares voted on April 10, 2023.

Pacific Funds Portfolio Optimization Growth

In accordance with Rule 30e-1(b), under the Investment Company Act of 1940, the Trust is required to furnish certain information regarding any matters submitted to a vote of the Trust’s shareholders. Shareholders of record on February 10, 2023, representing 65,888,725 shares of Pacific Funds Portfolio Optimization Growth were notified that a Special Meeting of Shareholders (the “Meeting”) of that Fund would be held on April 10, 2023. 47.32% of the outstanding shares of the Trust were voted at the Meeting. A brief description of the matters voted upon as well as the voting results of the aforementioned Meeting are outlined as follows:

Proposal #1 for Pacific Funds Portfolio Optimization Growth:

To approve the Plan of Reorganization with respect to Pacific Funds Portfolio Optimization Growth into the Aristotle Portfolio Optimization Growth Fund.

	Votes For		Votes Against		Votes Withheld		Voted Shares

	Number	Percent*	Number	Percent*	Number	Percent*	Number	Percent*
Pacific Funds Portfolio Optimization Growth	27,566,848	88.42%	1,269,351	4.07%	2,340,949	7.51%	31,177,147	100.00%

*	Based on total shares voted on April 10, 2023.

Proposal #2 for Pacific Funds Portfolio Optimization Growth:

To approve the Plan of Reorganization with respect to PF Growth Fund into the Aristotle Growth Equity Fund.

	Votes For		Votes Against		Votes Withheld		Voted Shares

	Number	Percent*	Number	Percent*	Number	Percent*	Number	Percent*
Pacific Funds Portfolio Optimization Growth	27,523,465	88.28%	1,267,557	4.07%	2,383,568	7.65%	31,174,589	100.00%

*	Based on total shares voted on April 10, 2023.

PACIFIC FUNDS

SPECIAL MEETINGS OF SHAREHOLDERS (Continued)

(Unaudited)

Pacific Funds Portfolio Optimization Aggressive-Growth

In accordance with Rule 30e-1(b), under the Investment Company Act of 1940, the Trust is required to furnish certain information regarding any matters submitted to a vote of the Trust’s shareholders. Shareholders of record on February 10, 2023, representing 24,818,277 shares of Pacific Funds Portfolio Optimization Aggressive-Growth were notified that a Special Meeting of Shareholders (the “Meeting”) of that Fund would be held on April 10, 2023. 53.36% of the outstanding shares of the Trust were voted at the Meeting. A brief description of the matters voted upon as well as the voting results of the aforementioned Meeting are outlined as follows:

Proposal #1 for Pacific Funds Portfolio Optimization Aggressive-Growth:

To approve the Plan of Reorganization with respect to Pacific Funds Portfolio Optimization Aggressive-Growth into the Aristotle Portfolio Optimization Aggressive Growth Fund.

	Votes For		Votes Against		Votes Withheld		Voted Shares

	Number	Percent*	Number	Percent*	Number	Percent*	Number	Percent*
Pacific Funds Portfolio Optimization Aggressive-Growth	11,792,541	89.05%	488,111	3.69%	961,718	7.26%	13,242,370	100.00%

*	Based on total shares voted on April 10, 2023.

Proposal #2 for Pacific Funds Portfolio Optimization Aggressive-Growth:

To approve the Plan of Reorganization with respect to PF Growth Fund into the Aristotle Growth Equity Fund.

	Votes For		Votes Against		Votes Withheld		Voted Shares

	Number	Percent*	Number	Percent*	Number	Percent*	Number	Percent*
Pacific Funds Portfolio Optimization Aggressive-Growth	11,753,477	88.76%	535,212	4.04%	953,681	7.20%	13,242,370	100.00%

*	Based on total shares voted on April 10, 2023.

Pacific Funds Ultra Short Income

In accordance with Rule 30e-1(b), under the Investment Company Act of 1940, the Trust is required to furnish certain information regarding any matters submitted to a vote of the Trust’s shareholders. Shareholders of record on February 10, 2023, representing 5,760,197 shares of Pacific Funds Ultra Short Income were notified that a Special Meeting of Shareholders (the “Meeting”) of that Fund would be held on April 10, 2023. 50.50% of the outstanding shares of the Trust were voted at the Meeting. A brief description of the matter voted upon as well as the voting results of the aforementioned Meeting are outlined as follows:

Proposal for Pacific Funds Ultra Short Income:

To approve the Plan of Reorganization with respect to Pacific Funds Ultra Short Income into the Aristotle Ultra Short Income Fund.

	Votes For		Votes Against		Votes Withheld		Voted Shares

	Number	Percent*	Number	Percent*	Number	Percent*	Number	Percent*
Pacific Funds Ultra Short Income	2,498,698	85.90%	4,393	0.15%	405,643	13.95%	2,908,734	100.00%

*	Based on total shares voted on April 10, 2023.

Pacific Funds Short Duration Income

In accordance with Rule 30e-1(b), under the Investment Company Act of 1940, the Trust is required to furnish certain information regarding any matters submitted to a vote of the Trust’s shareholders. Shareholders of record on February 10, 2023, representing 102,705,007 shares of Pacific Funds Short Duration Income were notified that a Special Meeting of Shareholders (the “Meeting”) of that Fund would be held on April 10, 2023. 39.86% of the outstanding shares of the Trust were voted at the Meeting. A brief description of the matters voted upon as well as the voting results of the aforementioned Meeting are outlined as follows:

Proposal for Pacific Funds Short Duration Income:

To approve the Plan of Reorganization with respect to Pacific Funds Short Duration Income into the Aristotle Short Duration Income Fund.

	Votes For		Votes Against		Votes Withheld		Voted Shares

	Number	Percent*	Number	Percent*	Number	Percent*	Number	Percent*
Pacific Funds Short Duration Income	37,883,569	92.55%	777,611	1.90%	2,272,761	5.55%	40,933,942	100.00%

*	Based on total shares voted on April 10, 2023.

PACIFIC FUNDS

SPECIAL MEETINGS OF SHAREHOLDERS (Continued)

(Unaudited)

Pacific Funds Core Income

In accordance with Rule 30e-1(b), under the Investment Company Act of 1940, the Trust is required to furnish certain information regarding any matters submitted to a vote of the Trust’s shareholders. Shareholders of record on February 10, 2023, representing 80,700.289 shares of Pacific Funds Core Income were notified that a Special Meeting of Shareholders (the “Meeting”) of that Fund would be held on April 10, 2023. 48.29% of the outstanding shares of the Trust were voted at the Meeting. A brief description of the matters voted upon as well as the voting results of the aforementioned Meeting are outlined as follows:

Proposal for Pacific Funds Core Income:

To approve the Plan of Reorganization with respect to Pacific Funds Core Income into the Aristotle Core Income Fund.

	Votes For		Votes Against		Votes Withheld		Voted Shares

	Number	Percent*	Number	Percent*	Number	Percent*	Number	Percent*
Pacific Funds Core Income	36,967,541	94.86%	627,482	1.61%	1,376,614	3.53%	38,971,637	100.00%

*	Based on total shares voted on April 10, 2023.

Pacific Funds ESG Core Bond

In accordance with Rule 30e-1(b), under the Investment Company Act of 1940, the Trust is required to furnish certain information regarding any matters submitted to a vote of the Trust’s shareholders. Shareholders of record on February 10, 2023, representing 3,058,569 shares of Pacific Funds ESG Core Bond were notified that a Special Meeting of Shareholders (the “Meeting”) of that Fund would be held on April 10, 2023. 97.44% of the outstanding shares of the Trust were voted at the Meeting. A brief description of the matter voted upon as well as the voting results of the aforementioned Meeting are outlined as follows:

Proposal for Pacific Funds ESG Core Bond:

To approve the Plan of Reorganization with respect to Pacific Funds ESG Core Bond into the Aristotle ESG Core Bond Fund.

	Votes For		Votes Against		Votes Withheld		Voted Shares

	Number	Percent*	Number	Percent*	Number	Percent*	Number	Percent*
Pacific Funds ESG Core Bond	2,339,642	78.50%	259,291	8.70%	381,464	12.80%	2,980,397	100.00%

*	Based on total shares voted on April 10, 2023.

Pacific Funds Strategic Income

In accordance with Rule 30e-1(b), under the Investment Company Act of 1940, the Trust is required to furnish certain information regarding any matters submitted to a vote of the Trust’s shareholders. Shareholders of record on February 10, 2023, representing 145,036,510 shares of Pacific Funds Strategic Income were notified that a Special Meeting of Shareholders (the “Meeting”) of that Fund would be held on April 10, 2023. 44.59% of the outstanding shares of the Trust were voted at the Meeting. A brief description of the matter voted upon as well as the voting results of the aforementioned Meeting are outlined as follows:

Proposal for Pacific Funds Strategic Income:

To approve the Plan of Reorganization with respect to Pacific Funds Strategic Income into the Aristotle Strategic Income Fund.

	Votes For		Votes Against		Votes Withheld		Voted Shares

	Number	Percent*	Number	Percent*	Number	Percent*	Number	Percent*
Pacific Funds Strategic Income	60,630,914	93.76%	773,691	1.20%	3,263,427	5.05%	64,668,032	100.00%

*	Based on total shares voted on April 10, 2023.

Pacific Funds Floating Rate Income

In accordance with Rule 30e-1(b), under the Investment Company Act of 1940, the Trust is required to furnish certain information regarding any matters submitted to a vote of the Trust’s shareholders. Shareholders of record on February 10, 2023, representing 417,351,447 shares of Pacific Funds Floating Rate Income were notified that a Special Meeting of Shareholders (the “Meeting”) of that Fund would be held on April 10, 2023. 48.07% of the outstanding shares of the Trust were voted at the Meeting. A brief description of the matter voted upon as well as the voting results of the aforementioned Meeting are outlined as follows:

Proposal for Pacific Funds Floating Rate Income:

To approve the Plan of Reorganization with respect to Pacific Funds Floating Rate Income into the Aristotle Floating Rate Income Fund.

	Votes For		Votes Against		Votes Withheld		Voted Shares

	Number	Percent*	Number	Percent*	Number	Percent*	Number	Percent*
Pacific Funds Floating Rate Income	195,308,857	97.36%	1,617,282	0.81%	3,687,387	1.84%	200,613,526	100.00%

*	Based on total shares voted on April 10, 2023.

PACIFIC FUNDS

SPECIAL MEETINGS OF SHAREHOLDERS (Continued)

(Unaudited)

Pacific Funds High Income

In accordance with Rule 30e-1(b), under the Investment Company Act of 1940, the Trust is required to furnish certain information regarding any matters submitted to a vote of the Trust’s shareholders. Shareholders of record on February 10, 2023, representing 9,796,211 shares of Pacific Funds High Income were notified that a Special Meeting of Shareholders (the “Meeting”) of that Fund would be held on April 10, 2023. 76.14% of the outstanding shares of the Trust were voted at the Meeting. A brief description of the matter voted upon as well as the voting results of the aforementioned Meeting are outlined as follows:

Proposal for Pacific Funds High Income:

To approve the Plan of Reorganization with respect to Pacific Funds High Income into the Aristotle High Yield Bond Fund.

	Votes For		Votes Against		Votes Withheld		Voted Shares

	Number	Percent*	Number	Percent*	Number	Percent*	Number	Percent*
Pacific Funds High Income	6,743,896	90.41%	216,596	2.90%	498,384	6.68%	7,458,875	100.00%

* Based on total shares voted on April 10, 2023.

Pacific Funds Small/Mid-Cap

In accordance with Rule 30e-1(b), under the Investment Company Act of 1940, the Trust is required to furnish certain information regarding any matters submitted to a vote of the Trust’s shareholders. Shareholders of record on February 10, 2023, representing 10,434,975 shares of Pacific Funds Small/Mid-Cap were notified that a Special Meeting of Shareholders (the “Meeting”) of that Fund would be held on April 10, 2023. 35.72% of the outstanding shares of the Trust were voted at the Meeting. A brief description of the matter voted upon as well as the voting results of the aforementioned Meeting are outlined as follows:

Proposal for Pacific Funds Small/Mid-Cap:

To approve the Plan of Reorganization with respect to Pacific Funds Small/Mid-Cap into the Aristotle Small/Mid-Cap Equity Fund.

	Votes For		Votes Against		Votes Withheld		Voted Shares

	Number	Percent*	Number	Percent*	Number	Percent*	Number	Percent*
Pacific Funds Small/Mid-Cap	3,531,222	94.74%	40,047	1.07%	155,990	4.19%	3,727,260	100.00%

*	Based on total shares voted on April 10, 2023.

Pacific Funds Small-Cap

In accordance with Rule 30e-1(b), under the Investment Company Act of 1940, the Trust is required to furnish certain information regarding any matters submitted to a vote of the Trust’s shareholders. Shareholders of record on February 10, 2023, representing 897,704 shares of Pacific Funds Small-Cap were notified that a Special Meeting of Shareholders (the “Meeting”) of that Fund would be held on April 10, 2023. 34.01% of the outstanding shares of the Trust were voted at the Meeting. A brief description of the matter voted upon as well as the voting results of the aforementioned Meeting are outlined as follows:

Proposal for Pacific Funds Small-Cap:

To approve the Plan of Reorganization with respect to Pacific Funds Small-Cap into the Aristotle Small-Cap Equity Fund II.

	Votes For		Votes Against		Votes Withheld		Voted Shares

	Number	Percent*	Number	Percent*	Number	Percent*	Number	Percent*
Pacific Funds Small-Cap	265,419	86.93%	21,678	7.10%	18,213	5.97%	305,310	100.00%

*	Based on total shares voted on April 10, 2023.

Pacific Funds Small-Cap Value

In accordance with Rule 30e-1(b), under the Investment Company Act of 1940, the Trust is required to furnish certain information regarding any matters submitted to a vote of the Trust’s shareholders. Shareholders of record on February 10, 2023, representing 1,743,868 shares of Pacific Funds Small-Cap Value were notified that a Special Meeting of Shareholders (the “Meeting”) of that Fund would be held on April 10, 2023. 56.40% of the outstanding shares of the Trust were voted at the Meeting. A brief description of the matter voted upon as well as the voting results of the aforementioned Meeting are outlined as follows:

PACIFIC FUNDS

SPECIAL MEETINGS OF SHAREHOLDERS (Continued)

(Unaudited)

Proposal for Pacific Funds Small-Cap Value:

To approve the Plan of Reorganization with respect to Pacific Funds Small-Cap Value into the Aristotle Small Cap Equity Fund II.

	Votes For		Votes Against		Votes Withheld		Voted Shares

	Number	Percent*	Number	Percent*	Number	Percent*	Number	Percent*
Pacific Funds Small-Cap Value	858,714	87.30%	56,899	5.78%	67,979	6.91%	983,592	100.00%

*	Based on total shares voted on April 10, 2023.

PF Growth Fund

In accordance with Rule 30e-1(b), under the Investment Company Act of 1940, the Trust is required to furnish certain information regarding any matters submitted to a vote of the Trust’s shareholders. Shareholders of record on February 10, 2023, representing 6,096,884 shares of PF Growth Fund were notified that a Special Meeting of Shareholders (the “Meeting”) of that Fund would be held on April 10, 2023. 100.00% of the outstanding shares of the Trust were voted at the Meeting. A brief description of the matter voted upon as well as the voting results of the aforementioned Meeting are outlined as follows:

Proposal for PF Growth Fund:

To approve the Plan of Reorganization with respect to PF Growth Fund into the Aristotle Growth Equity Fund.

	Votes For		Votes Against		Votes Withheld		Voted Shares

	Number	Percent*	Number	Percent*	Number	Percent*	Number	Percent*
PF Growth Fund	5,431,179	89.08%	199,544	3.27%	466,162	7.65%	6,096,884	100.00%

*	Based on total shares voted on April 10, 2023.

PACIFIC FUNDS

WHERE TO GO FOR MORE INFORMATION

(Unaudited)

Availability of Quarterly Holdings

The Trust files Part F of Form N-PORT (complete schedules of fund holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Trust’s Part F of Form N-PORT (when required) is filed pursuant to applicable regulations and is available after filing on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

By August 31 of each year, the Trust files information regarding how the Trust’s managers voted proxies relating to fund securities during the most recent twelve-month period ended June 30. Such information is available after filing on the Trust’s’ website and on the SEC’s website noted below.

Information Relating to Investments Held by the Trust

For complete descriptions of the various securities and other instruments held by the Trust and their risks, please see the Trust’s prospectus and Statement of Additional Information (“SAI”). The prospectus and SAI are available as noted below.

Availability of Proxy Voting Policies

A description of the Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to fund securities is described in the Trust’s SAI.

How to obtain Information

The Trust’s prospectus, SAI (including Proxy Voting Policies) and annual and semi-annual reports are available:

•	On the Trust’s website at https://www.pacificfunds.com/resources/prospectuses-reports

•	On the SEC’s website at http://www.sec.gov

•	Upon request by calling, without charge, 1-800-722-2333, 7 a.m. through 5 p.m. Pacific Time

Pacific Funds

Mailing address:

P.O. Box 9768

Providence, RI 02940-9768

ADDRESS SERVICE REQUESTED

Annual Report as of March 31, 2023 for:

• Pacific Funds

Form Nos.	3012-20A

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.

A copy of this code of ethics is filed as Exhibit 99.CODE ETH to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board has determined that Paul A. Keller, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item. This designation does not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor does it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as “audit committee financial experts” if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition. Mr. Keller is a retired partner of PricewaterhouseCoopers LLP.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed to the Registrant by the principal accountant for the fiscal years ended March 31, 2023 and 2022 were $777,000 and $754,000, respectively.

Audit-Related Fees

(b)	For the fiscal years ended March 31, 2023 and 2022 there were no audit-related fees.

Tax Fees

(c)	The aggregate tax fees billed to the Registrant by the principal accountant for the fiscal years ended March 31, 2023 and 2022 were $204,335 and $141,503, respectively.

All Other Fees

(d)	There were no other fees billed to the Registrant by the principal accountant for the fiscal years ended March 31, 2023 and 2022.

(e)(1)

The Audit Committee is required to pre-approve audit and non-audit services performed for the Registrant by the independent auditor as outlined below in order to assure that the provision of such services does not impair the auditor’s independence:

A.	Pre-Approval Requirements for Services to Registrant. Before the Auditor is engaged by the Registrant to render audit related or permissible non-audit services, either:

(i)	The Audit Committee shall pre-approve such engagement; or

(ii)

Such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee hereby delegates authority to its Chairperson, and may delegate to one or more of its other members, the authority to grant pre-approvals. In the event of a pre-approval by the Chairperson or other authorized member of the Audit

Committee, the person to whom authority is delegated under this Section shall report on such pre-approval to the full Audit Committee at its next regularly scheduled meeting.

(iii)

De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Registrant other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Registrant constitutes not more than 5 percent of the total amount of revenues paid by the Registrant to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

B.

Pre-Approval of Non-Audit Services Provided to the Adviser and Others. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity in the investment company complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant. Investment company complex means the Pacific Select Fund, the Pacific Funds Series Trust, the Adviser and any entity controlled by or under common control with the Adviser if such entity is an investment adviser or is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to the Trusts or the Adviser.

(i)

De Minimis Exception: The De Minimis exceptions set forth above under Section (e)(1)A.(iii) apply to pre-approvals under this Section (e)(1)B. as well, except that the “total amount of revenues” calculation for this Section’s (e)(1)B. services is based on the total amount of revenues paid to the Auditor by the Registrant and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).

C.

Pre-Approval of Program and Subscription Services Provided to the Registrants and their Affiliates. The Audit Committee is deemed to have pre-approved Program and Subscription Services (“Programs”) provided to the Registrant and their affiliates, entities within the Registrant’s investment company complex or their affiliates, including employees of Pacific Life and Pacific Life Fund Advisors LLC (collectively, “Fund Persons”) so long as: (1) such Programs are free to Fund Persons or if there is a charge, Fund Persons pay: (a) the going rate for such Programs, or (b) the Fund Persons receive a discount of $500 or less; or (2) the Program is approved under or covered by and in compliance with the policies and/or procedures of Pacific Life’s Audit Committee with respect to the provision of educational services by the Auditor or other parties. Any Programs that do not meet the above criteria require approval by the Audit Committee, its Chairperson or other delegates as provided in Section (e)(1)A.(ii). Programs are educational programs and seminars provided by the Auditor or its affiliates and include live programs, webcasts, podcasts, websites, database subscriptions, checklists, research reports, local office seminars, Debrief webcast series, Technical library and similar or related items.

(e)(2)	No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate fees billed for the years ended March 31, 2023 and 2022 by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $2,315,235 and $3,048,503, respectively.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)

The Chief Executive Officer and the Treasurer of the Registrant have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics, subject to the disclosure of Item 2 hereof is attached hereto as Exhibit 99.CODE ETH.

(a)(2)	Separate certifications for the principal executive and principal financial officer of the Registrant pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT .

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto as Exhibit 99.906.CERT pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Funds Series Trust

By:	/s/ Adrian S. Griggs
Adrian S. Griggs
Chief Executive Officer

Date:	June 1, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adrian S. Griggs
Adrian S. Griggs
Chief Executive Officer

Date:	June 1, 2023

By:	/s/ Trevor T. Smith
Trevor T. Smith
Treasurer (Principal Financial and Accounting Officer)

Date:	June 1, 2023